[NATIONS FUND LOGO]

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

NATIONS SHORT-TERM INCOME FUND

NATIONS DIVERSIFIED INCOME FUND

NATIONS STRATEGIC FIXED INCOME FUND

A N N U A L

For the Year Ended November 30, 1995

R E P O R T

    NOT                                  MAY LOSE VALUE
    FDIC-
    INSURED                              NO BANK GUARANTEE

NATIONS FUND DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUND INVESTMENT ADVISER: NATIONSBANK, N.A. ("NATIONSBANK")

NATIONS FUND TRUST

DEAR SHAREHOLDER:

We are pleased to present the annual report for Nations Fund Trust for the fiscal year ended November 30, 1995. During this period of bullish growth across many financial markets, assets of the Nations Fund family of mutual funds surpassed the $17 billion level.

Overall, 1995 marked a period that many investors will look back upon with great fondness in the years to come. It offered the potential for investors to enjoy significant returns in an environment marked by subdued volatility. As we look forward to the opportunities 1996 presents, it is appropriate to reflect upon the conclusions that can be drawn from market performance over the past twelve months.

FINANCIAL MARKETS SUMMARY

The past year produced ideal market conditions for U.S. financial assets. Historians might well cite 1995 as the definitive case study of a bull market. Indeed, four factors coincided to make 1995 memorable. The U.S. economy grew at a moderate pace. Inflation slowed more than most observers anticipated. Both the executive and legislative branches of the U.S. government embraced a commitment to reduce the federal deficit and U.S. corporations continued to produce strong profitability. As a result, those who owned financial assets enjoyed strong performance without having this performance eroded or undermined by the threats of an overheated economy, creeping inflation or unbridled federal spending.

How could U.S. corporations produce strong profits without the pricing power of inflation, the tail wind of economic strength or the catalyst of government spending? Clearly, productivity and restructuring played an important role as U.S. companies expanded margins. Moreover, profits earned abroad helped to expand earnings for many companies. And the technology sector of the economy played an important role as computers and telecommunications helped reshape many companies.

On the international front, foreign stock markets lagged behind the U.S. equity bull market. Foreign bond markets, with the exception of Japan, performed in line with the U.S. bond market, providing double digit returns for bond investors. A closer look at stock market facts actually show that foreign market returns for 1995 were in line with their 1994 returns when foreign markets outperformed the U.S. market by a sizable margin. The generally low correlation between the U.S. and foreign stock markets continues to provide opportunities for the portfolio diversification desired by many prudent investors. It is the primary reason that diversifying overseas has become an important asset allocation decision today.

The year also produced a record number of strategic mergers both domestically and internationally. In numerous industries, companies forged ties in order to build long-term profitability. Among others, Banking, Broadcasting, Basic Industry, Software and Health Care experienced strong deal activity. Unlike prior merger cycles, most of these deals were not merely the result of financial engineering.

Overall, 1995 was an important reminder regarding the value of long-term investing. As we entered 1995, investors might have been discouraged by the meager U.S. returns of the prior year. Moreover, some investors might have been tempted to take profits early in the year as the U.S. rally unfolded. The winners in 1995 appear to have been those individuals and institutions with the patience and vision for the long haul.

FINANCIAL OUTLOOK

Investors can reap significant rewards when long-term investment discipline intersects with ideal market conditions. This was the story for 1995.

But what about 1996? Must a bear market necessarily follow the bull market of 1995? Can interest rates continue to fall (and bond prices rise) and stocks continue to rally at a torrid pace? We do not think that a strong bull market necessarily must be followed by a big market sell-off. As long as the financial environment remains favorable, prices can continue to appreciate. However, we do not anticipate the pace of appreciation to be nearly as rapid or steady.

What about investing overseas? Should we expect a reversal of last year with foreign stock markets outperforming U.S. stock markets in 1996? Over the long term, there is a close correlation between real economic growth rates achieved by a country and the performance of that country's stock market. Many of the world's fastest growing economies are located in the Pacific Rim and it is here where we see some of the most exciting opportunities for 1996 and beyond. We also see opportunities in Japan, the world's largest economy and stock market outside the United States, as it recovers from its recent problems. Fundamentally, the fast growing Pacific Rim markets should outperform other world markets, while the more developed countries will be reacting to the same investment environment that exists in the United States.

While moderate economic conditions, low inflation and fiscal restraint are likely to persist in 1996, corporate profitability is likely to slow. As a result, we should not expect to see a market rally that is as broad as 1995, and we should expect to see periodic corrections in both stocks and bonds. However, even without strong earnings as an ally, the general market environment should be positive enough to provide the potential for reasonable returns for investors in the new year. Of course, it is not possible to predict market activity with any certainty.

Thank you for placing your confidence in Nations Fund. We hope the information contained in this report proves valuable as you pursue your investment goals.

Sincerely,

/s/ A. MAX WALKER

A. Max Walker
President and Chairman
of the Board

November 30, 1995

We are pleased to present the following general investment strategies that investors may want to consider. Specific investment decisions should always be based on an analysis of your individual financial goals, tolerance for risk, and investment timeframe.

PREPARE FOR 1996 WITH A
QUICK FINANCIAL REVIEW
--------------------------------------------------------------------------------

Nineteen hundred ninety-five was an exciting year for investors. The Dow Jones Industrial Average (DJIA) surged past the 5000 mark, breaking record after record along the way. The National Association of Securities Dealers Automated Quotations system (NASDAQ), Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500) and New York Stock Exchange (NYSE) indices also reached record levels. During this same period, falling interest rates resulted in a bond rally, driving bond prices up and bond yields down.

DO CHANGES IN MARKET CONDITIONS WARRANT CHANGES IN YOUR
INVESTMENT STRATEGY?

Not necessarily. Short-term market performance should mean very little if your investment goals are long-term in nature. For example, before leaping to take profits when the stock market reaches new highs, as a long-term investor, you should always consider why you invested in stocks in the first place.

If you're seeking long-term gains, a dramatic shift in your strategy today may lead to difficult decisions later regarding when to get back into the stock market -- something that is very difficult to time. That's why most financial advisers encourage a proactive, rather than reactive, approach to investing. A proactive approach involves careful planning, goal setting and a long-term outlook.

As you begin to put your financial affairs in order for the new year, consider the following:

HAVE YOUR INVESTMENT OBJECTIVES CHANGED?

A new job, retirement, the birth of a child or loss of a loved one are among the many lifestyle changes that can have a significant impact on your finances. Perhaps you need to establish a college fund for a child or grandchild. Or, as you're approaching retirement, you're seeking a more conservative investment strategy geared toward asset preservation. These are valid reasons to reassess your investment goals and objectives as well as how your assets are allocated among the various investment classes.

ARE YOUR INVESTMENT ASSETS PROPERLY ALLOCATED?

Maintaining a portfolio that is adequately diversified among the primary asset classes is an important investment principle. In fact, according to an independent study of 82 pension funds over a 10-year period, over 91% of an investment portfolio's return is driven by asset allocation.*

CAN YOU REDUCE YOUR TAXABLE INCOME?

An inheritance, a significant salary increase or relocating to another state can impact your tax situation. If you need to reduce the amount of your income that is subject to taxes, consider tax-exempt investments. Investing in municipal bond funds may be one effective choice because the income you earn on municipal bond funds is generally exempt from federal income taxes.** Also state-specific municipal bond funds seek income that is exempt from both federal, state and local income taxes.

---------------

 * Source: Financial Analysts Journal, May/June 1991: Determinants Of Portfolio Performance II: An Update, by Gary Brinson, Brian Singer and Gilbert Beebower.

** Income derived from municipal bond funds may be subject to state and local taxes and, for certain investors, may be subject to the federal Alternative Minimum Tax (AMT).

ARE YOUR RETIREMENT PLANS ON TRACK?

Many financial experts agree that you will need 80% of your pre-retirement income to maintain a comfortable lifestyle during your retirement years. However, the Social Security Administration reports that many Americans save only one-third of what they will need. While Social Security benefits are an important component of retirement assets, most of us realize that these benefits are not likely to be enough. Even combined with your company pension plan, you may still fall short. Greater emphasis will continue to be placed on personal investments to complete the retirement picture.

Proper asset allocation, one of the strongest drivers of portfolio return, is particularly important where retirement investments are concerned. It's important to determine if your retirement assets are properly allocated to provide the growth you need without taking on undue risk.

WHAT'S RIGHT FOR YOU?

Before making any changes in your investment strategy, take time to understand the relationship between investment risk and investment reward. Generally, the greater the potential for investment reward, such as growth from stock investments, the greater the risk. Consider whether your timeframe is adequate to compensate for potential market downturns.

In determining the level of investment risk you are comfortable with, consider the following:

- STOCKS ARE LONG-TERM INVESTMENT VEHICLES. Since stocks offer the strongest potential for growth among the asset classes, stock market investments are generally suitable for pursuing long-term investment goals. Investors pursuing short-term investment goals may wish to consider shifting assets toward investments with greater price stability.

- BOND INVESTMENTS OFFER GREATER STABILITY THAN STOCKS, BUT ARE NOT WITHOUT RISK. The types of risk a bond investor will incur include credit risk and interest-rate risk, both of which can affect a bond's price and yield. In addition, while bonds generally are not as volatile as stocks, they also do not offer the growth potential found in stock market investments. A portfolio that contains only bond investments may hurt your potential to outpace inflation over time.

- INTERNATIONAL STOCKS AND BONDS OFFER GREATER DIVERSIFICATION. Although international investing presents additional risks such as political, currency and liquidity risk, the diversification benefits can increase the potential for higher overall portfolio returns and lower portfolio risk.

- AVOID PLACING ALL OF YOUR EGGS IN ONE BASKET. Spread your investment dollars among stock, bond and money market investments to help reduce the risk and impact of principal loss should a particular investment perform poorly.

THE NATIONS FUND ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as your financial objectives or market conditions change. The Nations Fund family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBank, N.A. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

[NATIONS FUND FAMILY GRAPH]

For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at 1-(800) 982-2271.
---------------

* The Nations Fund family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

                   NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND*
                            PERFORMANCE AND COMMENTARY

 PORTFOLIO MANAGER:

     The Fund is managed by John Swaim. Mr. Swaim joined NationsBank in 1986 and is a Vice President and Fixed Income Portfolio Manager. Mr. Swaim has co-managed the Fund since its inception in 1991. He is a member of the Fixed Income Group with over seven years of investment experience. Mr. Swaim received a B.S. from the University of North Texas and an M.B.A. from the University of Texas at Arlington.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

PERFORMANCE REVIEW**

     For the one-year period ended November 30, 1995, Nations Short-Intermediate Government Fund Trust A Shares returned 11.70%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Swaim shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

THE BIG STORY FOR THE FIXED INCOME MARKETPLACE IN 1995 WAS THE INTEREST RATE ENVIRONMENT. HOW DID THIS IMPACT THE FUND?
     Duration, which measures the sensitivity of a bond's price to changes in interest rates, was key to performance in the fixed income market over the course of the year. Changes in monetary policy with the Federal Reserve Board (the Fed) moving from a restrictive to a more accommodating position over the course of the year helped to rally the market.

     Nations Short-Intermediate Government Fund began the fiscal year on a more bullish note than its peers, most of whom had taken a more defensive stance heading into 1995. The Fund was positioned to catch the change in the Fed's posture. The Fund was longer on duration which proved advantageous as interest rates declined and bond prices began to rise.

WHAT STRATEGIES DID YOU EMPLOY TO CAPTURE INCOME AND TOTAL RETURN?
     Most of the value realized by the Fund resulted from timely decisions in moving in and out of mortgages, managing duration and adding income through barbelling. Barbelling, the process of building a portfolio of securities from opposite ends of the maturity spectrum, proved very beneficial from both an income and a total return perspective.

HOW DOES THE BARBELL STRATEGY WORK?
     Over the past few years, most investors have focused on intermediate securities which provided the most income for the least duration. However, because of the demand for these securities which pushed yields down and prices up, the income opportunities in this sector were no longer as good as they had been. Therefore, our approach was to capture the same level of risk and reward through investment in very short- and long-term U.S. Treasuries, effectively creating a portfolio that would provide the same characteristics as intermediate U.S. Treasuries.
---------------

  *On August 18, 1995, pursuant to a plan of reorganization, Nations Short-Intermediate Government Fund acquired the assets and certain liabilities of Nations Adjustable Rate Government Fund in a tax-free exchange for shares of Nations Short-Intermediate Government Fund (see Note 9 in the Notes to Financial Statements).

 **The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

     This strategy provided the portfolio with the less volatile market sensitivity of the 5-year U.S. Treasury and the advantage of greater total return from investment in 10-year U.S. Treasuries on the long end of the barbell structure. This strategy is particularly advantageous in a slowing economy when long-term rates decline more than short-term rates as the yield curve flattens. Under these circumstances, the barbell strategy can provide strong potential to outperform the 5-year U.S. Treasury.

HOW DID THE BARBELL STRATEGY AFFECT INCOME POTENTIAL?
     Historically, investment in the 5-year U.S. Treasury has provided greater income than a strategy that focuses on investment on opposite ends of the maturity spectrum. Typically, in the barbell structure you had to be willing to give up some income in pursuit of higher total return potential. This was not the case over the past year. It actually benefited the Fund to construct a portfolio of very short-term and longer-term securities in the manner described above. The barbell strategy provided a double benefit from both an income and total return perspective.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?
     As the yield curve has flattened, we have gradually moved positions closer to the 5-year U.S. Treasury on both the short- and long-end of the curve. As of November 30, 1995, the Fund's average maturity was 4.3 years and the average duration was 2.7 years. All of the securities owned by the Fund are government securities. Approximately one-third of the Fund's portfolio is invested in mortgages.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1996?
     Our outlook for the Fund is quite favorable. Mortgages are beginning to look favorable at their current prices. We expect mortgage-backed securities will be beneficial to the Fund in 1996, and we have a good track record of taking advantage of this. Also, interest rates may be nearing the lower end of their trading range. If so, the low duration of the Fund should place it in a good position relative to longer duration funds.

NATIONS FUND TRUST
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95
-----------------------------------------------

U.S. Treasury Obligations...............  59.6%
Mortgage-Backed Securities..............  39.4%
U.S. Government Agency Securities,
Government Guaranteed Bonds,
Asset-Backed Security, Repurchase
Agreement and Other Assets and
Liabilities (Net).......................   1.0%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

-------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
YEAR ENDED        7.86%        11.48%
11/30/95
               ---------------------
INCEPTION
(08/05/91)        6.35%         7.17%
THROUGH
11/30/95
               ---------------------
               Adjusted for    Not
               maximum         adjusted
               sales charge    for sales
               of 3.25%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Short-
Intermediate Government Fund
on August 5, 1991
(inception). The Lehman
Brothers 1-5 Year U.S.
Government Index is
comprised of all U.S.
government agency and
Treasury securities with
maturities between 1 and 5
years.


                        Growth of                 Lehman Brothers
                     Investment with                Government
Date            Distributions Reinvested        1-5 Year U.S. Index

08/05/91                $ 9,675
08/91                   $ 9,882                       $10,000
11/91                   $10,334                       $10,540
02/92                   $10,450                       $10,714
05/92                   $10,713                       $10,925
08/92                   $11,225                       $11,346
11/92                   $11,018                       $11,332
02/93                   $11,543                       $11,772
05/93                   $11,638                       $11,863
08/93                   $12,009                       $12,152
11/93                   $11,993                       $12,196
02/94                   $12,006                       $12,222
05/94                   $11,742                       $12,045
08/94                   $11,855                       $12,234
11/94                   $11,704                       $12,124
02/95                   $12,116                       $12,544
05/95                   $12,540                       $13,086
08/95                   $12,717                       $13,232
11/95                   $13,047                       $13,574

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

-------------------------------------
TOP TEN HOLDINGS AS A % OF NET
ASSETS AS OF 11/30/95

 1.  U.S. Treasury Notes                           49.2%
 2.  Federal National Mortgage Association
     Certificates                                  19.0
 3.  Government National Mortgage Association
     Certificates                                  13.9
 4.  U.S. Treasury Bill                             7.5
 5.  Federal Home Loan Mortgage Corporation
     Certificates                                   6.5
 6.  Federal Home Loan Bank, 7.360% 03/05/98        3.5
 7.  Second Attransco Trailer Corporation,
     Series A, 8.500% 06/15/02                      0.6
 8.  Third Attransco Trailer Corporation, 8.200%
     11/01/97                                       0.3
 9.  Student Loan Marketing Association, 5.700%
     08/02/99                                       0.2
10.  Collateralized Mortgage Obligation, REMIC,
     Series 1992-1, Class C, 6.750% 06/20/17        0.1

NATIONS FUND TRUST
Nations Short-Intermediate Government Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

    -------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED     10.15%*        11.15%
     11/30/95
                 -----------------------
     INCEPTION
     (06/17/92)      5.12%         5.12%
     THROUGH
     11/30/95
                 -----------------------
                                 Not
                 *Adjusted for   adjusted
                 maximum         for
                 contingent      contingent
                 deferred        deferred
                 sales charge    sales
                 of 1.00%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Short-
Intermediate Government Fund
on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman Brothers
1-5 Year U.S. Government
Index is comprised of all
U.S. government agency and
Treasury securities with
maturities between 1 and 5
years.

                        Growth of Investment            Lehman Brothers
                         with Distributions                1-5 Year
Date                         Reinvested              U.S. Government Index
06/17/92                        $10,000                 $10,000
08/92                           $10,372                 $10,255
11/92                           $10,164                 $10,242
02/93                           $10,632                 $10,639
05/93                           $10,704                 $10,722
08/93                           $11,028                 $10,983
11/93                           $10,997                 $11,023
02/94                           $10,993                 $11,046
05/94                           $10,741                 $10,886
08/94                           $10,837                 $11,057
11/94                           $10,690                 $10,957
02/95                           $11,058                 $11,337
05/95                           $11,436                 $11,782
08/95                           $11,589                 $11,959
11/95                           $11,881                 $12,268

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

    ------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       7.02%         11.02%
     11/30/95
                  ----------------------
     INCEPTION
     (06/07/93)       3.09%         4.21%
     THROUGH
     11/30/95
                  ----------------------
                                  Not
                  Adjusted for    adjusted
                  maximum         for
                  applicable      contingent
                  contingent      deferred
                  deferred        sales
                  sales charge    charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Short-
Intermediate Government Fund
on June 7, 1993 (inception).
The Lehman Brothers 1-5 Year
U.S. Government Index is
comprised of all U.S.
government agency and
Treasury securities with
maturities between 1 and 5
years.

                        Growth of Investment            Lehman Brothers
                         with Distributions                1-5 Year
Date                         Reinvested              U.S. Government Index
06/07/93                        $10,000                 $10,000
08/93                           $10,289                 $10,244
11/93                           $10,265                 $10,280
02/94                           $10,265                 $10,302
05/94                           $10,028                 $10,153
08/94                           $10,115                 $10,312
11/94                           $ 9,976                 $10,219
02/95                           $10,318                 $10,573
05/95                           $10,668                 $10,988
08/95                           $10,806                 $11,154
11/95                           $10,784                 $11,442

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

-------------------------------------
     AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
YEAR ENDED              11.70%
11/30/95
           ------------------
INCEPTION
(08/01/91)              7.31%
THROUGH
11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations
Short-Intermediate
Government Fund on August 1,
1991 (inception). The Lehman
Brothers 1-5 Year U.S.
Government Index is
comprised of all U.S.
government agency and
Treasury securities with
maturities between 1 and 5
years.


                        FIRST DATA INVESTOR SERVICES
                      MUTUAL FUND HYPOTHETICAL ANALYSIS


                Growth of Investment            Lehman Brothers
                 With Distributions              1-5 Year U.S.
Date                Reinvested                  Government Index
----            --------------------            ----------------
08/01/91              $10,000                       $10,000
08/91                 $10,214                       $10,164
11/91                 $10,681                       $10,540
02/92                 $10,801                       $10,714
05/92                 $11,074                       $10,925
08/92                 $11,608                       $11,346
11/92                 $11,397                       $11,332
02/93                 $11,944                       $11,772
05/93                 $12,047                       $11,863
08/93                 $12,436                       $12,152
11/93                 $12,426                       $12,196
02/94                 $12,444                       $12,222
05/94                 $12,176                       $12,045
08/94                 $12,300                       $12,234
11/94                 $12,149                       $12,124
02/95                 $12,584                       $12,544
05/95                 $13,030                       $13,036
08/95                 $13,220                       $13,232
11/95                 $13,571                       $13,574


----------
Assumes the reinvestment of all distributions.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                         NATIONS SHORT-TERM INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by Gregg Cobb. Mr. Cobb, Vice President, joined NationsBank in 1993 and has nine years of investment management experience. He received a B.S. in economics from the University of North Carolina, Chapel Hill.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Short-Term Income Fund Trust A Shares returned 10.48%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Cobb shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

THE BIG STORY FOR THE FIXED INCOME MARKETPLACE IN 1995 WAS THE DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS IMPACT THE FUND?
     Nations Short-Term Income Fund is tied very closely to monetary policy. Therefore, changes in interest rates or the Fed funds rate will have a direct impact on Fund performance. The price volatility of this Fund is closely related to the two-year U.S. Treasury bond.

     By the end of the reporting period, two-year U.S. Treasury bond yields had fallen 200 basis points (2%) from their peak in January 1995. Yields dropped from the 7 1/2% range in early 1995, to the 5 1/2% range toward year-end. Market anticipation of aggressive Federal Reserve Board easing of interest rates drove U.S. Treasury yields to their present low levels.

     While these conditions have lowered the Fund's yield profile, investors have been able to capture significant price appreciation. This is because bond prices rise as yields decline.

WHAT WAS YOUR STRATEGY FOR GENERATING INCOME DURING THIS PERIOD OF DECLINING INTEREST RATES?
     The Fund focused primarily on short-term investment grade corporate bonds and asset-backed securities throughout the fiscal year. These securities provided us with higher yields than U.S. Treasuries. We were also able to enhance total return by capturing price appreciation as rates declined.

     The corporate market proved very attractive in a positive earnings environment. During this period, we saw the best overall corporate credit profile of the past ten years. Over the past three to five years, many corporations have been engaged in restructuring and repairing their balance sheets, so credit quality in the corporate market has been very high. The Fund was overweighted in both corporate bonds and asset-backed securities throughout the period. We did not invest in mortgages in an effort to avoid the higher volatility of the mortgage market during this period. In the market environment we were dealing with, we wanted to maintain the more stable average volatility of the two-year U.S. Treasury.
---------------

  *The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

     While we look to the two-year U.S. Treasury as our volatility benchmark, we found it didn't meet our income objective in 1995. As bond prices rallied, causing yields to decline, short-term U.S. Treasuries were not able to provide the income level we were seeking. This led us to pursue corporates and asset-backed securities.

WAS DEMAND ABLE TO KEEP UP WITH SUPPLY OVER THE COURSE OF THE YEAR IN THE CORPORATE DEBT MARKET?
     There was a rather limited supply of short-term corporate debt issued in 1995, yet the demand for short-term corporates was exceedingly high. This supply and demand imbalance, combined with strong credit quality, resulted in very favorable performance among investment-grade corporate bonds.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?
     As of November 30, 1995, investment grade corporate bonds accounted for 65% of the portfolio's assets and proved very beneficial to return. We emphasized BBB-rated securities which performed extremely well on a total return basis as well as from an income perspective.

     Twenty-percent of assets were allocated to short-term, AAA-rated asset-backed securities (bonds or notes backed by loan paper or accounts receivable) which we felt would perform well. Over the past twelve months, AAA-rated asset-backed securities have provided higher yields than AAA and AA-rated corporates. The remainder was invested in U.S. government and agency securities.

     The portfolio's average maturity hovers around two years, and the average credit profile for securities held by the Fund is A1 according to Moody's Investors Service, Inc., an independent bond rating service.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1996?
     In a nonrecessionary environment, the short-term corporate bond market should continue to do well and credit quality should remain positive. AAA-rated asset-backed securities will continue to be emphasized for the yield advantage they provide. We will be closely following developments in the mortgage market in 1996. The current mortgage market is reaching valuation levels we haven't seen over the last two to three years and, consequently, is starting to appear more attractive. If these levels remain, we may choose to include mortgages for the potential yield and total return advantages they may provide.

NATIONS FUND TRUST
NATIONS SHORT-TERM INCOME FUND
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95

Corporate Notes.......................................   54.9%
Asset-Backed Securities...............................   18.3%
U.S. Dollar Denominated Foreign Bonds
and Notes.............................................   13.7%
U.S. Treasury Notes...................................   10.3%
U.S. Government Agency Security, Repurchase
Agreement and Other Assets and Liabilities
(Net).................................................    2.8%

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95*

-------------------------------------
     AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
YEAR ENDED        8.63%        10.29%
11/30/95
              ---------------------
INCEPTION
(10/02/92)        4.47%         4.98%
THROUGH
11/30/95
              ---------------------
              Adjusted for    Not
              maximum         adjusted
              sales charge    for sales
              of 1.50%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Short-Term
Income Fund on October 2,
1992 (inception). The
Merrill Lynch 1-3 Year
Treasury Index is comprised
of all U.S. government and
corporate bonds with
maturities of 1-3 years. The
Lehman Brothers 1-5 Year
Government/Corporate Index
is comprised of all U.S.
government and corporate
bonds with maturities of 1-5
years.

*The annual reports for the
 fiscal years ended November
 30, 1993 and November 30,
 1994, compared the Fund's
 performance to the Lehman
 Brothers 1-5 Year
 Government/Corporate Bond
 Index. Since the Fund is a
 short-term bond fund, the
 more appropriate benchmark
 is the Merrill Lynch 1-3
 Year Treasury Index.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON - INVESTOR A SHARES OF 11/30/95*
--------------------------------------------------------------------------------

Date                   Growth of                Merrill Lynch           Lehman Brothers
                    Investment with               1-3 Year                 1-5 Year
                Distributions Reinvested       Treasury Index      Government/Corporate Index

10/02/92               $ 9,850                     $ 9,940                 $ 9,901
11/92                  $ 9,671                     $ 9,924                 $ 9,869
02/93                  $10,039                     $10,209                 $10,259
05/93                  $10,139                     $10,274                 $10,346
08/93                  $10,385                     $10,464                 $10,606
11/93                  $10,448                     $10,521                 $10,647
02/94                  $10,454                     $10,560                 $10,674
05/94                  $10,332                     $10,485                 $10,517
08/94                  $10,461                     $10,644                 $10,688
11/94                  $10,413                     $10,596                 $10,590
02/95                  $10,705                     $10,916                 $10,962
05/95                  $11,056                     $11,268                 $11,399
08/95                  $11,235                     $11,443                 $11,575
11/95                  $11,484                     $11,699                 $11,878

-------------------------------------------------------
TOP TEN HOLDINGS AS A % OF NET
ASSETS AS OF 11/30/95

 1. U.S. Treasury Notes                           10.3%
 2. General Motors Acceptance Corporation, MTN,
    7.500% 03/16/98                                3.9
 3. Skandia Capital AB, Guaranteed Eurobonds,
    6.000% 02/11/98                                3.7
 4. Equitable-Lord Realty Corporation, Euronote,
    10.500% 12/30/97                               3.4
 5. Olympic Automobile Receivables Trust,
    Series 1995-B, Class A2, 7.350% 10/15/01       2.9
 6. Discover Card Master Trust,
    Series 1995-2, Class A, 6.550% 02/15/03        2.7
 7. Advanta National Bank, MTN, 6.090% 11/10/97    2.7
 8. Paine Webber Group Inc., Sr. Note, 6.250%
    06/15/98                                       2.7
 9. Banponce Financial Corporation, MTN,
    5.450% 01/07/97                                2.7
10. Potomac Capital Investment Company, MTN,
    6.190% 04/28/97                                2.4

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95*

          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
YEAR ENDED             10.08%
11/30/95
                       ------
INCEPTION
(10/02/92)              4.76%
THROUGH
11/30/95

----------------------------
----------------------------

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Short-Term
Income Fund on October 2,
1992 (inception). The
Merrill Lynch 1-3 Year
Treasury Index is comprised
of all U.S. government and
corporate bonds with
maturities of 1-3 years. The
Lehman Brothers 1-5 Year
Government/Corporate Index
is comprised of all U.S.
government and corporate
bonds with maturities of 1-5
years.

*The annual reports for the
 fiscal years ended November
 30, 1993 and November 30,
 1994, compared the Fund's
 performance to the Lehman
 Brothers 1-5 Year
 Government/Corporate Bond
 Index. Since the Fund is a
 short-term bond fund, the
 more appropriate benchmark
 is the Merrill Lynch 1-3
 Year Treasury Index.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95*
--------------------------------------------------------------------------------

Date                   Growth of                Merrill Lynch           Lehman Brothers
                    Investment with               1-3 Year                 1-5 Year
                Distributions Reinvested       Treasury Index      Government/Corporate Index

10/02/92               $10,000                     $ 9,940                  $ 9,901
02/93                  $10,186                     $10,209                  $10,259
05/93                  $10,279                     $10,274                  $10,346
08/93                  $10,521                     $10,464                  $10,606
11/93                  $10,577                     $10,521                  $10,647
02/94                  $10,577                     $10,560                  $10,674
05/94                  $10,448                     $10,485                  $10,517
08/94                  $10,575                     $10,644                  $10,688
11/94                  $10,523                     $10,596                  $10,590
02/95                  $10,814                     $10,916                  $10,962
05/95                  $11,159                     $11,268                  $11,399
08/95                  $11,336                     $11,443                  $11,575
11/95                  $11,583                     $11,699                  $11,878

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95*

-------------------------------------
AVERAGE ANNUAL TOTAL RETURN
------------------------------------
 YEAR ENDED             10.10%
 11/30/95
                        ------
 INCEPTION
 (06/07/93)              4.99%
 THROUGH
 11/30/95

----------------------------
----------------------------

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Short-Term
Income Fund on June 7, 1993
(inception). The Merrill
Lynch 1-3 Year Treasury
Index is comprised of all
U.S. government and
corporate bonds with
maturities of 1-3 years. The
Lehman Brothers 1-5 Year
Government/Corporate Index
is comprised of all U.S.
government and corporate
bonds with maturities of 1-5
years.

*The annual reports for the
 fiscal years ended November
 30, 1993 and November 30,
 1994, compared the Fund's
 performance to the Lehman
 Brothers 1-5 Year
 Government/Corporate Bond
 Index. Since the Fund is a
 short-term bond fund, the
 more appropriate benchmark
 is the Merrill Lynch 1-3
 Year Treasury Index.


--------------------------------------------------------------------------------
PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95*
--------------------------------------------------------------------------------

Date                   Growth of                Merrill Lynch           Lehman Brothers
                    Investment with               1-3 Year                 1-5 Year
                Distributions Reinvested       Treasury Index      Government/Corporate Index

06/07/93                $10,000                   $10,000
06/93                   $10,099                   $10,074                   $10,109
08/93                   $10,239                   $10,185                   $10,251
11/93                   $10,296                   $10,241                   $10,291
02/94                   $10,300                   $10,278                   $10,317
05/95                   $10,176                   $10,206                   $10,166
08/94                   $10,299                   $10,360                   $10,331
11/94                   $10,248                   $10,314                   $10,236
02/95                   $10,532                   $10,625                   $10,596
05/95                   $10,870                   $10,968                   $11,018
08/95                   $11,043                   $11,138                   $11,188
11/95                   $11,283                   $11,387                   $11,480

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95*

-------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
 YEAR ENDED             10.48%
 11/30/95
                        ------
 INCEPTION
 (09/30/92)              5.25%
 THROUGH
 11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Short-Term Income
Fund on September 30, 1992
(inception). The Merrill
Lynch 1-3 Year Treasury
Index is comprised of all
U.S. government and
corporate bonds with
maturities of 1-3 years. The
Lehman Brothers 1-5 Year
Government/Corporate Index
is comprised of all U.S.
government and corporate
bonds with maturities of 1-5
years.

*The annual reports for the
 fiscal years ended November
 30, 1993 and November 30,
 1994, compared the Fund's
 performance to the Lehman
 Brothers 1-5 Year
 Government/Corporate Bond
 Index. Since the Fund is a
 short-term bond fund, the
 more appropriate benchmark
 is the Merrill Lynch 1-3
 Year Treasury Index.

                                                          Lehman Brothers
         Growth of Investment      Merrill Lynch              1-5 Year
          with Distributions         1-3 Year           Government/Corporate
Date          Reinvested          Treasury Index               Index
09/30/92      $10,000               $10,000.00               $10,000.00
11/92         $ 9,842               $ 9,924.00               $ 9,869.00
02/93         $10,223               $10,208.81               $10,259.00
05/93         $10,329               $10,274.07               $10,346.00
08/93         $10,585               $10,464.26               $10,606.00
11/93         $10,655               $10,521.48               $10,647.00
02/94         $10,668               $10,560.19               $10,673.71
05/94         $10,549               $10,485.27               $10,517.24
08/94         $10,687               $10,644.08               $10,688.27
11/94         $10,643               $10,596.34               $10,590.09
02/95         $10,947               $10,916.08               $10,962.19
05/95         $11,308               $11,268.27               $11,398.90
08/95         $11,498               $11,443.48               $11,575.27
11/95         $11,759               $11/698.66               $11,877.59

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                        NATIONS DIVERSIFIED INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by Mark S. Ahnrud. Mr. Ahnrud joined NationsBank in 1985 and is a Vice President and Senior Portfolio Manager. He is a member of the Fixed Income Group and has over eight years investment experience. He received a B.S. from Babson College and an M.B.A. from Fuqua School of Business at Duke University. Mr. Ahnrud is a Chartered Financial Analyst, a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Diversified Income Fund Trust A Shares returned 20.11%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Ahnrud shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW DID FINANCIAL MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?
     Market conditions were very positive over the reporting period. Good economic fundamentals allowed the corporate bond market to perform well and the Fund was positioned to take advantage of these conditions. The portfolio's average duration, which is a measure of the sensitivity of a bond's price to changes in interest rates, remained longer than its peer group which proved advantageous as the bond market rallied. In addition, the average credit quality of the issues held was lower than the Fund's peer group which also provided advantages in this market.

HOW DID CREDIT QUALITY POSITIVELY IMPACT THE FUND'S PERFORMANCE?**
     A key part of our approach to managing the Fund is to seek higher-yielding, lower-quality, investment-grade bonds that we feel are likely to be reassessed and receive credit quality upgrades by Moody's Investors Service, Inc. or Standard & Poor's Corporation, two independent rating services. This enhances total return by allowing us to lock in the yield premium provided by these upgraded bonds, which has a positive impact on the Fund's net asset value. Over the past twelve months, we have seen the ratings increase on a number of the holdings the Fund owned, including General Motors, Chrysler and News America Holdings Inc.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?
     The Fund has maintained an average effective maturity and duration longer than its peer group. The average maturity as of November 30, 1995 was 11.4 years. The average credit rating for the Fund's portfolio holdings is Aa3 (Moody's) or AA- (the S&P equivalent). Due to the weakness we've seen in the economy over the past two months, we are currently underweighted in high-yield (non-investment grade) bonds which account for approximately 15% of the portfolio. While this figure is significantly lower than in the past, the Fund's investment grade corporate bond weighting is also underweighted at 43%, down from 65% at this time last year.
---------------

 *The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

**Portfolio holdings are subject to change and may not be representative of current holdings.

WHERE DID YOU FIND THE STRONGEST PERFORMANCE WITHIN THE FIXED INCOME MARKETPLACE OVER THE COURSE OF THE FUND'S FISCAL YEAR?
     The 30-year U.S. Treasury bond, which was up an impressive 32% over the course of the year, provided the strongest performance. The yield differential between corporate debt and U.S. Treasuries can be attractive at certain times, but we believe it is too narrow now and have underweighted the corporate sector. For example, currently the differential between A-rated corporate bond yields and U.S. Treasury yields is 50 basis points. The long-term average for this relationship is 75 basis points.

     In the corporate arena, the Forest and Paper Products sectors provided value. They were expected to do well at this point in the economic cycle and did not disappoint us.

WHICH SECTOR PROVIDED THE WEAKEST PERFORMANCE?
     Aside from cash, an area that represented a weak spot over the course of the year was the Utility sector, which we underweighted. But cash will always provide the weakest performance in a strong market because it lacks duration. That is why we always strive to remain fully invested.

GOING FORWARD, WHERE DO YOU EXPECT TO FIND THE BEST VALUES?
     We expect the economy to continue to weaken which will contribute to increased credit risk within the corporate marketplace. Therefore, we're adding to strong current positions while seeking attractive shorter-term corporate securities. Because the spread between corporates and U.S. Treasuries has reached historic lows, the Fund will continue to be overweighted in U.S. Treasuries, adding to positions with maturities of 10 years or more.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1996?
     We believe a satisfactory budget accord will be reached and the resulting fiscal restraint will be welcomed by the bond market. Fiscal restraint will have to be offset by a lowering of the Federal Funds rate by the Federal Reserve Board. This combination should allow for a continuation of the positive market results seen in 1995. As we head into 1996, we believe that the Fund is well-positioned to take full advantage of these conditions.

NATIONS FUND TRUST
NATIONS DIVERSIFIED INCOME FUND

--------------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95
--------------------------------------------------

U.S. Treasury Obligations.................   50.6%
Corporate Bonds and Notes.................   39.8%
Mortgage-Backed Security, U.S. Dollar
Denominated Foreign Bonds and Notes,
Repurchase Agreement and Other
Assets and Liabilities (Net)..............    9.6%

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
-------------------------------------------------------------------------------

-------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
 YEAR ENDED       14.13%        19.82%
 11/30/95
                ---------------------
 INCEPTION
 (11/25/92)        8.78%        10.55%
 THROUGH
 11/30/95
                ---------------------
               Adjusted for    Not
               maximum         adjusted
               sales charge    for sales
               of 4.75%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations
Diversified Income Fund on
November 25, 1992
(inception). The Lehman
Brothers
Government/Corporate Bond
Index is comprised of U.S.
government, Treasury and
agency securities, corporate
and yankee bonds.

--------------------------------------------------------------------------------

                       Growth of                 Lehman Brothers
                    Investment with           Government/Corporate
Date            Distributions Reinvested           Bond Index

11/25/92                 $ 9,525                    $10,000
02/93                    $10,171                    $10,608
05/93                    $10,404                    $10,720
08/93                    $11,043                    $11,287
11/93                    $11,119                    $11,244
02/94                    $11,190                    $11,214
05/94                    $10,695                    $10,829
08/94                    $10,893                    $11,024
11/94                    $10,757                    $10,826
02/95                    $11,354                    $11,364
05/95                    $12,146                    $12,088
08/95                    $12,385                    $12,791
11/95                    $12,888                    $12,805

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

-------------------------------------
TOP TEN HOLDINGS AS A % OF NET
ASSETS AS OF 11/30/95

  1. U.S. Treasury Notes                           27.7%
  2. U.S. Treasury Bonds                           22.9
  3. Federal National Mortgage Association
     Certificates                                   2.6
  4. Hydro-Quebec, Deb., Series H, 9.400% 02/01/21  1.4
  5. Security Pacific Corporation, Sub. Note,
     11.000% 03/01/01                               1.4
  6. News America Holdings Inc., Deb.,
     10.125% 10/15/12                               1.4
  7. Paine Webber Group, Inc., Sr. Note, Shelf 9,
     8.875% 03/15/05                                1.3
  8. Warren (SD) Company, Sr. Sub Note,
     12.000% 12/15/04                               1.3
  9. TIG Holdings, Inc., Note, 8.125% 04/15/05      1.3
 10. Jones Intercable, Inc., Sr. Note, 9.625%
     03/15/02                                       1.2

NATIONS FUND TRUST
NATIONS DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

-------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
------------------------------------
 YEAR ENDED      18.22%*        19.22%
 11/30/95
              ----------------------
 INCEPTION
 (11/09/92)      10.19%         10.19%
 THROUGH
 11/30/95
              ----------------------
              *Adjusted       Not
              for             adjusted
              maximum         for
              contingent      contingent
              deferred        deferred
              sales charge    sales
              of 1.00%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations
Diversified Income Fund on
November 9, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman Brothers
Government/Corporate Bond
Index is comprised of U.S.
government, Treasury and
agency securities, corporate
and yankee bonds.


                          Growth of Investment               Lehman Brothers
                           With Distributions              Government/Corporate
Date                           Reinvested                       Bond Index
11/09/92                        $10,000                         $10,000

02/93                           $10,777                         $10,600

05/93                           $11,007                         $10,712

08/93                           $11,666                         $11,278

11/93                           $11,729                         $11,295

02/94                           $11,786                         $11,205

05/94                           $11,250                         $10,820

08/94                           $11,444                         $11,015

11/94                           $11,286                         $10,817

02/95                           $11,898                         $11,355

05/95                           $12,713                         $12,078

08/95                           $12,946                         $12,281

11/95                           $13,456                         $12,795

-------------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

-------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
------------------------------------
 YEAR ENDED      14.22%         19.22%
 11/30/95
              ----------------------
 INCEPTION
 (06/07/93)       6.95%         8.03%
 THROUGH
 11/30/95
              ----------------------
                              Not
              Adjusted for    adjusted
              maximum         for
              applicable      contingent
              contingent      deferred
              deferred        sales
              sales charge    charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations
Diversified Income Fund on
June 7, 1993 (inception).
The Lehman Brothers
Government/Corporate Bond
Index is comprised of U.S.
government, Treasury and
agency securities, corporate
and yankee bonds.


                          Growth of Investment               Lehman Brothers
                           With Distributions              Government/Corporate
Date                           Reinvested                       Bond Index
06/07/93                        $10,000                         $10,000

08/93                           $10,502                         $10,579

11/93                           $10,558                         $10,489

02/94                           $10,610                         $10,460

05/94                           $10,128                         $10,101

08/94                           $10,302                         $10,283

11/94                           $10,160                         $10,098

02/95                           $10,711                         $10,600

05/95                           $11,444                         $11,274

08/95                           $11,654                         $11,465

11/95                           $11,813                         $11,945

-------------------
Assumes the deduction of the maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
NATIONS DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
----------------------------------
YEAR ENDED                20.11%
11/30/95
                ------------------
INCEPTION
(10/30/92)                10.78%
THROUGH
11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Diversified
Income Fund on October 30,
1992 (inception). The Lehman
Brothers
Government/Corporate Bond
Index is comprised of U.S.
government, Treasury and
agency securities, corporate
and yankee bonds.


                          Growth of Investment               Lehman Brothers
                           With Distributions              Government/Corporate
Date                           Reinvested                       Bond Index
----                      --------------------             --------------------
10/30/92                        $10,000                         $10,000

11/92                           $10,032                         $ 9,992

02/93                           $10,762                         $10,600

05/93                           $11,012                         $10,712

08/93                           $11,692                         $11,278

11/93                           $11,777                         $11,235

02/94                           $11,857                         $11,205

05/94                           $11,339                         $10,820

08/94                           $11,556                         $11,015

11/94                           $11,418                         $10,817

02/95                           $12,060                         $11,355

05/95                           $12,909                         $12,076

08/95                           $13,171                         $12,281

11/95                           $13,715                         $12,795

-------------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                      NATIONS STRATEGIC FIXED INCOME FUND*
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by Mark S. Ahnrud. Mr. Ahnrud joined NationsBank in 1985 and is a Vice President and Senior Portfolio Manager. He is a member of the Fixed Income Group and has over eight years investment experience. He received a B.S. from Babson College and an M.B.A. from Fuqua School of Business at Duke University. Mr. Ahnrud is a Chartered Financial Analyst, a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek to maximize total investment return through the active management of fixed income securities.

PERFORMANCE REVIEW**

     For the one-year period ended November 30, 1995, Nations Strategic Fixed Income Fund Trust A Shares returned 16.45%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Ahnrud shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW DID FINANCIAL MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?
     The past twelve months have been very favorable for bonds. Interest rates declined over 150 basis points (1.5%) approaching the lows of October 1993. Typically, when interest rates decline, bond prices rise and holders of bond funds are rewarded. This was the case over the past year. Reasons for the decline in interest rates include moderate economic growth, benign inflation, favorable inflation expectations going forward and anticipation of a budget compromise.

GIVEN THIS ENVIRONMENT, HOW WAS THE FUND POSITIONED?
     The Fund maintained an average maturity of 8.2 years compared to 8.3 years for the Lehman Brothers Aggregate Bond Index (the Index)***. The Fund underweighted mortgage securities, 24.4% versus 28% for the Index, because mortgage securities historically tend to underperform during bond market rallies. This underweighting proved beneficial to the Fund as the market rallied.

     Approximately 19% of the portfolio was invested in corporate and asset-backed securities, providing some incremental income. Given that there was not a great deal of difference in yield between long and short maturities, the Fund concentrated on shorter maturities. To maintain duration and benefit from falling interest rates, over half the portfolio (52.2%) was invested in U.S. Treasury securities.

DOES THE FUND OWN ANY DERIVATIVE INSTRUMENTS?
     No. The Fund does not own any derivative-type structures or have any significant holdings (0.1% of the portfolio) of collateralized mortgage obligations (CMOs).
---------------

  *On September 22, 1995, pursuant to a plan of reorganization, Nations Strategic Fixed Income Fund acquired the assets and certain liabilities of Nations Managed Bond Fund in a tax-free exchange for shares of Nations Strategic Fixed Income Fund (see Note 9 in the Notes to Financial Statements).

 **The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

***Source: Lehman Brothers. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index which include U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

WHERE DID YOU FIND THE STRONGEST PERFORMANCE WITHIN THE FIXED INCOME MARKETPLACE OVER THE COURSE OF THE FUND'S FISCAL YEAR?
     The Fund overweighted long-term U.S. Treasuries relative to the Lehman Brothers Aggregate Bond Index. The 30-year U.S. Treasury, the market benchmark, was up an impressive 32% over the course of the year and the Fund fully participated in that performance.

WHAT SECTOR PROVIDED THE WEAKEST PERFORMANCE?
     Cash provided the weakest performance. That is why we want the Fund to remain fully invested in a strong market. Longer term U.S. Treasuries, which performed well during the period, provided an opportunity to invest the strong cash inflows of investor assets. Mortgages were the weakest performing sector among longer maturity securities, therefore, the Fund's underweighted exposure to this sector benefited performance.

GOING FORWARD, WHERE DO YOU EXPECT TO FIND THE BEST VALUES?
     We believe the economy will continue to weaken which should contribute to increased credit risk within the corporate marketplace. Because the yield differential between corporate and U.S. Treasuries has reached historic lows, the Fund will continue to underemphasize long maturity corporate bonds.

WHAT IS YOUR OUTLOOK FOR 1996?
     We believe that a satisfactory budget accord will be reached and the resulting fiscal restraint will be welcomed by the bond market. Fiscal restraint will have to be offset by a lowering of the Federal Funds rate by the Federal Reserve Board. This combination should allow for a continuation of the positive market results seen in 1995. As we head into 1996, we believe the Fund is well-positioned to take full advantage of these conditions.

NATIONS FUND TRUST
NATIONS STRATEGIC FIXED INCOME FUND
----------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95
----------------------------------------------

U.S. Treasury Obligations ............   52.2%
Mortgage-Backed Securities ...........   24.4%
Corporate Notes ......................   10.7%
Asset-Backed Securities...............    7.8%
U.S. Dollar Denominated
  Foreign Bonds and Notes,
  Repurchase Agreement and
  Other Assets and
  Liabilities (Net) ..................    4.9%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
------------------------------------
YEAR ENDED       12.44%        16.22%
11/30/95
               ---------------------
INCEPTION
(11/19/92)        6.34%         7.50%
THROUGH
11/30/95
               ---------------------
               Adjusted for    Not
               maximum         adjusted
               sales charge    for sales
               of 3.25%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Strategic
Fixed Income Fund on
November 19, 1992
(inception). The Lehman
Brothers Aggregate Bond
Index is comprised of the
Lehman Government/Corporate
Index and the
Mortgage-Backed Securities
Index which include U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
securities.


                          Growth of
                        Investment with         Lehman Brothers
                         Distributions             Aggregate
Date                      Reinvested               Bond Index
----                    ---------------         ---------------

11/19/92                  $ 9,675                 $10,000

02/93                     $10,210                 $10,533

05/93                     $10,319                 $10,886

08/93                     $10,814                 $11,111

11/93                     $10,771                 $11,088

02/94                     $10,763                 $11,102

05/94                     $10,415                 $10,740

08/94                     $10,587                 $10,943

11/94                     $10,366                 $10,748

02/95                     $10,858                 $11,299

05/95                     $11,479                 $11,973

08/95                     $11,622                 $12,180

11/95                     $12,047                 $12,645

--------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

-------------------------------------
TOP TEN HOLDINGS AS A % OF NET
ASSETS AS OF 11/30/95

 1. U.S. Treasury Bonds                           30.0%
 2. U.S. Treasury Notes                           22.2
 3. Federal National Mortgage Association
    Certificates                                  11.9
 4. Government National Mortgage Association
    Certificates                                  11.1
 5. AT&T Universal Card, Master Trust, Series
    95-2A, 5.950% 12/17/02                         2.0
 6. Banc One Auto Trust, Series 1995-A, Class
    A-2, 6.650% 05/15/97                           1.8
 7. Chase Manhattan, Grantor Trust, Series 95-B,
    Class A, 5.900% 11/15/01                       1.4
 8. Federal Home Loan Mortgage Corporation
    Certificates                                   1.4
 9. US West Capital Funding, MTN, 6.200% 11/30/00  1.3
10. TKR Cable 1, Inc., Sr. Deb., 10.500% 10/30/07  1.1

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
NATIONS STRATEGIC FIXED INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

------------------------------------
    AVERAGE ANNUAL TOTAL RETURN
------------------------------------
YEAR ENDED      14.87%*        15.87%
11/30/95
             ----------------------
INCEPTION
(11/16/92)       7.12%         7.12%
THROUGH
11/30/95
             ----------------------
                             Not
             *Adjusted for   adjusted
             maximum         for
             contingent      contingent
             deferred        deferred
             sales charge    sales
             of 1.00%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Strategic
Fixed Income Fund on
November 16, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman Brothers
Aggregate Bond Index is
comprised of the Lehman
Government/Corporate Index
and the Mortgage-Backed
Securities Index which
include U.S. Treasury
issues, agency issues,
corporate bond issues and
mortgage-backed securities.

                          Growth of
                        Investment with         Lehman Brothers
                         Distributions             Aggregate
Date                      Reinvested               Bond Index
----                    ---------------         ---------------
11/16/92                  $10,000                 $10,000

11/92                     $ 9,978                 $10,000

02/93                     $10,556                 $10,533

05/93                     $10,661                 $10,685

08/93                     $11,156                 $11,111

11/93                     $11,096                 $11,088

02/94                     $11,071                 $11,102

05/94                     $10,703                 $10,740

08/94                     $10,871                 $10,943

11/94                     $10,636                 $10,748

02/95                     $11,133                 $11,299

05/95                     $11,761                 $11,973

08/95                     $11,899                 $12,180

11/95                     $12,324                 $12,645


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

------------------------------------
    AVERAGE ANNUAL TOTAL RETURN
------------------------------------
YEAR ENDED      10.70%         15.70%
11/30/95
             ----------------------
INCEPTION
(06/07/93)       4.64%         5.74%
THROUGH
11/30/95
             ----------------------
                             Not
             Adjusted for    adjusted
             maximum         for
             applicable      contingent
             contingent      deferred
             deferred        sales
             sales charge    charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Strategic
Fixed Income Fund on June 7,
1993 (inception). The Lehman
Brothers Aggregate Bond
Index is comprised of the
Lehman Government/Corporate
Index and the Mortgage-
Backed Securities Index
which include U.S. Treasury
issues, agency issues,
corporate bond issues and
mortgage-backed securities.

                          Growth of
                        Investment with         Lehman Brothers
                         Distributions             Aggregate
Date                      Reinvested               Bond Index
----                    ---------------         ---------------
06/07/93                  $10,000                 $10,000

08/93                     $10,417                 $10,418

11/93                     $10,364                 $10,397

02/94                     $10,343                 $10,410

05/94                     $ 9,997                 $10,071

08/94                     $10,151                 $10,261

11/94                     $ 9,928                 $10,079

02/95                     $10,388                 $10,595

05/95                     $10,969                 $11,227

08/95                     $11,095                 $11,421

11/95                     $11,191                 $11,857


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
NATIONS STRATEGIC FIXED INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
YEAR ENDED                16.45%
11/30/95
                          ------
INCEPTION
(10/30/92)                7.68%
THROUGH
11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Strategic Fixed
Income Fund on October 30,
1992 (inception). The Lehman
Brothers Aggregate Bond
Index is comprised of the
Lehman Government/Corporate
Index and the
Mortgage-Backed Securities
Index which include U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
securities.


                           Growth of               Lehman Brothers
                        Investment with               Aggregate
Date               Distributions Reinvested          Bond Index


10/30/92                   $10,000                      $10,000
11/92                      $ 9,989                      $10,004
02/93                      $10,587                      $10,537
05/93                      $10,714                      $10,669
08/93                      $11,232                      $11,115
11/93                      $11,193                      $11,092
02/94                      $11,189                      $11,108
05/94                      $10,832                      $10,744
08/94                      $11,017                      $10,947
11/94                      $10,792                      $10,752
02/95                      $11,310                      $11,304
05/95                      $11,962                      $11,976
08/95                      $12,118                      $12,184
11/95                      $12,567                      $12,649

-------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
---------------------------------------------------------------
ASSET-BACKED SECURITY -- 0.1% (Cost $691,627)
$   699,188   Collateralized Mortgage Obligation,
                REMIC, Series 1992-1, Class C,
                6.750% 06/20/17..................  $    697,440
                                                    -----------
GOVERNMENT GUARANTEED BONDS -- 1.0%
    664,139   Drexel Burnham Lambert, Series S-2,
                9.000% 08/01/18..................       679,913
  3,111,000   Second Attransco Trailer
                Corporation, Series A,
                8.500% 06/15/02..................     3,188,775
  1,374,000   Third Attransco Trailer
                Corporation,
                8.200% 11/01/97..................     1,422,543
                                                   ------------
              TOTAL GOVERNMENT GUARANTEED BONDS
                (Cost $5,235,410)................     5,291,231
                                                    -----------
MORTGAGE-BACKED SECURITIES -- 39.4%
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC)
                CERTIFICATES -- 6.5%
    122,360     6.500% 09/01/03..................       120,954
    770,435     8.500% 04/01/08..................       799,527
  8,344,655     8.500% 08/01/09..................     8,683,615
  3,824,189     8.500% 05/01/17..................     3,973,103
  1,868,449     5.273% 11/01/24+++...............     1,921,588
 11,000,000     7.500% 11/15/25, TBA++...........    11,195,910
                  Gold 5 Year Balloon,
    711,614       8.500% 01/01/96................       717,840
                  Multiclass:
    785,470       Series 1202, Class C,
                  6.000% 12/15/01................       783,749
              REMIC:
  2,000,000     Series 77, Class F,
                  8.500% 06/15/17................     2,014,360
  2,298,206     Series 105, Class D,
                  6.000% 01/15/19................     2,285,980
    912,538     Series 1188, Class E,
                  7.000% 12/15/14................       910,823
                                                   ------------
                                                     33,407,449
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 19.0%
  1,700,000      8.150% 05/11/98.................     1,799,076
 15,000,000      7.900% 04/10/02.................    15,438,300
  8,000,000      7.550% 06/10/04.................     8,370,000
  5,445,434      8.000% 06/01/08.................     5,661,564
 13,876,523      8.500% 11/01/09.................    14,448,930
  6,170,462      9.000% 04/01/16.................     6,532,915
  3,149,200      7.807% 06/01/18.................     3,243,676
  2,658,299      7.404% 11/01/18.................     2,721,008
  2,214,418      7.768% 12/01/20+++..............     2,285,700
  1,626,432      7.860% 12/01/21.................     1,670,394
 15,000,000      7.500% 02/01/24, TBA++..........    15,257,700
 10,000,000      7.000% 01/25/25, TBA++..........     9,993,700
              REMIC:
    236,971     Series 1989-81D,
                  9.000% 06/25/16................       238,080
 11,000,000     Series 1992-171PD,
                  6.300% 04/25/17................    10,972,500
                                                   ------------
                                                     98,633,543
                                                   ------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA) CERTIFICATES -- 13.9%
$ 5,591,838     8.500% 02/15/05 - 08/15/08
                    (27 Pools)...................  $  5,879,015
  3,608,652     9.000% 09/15/09..................     3,834,193
  9,482,486     8.000% 05/15/22..................     9,827,838
  4,080,612     6.000% 08/20/25..................     4,118,888
 24,000,000     8.000% 05/11/24, TBA++...........    24,832,320
 23,000,000     7.500% 10/15/24, TBA++...........    23,474,260
                                                   ------------
                                                     71,966,514
                                                   ------------
              TOTAL MORTGAGE-
                BACKED SECURITIES
                (Cost $201,537,526)..............   204,007,506
                                                    -----------
U.S. GOVERNMENT AGENCY SECURITIES -- 3.8%
 18,300,000   Federal Home Loan Bank,
                7.360% 03/05/98..................    18,379,971
              Student Loan Marketing Association:
    500,000     4.760% 06/01/98+++...............       487,075
  1,000,000     5.700% 08/02/99+++...............       987,220
                                                   ------------
              TOTAL U.S. GOVERNMENT AGENCY
                SECURITIES
                (Cost $19,915,523)...............    19,854,266
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 59.6%
              U.S. TREASURY BILL -- 7.5%
 40,000,000     2.684%+ 05/30/96.................    38,938,133
                                                   ------------
              U.S. TREASURY BOND -- 2.9%
 11,000,000     10.375% 11/15/12.................    15,004,660
                                                   ------------
              U.S. TREASURY NOTES -- 49.2%
  1,000,000     5.125% 03/31/96..................       998,590
     74,000     7.250% 11/15/96..................        75,225
 59,000,000     7.500% 01/31/97..................    60,364,080
 59,000,000     8.500% 04/15/97..................    61,378,290
 45,000,000     8.750% 10/15/97..................    47,650,950
  2,000,000     4.750% 09/30/98..................     1,965,000
 12,000,000     8.500% 02/15/00..................    13,308,720
 20,000,000     5.750% 10/31/00..................    20,168,800
 12,000,000     7.500% 02/15/05..................    13,440,000
 34,000,000     6.500% 08/15/05..................    35,779,560
                                                   ------------
                                                    255,129,215
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $306,628,821)..............   309,072,008
                                                    -----------
              TOTAL SECURITIES
                (Cost $534,008,907)..............   538,922,451
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
---------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5% (Cost $59,258,000)
$59,258,000   Agreement with CS First
                Boston Corporation,
                5.830% dated 11/30/95,
                to be repurchased at
                $59,267,597 on 12/01/95,
                collateralized by: $60,739,583
                U.S. Treasury Bonds,
                11.250% - 12.000% due
                05/15/05 - 02/15/15..............  $ 59,258,000
                                                    -----------
TOTAL INVESTMENTS
  (Cost $593,266,907*)..................   115.4%   598,180,451
OTHER ASSETS AND
  LIABILITIES (NET).....................   (15.4)   (80,032,541)
                                           -----   ------------
NET ASSETS..............................   100.0%  $518,147,910
                                            ----    -----------

---------------

   * Aggregate cost for Federal tax purposes.
   + Rate represents annualized yield at date of purchase.
  ++ Security purchased on a when-issued or delayed delivery basis (Note 1).
 +++ Variable rate security. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

BALLOON      5 and 7 year mortgages with larger dollar
             amounts of payments falling due in the later
             years of the
             obligation
GOLD         Payments are on accelerated 45 day payment
             cycle instead of regular 75 day cycle
REMIC        Real Estate Mortgage Investment Conduit
TBA          To Be Announced

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
---------------------------------------------------------------
ASSET-BACKED SECURITIES -- 18.3%
$ 5,000,000   Discover Card Master Trust, Series
                1995-2, Class A, 6.550%
                02/15/03.........................  $  5,123,400
  2,545,772   EQCC Home Equity Loan Trust, Series
                1994-2, Class A1, 6.350%
                06/15/14.........................     2,550,943
  3,557,731   First Bank Automobile Receivables
                Grantor Trust, Series 1995-A,
                8.000% 01/15/00..................     3,637,780
  2,000,000   Ford Credit Auto Lease Trust,
                Series 1995-1, Class A2, 6.350%
                10/15/98.........................     2,010,620
  3,000,000   Ford Credit Auto Loan Master Trust,
                Series 1992-2-A,
                7.375% 04/15/99..................     3,063,750
        991   Home Savings & Loan Association of
                California, IO Strip,
                8.670% 02/25/08+.................         1,011
  5,270,820   Olympic Automobile Receivables
                Trust, Series 1995-B, Class A2,
                7.350% 10/15/01..................     5,384,472
  2,250,000   Prime Credit Card Master Trust,
                Series 1, Class B1,
                7.550% 02/15/01..................     2,321,708
  1,932,467   SCFC Recreation Vehicle Loan,
                Series 1991-1-A,
                7.250% 09/15/06..................     1,951,173
  4,000,000   Sears Credit Account Master Trust
                II, Series 1994-2, Class A,
                7.250% 02/15/98..................     4,100,000
  4,000,000   Standard Credit Card Master Trust,
                Series 1990-6, Class A, 9.375%
                09/10/98.........................     4,206,240
                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $33,791,130)...............    34,351,097
                                                    -----------
CORPORATE NOTES -- 54.9%
              BANKING -- 6.5%
  5,000,000   Advanta National Bank, MTN, 6.090%
                11/10/97.........................     5,014,100
  4,000,000   Capital One Bank,
                8.125% 02/27/98..................     4,166,560
  3,000,000   Citicorp,
                8.750% 11/01/96..................     3,071,640
                                                   ------------
                                                     12,252,300
                                                   ------------
              BEVERAGES -- 2.0%
  4,000,000   Dr. Pepper/Seven-Up Companies, Sr.
                Sub. Note,
                Zero Coupon 11/01/97++...........     3,725,560
                                                   ------------
              BROKERAGE -- 4.9%
  4,000,000   Morgan Stanley Group Inc., MTN,
                7.790% 02/03/97..................     4,088,000
  5,000,000   Paine Webber Group Inc., Sr. Note,
                6.250% 06/15/98..................     4,992,300
                                                   ------------
                                                      9,080,300
                                                   ------------
              CAPTIVE FINANCE -- 13.0%
  4,000,000   AT&T Capital Corporation, MTN,
                7.720% 01/31/97..................     4,086,360
              Ford Motor Credit Corporation, MTN:
  1,000,000     9.200% 05/07/97..................     1,046,980
  4,250,000     6.050% 03/31/98..................     4,271,760

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CORPORATE NOTES -- (CONTINUED)
              CAPTIVE FINANCE -- (CONTINUED)
$ 7,000,000   General Motors Acceptance
                Corporation, MTN,
                7.500% 03/16/98..................  $  7,242,480
  4,500,000   Potomac Capital Investment
                Company, MTN,
                6.190% 04/28/97**................     4,512,870
  3,000,000   Textron Financial Corporation, MTN,
                7.380% 08/30/98**................     3,092,400
                                                   ------------
                                                     24,252,850
                                                   ------------
              ENERGY -- 1.3%
  2,300,000   Occidental Petroleum Corporation,
                Sr. Deb.,
                11.750% 03/15/11.................     2,442,094
                                                   ------------
              FINANCIAL -- 11.9%
  3,000,000   Chrysler Financial Corporation,
                MTN,
                5.990% 11/17/97..................     3,006,960
  3,150,000   Goldman Sachs Group, MTN,
                9.140% 12/01/97**................     3,343,190
  2,500,000   Heller Financial, Inc., Notes,
                9.375% 03/15/98..................     2,682,050
  4,050,000   Lehman Brothers, Inc., Sr. Sub.
                Notes,
                7.000% 05/15/97..................     4,093,213
  3,000,000   NYNEX, MTN,
                6.720% 06/15/98**................     3,059,010
  4,000,000   Salomon Inc., MTN,
                8.660% 02/14/97..................     4,105,880
  2,000,000   Smith Barney Shearson, Notes,
                5.625% 11/15/98..................     1,986,560
                                                   ------------
                                                     22,276,863
                                                   ------------
              INDEPENDENT FINANCE -- 8.0%
  3,000,000   CIT Group Holdings, Inc., MTN,
                7.625% 12/05/96..................     3,051,840
  2,750,000   Greyhound Financial Corporation,
                8.250% 03/11/97..................     2,823,177
  4,000,000   Household Finance Corporation, Sr.
                Note,
                7.625% 12/15/96..................     4,070,240
              North American Mortgage
                Company, MTN:
  2,500,000     5.400% 11/12/96..................     2,487,100
  2,500,000     5.800% 11/02/98..................     2,469,500
                                                   ------------
                                                     14,901,857
                                                   ------------
              INDUSTRIAL -- 4.3%
  3,500,000   Comdisco, Inc., MTN,
                7.730% 02/18/97..................     3,566,990
  1,500,000   Tele-Communications Inc., MTN,
                6.430% 03/09/98..................     1,507,530
  3,000,000   Whitman Corporation, MTN,
                8.120% 01/27/97..................     3,067,470
                                                   ------------
                                                      8,141,990
                                                   ------------
              RETAIL -- 2.9%
              Sears, Roebuck & Company, MTN:
  4,000,000     7.690% 02/27/98..................     4,150,280
  1,130,000     9.230% 08/06/98..................     1,221,801
                                                   ------------
                                                      5,372,081
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CORPORATE NOTES -- (CONTINUED)
              TELECOMMUNICATIONS -- 0.1%
$   250,000   Bell Atlantic Tricon Corporation,
                8.000% 03/03/97**................  $    256,772
                                                   ------------
              TOTAL CORPORATE NOTES
                (Cost $101,263,647)..............   102,702,667
                                                    -----------
FOREIGN BONDS AND NOTES -- 13.7%
              Banponce Financial Corporation,
                MTN:
  5,000,000     5.450% 01/07/97..................     4,973,400
  2,000,000     8.320% 01/30/97..................     2,051,920
  3,000,000   Boral Limited, Note,
                7.340% 06/20/97..................     3,070,050
  6,000,000   Equitable-Lord Realty Corporation,
                Euronote,
                10.500% 12/30/97.................     6,398,640
  1,950,000   Fletcher Challenge, Deb.,
                9.800% 06/15/98..................     2,115,711
  7,000,000   Skandia Capital AB, Guaranteed
                Eurobonds,
                6.000% 02/11/98..................     6,984,460
                                                   ------------
              TOTAL FOREIGN BONDS
                AND NOTES
                (Cost $25,149,092)...............    25,594,181
                                                    -----------
      U.S. GOVERNMENT AGENCY SECURITY -- 1.1% (Cost $2,005,549)
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATE -- 1.1%
  2,000,000     8.632% 01/01/96..................     2,004,580
                                                    -----------
U.S. TREASURY NOTES -- 10.3%
  2,500,000     7.250% 02/15/98..................     2,593,350
 10,250,000     9.250% 08/15/98..................    11,223,750
  5,350,000     6.250% 08/31/00..................     5,500,442
                                                   ------------
              TOTAL U.S. TREASURY NOTES
                (Cost $19,123,499)...............    19,317,542
                                                    -----------
              TOTAL SECURITIES
                (Cost $181,332,917)..............   183,970,067
                                                    -----------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2% (Cost $414,000)
$   414,000   Agreement with CS First
                Boston Corporation,
                5.830% dated 11/30/95,
                to be repurchased at
                $414,067 on 12/01/95,
                collateralized by: $424,351
                U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15.........................  $     414,000
                                                     -----------
TOTAL INVESTMENTS
  (Cost $181,746,917*).................   98.5%      184,384,067
OTHER ASSETS AND
  LIABILITIES (NET)....................    1.5         2,805,466
                                           ----     ------------
NET ASSETS.............................  100.0%     $187,189,533
                                           ----      -----------

---------------

   * Aggregate cost for Federal tax purposes was $181,748,928.
  ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Variable rate security. The interest rate shown reflects the rate in effect at November 30, 1995.
  ++ Step coupon bond. Effective yield is 9.11% at acquisition date.

ABBREVIATIONS:

IO        Interest Only
MTN       Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 39.8%
              BANKING AND FINANCE -- 7.9%
$ 2,000,000   General Motors Acceptance
                Corporation, MTN,
                7.500% 07/24/00..................  $  2,109,680
  1,476,815   G.P.A. Leasing USA, Series BN-5,
                9.125% 12/02/96**................     1,445,064
  1,500,000   Leucadia National Corporation,
                Sr. Sub. Note,
                8.250% 06/15/05..................     1,573,125
  2,000,000   Paine Webber Group, Inc.,
                Sr. Note, Shelf 9,
                8.875% 03/15/05..................     2,250,940
  2,000,000   Security Pacific Corporation, Sub.
                Note, 11.000% 03/01/01...........     2,424,700
  1,500,000   SunAmerica Inc., Sr. Note,
                9.000% 01/15/99..................     1,611,840
  2,000,000   TIG Holdings, Inc., Note,
                8.125% 04/15/05..................     2,166,640
                                                   ------------
                                                     13,581,989
                                                   ------------
              COMPUTER -- 0.8%
  1,500,000   Unisys Corporation, Sr. Note,
                10.625% 10/01/99.................     1,335,000
                                                   ------------
              ENERGY -- 4.3%
  2,000,000   Clark Oil & Refining Corporation,
                Sr. Note,
                9.500% 09/15/04..................     2,040,000
  1,500,000   Coastal Corporation, Sr. Deb.,
                11.750% 06/15/06.................     1,612,650
  2,000,000   Cogentrix Energy, Inc., Sr. Note,
                8.100% 03/15/04..................     2,071,420
  1,500,000   USX-Marathon Group, Deb.,
                9.625% 08/15/03..................     1,734,795
                                                   ------------
                                                      7,458,865
                                                   ------------
              ENTERTAINMENT -- 1.0%
  1,500,000   Time Warner Inc., Deb.,
                9.150% 02/01/23..................     1,665,135
                                                   ------------
              FOOD -- 1.5%
  1,500,000   Borden, Inc., Sinking Fund Deb.,
                9.250% 06/15/19..................     1,564,620
  1,000,000   Chiquita Brands International Inc.,
                Sub. Note,
                11.500% 06/01/01.................     1,050,000
                                                   ------------
                                                      2,614,620
                                                   ------------
              GAS -- 1.2%
  2,000,000   Louis Dreyfus Natural Gas
                Corporation, Sr. Sub. Note,
                9.250% 06/15/04..................     2,139,400
                                                   ------------
              HEALTHCARE -- 1.2%
  2,000,000   Tenet Healthcare Corporation, Sr.
                Note, 8.625% 12/01/03............     2,065,000
                                                   ------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              INDUSTRIAL -- 10.6%
$ 1,000,000   Auburn Hills Trust Certificates,
                Deb., 12.000% 05/01/20+..........  $  1,527,160
  2,000,000   B.A.T. Capital Corporation, MTN,
                6.500% 11/24/03..................     1,990,840
  1,000,000   Bowater Inc., Deb.,
                9.500% 10/15/12..................     1,231,010
  1,500,000   Domtar, Inc., Sr. Note,
                12.000% 04/15/01.................     1,755,000
  1,500,000   Inland Steel Company, First
                Mortgage, Series T,
                12.000% 12/01/98.................     1,653,750
  2,000,000   Stone Container Corporation, Sr.
                Note, 11.875% 12/01/98...........     2,110,000
  1,500,000   United States Can Company,
                Sr. Sub. Note,
                13.500% 01/15/02.................     1,635,000
  2,000,000   USG Corporation, Sr. Note, Series
                B, 9.250% 09/15/01...............     2,110,000
  2,000,000   Valassis Inserts Inc., Sr. Note,
                9.375% 03/15/99..................     2,015,760
  2,000,000   Warren (SD) Company, Sr. Sub. Note,
                12.000% 12/15/04.................     2,210,000
                                                   ------------
                                                     18,238,520
                                                   ------------
              INSURANCE -- 2.3%
  2,000,000   John Hancock Mutual Life Insurance,
                Note,
                7.375% 02/15/24**................     1,946,540
  2,000,000   Pacific Mutual Life Insurance
                Company, 7.900% 12/30/23**.......     2,041,100
                                                   ------------
                                                      3,987,640
                                                   ------------
              LEISURE -- 0.5%
  1,000,000   Bally Health & Tennis Corporation,
                Note,
                13.000% 01/15/03.................       800,000
                                                   ------------
              PUBLISHING -- 1.4%
  2,000,000   News America Holdings Inc., Deb.,
                10.125% 10/15/12.................     2,387,020
                                                   ------------
              TELECOMMUNICATIONS -- 3.5%
  2,000,000   Jones Intercable, Inc., Sr. Note,
                9.625% 03/15/02..................     2,140,000
  2,000,000   Rogers Cablesystems Limited, Deb.,
                10.000% 12/01/07.................     2,085,000
  1,500,000   TKR Cable 1, Inc., Sr. Deb.,
                10.500% 10/30/07.................     1,757,850
                                                   ------------
                                                      5,982,850
                                                   ------------
              TRANSPORTATION -- 1.9%
  1,500,000   Federal Express Corporation, Note,
                9.650% 06/15/12..................     1,833,030
  1,500,000   Qantas Airways Limited, Sr. Note,
                6.625% 06/30/98**................     1,514,895
                                                   ------------
                                                      3,347,925
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              UTILITIES -- 1.7%
$ 1,000,000   Commonwealth Edison Company,
                First Mortgage,
                8.625% 02/01/22..................  $  1,076,110
    750,000   GTE Corporation, Deb.,
                7.830% 05/01/23..................       781,935
  1,000,000   Texas Utilities Electric Company,
                First Mortgage & Collateral,
                9.750% 05/01/21..................     1,150,090
                                                   ------------
                                                      3,008,135
                                                   ------------
              TOTAL CORPORATE BONDS
                AND NOTES
                (Cost $66,220,020)...............    68,612,099
                                                    -----------
FOREIGN BONDS AND NOTES -- 2.5%
  2,000,000   Hydro-Quebec, Deb., Series H,
                9.400% 02/01/21..................     2,479,960
  1,500,000   Nova Scotia Province (of Canada),
                9.125% 05/01/21..................     1,821,990
                                                   ------------
              TOTAL FOREIGN BONDS
                AND NOTES
                (Cost $4,063,738)................     4,301,950
                                                    -----------
MORTGAGE-BACKED SECURITY -- 2.6%
  (Cost $4,404,508)
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATE -- 2.6%
  4,468,368   7.000% 08/01/25....................     4,465,553
                                                    -----------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 50.6%
              U.S. TREASURY BONDS -- 22.9%
$14,000,000     12.750% 11/15/10.................  $ 21,118,160
 14,000,000     8.750% 08/15/20..................    18,329,080
                                                   ------------
                                                     39,447,240
                                                   ------------
              U.S. TREASURY NOTES -- 27.7%
 26,000,000     6.250% 05/31/00..................    26,727,220
 21,000,000     5.750% 08/15/03..................    21,029,610
                                                   ------------
                                                     47,756,830
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $83,099,738)...............    87,204,070
                                                    -----------
              TOTAL SECURITIES
                (Cost $157,788,004)..............   164,583,672
                                                    -----------
REPURCHASE AGREEMENT -- 3.2% (Cost $5,525,000)
  5,525,000   Agreement with CS First
                Boston Corporation,
                5.830% dated 11/30/95, to be
                repurchased at $5,525,895 on
                12/01/95, collateralized by:
                $5,663,138 U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15.........................     5,525,000
                                                    -----------
TOTAL INVESTMENTS
  (Cost $163,313,004*)................    98.7%     170,108,672
OTHER ASSETS AND
  LIABILITIES (NET)...................     1.3        2,310,454
                                         -----     ------------
NET ASSETS............................   100.0%    $172,419,126
                                          ----      -----------

---------------

 * Aggregate cost for Federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Step coupon bond. Effective yield is 12.39% at acquisition date.

ABBREVIATION:

MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
NATIONS STRATEGIC FIXED INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
$16,500,000   AT&T Universal Card, Master Trust,
                Series 95-2A,
                5.950% 12/17/02..................  $ 16,530,937
 14,750,000   Banc One Auto Trust, Series 1995-A,
                Class A-2,
                6.650% 05/15/97..................    14,793,790
 12,000,000   Chase Manhattan, Grantor Trust,
                Series 95-B, Class A,
                5.900% 11/15/01..................    12,011,250
  7,887,028   Daimler-Benz, Auto Grantor Trust,
                Series 1994-A, Class A,
                5.950% 12/15/00..................     7,898,119
  7,750,000   EQCC Home Equity Loan Trust, Series
                1994-2, Class A1,
                6.350% 10/15/09..................     7,756,055
  5,960,572   Green Tree Financial Corporation,
                Series 1994-4, Class A-1,
                6.550% 07/15/19+.................     5,988,468
     29,960   Morgan Stanley Group Inc., Notes,
                8.000% 07/20/17..................        29,979
                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $64,796,020)...............    65,008,598
                                                   ------------
CORPORATE NOTES -- 10.7%
              BANKING AND FINANCE -- 7.9%
  8,500,000   Ahmanson (HF) & Company, MTN,
                6.530% 06/01/98..................     8,571,740
  6,500,000   Banponce Financial Corporation,
                MTN,
                7.650% 05/03/00..................     6,809,335
  7,500,000   Beneficial Corporation, MTN,
                8.100% 11/23/98..................     7,941,225
  7,250,000   Capital One Bank, MTN,
                6.660% 08/17/98..................     7,352,152
              Ford Motor Credit Corporation, MTN:
  7,500,000     5.750% 05/14/98..................     7,487,025
  8,725,000     7.450% 07/12/99..................     9,135,337
  7,750,000   General Motors Acceptance
                Corporation, MTN,
                6.250% 10/18/99..................     7,812,078
 10,500,000   US West Capital Funding, MTN,
                6.200% 11/30/00..................    10,601,640
                                                   ------------
                                                     65,710,532
                                                   ------------
              TELECOMMUNICATIONS -- 1.1%
  8,000,000   TKR Cable 1, Inc., Sr. Deb.,
                10.500% 10/30/07.................     9,375,200
                                                   ------------
              TRANSPORTATION -- 0.7%
  6,000,000   Qantas Airways Limited, Sr. Note,
                6.625% 06/30/98**................     6,059,580
                                                   ------------
              OTHER -- 1.0%
  8,000,000   International Lease, MTN,
                6.270% 02/10/99..................     8,042,560
                                                   ------------
              TOTAL CORPORATE NOTES
                (Cost $87,503,092)...............    89,187,872
                                                    -----------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 0.5%
  (Cost $4,346,396)
$ 4,500,000   Skandia Capital AB, Guaranteed
                Eurobonds,
                6.000% 11/02/98..................  $  4,490,010
                                                    -----------
MORTGAGE-BACKED SECURITIES -- 24.4%
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC)
                CERTIFICATES -- 1.4%
 11,666,074     7.500% 04/01/07..................    11,943,143
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 11.9%
  6,070,979     8.500% 11/01/09..................     6,321,407
 20,637,361     8.000% 11/01/23..................    21,264,737
 18,171,365     7.000% 08/01/25..................    18,159,917
 13,913,239     7.000% 08/01/25..................    13,904,474
 17,318,154     7.500% 09/01/25..................    17,615,680
 21,570,496     7.000% 10/01/25..................    21,556,906
                                                   ------------
                                                     98,823,121
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA) CERTIFICATES -- 11.1%
  5,380,401     7.000% 07/15/10..................     5,467,832
     70,737     9.000% 04/15/20..................        74,981
 10,202,738     8.000% 06/15/22..................    10,574,322
 10,421,679     8.000% 07/15/22..................    10,793,003
  6,021,905     8.000% 03/15/23..................     6,236,466
  5,100,548     7.000% 05/15/23..................     5,111,667
 19,411,227     7.000% 09/15/23..................    19,453,543
  4,216,534     7.500% 12/15/23..................     4,303,479
  3,876,317     7.500% 03/15/24..................     3,956,246
  5,797,309     7.500% 03/15/24..................     5,916,849
    482,732     9.000% 04/15/24..................       506,415
 17,352,947     8.000% 03/15/25..................    17,954,747
  1,965,542     8.000% 07/15/25..................     2,033,707
    244,380     9.000% 11/15/27..................       249,038
                                                   ------------
                                                     92,632,295
                                                   ------------
              TOTAL MORTGAGE-
                BACKED SECURITIES
                (Cost $200,064,273)..............   203,398,559
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 52.2%
              U.S. TREASURY BONDS -- 30.0%
 22,896,000     10.750% 08/15/05.................    31,134,897
 52,250,000     12.750% 11/15/10.................    78,815,990
 20,000,000     12.500% 08/15/14.................    31,796,800
 42,050,000     8.875%  08/15/17.................    55,092,228
 40,245,000     8.750%  08/15/20.................    52,689,559
                                                   ------------
                                                    249,529,474
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
              U.S. TREASURY NOTES -- 22.2%
$34,000,000     6.125% 05/31/97..................  $ 34,340,000
 80,570,000     5.125% 04/30/98..................    80,066,438
 62,400,000     8.250% 07/15/98..................    66,660,672
  3,275,000     6.500% 05/15/05..................     3,445,398
                                                   ------------
                                                    184,512,508
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $404,449,615)..............   434,041,982
                                                    -----------
              TOTAL SECURITIES
                (Cost $761,159,396)..............   796,127,021
                                                    -----------
REPURCHASE AGREEMENT -- 3.4% (Cost $28,329,000)
 28,329,000   Agreement with CS First
                Boston Corporation,
                5.830% dated 11/30/95, to be
                repurchased at $28,333,588 on
                12/01/1995, collateralized by:
                $29,037,288 U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15.........................    28,329,000
                                                    -----------

                                                        VALUE
                                                       (NOTE 1)
----------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $789,488,396*)...............    99.0%    $824,456,021
OTHER ASSETS AND
  LIABILITIES (NET)..................     1.0        8,108,475
                                        -----     ------------
NET ASSETS...........................   100.0%    $832,564,496
                                         ----      -----------

---------------

 * Aggregate cost for Federal tax purposes was $791,498,047.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Variable rate security. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATION:

MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                        NOVEMBER 30, 1995

                                                     NATIONS                                      NATIONS
                                                      SHORT-        NATIONS        NATIONS       STRATEGIC
                                                   INTERMEDIATE    SHORT-TERM    DIVERSIFIED       FIXED
                                                    GOVERNMENT       INCOME         INCOME         INCOME
                                                       FUND           FUND           FUND           FUND
                                                   ---------------------------------------------------------
ASSETS:
Investments, at value (Note 1),
See accompanying schedules:
  Securities.....................................  $538,922,451   $183,970,067   $164,583,672   $796,127,021
  Repurchase agreements..........................    59,258,000        414,000      5,525,000     28,329,000
                                                   ------------   ------------   ------------   ------------
  Total investments..............................   598,180,451    184,384,067    170,108,672    824,456,021
Cash.............................................           752              4            203        342,385
Interest receivable..............................     5,610,289      3,503,076      2,622,336      9,150,502
Receivable for investment securities sold........            --      1,964,150             --             --
Receivable for Fund shares sold..................     2,217,411      1,069,404        384,437      6,578,503
Unamortized organization costs (Note 6)..........         4,663          7,393          7,731          7,731
Prepaid expenses and other assets................        47,281             --            321             47
                                                   ------------   ------------   ------------   ------------
  Total Assets...................................   606,060,847    190,928,094    173,123,700    840,535,189
                                                   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for Fund shares redeemed.................     1,313,446        798,603         31,729      3,700,320
Payable for investment securities purchased
  (Notes 1 and 4)................................    84,329,375      1,992,810             --             --
Investment advisory fee payable (Note 2).........       130,483         11,786         38,969        325,282
Administration fee payable (Note 2)..............        42,324         15,319          6,593         67,233
Shareholder servicing and distribution fees
  payable (Note 3)...............................        23,436          5,129         59,462          2,533
Transfer agent fee payable (Note 2)..............        48,695         18,030         13,003         74,473
Custodian fees payable (Note 2)..................         6,410          2,709          2,347          9,171
Dividends payable................................     1,979,760        858,242        497,595      3,697,147
Accrued Trustees' fees and expenses (Note 2).....         3,812          1,354          1,056          5,576
Accrued expenses and other payables..............        35,196         34,579         53,820         88,958
                                                   ------------   ------------   ------------   ------------
  Total Liabilities..............................    87,912,937      3,738,561        704,574      7,970,693
                                                   ------------   ------------   ------------   ------------
NET ASSETS.......................................  $518,147,910   $187,189,533   $172,419,126   $832,564,496
                                                   ------------   ------------   ------------   ------------
Investments, at cost (Note 1)....................  $593,266,907   $181,746,917   $163,313,004   $789,488,396
                                                   ------------   ------------   ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                               NATIONS                                            NATIONS
                                                SHORT-          NATIONS          NATIONS         STRATEGIC
                                             INTERMEDIATE      SHORT-TERM      DIVERSIFIED         FIXED
                                              GOVERNMENT         INCOME           INCOME           INCOME
                                                 FUND             FUND             FUND             FUND
                                             ---------------------------------------------------------------
NET ASSETS CONSIST OF:
Distributions in excess of net investment
  income...................................  $ (1,979,760)    $   (800,993)    $   (137,179)    $ (1,416,564)
Accumulated net realized loss on
  investments sold, written options and
  futures contracts........................   (16,311,980)      (7,715,846)        (588,689)     (12,045,059)
Net unrealized appreciation of
  investments..............................     4,913,544        2,637,150        6,795,668       34,967,625
Paid-in capital............................   531,526,106      193,069,222      166,349,326      811,058,494
                                             ------------     ------------     ------------     ------------
                                             $518,147,910     $187,189,533     $172,419,126     $832,564,496
                                             ------------     ------------     ------------     ------------
NET ASSETS:
Trust A Shares.............................  $425,199,893     $169,291,267     $ 64,799,732     $823,098,471
                                             ------------     ------------     ------------     ------------
Investor A Shares..........................  $ 64,848,410     $  2,969,451     $ 13,150,014     $  6,661,619
                                             ------------     ------------     ------------     ------------
Investor C Shares..........................  $ 13,206,310     $  6,056,087     $  3,582,472     $    226,773
                                             ------------     ------------     ------------     ------------
Investor N Shares..........................  $ 14,893,297     $  8,872,728     $ 90,886,908     $  2,577,633
                                             ------------     ------------     ------------     ------------
SHARES OUTSTANDING:
Trust A Shares.............................   102,674,447       17,203,315        5,987,960       80,531,375
                                             ------------     ------------     ------------     ------------
Investor A Shares..........................    15,658,944          301,756        1,215,178          651,764
                                             ------------     ------------     ------------     ------------
Investor C Shares..........................     3,188,953          615,440          331,050           22,187
                                             ------------     ------------     ------------     ------------
Investor N Shares..........................     3,596,319          901,706        8,398,667          252,198
                                             ------------     ------------     ------------     ------------
TRUST A SHARES:
Net asset value, offering price and
  redemption price per share...............         $4.14            $9.84           $10.82           $10.22
                                                    -----            -----           ------           ------
INVESTOR A SHARES:
Net asset value and redemption price per
  share....................................         $4.14            $9.84           $10.82           $10.22
                                                    -----            -----           ------           ------
Maximum sales charge.......................          3.25%            1.50%            4.75%            3.25%
Maximum offering price per share...........         $4.28            $9.99           $11.36           $10.56
                                                    -----            -----           ------           ------
INVESTOR C SHARES*:
Net asset value and offering price per
  share....................................         $4.14            $9.84           $10.82           $10.22
                                                    -----            -----           ------           ------
INVESTOR N SHARES*:
Net asset value and offering price per
  share....................................         $4.14            $9.84           $10.82           $10.22
                                                    -----            -----           ------           ------

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC") for all Funds except Nations Short-Term Income Fund for which there is no CDSC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                        NATIONS                                    NATIONS
                                                         SHORT-        NATIONS       NATIONS      STRATEGIC
                                                      INTERMEDIATE   SHORT-TERM    DIVERSIFIED      FIXED
                                                       GOVERNMENT      INCOME        INCOME         INCOME
                                                          FUND          FUND          FUND           FUND
                                                      -------------------------------------------------------
INVESTMENT INCOME:
Interest............................................  $ 32,856,613   $12,942,904   $ 8,969,617   $ 42,609,075
Dividends...........................................        15,194            --            --         17,327
Fee income (Note 4).................................       239,291            --         7,955             --
                                                       -----------   -----------   -----------   ------------
     Total investment income........................    33,111,098    12,942,904     8,977,572     42,626,402
                                                       -----------   -----------   -----------   ------------
EXPENSES:
Investment advisory fee (Note 2)....................     3,066,392     1,128,394       688,154      3,787,275
Administration fee (Note 2).........................       503,568       185,278       113,351        623,321
Transfer agent fees (Note 2)........................       232,980       130,202        91,381        344,765
Custodian fees (Note 2).............................        76,468        33,729        22,831         91,313
Legal and audit fees................................       107,780        56,110        39,587        114,552
Trustees' fees and expenses (Note 2)................         9,646         3,504         2,373         13,274
Amortization of organization costs (Note 6).........         6,996         4,032         4,032          4,032
Other...............................................        62,953        71,210        99,689        112,220
                                                       -----------   -----------   -----------   ------------
     Subtotal.......................................     4,066,783     1,612,459     1,061,398      5,090,752
Shareholder servicing and distribution fees (Note
  3):
  Investor A Shares.................................       134,526         5,271        29,942          4,577
  Investor C Shares.................................        70,814        24,650        22,769            349
  Investor N Shares.................................        70,600        38,981       538,683         14,648
Fees waived by investment adviser and/or
  administrator(s) (Note 2).........................    (1,022,131)     (564,197)     (147,160)      (631,213)
                                                       -----------   -----------   -----------   ------------
     Total expenses.................................     3,320,592     1,117,164     1,505,632      4,479,113
                                                       -----------   -----------   -----------   ------------
NET INVESTMENT INCOME...............................    29,790,506    11,825,740     7,471,940     38,147,289
                                                       -----------   -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS (NOTES 1 AND 4):
Net realized gain/(loss) from:
  Security transactions.............................    12,467,455      (424,531)    2,049,506     10,811,402
  Futures contracts.................................            --            --       (65,288)            --
  Written options...................................            --            --            --       (210,786)
                                                       -----------   -----------   -----------   ------------
Net realized gain/(loss) on investments during the
  year..............................................    12,467,455      (424,531)    1,984,218     10,600,616
Change in unrealized appreciation/(depreciation) of:
  Securities........................................    14,300,508     7,297,230    10,875,804     51,955,979
  Futures contracts.................................            --            --       (59,250)            --
                                                       -----------   -----------   -----------   ------------
Net unrealized appreciation of investments during
  the year..........................................    14,300,508     7,297,230    10,816,554     51,955,979
                                                       -----------   -----------   -----------   ------------
Net realized and unrealized gain on investments.....    26,767,963     6,872,699    12,800,772     62,556,595
                                                       -----------   -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................................  $ 56,558,469   $18,698,439   $20,272,712   $100,703,884
                                                      ------------   -----------   -----------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1995

                                                     NATIONS                                      NATIONS
                                                      SHORT-        NATIONS        NATIONS       STRATEGIC
                                                   INTERMEDIATE    SHORT-TERM    DIVERSIFIED       FIXED
                                                    GOVERNMENT       INCOME         INCOME         INCOME
                                                       FUND           FUND           FUND           FUND
                                                   ---------------------------------------------------------
Net investment income............................. $ 29,790,506   $ 11,825,740   $  7,471,940   $ 38,147,289
Net realized gain/(loss) on investments...........   12,467,455       (424,531)     1,984,218     10,600,616
Change in unrealized appreciation of
  investments.....................................   14,300,508      7,297,230     10,816,554     51,955,979
                                                   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
  operations......................................   56,558,469     18,698,439     20,272,712    100,703,884
Distributions to shareholders from net investment
  income:
  Trust A Shares..................................  (24,494,854)   (10,476,071)    (1,933,237)   (37,889,240)
  Investor A Shares...............................   (3,827,906)      (159,498)      (825,992)      (132,124)
  Investor C Shares...............................     (765,312)      (414,795)      (192,391)        (3,800)
  Investor N Shares...............................     (615,456)      (655,895)    (4,520,320)      (122,106)
Distributions to shareholders in excess of net
  investment income:
  Trust A Shares..................................      (71,082)            --             --             --
  Investor A Shares...............................      (11,483)            --             --             --
  Investor C Shares...............................       (2,410)            --             --             --
  Investor N Shares...............................       (2,003)            --             --             --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Trust A Shares..................................  (29,897,299)   (13,648,786)    39,262,795    210,323,838
  Investor A Shares...............................  (15,830,656)       381,422        988,601      5,443,406
  Investor C Shares...............................   (4,283,855)    (2,296,003)       606,887        178,133
  Investor N Shares...............................    3,285,599     (8,093,168)    27,949,143        213,298
                                                   ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets.............  (19,958,248)   (16,664,355)    81,608,198    278,715,289
NET ASSETS:
Beginning of year.................................  538,106,158    203,853,888     90,810,928    553,849,207
                                                   ------------   ------------   ------------   ------------
End of year....................................... $518,147,910   $187,189,533   $172,419,126   $832,564,496
                                                   ------------   ------------   ------------   ------------
Distributions in excess of net investment income
  at end of year.................................. $ (1,979,760)  $   (800,993)  $   (137,179)  $ (1,416,564)
                                                   ------------   ------------   ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED NOVEMBER 30, 1994

                                                      NATIONS                                     NATIONS
                                                      SHORT-         NATIONS        NATIONS      STRATEGIC
                                                   INTERMEDIATE     SHORT-TERM    DIVERSIFIED      FIXED
                                                    GOVERNMENT        INCOME        INCOME         INCOME
                                                       FUND            FUND          FUND           FUND
                                                   ---------------------------------------------------------
Net investment income............................  $  36,410,192   $ 12,574,660   $ 5,724,450   $ 30,140,360
Net realized loss on investments.................    (28,549,654)    (7,691,096)   (2,707,354)   (21,688,157)
Change in unrealized depreciation of
  investments....................................    (24,476,389)    (5,441,726)   (5,881,446)   (29,605,380)
                                                    ------------   ------------   -----------   ------------
Net decrease in net assets resulting from
  operations.....................................    (16,615,851)      (558,162)   (2,864,350)   (21,153,177)
Distributions to shareholders from net investment
  income:
  Trust A Shares.................................    (27,184,146)    (9,632,385)   (1,931,956)   (29,201,850)
  Investor A Shares..............................     (6,359,840)      (260,874)     (843,251)       (57,573)
  Investor C Shares..............................     (1,158,627)      (597,428)     (208,437)        (2,272)
  Investor N Shares..............................       (567,087)    (1,271,197)   (2,740,806)       (90,250)
Distributions to shareholders in excess of net
  investment income:
  Trust A Shares.................................       (608,559)      (417,856)       (1,077)      (989,071)
  Investor A Shares..............................       (142,373)       (12,497)         (496)        (2,013)
  Investor C Shares..............................        (25,939)       (28,534)         (135)          (182)
  Investor N Shares..............................        (12,695)       (61,806)       (1,024)        (3,397)
Distributions to shareholders from net realized
  gain on investments:
  Trust A Shares.................................     (2,862,616)            --      (389,055)   (17,655,811)
  Investor A Shares..............................       (691,160)            --      (179,394)       (37,550)
  Investor C Shares..............................       (136,409)            --       (48,931)        (2,083)
  Investor N Shares..............................        (66,609)            --      (369,942)       (54,901)
Distributions to shareholders from capital:
  Trust A Shares.................................             --       (336,576)           --             --
  Investor A Shares..............................             --        (12,733)           --             --
  Investor C Shares..............................             --        (24,695)           --             --
  Investor N Shares..............................             --        (54,839)           --             --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Trust A Shares.................................     32,833,999    (14,463,998)   (3,157,987)    74,025,010
  Investor A Shares..............................    (85,905,643)    (8,389,118)   (1,029,274)       (26,909)
  Investor C Shares..............................    (12,682,260)   (11,014,290)     (597,232)       (15,871)
  Investor N Shares..............................      3,129,388    (21,665,080)   35,066,952        755,895
                                                    ------------   ------------   -----------   ------------
Net increase/(decrease) in net assets............   (119,056,427)   (68,802,068)   20,703,605      5,487,995
NET ASSETS:
Beginning of year................................    657,162,585    272,655,956    70,107,323    548,361,212
                                                    ------------   ------------   -----------   ------------
End of year......................................  $ 538,106,158   $203,853,888   $90,810,928   $553,849,207
                                                   -------------   ------------   -----------   ------------
Distributions in excess of net investment income
  at end of year.................................  $  (2,239,557)  $   (920,474)  $  (138,327)  $ (1,351,845)
                                                   -------------   ------------   -----------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                            NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                                                                           YEAR ENDED                        YEAR ENDED
                                                                        NOVEMBER 30, 1995                 NOVEMBER 30, 1994
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           DOLLARS          SHARES           DOLLARS
                                                                     --------------------------------------------------------
TRUST A SHARES:
  Sold..........................................................   24,579,332     $  99,680,275      63,710,168     $ 266,160,158
  Issued in exchange for Trust A Shares of the Nations
    Adjustable Rate Government Fund (Note 9).............. .....    6,025,104        24,522,175              --                --
  Issued as reinvestment of dividends...........................    1,896,220         7,679,648       1,726,591         7,134,660
  Redeemed......................................................  (40,147,433)     (161,779,397)    (58,620,856)     (240,460,819)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................   (7,646,777)    $ (29,897,299)      6,815,903     $  32,833,999
                                                                   ----------      ------------      ----------      ------------
INVESTOR A SHARES:
  Sold..........................................................    2,037,368     $   8,237,086       2,977,983     $  12,430,201
  Issued in exchange for Investor A Shares of the Nations
    Adjustable Rate Government Fund (Note 9)....................    1,443,458         5,874,874              --                --
  Issued as reinvestment of dividends...........................      654,212         2,647,022       1,356,282         5,604,186
  Redeemed......................................................   (8,115,045)      (32,589,638)    (25,182,476)     (103,940,030)
                                                                  -----------     -------------     -----------     -------------
  Net decrease..................................................   (3,980,007)    $ (15,830,656)    (20,848,211)    $ (85,905,643)
                                                                   ----------      ------------      ----------      ------------
INVESTOR C SHARES:
  Sold..........................................................       74,021     $     310,866         201,361     $     843,418
  Issued in exchange for Investor C Shares of the Nations
    Adjustable Rate Government Fund (Note 9)....................      460,999         1,876,267              --                --
  Issued as reinvestment of dividends...........................      134,005           542,106         252,433         1,039,833
  Redeemed......................................................   (1,738,728)       (7,013,094)     (3,533,774)      (14,565,511)
                                                                  -----------     -------------     -----------     -------------
  Net decrease..................................................   (1,069,703)    $  (4,283,855)     (3,079,980)    $ (12,682,260)
                                                                   ----------      ------------      ----------      ------------
INVESTOR N SHARES:
  Sold..........................................................      515,977     $   2,097,656       1,500,229     $   6,262,021
  Issued in exchange for Investor N Shares of the Nations
    Adjustable Rate Government Fund (Note 9)....................    1,161,767         4,728,391              --                --
  Issued as reinvestment of dividends...........................       93,848           380,870         106,509           436,013
  Redeemed......................................................     (969,418)       (3,921,318)       (877,675)       (3,568,646)
                                                                  -----------     -------------     -----------     -------------
  Net increase..................................................      802,174     $   3,285,599         729,063     $   3,129,388
                                                                   ----------      ------------      ----------      ------------

                                                                                  NATIONS SHORT-TERM INCOME FUND
                                                                           YEAR ENDED                        YEAR ENDED
                                                                        NOVEMBER 30, 1995                 NOVEMBER 30, 1994
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           DOLLARS          SHARES           DOLLARS
                                                                     --------------------------------------------------------
TRUST A SHARES:
  Sold..........................................................    6,241,414     $  60,571,190       7,757,098     $  75,869,101
  Issued as reinvestment of dividends...........................      374,797         3,634,442          46,721           456,621
  Redeemed......................................................   (8,060,456)      (77,854,418)     (9,318,440)      (90,789,720)
                                                                  -----------     -------------     -----------     -------------
  Net decrease..................................................   (1,444,245)    $ (13,648,786)     (1,514,621)    $ (14,463,998)
                                                                   ----------      ------------      ----------      ------------
INVESTOR A SHARES:
  Sold..........................................................       98,847     $     957,538         194,250     $   1,910,089
  Issued as reinvestment of dividends...........................       14,396           139,563          25,830           253,013
  Redeemed......................................................      (74,265)         (715,679)     (1,077,216)      (10,552,220)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................       38,978     $     381,422        (857,136)    $  (8,389,118)
                                                                   ----------      ------------      ----------      ------------
INVESTOR C SHARES:
  Sold..........................................................      121,077     $   1,180,504         581,753     $   5,697,406
  Issued as reinvestment of dividends...........................       31,936           309,332          55,070           536,756
  Redeemed......................................................     (392,484)       (3,785,839)     (1,765,994)      (17,248,452)
                                                                  -----------     -------------     -----------     -------------
  Net decrease..................................................     (239,471)    $  (2,296,003)     (1,129,171)    $ (11,014,290)
                                                                   ----------      ------------      ----------      ------------
INVESTOR N SHARES:
  Sold..........................................................      257,188     $   2,483,655       2,699,703     $  26,797,836
  Issued as reinvestment of dividends...........................       58,175           562,749         124,814         1,218,040
  Redeemed......................................................   (1,160,085)      (11,139,572)     (5,061,930)      (49,680,956)
                                                                  -----------     -------------     -----------     -------------
  Net decrease..................................................     (844,722)    $  (8,093,168)     (2,237,413)    $ (21,665,080)
                                                                   ----------      ------------      ----------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                  NATIONS DIVERSIFIED INCOME FUND
                                                                           YEAR ENDED                        YEAR ENDED
                                                                        NOVEMBER 30, 1995                 NOVEMBER 30, 1994
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           DOLLARS          SHARES           DOLLARS
                                                                     --------------------------------------------------------
TRUST A SHARES:
  Sold..........................................................    4,023,586     $  42,829,820         427,988     $   4,350,216
  Issued as reinvestment of dividends...........................        3,345            34,589           3,140            32,035
  Redeemed......................................................     (344,739)       (3,601,614)       (748,696)       (7,540,238)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................    3,682,192     $  39,262,795        (317,568)    $  (3,157,987)
                                                                  -----------     -------------     -----------     -------------
INVESTOR A SHARES:
  Sold..........................................................      287,506     $   2,967,377         245,670     $   2,515,124
  Issued as reinvestment of dividends...........................       38,406           396,397          52,214           537,364
  Redeemed......................................................     (229,529)       (2,375,173)       (400,519)       (4,081,762)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................       96,383     $     988,601        (102,635)    $  (1,029,274)
                                                                  -----------     -------------     -----------     -------------
INVESTOR C SHARES:
  Sold..........................................................      137,697     $   1,424,178          53,170     $     553,692
  Issued as reinvestment of dividends...........................       10,464           108,171          15,493           159,534
  Redeemed......................................................      (89,726)         (925,462)       (129,826)       (1,310,458)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................       58,435     $     606,887         (61,163)    $    (597,232)
                                                                  -----------     -------------     -----------     -------------
INVESTOR N SHARES:
  Sold..........................................................    3,599,450     $  37,140,498       4,005,665     $  40,841,538
  Issued as reinvestment of dividends...........................      238,534         2,468,253         174,145         1,763,664
  Redeemed......................................................   (1,132,789)      (11,659,608)       (749,173)       (7,538,250)
                                                                  -----------     -------------     -----------     -------------
  Net increase..................................................    2,705,195     $  27,949,143       3,430,637     $  35,066,952
                                                                  -----------     -------------     -----------     -------------

                                                                                NATIONS STRATEGIC FIXED INCOME FUND
                                                                           YEAR ENDED                        YEAR ENDED
                                                                        NOVEMBER 30, 1995                 NOVEMBER 30, 1994
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           DOLLARS          SHARES           DOLLARS
                                                                     --------------------------------------------------------
TRUST A SHARES:
  Sold..........................................................  28,277,398      $ 274,652,648      27,421,382     $ 272,058,507
  Issued in exchange for Class A Shares of The Capitol Mutual
    Funds Fixed Income Portfolio (Note 9).......................          --                 --       2,135,389        20,649,210
  Issued in exchange for Trust A Shares of the Nations Managed
    Bond Fund (Note 9)..........................................  12,318,582        123,242,998              --                --
  Issued as reinvestment of dividends...........................   1,855,783         18,284,223         356,632         3,520,081
  Redeemed...................................................... (21,002,335)      (205,856,031)    (22,556,971)     (222,202,788)
                                                                  -----------     -------------     -----------     -------------
  Net increase..................................................  21,449,428      $ 210,323,838       7,356,432     $  74,025,010
                                                                  -----------     -------------     -----------     -------------
INVESTOR A SHARES:
  Sold..........................................................     250,746      $   2,451,468          98,950     $     969,620
  Issued in exchange for Class B Shares of The Capitol Mutual
    Funds Fixed Income Portfolio (Note 9).......................          --                 --           1,482            14,327
  Issued in exchange for Investor A Shares of the Nations
    Managed Bond Fund (Note 9)..................................     420,573          4,207,301              --                --
  Issued as reinvestment of dividends...........................      10,070            100,616           5,956            59,039
  Redeemed......................................................    (133,334)        (1,315,979)       (110,593)       (1,069,895)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................     548,055      $   5,443,406          (4,205)    $     (26,909)
                                                                  -----------     -------------     -----------     -------------
INVESTOR C SHARES:
  Sold..........................................................      10,408      $     104,308             487     $       5,002
  Issued in exchange for Investor C Shares of the Nations
    Managed Bond Fund (Note 9)..................................       7,675             76,789              --                --
  Issued as reinvestment of dividends...........................         317              3,153             333             3,302
  Redeemed......................................................        (654)            (6,117)         (2,503)          (24,175)
                                                                  -----------     -------------     -----------     -------------
  Net increase/(decrease).......................................      17,746      $     178,133          (1,683)    $     (15,871)
                                                                  -----------     -------------     -----------     -------------
INVESTOR N SHARES:
  Sold..........................................................      42,018      $     406,207         104,746     $   1,031,340
  Issued as reinvestment of dividends...........................       9,445             92,989          11,648           115,227
  Redeemed......................................................     (29,355)          (285,898)        (39,953)         (390,672)
                                                                  -----------     -------------     -----------     -------------
  Net increase..................................................      22,108      $     213,298          76,441     $     755,895
                                                                  -----------     -------------     -----------     -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                         TRUST A SHARES
                                                               ------------------------------------------------------------------
                                                                 YEAR          YEAR          YEAR          YEAR          PERIOD
                                                                 ENDED         ENDED        ENDED         ENDED          ENDED
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                     11/30/95#     11/30/94      11/30/93      11/30/92      11/30/91**
                                                                ---------------------------------------------------------------
Operating performance:
Net asset value, beginning of year...........................  $   3.93      $   4.28      $  4.16       $   4.17       $   4.00##
                                                                -------       -------      -------        -------        -------
Net investment income........................................      0.24          0.23         0.23           0.28           0.10
Net realized and unrealized gain/(loss) on investments.......      0.21         (0.33)        0.14          (0.01)          0.17
                                                                -------       -------      -------        -------        -------
Net increase/(decrease) in net assets resulting from
  investment operations......................................      0.45         (0.10)        0.37           0.27           0.27
Distributions:
Dividends from net investment income.........................     (0.24)        (0.23)       (0.23)         (0.28)         (0.10)
Distributions in excess of net investment income.............     (0.00)(a)     (0.00)(a)       --             --             --
Distributions from net realized capital gains................        --         (0.02)       (0.02)            --             --
                                                                -------       -------      -------        -------        -------
Total distributions..........................................     (0.24)        (0.25)       (0.25)         (0.28)         (0.10)
                                                                -------       -------      -------        -------        -------
Net asset value, end of year.................................  $   4.14      $   3.93      $  4.28       $   4.16       $   4.17
                                                               --------      --------      --------      --------       --------
Total return++...............................................     11.70%        (2.23)%       9.03%          6.70%+++       6.81%+++
                                                               --------      --------      --------      --------       --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)...........................  $425,200      $433,278      $443,426      $360,497       $158,435
Ratio of operating expenses to average net assets............      0.60%         0.59%         0.55%         0.37%          0.08%+
Ratio of net investment income to average net assets.........      5.88%         5.76%         5.40%         6.48%          7.21%+
Portfolio turnover rate......................................       328%          133%           92%           25%            11%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements..............................      0.80%         0.80 %       0.79%          0.77%          0.82%+
Net investment income per share without waivers and/or
  reimbursements.............................................  $   0.23      $   0.22      $  0.22       $   0.26       $   0.00(a)

                                                                                 TRUST A SHARES
                                                               ---------------------------------------------------
                                                                 YEAR          YEAR          YEAR         PERIOD
                                                                 ENDED         ENDED        ENDED         ENDED
NATIONS SHORT-TERM INCOME FUND                                 11/30/95#     11/30/94#     11/30/93     11/30/92**
                                                                -------------------------------------------------
Operating performance:
Net asset value, beginning of year...........................  $   9.48      $  10.01      $  9.75       $  10.00
                                                                -------       -------      -------        -------
Net investment income........................................      0.61          0.50         0.53           0.09
Net realized and unrealized gain/(loss) on investments.......      0.36         (0.51)        0.26          (0.25)
                                                                -------       -------      -------        -------
Net increase/(decrease) in net assets resulting from
  investment operations......................................      0.97         (0.01)        0.79          (0.16)
Distributions:
Dividends from net investment income.........................     (0.61)        (0.48)       (0.53)         (0.09)
Distributions in excess of net investment income.............        --         (0.02)          --             --
Distributions from capital (Note 1)..........................        --         (0.02)          --             --
                                                                -------       -------      -------        -------
Total distributions..........................................     (0.61)        (0.52)       (0.53)         (0.09)
                                                                -------       -------      -------        -------
Net asset value, end of year.................................  $   9.84      $   9.48      $ 10.01       $   9.75
                                                               --------      --------      --------      --------
Total return++...............................................     10.48%        (0.11)%       8.26%         (1.58)%+++
                                                               --------      --------      --------      --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)...........................  $169,291      $176,712     $201,738       $190,680
Ratio of operating expenses to average net assets............      0.56%         0.50%        0.37%          0.30%+
Ratio of net investment income to average net assets.........      6.32%         5.23%        5.27%          5.54%+
Portfolio turnover rate......................................       224%          293%         121%            45%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements..............................      0.86%         0.82%        0.79%          0.90%+
Net investment income per share without waivers and/or
  reimbursements.............................................  $   0.58      $   0.47      $  0.48       $   0.08


---------------

  *   The Nations Short-Intermediate Government Fund's Trust A Shares, Investor A
      Shares, Investor C Shares and Investor N Shares commenced operations on
      August 1, 1991, August 5, 1991, June 17, 1992 and June 7, 1993,
      respectively.
 **   The Nations Short-Term Income Fund's Trust A Shares, Investor A Shares,
      Investor C Shares and Investor N Shares commenced operations on September
      30, 1992, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.
  +   Annualized.
 ++   Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++   Unaudited.
  #   Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
 ##   The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
(a)   Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                          INVESTOR A SHARES                                           INVESTOR C SHARES
    --------------------------------------------------------------     ------------------------------------------------
      YEAR         YEAR         YEAR         YEAR         PERIOD         YEAR         YEAR         YEAR        PERIOD
      ENDED        ENDED       ENDED        ENDED          ENDED         ENDED        ENDED       ENDED        ENDED
    11/30/95#    11/30/94     11/30/93     11/30/92      11/30/91*     11/30/95#    11/30/94     11/30/93    11/30/92*
    -------------------------------------------------------------------------------------------------------------------
     $  3.93      $  4.28     $  4.16      $   4.17       $  4.00##     $  3.93      $  4.28     $  4.16      $   4.19
     -------      -------     -------       -------       -------       -------       ------      ------        ------
        0.23         0.22        0.22          0.27          0.10          0.22         0.20        0.20          0.10
        0.21        (0.33)       0.14         (0.01)         0.17          0.21        (0.33)       0.14         (0.03)
     -------      -------     -------       -------       -------       -------       ------      ------        ------
        0.44        (0.11)       0.36          0.26          0.27          0.43        (0.13)       0.34          0.07
       (0.23)       (0.22)      (0.22)        (0.27)        (0.10)        (0.22)       (0.20)      (0.20)        (0.10)
       (0.00)(a)    (0.00)(a)      --            --            --         (0.00)(a)    (0.00)(a)      --            --
          --        (0.02)      (0.02)           --            --            --        (0.02)      (0.02)           --
     -------      -------     -------       -------       -------       -------       ------      ------        ------
       (0.23)       (0.24)      (0.24)        (0.27)        (0.10)        (0.22)       (0.22)      (0.22)        (0.10)
     -------      -------     -------       -------       -------       -------       ------      ------        ------
     $  4.14      $  3.93     $  4.28      $   4.16       $  4.17       $  4.14      $  3.93     $  4.28      $   4.16
     -------      -------     --------     --------       -------       -------      -------     -------       -------
       11.48%       (2.41)%      8.85%         6.61%+++      6.81%+++     11.15%       (2.80)%      8.20%         1.64%+++
     -------      -------     --------     --------       -------       -------      -------     -------       -------
     $64,848      $77,128    $173,449      $188,624       $53,874       $13,206      $16,725     $31,440      $ 24,352
        0.80%        0.77%       0.70%         0.48%         0.08%+        1.10%        1.17%       1.30%         1.18%+
        5.68%        5.58%       5.25%         6.34%         7.21%+        5.38%        5.18%       4.65%         4.80%+
         328%         133%         92%           25%           11%          328%         133%         92%           25%
        1.00%        0.98%       0.94%         0.88%         0.82%+        1.30%        1.38%       1.54%         1.44%+
     $  0.22      $  0.21     $  0.21      $   0.25       $  0.00(a)    $  0.21      $  0.19     $  0.19      $   0.09

               INVESTOR N SHARES
      ------------------------------------
        YEAR         YEAR         PERIOD
        ENDED        ENDED        ENDED
      11/30/95#    11/30/94     11/30/93*
    -------------------------------------
       $  3.93      $  4.28      $   4.26
       -------      -------        ------
          0.21         0.20          0.09
          0.21        (0.33)         0.02
       -------      -------        ------
          0.42        (0.13)         0.11
         (0.21)       (0.20)        (0.09)
         (0.00)(a)    (0.00)(a)        --
            --        (0.02)           --
       -------      -------        ------
         (0.21)       (0.22)        (0.09)
       -------      -------        ------
       $  4.14      $  3.93      $   4.28
       -------      -------       -------
         11.02%       (2.81)%        2.65%
       -------      -------       -------
       $14,893      $10,974      $  8,847
          1.20%        1.19%         1.15%+
          5.28%        5.16%         4.80%+
           328%         133%           92%
          1.40%        1.40%         1.39%+
       $  0.20      $  0.19      $   0.09

                   INVESTOR A SHARES                                                  INVESTOR C SHARES
    ------------------------------------------------                   ------------------------------------------------
      YEAR         YEAR         YEAR        PERIOD                       YEAR         YEAR         YEAR        PERIOD
      ENDED        ENDED       ENDED        ENDED                        ENDED        ENDED       ENDED        ENDED
    11/30/95#    11/30/94#    11/30/93    11/30/92**                   11/30/95#    11/30/94#    11/30/93    11/30/92**
    -------------------------------------------------------------------------------------------------------------------
     $  9.48      $ 10.01     $  9.75      $  10.00                     $  9.48      $ 10.01     $  9.75      $  10.00
     -------      -------     -------       -------                     -------       ------      ------        ------
        0.59         0.48        0.51          0.08                        0.57         0.46        0.48          0.08
        0.36        (0.51)       0.26         (0.26)                       0.36        (0.51)       0.26         (0.26)
     -------      -------     -------       -------                     -------       ------      ------        ------
        0.95        (0.03)       0.77         (0.18)                       0.93        (0.05)       0.74         (0.18)
       (0.59)       (0.46)      (0.51)        (0.07)                      (0.57)       (0.44)      (0.48)        (0.07)
          --        (0.02)         --            --                          --        (0.02)         --            --
          --        (0.02)         --            --                          --        (0.02)         --            --
     -------      -------     -------       -------                     -------       ------      ------        ------
       (0.59)       (0.50)      (0.51)        (0.07)                      (0.57)       (0.48)      (0.48)        (0.07)
     -------      -------     -------       -------                     -------       ------      ------        ------
     $  9.84      $  9.48     $ 10.01      $   9.75                     $  9.84      $  9.48     $ 10.01      $   9.75
     -------      -------     --------     --------                     -------      -------     -------       -------
       10.29%       (0.33)%      8.03%        (1.81)%+++                  10.08%       (0.51)%      7.73%        (1.82)%+++
     -------      -------     --------     --------                     -------      -------     -------       -------
     $ 2,969      $ 2,490     $11,205      $    254                     $ 6,056      $ 8,102     $19,851      $  6,747
        0.76%        0.71%       0.57%         0.45%+                      0.91%        0.89%       0.87%         0.80%+
        6.12%        5.02%       5.07%         5.39%+                      5.97%        4.84%       4.77%         5.04%+
         224%         293%        121%           45%                        224%         293%        121%           45%
        1.06%        1.03%       0.99%         1.05%+                      1.21%        1.21%       1.29%         1.40%+
     $  0.56      $  0.45     $  0.48      $   0.07                     $  0.54      $  0.43     $  0.45      $   0.07

               INVESTOR N SHARES
      ------------------------------------
        YEAR         YEAR         PERIOD
        ENDED        ENDED        ENDED
      11/30/95#    11/30/94#    11/30/93**
    --------------------------------------
       $  9.48      $ 10.01      $   9.94
       -------      -------        ------
          0.57         0.47          0.22
          0.36        (0.51)         0.07
       -------      -------        ------
          0.93        (0.04)         0.29
         (0.57)       (0.45)        (0.22)
            --        (0.02)           --
            --        (0.02)           --
       -------      -------        ------
         (0.57)       (0.49)        (0.22)
       -------      -------        ------
       $  9.84      $  9.48      $  10.01
       -------     --------       -------
         10.10%       (0.46)%        2.96%
       -------     --------       -------
       $ 8,873      $16,550      $ 39,861
          0.91%        0.85%         0.72%+
          5.97%        4.88%         4.92%+
           224%         293%          121%
          1.21%        1.17%         1.14%+
       $  0.54      $  0.44      $   0.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                TRUST A SHARES
                                                                              --------------------------------------------------
                                                                                YEAR         YEAR          YEAR         PERIOD
                                                                               ENDED         ENDED         ENDED         ENDED
NATIONS DIVERSIFIED INCOME FUND                                               11/30/95     11/30/94#     11/30/93#     11/30/92*
                                                                              -------------------------------------------------
Operating performance:
Net asset value, beginning of year..........................................  $  9.67      $  10.88      $   9.97      $  10.00
                                                                              --------     --------      --------      --------
Net investment income.......................................................     0.73          0.74          0.78          0.06
Net realized and unrealized gain/(loss) on investments......................     1.15         (1.06)         0.91         (0.03)
                                                                              --------     --------      --------      --------
Net increase/(decrease) in net assets resulting from investment
  operations................................................................     1.88         (0.32)         1.69          0.03
Distributions:
Dividends from net investment income........................................    (0.73)        (0.74)        (0.78)        (0.06)
Distributions in excess of net investment income............................       --         (0.00)(a)        --            --
Distributions from net realized capital gains...............................       --         (0.15)           --            --
                                                                              --------     --------      --------      --------
Total distributions.........................................................    (0.73)        (0.89)        (0.78)        (0.06)
                                                                              --------     --------      --------      --------
Net asset value, end of year................................................  $ 10.82      $   9.67      $  10.88      $   9.97
                                                                              --------     --------      --------      --------
Total return++..............................................................    20.11%        (3.05)%       17.40%         0.32%+++
                                                                              --------     --------      --------      --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................................  $64,800      $ 22,298      $ 28,553      $ 23,962
Ratio of operating expenses to average net assets...........................     0.80%         0.74%         0.55%         0.25%+
Ratio of net investment income to average net assets........................     7.03%         7.31%         7.02%         7.76%+
Portfolio turnover rate.....................................................       96%          144%           86%           46%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements............................................................     0.93%         0.95%         0.95%         0.85%+
Net investment income per share without waivers and/or reimbursements.......  $  0.72      $   0.72      $   0.70      $   0.05

                                                                                                TRUST A SHARES
                                                                              --------------------------------------------------
                                                                                YEAR         YEAR          YEAR         PERIOD
                                                                               ENDED         ENDED         ENDED         ENDED
NATIONS STRATEGIC FIXED INCOME FUND                                           11/30/95     11/30/94      11/30/93      11/30/92**
                                                                              -------------------------------------------------
Operating performance:
Net asset value, beginning of year..........................................  $   9.32     $  10.55      $   9.94      $  10.00
                                                                              --------     --------      --------      --------
Net investment income.......................................................      0.59         0.53          0.56          0.05
Net realized and unrealized gain/(loss) on investments......................      0.90        (0.89)         0.62         (0.06)
                                                                              --------     --------      --------      --------
Net increase/(decrease) in net assets resulting from investment
  operations................................................................      1.49        (0.36)         1.18         (0.01)
Distributions:
Dividends from net investment income........................................     (0.59)       (0.51)        (0.56)        (0.05)
Distributions in excess of net investment income............................        --        (0.02)           --            --
Distributions from net realized capital gains...............................        --        (0.34)        (0.01)           --
                                                                              --------     --------      --------      --------
Total distributions.........................................................     (0.59)       (0.87)        (0.57)        (0.05)
                                                                              --------     --------      --------      --------
Net asset value, end of year................................................  $  10.22     $   9.32      $  10.55      $   9.94
                                                                              --------     --------      --------      --------
Total return++..............................................................     16.45%       (3.58)%       12.05%        (0.11)%+++
                                                                              --------     --------      --------      --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................................  $823,098     $550,697      $545,538      $581,329
Ratio of operating expenses to average net assets...........................      0.71%        0.68%         0.61%         0.26%+
Ratio of net investment income to average net assets........................      6.05%        5.43%         5.40%         6.15%+
Portfolio turnover rate.....................................................       228%         307%          161%           12%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements............................................................      0.81%        0.76%         0.77%         0.86%+
Net investment income per share without waivers and/or reimbursements.......  $   0.58      $  0.52      $   0.55      $   0.04

---------------
  * The Nations Diversified Income Fund's Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares commenced operations on October 30, 1992, November 25, 1992, November 9, 1992 and June 7, 1993, respectively.
 ** The Nations Strategic Fixed Income Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on October 30, 1992, November 19, 1992, November 16, 1992 and June 7, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
(a) Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                INVESTOR
                    INVESTOR A SHARES                                     INVESTOR C SHARES                     N SHARES
    -------------------------------------------------     -------------------------------------------------     --------
      YEAR         YEAR         YEAR         PERIOD         YEAR         YEAR         YEAR         PERIOD         YEAR
     ENDED        ENDED        ENDED         ENDED         ENDED        ENDED        ENDED         ENDED         ENDED
    11/30/95     11/30/94#    11/30/93#    11/30/92*      11/30/95     11/30/94#    11/30/93#    11/30/92*      11/30/95
------------------------------------------------------------------------------------------------------------------------
    $  9.67      $ 10.88      $  9.96        $10.02        $ 9.67       $10.88       $ 9.96        $ 9.93       $  9.67
    -------      -------      -------        ------        ------       ------       ------         -----       -------
       0.71         0.72         0.76          0.01          0.66         0.67         0.70          0.03          0.66
       1.15        (1.06)        0.92         (0.06)         1.15        (1.06)        0.92          0.02          1.15
    -------      -------      -------        ------        ------       ------       ------         -----       -------
       1.86        (0.34)        1.68         (0.05)         1.81        (0.39)        1.62          0.05          1.81
      (0.71)       (0.72)       (0.76)        (0.01)        (0.66)       (0.67)       (0.70)        (0.02)        (0.66)
         --        (0.00)(a)      --            --            --         (0.00)(a)       --            --            --
         --        (0.15)         --            --            --         (0.15)          --            --            --
    -------      -------      -------        ------        ------       ------       ------         -----       -------
      (0.71)       (0.87)       (0.76)        (0.01)        (0.66)       (0.82)       (0.70)        (0.02)        (0.66)
    -------      -------      -------        ------        ------       ------       ------         -----       -------
    $ 10.82      $  9.67      $ 10.88        $ 9.96        $10.82       $ 9.67       $10.88        $ 9.96       $ 10.82
    -------      -------      -------       -------        ------       ------       ------       -------       -------
      19.82%       (3.26)%      17.32%        (0.49)%+++    19.22%       (3.77)%      16.65%         0.54%+++     19.22%
    -------      -------      -------       -------        ------       ------       ------       -------       -------
    $13,150      $10,819      $13,291        $   18        $3,582       $2,636       $3,633        $  149       $90,887
       1.05%        0.96%        0.70%         0.40%+        1.55%        1.49%        1.30%         1.00%+        1.55%
       6.78%        7.09%        6.87%         7.61%+        6.28%        6.56%        6.27%         7.01%+        6.28%
         96%         144%          86%           46%           96%         144%          86%           46%           96%
       1.18%        1.17%        1.10%         1.00%+        1.68%        1.70%        1.70%         1.60%+        1.68%
    $  0.70      $  0.70      $  0.70        $ 0.01        $ 0.65       $ 0.65       $ 0.64        $ 0.03       $  0.65


        YEAR         PERIOD
       ENDED         ENDED
      11/30/94#    11/30/93#*
----------------------------
      $ 10.88       $  10.59
      -------        -------
         0.67           0.30
        (1.06)          0.29
      -------        -------
        (0.39)          0.59
        (0.67)         (0.30)
        (0.00)(a)        --
        (0.15)           --
      -------        -------
        (0.82)         (0.30)
      -------        -------
      $  9.67       $  10.88
      -------        -------
        (3.77)%         5.58%
      -------        -------
      $55,058       $ 24,630
         1.49%          1.30%+
         6.56%          6.27%+
          144%            86%
         1.70%          1.70%+
      $  0.65       $   0.27

                                                                                                                INVESTOR
                    INVESTOR A SHARES                                     INVESTOR C SHARES                     N SHARES
    -------------------------------------------------     -------------------------------------------------     --------
      YEAR         YEAR         YEAR         PERIOD         YEAR         YEAR         YEAR         PERIOD         YEAR
     ENDED        ENDED        ENDED         ENDED         ENDED        ENDED        ENDED         ENDED         ENDED
    11/30/95     11/30/94     11/30/93     11/30/92**     11/30/95     11/30/94     11/30/93     11/30/92**     11/30/95
------------------------------------------------------------------------------------------------------------------------
    $  9.32      $ 10.55      $  9.94        $ 9.99        $ 9.32       $10.55       $ 9.94        $ 9.97       $  9.32
     ------        -----       ------         -----        ------       ------       ------        ------        ------
       0.57         0.51         0.54          0.01          0.54         0.47         0.48          0.02          0.53
       0.90        (0.89)        0.62         (0.06)         0.90        (0.89)        0.62         (0.04)         0.90
     ------        -----       ------         -----        ------       ------       ------        ------        ------
       1.47        (0.38)        1.16         (0.05)         1.44        (0.42)        1.10         (0.02)         1.43
      (0.57)       (0.49)       (0.54)          --          (0.54)       (0.45)       (0.48)        (0.01)        (0.53)
         --        (0.02)         --            --             --        (0.02)          --            --            --
         --        (0.34)       (0.01)          --             --        (0.34)       (0.01)           --            --
     ------        -----       ------         -----        ------       ------       ------        ------        ------
      (0.57)       (0.85)       (0.55)          --          (0.54)       (0.81)       (0.49)        (0.01)        (0.53)
     ------        -----       ------         -----        ------       ------       ------        ------        ------
    $ 10.22      $  9.32      $ 10.55        $ 9.94        $10.22       $ 9.32       $10.55        $ 9.94       $ 10.22
    -------      -------       ------       -------        ------       ------       ------       -------       -------
      16.22%       (3.76)%      11.88%        (0.49)%+++    15.87%       (4.14)%      11.20%        (0.22)%+++    15.70%
    -------      -------      -------       -------        ------       ------       ------       -------       -------
    $ 6,662      $   967      $ 1,138        $  113        $  227       $   41       $   65        $   84       $ 2,578
       0.91%        0.86%        0.76%         0.40%+        1.21%        1.43%        1.36%         1.03%+        1.36%
       5.85%        5.25%        5.25%         6.00%+        5.55%        4.68%        4.65%         5.40%+        5.40%
        228%         307%         161%           12%          228%         307%         161%           12%          228%
       1.01%        0.94%        0.92%         1.00%+        1.31%        1.51%        1.52%         1.63%+        1.46%
    $  0.56      $  0.50      $  0.53        $ 0.01        $ 0.53       $ 0.46       $ 0.47        $ 0.02       $  0.52


        YEAR         PERIOD
       ENDED         ENDED
      11/30/94     11/30/93**
-------------------------------
      $ 10.55        $  10.39
       ------          ------
         0.47            0.21
        (0.89)           0.17
       ------          ------
        (0.42)           0.38
        (0.45)          (0.21)
        (0.02)            --
        (0.34)          (0.01)
       ------          ------
        (0.81)          (0.22)
       ------          ------
      $  9.32        $  10.55
      -------         -------
        (4.21)%          3.64%
      -------         -------
      $ 2,145        $  1,620
         1.33%           1.26%+
         4.78%           4.75%+
          307%            161%
         1.41%           1.42%+
      $  0.46        $   0.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES.

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offers thirty-one separate portfolios. Information presented in these financial statements pertains only to the following funds: Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund (collectively, the "Funds"). The financial statements for the remaining funds are presented under separate covers. The Funds currently offer four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares. The Board of Trustees has authorized the issuance of Trust B Shares for all Funds. As of November 30, 1995, no Trust B Shares have been issued. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities which are traded on a recognized stock exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter bid prices or if no sale occurred on such day at the mean of the current bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Unless permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with the investment adviser, the distributor or any of their affiliates. The Funds' investment adviser, acting under the supervision of the Board of Trustees, monitors the value of the collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Dollar Roll Transactions: Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. Dollar roll transactions consist of the sale by the Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. This fee is accrued as income over the life of the dollar roll contract. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Option Contracts: The Funds may engage in options contracts for hedging the value of a Fund's portfolio and in an effort to increase current income. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The Funds may write put and call options on portfolio securities. When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current value of the written option. When a written option expires unexercised, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund may forego the opportunity of profit, or incur a loss, if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

Futures Contracts: Certain of the Funds may engage in futures contracts for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day. The Fund recognizes a realized gain or loss when the contract is closed equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of market discounts and premiums on investments, is earned from settlement date and is recorded on the accrual basis. Amortization of discounts and premiums on stripped mortgage-backed securities, zero coupon bonds, original issue discount bonds and step-up bonds is accounted for using the effective yield method. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated repayments of principal, a Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities is unusually volatile in response to changes in interest rates.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends daily from net investment income and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually after the fiscal year in which earned. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Trustees in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

Reclassifications are made to each Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations.

Reclassifications for the year ended November 30, 1995, were as follows:

                                                                      INCREASE/(DECREASE)         DECREASE
                                                      INCREASE        UNDISTRIBUTED NET       ACCUMULATED NET
                                                   PAID-IN CAPITAL    INVESTMENT INCOME     REALIZED GAIN/(LOSS)
                                                     --------------------------------------------------------
    Short-Intermediate Government Fund...........    $ 2,186,162          $  259,797            $ (2,445,959)
    Diversified Income Fund......................             --               1,148                  (1,148)
    Strategic Income Fund........................        352,230             (64,738)               (287,492)

Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Expenses: General expenses of the Trust are allocated to the Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Trust has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to the Funds.

Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee from each Fund equal to 0.60%, on an annualized basis, of the average daily net assets of each Fund.

Stephens Inc. ("Stephens") serves as the Trust's administrator pursuant to an Administration Agreement. First Data Investor Services Group, Inc., formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Trust's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and the co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of average daily net assets of the Trust and the investment portfolios of Nations Fund, Inc. and Nations Fund Portfolios, Inc. (other registered open-end investment companies that are part of the Nations Fund Family) on a combined basis.

For the year ended November 30, 1995, Stephens earned $817,631 (after fee waivers) from the Funds for its services.

The investment adviser, administrator and co-administrator may, from time to time, reduce their fees payable by each Fund (either voluntarily or pursuant to applicable state limitations). For the year ended November 30, 1995, the investment adviser, administrator and/or co-administrator voluntarily waived fees as follows:

                                                                        FEES WAIVED      FEES WAIVED BY
                                                                            BY           ADMINISTRATOR/
                                                                          ADVISER       CO-ADMINISTRATOR
                                                                         -------------------------------
    Short-Intermediate Government Fund................................  $ 1,022,131         $     --
    Short-Term Income Fund............................................      564,197               --
    Diversified Income Fund...........................................      114,692           32,468
    Strategic Fixed Income Fund.......................................      631,213               --

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

No officer, director or employee of NationsBank, Stephens or First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. The Trust pays each Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

Each Fund's eligible Trustees may participate in a nonqualified deferred compensation plan and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc. The expense for the deferred compensation plan is included in the "Trustees' fees and expenses" line of the Statements of Operations.

NationsBank of Texas, N.A., acts as custodian for the Funds, and for the year ended November 30, 1995, earned $224,341 for providing such services. First Data Investor Services Group, Inc. serves as transfer agent for the Funds' shares. NationsBank of Texas, N.A. acts as the sub-transfer agent for the Trust A Shares of the Funds and for the year ended November 30, 1995 earned approximately $23,300 for providing such services.

Stephens acts as distributor of the Funds' shares. For the year ended November 30, 1995, the Funds were informed that the distributor received $47,563, representing commissions (sales charges) on sales of Investor A Shares of the Funds. For the year ended November 30, 1995, the Funds were informed that the distributor received $358,909, in contingent deferred sales charges from Investor C and Investor N Shares of the Funds. A substantial portion of these fees are paid to affiliates of NationsBank.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust has adopted a shareholder servicing and distribution plan ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds pay fees directly to the distributor. Payments by a Fund under the Investor A Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund's Investor A Shares. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of a Fund as accrued.

The Trust also has adopted a shareholder servicing plan ("Investor A Servicing Plan") for the Investor A Shares of the Short-Term Income Fund. Pursuant to the Investor A Servicing Plan, the Short-Term Income Fund may pay for shareholder services provided by institutions to shareholders of Investor A Shares of the Fund. Payments by the Short-Term Income Fund under the Investor A Servicing Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of Investor A Shares of the Fund.

The Trust also has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Investor C ("Investor C Plan") and Investor N ("Investor N Plan") Shares of each Fund. Pursuant to the Investor C Plan and the Investor N Plan, the Funds pay fees directly to the distributor. Payments under the Investor C Plan and the Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of a Fund. Fees paid pursuant to the Investor C Plan and the Investor N Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

The Trust also has adopted shareholder servicing plans with respect to Investor C ("Investor C Servicing Plan") and Investor N ("Investor N Servicing Plan") Shares of the Funds. Pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan, the Funds pay for certain shareholder support services that are provided to the owners of Investor C and Investor N Shares by the servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Investor C Servicing Plan and the Investor N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of the Fund. Fees paid pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                        FEES PAID PURSUANT TO:
                                     INVESTOR A      INVESTOR A      INVESTOR C      INVESTOR C      INVESTOR N      INVESTOR N
                                        PLAN       SERVICING PLAN       PLAN       SERVICING PLAN       PLAN       SERVICING PLAN
                                           -------------------------------------------------------------------------------
Short-Intermediate Government
  Fund............................    $ 134,526           N/A         $ 70,814         $   --         $  41,183       $ 29,417
Short-Term Income Fund............           --        $5,271           24,650             --            11,137         27,844
Diversified Income Fund...........       29,942           N/A           22,769             --           359,122        179,561
Strategic Fixed Income Fund.......        4,577           N/A              349             --             9,023          5,625

For the year ended November 30, 1995, the effective rates paid by the Funds, as a percentage of average daily net assets, under the shareholder servicing and distribution plans were as follows:

                                     INVESTOR A      INVESTOR A      INVESTOR C      INVESTOR C      INVESTOR N      INVESTOR N
                                        PLAN       SERVICING PLAN       PLAN       SERVICING PLAN       PLAN       SERVICING PLAN
                                            ------------------------------------------------------------------------------
Short-Intermediate Government
  Fund............................       0.20%            N/A           0.50%            --              0.35%           0.25%
Short-Term Income Fund............          --          0.20%           0.35%            --              0.10%           0.25%
Diversified Income Fund...........       0.25%            N/A           0.75%            --              0.50%           0.25%
Strategic Fixed Income Fund.......       0.20%            N/A           0.50%            --              0.40%           0.25%

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended November 30, 1995, was as follows:

                                                                PURCHASES                SALES
                                                              -------------------------------------
        Short-Intermediate Government Fund.................   $           --         $    5,860,297
        Short-Term Income Fund.............................      150,175,304            177,067,051
        Diversified Income Fund............................       35,072,554             15,137,881
        Strategic Fixed Income Fund........................      244,608,418            262,517,358

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended November 30, 1995, was as follows:

                                                                PURCHASES                SALES
                                                              -------------------------------------
        Short-Intermediate Government Fund.................   $1,750,359,779         $1,783,940,806
        Short-Term Income Fund.............................      261,113,547            255,766,944
        Diversified Income Fund............................      138,103,732             93,968,990
        Strategic Fixed Income Fund........................    1,243,913,807          1,202,273,541

At November 30, 1995, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes was as follows:

                                                                                            TAX
                                                                       TAX BASIS           BASIS
                                                                      UNREALIZED          UNREALIZED
                                                                      APPRECIATION        DEPRECIATION
                                                                      ----------------------------
        Short-Intermediate Government Fund.........................   $ 5,248,179         $334,635
        Short-Term Income Fund.....................................     2,768,752          133,613
        Diversified Income Fund....................................     7,447,255          651,587
        Strategic Fixed Income Fund................................    33,147,513          189,539

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended November 30, 1995, activity in written options for the Strategic Fixed Income Fund was as follows:

                                                                        NUMBER
                                                                     OF CONTRACTS           PREMIUM
                                                                     --------------------------------
        Options beginning of year.................................                        $        --
        Options written...........................................       1,434              1,253,064
        Options closed............................................      (1,434)            (1,253,064)
                                                                     ------------         -----------
        Options outstanding at November 30, 1995..................           0                      0
                                                                     ---------            -----------

Information regarding dollar roll transactions by the Funds is as follows:

                                                                                                   AVERAGE           AVERAGE
                                           MAXIMUM          AVERAGE AMOUNT                       FUND SHARES          AMOUNT
                                         OUTSTANDING          OUTSTANDING       FEE INCOME       OUTSTANDING       OUTSTANDING
                                      DURING THE PERIOD    DURING THE PERIOD      EARNED      DURING THE PERIOD     PER SHARE
                                          --------------------------------------------------------------------------------
Short-Intermediate Government
  Fund.............................      $95,044,763          $ 8,390,886        $239,291         126,736,785         $ 0.07
Diversified Income Fund............        8,670,870              189,084           7,955          11,242,930           0.02

The average amount outstanding during the period was calculated by summing the borrowings at the end of each day and dividing the sum by the number of days in the year ended November 30, 1995.

5.  SHARES OF BENEFICIAL INTEREST.

As of November 30, 1995, an unlimited number of shares without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption.

7.  LINE OF CREDIT.

The Trust and Nations Fund, Inc. participate in a $25 million line of credit provided by Mellon Bank, N.A. (the "Bank") under a Line of Credit Agreement (the "Agreement") dated March 17, 1994. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $10 million or 5% of its net assets. Interest on borrowings is payable either at the higher of the Bank's Money Market Rate or the London Interbank Offered Rate (LIBOR) plus 0.25% on an annualized basis. The Funds and the other affiliated entities are charged an aggregate commitment fee of 0.25% per annum on the amount of the line of credit. Each Fund is liable only for that portion of any commitment with respect to such Fund and shall not be liable for the portion of the commitment fee of any other fund. The Agreement requires, among other things, that each participating Fund maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 1995, there were no loans outstanding under this Agreement. During the year ended November 30, 1995, the following Funds had borrowings under this Agreement:

                                       MAXIMUM        AVERAGE                     AVERAGE       INTEREST
                                       AMOUNT         AMOUNT        AVERAGE        DEBT           RATE        INTEREST
               FUND                  OUTSTANDING    OUTSTANDING      SHARES      PER SHARE    HIGH    LOW     EXPENSE
---------------------------------------------------------------------------------------------------------------------
Strategic Fixed Income Fund.......   $ 1,200,000      $ 3,288      65,160,720    $ 0.00(a)    5.95%   5.95%    $ 198
Short-Term Income Fund............       700,000        2,192      19,444,212      0.00(a)    6.20    6.00       171
---------------
(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended November 30, 1995.

8.  CAPITAL LOSS CARRYFORWARD.

At November 30, 1995, the following Funds had available for Federal income tax purposes the following unused capital losses:

                                              LOSSES DEFERRED      LOSSES DEFERRED      LOSSES DEFERRED
                        FUND                  EXPIRING IN 2001     EXPIRING IN 2002     EXPIRING IN 2003
        ------------------------------------------------------------------------------------------------
        Short-Intermediate Government
          Fund..............................     $       --          $ 16,398,415           $     --
        Short-Term Income...................             --             7,063,183            650,652
        Diversified Income Fund.............             --               588,690                 --
        Strategic Fixed Income Fund.........      3,663,461            10,094,571                 --

In connection with the acquiring of Adjustable Rate Government Fund by Short-Intermediate Government Fund and Managed Bond Fund by Strategic Fixed Income Fund capital loss carryforward of $2,761,731 and $4,599,700 were acquired of which $2,675,296 and $936,239 have been used as of November 30, 1995, respectively.

9.  REORGANIZATION.

The Acquiring Fund acquired the assets and certain liabilities of the Acquired Fund, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation/(depreciation) included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                           SHARES         VALUE OF         TOTAL NET         TOTAL NET
                                                         ISSUED BY      SHARES ISSUED      ASSETS OF         ASSETS OF
                                                         ACQUIRING      BY ACQUIRING        ACQUIRED         ACQUIRING
  ACQUIRING FUND        ACQUIRED FUND        DATE           FUND            FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------
Short-Intermediate     Adjustable Rate
  Government Fund        Government                       9,091,328     $  37,001,707     $ 37,001,707      $493,002,053
                         Fund              08/18/1995
Strategic Fixed        Managed Bond
  Income Fund            Fund              09/22/1995    12,746,830     $ 127,527,088     $127,527,088      $671,853,768
Strategic Fixed        The Capitol
  Income Fund            Mutual Funds                     2,136,871     $  20,663,537     $ 20,663,537      $553,906,019
                         Fixed Income
                         Portfolio         04/29/1994

                       TOTAL NET        ACQUIRED
                       ACQUIRING       UNREALIZED
                      FUND AFTER      APPRECIATION/
  ACQUIRING FUND      ACQUISITION     (DEPRECIATION)
----------------------------------------------------
Short-Intermediate
  Government Fund     $530,016,851     $  (255,036)
Strategic Fixed
  Income Fund         $799,400,337     $ 4,348,554
Strategic Fixed
  Income Fund         $574,569,556     $   311,904

10.  SUBSEQUENT EVENT.

Effective January 1, 1996, NationsBanc Advisors, Inc. will become the investment advisor to the Trust. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. will become the sub-advisor to the Trust. Both NationsBanc Advisors, Inc. and TradeStreet Investment Associates, Inc. are indirect wholly-owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Trust.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund (each a Portfolio of Nations Fund Trust, hereafter referred to as the "Trust") at November 30, 1995 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 19, 1996

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   MEETING OF SHAREHOLDERS

On August 11, 1995, a Special Meeting of Shareholders of Nations Adjustable Rate Government Fund was held. The purpose of the meeting was to approve the merger of Nations Adjustable Rate Government Fund into Nations Short-Intermediate Government Fund. At the meeting 3,849,803 votes were cast in favor of the proposal, 8,438 votes were cast against the proposal and there were 47,635 abstentions.

On September 19, 1995, a Special Meeting of Shareholders of Nations Managed Bond Fund was held. The purpose of the meeting was to approve the merger of Nations Managed Bond Fund into Nations Strategic Fixed Income Fund. At the meeting 13,355,482 votes were cast in favor of the proposal, 180,414 votes were cast against the proposal and there were 15,151 abstentions.

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

This report is submitted for the general information of shareholders of Nations Fund Trust. This material must be accompanied or preceded by a Nations Fund prospectus.

[NATIONS FUND LOGO]

PO Box 34602
Charlotte, NC 28234-4602
Toll Free 1-800-982-2271
                                -------------
                                  BULK RATE
                                 U.S. POSTAGE
                                     PAID
                                  BOSTON, MA
                                  PERMIT NO.
                                    54201
                                -------------

[NATIONS FUND LOGO]




                                       A N N U A L
     NATIONS GOVERNMENT
                                       For the Year Ended November 30, 1995
      MONEY MARKET FUND
                                       R E P O R T

NATIONS TAX EXEMPT FUND

    NOT
    FDIC-                                MAY LOSE VALUE
    INSURED                              NO BANK GUARANTEE

NATIONS FUND DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUND INVESTMENT ADVISER: NATIONSBANK, N.A. ("NATIONSBANK")

NATIONS FUND TRUST

DEAR SHAREHOLDER:

We are pleased to present the annual report for Nations Fund Trust for the fiscal year ended November 30, 1995. During this period of bullish growth across many financial markets, assets of the Nations Fund family of mutual funds surpassed the $17 billion level.

Overall, 1995 marked a period that many investors will look back upon with great fondness in the years to come. It offered the potential for investors to enjoy significant returns in an environment marked by subdued volatility. As we look forward to the opportunities 1996 presents, it is appropriate to reflect upon the conclusions that can be drawn from market performance over the past twelve months.

FINANCIAL MARKETS SUMMARY

The past year produced ideal market conditions for U.S. financial assets. Historians might well cite 1995 as the definitive case study of a bull market. Indeed, four factors coincided to make 1995 memorable. The U.S. economy grew at a moderate pace. Inflation slowed more than most observers anticipated. Both the executive and legislative branches of the U.S. government embraced a commitment to reduce the federal deficit and U.S. corporations continued to produce strong profitability. As a result, those who owned financial assets enjoyed strong performance without having this performance eroded or undermined by the threats of an overheated economy, creeping inflation or unbridled federal spending.

How could U.S. corporations produce strong profits without the pricing power of inflation, the tail wind of economic strength or the catalyst of government spending? Clearly, productivity and restructuring played an important role as U.S. companies expanded margins. Moreover, profits earned abroad helped to expand earnings for many companies. And the technology sector of the economy played an important role as computers and telecommunications helped reshape many companies.

On the international front, foreign stock markets lagged behind the U.S. equity bull market. Foreign bond markets, with the exception of Japan, performed in line with the U.S. bond market, providing double digit returns for bond investors. A closer look at stock market facts actually show that foreign market returns for 1995 were in line with their 1994 returns when foreign markets outperformed the U.S. market by a sizable margin. The generally low correlation between the U.S. and foreign stock markets continues to provide opportunities for the portfolio diversification desired by many prudent investors. It is the primary reason that diversifying overseas has become an important asset allocation decision today.

The year also produced a record number of strategic mergers both domestically and internationally. In numerous industries, companies forged ties in order to build long-term profitability. Among others, Banking, Broadcasting, Basic Industry, Software and Health Care experienced strong deal activity. Unlike prior merger cycles, most of these deals were not merely the result of financial engineering.

Overall, 1995 was an important reminder regarding the value of long-term investing. As we entered 1995, investors might have been discouraged by the meager U.S. returns of the prior year. Moreover, some investors might have been tempted to take profits early in the year as the U.S. rally unfolded. The winners in 1995 appear to have been those individuals and institutions with the patience and vision for the long haul.

FINANCIAL OUTLOOK

Investors can reap significant rewards when long-term investment discipline intersects with ideal market conditions. This was the story for 1995.

But what about 1996? Must a bear market necessarily follow the bull market of 1995? Can interest rates continue to fall (and bond prices rise) and stocks continue to rally at a torrid pace? We do not think that a strong bull market necessarily must be followed by a big market sell-off. As long as the financial environment remains favorable, prices can continue to appreciate. However, we do not anticipate the pace of appreciation to be nearly as rapid or steady.

What about investing overseas? Should we expect a reversal of last year with foreign stock markets outperforming U.S. stock markets in 1996? Over the long term, there is a close correlation between real economic growth rates achieved by a country and the performance of that country's stock market. Many of the world's fastest growing economies are located in the Pacific Rim and it is here where we see some of the most exciting opportunities for 1996 and beyond. We also see opportunities in Japan, the world's largest economy and stock market outside the United States, as it recovers from its recent problems. Fundamentally, the fast growing Pacific Rim markets should outperform other world markets, while the more developed countries will be reacting to the same investment environment that exists in the United States.

While moderate economic conditions, low inflation and fiscal restraint are likely to persist in 1996, corporate profitability is likely to slow. As a result, we should not expect to see a market rally that is as broad as 1995, and we should expect to see periodic corrections in both stocks and bonds. However, even without strong earnings as an ally, the general market environment should be positive enough to provide the potential for reasonable returns for investors in the new year. Of course, it is not possible to predict market activity with any certainty.

Thank you for placing your confidence in Nations Fund. We hope the information contained in this report proves valuable as you pursue your investment goals.

Sincerely,
/s/ A. Max Walker
A. Max Walker
President and Chairman
of the Board

November 30, 1995

We are pleased to present the following general investment strategies that investors may want to consider. Specific investment decisions should always be based on an analysis of your individual financial goals, tolerance for risk, and investment timeframe.

PREPARE FOR 1996 WITH A
QUICK FINANCIAL REVIEW
--------------------------------------------------------------------------------

Nineteen hundred ninety-five was an exciting year for investors. The Dow Jones Industrial Average (DJIA) surged past the 5000 mark, breaking record after record along the way. The National Association of Securities Dealers Automated Quotations system (NASDAQ), Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500) and New York Stock Exchange (NYSE) indices also reached record levels. During this same period, falling interest rates resulted in a bond rally, driving bond prices up and bond yields down.

DO CHANGES IN MARKET CONDITIONS WARRANT CHANGES IN YOUR
INVESTMENT STRATEGY?

Not necessarily. Short-term market performance should mean very little if your investment goals are long-term in nature. For example, before leaping to take profits when the stock market reaches new highs, as a long-term investor, you should always consider why you invested in stocks in the first place.

If you're seeking long-term gains, a dramatic shift in your strategy today may lead to difficult decisions later regarding when to get back into the stock market -- something that is very difficult to time. That's why most financial advisers encourage a proactive, rather than reactive, approach to investing. A proactive approach involves careful planning, goal setting and a long-term outlook.

As you begin to put your financial affairs in order for the new year, consider the following:

HAVE YOUR INVESTMENT OBJECTIVES CHANGED?

A new job, retirement, the birth of a child or loss of a loved one are among the many lifestyle changes that can have a significant impact on your finances. Perhaps you need to establish a college fund for a child or grandchild. Or, as you're approaching retirement, you're seeking a more conservative investment strategy geared toward asset preservation. These are valid reasons to reassess your investment goals and objectives as well as how your assets are allocated among the various investment classes.

ARE YOUR INVESTMENT ASSETS PROPERLY ALLOCATED?

Maintaining a portfolio that is adequately diversified among the primary asset classes is an important investment principle. In fact, according to an independent study of 82 pension funds over a 10-year period, over 91% of an investment portfolio's return is driven by asset allocation.*

CAN YOU REDUCE YOUR TAXABLE INCOME?

An inheritance, a significant salary increase or relocating to another state can impact your tax situation. If you need to reduce the amount of your income that is subject to taxes, consider tax-exempt investments. Investing in municipal bond funds may be one effective choice because the income you earn on municipal bond funds is generally exempt from federal income taxes.** Also state-specific municipal bond funds seek income that is exempt from both federal, state and local income taxes.

---------------

 * Source: Financial Analysts Journal, May/June 1991: Determinants Of Portfolio Performance II: An Update, by Gary Brinson, Brian Singer and Gilbert Beebower.

** Income derived from municipal bond funds may be subject to state and local taxes and, for certain investors, may be subject to the federal Alternative Minimum Tax (AMT).

ARE YOUR RETIREMENT PLANS ON TRACK?

Many financial experts agree that you will need 80% of your pre-retirement income to maintain a comfortable lifestyle during your retirement years. However, the Social Security Administration reports that many Americans save only one-third of what they will need. While Social Security benefits are an important component of retirement assets, most of us realize that these benefits are not likely to be enough. Even combined with your company pension plan, you may still fall short. Greater emphasis will continue to be placed on personal investments to complete the retirement picture.

Proper asset allocation, one of the strongest drivers of portfolio return, is particularly important where retirement investments are concerned. It's important to determine if your retirement assets are properly allocated to provide the growth you need without taking on undue risk.

WHAT'S RIGHT FOR YOU?

Before making any changes in your investment strategy, take time to understand the relationship between investment risk and investment reward. Generally, the greater the potential for investment reward, such as growth from stock investments, the greater the risk. Consider whether your timeframe is adequate to compensate for potential market downturns.

In determining the level of investment risk you are comfortable with, consider the following:

- STOCKS ARE LONG-TERM INVESTMENT VEHICLES. Since stocks offer the strongest potential for growth among the asset classes, stock market investments are generally suitable for pursuing long-term investment goals. Investors pursuing short-term investment goals may wish to consider shifting assets toward investments with greater price stability.

- BOND INVESTMENTS OFFER GREATER STABILITY THAN STOCKS, BUT ARE NOT WITHOUT RISK. The types of risk a bond investor will incur include credit risk and interest-rate risk, both of which can affect a bond's price and yield. In addition, while bonds generally are not as volatile as stocks, they also do not offer the growth potential found in stock market investments. A portfolio that contains only bond investments may hurt your potential to outpace inflation over time.

- INTERNATIONAL STOCKS AND BONDS OFFER GREATER DIVERSIFICATION. Although international investing presents additional risks such as political, currency and liquidity risk, the diversification benefits can increase the potential for higher overall portfolio returns and lower portfolio risk.

- AVOID PLACING ALL OF YOUR EGGS IN ONE BASKET. Spread your investment dollars among stock, bond and money market investments to help reduce the risk and impact of principal loss should a particular investment perform poorly.

THE NATIONS FUND ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as your financial objectives or market conditions change. The Nations Fund family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBank, N.A. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

[Nations Fund Family Graph]

For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at 1-(800) 982-2271.
---------------

* The Nations Fund family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

NATIONS FUND TRUST
Nations Government Money Market Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                              MATURITY       VALUE
   AMOUNT                                 DATE        (NOTE 1)
-----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 99.1%
               FEDERAL FARM CREDIT BANK -- 8.8%
$  5,000,000   Discount note..........  12/01/95   $    5,000,000
   5,000,000   Discount note..........  12/07/95        4,995,358
   7,000,000   Discount note..........  12/21/95        6,978,339
   5,000,000   Discount note..........  01/05/96        4,972,681
   2,000,000   Discount note..........  01/25/96        1,982,981
   8,000,000   Discount note..........  02/08/96        7,917,507
   5,000,000   Discount note..........  05/30/96        4,861,485
                                                     ------------
                                                       36,708,351
                                                     ------------
               FEDERAL FARM CREDIT BANK
                 FLOATING RATE NOTES -- 12.0%
   5,000,000   5.830%+................  12/01/95+++     5,000,628
  10,000,000   5.950%+................  12/01/95+++    10,000,000
  20,000,000   5.950%+................  12/01/95+++    20,000,000
  15,000,000   5.670%+................  12/07/95+++    14,997,018
                                                     ------------
                                                       49,997,646
                                                     ------------
               FEDERAL FARM CREDIT BANK NOTE -- 1.9%
   8,000,000   5.750%.................  08/01/96        7,996,122
                                                     ------------
               FEDERAL HOME LOAN BANK -- 30.0%
   5,000,000   Discount note..........  12/04/95        4,997,662
   8,000,000   Discount note..........  12/15/95        7,982,671
   8,000,000   Discount note..........  12/18/95        7,978,580
   6,325,000   Discount note..........  12/26/95        6,300,710
   8,000,000   Discount note..........  01/04/96        7,957,689
   8,000,000   Discount note..........  01/09/96        7,951,293
   3,230,000   Discount note..........  01/17/96        3,206,385
  10,670,000   Discount note..........  01/18/96       10,592,642
   4,455,000   Discount note..........  01/23/96        4,418,796
   3,000,000   Discount note..........  01/29/96        2,972,417
   5,000,000   Discount note..........  02/01/96        4,952,122
   5,000,000   Discount note..........  02/02/96        4,951,350
   5,000,000   Discount note..........  02/13/96        4,943,164
   5,785,000   Discount note..........  02/14/96        5,717,749
   5,000,000   Discount note..........  02/15/96        4,941,100
   5,000,000   Discount note..........  02/26/96        4,933,058
   5,000,000   Discount note..........  03/01/96        4,930,233
   8,000,000   Discount note..........  03/18/96        7,869,200
   3,300,000   Discount note..........  03/25/96        3,242,759
   5,000,000   Discount note..........  04/29/96        4,886,250
  10,000,000   Discount note..........  05/03/96        9,764,723
                                                     ------------
                                                      125,490,553
                                                     ------------
               FEDERAL HOME LOAN BANK
                 FLOATING RATE NOTES -- 12.4%
  20,000,000   5.700%+................  12/01/95+++    19,995,328
  25,000,000   5.740%+................  12/01/95+++    24,996,712
   7,000,000   4.911%++...............  12/29/95+++     7,000,000
                                                     ------------
                                                       51,992,040
                                                     ------------

 PRINCIPAL                              MATURITY       VALUE
   AMOUNT                                 DATE        (NOTE 1)
-----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
               FEDERAL HOME LOAN BANK NOTES -- 16.8%
$ 10,000,000   6.010%.................  05/15/96   $    9,997,052
  10,000,000   5.705%.................  06/10/96        9,984,597
  15,000,000   6.000%.................  08/07/96       15,000,000
  15,000,000   6.000%.................  08/16/96       15,000,000
  10,000,000   6.100%.................  09/05/96       10,000,000
  10,000,000   5.870%.................  10/25/96       10,000,000
                                                     ------------
                                                       69,981,649
                                                     ------------
               STUDENT LOAN MARKETING ASSOCIATION
                 FLOATING RATE NOTES -- 15.5%
  10,000,000   5.630%+................  12/05/95+++    10,000,000
  25,000,000   5.650%+................  12/05/95+++    25,000,000
  14,800,000   5.670%+................  12/05/95+++    14,800,000
  15,000,000   5.780%+................  12/05/95+++    15,000,000
                                                     ------------
                                                       64,800,000
                                                     ------------
               TENNESSEE VALLEY AUTHORITY -- 1.7%
   7,000,000   Discount note..........  02/01/96        6,933,093
                                                     ------------
               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
               (Cost $413,899,454)....                413,899,454
                                                     ------------
   SHARES
-----------
MONEY MARKET FUND -- 1.0% (Cost $4,290,000)
   4,290,000   Dreyfus Treasury Prime
                 Cash Management
                 Fund.................                  4,290,000
                                                     ------------
TOTAL INVESTMENTS
  (Cost $418,189,454*)................   100.1%       418,189,454
OTHER ASSETS AND
  LIABILITIES (NET)...................   (0.1)           (502,064)
                                          ----     --------------
NET ASSETS............................   100.0%    $  417,687,390
                                          ----       ------------

---------------

 * Aggregate cost for Federal tax purposes.

 + Variable rate security. The interest rate shown reflects the rate in effect at November 30, 1995.

++ Variable rate security. Interest rate shown is tied to the Cost of Funds
   Index and resets on a delayed basis.

+++ Reset date. Interest rates reset either daily, weekly or monthly.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 99.1%
              ALABAMA -- 3.7%
$ 6,500,000   Alabama (State of), Housing
                Finance Authority, Multi-family
                Housing, (Ski Lodge III),
                Series A, AmSouth Bank N.A.,
                Birmingham LOC,
                3.700% 03/01/15+...............   $    6,500,000
  1,725,000   Birmingham, Alabama, Industrial
                Development Board, (Avondale --
                Phase III), AmSouth Bank N.A.,
                Birmingham LOC,
                4.100% 06/01/00+...............        1,725,000
  6,400,000   Birmingham, Alabama, Medical
                Clinic Board Revenue,
                (University of Alabama Health
                Services), Morgan Guaranty
                Trust Company, New York LOC,
                3.900% 12/01/26++..............        6,400,000
  1,300,000   Fort Payne, Alabama, Industrial
                Development Board, Industrial
                Development Revenue, (Brookwood
                Expansion Project), AmSouth
                Bank N.A., Birmingham LOC,
                3.950% 12/01/97+...............        1,300,000
  4,005,000   Gadsden, Alabama, Industrial
                Development Board, Industrial
                Development Revenue, (Keystone
                Foods Corporation), AMT, Bank
                of Scotland LOC,
                4.000% 05/01/04+...............        4,005,000
  5,000,000   Irondale, Alabama, Industrial
                Development Board, (Commerce
                Square Project), AMT, AmSouth
                Bank N.A., Birmingham LOC,
                4.000% 04/01/96+...............        5,000,000
  2,100,000   McIntosh, Alabama, Industrial
                Development Board, Solid Waste
                Disposal Revenue, (Ciba-Geigy
                Corporation Project), AMT,
                Union Bank of Switzerland LOC,
                3.800% 07/01/04+...............        2,100,000
  4,000,000   Mobile, Alabama, Industrial
                Development Board, (IB
                Chemical), Industrial Bank of
                Japan LOC,
                4.000% 12/01/97+...............        4,000,000
  2,130,000   Montgomery, Alabama, Industrial
                Development Board, (Industrial
                Partners Project), Wachovia
                Bank of Georgia LOC,
                3.700% 01/01/07+...............        2,130,000
  7,000,000   Montgomery, Alabama, Special Care
                Facilities Finance Authority,
                (Baptist Medical Center),
                Series A, AmSouth Bank N.A.,
                Birmingham LOC,
                3.650% 08/01/20+...............        7,000,000
 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              ALABAMA -- (CONTINUED)
$ 2,650,000   Phenix City, Alabama, Industrial
                Development Board, (Georgia
                Kraft Project), Canadian
                Imperial Bank of Commerce LOC,
                3.900% 12/01/15++..............       $2,650,000
                                                  --------------
                                                      42,810,000
                                                  --------------
              ALASKA -- 0.4%
  5,000,000   Valdez, Alaska, Marine Term
                Revenue, (Arco Transportation
                Project), Series B, (Atlantic
                Richfield Guaranteed),
                3.750% 05/01/31+...............        5,000,000
                                                  --------------
              ARIZONA -- 2.6%
              Apache (County of), Arizona,
                Industrial Development
                Authority, PCR, (Tucson
                Electric Power):
  5,500,000     Series 83A, Barclays Bank LOC,
                3.650% 12/15/18+...............        5,500,000
 10,000,000     Series A, Chemical Bank LOC,
                3.650% 06/15/20+...............       10,000,000
  4,200,000   Maricopa (County of), Arizona,
                Industrial Development
                Authority, Multi-family Housing
                Revenue, (Privado Park
                Apartments Project), Series A,
                AMT, Bank One, Phoenix LOC,
                3.850% 06/01/34+...............        4,200,000
  1,000,000   Pinal (County of), Arizona,
                Industrial Development
                Authority, PCR, (Magma Copper
                Company Project), Banque
                Nationale
                de Paris LOC,
                3.700% 12/01/11+...............        1,000,000
 10,000,000   Salt River, Arizona, Agriculture
                Improvement and Development
                District, (SBPA, (Union Bank of
                Switzerland)),
                3.850% 12/15/95#...............       10,000,000
                                                  --------------
                                                      30,700,000
                                                  --------------
              ARKANSAS -- 0.5%
  6,300,000   Little Rock, Arkansas,
                Metrocenter Improvement
                District No. 1 Revenue, (Little
                Rock Newspaper Inc.), Bank of
                New York LOC,
                3.900% 12/01/25++..............        6,300,000
                                                  --------------
              CALIFORNIA -- 4.4%
  5,000,000   Contra Costa (County of),
                California, Tax and Revenue
                Anticipation Notes, GO,
                4.500% 07/03/96................        5,024,069
  5,000,000   Kern (County of), California, Tax
                and Revenue Anticipation Notes,
                4.500% 07/02/96................        5,016,299
  6,000,000   Los Angeles, California, Regional
                Airports, (Los Angeles
                International Airport), Societe
                Generale LOC,
                3.850% 12/01/25++..............        6,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              CALIFORNIA -- (CONTINUED)
$ 7,500,000   Los Angeles, California, Unified
                School District, Tax and
                Revenue Anticipation Notes,
                4.500% 07/03/96................   $    7,533,978
  4,700,000   Orange (County of), California,
                Tax and Revenue Anticipation
                Notes, Series A,
                4.500% 06/30/96................        4,700,000
  5,000,000   San Bernardino (County of),
                California, Tax and Revenue
                Anticipation Notes, Toronto
                Dominion Bank and Bank of Nova
                Scotia LOC,
                4.500% 07/05/96................        5,015,679
 10,000,000   San Diego, California, Tax
                Anticipation Notes, Series A,
                4.750% 07/03/96................       10,048,016
  3,400,000   San Luis Obispo (County of),
                California, Tax and Revenue
                Anticipation Notes,
                4.750% 06/27/96................        3,414,949
  5,000,000   Tuolumne (County of), California,
                Board of Education, Tax and
                Revenue Anticipation Notes, GO,
                4.500% 06/28/96................        5,015,180
                                                  --------------
                                                      51,768,170
                                                  --------------
              COLORADO -- 1.7%
  3,000,000   Colorado (State of), Housing
                Finance Authority, Multi-family
                Housing Revenue, (Central Park
                Convention Center), Chemical
                Bank LOC,
                3.750% 05/01/97+...............        3,000,000
              Denver (City & County of),
                Colorado, Airport Revenue, AMT:
  3,500,000     Series F, Bank of Montreal LOC,
                4.050% 11/15/25+...............        3,500,000
  5,000,000     Series G, Credit Locale de
                France LOC,
                4.050% 11/15/25+...............        5,000,000
  2,205,000   El Paso (County of), Colorado,
                Multi-family Housing Revenue,
                (Briarglen Apartments Project),
                General Electric Capital
                Corporation LOC,
                3.700% 12/01/24+...............        2,205,000
  1,200,000   Larimar (County of), Colorado,
                Industrial Development Revenue,
                (Ultimate Support Systems
                Project), Series A, Bank One,
                Denver N.A. LOC,
                3.750% 06/01/10+...............        1,200,000
  3,100,000   Northglenn, Colorado, Industrial
                Development Revenue, (Castle
                Gardens Retirement), Swiss Bank
                LOC,
                3.650% 01/01/09+...............        3,100,000

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              COLORADO -- (CONTINUED)
$ 2,300,000   Pitkin (County of), Colorado,
                Industrial Development Revenue,
                (Aspen Skiing Company Project),
                Series A, First National Bank
                of Chicago LOC,
                3.850% 04/01/16++..............   $    2,300,000
                                                  --------------
                                                      20,305,000
                                                  --------------
              CONNECTICUT -- 0.3%
  3,000,000   Connecticut (State of), Economic
                Recovery Notes, Series B,
                (SBPA, (Canadian Imperial Bank
                of Commerce; National
                Westminster Bank Plc; and
                Industrial Bank of Japan)),
                4.000% 06/01/96+...............        3,000,000
                                                  --------------
              DELAWARE -- 2.1%
 24,000,000   Delaware (State of), Educational
                Development Authority Revenue,
                Hospital Billing, Series C,
                (MBIA Insured), (SBPA, (Morgan
                Stanley Group, Inc.)),
                3.750% 12/01/15+...............       24,000,000
                                                  --------------
              DISTRICT OF COLUMBIA -- 0.3%
  2,900,000   District of Columbia, Hospital
                Revenue, (Columbia Women's
                Hospital), Series A, Mitsubishi
                Bank Ltd. LOC,
                3.900% 07/01/20+...............        2,900,000
                                                  --------------
              FLORIDA -- 6.9%
  1,000,000   Alachua (County of), Florida,
                Health Facilities Finance
                Authority Revenue, (Retirement
                Village), Kredietbank N.V. LOC,
                3.600% 01/01/21+...............        1,000,000
 10,810,000   Broward (County of), Florida,
                Housing Finance Authority,
                Multi-family Housing Revenue,
                (Fishermans Project), AMT,
                Continental Casualty Surety
                Bond,
                3.800% 11/01/07+...............       10,810,000
  3,000,000   Clay (County of), Florida,
                Industrial Development
                Authority, (Carlisle
                Corporation Project), AMT,
                Trust Company Bank LOC,
                3.900% 08/01/04+...............        3,000,000
              Dade (County of), Florida,
                Industrial Development
                Authority:
  2,300,000   (Dolphins Stadium Project),
                Series C, Citibank LOC,
                4.000% 01/01/16+...............        2,300,000
  3,000,000   (Phase II Furniture Corporation
                Project), AMT, Sun Bank N.A.
                LOC,
                3.900% 11/01/14+...............        3,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              FLORIDA -- (CONTINUED)
$ 7,200,000   Dade (County of), Florida, Solid
                Waste Industrial Development
                Revenue, (Montenay-Dade Ltd.
                Project), Series A, AMT, Banque
                Paribas LOC,
                3.850% 12/01/13+...............   $    7,200,000
              Florida (State of), Housing
                Finance Agency, Multi-family
                Housing Revenue:
  2,400,000   (Clear Lake Project), Series D,
                Continental Casualty Surety
                Bond,
                3.800% 01/01/34+...............        2,400,000
  5,000,000   (Lakeside Project), Series B,
                Bankers Trust Company LOC,
                3.775% 08/01/06+...............        5,000,000
  2,000,000   Hillsborough (County of),
                Florida, Industrial Development
                Authority, Industrial
                Development Revenue, (Seaboard
                Tampa Project), Barclays Bank
                Plc LOC,
                3.700% 12/01/16+...............        2,000,000
  6,705,000   Jacksonville, Florida, Electric
                Authority, Series SGA 17,
                (SBPA, (Societe Generale)),
                3.750% 10/01/20+...............        6,705,000
  4,515,000   Jacksonville, Florida, Housing
                Finance Authority Revenue,
                (River Garden Project), Banque
                Paribas LOC,
                4.000% 02/01/18++..............        4,515,000
  2,600,000   Key West, Florida, Community
                Redevelopment Agency Revenue,
                (Pier House Joint Venture), PNC
                Bank, Ohio LOC,
                3.950% 01/01/98+...............        2,600,000
 10,385,000   Orange (County of), Florida,
                Health Facilities Authority
                Revenue, (SHCC Services Inc.
                Project), Sun Bank N.A. LOC,
                3.650% 12/01/23+...............       10,385,000
  3,500,000   St. Lucie (County of), Florida,
                Industrial Development
                Authority, (Florida
                Convalescent Centers Project),
                Series A, Toronto Dominion Bank
                LOC,
                3.800% 01/01/11+++.............        3,500,000
              St. Lucie (County of), Florida,
                PCR, (Florida Power and Light
                Company):
  8,025,000     4.050% 12/15/95#...............        8,025,000
  5,000,000     4.050% 12/15/95#...............        5,000,000
  2,800,000   Volusia (County of), Florida,
                Industrial Development
                Authority, Water and Sewer
                Revenue, (Southern States
                Utilities Project), AMT, Sun
                Bank N.A. LOC,
                3.900% 06/01/14+...............        2,800,000
                                                  --------------
                                                      80,240,000
                                                  --------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              GEORGIA -- 6.2%
$10,000,000   Albany-Dougherty, Georgia,
                Payroll Development Authority,
                PCR, (Philip Morris Companies
                Inc. Project),
                3.750% 10/01/05+...............   $   10,000,000
              Clayton (County of), Georgia,
                Housing Authority, Multi-family
                Housing Revenue:
  3,615,000   (Chateau Forest Apartments
                Project), Series E, Barclays
                Bank Plc LOC,
                3.600% 01/01/21+...............        3,615,000
  1,820,000   (Rolling Hills Apartments
                Project), AmSouth Bank N.A.,
                Birmingham LOC,
                3.950% 06/15/17+...............        1,820,000
  3,900,000   Cobb (County of), Georgia,
                Residential Care Facilities for
                the Elderly Authority, (North
                Georgia Presbyterian Homes,
                Inc. Project), Trust Company
                Bank LOC,
                3.750% 08/01/18+...............        3,900,000
  4,800,000   College Park, Georgia, Industrial
                Development Authority,
                Industrial Development Revenue,
                (Marriott Corporation Project),
                Bank of Nova Scotia LOC,
                4.000% 08/01/15++..............        4,800,000
  3,000,000   Columbia (County of), Georgia,
                Residential Care Facilities for
                the Elderly Authority, (Augusta
                Residential Center on Aging),
                Trust Company Bank LOC,
                3.750% 01/01/21+...............        3,000,000
  2,250,000   Columbus, Georgia, Housing
                Authority, Multi-family Housing
                Revenue, (Quail Ridge Project),
                Columbus Bank & Trust Company
                LOC,
                4.050% 02/01/05+...............        2,250,000
  3,940,000   Columbus, Georgia, Industrial
                Development Revenue, (Parisian
                Inc. Project), Columbus Bank &
                Trust Company LOC,
                4.050% 04/01/07+...............        3,940,000
  5,000,000   Dekalb (County of), Georgia,
                Housing Authority, Multi-family
                Housing Revenue, (Terrace Club
                Project), Series B, South Trust
                Bank LOC,
                3.950% 11/01/15+...............        5,000,000
  3,890,000   Georgia (State of), GO, Series A,
                5.850% 03/01/96................        3,903,057
  3,800,000   Glynn-Brunswick Memorial Hospital
                Authority, Georgia, Revenue
                Anticipation Certificates,
                (Georgia Regional Project),
                Series A, Trust Company Bank
                LOC,
                3.750% 08/01/09+...............        3,800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              GEORGIA -- (CONTINUED)
$ 3,600,000   Greene (County of), Georgia,
                Industrial Development
                Authority Revenue,
                (Chipman-Union Inc. Project),
                Series A, AMT, Trust Company
                Bank LOC,
                3.900% 03/01/05+...............   $    3,600,000
  1,800,000   Hapeville, Georgia, Industrial
                Development Authority Revenue,
                (Hapeville Hotel Ltd. Project),
                Swiss Bank LOC,
                3.900% 11/01/15++..............        1,800,000
  3,000,000   Henry (County of), Georgia,
                Development Authority Revenue,
                (Georgia Pacific Corporation
                Project), Trust Company
                Bank LOC,
                3.750% 05/01/04+...............        3,000,000
  1,810,000   Macon-Bibb (County of), Georgia,
                Hospital Authority Revenue,
                (Medical Center of Central
                Georgia), Trust Company
                Bank LOC,
                3.750% 04/01/07+...............        1,810,000
  1,900,000   Savannah, Georgia, Multi-family
                Housing Authority Revenue,
                (Somerset Place Project),
                AmSouth Bank N.A.,
                Birmingham LOC,
                3.700% 10/01/13+...............        1,900,000
  5,000,000   Smyrna, Georgia, Multi-family
                Housing Authority Revenue,
                (Post VY Project), (FNMA
                Insured),
                3.650% 06/01/25+...............        5,000,000
  4,000,000   Tallapoosa, Georgia, Development
                Authority Revenue, (U.S. Canada
                Company Project), Harris Trust
                & Savings Bank LOC,
                3.700% 02/01/15+...............        4,000,000
  5,000,000   Thomaston-Upson (County of),
                Georgia, Industrial Development
                Revenue, (Quad/Thomaston
                Project), First Union National
                Bank, Charlotte LOC,
                3.750% 04/01/00+...............        5,000,000
                                                  --------------
                                                      72,138,057
                                                  --------------
              IDAHO -- 1.7%
 20,000,000   Idaho Health Facilities
                Authority, Holy Cross Health
                Systems Corporation Revenue,
                3.700% 12/01/23+...............       20,000,000
                                                  --------------
              ILLINOIS -- 6.2%
  3,765,000   Chicago, Illinois, GO, Series
                1985, Sanwa Bank Ltd. LOC,
                4.150% 01/01/10+...............        3,765,000
  2,000,000   Chicago, Illinois, O'Hare
                International Airport,
                (American Airlines Project),
                Series B, Westdeutsche
                Landesbank LOC,
                3.800% 12/01/17++..............        2,000,000

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              ILLINOIS -- (CONTINUED)
$ 2,200,000   Illinois (State of), Development
                Finance Authority, Economic
                Development Revenue, (Addison
                450 LP Project), American
                National Bank & Trust Company
                LOC,
                3.800% 12/01/09+...............   $    2,200,000
              Illinois (State of), Development
                Finance Authority, Industrial
                Development Revenue:
  2,000,000   (MTI Project), AMT, Industrial
                Bank of Japan, NY LOC,
                4.025% 01/01/09+...............        2,000,000
  1,700,000   (Quality Screw & Nut Company
                Project), First National Bank
                of Chicago LOC,
                3.900% 05/01/15+...............        1,700,000
  1,500,000   Illinois (State of), Development
                Finance Authority, (L. Karp &
                Sons Inc.),
                4.200% 09/01/05+...............        1,500,000
  9,300,000   Illinois (State of), Development
                Finance Authority, PCR,
                (Illinois Power Company
                Project), Series B, AMT,
                Mitsubishi Bank Ltd. LOC,
                4.000% 03/01/17+...............        9,300,000
              Illinois (State of), Educational
                Facilities Revenue:
  4,980,000   (Art Institute), Mitsubishi Bank
                Ltd. LOC,
                4.000% 03/01/27+...............        4,980,000
  3,700,000   (Illinois Institute of
                Technology), Series A, Harris
                Trust & Savings Bank; Northern
                Trust Company; and National
                Bank of Detroit LOC,
                3.700% 09/01/25+...............        3,700,000
              Illinois (State of), Health
                Facilities Authority Revenue:
              (Evanston Hospital Corporation
                Project), Series B:
  5,000,000     4.650% 02/15/96#...............        5,000,000
  5,000,000     4.000% 05/15/96................        5,000,000
  6,700,000   (The Streeterville Corporation
                Project), First National Bank
                of Chicago LOC,
                3.750% 08/15/24+...............        6,700,000
              (Victory Health Project), Series
                C, First National Bank of
                Chicago LOC:
  8,200,000     3.800% 02/08/96#...............        8,200,000
  5,000,000     3.800% 02/08/96................        5,000,000
  5,500,000   Illinois (State of), Toll Highway
                Authority, Toll Highway
                Priority Revenue, Series B,
                Societe Generale LOC,
                3.650% 01/01/10+...............        5,500,000
  4,500,000   Kane (County of), Illinois,
                Revenue Bonds, (Glenwood School
                For Boys), Harris Trust &
                Savings Bank, Illinois LOC,
                3.750% 02/01/28+...............        4,500,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              ILLINOIS -- (CONTINUED)
$ 1,900,000   Southwestern Illinois Development
                Authority, Industrial
                Development Revenue, (Robinson
                Steel Company Inc. Project),
                American National Bank & Trust
                Company LOC,
                3.800% 12/01/06+...............   $    1,900,000
                                                  --------------
                                                      72,945,000
                                                  --------------
              INDIANA -- 7.0%
  1,345,000   Greenfield Industries, Indiana,
                Economic Development Revenue,
                (Health Quest Corporation),
                AMT, Bank One LOC,
                3.750% 09/01/05+...............        1,345,000
 38,000,000   Indiana (State of), Bond Bank,
                Advance Funding Program,
                Promissory Notes, Series A-3,
                4.061% 01/10/96+...............       38,000,000
              Indiana (State of), Development
                Finance Authority, Economic
                Development Revenue:
  2,400,000   (Fischer Enterprises Ltd.
                Project), PNC Bank LOC,
                4.000% 11/01/01+...............        2,400,000
  2,600,000   (Walker-Williams Lumber),
                Columbus Bank & Trust
                Company LOC,
                4.050% 01/01/09+...............        2,600,000
  8,490,000   Indiana (State of), Municipal
                Power Agency, Series A,
                Pre-refunded at 103%,
                9.200% 01/01/96................        8,777,446
  3,000,000   Indianapolis, Indiana, Economic
                Development Revenue, (Art
                Center of Indianapolis
                Project), Bank One LOC,
                3.750% 02/01/98+...............        3,000,000
              Jasper (County of), Indiana, PCR,
                (Northern Indiana Public
                Service), Barclays Bank Plc
                LOC:
  3,200,000     Series A,
                3.700% 12/19/95#...............        3,200,000
  9,000,000     Series B,
                3.800% 12/07/95#...............        9,000,000
 12,000,000     Series C,
                3.700% 12/19/95#................       12,000,000
  1,800,000   Logansport, Indiana, Economic
                Development Authority, (Elco
                Indiana Inc. Project), AMT, NBD
                Bank N.A. LOC,
                4.000% 10/01/03+...............        1,800,000
                                                  --------------
                                                      82,122,446
                                                  --------------
              IOWA -- 1.5%
  7,500,000   Iowa (State of), Corporation
                Warrant Certificates, Series A,
                (CAPGTY Insured-State Aid
                Withholding), (SBPA,
                (Bayerische Landesbank)),
                4.750% 06/28/96#...............        7,537,266

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              IOWA -- (CONTINUED)
$ 4,700,000   Iowa (State of), Finance
                Authority, Solid Waste Disposal
                Revenue, (Cedar River Paper
                Company), Series A,
                3.800% 07/01/23++..............   $    4,700,000
  5,000,000   Iowa (State of), Student Loan
                Liquidity Corporation, Series
                A, AMT, (AMBAC Guaranteed),
                (SBPA, (Norwest Corporation)),
                3.800% 12/01/13+...............        5,000,000
                                                  --------------
                                                      17,237,266
                                                  --------------
              KANSAS -- 1.1%
 12,450,000   Olathe, Kansas, Educational
                Facilities Revenue, (Kansas
                Independent College
                Association), Series A, Marine
                Midland Bank and Hong Kong and
                Shanghai Banking Corporation
                LOC,
                3.800% 07/01/24+...............       12,450,000
                                                  --------------
              KENTUCKY -- 2.0%
  2,200,000   Hopkinsville, Kentucky,
                Industrial Building Revenue,
                (Brazeway Inc. Project), AMT,
                National Bank of Detroit LOC,
                3.900% 06/01/04+...............        2,200,000
  1,296,000   Jefferson (County of), Kentucky,
                Hospital Revenue, (Belknap Inc.
                Project), Chemical Bank LOC,
                3.800% 12/01/14+++.............        1,296,000
  1,300,000   Jeffersontown, Kentucky,
                Industrial Building Revenue,
                (Ragu Foods), AMT, PNC Bank,
                Kentucky LOC,
                4.000% 04/01/20+...............        1,300,000
              Kentucky League of Cities,
                Revenue Anticipation Notes,
                Bank One, Kentucky LOC:
  1,380,000     (Leitchfield), Series A,
                3.750% 03/01/97+...............        1,380,000
  6,200,000     (Madisonville), Series B,
                3.750% 03/01/97+...............        6,200,000
  3,500,000   Lebanon, Kentucky, Industrial
                Development Revenue, (Wallace
                Computer Services Inc.), AMT,
                Wachovia Bank of Georgia LOC,
                3.900% 06/01/19+...............        3,500,000
  4,525,000   Lexington-Fayette, Kentucky,
                Psychiatric Hospital Revenue,
                (Charter Ridge Hospital
                Project), Bankers Trust Company
                LOC,
                3.900% 03/01/05+...............        4,525,000
  3,200,000   Louisville, Kentucky, Airport
                Lease Revenue, Series B,
                National City Bank LOC,
                3.700% 02/01/19+...............        3,200,000
                                                  --------------
                                                      23,601,000
                                                  --------------
              LOUISIANA -- 3.2%
  5,100,000   Ascension Parish, Louisiana, PCR,
                (Borden Inc. Project), Credit
                Suisse LOC,
                3.600% 12/01/09+...............        5,100,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              LOUISIANA -- (CONTINUED)
$ 3,000,000   Jefferson Parish, Louisiana,
                Hospital Service District No.
                2, Hospital Revenue, (FGIC
                Guaranteed), (SBPA, (FGIC)),
                3.600% 12/01/15+...............   $    3,000,000
  4,000,000   Louisiana (State of), Offshore
                Term Authority, Deepwater Port
                Revenue, Union Bank of
                Switzerland LOC,
                3.800% 09/01/08+...............        4,000,000
 20,225,000   Louisiana (State of), Public
                Facilities Authority, PCR,
                (Ciba-Geigy Corporation
                Project), Swiss Bank LOC
                3.700% 12/01/04+...............       20,225,000
  5,000,000   New Orleans, Louisiana, Aviation
                Board, (Passenger Facilities
                Charge Projects), AMT, Canadian
                Imperial Bank of Commerce and
                Banque Paribas LOC,
                3.950% 12/01/19+...............        5,000,000
                                                  --------------
                                                      37,325,000
                                                  --------------
              MAINE -- 1.5%
 17,250,000   Maine (State of), Solid Waste
                Resources Recovery Revenue,
                Series K, Marine Midland Bank
                and Hong Kong and Shanghai
                Banking Corporation LOC,
                3.800% 07/01/12+...............       17,250,000
                                                  --------------
              MARYLAND -- 2.0%
  6,600,000   Baltimore (City of), Maryland,
                Economic Development Authority
                Revenue, (Blue Circle Inc.
                Project), Den Danske Bank LOC,
                3.800% 12/01/17+...............        6,600,000
  3,300,000   Baltimore (City of), Maryland,
                Port Facilities Authority,
                (Occidental Petroleum Company),
                National Westminster Bank Plc
                LOC,
                3.750% 10/14/11+++.............        3,300,000
  2,300,000   Maryland (State of), Industrial
                Development Finance Authority,
                (Rock-Tennessee Converting
                Company), AMT, Trust Company
                Bank LOC,
                3.900% 05/01/06+...............        2,300,000
  9,600,000   Northeast Maryland Waste Disposal
                Authority, Resource Recovery
                Revenue, (Hartford County
                Residential), (AMBAC Insured),
                (SBPA, (Credit Locale de
                France)),
                3.600% 01/01/08+...............        9,600,000
  2,000,000   Prince Georges (County of),
                Maryland, Housing Authority
                Mortgage Revenue,
                (Laurel-Oxford Project),
                Bankers Trust Company LOC,
                3.775% 10/01/07+...............        2,000,000
                                                  --------------
                                                      23,800,000
                                                  --------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              MASSACHUSETTS -- 0.5%
              Massachusetts (Commonwealth of),
                Industrial Finance Authority,
                Industrial Development Revenue,
                AMT:
$ 2,000,000   (Barker Steel Company), State
                Street Bank & Trust Company
                LOC,
                4.250% 11/01/15+...............   $    2,000,000
  4,000,000   (Sundstrand Corporation Project),
                Union Bank of Switzerland LOC,
                3.850% 05/01/32+...............        4,000,000
                                                  --------------
                                                       6,000,000
                                                  --------------
              MICHIGAN -- 0.9%
  2,000,000   Jackson (County of), Michigan,
                Economic Development
                Corporation, Economic
                Development Revenue, (Sealed
                Power Corporation), National
                Bank of Detroit LOC,
                3.850% 10/01/19+...............        2,000,000
  3,425,000   Jackson (County of), Michigan,
                Economic Development
                Corporation, Industrial
                Development Revenue, (Jackson
                Association LLC), Bank One,
                Dayton LOC,
                3.750% 10/01/14+...............        3,425,000
  3,000,000   Michigan (State of), Housing
                Development Authority, Limited
                Obligation Revenue, (Pine Ridge
                Project), National Westminster
                Bank Plc LOC,
                3.650% 10/01/07+...............        3,000,000
  2,600,000   Michigan (State of), Strategic
                Funding Ltd. Obligation
                Revenue, (Uni Boring Company
                Inc.), National Bank of Detroit
                LOC,
                3.800% 12/01/98+...............        2,600,000
                                                  --------------
                                                      11,025,000
                                                  --------------
              MINNESOTA -- 1.7%
  1,425,000   Chaska, Minnesota, Industrial
                Development Revenue, (Flowers
                Holding Company Project), AMT,
                Trust Company Bank LOC,
                3.900% 02/01/17+...............        1,425,000
  6,100,000   Minneapolis, Minnesota, Community
                Development Agency Revenue,
                (Arena Acquisition Project),
                Series A, First Bank LOC,
                3.850% 10/01/24+...............        6,100,000
  5,925,000   Minnesota (State of), School
                District, Tax Anticipation
                Certificates of Indebtedness,
                Series B,
                4.650% 03/21/96................        5,925,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              MINNESOTA -- (CONTINUED)
$ 6,000,000   Rochester (City of), Minnesota,
                Health Care Facilities Revenue,
                (Mayo Foundation/Mayo Medical
                Center), Series C,
                3.750% 02/23/96................   $    6,000,000
                                                  --------------
                                                      19,450,000
                                                  --------------
              MISSISSIPPI -- 0.5%
              Mississippi Business Finance
                Corporation, Industrial
                Development Revenue, AMT:
  3,000,000   (Choctaw Maid Farms Inc.
                Project), Rabobank Nederland
                LOC,
                3.900% 03/01/10+...............        3,000,000
  3,000,000   (Nitek Metal Services Inc.
                Project), AMT, Mitsubishi Bank
                Ltd. LOC,
                3.850% 03/01/05+...............        3,000,000
                                                  --------------
                                                       6,000,000
                                                  --------------
              MISSOURI -- 0.9%
              Missouri (State of), Health &
                Educational Facilities
                Authority Revenue:
  3,400,000   School District Advance Funding
                Program, Series D, (SBPA,
                (Bayerische Landesbank)),
                4.500% 08/19/96................        3,412,824
    200,000   (Washington University Project),
                Series 1985-A, (SBPA, (Morgan
                Guaranty Trust Company)),
                3.550% 09/01/10+...............          200,000
  7,000,000   Missouri (State of), Housing
                Development Commission, (SBPA,
                (FGIC)),
                4.000% 07/01/96#...............        7,000,000
                                                  --------------
                                                      10,612,824
                                                  --------------
              NEBRASKA -- 1.1%
  4,200,000   Nebraska (State of), Higher
                Education Loan Program, Student
                Loan, Series E, (MBIA Insured),
                3.650% 12/01/15+...............        4,200,000
  5,000,000   Omaha, Nebraska, Public Power
                District,
                3.700% 12/19/95#...............        5,000,000
  4,000,000   York, Nebraska, Industrial
                Development Revenue,
                (Sundstrand Corporation
                Project), Union Bank of
                Switzerland LOC,
                3.850% 08/01/17+...............        4,000,000
                                                  --------------
                                                      13,200,000
                                                  --------------
              NEW HAMPSHIRE -- 1.3%
 15,500,000   New Hampshire (State of), Housing
                Finance Authority, Series 1,
                (Multi-family-Manchester), PNC
                Bank LOC,
                3.850% 12/01/12+...............       15,500,000
                                                  --------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

              NEW JERSEY -- 1.3%

$10,000,000   Jersey City, New Jersey,
                Promissory Notes,
                5.125% 03/08/96................   $   10,012,789

  5,000,000   North Bergen Township, New
                Jersey, State Aid Notes,
                5.000% 04/26/96................        5,009,473
                                                  --------------
                                                      15,022,262
                                                  --------------
              NEW MEXICO -- 1.9%
  2,800,000   Albuquerque, New Mexico, (Charter
                Hospital Inc. Project), Bankers
                Trust Company LOC,
                3.750% 03/01/14+...............        2,800,000
  4,500,000   Albuquerque, New Mexico, Gross
                Receipts, Lodgers Tax Revenue,
                Series A, Canadian Imperial
                Bank of Commerce LOC,
                3.700% 07/01/22+...............        4,500,000
 14,500,000   Farmington, New Mexico, Utility
                System Revenue, (FGIC Insured),
                Pre-refunded at 102%,
                9.750% 05/15/96................       15,161,224
                                                  --------------
                                                      22,461,224
                                                  --------------
              NORTH CAROLINA -- 2.2%
  8,000,000   Bladen (County of), North
                Carolina, Industrial Facilities
                and Pollution Control Financing
                Authority, (BCH Energy LP
                Project), Mitsubishi Bank Ltd.
                LOC,
                4.100% 11/01/20+...............        8,000,000
  3,800,000   Mecklenburg (County of), North
                Carolina, Banque Nationale de
                Paris LOC,
                3.750% 12/01/09+...............        3,800,000
  2,500,000   Mecklenburg (County of), North
                Carolina, Industrial Facilities
                and Pollution Control Financing
                Authority, (Virkler Company
                Project), AMT, First Union
                National Bank of North Carolina
                LOC,
                3.850% 12/01/04+...............        2,500,000
  4,500,000   Randolph (County of), North
                Carolina, Industrial Facilities
                and Pollution Control Financing
                Authority, (Wayne Steel Inc.),
                Bank One, Akron LOC,
                3.900% 09/01/05+...............        4,500,000
  3,300,000   Stanley (County of), North
                Carolina, Industrial
                Development Authority, PCR,
                (General Signal), Wachovia Bank
                LOC,
                3.950% 12/01/00+...............        3,300,000
  4,000,000   Winston-Salem, North Carolina,
                (Risk Acceptance Management
                Corporation Project),
                Certificates of Participation,
                Series 1988, (SBPA, (National
                Westminster Bank Plc)),
                3.650% 07/01/09+...............        4,000,000
                                                  --------------
                                                      26,100,000
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

              OHIO -- 1.5%
$ 4,800,000   Lorain (County of), Ohio,
                Hospital Revenue, (Humility of
                Mary Health Care Corporation
                Hospital), Series B, PNC Bank
                LOC,
                3.800% 12/15/03+...............   $    4,800,000
              Ohio (State of), Air Quality
                Development Authority, PCR:
 10,000,000   Duquesne Power, Union Bank of
                Switzerland LOC,
                3.650% 07/18/96................       10,000,000
  2,800,000   (Timken Company Project), Credit
                Suisse LOC,
                3.650% 06/01/01+...............        2,800,000
                                                  --------------
                                                      17,600,000
                                                  --------------
              OREGON -- 1.2%
  8,000,000   Oregon (State of), Housing and
                Community Services Department,
                Mortgage Revenue, Single-family
                Mortgage Program, Series D,
                4.100% 09/03/96................        8,000,000
  5,500,000   Portland (City of), Oregon,
                Multi-family Housing Revenue,
                (University Park Apartments
                Project), Chase Manhattan
                Corporation LOC,
                3.800% 10/01/11+...............        5,500,000
                                                  --------------
                                                      13,500,000
                                                  --------------
              PENNSYLVANIA -- 6.4%
              Allegheny (County of),
                Pennsylvania, Industrial
                Development Authority, Duquesne
                Power:
  5,000,000   Canadian Imperial Bank of
                Commerce LOC,
                3.750% 11/07/96................        5,000,000
 10,000,000   United Jewish Federation, Series
                B, PNC Bank LOC,
                3.850% 10/01/25+...............       10,000,000
  4,050,000   Carbon (County of), Pennsylvania,
                Industrial Development
                Authority, (Panther Creek
                Partners), Series A, AMT,
                National Westminster Bank Plc
                LOC,
                3.900% 12/07/95#...............        4,050,000
              Delaware (County of),
                Pennsylvania, Industrial
                Development Authority, Solid
                Waste Revenue, (Scott Paper
                Company), National Westminster
                Bank Plc LOC:
  2,000,000     Series D,
                3.700% 12/01/18+...............        2,000,000
  1,200,000     Series E,
                3.700% 12/01/18+...............        1,200,000

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              PENNSYLVANIA -- (CONTINUED)

              Delaware Valley, Pennsylvania,
                Regional Finance Authority,
                Marine Midland Bank and Hong
                Kong and Shanghai Banking
                Corporation LOC:
$10,000,000   Local Government Revenue, Series
                C,
                4.000% 12/01/20+...............   $   10,000,000
 14,700,000   Mode 1,
                4.000% 08/01/16+...............       14,700,000
  1,240,000   Schuylkill (County of),
                Pennsylvania, Industrial
                Development Authority,
                (Grumbacher & Son),
                PNC Bank LOC,
                3.850% 01/01/12+...............        1,240,000
  3,640,000   Sewickley Valley, Pennsylvania,
                Hospital Authority Revenue,
                (Sewickley Valley Hospital
                Project), Series B, PNC Bank
                LOC,
                5.000% 12/15/95#...............        3,640,405
  5,025,000   Union (County of), Pennsylvania,
                Hospital Authority Revenue,
                (Evangelical Community
                Hospital), Series B, PNC Bank
                LOC,
                3.800% 10/01/23+...............        5,025,000
              Venango (City of), Pennsylvania,
                Regional Finance Authority
                Revenue, (Scrubgrass Project),
                AMT, National Westminster Bank
                Plc LOC:
 10,300,000     3.950% 02/09/96#...............       10,300,000
  7,150,000     3.800% 02/13/96#...............        7,150,000
                                                  --------------
                                                      74,305,405
                                                  --------------
              RHODE ISLAND -- 0.3%
  4,000,000   Rhode Island (State of),
                Industrial Facilities
                Corporation, Industrial
                Development Revenue, (Handy &
                Harman Electric Project), Bank
                of Nova Scotia LOC,
                3.750% 04/01/04+...............        4,000,000
                                                  --------------
              SOUTH CAROLINA -- 2.7%
 10,000,000   Charleston, South Carolina, Tax
                Anticipation Notes,
                5.000% 03/15/96................       10,013,713
  5,250,000   Kershaw (County of), South
                Carolina, Industrial
                Development Revenue, (Deroyal
                Textiles Inc. Project), AMT,
                Third National Bank, Nashville
                LOC,
                3.900% 12/01/07+...............        5,250,000
              South Carolina (State of), Jobs,
                Economic Development Authority,
                Health Facilities Revenue:
  6,900,000   (Baptist Healthcare Systems),
                Credit Locale de France LOC,
                3.600% 08/01/17+...............        6,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              SOUTH CAROLINA -- (CONTINUED)

              South Carolina (State of), Jobs,
                Economic Development Authority,
                Health Facilities Revenue --
                (continued):
$ 5,960,000   (Martha Franks Baptist Center
                Project), Wachovia Bank,
                Columbia LOC,
                3.750% 04/01/19+...............   $    5,960,000
  3,400,000   (Specialty Equipment Companies
                Project), AMT, Barclays Bank
                Plc LOC,
                3.900% 11/01/10+...............        3,400,000
                                                  --------------
                                                      31,523,713
                                                  --------------
              TENNESSEE -- 2.4%
  6,969,000   Cumberland (County of),
                Tennessee, Industrial
                Development Board, Industrial
                Development Revenue,
                (Crossville Ceramics Company
                Project), American National
                Bank & Trust Company LOC,
                3.800% 01/01/00+...............        6,969,000
              Jackson (County of), Tennessee,
                Industrial Development Board,
                (Essette Project), Morgan
                Guaranty Trust Company, New
                York LOC:
  2,300,000     Series A,
                3.750% 08/01/00+...............        2,300,000
  5,300,000     Series B,
                3.900% 08/01/15++..............        5,300,000
  2,400,000   Metropolitan Nashville Airport
                Authority, Special Facilities
                Revenue, (American Airlines
                Project), Series A, Credit
                Suisse LOC,
                3.850% 10/01/12++..............        2,400,000
  9,700,000   Nashville & Davidson (Counties
                of), Tennessee, Metropolitan
                Government Municipal Securities
                Trust Receipts, Series SGA 11,
                (SBPA, (Societe Generale)),
                3.700% 05/15/21+...............        9,700,000
  1,900,000   Springfield, Tennessee,
                Industrial Development Board,
                (All American Homes of
                Tennessee Project), First
                National Bank of Chicago LOC,
                3.900% 11/15/09+...............        1,900,000
                                                  --------------
                                                      28,569,000
                                                  --------------
              TEXAS -- 8.8%
  1,000,000   Brazos River, Texas, Higher
                Educational Authority,
                (Hoffman-LaRoche), Bankers
                Trust Company LOC,
                3.900% 12/01/95+...............        1,000,000
  2,000,000   El Paso, Texas, Multi-family
                Housing Finance Corporation,
                (Viva Apartments Project), AMT,
                General Electric Capital
                Corporation LOC,
                4.250% 09/01/96#...............        2,004,294

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              TEXAS -- (CONTINUED)

              Harris (County of), Texas:
$ 8,000,000   Health Facilities Revenue,
                Development Corporation
                Hospital Revenue, (Methodist
                Hospital Project),
                3.800% 12/01/25++..............   $    8,000,000
 10,500,000   Toll Road, Unlimited Tax, Series
                G,
                3.650% 08/01/20+...............       10,500,000
  2,300,000   Houston, Texas, Certificates of
                Obligation, Series B,
                3.650% 04/01/98+...............        2,300,000
  6,100,000   Montgomery (County of), Texas,
                Industrial Development
                Corporation, (Houston Area
                Research Center Project),
                Morgan Guaranty Trust Company,
                New York LOC,
                3.650% 12/01/15+...............        6,100,000
  8,900,000   North Central Texas, Health
                Facilities Development
                Corporation, Series B,
                (Methodist Hospital, Dallas
                Project), (SBPA, (Chemical
                Bank)),
                3.900% 10/01/15++..............        8,900,000
  1,200,000   Nueces (County of), Texas, Health
                Facilities Development
                Corporation Revenue, (Driscoll
                Foundation Children's
                Hospital), Series 1985,
                3.650% 07/01/15+...............        1,200,000
  2,600,000   Sulphur Springs, Texas,
                Industrial Development
                Authority, (Hon Industrial Inc.
                Project), Credit Suisse LOC,
                3.750% 12/01/13+...............        2,600,000
 11,900,000   Tarrant (County of), Texas,
                Health Facilities Development
                Corporation, Retirement
                Community Revenue, (The
                Cumberland Resthome Inc.
                Project), Banque Paribas LOC,
                4.000% 01/01/21++..............       11,900,000
 35,000,000   Texas (State of), Tax and Revenue
                Anticipation Notes, Series A,
                4.750% 08/30/96................       35,171,564
 13,570,000   Texas (State of), Permanent
                University Fund, Series 18,
                Putters,
                3.800% 07/01/11+...............       13,570,000
                                                  --------------
                                                     103,245,858
                                                  --------------
              UTAH -- 1.0%
  4,200,000   Intermountain Power Agency, Utah,
                Power Supply Revenue, Series E,
                3.850% 06/17/96#...............        4,200,000
  3,200,000   Murray (County of), Utah,
                Industrial Development
                Authority, (Hunter Douglas
                Realty Property), AMT, ABN-AMRO
                Bank LOC,
                3.900% 09/01/14+...............        3,200,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              UTAH -- (CONTINUED)

$ 3,500,000   Salt Lake (County of), Utah,
                Industrial Development
                Authority, (Technologies Inc.
                Project), AMT, National
                Australia Bank Ltd. LOC,
                4.000% 12/01/12+...............   $    3,500,000
  1,200,000   West Valley (City of), Utah,
                Industrial Development
                Authority, (Johnson Matthey
                Inc. Project), Canadian
                Imperial Bank of Commerce LOC,
                3.900% 12/01/11++..............        1,200,000
                                                  --------------
                                                      12,100,000
                                                  --------------
              VERMONT -- 0.2%
  2,000,000   Vermont (State of), Health and
                Educational Building Finance
                Agency Revenue, (VHA New
                England Hospital), Series E,
                (AMBAC Insured), (SBPA, (First
                National Bank of Chicago)),
                3.650% 12/01/25+...............        2,000,000
                                                  --------------
              VIRGINIA -- 2.8%
  1,300,000   Bedford (County of), Virginia,
                Industrial Development Revenue,
                (Nekoosa Packaging Corporation
                Project), Industrial Bank of
                Japan Ltd. LOC,
                3.900% 10/01/04+...............        1,300,000
  2,000,000   Botetourt (County of), Virginia,
                Industrial Development
                Authority, (Emkay Holdings LLC
                Project), AMT, State Street
                Bank & Trust Company LOC,
                3.800% 10/01/05+...............        2,000,000
  2,500,000   Colonial Heights, Virginia,
                Industrial Development
                Authority, (Philip Morris
                Company Project),
                3.750% 03/01/05+...............        2,500,000
  3,900,000   Greensville (County of),
                Virginia, Industrial
                Development Authority, PCR,
                (Perdue Farms Inc. Project),
                AMT, Trust Company Bank LOC,
                3.900% 10/01/06+...............        3,900,000
  6,400,000   Loudon (County of), Virginia,
                Industrial Development
                Authority, Residential Care
                Facilities Revenue, (Falcons
                Landing Project), Series B,
                Banque Paribas LOC,
                3.850% 11/01/24++..............        6,400,000
  3,400,000   Roanoke, Virginia, Industrial
                Development Authority, Hospital
                Revenue, (Roanoke Memorial
                Hospital Project), Series C,
                3.750% 07/01/19+...............        3,400,000
  2,000,000   Spotsylvania (County of),
                Virginia, Industrial
                Development Revenue, (Carlisle
                Corporation Project), Trust
                Company Bank LOC,
                3.750% 06/01/08+...............        2,000,000

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              VIRGINIA -- (CONTINUED)

$10,000,000   Virginia (Commonwealth of),
                Educational Loan Authority,
                Guaranteed Student Loan
                Program, Series A, Guaranteed
                Investment Company,
                Westdeutsche Landesbank
                Girozentrale LOC,
                4.000% 02/01/96................   $   10,000,000
  1,575,000   Winchester, Virginia, Industrial
                Development Authority, Harris
                Trust & Savings Bank LOC,
                3.850% 08/01/07+...............        1,575,000
                                                  --------------
                                                      33,075,000
                                                  --------------
              WASHINGTON -- 1.0%
              Pierce (County of), Washington:
  5,500,000   Economic Development Authority,
                (CSX Project), Deutsche Bank
                LOC,
                3.900% 11/01/96#...............        5,500,000
  3,000,000   Housing Authority Revenue,
                (Eagles Watch Project), Key
                Bank, Washington LOC,
                3.800% 10/01/20+...............        3,000,000
  3,600,000   Washington (State of), Housing
                Finance Authority, Multi-family
                Mortgage Revenue, (Inglenook
                Court Project), Bank of America
                LOC,
                4.100% 07/01/25+...............        3,600,000
                                                  --------------
                                                      12,100,000
                                                  --------------
              WEST VIRGINIA -- 0.9%
 10,000,000   Fayette (County of), West
                Virginia, County Commission,
                Solid Waste Disposal Facilities
                Revenue, (Georgia Pacific
                Corporation Project),
                Industrial Bank of Japan Ltd.
                LOC,
                4.050% 05/01/18+...............       10,000,000
                                                  --------------
              WISCONSIN -- 2.0%
  4,000,000   Janesville, Wisconsin, School
                District, Tax and Revenue
                Anticipation Notes,
                4.250% 09/25/96................        4,007,828
  4,000,000   Menomonee Falls, Wisconsin,
                Industrial Development
                Authority Revenue, (Jemma LLC
                Project), AMT, Bank One,
                Milwaukee LOC,
                3.900% 09/01/14+...............        4,000,000
  2,500,000   Pleasant Prairie, Wisconsin,
                Industrial Development
                Authority Revenue, (Nucon
                Corporation Project), AMT,
                American National Bank & Trust
                Company, Chicago LOC,
                3.950% 02/01/22+...............        2,500,000
  5,500,000   Racine, Wisconsin, Unified School
                District, Tax and Revenue
                Anticipation Promissory Notes,
                4.500% 08/23/96................        5,517,265

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tax Exempt Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
              WISCONSIN -- (CONTINUED)

$ 7,220,000   Wisconsin (State of), Public
                Power Supply Systems Revenue,
                Municipal Receipts, Series SGA
                2, (AMBAC Insured), (SBPA,
                (Societe Generale)),
                3.750% 07/01/21+...............   $    7,220,000
                                                  --------------
                                                      23,245,093
                                                  --------------
              WYOMING -- 0.3%
  3,000,000   Sweetwater (County of), Wyoming,
                PCR, (Pacific Corporation
                Project), Series A, Credit
                Suisse LOC,
                3.650% 07/01/15+...............        3,000,000
                                                  --------------
              TOTAL MUNICIPAL BONDS AND NOTES
                (Cost $1,159,527,318)..........    1,159,527,318
                                                    ------------

  SHARES
----------
MONEY MARKET FUNDS -- 0.4%
  4,075,000   AIM Tax-Exempt Fund..............        4,075,000
    800,000   Fidelity Institutional Tax-Exempt
                Cash Fund......................          800,000
                                                  --------------
              TOTAL MONEY
                MARKET FUNDS
                (Cost $4,875,000)..............        4,875,000
                                                    ------------

                                                     VALUE
                                                    (NOTE 1)
                                                   ------------
TOTAL INVESTMENTS
  (Cost $1,164,402,318*)..............   99.5%   $1,164,402,318
OTHER ASSETS AND
  LIABILITIES (NET)...................    0.5         6,380,992
                                        ----     --------------
NET ASSETS............................  100.0%   $1,170,783,310
                                         ----      ------------

---------------

  * Aggregate cost for Federal tax purposes.

  + Variable rate demand notes payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate in effect at November 30, 1995.

 ++ Variable rate demand notes payable upon not more than one calendar day's notice. The interest rate shown reflects the rate in effect at November 30, 1995.

+++ Variable rate demand notes payable upon not more than thirty calendar days' notice. The interest rate shown reflects the rate in effect at November 30, 1995.

  # Put date.

ABBREVIATIONS:

AMBAC      American Municipal Bond Assurance Corporation
AMT        Alternative Minimum Tax
CAPGTY     Capital Guaranty Insurance Corporation
FGIC       Federal Guaranty Investment Corporation
FNMA       Federal National Mortgage Association
GO         General Obligation Bonds
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
PCR        Pollution Control Revenue
SBPA       Standby Bond Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                        NOVEMBER 30, 1995

                                                                                                    NATIONS
                                                                                                  GOVERNMENT         NATIONS
                                                                                                 MONEY MARKET       TAX EXEMPT
                                                                                                     FUND              FUND
                                                                                                 -------------------------------
ASSETS:
Investments, at value. See accompanying schedules.............................................   $418,189,454     $1,164,402,318
Cash..........................................................................................            500            892,318
Interest receivable...........................................................................      2,115,940          9,018,177
Dividends receivable..........................................................................         33,520             30,702
Receivable for Fund shares sold...............................................................        162,157            644,980
Receivable for investment securities sold.....................................................             --          5,778,000
Prepaid expenses..............................................................................         25,770             37,925
                                                                                                 ------------      -------------
  Total Assets................................................................................    420,527,341      1,180,804,420
                                                                                                 ------------       ------------
LIABILITIES:
Payable for Fund shares redeemed..............................................................      1,067,154          2,187,671
Payable for investment securities purchased...................................................             --          4,700,000
Investment advisory fee payable (Note 2)......................................................         16,972                 --
Administration fee payable (Note 2)...........................................................         17,488             18,696
Shareholder servicing and distribution fees payable (Note 3)..................................         17,698             47,110
Transfer agent fees payable (Note 2)..........................................................         13,715             36,061
Custodian fees payable (Note 2)...............................................................          5,609             14,031
Dividends payable.............................................................................      1,695,762          2,866,855
Accrued Trustees' fees and expenses (Note 2)..................................................          3,248              8,732
Accrued expenses and other payables...........................................................          2,305            141,954
                                                                                                 ------------      -------------
  Total Liabilities...........................................................................      2,839,951         10,021,110
                                                                                                 ------------      -------------
NET ASSETS....................................................................................   $417,687,390     $1,170,783,310
                                                                                                 ------------       ------------
Investments, at cost (Note 1).................................................................   $418,189,454     $1,164,402,318
                                                                                                 ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                                                                                    NATIONS
                                                                                                  GOVERNMENT         NATIONS
                                                                                                 MONEY MARKET       TAX EXEMPT
                                                                                                     FUND              FUND
                                                                                                 -------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income...........................................................   $     13,157     $        5,737
Accumulated net realized loss on investments sold.............................................        (61,250)           (68,933)
Paid-in capital...............................................................................    417,735,483      1,170,846,506
                                                                                                 ------------     --------------
                                                                                                 $417,687,390     $1,170,783,310
                                                                                                 ------------       ------------
NET ASSETS:
Trust A Shares................................................................................   $332,894,668     $  905,125,150
                                                                                                 ------------       ------------
Trust B Shares................................................................................   $ 27,122,136     $   11,666,085
                                                                                                 ------------       ------------
Investor A Shares.............................................................................   $ 26,175,479     $  126,207,424
                                                                                                 ------------       ------------
Investor B Shares.............................................................................   $ 27,079,175     $   86,373,912
                                                                                                 ------------       ------------
Investor C Shares.............................................................................   $  4,413,847     $   41,408,690
                                                                                                 ------------       ------------
Investor D Shares.............................................................................   $      2,085     $        2,049
                                                                                                 ------------       ------------
SHARES OUTSTANDING:
Trust A Shares................................................................................    332,932,998        905,174,413
                                                                                                 ------------       ------------
Trust B Shares................................................................................     27,125,259         11,666,720
                                                                                                 ------------       ------------
Investor A Shares.............................................................................     26,178,493        126,214,293
                                                                                                 ------------       ------------
Investor B Shares.............................................................................     27,082,293         86,378,612
                                                                                                 ------------       ------------
Investor C Shares.............................................................................      4,414,355         41,410,944
                                                                                                 ------------       ------------
Investor D Shares.............................................................................          2,085              2,049
                                                                                                 ------------       ------------
TRUST A SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----
TRUST B SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----
INVESTOR A SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----
INVESTOR B SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----
INVESTOR C SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----
INVESTOR D SHARES:
Net asset value, offering price and redemption price per share................................          $1.00              $1.00
                                                                                                        -----               ----

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                                                                       NATIONS
                                                                                                      GOVERNMENT      NATIONS
                                                                                                     MONEY MARKET   TAX EXEMPT
                                                                                                         FUND          FUND
                                                                                                     -------------------------
INVESTMENT INCOME:
Interest...........................................................................................  $29,863,239   $44,770,781
Dividends..........................................................................................      527,323       455,629
                                                                                                     -----------   -----------
    Total investment income........................................................................   30,390,562    45,226,410
                                                                                                     -----------   -----------
EXPENSES:
Investment advisory fee (Note 2)...................................................................    2,064,900     4,614,862
Administration fee (Note 2)........................................................................      508,212     1,138,817
Transfer agent fees (Note 2).......................................................................      138,828       319,909
Custodian fees (Note 2)............................................................................       77,627       162,281
Legal and audit fees...............................................................................       93,754       141,739
Trustees' fees and expenses (Note 2)...............................................................        9,527        25,800
Other..............................................................................................       56,171       125,459
                                                                                                     -----------   -----------
    Subtotal.......................................................................................    2,949,019     6,528,867
Shareholder servicing and distribution fees (Note 3):
  Trust B Shares...................................................................................      175,681        52,564
  Investor A Shares................................................................................       66,320       325,609
  Investor B Shares................................................................................       53,417       107,280
  Investor C Shares................................................................................        2,573        43,328
  Investor D Shares................................................................................            4             2
Fees waived by investment adviser and administrator(s) (Note 2)....................................   (1,388,915)   (3,042,434)
                                                                                                     -----------   -----------
    Total expenses.................................................................................    1,858,099     4,015,216
                                                                                                     -----------   -----------
NET INVESTMENT INCOME..............................................................................   28,532,463    41,211,194
                                                                                                     -----------   -----------
NET REALIZED LOSS ON INVESTMENTS (NOTE 1)..........................................................      (58,645)      (29,615)
                                                                                                     -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................  $28,473,818   $41,181,579
                                                                                                     -----------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1995

                                                                                             NATIONS
                                                                                           GOVERNMENT         NATIONS
                                                                                          MONEY MARKET       TAX EXEMPT
                                                                                              FUND              FUND
                                                                                         --------------------------------
Net investment income..................................................................  $ 28,532,463      $   41,211,194
Net realized loss on investments.......................................................       (58,645)            (29,615)
                                                                                         ------------      --------------
Net increase in net assets resulting from operations...................................    28,473,818          41,181,579
Distributions to shareholders from net investment income:
  Trust A Shares.......................................................................   (22,596,106)        (33,277,204)
  Trust B Shares.......................................................................    (3,756,089)           (703,449)
  Investor A Shares....................................................................      (981,076)         (4,403,343)
  Investor B Shares....................................................................    (1,144,233)         (1,858,523)
  Investor C Shares....................................................................       (54,874)           (968,626)
  Investor D Shares....................................................................           (85)                (49)
Net increase/(decrease) in net assets from Fund share transactions:
  Trust A Shares.......................................................................   (99,787,328)         84,469,697
  Trust B Shares.......................................................................   (45,620,209)         (6,540,627)
  Investor A Shares....................................................................     6,005,670         (25,504,325)
  Investor B Shares....................................................................    15,127,455          86,375,841
  Investor C Shares....................................................................     3,938,630          15,706,100
  Investor D Shares....................................................................         2,085               2,049
                                                                                         ------------      --------------
Net increase/(decrease) in net assets..................................................  (120,392,342)        154,479,120
NET ASSETS:
Beginning of year......................................................................   538,079,732       1,016,304,190
                                                                                         ------------     --------------
End of year............................................................................  $417,687,390      $1,170,783,310
                                                                                         ------------      -------------
Undistributed net investment income at end of year.....................................  $     13,157      $        5,737
                                                                                         ------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1994

                                                                                       NATIONS
                                                                                      GOVERNMENT       NATIONS
                                                                                     MONEY MARKET     TAX EXEMPT
                                                                                         FUND            FUND
                                                                                    ------------------------------
Net investment income.............................................................. $ 17,034,217    $   23,746,442
Net realized loss on investments...................................................       (2,905)          (16,054)
                                                                                    ------------    --------------
Net increase in net assets resulting from operations...............................   17,031,312        23,730,388
Distributions to shareholders from net investment income:
  Trust A Shares...................................................................  (15,228,225)      (19,789,544)
  Trust B Shares...................................................................   (1,241,231)         (240,984)
  Investor A Shares................................................................     (371,082)       (3,503,190)
  Investor B Shares................................................................     (175,056)             (139)
  Investor C Shares................................................................       (5,166)         (212,585)
Distributions to shareholders from net realized gain on investments:
  Trust A Shares...................................................................      (12,144)               --
  Trust B Shares...................................................................         (875)               --
  Investor A Shares................................................................         (314)               --
  Investor B Shares................................................................         (120)               --
  Investor C Shares................................................................           (4)               --
Net increase/(decrease) in net assets from Fund share transactions:
  Trust A Shares...................................................................  (42,446,076)      119,285,787
  Trust B Shares...................................................................   72,745,468        18,207,347
  Investor A Shares................................................................    9,674,186        32,164,463
  Investor B Shares................................................................   11,954,838             2,771
  Investor C Shares................................................................      475,725        25,704,844
                                                                                    ------------    --------------
Net increase in net assets.........................................................   52,401,236       195,349,158
NET ASSETS:
Beginning of year..................................................................  485,678,496       820,955,032
                                                                                    ------------   --------------
End of year........................................................................ $538,079,732    $1,016,304,190
                                                                                    ------------    --------------
Undistributed net investment income at end of year................................. $     13,157    $        5,737
                                                                                    ------------    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

Since the Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                   NATIONS GOVERNMENT
                                                    MONEY MARKET FUND                           NATIONS TAX EXEMPT FUND
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED             YEAR ENDED
                                        NOVEMBER 30, 1995       NOVEMBER 30, 1994      NOVEMBER 30, 1995       NOVEMBER 30, 1994
                                        ----------------------------------------------------------------------------------------
TRUST A SHARES:
 Sold...............................      $  546,778,557          $ 898,644,857         $  1,141,750,545         $ 898,874,695
 Redeemed...........................        (646,565,885)          (941,090,933)          (1,057,280,848)         (779,588,908)
                                          --------------          -------------         ----------------         -------------
 Net increase/(decrease)............      $  (99,787,328)         $ (42,446,076)        $     84,469,697         $ 119,285,787
                                          --------------          -------------         ----------------         -------------

                                                                  PERIOD ENDED                                   PERIOD ENDED
                                                               NOVEMBER 30, 1994*                             NOVEMBER 30, 1994**
                                                               ------------------                             -------------------
TRUST B SHARES:
 Sold...............................      $  248,116,349          $ 160,447,297         $     53,653,303         $  33,803,291
 Redeemed...........................        (293,736,558)           (87,701,829)             (60,193,930)          (15,595,944)
                                          --------------          -------------         ----------------         -------------
 Net increase/(decrease)............      $  (45,620,209)         $  72,745,468         $     (6,540,627)        $  18,207,347
                                          --------------          -------------         ----------------         -------------
                                                                   YEAR ENDED                                     YEAR ENDED
                                                                NOVEMBER 30, 1994                             NOVEMBER 30, 1994
                                                                -----------------                             -----------------
INVESTOR A SHARES:
 Sold...............................      $   84,766,539          $  57,950,126         $    429,163,995         $ 640,101,128
 Issued as reinvestment of
   dividends........................             922,078                319,707                4,080,291             3,157,999
 Redeemed...........................         (79,682,947)           (48,595,647)            (458,748,611)         (611,094,664)
                                          --------------          -------------         ----------------         -------------
 Net increase/(decrease)............      $    6,005,670          $   9,674,186         $    (25,504,325)        $  32,164,463
                                          --------------          -------------         ----------------         -------------
                                                                  PERIOD ENDED                                   PERIOD ENDED
                                                               NOVEMBER 30, 1994*                             NOVEMBER 30, 1994**
                                                                -----------------                              -----------------
INVESTOR B SHARES:
 Sold...............................      $  117,437,216          $  27,184,064         $    232,917,465         $     225,579
 Issued as reinvestment of
   dividends........................           1,131,826                173,566                1,792,007                   138
 Redeemed...........................        (103,441,587)           (15,402,792)            (148,333,631)             (222,946)
                                          --------------          -------------         ----------------         -------------
 Net increase.......................      $   15,127,455          $  11,954,838         $     86,375,841         $       2,771
                                          --------------          -------------         ----------------         -------------
INVESTOR C SHARES:
 Sold...............................      $    6,062,737          $     780,999         $    110,742,435         $  47,707,960
 Issued as reinvestment of
   dividends........................              51,949                  4,888                  955,874               210,883
 Redeemed...........................          (2,176,056)              (310,162)             (95,992,209)          (22,213,999)
                                          --------------          -------------         ----------------         -------------
 Net increase.......................      $    3,938,630          $     475,725         $     15,706,100         $  25,704,844
                                          --------------          -------------         ----------------         -------------
                                           PERIOD ENDED                                   PERIOD ENDED
                                        NOVEMBER 30, 1995*                            NOVEMBER 30, 1995**
                                        ------------------                            -------------------
INVESTOR D SHARES:
 Sold...............................      $        2,000                                $          2,000
 Issued as reinvestment of
   dividends........................                  85                                              49
                                          --------------                                ----------------
 Net increase.......................      $        2,085                                $          2,049
                                          --------------                                ----------------

---------------

 * The Nations Government Money Market Fund's Trust B, Investor B, Investor C and Investor D Shares commenced operations on June 16, 1994, May 17, 1994, March 21, 1994 and February 10, 1995, respectively.
** The Nations Tax Exempt Fund's Trust B, Investor B, Investor C and Investor D
   Shares commenced operations on June 16, 1994, May 17, 1994, March 7, 1994 and February 10, 1995, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 TRUST A SHARES                                TRUST B SHARES
                                            ---------------------------------------------------------      ----------------------
                                              YEAR       YEAR        YEAR       YEAR         PERIOD          YEAR        PERIOD
                                             ENDED      ENDED       ENDED      ENDED          ENDED         ENDED         ENDED
                                            11/30/95   11/30/94    11/30/93   11/30/92      11/30/91*      11/30/95     11/30/94*
                                            ------------------------------------------------------------------------------------
NATIONS GOVERNMENT MONEY MARKET FUND
Operating performance:
Net asset value, beginning of year.........  $   1.00   $   1.00    $   1.00   $   1.00      $   1.00       $  1.00      $   1.00
                                             --------   --------    --------   --------      --------       -------      --------
Net investment income......................    0.0558     0.0375      0.0294     0.0358        0.0571        0.0533        0.0200
                                             --------   --------    --------   --------      --------       -------      --------
Distributions:
Dividends from net investment income.......   (0.0558)   (0.0375)    (0.0294)   (0.0358)      (0.0571)      (0.0533)      (0.0200)
Distributions from net realized gains......     --       (0.0000)#     --         --             --            --         (0.0000)#
                                             --------   --------    --------   --------      --------       -------      --------
Total distributions........................   (0.0558)   (0.0375)    (0.0294)   (0.0358)      (0.0571)      (0.0533)      (0.0200)
                                             --------   --------    --------   --------      --------       -------      --------
Net asset value, end of year...............  $   1.00   $   1.00    $   1.00   $   1.00      $   1.00       $  1.00      $  1.00
                                             --------   --------    --------   --------      --------       --------     --------
Total return++.............................      5.72%      3.84%       2.96%      3.63%+++      5.87%+++      5.45%         2.02%
                                             --------   --------    --------   --------      --------       --------     --------
Ratios to average net assets/supplemental
 data:
Net assets, end of year (000's)............  $332,895   $432,729    $475,180   $414,412      $333,979       $27,122      $ 72,747
Ratio of operating expenses to average net
 assets.................................. ..     0.30%      0.30%       0.30%      0.42%         0.43%+        0.55%         0.55%+
Ratio of net investment income to average
 net assets................................      5.58%      3.79%       2.91%      3.55%         5.49%+        5.33%         3.54%+
Ratio of operating expenses to average net
 assets
 without waivers...........................      0.57%      0.59%       0.56%      0.58%         0.62%+        0.82%         0.84%+
Net investment income per share without
 waivers...................................  $ 0.0531   $ 0.0347    $ 0.0269   $ 0.0341      $ 0.0551       $0.0506      $ 0.0186

                                                                     TRUST A SHARES
                        ----------------------------------------------------------------------------------------------------------
                          YEAR        YEAR        YEAR        YEAR           YEAR           YEAR           YEAR          PERIOD
                         ENDED       ENDED       ENDED       ENDED          ENDED          ENDED          ENDED           ENDED
                        11/30/95    11/30/94    11/30/93    11/30/92       11/30/91       11/30/90       11/30/89       11/30/88**
                        ----------------------------------------------------------------------------------------------------------
NATIONS TAX EXEMPT FUND
Operating performance:
Net asset value,
 beginning of year..... $   1.00    $   1.00    $   1.00    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                        --------    --------    --------    --------       --------       --------       --------       --------
Net investment
 income................   0.0361      0.0257      0.0223      0.0267         0.0422         0.0550         0.0600         0.0350
Dividends from net
 investment income.....  (0.0361)    (0.0257)    (0.0223)    (0.0267)       (0.0422)       (0.0550)       (0.0600)       (0.0350)
                        --------    --------    --------    --------       --------       --------       --------       --------
Net asset value, end of
 year.................. $   1.00    $   1.00    $   1.00    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                        --------    --------    --------    --------       --------       --------       --------       --------
Total return++.........     3.68%       2.60%       2.27%       2.70%+++       4.31%+++       5.63%+++       6.17%+++       3.55%+++
                        --------    --------    --------    --------       --------       --------       --------       --------
Ratios to average net
 assets/supplemental
 data:
Net assets, end of year
 (000's)............... $905,125    $820,677    $701,403    $329,265       $168,829       $173,834       $145,109       $143,245
Ratio of operating
 expenses to average
 net assets............     0.30%       0.27%       0.23%       0.40%          0.42%          0.40%          0.40%          0.40%+
Ratio of net investment
 income to average net
 assets................     3.62%       2.59%       2.23%       2.65%          4.23%          5.51%          6.00%          4.97%+
Ratio of operating
 expenses to average
 net assets without
 waivers...............     0.57%       0.59%       0.59%       0.57%          0.60%          0.75%          0.74%          0.75%+
Net investment income
 per share
 without waivers....... $ 0.0335    $ 0.0226    $ 0.0187    $ 0.0250       $ 0.0404       $ 0.0515       $ 0.0566       $ 0.0325

---------------

  * The Nations Government Money Market Fund's Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares commenced operations on December 3, 1990, June 16, 1994, February 11, 1991, May 17, 1994, March 21,
    1994 and February 10, 1995, respectively.

 ** The Nations Tax Exempt Fund's Trust A, Trust B, Investor A, Investor B,
    Investor C and Investor D Shares commenced operations on March 14, 1988, June 16, 1994, April 5, 1991, May 17, 1994, March 7, 1994 and February 10,
    1995, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated.

+++ Unaudited.

 # Amount represents less than $0.0001 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                             INVESTOR A SHARES                               INVESTOR B SHARES           INVESTOR C SHARES
       --------------------------------------------------------------     -----------------------     -----------------------
         YEAR         YEAR         YEAR         YEAR         PERIOD         YEAR         PERIOD         YEAR         PERIOD
        ENDED        ENDED        ENDED        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
       11/30/95     11/30/94     11/30/93     11/30/92     11/30/91*      11/30/95     11/30/94*      11/30/95     11/30/94*
       ----------------------------------------------------------------------------------------------------------------------
       $  1.00      $  1.00      $  1.00      $  1.00       $   1.00      $  1.00       $   1.00      $  1.00       $   1.00
       -------      -------      -------      -------        -------      -------        -------      -------        -------
        0.0522       0.0340       0.0256       0.0358         0.0571       0.0532         0.0222       0.0532         0.0290
       -------      -------      -------      -------        -------      -------        -------      -------        -------
       (0.0522)     (0.0340)     (0.0256)     (0.0358)       (0.0571)     (0.0532)       (0.0222)     (0.0532)       (0.0290)
         --         (0.0000)#      --           --            --            --           (0.0000)#      --           (0.0000)#
       -------      -------      -------      -------        -------      -------        -------      -------        -------
       (0.0522)     (0.0340)     (0.0256)     (0.0358)       (0.0571)     (0.0532)       (0.0222)     (0.0532)       (0.0290)
       -------      -------      -------      -------        -------      -------        -------      -------        -------
       $  1.00      $  1.00      $  1.00      $  1.00       $   1.00      $  1.00       $   1.00      $  1.00       $   1.00
       --------     --------     --------     --------      --------      --------      --------      --------      --------
          5.34%        3.45%        2.60%        3.63%+++       5.86%+++     5.45%          2.24%        5.44%          2.72%
       --------     --------     --------     --------      --------      --------      --------      --------      --------
       $26,175      $20,173      $10,499      $13,851       $  8,949      $27,079       $ 11,955      $ 4,414       $    476
          0.65%        0.65%        0.61%        0.42%          0.43%+       0.55%          0.55%+       0.55%          0.55%+
          5.23%        3.44%        2.60%        3.55%          5.49%+       5.33%          3.54%+       5.33%          3.54%+
          0.92%        0.94%        0.87%        0.58%          0.62%+       0.82%          0.84%+       0.82%          0.84%+
       $0.0495      $0.0311      $0.0231      $0.0341       $ 0.0551      $0.0505       $ 0.0206      $0.0505       $ 0.0268


    INVESTOR D
      SHARES
    -----------
      PERIOD
      ENDED
     11/30/95*
    -----------
    $   1.00
    --------
      0.0418
    --------
     (0.0418)
          --
    --------
     (0.0418)
    --------
    $   1.00
    --------
        4.38%
    --------
    $      2
        0.55%+
        5.33%+
        0.82%+
    $ 0.0397




           TRUST B SHARES                               INVESTOR A SHARES                          INVESTOR B SHARES
       -----------------------     -----------------------------------------------------------  -----------------------
         YEAR         PERIOD         YEAR         YEAR         YEAR         YEAR      PERIOD      YEAR         PERIOD
        ENDED         ENDED         ENDED        ENDED        ENDED        ENDED      ENDED      ENDED         ENDED
       11/30/95     11/30/94**     11/30/95     11/30/94     11/30/93     11/30/92  11/30/91**  11/30/95     11/30/94**
         ----------------------------------------------------------------------------------------------------------------
       $  1.00       $   1.00      $  1.00      $  1.00      $  1.00      $  1.00    $   1.00   $  1.00       $   1.00
       -------        -------      --------     --------     --------     -------     -------   -------        -------
        0.0335         0.0116       0.0335       0.0231       0.0198       0.0266      0.0422    0.0342         0.0141
       (0.0335)       (0.0116)     (0.0335)     (0.0231)     (0.0198)     (0.0266)    (0.0422)  (0.0342)       (0.0141)
       -------        -------      --------     --------     --------     -------     -------   -------        -------
       $  1.00       $   1.00      $  1.00      $  1.00      $  1.00      $  1.00    $   1.00   $  1.00       $   1.00
       --------      --------      --------     --------     --------     --------   --------   --------      --------
          3.39%          1.17%        3.40%        2.36%        2.00%        2.68+++     4.30%+++   3.47%         1.43%
       --------      --------      --------     --------     --------     --------   --------   --------      --------
       $11,666       $ 18,207      $126,207     $151,714     $119,552     $80,158    $  1,690   $86,374       $      3
          0.55%          0.52%+       0.55%        0.52%        0.48%        0.55%       0.42%+    0.50%          0.47%+
          3.37%          2.34%+       3.37%        2.34%        1.98%        2.50%       4.23%+    3.42%          2.39%+
          0.82%          0.84%+       0.82%        0.84%        0.84%        0.72%       0.60%+    0.77%          0.79%+
       $0.0309       $ 0.0102      $0.0309      $0.0199      $0.0162      $0.0248    $ 0.0404   $0.0316       $ 0.0118



                                   INVESTOR D
        INVESTORS C SHARES            SHARES
    ----------------------------    ----------
      YEAR            PERIOD         PERIOD
      ENDED            ENDED          ENDED
    11/30/95         11/30/94**     11/30/95**
    ---------         ----------     ----------
     $  1.00           $   1.00       $   1.00
     -------            -------        -------
      0.0346             0.0203         0.0243
     (0.0346)           (0.0203)       (0.0243)
     -------            -------        -------
     $  1.00           $   1.00       $   1.00
     -------           --------       --------
        3.52%              1.90%          2.61%
     -------           --------       --------
     $41,409           $ 25,704       $      2
        0.45%              0.42%+          0.45%+
        3.47%              2.44%+         3.47%+
        0.72%              0.74%+         0.72%+
     $0.0320           $ 0.0177       $ 0.0225

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES.

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offers thirty-one separate portfolios. Information presented in these financial statements pertains only to Nations Government Money Market Fund and Nations Tax Exempt Fund (collectively the "Funds"). The financial statements for the remaining funds are presented under separate covers. The Funds currently offer six classes of shares: Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class, and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The portfolio securities of each Fund are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant.

Repurchase Agreements: The Government Money Market Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Unless permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with the investment adviser, the distributor or any of their affiliates. The Fund's investment adviser, acting under the supervision of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of market discounts and premiums on investments on the straight-line method, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends daily from net investment income and to pay such dividends monthly. Each Fund will distribute net realized short-term capital gains, unless offset by any available capital loss carryforward, annually after the fiscal year in which earned or more frequently to maintain a net asset value of $1.00 per share. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Expenses: General expenses of the Trust are allocated to the Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to that Fund's or class' operations. Expenses of each Fund not

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Trust has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to the Funds.

Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee from each Fund equal to 0.40%, on an annualized basis, of the average daily net assets of each Fund.

Stephens Inc. ("Stephens") serves as the Trust's administrator pursuant to an Administration Agreement. First Data Investor Services Group, Inc., formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Trust's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and the co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of average daily net assets of the Trust and the investment portfolios of Nations Fund, Inc. and Nations Fund Portfolios, Inc. (other registered open-end investment companies that are part of the Nations Fund Family) on a combined basis.

For the year ended November 30, 1995, Stephens earned $679,738 (after fee waivers) from the Funds for its services.

The investment adviser, administrator and co-administrator may, from time to time, reduce their fees payable by each Fund (either voluntarily or pursuant to applicable state limitations). For the year ended November 30, 1995, the investment adviser, administrator and/or co-administrator voluntarily waived fees as follows:

                                                                         FEES WAIVED      FEES WAIVED BY
                                                                             BY           ADMINISTRATOR/
                                                                           ADVISER       CO-ADMINISTRATOR
                                                                         -------------------------------
    Government Money Market Fund.......................................  $ 1,249,536         $139,379
    Tax Exempt Fund....................................................    2,694,691          347,743

No officer, director or employee of NationsBank, Stephens or First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. The Trust pays each Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

Each Fund's eligible Trustees may participate in a nonqualified deferred compensation plan and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc. The expense for the deferred compensation plan is included in the "Trustees' fees and expenses" line of the Statements of Operations.

NationsBank of Texas, N.A., acts as custodian for the Funds, and for the year ended November 30, 1995, earned $239,908 for providing such services. First Data Investor Services Group, Inc. serves as transfer agent for the Funds' shares. NationsBank of Texas, N.A. acts as the sub-transfer agent for the Trust A and Trust B Shares of the Funds and for the year ended November 30, 1995, earned approximately $11,700 for providing such services. Stephens acts as distributor of the Funds' shares.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust has adopted a shareholder servicing plan ("Trust B Servicing Plan") for the Trust B Shares of the Funds. Pursuant to the Trust B Servicing Plan, a Fund may pay for certain shareholder support services that are provided to owners of Trust B Shares by servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Trust B Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annualized basis, of the average daily net assets of the Trust B Shares of the Funds. Fees paid pursuant to the Trust B Servicing Plan are charged as expenses of Trust B Shares of a Fund as accrued.

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the Trust B Servicing Plan:

                                                                                         TRUST B
                                                                                      SERVICING PLAN
                                                                                       ------------
      Government Money Market Fund.................................................      $175,681
      Tax Exempt Fund..............................................................        52,564

The Trust also has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for the Investor A ("Investor A Plan") and the Investor B ("Investor B Plan") Shares of the Funds. Pursuant to the Investor A Plan and the Investor B Plan, the Funds pay fees directly to the distributor. Payments by a Fund under the Investor A Plan and Investor B Plan may not exceed 0.10%, on an annualized basis, of the average daily net assets of each Fund's Investor A or Investor B Shares, respectively, of the Fund. Fees paid pursuant to the Investor A Plan and Investor B Plan are charged as expenses of Investor A or Investor B Shares, respectively, of a Fund as accrued.

The Trust also has adopted a shareholder servicing plan for the Investor A ("Investor A Servicing Plan") and the Investor B ("Investor B Servicing Plan") Shares of the Funds. Pursuant to the Investor A Servicing Plan and the Investor B Servicing Plan, the Funds may pay for certain shareholder support services that are provided to holders of Investor A or Investor B Shares by servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Investor A Servicing Plan and the Investor B Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor A or Investor B Shares, respectively, of the Fund. Fees paid pursuant to the Investor A Servicing Plan and the Investor B Servicing Plan are charged as expenses of Investor A or Investor B Shares, respectively, of a Fund as accrued.

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                     FEES PAID PURSUANT TO:
                                                 INVESTOR A       INVESTOR A       INVESTOR B       INVESTOR B
                                                    PLAN        SERVICING PLAN        PLAN        SERVICING PLAN
                                                   ----------------------------------------------------------
      Government Money Market Fund............    $  18,951        $ 47,369                --        $ 53,417
      Tax Exempt Fund.........................      130,275         195,334                --         107,280

The Trust also has adopted a shareholder servicing plan for the Investor C ("Investor C Servicing Plan") and the Investor D ("Investor D Servicing Plan") Shares of the Funds. Pursuant to the Investor C Servicing Plan and the Investor D Servicing Plan, the Funds may pay for certain shareholder support services that are provided to holders of Investor C or Investor D Shares by servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Investor C Servicing Plan and the Investor D Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor C or Investor D Shares, respectively, of the Fund. Fees paid pursuant to the Investor C Servicing Plan and the Investor D Servicing Plan are charged as expenses of Investor C or Investor D Shares, respectively, of a Fund as accrued.

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                      INVESTOR C             INVESTOR D
                                                                    SERVICING PLAN         SERVICING PLAN
                                                                     ----------------------------------
      Government Money Market Fund...............................      $  2,573                  $4
      Tax Exempt Fund............................................        43,328                   2

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended November 30, 1995, the effective rates paid by the Funds, as a percentage of average daily net assets, under the shareholder servicing and distribution plans were as follows:

                                      TRUST B                 INVESTOR A                INVESTOR B   INVESTOR C   INVESTOR D
                                     SERVICING   INVESTOR A   SERVICING    INVESTOR B   SERVICING    SERVICING    SERVICING
                                       PLAN         PLAN         PLAN         PLAN         PLAN         PLAN         PLAN
                                           ---------------------------------------------------------------------------
    Government Money Market Fund....  0.25%       0.10%        0.25%          --         0.25%        0.25%        0.25%
    Tax Exempt Fund.................  0.25%       0.10%        0.15%          --         0.20%        0.15%        0.15%

4.  SHARES OF BENEFICIAL INTEREST.

As of November 30, 1995, an unlimited number of shares without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

5.  LINE OF CREDIT.

The Trust and Nations Fund, Inc. participate in a $25 million line of credit provided by Mellon Bank, N.A. (the "Bank") under a Line of Credit Agreement (the "Agreement") dated March 17, 1994. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $10 million or 5% of its net assets. Interest on borrowings is payable either at the higher of the Bank's Money Market Rate or the London Interbank Offered Rate (LIBOR) plus 0.25% on an annualized basis. The Funds and the other affiliated entities are charged an aggregate commitment fee of 0.25% per annum on the amount of the line of credit. Each Fund is liable only for that portion of any commitment with respect to such Fund and shall not be liable for the portion of the commitment fee of any other fund. The Agreement requires, among other things, that each participating Fund maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. During the year ended November 30, 1995, neither of the Funds borrowed under the Agreement.

6.  CAPITAL LOSS CARRYFORWARD.

At November 30, 1995, the Funds had available for Federal income tax purposes the following unused capital losses:

                                                      LOSSES DEFERRED      LOSSES DEFERRED      LOSSES DEFERRED
                                                        EXPIRING IN          EXPIRING IN          EXPIRING IN
                                                           2001                 2002                 2003
                                                        -----------------------------------------------------
    Government Money Market Fund....................      --                   $ 2,605              $58,645
    Tax Exempt Fund.................................      $23,264               16,054               29,615

7.  SUBSEQUENT EVENT.

Effective January 1, 1996, NationsBanc Advisors, Inc. will become the investment advisor to the Trust. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. will become the sub-advisor to the Trust. Both NationsBanc Advisors, Inc. and TradeStreet Investment Associates, Inc. are indirect, wholly-owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Trust.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Money Market Fund and Nations Tax Exempt Fund (each a Fund of Nations Fund Trust, hereafter referred to as the "Trust") at November 30, 1995 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 19, 1996

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

This report is submitted for the general information of shareholders of Nations Fund Trust. This material must be accompanied or preceded by a Nations Fund prospectus.

[NATIONS FUND CORPORATION LOGO]                                     ------------
PO Box 34602                                                        ------------
Charlotte, NC 28234-4602                                              BULK RATE
Toll Free 1-800-982-2271                                            U.S. POSTAGE
                                                                        PAID
                                                                     BOSTON, MA
                                                                     PERMIT NO.
                                                                        54201
                                                                    ------------
                                                                    ------------

AR4 = 11/95

[NATIONS FUND LOGO]

NATIONS VALUE FUND

NATIONS CAPITAL GROWTH FUND

NATIONS EMERGING GROWTH FUND

NATIONS BALANCED ASSETS FUND

NATIONS EQUITY INDEX FUND

NATIONS DISCIPLINED EQUITY FUND

ANNUAL

For the Year Ended November 30, 1995

REPORT

   NOT
   FDIC-                                  MAY LOSE VALUE
   INSURED                                NO BANK GUARANTEE

NATIONS FUND DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUND INVESTMENT ADVISER: NATIONSBANK, N.A. ("NATIONSBANK")

NATIONS FUND TRUST

DEAR SHAREHOLDER:

We are pleased to present the annual report for Nations Fund Trust for the fiscal year ended November 30, 1995. During this period of bullish growth across many financial markets, assets of the Nations Fund family of mutual funds surpassed the $17 billion level.

Overall, 1995 marked a period that many investors will look back upon with great fondness in the years to come. It offered the potential for investors to enjoy significant returns in an environment marked by subdued volatility. As we look forward to the opportunities 1996 presents, it is appropriate to reflect upon the conclusions that can be drawn from market performance over the past twelve months.

FINANCIAL MARKETS SUMMARY

The past year produced ideal market conditions for U.S. financial assets. Historians might well cite 1995 as the definitive case study of a bull market. Indeed, four factors coincided to make 1995 memorable. The U.S. economy grew at a moderate pace. Inflation slowed more than most observers anticipated. Both the executive and legislative branches of the U.S. government embraced a commitment to reduce the federal deficit and U.S. corporations continued to produce strong profitability. As a result, those who owned financial assets enjoyed strong performance without having this performance eroded or undermined by the threats of an overheated economy, creeping inflation or unbridled federal spending.

How could U.S. corporations produce strong profits without the pricing power of inflation, the tail wind of economic strength or the catalyst of government spending? Clearly, productivity and restructuring played an important role as U.S. companies expanded margins. Moreover, profits earned abroad helped to expand earnings for many companies. And the technology sector of the economy played an important role as computers and telecommunications helped reshape many companies.

On the international front, foreign stock markets lagged behind the U.S. equity bull market. Foreign bond markets, with the exception of Japan, performed in line with the U.S. bond market, providing double digit returns for bond investors. A closer look at stock market facts actually show that foreign market returns for 1995 were in line with their 1994 returns when foreign markets outperformed the U.S. market by a sizable margin. The generally low correlation between the U.S. and foreign stock markets continues to provide opportunities for the portfolio diversification desired by many prudent investors. It is the primary reason that diversifying overseas has become an important asset allocation decision today.

The year also produced a record number of strategic mergers both domestically and internationally. In numerous industries, companies forged ties in order to build long-term profitability. Among others, Banking, Broadcasting, Basic Industry, Software and Health Care experienced strong deal activity. Unlike prior merger cycles, most of these deals were not merely the result of financial engineering.

Overall, 1995 was an important reminder regarding the value of long-term investing. As we entered 1995, investors might have been discouraged by the meager U.S. returns of the prior year. Moreover, some investors might have been tempted to take profits early in the year as the U.S. rally unfolded. The winners in 1995 appear to have been those individuals and institutions with the patience and vision for the long haul.

FINANCIAL OUTLOOK

Investors can reap significant rewards when long-term investment discipline intersects with ideal market conditions. This was the story for 1995.

But what about 1996? Must a bear market necessarily follow the bull market of 1995? Can interest rates continue to fall (and bond prices rise) and stocks continue to rally at a torrid pace? We do not think that a strong bull market necessarily must be followed by a big market sell-off. As long as the financial environment remains favorable, prices can continue to appreciate. However, we do not anticipate the pace of appreciation to be nearly as rapid or steady.

What about investing overseas? Should we expect a reversal of last year with foreign stock markets outperforming U.S. stock markets in 1996? Over the long term, there is a close correlation between real economic growth rates achieved by a country and the performance of that country's stock market. Many of the world's fastest growing economies are located in the Pacific Rim and it is here where we see some of the most exciting opportunities for 1996 and beyond. We also see opportunities in Japan, the world's largest economy and stock market outside the United States, as it recovers from its recent problems. Fundamentally, the fast growing Pacific Rim markets should outperform other world markets, while the more developed countries will be reacting to the same investment environment that exists in the United States.

While moderate economic conditions, low inflation and fiscal restraint are likely to persist in 1996, corporate profitability is likely to slow. As a result, we should not expect to see a market rally that is as broad as 1995, and we should expect to see periodic corrections in both stocks and bonds. However, even without strong earnings as an ally, the general market environment should be positive enough to provide the potential for reasonable returns for investors in the new year. Of course, it is not possible to predict market activity with any certainty.

Thank you for placing your confidence in Nations Fund. We hope the information contained in this report proves valuable as you pursue your investment goals.

Sincerely,

/s/ A. MAX WALKER
----------------------
A. Max Walker
President and Chairman
of the Board

November 30, 1995

We are pleased to present the following general investment strategies that investors may want to consider. Specific investment decisions should always be based on an analysis of your individual financial goals, tolerance for risk, and investment timeframe.

PREPARE FOR 1996 WITH A
QUICK FINANCIAL REVIEW
--------------------------------------------------------------------------------

Nineteen hundred ninety-five was an exciting year for investors. The Dow Jones Industrial Average (DJIA) surged past the 5000 mark, breaking record after record along the way. The National Association of Securities Dealers Automated Quotations system (NASDAQ), Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500) and New York Stock Exchange (NYSE) indices also reached record levels. During this same period, falling interest rates resulted in a bond rally, driving bond prices up and bond yields down.

DO CHANGES IN MARKET CONDITIONS WARRANT CHANGES IN YOUR
INVESTMENT STRATEGY?

Not necessarily. Short-term market performance should mean very little if your investment goals are long-term in nature. For example, before leaping to take profits when the stock market reaches new highs, as a long-term investor, you should always consider why you invested in stocks in the first place.

If you're seeking long-term gains, a dramatic shift in your strategy today may lead to difficult decisions later regarding when to get back into the stock market -- something that is very difficult to time. That's why most financial advisers encourage a proactive, rather than reactive, approach to investing. A proactive approach involves careful planning, goal setting and a long-term outlook.

As you begin to put your financial affairs in order for the new year, consider the following:

HAVE YOUR INVESTMENT OBJECTIVES CHANGED?

A new job, retirement, the birth of a child or loss of a loved one are among the many lifestyle changes that can have a significant impact on your finances. Perhaps you need to establish a college fund for a child or grandchild. Or, as you're approaching retirement, you're seeking a more conservative investment strategy geared toward asset preservation. These are valid reasons to reassess your investment goals and objectives as well as how your assets are allocated among the various investment classes.

ARE YOUR INVESTMENT ASSETS PROPERLY ALLOCATED?

Maintaining a portfolio that is adequately diversified among the primary asset classes is an important investment principle. In fact, according to an independent study of 82 pension funds over a 10-year period, over 91% of an investment portfolio's return is driven by asset allocation.*

CAN YOU REDUCE YOUR TAXABLE INCOME?

An inheritance, a significant salary increase or relocating to another state can impact your tax situation. If you need to reduce the amount of your income that is subject to taxes, consider tax-exempt investments. Investing in municipal bond funds may be one effective choice because the income you earn on municipal bond funds is generally exempt from federal income taxes.** Also state-specific municipal bond funds seek income that is exempt from both federal, state and local income taxes.

---------------

 * Source: Financial Analysts Journal, May/June 1991: Determinants Of Portfolio Performance II: An Update, by Gary Brinson, Brian Singer and Gilbert Beebower.

** Income derived from municipal bond funds may be subject to state and local taxes and, for certain investors, may be subject to the federal Alternative Minimum Tax (AMT).

ARE YOUR RETIREMENT PLANS ON TRACK?

Many financial experts agree that you will need 80% of your pre-retirement income to maintain a comfortable lifestyle during your retirement years. However, the Social Security Administration reports that many Americans save only one-third of what they will need. While Social Security benefits are an important component of retirement assets, most of us realize that these benefits are not likely to be enough. Even combined with your company pension plan, you may still fall short. Greater emphasis will continue to be placed on personal investments to complete the retirement picture.

Proper asset allocation, one of the strongest drivers of portfolio return, is particularly important where retirement investments are concerned. It's important to determine if your retirement assets are properly allocated to provide the growth you need without taking on undue risk.

WHAT'S RIGHT FOR YOU?

Before making any changes in your investment strategy, take time to understand the relationship between investment risk and investment reward. Generally, the greater the potential for investment reward, such as growth from stock investments, the greater the risk. Consider whether your timeframe is adequate to compensate for potential market downturns.

In determining the level of investment risk you are comfortable with, consider the following:

- STOCKS ARE LONG-TERM INVESTMENT VEHICLES. Since stocks offer the strongest potential for growth among the asset classes, stock market investments are generally suitable for pursuing long-term investment goals. Investors pursuing short-term investment goals may wish to consider shifting assets toward investments with greater price stability.

- BOND INVESTMENTS OFFER GREATER STABILITY THAN STOCKS, BUT ARE NOT WITHOUT RISK. The types of risk a bond investor will incur include credit risk and interest-rate risk, both of which can affect a bond's price and yield. In addition, while bonds generally are not as volatile as stocks, they also do not offer the growth potential found in stock market investments. A portfolio that contains only bond investments may hurt your potential to outpace inflation over time.

- INTERNATIONAL STOCKS AND BONDS OFFER GREATER DIVERSIFICATION. Although international investing presents additional risks such as political, currency and liquidity risk, the diversification benefits can increase the potential for higher overall portfolio returns and lower portfolio risk.

- AVOID PLACING ALL OF YOUR EGGS IN ONE BASKET. Spread your investment dollars among stock, bond and money market investments to help reduce the risk and impact of principal loss should a particular investment perform poorly.

THE NATIONS FUND ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as your financial objectives or market conditions change. The Nations Fund family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBank, N.A. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

LOGO

For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at 1-(800) 982-2271.

---------------
* The Nations Fund family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

                               NATIONS VALUE FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     The Fund is managed by Sharon Herrmann. Ms. Herrmann joined NationsBank in 1970, and is Senior Vice President and Director of the Value Equity Group. She holds the designation of Chartered Financial Analyst and is a member of the Association for Investment Management and Research.

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek long-term capital growth with income a secondary consideration.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Value Fund Trust A Shares provided a total return of 34.53%, the strongest performance in its six-year history.

PORTFOLIO MANAGER OVERVIEW

     In the following interview, Ms. Herrmann shares her thoughts on Nations Value Fund and conditions affecting its performance over the fiscal year ended November 30, 1995.

PLEASE DESCRIBE HOW THE FUND PERFORMED UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS.
     The stock market had the wind at its back over the last year, thriving in the favorable environment of low inflation, steady but moderate economic growth, and the expectation of sound fiscal policy initiatives emanating from Congress and the White House. This also provided a favorable environment for Nations Value Fund. The Fund's style focuses on companies selling at low prices relative to the earnings they are expected to generate. For the majority of companies owned by the Fund, earnings met or exceeded Wall Street analysts' expectations. This translated into attractive performance for the Fund.

WHAT SECTORS/STOCK SELECTION IN PARTICULAR WERE FAVORABLE FOR THE FUND?**
     The Fund's consistent approach of broad diversification across many industries and companies, coupled with owning attractively-priced companies relative to their inherent value, was a winning formula in this strong market environment. Consumer Staples, Finance, Health Care, Technology, Capital Goods and Transportation showed gains that were better than the overall market. Stock selection was rewarded in Technology, specifically semiconductor companies such as Intel Corporation and Texas Instruments, Inc., which had price increases of 93% and 55%, respectively. The Fund also benefited from a 151% price increase in Sun Microsystems Inc., a major supplier of network-based computing systems, such as those utilized by Internet users.

     Bank stocks held by the portfolio were also tremendous performers; the sector as a whole increased 47.7%. Outstanding names were Chemical Bank (in its pending merger with Chase Manhattan), Crestar Financial Corporation in the regional bank area and Citicorp in the major money center area. The Fund also benefited from its hedge against a decline in the Financial sector by investing in financially sound Energy companies such as Mobil Corporation, Royal Dutch Petroleum Company and Amoco Corporation.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?
     We believe Nations Value Fund will continue to deliver attractive total returns relative to the market over the coming year. The portfolio will be structured to continue to take advantage of companies trading at low prices relative to the earnings they are expected to generate in a broad array of sectors, such as Energy, Finance, Utilities, Consumer Staples and Transportation. Currently, the Fund's valuation level is more attractive than the overall stock market, selling at a modest price-to-earnings multiple of just
12.5 times weighted average earnings for 1996. This compares favorably with the S&P 500*** which, according to our estimates, is currently selling at 17 times 1996 earnings.

---------------

  * The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or the administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

 ** Portfolio holdings are subject to change and may not be representative of current holdings.

*** Source: Standard & Poor's Corporation. The S&P 500 is a market capitalization weighted price index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NATIONS FUND TRUST
Nations Value Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95


Producer Durables .................   14.7%
Financial Services ................   12.4%
Energy ............................   10.9%
Consumer Discretionary ............    8.8%
Health Care .......................    8.7%
Auto & Transportation .............    7.2%
Utilities .........................    6.2%
Telecommunications ................    6.2%
Materials & Processing ............    5.4%
Repurchase Agreement and Other
  Assets and Liabilities (Net).....    5.3%
Consumer Staples ..................    4.9%
Other Common Stocks ...............    4.8%
Technology ........................    4.5%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       26.51%        34.22%
     11/30/95
                   ---------------------
     FIVE YEARS
     ENDED            14.63%        16.00%
     11/30/95
                   ---------------------
     INCEPTION
     (12/06/89)       12.06%        13.17%
     THROUGH
     11/30/95
                   ---------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Value Fund
on December 6, 1989
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.


                          Growth of Investment
                           With Distributions                   Standard &
Date                           Reinvested                       Poor's 500
-----                     --------------------                  ----------
12/06/89                        $ 9,245                           $10,000

02/90                           $ 9,286                           $ 9,676

05/90                           $10,088                           $10,627

08/90                           $ 9,158                           $ 9,571

11/90                           $ 9,410                           $ 9,653

02/91                           $10,913                           $11,092

05/91                           $11,636                           $11,877

08/91                           $11,668                           $12,141

11/91                           $11,179                           $11,612

02/92                           $12,576                           $12,861

05/92                           $12,621                           $13,045

08/92                           $12,490                           $13,102

11/92                           $13,074                           $13,753

02/93                           $13,369                           $14,229

05/93                           $14,031                           $14,557

08/93                           $14,811                           $15,091

11/93                           $14,748                           $15,139

02/94                           $15,679                           $15,413

05/94                           $15,101                           $15,175

08/94                           $15,591                           $15,915

11/94                           $14,723                           $15,297

02/95                           $15,702                           $16,546

05/95                           $17,447                           $18,234

08/95                           $18,626                           $19,323

11/95                           $19,762                           $20,946

-------------------
Assumes the deduction of the maximum sales charge of 5.75% and the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

                                           -------------------------------------
                                              TOP TEN HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 11/30/95

                                            1. ITT Corporation                                2.5%
                                            2. Bristol-Myers Squibb                           2.2
                                            3. First Brands Corporation                       2.0
                                            4. BellSouth Corporation                          1.9
                                            5. Lockheed Martin Corporation                    1.9
                                            6. Raytheon Company                               1.8
                                            7. Xerox Corporation                              1.8
                                            8. Royal Dutch Petroleum Company, ADR             1.8
                                            9. Mead Corporation                               1.8
                                           10. PepsiCo Inc.                                   1.8

NATIONS FUND TRUST
Nations Value Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      32.15%*        33.15%
     11/30/95
                   ---------------------
     INCEPTION
     (06/17/92)       14.24%        14.24%
     THROUGH
     11/30/95
                   ---------------------
                   *Adjusted      Not
                   for maximum    adjusted
                   contingent     for
                   deferred       contingent
                   sales charge   deferred
                   of 1.00%       sales
                                  charge

----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Value Fund
on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                        Growth of Investment       Standard & Poor's
                         with Distributions          500 Composite
Date                         Reinvested            Stock Price Index
06/17/92                         $10,000                  $10,000
08/92                            $10,275                  $10,196
11/92                            $10,733                  $10,702
02/93                            $10,943                  $11,073
05/93                            $11,458                  $11,328
08/93                            $12,078                  $11,743
11/93                            $12,005                  $11,781
02/94                            $12,735                  $11,994
05/94                            $12,245                  $11,809
08/94                            $12,621                  $12,384
11/94                            $11,894                  $11,904
02/95                            $12,656                  $12,875
05/95                            $14,039                  $14,189
08/95                            $14,967                  $15,037
11/95                            $15,837                  $16,300

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

-------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      28.55%       33.55%
     11/30/95
                  ----------------------
     INCEPTION
     (06/07/93)      13.57%       14.57%
     THROUGH
     11/30/95
                  ----------------------
                  Adjusted for  Not
                  maximum       adjusted
                  applicable    for
                  contingent    contingent
                  deferred      deferred
                  sales charge  sales
                                charge

----------------------------
The chart to the right shows
the growth in value of a
hypothetical $$10,000
investment in Investor N
Shares of Nations Value Fund
on June 7, 1993 (inception).
Figures for the Standard &
Poor's 500, an unmanaged
index of 500 widely held
common stocks, include
reinvestment of dividends.

                        Growth of Investment       Standard & Poor's
                         with Distributions          500 Composite
Date                         Reinvested            Stock Price Index
06/07/93                         $10,000                  $10,000
08/93                            $10,624                  $10,367
11/93                            $10,565                  $10,400
02/94                            $11,216                  $10,588
05/94                            $10,786                  $10,425
08/94                            $11,126                  $10,933
11/94                            $10,492                  $10,508
02/95                            $11,178                  $11,366
05/95                            $12,401                  $12,526
08/95                            $13,227                  $13,275
11/95                            $13,712                  $14,390

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Value Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             34.53%
     11/30/95
                   ---------------------
     FIVE YEARS
     ENDED                  16.16%
     11/30/95
                   ---------------------
     INCEPTION
     (09/19/89)             12.89%
     THROUGH
     11/30/95

----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Value Fund on
September 19, 1989
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.


                          Growth of Investment
                           With Distributions                   Standard &
Date                           Reinvested                       Poor's 500
-----                     --------------------                  ----------
09/89                           $10,000                         $10,000

11/89                           $10,040                         $ 9,966

02/90                           $ 9,892                         $ 9,643

05/90                           $10,746                         $10,591

08/90                           $ 9,756                         $ 9,539

11/90                           $10,024                         $ 9,621

02/91                           $11,625                         $11,055

05/91                           $12,395                         $11,837

08/91                           $12,430                         $12,100

11/91                           $11,908                         $11,573

02/92                           $13,396                         $12,818

05/92                           $13,445                         $13,001

08/92                           $13,307                         $13,058

11/92                           $13,932                         $13,707

02/93                           $14,265                         $14,182

05/93                           $14,986                         $14,508

08/93                           $15,827                         $15,040

11/93                           $15,770                         $15,088

02/94                           $16,771                         $15,361

05/94                           $16,139                         $15,124

08/94                           $16,685                         $15,861

11/94                           $15,756                         $15,246

02/95                           $16,813                         $16,490

05/95                           $18,693                         $18,173

08/95                           $19,967                         $19,259

11/95                           $21,198                         $20,876

-------------------
Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                          NATIONS CAPITAL GROWTH FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     The Fund is managed by Phil Sanders. Mr. Sanders joined NationsBank in 1988, and is Senior Vice President and Portfolio Manager of the Growth Equity Group. He has been managing Nations Capital Growth Fund since 1995. Prior to this assignment, he was the Portfolio Manager of Nations Balanced Target Maturity Fund and Co-Manager of the Value Equity Group. Mr. Sanders is a Chartered Financial Analyst and a member of the Association for Investment Management Research.

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek long-term capital appreciation.

PERFORMANCE REVIEW

     For the one-year period ended November 30, 1995, Nations Capital Growth Fund Trust A Shares provided a total return of 30.96%.

PORTFOLIO MANAGER OVERVIEW

     In the following interview, Mr. Sanders shares his thoughts on Nations Capital Growth Fund and conditions affecting its performance over the fiscal year ended November 30, 1995.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED DURING THE REPORTING PERIOD?
     Market conditions were generally favorable for the overall stock market and for growth investors over the past year. Corporate profits were strong, inflation was relatively benign and interest rates declined. In turn, this presented a favorable environment for investors in Nations Capital Growth Fund.

WHAT TYPES OF STOCKS DO YOU LOOK FOR?
     We look for companies that are well positioned to benefit from sustainable, secular growth trends currently embedded in the marketplace. These trends can be associated with demographics, emerging technologies, deregulation, changes in consumer spending patterns, etc. The companies we invest in tend to be market leaders and innovators in their respective fields. Furthermore, we look for a competitive edge that will allow these companies to sustain their attractive growth rates and potentially report earnings above consensus expectations.

WHAT SECTORS AND SPECIFIC COMPANIES WERE MOST ATTRACTIVE OVER THE REPORTING PERIOD?*
     Three sectors in particular stood out over the past year: Technology, Health Care and Financials. The Technology sector benefited from an increase in productivity-driven capital spending, powerful new product cycles and growing demand for advanced telecommunications services. Within the sector, particular emphasis was placed on computer networking and semiconductor companies which have seen a surge in global demand for their products and services. Two specific companies that stood out over the past year were Intel Corporation and cisco Systems Inc. Through its introduction of the Pentium microprocessor, Intel has maintained its status as the global leader in the semiconductor industry. As such, it continues to benefit from surging demand for personal computers. Similarly, cisco Systems witnessed accelerating demand for its products and services as companies invested heavily in developing internal computer networks. cisco Systems' product line is also a prime beneficiary of the expansion of the Internet infrastructure.

     Adjusting well to the increasingly competitive operating environment in the Health Care sector, major pharmaceutical companies such as Merck & Company Inc. and Pfizer Inc. performed very well last year. Bottom-line results benefited from new product introduction, continued strong demand for existing products and cost-reduction efforts. Investor sentiment in the industry has also improved with the reduction in regulatory and political rhetoric that seemed so pervasive a couple of years ago.
---------------

* Portfolio holdings are subject to change and may not be representative of current holdings.

     Finally, Banks and other financial services companies performed well over the past year given the favorable interest-rate environment. In particular, Citicorp and MGIC Investment Corp. (a leading provider of private mortgage insurance) were especially strong performers.

HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN THE WAY THE PORTFOLIO IS MANAGED?
     We have diversified the Fund's holdings quite a bit more over the past six months, both increasing the total number of stocks owned and broadening exposure across more industries. The Technology sector continues to be overweighted versus the S&P 500, but exposure is well balanced across numerous hardware, software, networking, semiconductor and telecommunications companies. Commitment to the Energy sector has also been stepped up through increased exposure to selective growth opportunities in the natural gas and oil service industries.

WHAT SECTORS LOOK ATTRACTIVE GOING FORWARD?
     We still see attractive long-term investment opportunities in Technology. This sector continues to benefit from a multitude of positive trends such as an increased focus on productivity driven capital spending, powerful new product cycles, the proliferation of multi-media PCs into the consumer market and both deregulation and emerging competition in the telecommunications industry. Despite a recent slowdown in unsustainable high growth rates and some expected volatility in the group, we believe the sector's long-term fundamentals remain very favorable.

     Also, we still see opportunities in many high quality Health Care issues that possess attractive valuations and favorable earnings revision trends. The group's solid fundamentals and relatively visible earnings outlook appears increasingly appealing in the current slow growth economic environment. Finally, despite a generally weak retail environment, we are attracted to certain home improvement and office supply superstore companies that are well positioned to benefit from changing consumer spending patterns and industry consolidation trends.

NATIONS FUND TRUST
Nations Capital Growth Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95

Technology ...........................  16.6%
Telecommunications ...................  14.3%
Health Care ..........................  13.0%
Producer Durables ....................  12.3%
Financial Services ...................  11.0%
Energy ...............................   9.2%
Consumer Discretionary ...............   9.1%
Repurchase Agreement and Other
Assets and Liabilities (Net) .........   4.5%
Consumer Staples .....................   3.7%
Materials & Processing ...............   3.4%
Other Common Stocks ..................   2.9%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

-----------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------
     YEAR ENDED       23.19%        30.70%
     11/30/95
                   ----------------------
     INCEPTION
     (10/02/92)       11.25%        13.36%
     THROUGH
     11/30/95
                   ----------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Capital
Growth Fund on October 2,
1992 (inception). Figures
for the Standard & Poor's
500, an unmanaged index of
500 widely held common
stocks, include reinvestment
of dividends.

-------------------------------------------------------------------------------

                        Growth of Investment
                         with Distributions         Standard & Poor's
Date                         Reinvested                   500
10/02/92                        $ 9,425                 $10,000
11/92                           $10,056
02/93                           $10,100                 $10,346
05/93                           $10,125                 $10,584
08/93                           $10,448                 $10,973
11/93                           $10,515                 $11,008
02/94                           $11,122                 $11,207
05/94                           $10,658                 $11,034
08/94                           $11,101                 $11,572
11/94                           $10,718                 $11,122
02/95                           $11,155                 $12,030
05/95                           $12,119                 $13,258
08/95                           $13,379                 $14,050
11/95                           $14,009                 $15,801

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

                                           -------------------------------------
                                              TOP TEN HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 11/30/95

                                            1. General Electric Company                       2.6%
                                            2. Mobil Corporation                              2.2
                                            3. Procter & Gamble Company                       2.2
                                            4. cisco Systems Inc.                             2.2
                                            5. Emerson Electric Company                       2.1
                                            6. AlliedSignal Inc.                              2.0
                                            7. Intel Corporation                              1.9
                                            8. Johnson & Johnson                              1.8
                                            9. PepsiCo Inc.                                   1.8
                                           10. Applied Materials Inc.                         1.7

NATIONS FUND TRUST
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

     ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------
     YEAR ENDED      28.61%*        29.61%
     11/30/95
                  ---------------------
     INCEPTION
     (10/02/92)      12.48%         12.48%
     THROUGH
     11/30/95
                  ---------------------
                  *Adjusted       Not
                  for             adjusted
                  maximum         for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  of 1.00%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Capital
Growth Fund on October 2,
1992 (inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

-------------------------------------------------------------------------------

                        Growth of Investment       Standard & Poor's
                         with Distributions          500 Composite
Date                         Reinvested            Stock Price Index
10/02/92                        $10,000                 $10,000
11/92                           $10,670                 $10,375
02/93                           $10,671                 $10,734
05/93                           $10,681                 $10,981
08/93                           $11,005                 $11,384
11/93                           $11,055                 $11,420
02/94                           $11,672                 $11,627
05/94                           $11,169                 $11,448
08/94                           $11,601                 $12,006
11/94                           $11,189                 $11,540
02/95                           $11,620                 $12,482
05/95                           $12,598                 $13,755
08/95                           $13,885                 $14,577
11/95                           $14,502                 $15,801

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

     ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------
     YEAR ENDED      24.80%         29.80%
     11/30/95
                  ---------------------
     INCEPTION
     (06/07/93)      12.78%         13.79%
     THROUGH
     11/30/95
                  ---------------------
                  Adjusted        Not
                  for maximum     adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Capital
Growth Fund on June 7, 1993
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

-------------------------------------------------------------------------------

                        Growth of Investment       Standard & Poor's
                         with Distributions          500 Composite
Date                         Reinvested            Stock Price Index
06/07/93                        $10,000                 $10,000
08/93                           $10,448                 $10,367
11/93                           $10,495                 $10,400
02/94                           $11,069                 $10,588
05/94                           $10,594                 $10,425
08/94                           $11,012                 $10,933
11/94                           $10,613                 $10,508
02/95                           $11,030                 $11,366
05/95                           $11,955                 $12,526
08/95                           $13,182                 $13,275
11/95                           $13,476                 $14,390

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
                                                                            LOGO
                                                                            LOGO

NATIONS FUND TRUST
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             30.96%
     11/30/95
                   ---------------------
     INCEPTION
     (09/30/92)             13.61%
     THROUGH
     11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Capital Growth
Fund on September 30, 1992
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                          Growth of
                        Investment with
                         Distributions          Standard &
Date                      Reinvested            Poor's 500
----                    ---------------         ----------
09/30/92                  $10,000                 $10,000

11/92                     $10,680                 $10,000

02/93                     $10,729                 $10,346

05/93                     $10,760                 $10,584

08/93                     $11,119                 $10,973

11/93                     $11,197                 $11,008

02/94                     $11,838                 $11,207

05/94                     $11,360                 $11,034

08/94                     $11,839                 $11,572

11/94                     $11,437                 $11,122

02/95                     $11,910                 $12,030

05/95                     $12,945                 $13,258

08/95                     $14,308                 $14,050

11/95                     $14,978                 $15,801


----------

Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
                                                                            LOGO

                          NATIONS EMERGING GROWTH FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     The Fund is managed by Jack Smiley. Mr. Smiley has over 25 years of investment experience. He joined NationsBank in 1980, and is a Senior Vice President and Equity Portfolio Manager of the Growth Equity Group. Mr. Smiley earned his Chartered Financial Analyst designation in 1984.

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek capital appreciation.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Emerging Growth Fund Trust A Shares provided a total return of 29.95%.

PORTFOLIO MANAGER OVERVIEW

     In the following interview, Mr. Smiley shares his thoughts on Nations Emerging Growth Fund and conditions affecting its performance over the fiscal year ended November 30, 1995.

BRIEFLY DESCRIBE THE FUND'S INVESTMENT STYLE.
     The Fund looks for companies with less than $1 billion in sales that have very attractive earnings growth rates. The Fund also has a valuation discipline that signals when a stock has become too expensive relative to companies with similar growth rates and, thus, should be sold.

HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?
     The stock market thrived in the favorable environment of moderate economic growth and low inflation. These factors, combined with low interest rates, also provided for an accommodating bond market: price-to-earnings multiples expanded, which increased the expected earnings growth potential for fast-growing companies. However, the Fund's performance was restrained a bit due to the valuation discipline. Many of the stocks that were up 100%-150% in 1995 had higher price-to-earnings multiples--higher prices relative to the earnings they were expected to generate--than we were willing to pay. We saw risk in some of those stocks and did not purchase them. For that reason, performance was restrained.

WHAT SECTORS AND TYPES OF COMPANIES WERE MOST ATTRACTIVE?
     The Fund benefited from the Telecommunications sector, particularly networking companies involved in technologies that link facilities to each other for voice, data, and video communications. In Health Care, physician practice management companies were good performers. These companies buy and manage medical practices so doctors can concentrate on performing their medical specialties. They also allow the doctors to be competitive and negotiate fees with the health maintenance organizations. In the Services sector, the Fund benefited from companies that provide information technology to hospitals and practice management. Recordkeeping, communications and software systems enable the hospitals and doctors to be better managed.

WHAT SECTORS AND INDUSTRIES LOOK FAVORABLE/LESS FAVORABLE GOING FORWARD?
     Those areas that have been favorable over the past year continue to show strong earnings growth momentum. Health Care information systems, telecommunications and niche-theme restaurant chains all look good. Another exciting industry group is educational and recreational software for personal computers. In the latter part of 1996, shopping on the Internet will become available. Instead of purchasing from a catalog, consumers will simply click on an advertisement to buy an item.

     Less attractive sectors include Regional Banks, which appear overvalued and expensive, and Retailing, where profits are under pressure.

---------------

* The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or the administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

LARGE-CAP STOCKS TYPICALLY HAVE OUTPERFORMED SMALL-CAP STOCKS OVER THE PAST YEAR. DO YOU THINK THIS WILL CHANGE OVER THE NEXT 12 MONTHS?
     Yes, I do. In fact, I believe small-caps will outperform large-caps in the next six to twelve months. Price-to-earnings multiples on many large-cap stocks are selling at 100% of their growth rates, while the price-to-earnings multiples on small-cap stocks are selling at a discount to their growth rates. In addition, we believe interest rates will decline and inflation will be low, which will benefit the smaller company stocks.

NATIONS FUND TRUST
Nations Emerging Growth Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95


Consumer Discretionary ............   19.5%
Technology ........................   16.5%
Health Care .......................   14.2%
Producer Durables .................   11.7%
Repurchase Agreement and Other
  Assets and Liabilities (Net) ....   10.2%
Telecommunications ................    9.7%
Energy ............................    6.8%
Financial Services ................    4.3%
Consumer Staples ..................    2.5%
Other Common Stocks ...............    2.2%
Auto & Transportation .............    1.2%
Materials & Processing ............    1.2%


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95*

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       22.20%        29.65%
     11/30/95
                   ---------------------
     INCEPTION
     (12/10/92)       12.61%        14.87%
     THROUGH
     11/30/95
                   ---------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Emerging
Growth Fund on December 10,
1992 (inception). Figures
for the Standard & Poor's
500, an unmanaged index of
500 widely held common
stocks, include reinvestment
of dividends. Figures for
the Standard & Poor's
Smallcap 600 Index, which
measures the performance of
selected U.S. stocks with a
small market capitalization,
include reinvestment of
dividends.

*The annual report for the
fiscal year ended November
30, 1994 compared the Fund's
performance to the Standard
& Poor's 500. The benchmark
for the Fund was changed to
the Standard & Poor's
Smallcap 600 Index which is
a more appropriate index
because the Fund is a small
market capitalization fund.
The Standard & Poor's 500,
on the other hand, measures
the performance of the
stocks of companies with a
large market capitalization.


                          Growth of Investment
                           With Distributions               Standard & Poor's              Standard &
Date                           Reinvested                  Smallcap 600 Index              Poor's 500
12/10/92                        $ 9,245                          $10,000                    $10,000

02/93                           $ 9,273                          $10,303                    $10,346

05/93                           $ 9,611                          $10,830                    $10,584

08/93                           $10,194                          $11,563                    $10,973

11/93                           $10,366                          $11,748                    $11,008

02/94                           $11,288                          $12,397                    $11,207

05/94                           $10,262                          $11,417                    $11,034

08/94                           $11,085                          $11,849                    $11,572

11/94                           $10,978                          $11,195                    $11,122

02/95                           $11,220                          $11,737                    $12,030

05/95                           $11,964                          $12,398                    $13,258

08/95                           $13,721                          $14,348                    $14,050

11/95                           $14,234                          $14,506                    $15,230

-------------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

                                           -------------------------------------
                                              TOP TEN HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 11/30/95

                                            1. HBO & Company                                  1.6%
                                            2. Stryker Corporation                            1.6
                                            3. Callaway Golf Company                          1.5
                                            4. Boston Chicken Inc.                            1.5
                                            5. Aspect Telecommunications Corporation          1.4
                                            6. Norwest Corporation                            1.4
                                            7. BJ Services Inc.                               1.4
                                            8. Symbol Technologies Inc.                       1.4
                                            9. Mylan Labs, Inc.                               1.4
                                           10. Just For Feet Inc.                             1.3

NATIONS FUND TRUST
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95*

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      27.67%*        28.67%
     11/30/95
                  ---------------------
     INCEPTION
     (12/18/92)      14.08%         14.08%
     THROUGH
     11/30/95
                  ---------------------
                  *Adjusted       Not
                  for maximum     adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Emerging
Growth Fund on December 18,
1992 (inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends. Figures for the
Standard & Poor's Smallcap
600 Index, which measures
the performance of selected
U.S. stocks with a small
market capitalization,
include reinvestment of
dividends.

*The annual report for the
fiscal year ended November
30, 1994 compared the Fund's
performance to the Standard
& Poor's 500. The benchmark
for the Fund was changed to
the Standard & Poor's
Smallcap 600 Index which is
a more appropriate index
because the Fund is a small
market capitalization fund.
The Standard & Poor's 500,
on the other hand, measures
the performance of the
stocks of companies with a
large market capitalization.



                                Growth of               Standard & Poor's
                             Investment with                Smallcap            Standards & Poor's
Date                    Distributions Reinvested           600 Index                   500

12/18/92                        $10,000                      $10,000                  $10,000
02/93                           $ 9,808                      $ 9,959                  $10,221
05/93                           $10,152                      $10,468                  $10,456
08/93                           $10,748                      $11,177                  $10,840
11/93                           $10,900                      $11,356                  $10,874
02/94                           $11,855                      $11,983                  $11,071
05/94                           $10,759                      $11,036                  $10,900
08/94                           $11,599                      $11,453                  $11,431
11/94                           $11,466                      $10,821                  $10,988
02/95                           $11,701                      $11,345                  $11,885
05/95                           $12,445                      $11,984                  $13,097
08/95                           $14,243                      $13,869                  $13,880
11/95                           $14,753                      $14,022                  $15,046

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95*

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      23.75%         28.75%
     11/30/95
                  ---------------------
     INCEPTION
     (06/07/93)      16.25%         17.21%
     THROUGH
     11/30/95
                  ---------------------
                  Adjusted        Not
                  for maximum     adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Emerging
Growth Fund on June 7, 1993
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends. Figures for the
Standard & Poor's Smallcap
600 Index, which measures
the performance of selected
U.S. stocks with a small
market capitalization,
include reinvestment of
dividends.

*The annual report for the
fiscal year ended November
30, 1994, compared the
Fund's performance to the
Standard & Poor's 500. The
benchmark for the Fund was
changed to the Standard &
Poor's Smallcap 600 Index
which is a more appropriate
index because the Fund is a
small market capitalization
fund. The Standard & Poor's
500, on the other hand,
measures the performance of
the stocks of companies with
a large market
capitalization.


                                Growth of               Standard & Poor's
                             Investment with                Smallcap            Standards & Poor's
Date                    Distributions Reinvested           600 Index                   500

06/07/93                         $10,000                      $10,000                  $10,000
08/93                            $10,800                      $10,677                  $10,367
11/93                            $10,951                      $10,848                  $10,400
02/94                            $11,907                      $11,477                  $10,588
05/94                            $10,811                      $10,543                  $10,425
08/94                            $11,651                      $10,941                  $10,933
11/94                            $11,518                      $10,337                  $10,508
02/95                            $11,753                      $10,838                  $11,366
05/95                            $12,509                      $11,448                  $12,526
08/95                            $14,308                      $13,249                  $13,275
11/95                            $14,529                      $13,395                  $14,390

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95*

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             29.95%
     11/30/95
                   ---------------------
     INCEPTION
     (12/04/92)             14.59%
     THROUGH
     11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Emerging Growth
Fund on December 4, 1992
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends. Figures for the
Standard & Poor's Smallcap
600 Index, which measures
the performance of selected
U.S. stocks with a small
market capitalization,
include reinvestment of
dividends.

*The annual report for the
fiscal year ended November
30, 1994 compared the Fund's
performance to the Standard
& Poor's 500. The benchmark
for the Fund was changed to
the Standard & Poor's
Smallcap 600 Index which is
a more appropriate index
because the Fund is a small
market capitalization fund.
The Standard & Poor's 500,
on the other hand, measures
the performance of the
stocks of companies with a
large market capitalization.

                           Growth of
                        Investment with         Standard & Poor's
                         Distributions            Smallcap 600          Standard &
Date                      Reinvested                 Index              Poor's 500
----                    ---------------         ---------------         -----------
12/04/92                  $10,000                 $10,000                 $10,000

02/93                     $ 9,712                 $10,303                 $10,346

05/93                     $10,080                 $10,830                 $10,584

08/93                     $10,701                 $11,563                 $10,973

11/93                     $10,881                 $11,748                 $11,008

02/94                     $11,857                 $12,397                 $11,207

05/94                     $10,793                 $11,417                 $11,034

08/94                     $11,664                 $11,849                 $11,572

11/94                     $11,563                 $11,195                 $11,122

02/95                     $11,827                 $11,737                 $12,030

05/95                     $12,616                 $12,398                 $13,258

08/95                     $14,468                 $14,348                 $14,050

11/95                     $15,025                 $14,506                 $15,230


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                          NATIONS BALANCED ASSETS FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     The Fund is managed by Julie Hale. Ms. Hale joined NationsBank in 1991. She is Vice President, Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group. Ms. Hale has 13 years' experience in investment research and portfolio management. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek total investment return through a combination of growth of capital and current income, consistent with the preservation of capital.

PERFORMANCE REVIEW

     For the one-year period ended November 30, 1995, Nations Balanced Assets Fund Trust A Shares provided a total return of 25.27%.

PORTFOLIO MANAGER OVERVIEW

     In the following interview, Ms. Hale shares her thoughts on Nations Balanced Assets Fund and conditions affecting its performance over the fiscal year ended November 30, 1995.

BRIEFLY DESCRIBE THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS.
     The most important factor over the past year was declining interest rates, driven by both moderate economic growth and low inflation. In this environment, both the stock and bond markets benefited, as did Nations Balanced Assets Fund.

WHAT SHIFTS WERE MADE IN THE PORTFOLIO'S OVERALL ASSET ALLOCATION DURING THE REPORTING PERIOD?
     Since the beginning of the reporting period, we raised the Fund's equity position from 55% of the portfolio to 58%, and substantially lowered the bond position from 40% to 32%. The Fund's cash position was raised slightly, to approximately 10% of the portfolio.

ON THE EQUITY SIDE, WHAT DO YOU LOOK FOR WHEN YOU PURCHASE COMPANIES?
     We seek out high-quality companies that have strong long-term fundamentals and earnings growth potential, and are trading at favorable prices relative to their earnings outlook.

WHERE DID YOU FIND STRONG EQUITY PERFORMANCE?*
     The Fund was substantially overweighted in the Technology sector this past year, which enhanced equity returns. The Fund's best-performing stocks in this group were networking companies, which provide products and services that allow computers to communicate and share data. Strong performers included Bay Networks, Cabletron Systems and cisco Systems Inc.

WHAT WERE THE LESS FAVORABLE SECTORS?
     Energy and Utilities lagged the market. The Fund had significantly less exposure than the S&P 500 in these sectors, which helped performance.

WHERE DID YOU FIND GOOD VALUE IN THE BOND MARKET?
     In the first quarter of the fiscal year, the Fund's performance lagged slightly in the fixed-income market based on a bias toward higher-quality, shorter-term debt, which provided lower yields. However, as the year progressed, the Fund gained ground by adding higher-yielding, longer-term U.S. Treasuries. The Fund also benefited from lessening its position in mortgage securities, which tend to lag in a bond market rally.

---------------

* Portfolio holdings are subject to change and may not be representative of current holdings.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?
     The asset allocation mix is 58% stocks, 32% bonds and 10% cash. We have increased the Fund's exposure to equities versus bonds as interest rates declined, and our security selection has become more defensive. The equity portion of the Fund has become more diversified by economic sectors. Technology is modestly overweighted based on favorable long-term fundamentals and market valuations, but we have substantially reduced the weighting over the past year. Equity purchases have been focused in the traditionally defensive sectors of the market, including Energy and Electric Utilities, where the Fund had minimal exposure versus the S&P 500 over the reporting period. We favor domestic oils, natural gas and oil service companies in the Energy sector. In the fixed-income arena, we have reduced the Fund's exposure to corporate bonds based on their strong performance in 1995, and because the yield differential between corporates and U.S. Treasuries remains narrow.

NATIONS FUND TRUST
Nations Balanced Assets Fund
---------------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95

Common Stocks...............................  58.0%
U.S. Treasury Securities....................  14.6%
Repurchase Agreement and Other Assets
and Liabilities (Net).......................   9.6%
Mortgage-Backed Securities..................   8.9%
Corporate Bonds and Notes...................   5.6%
Asset-Backed Securities.....................   3.0%
Foreign Bond................................   0.3%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

-------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       17.82%        25.01%
     11/30/95
                   ---------------------
     INCEPTION
     (10/02/92)        8.33%        10.37%
     THROUGH
     11/30/95
                   ---------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Balanced
Assets Fund on October 2,
1992 (inception). Figures
for the Lehman Brothers
Aggregate Bond Index, which
is comprised of the
Government Corporate Bond
Index, the Asset-Backed
Securities Index and the
Mortgage-Backed Securities
Index and includes U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
issues, include reinvestment
of dividends. Figures for
the Standard & Poor's 500,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                          Growth of             Lehman Brothers
                       Investment with             Aggregate       Standard & Poor's
Date              Distributions Reinvested         Bond Index              500
10/02/92                   $ 9,425                   $10,000             $10,000
11/92                      $ 9,651                   $ 9,871             $10,375
02/93                      $10,023                   $10,398             $10,734
05/93                      $10,179                   $10,527             $10,981
08/93                      $10,555                   $10,967             $11,384
11/93                      $10,513                   $10,845             $11,420
02/94                      $10,842                   $10,959             $11,627
05/94                      $10,340                   $10,602             $11,448
08/94                      $10,629                   $10,602             $12,006
11/94                      $10,300                   $10,610             $11,540
02/95                      $10,765                   $11,154             $12,482
05/95                      $11,584                   $11,819             $13,755
08/95                      $12,234                   $12,023             $14,577
11/95                      $12,877                   $12,482             $15,801

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holding

                     -------------------------------------
                             TOP TEN HOLDINGS AS A
                         % OF NET ASSETS AS OF 11/30/95

 1. U.S. T-Bond, 12.750% 11/15/10                  4.1%
 2. U.S. T-Bond, 12.500% 08/15/14                  2.7
 3. GNMA, 8.000% 06/15/22 - 07/15/25 (4 Pools)     2.7
 4. FNMA, 7.000% 07/01/25 - 09/01/25 (3 Pools)     2.6
 5. U.S. T-Note, 5.125% 04/30/98                   2.0
 6. U.S. T-Note, 8.250% 07/15/98                   1.9
 7. U.S. T-Bond, 8.750% 08/15/20                   1.6
 8. Emerson Electric Company                       1.0
 9. Capital Cities/ABC Inc.                        1.0
10. U.S. T-Bond, 8.875% 08/15/17                   1.0

NATIONS FUND TRUST
Nations Balanced Assets Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

    -------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      23.03%*        24.03%
     11/30/95
                  ---------------------
     INCEPTION
     (10/02/92)       9.54%         9.54%
     THROUGH
     11/30/95
                  ---------------------
                                  Not
                  *Adjusted       adjusted
                  for maximum     for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  of 1.00%        charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Balanced
Assets Fund on October 2,
1992 (inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. Figures for the
Lehman Brothers Aggregate
Bond Index, which is
comprised of the Government
Corporate Bond Index, the
Asset-Backed Securities
Index and the
Mortgage-Backed Securities
Index and includes U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
issues, include reinvestment
of dividends. Figures for
the Standard & Poor's 500,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                          Growth of           Lehman Brothers
                       Investment with           Aggregate         Standard & Poor's
Date              Distributions Reinvested       Bond Index               500
10/02/92                   $10,000                $10,000               $10,000
11/92                      $10,230                $ 9,871               $10,375
02/93                      $10,605                $10,398               $10,734
05/93                      $10,738                $10,527               $10,981
08/93                      $11,112                $10,967               $11,384
11/93                      $11,054                $10,945               $11,420
02/94                      $11,381                $10,959               $11,627
05/94                      $10,827                $10,602               $11,448
08/94                      $11,108                $10,602               $12,006
11/94                      $10,754                $10,610               $11,540
02/95                      $11,215                $11,154               $12,482
05/95                      $12,038                $11,819               $13,755
08/95                      $12,692                $12,023               $14,577
11/95                      $13,338                $12,482               $15,801

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Balanced Assets Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       19.35%        24.35%
     11/30/95
                   ---------------------
     INCEPTION
     (6/7/93)         8.49%         9.56%
     THROUGH
     11/30/95
                   ---------------------
                                  Not
                   Adjusted       adjusted
                   for maximum    for
                   applicable     contingent
                   contingent     deferred
                   deferred       sales
                   sales charge   charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Balanced
Assets Fund on June 7, 1993
(inception). Figures for the
Lehman Brothers Aggregate
Bond Index, which is
comprised of the Government
Corporate Bond Index, the
Asset-Backed Securities
Index and the
Mortgage-Backed Securities
Index and includes U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
issues, include reinvestment
of dividends. Figures for
the Standard & Poor's 500,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                          Growth of
                        Investment with         Lehman Brothers
                         Distributions            Aggregate             Standard &
Date                      Reinvested              Bond Index            Poor's 500
----                    ---------------         ---------------         ----------
06/07/93                  $10,000                 $10,000                 $10,000

08/93                     $10,392                 $10,418                 $10,367

11/93                     $10,345                 $10,397                 $10,400

02/94                     $10,660                 $10,410                 $10,588

05/94                     $10,140                 $10,071                 $10,425

08/94                     $10,420                 $10,261                 $10,933

11/94                     $10,086                 $10,079                 $10,508

02/95                     $10,528                 $10,595                 $11,366

05/95                     $11,317                 $11,227                 $12,526

08/95                     $11,938                 $11,421                 $13,275

11/95                     $12,241                 $11,857                 $14,390



--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Balanced Assets Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             25.27%
     11/30/95
                   ---------------------
     INCEPTION
     (09/30/92)             10.63%
     THROUGH
     11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Balanced Assets
Fund on September 30, 1992
(inception). Figures for the
Lehman Brothers Aggregate
Bond Index, which is
comprised of the Government
Corporate Bond Index, the
Asset-Backed Securities
Index and the
Mortgage-Backed Securities
Index and includes U.S.
Treasury issues, agency
issues, corporate bond
issues and mortgage-backed
issues, include reinvestment
of dividends. Figures for
the Standard & Poor's 500,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                        Growth of Investment              Lehman Brothers
                         with Distributions                  Aggregate                  Standard & Poor's
Date                         Reinvested                     Bond Index                         500
09/30/92                        $10,000                         $10,000                         $10,000
11/92                           $10,240                         $ 9,871                         $10,375
02/93                           $10,646                         $10,398                         $10,734
05/93                           $10,818                         $10,527                         $10,981
08/93                           $11,222                         $10,967                         $11,384
11/93                           $11,184                         $10,945                         $11,420
02/94                           $11,550                         $10,959                         $11,627
05/94                           $11,010                         $10,602                         $11,448
08/94                           $11,334                         $10,802                         $12,006
11/94                           $10,991                         $10,610                         $11,540
02/95                           $11,494                         $11,154                         $12,482
05/95                           $12,375                         $11,819                         $13,755
08/95                           $13,075                         $12,023                         $14,577
11/95                           $13,769                         $12,482                         $15,801

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                           NATIONS EQUITY INDEX FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Greg Golden oversees the management of the Fund. Mr. Golden joined NationsBank in 1989. As Vice President and Portfolio Manager for Structured Products, Mr. Golden also oversees the management of an array of equity index products for NationsBank. His other duties include Quantitative Analysis and Derivatives Management. Mr. Golden is a Chartered Financial Analyst Candidate.

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index" or the "Index").*

PERFORMANCE REVIEW**

     For the one-year period ended November 30, 1995, Nations Equity Index Fund Trust A Shares provided a total return of 36.35%.

     Nations Equity Index Fund is comprised of essentially all the companies within the S&P 500 with market capitalization weights similar to the Index. Computer programs are used to continuously monitor and rebalance the Fund so as to "track" the performance of the S&P 500 Index. Portfolio transactions are made to align the Fund to the S&P 500 Index composition, invest cash and provide for redemptions. In addition, the Fund seeks to minimize trading costs. Stock index futures and options also are used to manage cash flows in the Fund.

---------------

 * Source: "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

** The performance shown includes the effect of fee waivers and/or expense reimbursement by the investment adviser and/or the administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

NATIONS FUND TRUST
Nations Equity Index Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95

Financial Services....................  12.1%
Consumer Discretionary................  10.0%
Health Care...........................   9.7%
Producer Durables.....................   9.7%
Consumer Staples......................   9.3%
Telecommunications....................   9.1%
Energy................................   8.7%
Repurchase Agreement,
  Preferred Stock, U.S. Treasury
  Bills and Other Assets and
  Liabilities (Net)...................   7.7%
Materials & Processing................   7.1%
Technology............................   7.0%
Other Common Stocks...................   5.6%
Auto & Transportation.................   4.0%




--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             36.35%
     11/30/95
                   ---------------------
     INCEPTION
     (12/15/93)             17.32%
     THROUGH
     11/30/95

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Equity Index Fund
on December 15, 1993
(inception). Figures for the
Standard & Poor's 500, an
unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.

                          Growth of
                        Investment with
                         Distributions          Standard &
Date                      Reinvested            Poor's 500
----                    ---------------         ----------
12/15/93                  $10,000                 $10,000

02/94                     $10,122                 $10,181

05/94                     $ 9,963                 $10,024

08/94                     $10,429                 $10,512

11/94                     $10,029                 $10,104

02/95                     $10,838                 $10,929

05/95                     $11,936                 $12,044

08/95                     $12,639                 $12,764

11/95                     $13,675                 $13,836


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

                                          -------------------------------------
                                             TOP TEN HOLDINGS AS A
                                                % OF NET ASSETS AS OF 11/30/95

                                            1. General Electric Company                       2.3%
                                            2. AT&T Corporation                               2.1
                                            3. Exxon Corporation                              2.0
                                            4. Coca-Cola Company                              2.0
                                            5. Merck & Company Inc.                           1.6
                                            6. Phillip Morris Companies Inc.                  1.5
                                            7. Royal Dutch Petroleum Company, ADR             1.4
                                            8. Procter & Gamble Company                       1.2
                                            9. Johnson & Johnson                              1.2
                                           10. Wal-Mart Stores Inc.                           1.1

                        NATIONS DISCIPLINED EQUITY FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     The Fund is managed by Jeff Moser. Mr. Moser joined NationsBank in 1983, is a Senior Vice President and has managed Nations Disciplined Equity Fund since 1995. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek long-term capital appreciation.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Disciplined Equity Fund Trust A Shares provided a total return of 31.13%.

PORTFOLIO MANAGER OVERVIEW

     In the following interview, Mr. Moser shares his thoughts on Nations Disciplined Equity Fund and conditions affecting its performance over the fiscal year ended November 30, 1995.

PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
     The core premise behind Nations Disciplined Equity Fund is that earnings momentum drives stock prices. Earnings momentum is the pattern established when growth in earnings per share increases from one period to the next.

     To capture earnings momentum, the Fund uses a proprietary tracking system that follows a set of rules established for the buy, sell and valuation process. Essentially, this proprietary model, called ALPHA, does three key things: identifies stock buying opportunities, ensures the Fund doesn't overpay for them and signals when to sell a stock. Of course, we validate the entire process by researching company fundamentals.

HAS THIS STYLE BEEN SUCCESSFUL FOR THE FUND OVER THE REPORTING PERIOD?
     The ALPHA earnings momentum model historically has had a very high success rate for identifying buys and sells. We use the model as a discipline to rise above the "noise" of conflicting brokerage firm research. It keeps us focused on earnings momentum and earnings valuation. As a result, the average price paid relative to the earnings that the companies are expected to generate, is much less in Nations Disciplined Equity Fund than that of other growth funds.

CAN YOU PROVIDE A FEW SUCCESS STORIES?**
     Yes, I'll start with the sell discipline. The Fund owned Silicon Graphics in the Technology sector, which it bought in April at $36 7/8 per share. Then in July, our model identified a reduction in forecasted earnings momentum, so the Fund sold it at $42 per share. With our discipline, a stock must show good momentum for us to justify keeping it. The sell proved to be a good move, as Silicon Graphics was trading at $36 per share near the end of November. Another stock that showed a slowing in earnings momentum through ALPHA, was Ball Corp. The Fund sold that at $34 1/4 per share in September. On November 30, 1995, Ball Corp. was trading at around $28 per share.

     Good buy stories include NIKE Inc., which the Fund bought at $39 per share in May and the stock price had risen to $58 per share by the end of the fiscal reporting period. The Fund bought United Airlines at $115 per share, even after it had gone up from $90 per share, and continued to own the stock at $210 per share at the end of November.
---------------

 * The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or the administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

** Portfolio holdings are subject to change and may not be representative of current holdings.

WHAT WERE THE BEST-PERFORMING SECTORS?
     Through September, conditions were extremely favorable for earnings momentum in sectors where the Fund was slightly overweight the S&P 500*:
Technology, Basic Materials and Capital Goods. These sectors have benefited from capital expenditures in plant and equipment, technology and productivity tools, as Corporate America seeks to become more efficient and further enhance earnings growth.

YOU SAID CONDITIONS WERE FAVORABLE THROUGH SEPTEMBER. WHAT HAPPENED AFTER THAT?
     In the third quarter, we started to see a slowdown in the growth of earnings. And, while earnings were growing in sectors such as Technology and Telecommunications, they weren't growing at an accelerating rate. Therefore, cyclical stocks -- which tend to rise quickly when the economy turns up and fall quickly when it turns down -- and stocks in the Technology sector, where the Fund had maintained an overweight exposure, came under some selling pressure. Accordingly, we reduced the Fund's exposure to these sectors. It is important to note that, for risk control, we will never more than double a sector weighting of the S&P 500 or have less than half its sector weighting.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?
     Overall, we believe the stock market will continue to perform well, but it will not have the momentum it did in 1995. Therefore, while we see attractive opportunities through good stock selection, the Fund may have to pay a premium for stocks with the best consistency and stability in earnings momentum. The Fund will continue to slightly overweight the S&P 500 in the Technology and Capital Goods sectors based on our outlook for sustained, slow growth in the economy.

     Less favorable sectors include Utilities, where it's been difficult to find stocks we want to buy. The Consumer Staples and Retail weighting in the portfolio will also have less exposure than the S&P 500. In a slow growth environment, consumer spending will continue to be restrained and retail companies will not be able to pass along price increases the way they could in the 1980s.
---------------

* Source: Standard & Poor's Corporation. The S&P 500 is a market capitalization weighted price index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NATIONS FUND TRUST
Nations Disciplined Equity Fund
---------------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 11/30/95

Materials & Processing.....................   16.7%
Producer Durables..........................   13.2%
Health Care................................   12.2%
Financial Services.........................   11.5%
Energy.....................................   11.4%
Technology.................................    7.3%
Telecommunications.........................    7.1%
Consumer Staples...........................    6.6%
Other Common Stocks........................    4.7%
Repurchase Agreement and Other
Assets and Liabilities (Net). .............    4.3%
Consumer Directory.........................    2.5%
Auto & Transportation......................    2.5%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       23.51%        31.05%
     11/30/95
                   ---------------------
     INCEPTION
     (07/26/93)       12.44%        15.32%
     THROUGH
     11/30/95
                   ---------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------
----------------------------
Inception is based on The
Capitol Mutual Funds Special
Equity Portfolio Class B
Shares, which were
reorganized into Investor A
Shares of Nations
Disciplined Equity Fund as
of the close of business on
April 29, 1994. The Capitol
Mutual Funds Special Equity
Portfolio Class B Shares
commenced operations on July
26, 1993. The chart to the
right shows the growth in
value of a hypothetical
$10,000 investment in
Investor A Shares of Nations
Disciplined Equity Fund on
July 26, 1993 (inception).
Figures for the Standard &
Poor's 500, an unmanaged
index of 500 widely held
common stocks, include
reinvestment of dividends.

                             Growth of
                          Investment with             Standard & Poor's
Date                 Distributions Reinvested               500
07/26/93                     $ 9,425
08/93                        $10,649                        $10,000
11/93                        $10,365                        $10,412
02/94                        $10,903                        $10,600
05/94                        $ 9,923                        $10,436
08/94                        $10,125                        $10,945
11/94                        $10,048                        $10,520
02/95                        $10,248                        $11,379
05/95                        $11,148                        $12,540
08/95                        $12,392                        $13,289
11/95                        $13,168                        $14,406

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

                                           -------------------------------------
                                                   TOP TEN HOLDINGS AS A
                                               % OF NET ASSETS AS OF 11/30/95

                                            1. Sun Microsystems Inc.                          2.8%
                                            2. Aluminum Company of America                    2.6
                                            3. Eastman Chemical Company                       2.5
                                            4. Illinois Tool Works Inc.                       2.5
                                            5. McDonnell Douglas Corporation                  2.5
                                            6. Eastman Kodak Company                          2.5
                                            7. Bank of New York Inc.                          2.5
                                            8. British Petroleum, ADS                         2.5
                                            9. Johnson & Johnson                              2.5
                                           10. Williams Companies Inc.                        2.5

NATIONS FUND TRUST
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

    ------------------------------------
             AGGREGATE TOTAL RETURN
    ------------------------------------
     INCEPTION
     (05/10/95)             19.78%*
     THROUGH
     11/30/95
                   ---------------------
                   *Adjusted for
                   maximum contingent
                   deferred
                   sales charge
                   of 1.00%

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations
Disciplined Equity Fund on
May 10, 1995 (inception).
Investor C Shares that are
redeemed within one year of
purchase are subject to a
1.00% contingent deferred
sales charge. Figures for
the Standard & Poor's 500,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends.


                         Growth of                Standard & Poor's 500
                      Investment with                Composite Stock
Date             Distributions Reinvested             Price Index
05/10/95                   $10,000                      $10,000
08/95                      $11,398                      $10,916
11/95                      $11,978                      $11,761

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       24.94%        29.94%
     11/30/95
                   ---------------------
     INCEPTION
     (05/20/94)       17.80%        20.19%
     THROUGH
     11/30/95
                   ---------------------
                   Adjusted for   Not
                   maximum        adjusted
                   applicable     for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                                  charge

----------------------------
----------------------------
The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations
Disciplined Equity Fund on
May 20, 1994 (inception).
Figures for the Standard &
Poor's 500, an unmanaged
index of 500 widely held
common stocks, include
reinvestment of dividends.



                         Growth of                Standard & Poor's 500
                      Investment with                Composite Stock
Date             Distributions Reinvested             Price Index
05/20/94                    $10,000                       $10,000
08/94                       $10,298                       $10,488
11/94                       $10,196                       $10,060
02/95                       $10,384                       $10,903
05/95                       $11,269                       $12,016
08/95                       $12,498                       $12,734
11/95                       $12,848                       $13,803

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             31.13%
     11/30/95
                   ---------------------
     INCEPTION
     (10/01/92)             26.46%
     THROUGH
     11/30/95

----------------------------
----------------------------
Inception is based on The
Capitol Mutual Funds Special
Equity Portfolio Class A
Shares, which were
reorganized into Trust A
Shares of Nations
Disciplined Equity Fund as
of the close of business on
April 29, 1994. The Capitol
Mutual Funds Special Equity
Portfolio Class A Shares
commenced operations on
October 1, 1992. The chart
to the right shows the
growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Disciplined
Equity Fund on October 1,
1992 (inception). Figures
for the Standard & Poor's
500, an unmanaged index of
500 widely held common
stocks, include reinvestment
of dividends.

                        Growth of Investment       Standard & Poor's
                         with Distributions          500 Composite
Date                         Reinvested            Stock Price Index
10/01/92                        $10,000                 $10,000
11/92                           $12,180                 $10,375
02/93                           $13,271                 $10,734
05/93                           $14,808                 $10,981
08/93                           $17,029                 $11,384
11/93                           $16,516                 $11,420
02/94                           $17,373                 $11,627
05/94                           $15,813                 $11,448
08/94                           $16,149                 $12,006
11/94                           $16,027                 $11,540
02/95                           $16,341                 $12,482
05/95                           $17,791                 $13,755
08/95                           $19,787                 $14,577
11/95                           $21,016                 $15,801

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 94.7%
              AEROSPACE AND DEFENSE -- 5.0%
    275,600   Lockheed Martin Corporation.......  $   20,222,150
    444,800   Raytheon Company..................      19,793,600
    291,000   Rockwell International
                Corporation.....................      14,259,000
                                                  --------------
                                                      54,274,750
                                                  --------------
              APPAREL -- 0.4%
    230,000   Limited Inc. .....................       4,111,250
                                                  --------------
              AUTOMOBILES -- 1.7%
    644,200   Ford Motor Company................      18,198,650
                                                  --------------
              AUTOMOTIVE ACCESSORIES -- 2.0%
    306,800   Echlin Inc. ......................      11,198,200
    257,000   Goodyear Tire & Rubber Company....      10,890,375
                                                  --------------
                                                      22,088,575
                                                  --------------
              BEVERAGES -- 3.1%
    207,700   Anheuser-Busch Companies, Inc. ...      13,760,125
    355,000   PepsiCo Inc. .....................      19,613,750
                                                  --------------
                                                      33,373,875
                                                  --------------
              BUSINESS EQUIPMENT AND
                PERIPHERALS -- 3.1%
    145,400   International Business Machines
                Corporation.....................      14,049,275
    143,800   Xerox Corporation.................      19,718,575
                                                  --------------
                                                      33,767,850
                                                  --------------
              CHEMICALS -- BASIC -- 1.7%
    107,000   du Pont (E.I.) deNemours & Company..     7,115,500
    259,200   PPG Industries, Inc. .............      11,761,200
                                                  --------------
                                                      18,876,700
                                                  --------------
              CHEMICALS -- SPECIALTY -- 0.5%
    152,000   Georgia Gulf Corporation..........       5,415,000
                                                  --------------
              COMPUTER MANUFACTURERS -- 1.4%
    180,800   Sun Microsystems Inc.+............      15,209,800
                                                  --------------
              DIVERSIFIED HEALTH CARE -- 0.7%
    227,000   Mallinckrodt Group Inc. ..........       7,746,375
                                                  --------------
              DRUGS -- 5.3%
    296,000   Bristol-Myers Squibb..............      23,754,000
    543,500   Pharmacia & Upjohn Inc. ..........      19,498,062
    259,000   Schering-Plough Corporation.......      14,860,125
                                                  --------------
                                                      58,112,187
                                                  --------------
              DRUGS -- MEDICAL SUPPLIES -- 2.7%
     72,000   Bausch & Lomb Inc. ...............       2,601,000
     72,000   Baxter International Inc. ........       3,024,000
    210,600   Becton, Dickinson & Company.......      14,689,350
    185,000   Rhone-Poulenc Rorer...............       8,856,875
                                                  --------------
                                                      29,171,225
                                                  --------------
              ELECTRIC
                UTILITIES -- NON-NUCLEAR -- 6.2%
    370,000   Baltimore Gas & Electric
                Company.........................       9,851,250
    555,061   CINergy Corporation...............      16,374,300
    555,000   DPL Inc. .........................      13,320,000
    432,600   GTE Corporation...................      18,439,575
    418,400   Northeast Utilities...............       9,989,300
                                                  --------------
                                                      67,974,425
                                                  --------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              ELECTRICAL EQUIPMENT -- 2.6%
    238,000   General Electric Company..........  $   16,005,500
     54,600   Johnson Controls Inc. ............       3,781,050
    345,000   Teradyne Inc.+....................       9,013,125
                                                  --------------
                                                      28,799,675
                                                  --------------
              ELECTRONIC COMPONENTS -- 5.7%
    372,000   Arrow Electronics Inc.+...........      17,344,500
    398,600   Avnet, Inc. ......................      18,734,200
    195,400   Intel Corporation.................      11,894,975
    243,000   Texas Instruments Inc. ...........      14,063,625
                                                  --------------
                                                      62,037,300
                                                  --------------
              FINANCE -- SERVICES -- 1.1%
    206,000   Bear Stearns Companies Inc. ......       4,480,500
    352,000   Paine Webber Group, Inc. .........       7,876,000
                                                  --------------
                                                      12,356,500
                                                  --------------
              FOOD -- PACKAGED -- 1.4%
    237,700   Hershey Foods Corporation.........      14,677,975
                                                  --------------
              HOUSEHOLD PRODUCTS -- 3.5%
    469,100   First Brands Corporation..........      21,461,325
    332,000   Premark International Inc. .......      16,932,000
                                                  --------------
                                                      38,393,325
                                                  --------------
              INDUSTRIAL CONGLOMERATES -- 4.8%
    370,600   AlliedSignal Inc. ................      17,510,850
    225,200   ITT Corporation...................      27,615,150
    100,000   TRW Inc. .........................       7,487,500
                                                  --------------
                                                      52,613,500
                                                  --------------
              INSURANCE -- 1.6%
    117,000   CIGNA Corporation.................      12,870,000
     98,000   Kemper Corporation................       4,826,500
                                                  --------------
                                                      17,696,500
                                                  --------------
              LEISURE -- 1.1%
    442,500   Mattel, Inc. .....................      12,390,000
                                                  --------------
              LIFE AND SPECIALTY
                INSURANCE -- 3.9%
    269,000   AFLAC, Inc. ......................      10,961,750
     97,700   General Re Corporation............      14,618,362
    369,000   Lincoln National Corporation......      17,250,750
                                                  --------------
                                                      42,830,862
                                                  --------------
              LONG DISTANCE -- 2.2%
    266,600   AT&T Corporation..................      17,595,600
    151,500   Sprint Corporation................       6,060,000
                                                  --------------
                                                      23,655,600
                                                  --------------
              METALS -- 0.3%
     60,000   Aluminum Company of America.......       3,510,000
                                                  --------------
              MONEY CENTER BANKS -- 3.5%
    195,000   Chemical Banking Corporation......      11,700,000
    212,000   Citicorp..........................      14,999,000
    170,000   First Chicago Corporation.........      11,815,000
                                                  --------------
                                                      38,514,000
                                                  --------------
              OIL SERVICES AND EQUIPMENT -- 1.0%
    174,200   Schlumberger Ltd..................      11,061,700
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 2.9%
    223,000   Bowater, Inc., ADR................  $    8,864,250
     96,000   International Paper Company.......       3,660,000
    344,900   Mead Corporation..................      19,702,413
                                                  --------------
                                                      32,226,663
                                                  --------------
              PETROLEUM -- DOMESTIC -- 2.5%
     66,000   Ashland Oil, Inc. ................       2,301,750
    157,000   Coastal Corporation...............       5,220,250
    233,000   Philips Petroleum Company.........       7,747,250
    291,000   Williams Companies Inc. ..........      12,222,000
                                                  --------------
                                                      27,491,250
                                                  --------------
              PETROLEUM -- INTERNATIONAL -- 7.4%
    166,000   Amoco Corporation.................      11,246,500
     36,000   British Petroleum, ADS............       3,442,500
    209,800   Exxon Corporation.................      16,233,275
    181,900   Mobil Corporation.................      18,985,812
    153,600   Royal Dutch Petroleum Company,
                ADR.............................      19,718,400
    144,900   Texaco Inc.  .....................      10,722,600
                                                  --------------
                                                      80,349,087
                                                  --------------
              PRODUCER GOODS -- MACHINERY -- 1.4%
    139,000   Caterpillar Inc. .................       8,531,125
    163,500   Varity Corporation+...............       6,335,625
                                                  --------------
                                                      14,866,750
                                                  --------------
              REGIONAL BANKS AND THRIFTS -- 2.3%
    276,000   Bank of New York Inc. ............      13,006,500
     27,300   Crestar Financial Corporation.....       1,665,300
    195,000   Mellon Bank Corporation...........      10,432,500
                                                  --------------
                                                      25,104,300
                                                  --------------
              RETAIL -- FOOD AND DRUGS -- 1.0%
    225,000   Safeway Inc.+.....................      10,462,500
                                                  --------------
              RETAIL -- MAJOR -- 2.1%
    362,000   Federated Department Stores
                Inc.+...........................      10,543,250
    292,000   May Department Stores Company.....      12,738,500
                                                  --------------
                                                      23,281,750
                                                  --------------
              RETAIL -- SPECIALTY -- 1.1%
    401,500   Circuit City Stores Inc. .........      11,643,500
                                                  --------------
              TELECOMMUNICATION SYSTEMS AND
                SPECIALTY EQUIPMENT -- 1.1%
     79,000   Comsat Corporation, Series 1......       1,530,625
    181,000   Harris Corporation................      10,430,125
                                                  --------------
                                                      11,960,750
                                                  --------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELEPHONE -- BELL REGIONAL -- 1.9%
    540,000   BellSouth Corporation.............  $   20,992,500
                                                  --------------
              TELEPHONE -- CABLE AND
                CELLULAR -- 1.0%
    209,000   SBC Communications Inc. ..........      11,286,000
                                                  --------------
              TRANSPORTATION -- AIRLINES -- 1.3%
    184,000   Delta Air Lines Inc. .............      14,283,000
                                                  --------------
              TRANSPORTATION -- SURFACE -- 2.2%
    194,000   Burlington Northern Inc. .........      15,641,250
    312,000   Dial Corporation..................       8,424,000
                                                  --------------
                                                      24,065,250
                                                  --------------
              TOTAL COMMON STOCKS
                (Cost $847,370,835).............   1,034,870,899
                                                  ==============
 PRINCIPAL
  AMOUNT
----------
REPURCHASE AGREEMENT -- 5.0%
          (Cost $55,124,000)
$55,124,000)  Agreement with CS First Boston
                Corporation, 5.830% dated
                11/30/95, to be repurchased at
                $55,132,927 on 12/01/95,
                collateralized by: $56,502,224
                U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15........................      55,124,000
                                                    ============

TOTAL INVESTMENTS
  (Cost $902,494,835*)................    99.7%     1,089,994,899
OTHER ASSETS AND
  LIABILITIES (NET)...................     0.3          2,998,647
                                         -----     --------------
NET ASSETS............................   100.0%    $1,092,993,546
                                         =====     ==============

---------------

* Aggregate cost for Federal tax purposes is $902,571,720.

+ Non-income producing security.

ABBREVIATIONS:

ADR     American Depositary Receipt
ADS     American Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 95.5%
              APPAREL -- 0.4%
    210,700   Intimate Brands Inc. ..............  $  3,502,888
                                                   ------------
              BEVERAGES -- 3.3%
    186,800   Coca-Cola Company..................    14,150,100
    300,000   PepsiCo Inc. ......................    16,575,000
                                                   ------------
                                                     30,725,100
                                                   ------------
              BUSINESS EQUIPMENT AND
                PERIPHERALS -- 5.7%
    333,300   Bay Networks, Inc.+................    14,998,500
    238,500   cisco Systems Inc.+................    20,063,812
     91,300   International Business Machines
                Corporation......................     8,821,862
     65,100   Xerox Corporation..................     8,926,838
                                                   ------------
                                                     52,811,012
                                                   ------------
              COMPUTER MANUFACTURERS -- 4.7%
    303,800   COMPAQ Computer Corporation+.......    15,038,100
    110,000   Hewlett Packard Company............     9,116,250
    267,000   Silicon Graphics Inc.+.............     9,745,500
    118,400   Sun Microsystems Inc.+.............     9,960,400
                                                   ------------
                                                     43,860,250
                                                   ------------
              DIVERSIFIED HEALTH CARE -- 1.9%
    252,500   Columbia/HCA Healthcare
                Corporation......................    13,035,312
    154,900   HEALTHSOUTH Corporation+...........     4,685,725
                                                   ------------
                                                     17,721,037
                                                   ------------
              DRUGS -- 5.3%
    130,000   Bristol-Myers Squibb...............    10,432,500
    140,000   Merck & Company Inc. ..............     8,662,500
    228,400   Mylan Labs Inc. ...................     5,338,850
    238,700   Pfizer Inc. .......................    13,844,600
    195,000   Schering-Plough Corporation........    11,188,125
                                                   ------------
                                                     49,466,575
                                                   ------------
              DRUGS -- MEDICAL SUPPLIES -- 5.8%
    350,300   Abbott Laboratories................    14,230,937
    145,000   Becton, Dickinson & Company........    10,113,750
    193,700   Johnson & Johnson..................    16,779,263
    234,800   Medtronic Inc. ....................    12,884,650
                                                   ------------
                                                     54,008,600
                                                   ------------
              ELECTRICAL EQUIPMENT -- 4.7%
    245,000   Emerson Electric Company...........    19,110,000
    359,000   General Electric Company...........    24,142,750
                                                   ------------
                                                     43,252,750
                                                   ------------
              ELECTRONIC COMPONENTS -- 6.8%
    320,800   Applied Materials Inc.+............    15,598,900
     67,100   AVX Corporation....................     1,929,125
    296,200   Intel Corporation..................    18,031,175
    106,000   LSI Logic Corporation+.............     4,438,750
    217,000   Motorola, Inc. ....................    13,291,250
    173,200   Texas Instruments Inc. ............    10,023,950
                                                   ------------
                                                     63,313,150
                                                   ------------
              ENGINEERING AND
                CONSTRUCTION -- 1.1%
    159,600   Fluor Corporation..................    10,374,000
                                                   ------------
                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              FINANCE -- SERVICES -- 2.4%
    275,000   Dean Witter, Discover & Company....  $ 14,025,000
    100,000   Morgan Stanley Group, Inc. ........     8,625,000
                                                   ------------
                                                     22,650,000
                                                   ------------
              HEALTH AND BEAUTY -- 0.7%
    120,000   Gillette Company...................     6,225,000
                                                   ------------
              HOUSEHOLD PRODUCTS -- 2.2%
    235,000   Procter & Gamble Company...........    20,298,125
                                                   ------------
              INDUSTRIAL CONGLOMERATES -- 2.0%
    400,000   AlliedSignal Inc. .................    18,900,000
                                                   ------------
              INSURANCE -- 1.2%
    200,000   MGIC Investment Corporation........    11,125,000
                                                   ------------
              LEISURE -- 2.1%
    342,000   Circus Circus Enterprises Inc.+....     9,490,500
    246,000   Time Warner Inc. ..................     9,840,000
                                                   ------------
                                                     19,330,500
                                                   ------------
              LIFE AND SPECIALTY
                INSURANCE -- 4.3%
    115,000   AFLAC, Inc. .......................     4,686,250
    168,000   American International Group,
                Inc. ............................    15,078,000
    100,000   General Re Corporation.............    14,962,500
     93,400   UNUM Corporation...................     5,055,275
                                                   ------------
                                                     39,782,025
                                                   ------------
              LONG DISTANCE -- 1.0%
    135,800   AT&T Corporation...................     8,962,800
                                                   ------------
              MEDIA -- 3.5%
    119,400   Capital Cities/ABC Inc. ...........    14,760,825
     57,000   Interpublic Group Companies
                Inc. ............................     2,187,375
    442,000   K-III Communications Corporation...     5,193,500
     82,900   Omnicom Group Inc. ................     5,533,575
    187,500   Tele-Communications Liberty Media,
                Group A+.........................     5,250,000
                                                   ------------
                                                     32,925,275
                                                   ------------
              METALS -- 1.3%
     83,000   Crown Cork & Seal Inc.+............     3,475,625
    175,000   Nucor Corporation..................     8,728,125
                                                   ------------
                                                     12,203,750
                                                   ------------
              MONEY CENTER BANKS -- 0.8%
    100,000   Citicorp...........................     7,075,000
                                                   ------------
              OIL SERVICES AND EQUIPMENT -- 2.6%
    213,800   Schlumberger Ltd. .................    13,576,300
    217,100   Western Atlas Inc.+................    10,393,663
                                                   ------------
                                                     23,969,963
                                                   ------------
              PAPER AND FOREST PRODUCTS -- 1.0%
    157,650   Mead Corporation...................     9,005,756
                                                   ------------
              PETROLEUM -- DOMESTIC -- 1.9%
    410,000   Enron Corporation..................    15,375,000
     91,900   Union Pacific Resources Group
                Inc. ............................     2,136,675
                                                   ------------
                                                     17,511,675
                                                   ------------
              PETROLEUM -- INTERNATIONAL -- 4.7%
    145,000   Amoco Corporation..................     9,823,750
    200,000   Mobil Corporation..................    20,875,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PETROLEUM -- INTERNATIONAL --
                (CONTINUED)
    100,000   Royal Dutch Petroleum Company, ADR.. $ 12,837,500
                                                   ------------
                                                     43,536,250
                                                   ------------
              PRODUCER GOODS -- MACHINERY -- 0.8%
    120,000   Caterpillar Inc. ..................     7,365,000
                                                   ------------
              REGIONAL BANKS AND THRIFTS -- 2.3%
    230,000   Bank of New York Inc...............    10,838,750
    317,000   Norwest Corporation................    10,461,000
                                                   ------------
                                                     21,299,750
                                                   ------------
              RETAIL -- SPECIALTY -- 4.1%
     70,000   Home Depot Inc. ...................     3,106,250
    411,900   Lowe's Companies Inc. .............    12,974,850
    432,000   Office Depot Inc.+.................    10,584,000
    507,050   OfficeMax, Inc.+...................    11,535,388
                                                   ------------
                                                     38,200,488
                                                   ------------
              SOFTWARE AND SERVICES -- 6.2%
    127,700   Broderbund Software Corporation+...     8,268,575
    258,700   Ceridian Corporation+..............    10,865,400
    195,300   First Data Corporation.............    13,866,300
    104,300   Microsoft Corporation+.............     9,087,137
    339,250   Oracle Systems Corporation+........    15,393,469
                                                   ------------
                                                     57,480,881
                                                   ------------
              TELECOMMUNICATION SYSTEMS AND
                SPECIALTY EQUIPMENT -- 6.7%
    318,600   DSC Communications Corporation+....    12,624,525
    445,000   Ericsson (L.M.) Telecommunications
                Company, Class B, ADR............    10,568,750
    236,200   Glenayre Technologies Inc.+........    13,522,450
    243,400   Nokia Corporation, Class A, ADR....    13,204,450
    324,000   Paging Network Inc.+...............     7,209,000
    115,000   QUALCOMM Inc.+.....................     4,758,125
                                                   ------------
                                                     61,887,300
                                                   ------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
                  TELEPHONE -- CABLE AND
                     CELLULAR -- 3.1%
    321,400   AirTouch Communications+...........  $  9,360,775
    507,200   Comcast Corporation, Class A.......    10,017,200
    261,300   Vodafone Group, ADR................     9,439,463
                                                   ------------
                                                     28,817,438
                                                   ------------
              WASTE MANAGEMENT -- 0.9%
    288,400   Browning-Ferris Industries Inc. ...     8,688,050
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $699,705,058)..............   886,275,388
                                                    ===========
 PRINCIPAL
  AMOUNT
---------
REPURCHASE AGREEMENT -- 3.2%
           (Cost $30,129,000)
$30,129,000   Agreement with CS First Boston
                Corporation, 5.830% dated
                11/30/95, to be repurchased at
                $30,133,879 on 12/01/95,
                collateralized by: $30,882,293
                U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15.........................    30,129,000
                                                     ==========
TOTAL INVESTMENTS
  (Cost $729,834,058*)..................    98.7%     916,404,388
OTHER ASSETS AND
  LIABILITIES (NET).....................     1.3       11,916,632
                                           -----     ------------
NET ASSETS..............................   100.0%    $928,321,020
                                           =====     ============

---------------

* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

ABBREVIATION:

ADR     American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENT                                      NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 89.8%
              APPAREL -- 2.3%
    190,000   Lands End Inc.+....................  $  2,802,500
     13,500   Nautica Enterprises Inc.+..........       479,250
     87,000   Nine West Group Inc.+..............     3,860,625
                                                    -----------
                                                      7,142,375
                                                    -----------
              AUTOMOTIVE ACCESSORIES -- 1.2%
     50,000   Discount Auto Parts Inc.+..........     1,387,500
     90,000   Superior Industries International
                Inc. ............................     2,463,750
                                                    -----------
                                                      3,851,250
                                                    -----------
              BEVERAGES -- 0.2%
     12,000   Boston Beer Company Inc. ..........       309,000
      9,000   Pete's Brewing Company.............       220,500
                                                    -----------
                                                        529,500
                                                    -----------
              BUSINESS EQUIPMENT AND
                PERIPHERALS -- 1.1%
    100,000   Danka Business Systems Plc, ADR....     3,400,000
                                                    -----------
              CHEMICALS -- SPECIALTY -- 1.2%
    133,000   Airgas Inc.+.......................     3,724,000
                                                    -----------
              COMPUTER MANUFACTURERS -- 1.6%
     90,000   Converse Technology Inc. ..........     2,025,000
     33,000   FileNet Corporation+...............     1,410,750
     72,000   S3 Inc.+...........................     1,359,000
                                                    -----------
                                                      4,794,750
                                                    -----------
              DIVERSIFIED HEALTH CARE -- 7.4%
     45,000   Community Health Systems+..........     1,541,250
     75,800   HCIA Inc.+.........................     3,429,950
    125,700   Health Management Association Inc.,
                Class A+.........................     3,331,050
    100,000   HealthCare COMPARE Corporation+....     3,912,500
     71,000   Manor Care Inc. ...................     2,316,375
      5,700   National Surgery Centers Inc. .....       121,125
     30,800   Pediatrix Medical Group+...........       631,400
     55,000   PhyCor Inc.+.......................     2,461,250
    105,000   Sierra Health Services+............     3,438,750
    135,000   Sun Healthcare Group Inc.+.........     1,670,625
                                                    -----------
                                                     22,854,275
                                                    -----------
              DRUGS -- 2.4%
    180,000   Mylan Labs Inc.....................     4,207,500
     68,000   Watson Pharmaceuticals Inc.+.......     3,204,500
                                                    -----------
                                                      7,412,000
                                                    -----------
              DRUGS -- MEDICAL SUPPLIES -- 4.4%
     51,000   AMSCO International, Inc.+.........       860,625
    220,000   Biomet Inc.+.......................     4,070,000
     38,000   Nellcor Inc.+......................     2,185,000
     90,000   Stryker Corporation................     4,815,000
     30,000   Sybron International
                Corporation+.....................     1,447,500
                                                    -----------
                                                     13,378,125
                                                    -----------
              ELECTRICAL EQUIPMENT -- 4.3%
     80,000   Input/Output Inc.+.................     3,690,000
     92,000   KLA Instruments Corporation+.......     3,174,000
     43,000   StrataCom Inc.+....................     3,225,000
     22,700   Tegal Corporation..................       238,350
    110,000   Teradyne Inc.+.....................     2,873,750
                                                    -----------
                                                     13,201,100
                                                    -----------
                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              ELECTRONIC COMPONENTS -- 7.4%
    110,000   Allen Group Inc. ..................  $  2,901,250
     35,000   Altera Corporation+................     2,030,000
    175,000   Amphenol Corporation, Class A+.....     3,937,500
     67,000   Analog Devices Inc.+...............     2,479,000
     90,000   Atmel Corporation..................     2,700,000
    154,000   Gentex Corporation+................     3,349,500
    110,000   Symbol Technologies Inc.+..........     4,235,000
     40,000   Xilinx Inc.+.......................     1,285,000
                                                    -----------
                                                     22,917,250
                                                    -----------
              ENERGY EXPLORATION AND
                PRODUCTION -- 0.9%
     62,000   Pogo Producing Company.............     1,426,000
     62,300   Union Texas Petroleum Holdings
                Inc. ............................     1,199,275
                                                    -----------
                                                      2,625,275
                                                    -----------
              FINANCE -- SERVICES -- 0.9%
     50,000   Franklin Resources Inc. ...........     2,643,750
                                                    -----------
              INSURANCE -- 0.8%
     63,500   American Re Corporation+...........     2,619,375
                                                    -----------
              LEISURE -- 2.3%
    235,000   Callaway Golf Company..............     4,670,625
    163,000   Station Casinos Inc.+..............     2,445,000
                                                    -----------
                                                      7,115,625
                                                    -----------
              MEDIA -- 2.3%
     89,700   Belo (A.H.) Corporation,
                Series A.........................     3,195,563
     91,000   Infinity Broadcasting Corporation,
                Class A+.........................     2,912,000
     54,000   Katz Media Group Inc.+.............       891,000
                                                    -----------
                                                      6,998,563
                                                    -----------
              OIL SERVICES AND EQUIPMENT -- 3.7%
    172,000   BJ Services Inc.+..................     4,235,500
     56,800   Camco International Companies
                Inc. ............................     1,334,800
    125,000   Parker & Parsley Petroleum
                Company..........................     2,343,750
    205,000   Smith International Inc.+..........     3,459,375
                                                    -----------
                                                     11,373,425
                                                    -----------
              PETROLEUM -- DOMESTIC -- 1.2%
    180,000   Enron Oil & Gas Company............     3,780,000
                                                    -----------
              PRODUCER GOODS -- MACHINERY -- 1.0%
     36,000   AGCO Corporation...................     1,552,500
     24,000   Cognex Corporation+................     1,458,000
                                                    -----------
                                                      3,010,500
                                                    -----------
              REGIONAL BANKS AND THRIFTS -- 2.6%
     33,000   Bank of New York Inc. .............     1,555,125
     57,000   Boatmen's Bancshares Inc. .........     2,208,750
    130,000   Norwest Corporation................     4,290,000
                                                    -----------
                                                      8,053,875
                                                    -----------
              RESTAURANTS AND LODGING -- 8.7%
    132,000   Boston Chicken Inc. ...............     4,570,500
    240,000   Brinker International Inc.+........     3,690,000
    136,000   La Quinta Inns Inc. ...............     3,689,000
     98,000   Lone Star Steakhouse/Saloon
                Inc. ............................     3,846,500
     97,000   Outback Steakhouse Inc.+...........     3,540,500
     90,000   Papa John's International Inc. ....     3,858,750
    165,000   Promus Hotel Corporation+..........     3,650,625
                                                    -----------
                                                     26,845,875
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              RETAIL -- MAJOR -- 1.2%
    142,000   Dollar General Corporation.........  $  3,851,750
                                                    -----------
              RETAIL -- SPECIALTY -- 7.3%
    105,400   Bed Bath & Beyond Inc.+............     3,465,025
     50,000   Ethan Allen Interiors Inc.+........     1,100,000
    130,000   General Nutrition Companies
                Inc.+............................     2,876,250
    100,000   Gymboree Corporation+..............     2,362,500
    122,000   Just For Feet Inc. ................     4,163,250
     16,700   Oakley Inc.+.......................       534,400
    145,900   Sports Authority Inc. .............     3,082,138
     55,000   Starbucks Corporation+.............     2,323,750
     57,000   Viking Office Products Inc.+.......     2,622,000
                                                    -----------
                                                     22,529,313
                                                    -----------
              SERVICES -- 1.3%
     59,000   Catalina Marketing Corporation+....     3,407,250
     35,000   Franklin Quest Company+............       660,625
                                                    -----------
                                                      4,067,875
                                                    -----------
              SOFTWARE AND SERVICES -- 13.8%
      6,000   Advent Software Inc. ..............       126,000
      9,400   Arbor Software Corporation.........       404,200
     35,000   Avid Technology, Inc.+.............     1,386,875
     72,000   Bell & Howell Holdings Company+....     1,863,000
     44,000   Broderbund Software Corporation+...     2,849,000
     83,100   Cadence Design Systems Inc.+.......     2,991,600
     91,200   Davidson and Associates Inc.+......     2,257,200
     28,000   DST Systems Inc. ..................       808,500
     80,000   Electronic Arts+...................     2,730,000
     79,300   Harbinger Corporation+.............     1,992,412
     65,000   HBO & Company......................     4,858,750
    127,000   Informix Corporation+..............     3,516,312
     20,000   Learning Company+..................     1,215,000
     54,000   Macromedia Inc. ...................     2,511,000
     88,000   Millipore Corporation..............     3,278,000
      4,300   Objective Systems Intergrators
                Inc. ............................        81,700
     26,000   Parametric Technology
                Corporation+.....................     1,839,500
     10,000   Project Software & Development
                Inc. ............................       327,500
      6,900   Scopus Technology Inc. ............       163,875
     25,000   Shiva Corporation+.................     1,850,000
    100,000   SunGard Data Systems Inc.+.........     2,875,000
      1,500   Visio Corporation..................        40,125
    100,000   Wonderware Corporation+............     2,675,000
                                                    -----------
                                                     42,640,549
                                                    -----------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATION SYSTEMS AND
                SPECIALTY EQUIPMENT -- 7.4%
     80,000   ADC Telecommunications Inc.+.......  $  3,640,000
    130,000   Aspect Telecommunications
                Corporation+.....................     4,420,000
     68,000   Glenayre Technologies Inc.+........     3,893,000
     83,000   Nextel Communications Inc., Class
                A+...............................     1,276,125
    132,000   Paging Network Inc.+...............     2,937,000
    113,300   Palmer Wireless Inc., Class A+.....     2,407,625
     67,000   QUALCOMM Inc.+.....................     2,772,125
     61,700   Spectrian Corporation+.............     1,434,525
                                                    -----------
                                                     22,780,400
                                                    -----------
              WASTE MANAGEMENT -- 0.9%
     82,100   Sanifill Inc.+.....................     2,750,350
                                                    -----------
              TOTAL COMMON STOCKS
                (Cost $233,200,832)..............   276,891,125
                                                    ===========
 PRINCIPAL
  AMOUNT
----------
REPURCHASE AGREEMENT -- 10.2%
           (Cost $31,604,000)
$31,604,000   Agreement with CS First Boston
                Corporation, 5.830% dated
                11/30/95, to be repurchased at
                $31,609,118 on 12/01/95,
                collateralized by: $32,394,171
                U.S. Treasury Bonds,
                11.250% - 12.000% due 05/15/05 -
                02/15/15.........................    31,604,000
                                                    ===========
TOTAL INVESTMENTS
  (Cost $264,804,832*)..................   100.0%   308,495,125
OTHER ASSETS AND
  LIABILITIES (NET).....................    (0.0)       (92,529)
                                           -----   ------------
NET ASSETS..............................   100.0%  $308,402,596
                                           =====   ============

---------------

* Aggregate cost for Federal tax purposes is $265,527,669.

+ Non-income producing security.

ABBREVIATION:

ADR       American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 58.0%
              AEROSPACE AND DEFENSE -- 1.8%
     20,800   Lockheed Martin Corporation........  $  1,526,200
     31,400   Raytheon Company...................     1,397,300
     28,600   Rockwell International
                Corporation......................     1,401,400
                                                   ------------
                                                      4,324,900
                                                   ------------
              APPAREL AND TEXTILE -- 1.3%
     67,100   Unifi Inc. ........................     1,593,625
     30,200   V.F. Corporation...................     1,570,400
                                                   ------------
                                                      3,164,025
                                                   ------------
              AUTOMOTIVE ACCESSORIES -- 1.8%
     37,700   Echlin Inc. .......................     1,376,050
     34,700   Genuine Parts Company..............     1,401,013
     36,100   Goodyear Tire & Rubber Company.....     1,529,737
                                                   ------------
                                                      4,306,800
                                                   ------------
              BEVERAGES -- 1.6%
     20,400   Anheuser-Busch Companies, Inc. ....     1,351,500
     11,500   Coca-Cola Company..................       871,125
     28,700   PepsiCo Inc. ......................     1,585,675
                                                   ------------
                                                      3,808,300
                                                   ------------
              BUSINESS EQUIPMENT AND PERIPHERALS
                -- 3.1%
     45,300   AMP Inc. ..........................     1,817,662
     21,600   Harris Corporation.................     1,244,700
     15,200   International Business Machines
                Corporation......................     1,468,700
     29,300   Pitney Bowes Inc. .................     1,311,175
     10,115   Xerox Corporation..................     1,387,019
                                                   ------------
                                                      7,229,256
                                                   ------------
              CHEMICALS -- BASIC -- 2.1%
     11,900   Dow Chemical Company...............       843,412
     27,100   du Pont (E.I.) deNemours &
                Company..........................     1,802,150
     10,000   Eastman Chemical Company...........       656,250
     35,700   PPG Industries, Inc. ..............     1,619,888
                                                   ------------
                                                      4,921,700
                                                   ------------
              CHEMICALS -- SPECIALTY -- 0.8%
     62,300   Lubrizol Corporation...............     1,783,337
                                                   ------------
              COMPUTER MANUFACTURERS -- 1.5%
     26,400   COMPAQ Computer Corporation+.......     1,306,800
     16,874   Hewlett Packard Company............     1,398,433
     24,200   Silicon Graphics Inc.+.............       883,300
                                                   ------------
                                                      3,588,533
                                                   ------------
              DIVERSIFIED HEALTH CARE -- 1.1%
     20,300   Columbia/HCA Healthcare
                Corporation......................     1,047,987
     43,900   Mallinckrodt Group Inc. ...........     1,498,087
                                                   ------------
                                                      2,546,074
                                                   ------------
              DRUGS -- 1.3%
     20,100   Bristol-Myers Squibb...............     1,613,025
     23,200   Schering-Plough Corporation........     1,331,100
                                                   ------------
                                                      2,944,125
                                                   ------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              DRUGS -- MEDICAL SUPPLIES -- 2.7%
     47,152   Abbott Laboratories................  $  1,915,550
     43,300   Bausch & Lomb Inc. ................     1,564,212
     19,100   Becton, Dickinson & Company........     1,332,225
     32,000   Rhone-Poulenc Rorer................     1,532,000
                                                   ------------
                                                      6,343,987
                                                   ------------
              ELECTRIC UTILITIES -- NON-NUCLEAR
                -- 1.7%
     48,700   Baltimore Gas & Electric Company...     1,296,637
     41,900   CINergy Corporation................     1,236,050
     46,000   PECO Energy Company................     1,334,000
                                                   ------------
                                                      3,866,687
                                                   ------------
              ELECTRICAL EQUIPMENT -- 2.7%
     27,400   Eaton Corporation..................     1,493,300
     31,300   Emerson Electric Company...........     2,441,400
     18,200   General Electric Company...........     1,223,950
     36,500   General Signal Corporation.........     1,177,125
                                                   ------------
                                                      6,335,775
                                                   ------------
              ELECTRONIC COMPONENTS -- 2.0%
     33,200   Avnet, Inc. .......................     1,560,400
     20,700   Intel Corporation..................     1,260,112
     15,500   Motorola, Inc. ....................       949,375
     16,200   Texas Instruments Inc. ............       937,575
                                                   ------------
                                                      4,707,462
                                                   ------------
              FOOD -- PACKAGED -- 1.2%
     16,800   Hershey Foods Corporation..........     1,037,400
     12,800   Unilever N.V., ADR.................     1,700,800
                                                   ------------
                                                      2,738,200
                                                   ------------
              HOUSEHOLD PRODUCTS -- 1.1%
     19,800   Clorox Company.....................     1,499,850
     13,500   Procter & Gamble Company...........     1,166,063
                                                   ------------
                                                      2,665,913
                                                   ------------
              INDUSTRIAL CONGLOMERATES -- 2.6%
    103,400   Hanson, Plc, ADR...................     1,576,850
     11,300   ITT Corporation....................     1,385,663
     23,900   Minnesota Mining & Manufacturing
                Company..........................     1,565,450
     20,800   TRW Inc. ..........................     1,557,400
                                                   ------------
                                                      6,085,363
                                                   ------------
              INSURANCE -- 1.0%
     13,800   Marsh & McLennan Companies Inc. ...     1,197,150
     19,600   MGIC Investment Corporation........     1,090,250
                                                   ------------
                                                      2,287,400
                                                   ------------
              LEISURE -- 1.1%
     36,700   Circus Circus Enterprises Inc. ....     1,018,425
     36,554   Time Warner Inc. ..................     1,462,160
                                                   ------------
                                                      2,480,585
                                                   ------------
              LIFE AND SPECIALTY
                INSURANCE -- 1.9%
     18,000   American International Group,
                Inc. ............................     1,615,500
      9,800   General Re Corporation.............     1,466,325
     30,500   Lincoln National Corporation.......     1,425,875
                                                   ------------
                                                      4,507,700
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              LONG DISTANCE -- 1.4%
     24,100   AT&T Corporation...................  $  1,590,600
     42,000   Sprint Corporation.................     1,680,000
                                                   ------------
                                                      3,270,600
                                                   ------------
              MEDIA -- 1.0%
     18,800   Capital Cities/ABC Inc. ...........     2,324,150
                                                   ------------
              METALS -- 0.6%
     28,300   Nucor Corporation..................     1,411,463
                                                   ------------
              MONEY CENTER BANKS -- 0.7%
     22,100   First Chicago Corporation..........     1,535,950
                                                   ------------
              OIL SERVICES AND EQUIPMENT -- 1.5%
     88,800   Dresser Industries Inc. ...........     2,097,900
     21,500   Schlumberger Ltd. .................     1,365,250
                                                   ------------
                                                      3,463,150
                                                   ------------
              PAPER AND FOREST PRODUCTS -- 0.4%
     15,500   Mead Corporation...................       885,438
                                                   ------------
              PETROLEUM -- DOMESTIC -- 1.2%
     33,100   Ashland Oil, Inc. .................     1,154,362
     49,100   Occidental Petroleum Corporation...     1,086,338
     23,000   Sun Company, Inc. .................       638,250
                                                   ------------
                                                      2,878,950
                                                   ------------
              PETROLEUM -- INTERNATIONAL -- 4.3%
     21,877   Amoco Corporation..................     1,482,167
     18,800   Chevron Corporation................       928,250
     18,000   Exxon Corporation..................     1,392,750
     12,200   Mobil Corporation..................     1,273,375
     37,500   Murphy Oil Corporation.............     1,476,563
     15,100   Royal Dutch Petroleum Company,
                ADR..............................     1,938,463
     21,400   Texaco Inc. .......................     1,583,600
                                                   ------------
                                                     10,075,168
                                                   ------------
              PRODUCER GOODS -- MACHINERY -- 0.6%
     36,600   Briggs & Stratton Corporation......     1,523,475
                                                   ------------
              REGIONAL BANKS AND THRIFTS -- 1.3%
     39,300   Fleet Financial Group Inc. ........     1,640,775
     25,100   Mellon Bank Corporation............     1,342,850
                                                   ------------
                                                      2,983,625
                                                   ------------
              RESTAURANTS -- 0.5%
     24,600   McDonald's Corporation.............     1,097,775
                                                   ------------
              RETAIL -- MAJOR -- 2.0%
     43,200   Federated Department Stores
                Inc.+............................     1,258,200
     35,600   May Department Stores Company......     1,553,050
     38,700   Penney (J.C.) Company Inc. ........     1,814,063
                                                   ------------
                                                      4,625,313
                                                   ------------
              RETAIL -- SPECIALTY -- 1.5%
     27,700   Circuit City Stores Inc. ..........       803,300
     30,181   Home Depot Inc. ...................     1,339,282
     43,500   Lowe's Companies Inc. .............     1,370,250
                                                   ------------
                                                      3,512,832
                                                   ------------
              SOFTWARE AND SERVICES -- 0.4%
     11,175   Microsoft Corporation+.............       973,622
                                                   ------------
                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATION SYSTEMS AND
                SPECIALTY EQUIPMENT -- 1.6%
     27,100   British Telecommunications, plc,
                ADR..............................  $  1,568,424
     61,600   Communications Satellite
                Corporation......................     1,193,500
     33,100   Telefonos de Mexico, Class L,
                ADS..............................     1,092,300
                                                   ------------
                                                      3,854,224
                                                   ------------
              TELEPHONE -- BELL REGIONAL -- 0.6%
     34,800   GTE Corporation....................     1,483,350
                                                   ------------
              TELEPHONE -- CABLE AND CELLULAR
                -- 0.9%
     23,800   SBC Communications.................     1,285,200
     49,800   Tele-Communications Inc., Class
                A+...............................       921,300
                                                   ------------
                                                      2,206,500
                                                   ------------
              TRANSPORTATION -- SURFACE -- 0.6%
     16,400   CSX Corporation....................     1,437,050
                                                   ------------
              UTILITIES -- NATURAL GAS -- 2.0%
     58,700   Brooklyn Union Gas Company.........     1,658,275
     48,700   Equitable Resources Inc. ..........     1,497,525
     64,300   NICOR Inc. ........................     1,631,612
                                                   ------------
                                                      4,787,412
                                                   ------------
              WASTE MANAGEMENT -- 0.5%
     40,300   Browning-Ferris Industries Inc. ...     1,214,038
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $121,918,820)..............   136,180,207
                                                    ===========
 PRINCIPAL
  AMOUNT
----------
ASSET-BACKED SECURITIES -- 3.0%
$ 1,900,000   AT&T Universal Card Master Trust,
                5.950% 10/17/02..................     1,903,562
  2,000,000   Banc One Auto,
                6.650% 05/15/97..................     2,005,938
  1,159,857   Daimler-Benz, Vehicle Trust 94,
                Class A,
                5.950% 12/15/00..................     1,161,488
  1,250,000   EQCC, Home Equity Loan,
                Series 1995-4,
                6.350% 10/15/09..................     1,250,977
    784,286   Green Tree Financial Corporation,
                Class A, Variable Rate Note
                6.550% 07/15/19..................       787,963
                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $7,084,776)................     7,109,928
                                                   ============
CORPORATE BONDS AND NOTES -- 5.6%
              AUTOMOTIVE -- 1.4%
  1,000,000   Ford Motor Credit Company, MTN,
                7.450% 07/12/99..................     1,047,039
  1,000,000   Ford Motor Tranche, MTN,
                5.750% 05/14/98..................       998,279
  1,250,000   General Motors Acceptance
                Corporation, MTN,
                6.250% 10/18/99..................     1,260,024
                                                   ------------
                                                      3,305,342
                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              BANKING AND FINANCE -- 3.3%
$ 1,250,000   Ahmanson and Company, MTN,
                6.530% 06/01/98..................  $  1,260,561
  1,000,000   BanPonce Finance Corporation, MTN,
                7.650% 05/03/00..................     1,047,599
  1,000,000   Beneficial Corporation, MTN,
                8.100% 11/23/98..................     1,058,839
  1,000,000   Capital One Bank, MTN,
                6.660% due 08/17/98..............     1,014,099
  1,250,000   Chase Manhattan Corporation,
                5.900% due 11/15/01..............     1,251,172
  1,000,000   International Lease Finance
                Corporation,
                6.270% 02/10/99..................     1,005,329
  1,000,000   U.S. West Capital Funding, MTN,
                6.200% 11/30/99..................     1,009,680
                                                   ------------
                                                      7,647,279
                                                   ------------
              INDUSTRIAL -- 0.5%
  1,000,000   TKR Cable 1, Inc., Debenture,
                10.500% 10/30/07.................     1,171,900
                                                   ------------
              TRANSPORTATION -- AIRLINE -- 0.4%
  1,000,000   Qantas Airways Ltd., Sr. Note,
                6.625% 06/30/98++................     1,009,938
                                                   ------------
              TOTAL CORPORATE
                BONDS AND NOTES
              (Cost $12,905,125).................    13,134,459
                                                    ===========
FOREIGN BOND -- 0.3%
  (Cost $724,399)
    750,000   Skandia Capital,
                6.000% 11/02/98..................       748,335
                                                    ===========
MORTGAGE-BACKED SECURITIES -- 8.9%
              FEDERAL HOME LOAN CORPORATION
                (FHLMC) CERTIFICATES -- 0.5%
  1,190,492   7.500% 04/01/07 (1 Pool)...........     1,219,412
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 4.7%
  5,998,589   7.000% 07/01/25 - 09/01/25
                (3 Pools)........................     5,995,779
  1,771,290   7.500% 09/01/25 (1 Pool)...........     1,802,344
  2,194,087   8.000% 09/15/25 (1 Pool)...........     2,259,230
    780,554   8.500% 03/01/10 (1 Pool)...........       813,285
                                                   ------------
                                                     10,870,638
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA)
                CERTIFICATES -- 3.7%
    489,127   7.000% 07/15/10 (1 Pool)...........       497,277
  1,908,548   7.500% 12/15/23 - 03/15/24
                (3 Pools)........................     1,949,452
  6,080,799   8.000% 06/15/22 - 07/15/25
                (4 Pools)........................     6,300,173
                                                   ------------
                                                      8,746,902
                                                   ------------
              TOTAL MORTGAGE-
                BACKED SECURITIES
              (Cost $20,472,392).................    20,836,952
                                                    ===========

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
U.S. TREASURY SECURITIES -- 14.6%
              U.S. TREASURY BONDS -- 10.0%
$   895,000   10.750% 08/15/05...................  $  1,217,062
  6,400,000   12.750% 11/15/10...................     9,654,054
  4,000,000   12.500% 08/15/14...................     6,359,384
  1,750,000   8.875% 08/15/17....................     2,292,791
  2,950,000   8.750% 08/15/20....................     3,862,217
                                                   ------------
                                                     23,385,508
                                                   ------------
              U.S. TREASURY NOTES -- 4.6%
  1,000,000   6.125% 05/31/97....................     1,010,006
  4,724,000   5.125% 04/30/98....................     4,694,503
  4,130,000   8.250% 07/15/98....................     4,412,021
    575,000   6.500% 05/15/05....................       604,921
                                                   ------------
                                                     10,721,451
                                                   ------------
              TOTAL U.S. TREASURY SECURITIES
                  (Cost $31,552,812).............    34,106,959
                                                    ===========
              TOTAL SECURITIES
                  (Cost $194,658,324)............   212,116,840
                                                    ===========
REPURCHASE AGREEMENT -- 8.9%
  (Cost $20,995,000)
 20,995,000   Agreement with CS First Boston
                Corporation, 5.830% dated
                11/30/95, to be repurchased at
                $20,998,400 on 12/01/95,
                collateralized by: $21,519,922
                U.S. Treasury Bonds, 11.250% -
                12.000% due 05/15/05 - 02/15/15..    20,995,000
                                                    ===========
TOTAL INVESTMENTS
  (Cost $215,653,324*)..................  99.3%     233,111,840
OTHER ASSETS AND
  LIABILITIES (NET).....................   0.7        1,628,873
                                         -----     ------------
NET ASSETS.............................. 100.0%    $234,740,713
                                         -----     ============

---------------

 * Aggregate cost for Federal tax purposes is $216,155,167.

 + Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

ADR       American Depositary Receipt
ADS       American Depositary Share
MTN       Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 92.3%
              AEROSPACE AND DEFENSE -- 2.2%
     10,100   Boeing Company.....................  $    736,037
      1,800   General Dynamics Corporation.......       107,325
      5,900   Lockheed Martin Corporation........       432,913
      4,800   Loral Corporation..................       162,600
      3,200   McDonnell Douglas Corporation......       285,200
      1,500   Northrop Grumman Corporation.......        92,250
      1,400   Ogden Corporation..................        29,750
      7,600   Raytheon Company...................       338,200
      6,600   Rockwell International
                Corporation......................       323,400
      2,500   Rowan Companies Inc.+..............        18,750
      2,800   Textron Inc. ......................       214,550
      4,600   Unisys Corporation+................        29,900
      3,800   United Technologies Corporation....       356,250
                                                   ------------
                                                      3,127,125
                                                   ------------
              APPAREL AND TEXTILE -- 0.8%
        900   Armstrong World Industries Inc. ...        53,887
        300   Brown Group Inc. ..................         4,200
      3,000   Charming Shoppes Inc. .............         6,938
      2,200   Fruit of the Loom Inc., Class A+...        42,625
      4,600   Gap Inc. ..........................       208,150
     11,000   Limited Inc. ......................       196,625
      2,600   Liz Claiborne Inc. ................        76,375
      1,900   National Services Industries
                Inc. ............................        61,750
      4,400   Nike Inc., Class B.................       255,200
      1,700   Reebok International, Ltd. ........        44,200
      1,050   Russell Corporation................        27,956
        400   Springs Industries Inc. ...........        16,800
      1,500   Stride Rite Corporation............        13,125
      1,900   V. F. Corporation..................        98,800
                                                   ------------
                                                      1,106,631
                                                   ------------
              AUTOMOBILES -- 1.8%
     11,450   Chrysler Corporation...............       593,968
     31,700   Ford Motor Company.................       895,525
     22,350   General Motors Corporation.........     1,083,975
      1,120   Paccar, Inc. ......................        49,000
                                                   ------------
                                                      2,622,468
                                                   ------------
              AUTOMOTIVE ACCESSORIES -- 0.5%
      2,700   Cooper Tire & Rubber Company.......        66,488
      3,200   Dana Corporation...................        93,600
      2,500   Eaton Corporation..................       136,250
      1,800   Echlin Inc. .......................        65,700
      3,625   Genuine Parts Company..............       146,359
      4,430   Goodyear Tire & Rubber Company.....       187,721
      1,200   Snap On Tools Inc. ................        53,100
                                                   ------------
                                                        749,218
                                                   ------------
              BEVERAGES -- 3.6%
      7,700   Anheuser-Busch Companies, Inc. ....       510,125
      2,100   Brown-Forman Corporation,
                 Class B.........................        80,062
     37,700   Coca-Cola Company..................     2,855,775
      1,200   Coors (Adolph) Company, Class B....        24,300
     23,600   PepsiCo Inc. ......................     1,303,900
     11,400   Seagram Company, Ltd. .............       416,100
      3,200   Whitman Corporation................        70,400
                                                   ------------
                                                      5,260,662
                                                   ------------
              BUILDING AND CONSTRUCTION -- 0.4%
      2,900   Black & Decker Corporation.........       108,388
        900   Centex Corporation.................        29,588

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              BUILDING AND CONSTRUCTION
              -- (CONTINUED)
        800   Foster Wheeler Corporation.........  $     31,600
        800   Kaufman & Broad Home Corporation...        10,400
      4,700   Masco Corporation..................       138,650
        600   Pulte Corporation..................        18,450
      2,900   Sherwin-Williams Company...........       114,913
      1,400   Stanley Works......................        70,875
                                                   ------------
                                                        522,864
                                                   ------------
              BUSINESS EQUIPMENT AND PERIPHERALS
              -- 2.2%
      1,700   Avery Dennison Corporation.........        80,962
      7,900   cisco Systems Inc.+................       664,588
      4,800   Donnelley (R.R.) & Sons Company....       184,200
     17,000   International Business Machines
                Corporation......................     1,642,625
      4,800   Pitney Bowes Inc. .................       214,800
      3,100   Xerox Corporation..................       425,087
                                                   ------------
                                                      3,212,262
                                                   ------------
              CHEMICALS -- BASIC -- 1.9%
      3,175   Coastal Corporation+...............       105,569
      7,950   Dow Chemical Company...............       563,456
     16,500   du Pont (E.I.) deNemours &
                Company..........................     1,097,250
      2,587   Eastman Chemical Company...........       169,772
      3,300   Hercules Inc. .....................       181,087
      1,300   Owens Corning Fiberglass
                Corporation+.....................        57,687
      1,500   Perkin Elmer Corporation...........        54,000
      6,200   PPG Industries, Inc. ..............       281,325
      2,100   Rohm & Haas Company................       126,525
      4,800   Union Carbide Corporation..........       190,200
                                                   ------------
                                                      2,826,871
                                                   ------------
              CHEMICALS -- SPECIALTY -- 1.0%
      3,400   Air Products & Chemicals Inc. .....       188,700
      1,400   Bemis Inc. ........................        36,575
      3,287   Engelhard Corporation..............        76,834
        800   Goodrich (B.F.) Company............        56,100
      2,900   Grace (W.R.) & Company.............       176,175
      1,600   Great Lakes Chemical Corporation...       113,800
      3,500   Monsanto Company...................       400,750
      4,400   Morton International Inc.,
                Industries.......................       152,350
      1,800   Nalco Chemical Company.............        55,125
      3,900   Praxair Inc. ......................       113,588
      1,400   Sigma-Aldrich Corporation..........        68,950
                                                   ------------
                                                      1,438,947
                                                   ------------
              COMPUTER MANUFACTURERS -- 2.0%
      3,500   Apple Computer Inc. ...............       133,438
      2,100   Cabletron Systems Inc.+............       174,300
      8,000   COMPAQ Computer Corporation+.......       396,000
        700   Data General Corporation+..........         8,488
      4,500   Digital Equipment Corporation+.....       264,938
     15,100   Hewlett Packard Company............     1,251,412
      4,200   Honeywell Inc. ....................       200,025
      2,450   Parker Hannifin Corporation........        90,038
      4,400   Silicon Graphics Inc.+.............       160,600
      3,100   Sun Microsystems Inc.+.............       260,788
                                                   ------------
                                                      2,940,027
                                                   ------------
              CONSUMER DURABLES -- 0.5%
     10,050   Eastman Kodak Company..............       683,400
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              DIVERSIFIED HEALTH CARE -- 1.2%
      2,600   Beverly Enterprises Inc.+..........  $     30,225
     13,166   Columbia/HCA Healthcare
                Corporation......................       679,695
      2,400   Community Psychiatric Centers......        26,700
      1,795   Ecolab Inc. .......................        51,606
      2,500   Humana Inc. .......................        70,000
      2,400   Mallinckrodt Group Inc. ...........        81,900
      2,000   Manor Care Inc. ...................        65,250
      3,399   Pall Corporation...................        92,198
      6,100   Tenet Healthcare Corporation.......       109,037
      4,900   United Healthcare Corporation......       308,088
      4,900   U.S. Healthcare Inc. ..............       222,950
                                                   ------------
                                                      1,737,649
                                                   ------------
              DRUGS -- 5.7%
      2,000   ALZA Corporation+..................        46,000
      9,100   American Home Products
                Corporation......................       830,375
      7,800   Amgen Inc.+........................       387,075
     15,140   Bristol-Myers Squibb...............     1,214,985
      8,300   Lilly (Eli) & Company..............       825,850
     36,900   Merck & Company Inc. ..............     2,283,188
     18,800   Pfizer Inc. .......................     1,090,400
     15,200   Pharmacia & Upjohn Inc. ...........       545,300
     11,300   Schering-Plough Corporation........       648,337
      3,800   Warner Lambert Company.............       339,150
                                                   ------------
                                                      8,210,660
                                                   ------------
              DRUGS -- MEDICAL SUPPLIES -- 2.8%
     23,800   Abbott Laboratories................       966,875
      2,200   Allergan Inc. .....................        68,200
      1,600   Bard (C.R.) Inc. ..................        46,200
      1,800   Bausch & Lomb Inc. ................        65,025
      8,400   Baxter International Inc. .........       352,800
      2,200   Becton, Dickinson & Company........       153,450
      2,900   Biomet Inc.+.......................        53,650
      4,400   Boston Scientific Corporation+.....       178,200
     19,400   Johnson & Johnson..................     1,680,525
      6,600   Medtronic Inc. ....................       362,175
      2,100   St. Jude Medical Inc. .............        82,950
      1,800   United States Surgical
                Corporation......................        45,225
                                                   ------------
                                                      4,055,275
                                                   ------------
              ELECTRIC UTILITIES -- NON-NUCLEAR
              -- 3.8%
      5,500   American Electric Power Inc. ......       206,938
      4,300   Baltimore Gas & Electric Company...       114,488
      4,500   Carolina Power & Light Company.....       147,938
      5,700   Central & South West Corporation...       153,187
      3,643   CINergy Corporation................       107,468
      7,200   Consolidated Edison Company
                New York Inc. ...................       207,900
      4,700   Dominion Resources Inc.............       186,238
      6,300   Duke Power Company.................       282,713
      7,400   Entergy Corporation, New...........       206,275
      5,200   FPL Group Inc. ....................       225,550
      3,500   General Public Utilities
                Corporation......................       110,688
     29,300   GTE Corporation....................     1,248,913
      4,800   Niagara Mohawk Power Corporation...        47,400
      2,000   Northern States Power
                Corporation......................        94,000
      4,700   Ohio Edison Company................       106,925
     13,300   Pacific Gas & Electric Company.....       365,750
      8,300   PacifiCorp.........................       162,888
      6,900   PECO Energy Company................       200,100
      5,000   PP&L Resources Inc. ...............       124,375

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              ELECTRIC UTILITIES -- NON-NUCLEAR -- (CONTINUED)
     13,500   SCEcorp............................  $    210,938
     19,700   Southern Company...................       450,638
      6,600   Texas Utilities Company............       254,100
      6,600   Unicom Corporation.................       211,200
      2,700   Union Electric Company.............       108,338
                                                   ------------
                                                      5,534,948
                                                   ------------
              ELECTRIC
                UTILITIES -- NUCLEAR -- 0.2%
      4,700   Detroit Edison Company.............       153,338
      3,700   Houston Industries Inc. ...........       169,275
                                                   ------------
                                                        322,613
                                                   ------------
              ELECTRICAL EQUIPMENT -- 3.9%
      3,000   Advanced Micro Devices Inc.+.......        61,500
      3,300   Cooper Industries Inc. ............       120,450
      6,700   Emerson Electric Company...........       522,600
     50,600   General Electric Company...........     3,402,850
      1,300   General Signal Corporation.........        41,925
      1,000   Johnson Controls Inc. .............        69,250
      6,200   Micron Technology, Inc. ...........       339,450
     12,700   Minnesota Mining & Manufacturing
                Company..........................       831,850
      1,800   Scientific Atlanta Inc. ...........        28,575
      1,100   Tektronix Inc. ....................        59,262
      1,400   Teledyne Inc. .....................        33,950
      9,200   Westinghouse Electric
                Corporation......................       155,250
                                                   ------------
                                                      5,666,912
                                                   ------------
              ELECTRONIC COMPONENTS -- 2.6%
      4,700   Amdahl Corporation.................        44,650
      6,156   AMP Inc. ..........................       247,009
      5,200   Applied Materials Inc.+ ...........       252,850
      1,400   E.G. & G. Inc. ....................        26,950
      1,400   Grainger (W.W.) Inc. ..............        93,625
     24,600   Intel Corporation..................     1,497,525
     17,500   Motorola, Inc. ....................     1,071,875
      4,500   National Semiconductor
                Corporation+.....................        96,188
      5,518   Texas Instruments Inc. ............       319,354
        400   Thomas & Betts Corporation.........        29,350
                                                   ------------
                                                      3,679,376
                                                   ------------
              ENGINEERING AND
                CONSTRUCTION -- 0.2%
      2,700   Fluor Corporation..................       175,500
      3,200   Halliburton Company................       138,800
                                                   ------------
                                                        314,300
                                                   ------------
              FINANCE -- SERVICES -- 2.6%
     14,800   American Express Company...........       629,000
      1,700   Beneficial Corporation.............        86,275
      4,968   Dean Witter, Discover & Company....       253,368
      3,100   Dow Jones & Company Inc. ..........       118,962
      5,400   Federal Home Loan Mortgage
                Corporation......................       415,800
      8,000   Federal National Mortgage
                Association......................       876,000
      2,400   Household International Inc. ......       150,000
      6,600   KeyCorp (New)......................       243,375
      4,800   MBNA Corporation...................       193,800
      5,200   Merrill Lynch & Company Inc. ......       289,250
      2,300   Morgan Stanley Group, Inc. ........       198,375
      9,900   Norwest Corporation................       326,700
      2,100   USF&G Corporation..................        36,225
                                                   ------------
                                                      3,817,130
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              FOOD -- PACKAGED -- 3.1%
     17,168   Archer-Daniels-Midland Company.....  $    296,148
      7,000   Campbell Soup Company..............       391,125
      7,600   ConAgra Inc. ......................       303,050
      4,300   CPC International Inc. ............       295,625
        800   Fleming Companies Inc. ............        18,500
      4,800   General Mills Inc. ................       264,600
     11,250   Heinz (H.J.) Company...............       358,594
      2,300   Hershey Foods Corporation..........       142,025
      6,600   Kellogg Company....................       504,075
      2,300   Pioneer Hi-Bred International......       131,675
      3,800   Quaker Oats Company................       132,050
      3,000   Ralston Purina Group...............       192,000
     14,300   Sara Lee Corporation...............       461,175
      5,700   Sysco Corporation..................       174,563
      4,700   Unilever N.V., ADR.................       624,512
      3,500   Wrigley, (Wm) Jr. Company..........       164,938
                                                   ------------
                                                      4,454,655
                                                   ------------
              HEALTH AND BEAUTY -- 0.8%
        700   Alberto-Culver Company, Class B....        22,575
      1,800   Avon Products Inc. ................       130,725
     13,200   Gillette Company...................       684,750
      3,200   International Flavors & Fragrances
                Inc. ............................       163,600
      4,200   Newell Company.....................       110,775
                                                   ------------
                                                      1,112,425
                                                   ------------
              HOUSEHOLD PRODUCTS -- 1.9%
      1,600   Clorox Company.....................       121,200
      4,500   Colgate Palmolive Company..........       329,625
      6,300   Corning Inc. ......................       189,788
      3,200   Maytag Corporation.................        65,200
     20,600   Procter & Gamble Company...........     1,779,325
      4,900   Rubbermaid Inc. ...................       134,750
      2,250   Whirlpool Corporation..............       124,875
                                                   ------------
                                                      2,744,763
                                                   ------------
              IMAGING -- 0.0%#
      1,434   Polaroid Corporation...............        66,143
                                                   ------------
              INDUSTRIAL CONGLOMERATES -- 0.9%
      3,000   Alco Standard Corporation..........       130,500
      8,600   AlliedSignal Inc. .................       406,350
        700   Ball Corporation...................        20,038
      3,300   Illinois Tool Works Inc. ..........       209,137
      3,300   ITT Corporation....................       404,663
      2,100   TRW Inc. ..........................       157,238
                                                   ------------
                                                      1,327,926
                                                   ------------
              INSURANCE -- 1.4%
      1,000   Alexander & Alexander Services
                Inc. ............................        21,875
      2,800   Chubb Corporation..................       272,300
      2,100   CIGNA Corporation..................       231,000
      1,300   Jefferson-Pilot Corporation........        92,462
      1,800   Loews Corporation..................       276,300
      2,300   Marsh & McLennan Companies Inc. ...       199,525
      3,000   Providian Corporation..............       120,375
      2,700   St. Paul Companies Inc. ...........       151,200
      1,800   Torchmark Corporation..............        76,500
         46   Transport Holdings Inc., Class A...         1,805
      9,399   Travelers Inc. (New)...............       559,240
                                                   ------------
                                                      2,002,582
                                                   ------------
              JEWELRY -- 0.0%#
      1,300   Jostens, Inc. .....................        32,175
                                                   ------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              LEISURE -- 1.7%
      1,100   Bally Entertainment Corporation+...  $     13,337
      3,000   Brunswick Corporation..............        64,125
     15,800   Disney (Walt) Company..............       949,975
      1,300   Fleetwood Enterprises Inc. ........        31,200
      2,850   Harrah's Entertainment Inc. .......        70,894
      2,700   Hasbro Inc. .......................        82,350
      6,720   Mattel, Inc. ......................       188,160
     11,800   Time Warner Inc. ..................       472,000
     10,731   Viacom Inc., Class B+..............       517,771
        200   Zurn Industries Inc. ..............         4,900
                                                   ------------
                                                      2,394,712
                                                   ------------
              LIFE AND SPECIALTY
                INSURANCE -- 2.2%
      3,200   Aetna Life & Casualty Company......       234,800
     13,902   Allstate Corporation...............       569,982
      6,200   American General Corporation.......       210,025
     14,355   American International Group,
                Inc. ............................     1,288,361
      2,400   General Re Corporation.............       359,100
      2,900   Lincoln National Corporation.......       135,575
      1,900   SAFECO Corporation.................       134,900
      2,200   Transamerica Corporation...........       168,575
      2,200   UNUM Corporation...................       119,075
      1,050   USLIFE Corporation.................        30,318
                                                   ------------
                                                      3,250,711
                                                   ------------
              LONG DISTANCE -- 2.4%
     46,977   AT&T Corporation...................     3,100,482
     10,100   Sprint Corporation.................       404,000
                                                   ------------
                                                      3,504,482
                                                   ------------
              MEDIA -- 1.4%
      4,600   Capital Cities/ABC Inc. ...........       568,675
      4,780   Dun & Bradstreet Corporation.......       298,153
      4,300   Gannett Inc. ......................       262,300
        900   Handleman Company..................         5,625
      2,200   Interpublic Group Companies
                Inc. ............................        84,425
      1,150   King World Productions Inc.+.......        45,569
      1,400   Knight-Ridder Inc. ................        90,300
      1,400   McGraw-Hill Inc. ..................       117,250
        500   Meredith Corporation...............        19,688
      2,800   New York Times Company, Class A....        82,600
      3,000   Times Mirror Company...............        97,500
      1,900   Tribune Company....................       122,550
     14,000   U.S. West Media Inc. ..............       252,000
                                                   ------------
                                                      2,046,635
                                                   ------------
              METALS -- 1.6%
      7,450   Alcan Aluminum Ltd. ...............       246,781
      4,800   Aluminum Company of America........       280,800
      2,300   Armco Inc.+........................        13,225
      1,200   ASARCO Inc. .......................        42,450
     10,000   Barrick Gold Corporation...........       263,750
      3,100   Bethlehem Steel Corporation+.......        43,400
      2,800   Crown Cork & Seal Inc.+............       117,250
      2,850   Cyprus Amax Minerals Company.......        78,375
      3,000   Echo Bay Mines Ltd. ...............        31,125
      6,200   Freeport McMoRan Copper and Gold,
                Class B..........................       168,175
      3,100   Inco Ltd. .........................       110,438
      1,400   Inland Steel Industries Inc. ......        36,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              METALS -- (CONTINUED)
      2,496   Newmont Mining Corporation.........  $    107,640
      2,600   Nucor Corporation..................       129,675
      2,200   Phelps Dodge Corporation...........       149,325
      7,300   Placer Dome Inc. ..................       180,675
      1,900   Reynolds Metals Company............       109,725
      4,264   Santa Fe Pacific Gold
                Corporation+.....................        51,168
        800   Timken Company.....................        32,300
      2,320   USX-U.S. Steel Group...............        75,690
      2,325   Worthington Industries Inc. .......        45,628
                                                   ------------
                                                      2,314,170
                                                   ------------
              MONEY CENTER BANKS -- 1.5%
      2,000   Bankers Trust N.Y. Corporation.....       129,750
      5,500   Chase Manhattan Corporation........       334,812
      7,840   Chemical Banking Corporation.......       470,400
     12,350   Citicorp...........................       873,763
      3,200   First Chicago Corporation..........       222,400
      5,100   National City Corporation..........       165,112
                                                   ------------
                                                      2,196,237
                                                   ------------
              OIL SERVICES AND EQUIPMENT -- 0.5%
      4,300   Baker Hughes Inc. .................        87,612
      4,700   Dresser Industries, Inc. ..........       111,038
      7,200   Schlumberger Ltd. .................       457,200
                                                   ------------
                                                        655,850
                                                   ------------
              PAPER AND FOREST PRODUCTS -- 1.9%
      2,200   American Greetings Corporation,
                Class A..........................        59,950
      1,900   Boise Cascade Corporation..........        70,775
      4,100   Burlington Resources Inc. .........       157,850
      3,000   Champion International
                Corporation......................       141,375
      2,400   Deluxe Corporation.................        66,300
      1,200   Federal Paper Board Inc. ..........        62,400
      2,800   Georgia-Pacific Corporation........       217,700
      1,000   Harland (John H.) Company..........        20,625
        800   Harnischfeger Industries Inc. .....        27,100
      7,800   International Paper Company........       297,375
      2,650   James River Corporation............        83,475
      4,800   Kimberly-Clark Corporation.........       369,000
      3,400   Louisiana Pacific Corporation......        91,800
      1,600   Mead Corporation...................        91,400
      2,700   Moore Corporation Ltd. ............        48,262
        800   Potlatch Corporation...............        32,300
      4,500   Scott Paper Company................       257,063
      2,032   Stone Container Corporation........        31,750
      1,600   Temple-Inland Inc. ................        72,600
      2,250   Union Camp Corporation.............       110,531
      3,412   Westvaco Corporation...............        93,403
      6,150   Weyerhaeuser Company...............       278,288
      1,600   Willamette Industries Inc. ........        96,800
                                                   ------------
                                                      2,778,122
                                                   ------------
              PETROLEUM -- DOMESTIC -- 2.5%
      2,900   Amerada Hess Corporation...........       137,750
      1,900   Ashland Oil, Inc. .................        66,263
     19,500   Chevron Corporation................       962,812
      1,400   Columbia Gas Systems Inc.+.........        60,550
      2,700   Consolidated Natural Gas Company...       119,812
        500   Eastern Enterprises................        16,250
      7,400   Enron Corporation..................       277,500
      2,400   ENSERCH Corporation................        37,200

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PETROLEUM -- DOMESTIC -- (CONTINUED)
        500   Helmerich & Payne Inc. ............  $     13,625
      4,200   Homestake Mining Company...........        69,300
      1,600   Kerr McGee Corporation.............        92,600
        900   Louisiana Land & Exploration
                Company..........................        35,100
      1,500   McDermott International Inc. ......        27,187
      4,000   Noram Energy Corporation...........        31,500
      9,700   Occidental Petroleum Corporation...       214,613
        700   ONEOK Inc. ........................        16,450
      2,900   Oryx Energy Company................        38,062
      2,400   Pacific Enterprises................        64,200
      3,800   Panhandle Eastern Corporation......       107,825
      1,300   Pennzoil Company...................        51,512
        900   Peoples Energy Corporation.........        27,450
      8,100   Phillips Petroleum Company.........       269,325
      7,500   Public Service Enterprise Group....       222,188
      2,500   Santa Fe Energy Resources..........        23,125
      2,800   Sonat Inc. ........................        90,300
      3,000   Sun Company, Inc. .................        83,250
      7,100   Unocal Corporation.................       190,812
      8,600   USX-Marathon Group.................       158,025
      1,600   Western Atlas Inc.+................        76,600
      2,700   Williams Companies Inc. ...........       113,400
                                                   ------------
                                                      3,694,586
                                                   ------------
              PETROLEUM -- INTERNATIONAL -- 5.7%
     14,700   Amoco Corporation..................       995,925
      4,800   Atlantic Richfield Company.........       520,200
     36,950   Exxon Corporation..................     2,859,006
     11,900   Mobil Corporation..................     1,242,062
     15,900   Royal Dutch Petroleum Company,
                ADR..............................     2,041,163
      7,600   Texaco Inc. .......................       562,400
                                                   ------------
                                                      8,220,756
                                                   ------------
              PLASTICS -- 0.1%
      2,200   Premark International Inc. ........       112,200
      1,100   Raychem Corporation................        57,200
                                                   ------------
                                                        169,400
                                                   ------------
              PRODUCER GOODS -- MACHINERY -- 1.0%
        900   Briggs & Stratton Corporation......        37,463
      5,900   Caterpillar Inc. ..................       362,112
        700   Cincinnati Milacron Inc. ..........        18,287
        800   Crane Company......................        27,300
      1,700   Cummins Engine Inc. ...............        66,725
      8,100   Deere & Company....................       266,287
      3,600   Dover Corporation..................       139,950
      1,000   FMC Corporation, New+..............        73,875
      1,100   Giddings & Lewis Inc. .............        17,325
      3,100   Ingersoll Rand Company.............       118,962
        700   Morrison Knudsen Corporation.......         4,200
        200   Nacco Industries Inc., Class A.....        11,400
        400   Outboard Marine Corporation........         8,200
      5,100   Tenneco Inc. ......................       244,800
      1,000   Trinova Corporation................        30,750
      1,300   Varity Corporation+................        50,375
                                                   ------------
                                                      1,478,011
                                                   ------------
              REGIONAL BANKS AND THRIFTS -- 4.4%
      3,400   Ahmanson (H.F.) & Company..........        90,950
     11,466   Banc One Corporation...............       437,141
      3,950   Bank of Boston Corporation.........       183,181
      6,550   Bank of New York Inc. .............       308,669

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              REGIONAL BANKS AND THRIFTS -- (CONTINUED)
     11,842   BankAmerica Corporation............  $    753,447
      3,050   Barnett Banks Inc. ................       183,381
      4,000   Boatmen's Bancshares Inc. .........       155,000
      3,400   Comerica Inc. .....................       127,075
      4,000   CoreStates Financial Corporation...       155,000
      4,100   First Bank System, Inc. ...........       211,662
      2,500   First Fidelity Bancorporation......       183,437
      2,750   First Interstate Bancorp...........       368,500
      5,700   First Union Corporation............       311,362
      5,000   Fleet Financial Group Inc. ........       208,750
      1,800   Golden West Financial
                Corporation......................        92,025
      3,950   Great Western Financial
                Corporation......................       100,725
      4,800   Mellon Bank Corporation............       256,800
      5,200   Morgan (J.P.) & Company Inc. ......       408,200
      5,550   NBD Bancorp Inc. ..................       212,981
      6,900   PNC Bank Corporation...............       201,825
      1,500   Republic New York Corporation......        94,500
      2,900   Salomon Inc. ......................       105,488
      5,000   Shawmut National Corporation.......       187,500
      3,900   SunTrust Banks Inc. ...............       266,175
      3,050   U.S. Bancorp.......................       103,318
      6,000   Wachovia Corporation...............       270,000
      1,700   Wells Fargo & Company..............       357,425
                                                   ------------
                                                      6,334,517
                                                   ------------
              RESTAURANTS AND LODGINGS -- 0.9%
      4,800   Darden Restaurants Inc. ...........        55,800
      1,400   Hilton Hotels Corporation..........        90,475
        550   Luby's Cafeterias Inc. ............        12,100
      3,400   Marriott International Inc. .......       126,650
     20,800   McDonald's Corporation.............       928,200
      1,400   Ryans Family Steak Houses Inc.+....        10,325
      1,300   Shoneys Inc.+......................        13,975
      3,300   Wendy's International Inc. ........        68,062
                                                   ------------
                                                      1,305,587
                                                   ------------
              RETAIL -- FOOD AND DRUG -- 0.6%
      7,900   Albertsons Inc. ...................       242,925
      4,200   American Stores Company............       110,250
      1,900   Giant Food Inc., Class A...........        61,275
      1,000   Great Atlantic & Pacific Tea
                Inc. ............................        21,875
      3,200   Kroger Company+....................       107,200
        400   Longs Drug Stores Corporation......        15,900
      2,700   Rite Aid Corporation...............        84,375
      2,200   Supervalu Inc. ....................        70,950
      2,200   Winn-Dixie Stores Inc. ............       141,075
                                                   ------------
                                                        855,825
                                                   ------------
              RETAIL -- MAJOR -- 2.4%
      5,200   Federated Department Stores
                Inc.+............................       151,450
      2,600   Harcourt General Inc. .............       104,650
     12,300   Kmart Corporation..................        95,325
      7,600   May Department Stores Company......       331,550
        900   Mercantile Stores Inc. ............        41,850
      7,000   Penney (J.C.) Company Inc. ........       328,125
     11,500   Sears, Roebuck & Company...........       452,813
     68,500   Wal-Mart Stores Inc. ..............     1,644,000
      8,000   Walgreen Company...................       233,000
      4,000   Woolworth Corporation..............        60,000
                                                   ------------
                                                      3,442,763
                                                   ------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              RETAIL -- SPECIALTY -- 1.2%
      3,100   Circuit City Stores Inc. ..........  $     89,900
      2,100   Dayton Hudson Corporation..........       152,512
      3,300   Dillard Department Stores Inc.,
                Class A..........................        95,287
     13,372   Home Depot Inc. ...................       593,382
      4,800   Lowe's Companies Inc. .............       151,200
      3,000   Melville Corporation...............        93,375
      2,300   Nordstrom Inc. ....................        90,275
      1,800   Pep Boys - Manny, Moe & Jack.......        47,700
      6,204   Price/Costco Inc.+.................       103,141
      2,000   Tandy Corporation..................        95,250
      2,200   TJX Companies Inc. ................        36,575
      8,787   Toys R Us Inc.+....................       204,298
                                                   ------------
                                                      1,752,895
                                                   ------------
              SERVICES -- 0.2%
      4,350   CUC International Inc.+............       165,300
      2,350   Service Corporation
                International....................        95,469
                                                   ------------
                                                        260,769
                                                   ------------
              SOFTWARE AND SERVICES -- 2.8%
      1,800   Autodesk Inc. .....................        63,450
      4,400   Automatic Data Processing Inc. ....       350,350
      2,600   Block (H & R) Inc. ................       115,700
      1,400   Ceridian Corporation+..............        58,800
      7,350   Computer Associates International
                Inc. ............................       481,425
      1,800   Computer Sciences Corporation+.....       130,950
        600   Cray Research Inc.+................        14,400
      6,500   First Data Corporation.............       461,500
      1,100   Intergraph Corporation+............        18,906
     17,400   Microsoft Corporation+.............     1,515,975
      1,700   Millipore Corporation..............        63,325
     10,900   Novell Inc.+.......................       183,938
     13,050   Oracle Systems Corporation+........       592,144
        600   Shared Medical Systems
                Corporation......................        26,025
      3,100   Tandem Computers Inc.+.............        38,750
                                                   ------------
                                                      4,115,638
                                                   ------------
              TELECOMMUNICATION SYSTEMS AND
                SPECIALTY EQUIPMENT -- 0.9%
      5,600   ALLTEL Corporation.................       165,200
      1,175   Andrew Corporation+................        50,819
      3,000   DSC Communications Corporation+....       118,875
      1,200   Harris Corporation.................        69,150
     20,500   MCI Communications Corporation.....       548,375
      7,600   Northern Telecommunications,
                Ltd. ............................       306,850
      2,900   Tellabs Inc. ......................       113,825
                                                   ------------
                                                      1,373,094
                                                   ------------
              TELEPHONE -- BELL REGIONAL -- 2.3%
     12,900   Bell Atlantic Corporation..........       812,700
     29,700   BellSouth Corporation..............     1,154,588
     12,600   NYNEX Corporation..................       625,275
     12,500   Pacific Telesis Group..............       375,000
     14,100   U S West Inc. .....................       440,625
                                                   ------------
                                                      3,408,188
                                                   ------------
              TELEPHONE -- CABLE AND CELLULAR -- 2.1%
     14,400   AirTouch Communications+...........       419,400
     17,100   Ameritech Corporation..............       940,500
      6,650   Comcast Corporation, Class A.......       131,338
     18,000   SBC Communications Inc. ...........       972,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELEPHONE -- CABLE AND CELLULAR -- (CONTINUED)
     19,600   Tele-Communications Inc., Class
                A+...............................  $    362,600
      5,000   Tyco International Ltd. ...........       156,875
                                                   ------------
                                                      2,982,713
                                                   ------------
              TOBACCO -- 1.8%
      5,700   American Brands Inc. ..............       237,975
     25,200   Philip Morris Companies Inc. ......     2,211,300
      5,000   UST Inc. ..........................       163,125
                                                   ------------
                                                      2,612,400
                                                   ------------
              TRANSPORTATION -- AIRLINES -- 0.3%
      2,300   AMR Corporation+...................       176,238
      1,500   Delta Air Lines Inc. ..............       116,438
      3,900   Southwest Airlines Company.........        97,500
      1,600   USAir Group Inc. ..................        21,400
                                                   ------------
                                                        411,576
                                                   ------------
              TRANSPORTATION -- SURFACE -- 1.4%
      4,513   Burlington Northern Inc. ..........       363,861
      2,300   Conrail Inc. ......................       160,713
      1,500   Consolidated Freightways Inc.+.....        39,375
      3,000   CSX Corporation....................       262,875
      2,600   Dial Corporation...................        70,200
      1,600   Federal Express Corporation+.......       119,600
      1,990   Navistar International
                Corporation+.....................        21,641
      4,300   Norfolk Southern Corporation.......       338,625
      2,200   Pittston Services Group............        67,100
      1,000   Roadway Services Inc. .............        50,250
      3,300   Ryder Systems Inc. ................        78,787
      6,000   Union Pacific Corporation..........       406,500
        700   Yellow Corporation.................         8,400
                                                   ------------
                                                      1,987,927
                                                   ------------
              UTILITIES -- NATURAL GAS -- 0.0%#
      1,700   NICOR Inc. ........................        43,137
                                                   ------------
              WASTE MANAGEMENT -- 0.5%
      6,400   Browning-Ferris Industries Inc. ...       192,800
      7,700   Laidlaw Inc., Class B..............        71,225
      1,650   Safety-Kleen Corporation...........        23,513
     15,000   WMX Technologies Inc. .............       442,500
                                                   ------------
                                                        730,038
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $102,506,913)..............   133,890,746
                                                   ============
PREFERRED STOCK -- 0.0%# (Cost $376)
         29   Teledyne Inc., Series E............           384
                                                   ============

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
U.S. TREASURY BILLS -- 0.6%
$   100,000   5.390% 12/21/95++..................  $     99,700
    500,000   5.368% 01/25/96++..................       496,020
    200,000   5.285% 02/01/96++..................       198,180
                                                   ------------
              TOTAL U.S. TREASURY BILLS
                (Cost $793,900)..................       793,900
                                                   ============
              TOTAL SECURITIES
                (Cost $103,301,189)..............   134,685,030
                                                   ============
REPURCHASE AGREEMENT -- 7.0%
(Cost $10,192,000)
 10,192,000   Agreement with CS First Boston
                Corporation, 5.830% dated
                11/30/95, to be repurchased at
                $10,193,651 on 12/01/95,
                collateralized by: $10,446,823
                U.S. Treasury Bonds, 11.250% -
                12.000% due 05/15/05 -
                02/15/15.........................    10,192,000
                                                    ===========
TOTAL INVESTMENTS
  (Cost $113,493,189*)..................    99.9%   144,877,030
OTHER ASSETS AND
  LIABILITIES (NET).....................     0.1        155,429
                                           -----   ------------
NET ASSETS..............................   100.0%  $145,032,459
                                           =====   ============

                                                       NET
 NUMBER OF                                          UNREALIZED
 CONTRACTS                                         APPRECIATION
------------------------------------------------------------
FUTURES CONTRACTS -- LONG POSITION
         34   S&P 500 Index Futures, December
                1995.............................  $    334,550
                                                   ============

---------------

 * Aggregate cost for Federal tax purposes is $113,700,972.

 + Non-income producing security.

++ Security segregated as collateral for Futures Contracts.

 # Amount represents less than 0.1% of net assets.

ABBREVIATION:

ADR       American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- 95.7%
             AEROSPACE AND DEFENSE -- 2.5%
    36,500   McDonnell Douglas Corporation.......  $  3,253,063
                                                   ------------
             APPAREL -- 2.2%
    50,600   Nike Inc., Class B..................     2,934,800
                                                   ------------
             BUSINESS EQUIPMENT AND PERIPHERALS -- 2.2%
    61,500   3Com Corporation+...................     2,813,625
                                                   ------------
             CHEMICALS -- BASIC -- 2.5%
    50,200   Eastman Chemical Company............     3,294,375
                                                   ------------
             CHEMICALS -- SPECIALTY -- 2.4%
    44,000   Goodrich (B.F.) Company.............     3,085,500
                                                   ------------
             COMPUTER MANUFACTURERS -- 5.1%
    68,400   Dell Computer Corporation...........     3,026,700
    43,500   Sun Microsystems Inc.+..............     3,659,438
                                                   ------------
                                                      6,686,138
                                                   ------------
             CONSUMER DURABLES -- 2.5%
    47,700   Eastman Kodak Company...............     3,243,600
                                                   ------------
             DIVERSIFIED HEALTH CARE -- 4.8%
    68,900   Foundation Health Corporation+......     3,152,175
   116,100   Lincare Holdings Inc.+..............     3,105,675
                                                   ------------
                                                      6,257,850
                                                   ------------
             DRUGS -- 4.9%
    39,100   Bristol-Myers Squibb................     3,137,775
    55,700   Schering-Plough Corporation.........     3,195,788
                                                   ------------
                                                      6,333,563
                                                   ------------
             DRUGS -- MEDICAL SUPPLIES -- 2.5%
    37,000   Johnson & Johnson...................     3,205,125
                                                   ------------
             ELECTRIC UTILITIES -- NON-NUCLEAR -- 2.2%
    90,300   Unicom Corporation..................     2,889,600
                                                   ------------
             ELECTRICAL EQUIPMENT -- 1.9%
    44,300   Micron Technology, Inc. ............     2,425,425
                                                   ------------
             ELECTRONIC COMPONENTS -- 4.1%
    64,800   LSI Logic Corporation+..............     2,713,500
    45,400   Texas Instruments Inc. .............     2,627,525
                                                   ------------
                                                      5,341,025
                                                   ------------
             ENGINEERING AND CONSTRUCTION -- 2.4%
    72,200   Halliburton Company.................     3,131,675
                                                   ------------
             FOOD -- PACKAGED -- 2.1%
    44,400   IBP Inc. ...........................     2,775,000
                                                   ------------
             INDUSTRIAL CONGLOMERATES -- 2.5%
    51,900   Illinois Tool Works Inc. ...........     3,289,163
                                                   ------------
             INSURANCE -- 6.7%
    29,000   CIGNA Corporation...................     3,190,000
    25,200   CNA Financial Corporation+..........     2,926,350
    17,300   Loews Corporation...................     2,655,550
                                                   ------------
                                                      8,771,900
                                                   ------------
             MEDIA -- 2.4%
    47,600   Tribune Company.....................     3,070,200
                                                   ------------
             METALS -- 5.0%
    58,300   Aluminum Company of America.........     3,410,550
    46,600   Phelps Dodge Corporation............     3,162,975
                                                   ------------
                                                      6,573,525
                                                   ------------

                                                      VALUE
  SHARES                                             (NOTE 1)
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             PAPER AND FOREST PRODUCTS -- 4.4%
    67,900   Bowater, Inc., ADR..................  $  2,699,025
    90,200   Harnischfeger Industries Inc. ......     3,055,525
                                                   ------------
                                                      5,754,550
                                                   ------------
             PETROLEUM -- DOMESTIC -- 4.8%
   141,000   Occidental Petroleum Corporation....     3,119,625
    76,300   Williams Companies Inc. ............     3,204,600
                                                   ------------
                                                      6,324,225
                                                   ------------
             PETROLEUM -- INTERNATIONAL -- 6.6%
    28,200   Atlantic Richfield Company..........     3,056,175
    33,900   British Petroleum, ADS..............     3,241,686
    29,900   Exxon Corporation...................     2,313,512
                                                   ------------
                                                      8,611,373
                                                   ------------
             PRODUCER GOODS -- MACHINERY -- 4.7%
    77,700   Dover Corporation...................     3,020,588
    86,150   Parker-Hannifin.....................     3,166,012
                                                   ------------
                                                      6,186,600
                                                   ------------
             REGIONAL BANKS AND THRIFTS -- 4.8%
    68,800   Bank of New York Inc. ..............     3,242,200
    14,100   Wells Fargo & Company...............     2,964,525
                                                   ------------
                                                      6,206,725
                                                   ------------
             RETAIL -- FOOD AND DRUGS -- 2.3%
    64,100   Safeway Inc.+.......................     2,980,650
                                                   ------------
             TELEPHONE -- BELL REGIONAL -- 2.4%
   103,100   Cincinnati Bell Inc. ...............     3,080,112
                                                   ------------
             TELEPHONE -- CABLE AND CELLULAR -- 2.3%
    55,496   Ameritech Corporation...............     3,052,280
                                                   ------------
             TRANSPORTATION -- AIRLINES -- 2.5%
    15,300   UAL Corporation.....................     3,201,525
                                                   ------------
             TOTAL COMMON STOCKS
               (Cost $111,038,475)...............   124,773,192
                                                    ===========
REPURCHASE AGREEMENT -- 3.8%
  (Cost $4,981,000)
$4,981,000   Agreement with CS First Boston
               Corporation, 5.830% dated
               11/30/95, to be repurchased
               at $4,981,807 on 12/01/95,
               collateralized by:
               $5,105,536 U.S. Treasury Bonds,
               11.250% - 12.000% due 05/15/05 -
               02/15/15..........................     4,981,000
                                                    ===========
TOTAL INVESTMENTS
  (Cost $116,019,475*)..................    99.5%    129,754,192
OTHER ASSETS AND
  LIABILITIES (NET).....................     0.5         614,151
                                           -----    ------------
NET ASSETS..............................   100.0%   $130,368,343
                                           =====    ============

---------------

* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

ABBREVIATIONS:

ADR       American Depositary Receipt
ADS       American Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                        NOVEMBER 30, 1995

                                                               NATIONS       NATIONS       NATIONS       NATIONS       NATIONS
                                                NATIONS        CAPITAL       EMERGING      BALANCED       EQUITY     DISCIPLINED
                                                 VALUE          GROWTH        GROWTH        ASSETS        INDEX         EQUITY
                                                  FUND           FUND          FUND          FUND          FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
See accompanying schedules:
  Securities................................ $1,034,870,899  $886,275,388  $276,891,125  $212,116,840  $134,685,030  $124,773,192
  Repurchase agreements.....................     55,124,000    30,129,000    31,604,000    20,995,000    10,192,000     4,981,000
                                              -------------  ------------  ------------  ------------  ------------  ------------
    Total investments.......................  1,089,994,899   916,404,388   308,495,125   233,111,840   144,877,030   129,754,192
Cash........................................            273           135           660           860           780           348
Dividends receivable........................      2,793,247     1,076,758        62,814       427,294       352,699       243,027
Interest receivable.........................          8,927         4,879         5,118       866,011         1,651           807
Receivable for Fund shares sold.............      1,708,114     2,173,949       322,848       557,356       135,330       741,613
Receivable for investment securities sold...      6,793,693    23,944,743     2,493,559     2,596,552       110,278            --
Unamortized organization costs (Note 6).....             --         7,398         9,118         7,393         4,500            --
                                              -------------  ------------  ------------  ------------  ------------  ------------
    Total Assets............................  1,101,299,153   943,612,250   311,389,242   237,567,306   145,482,268   130,739,987
                                              -------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
Variation margin/due to broker (Note 1).....             --            --            --            --        13,600            --
Payable for Fund shares redeemed............      1,796,544     1,061,744        88,312       720,126        10,463       197,741
Payable for investment securities
  purchased.................................      5,471,950    13,304,415     2,557,782     1,852,025       352,141            --
Investment advisory fee payable (Note 2)....        663,497       565,214       185,918       140,050        10,477        77,626
Administration fee payable (Note 2).........         88,466        75,362        24,789        18,867        11,641        10,350
Transfer agent fee payable (Note 2).........         99,418       112,578        28,035        21,538        13,685        11,844
Custodian fees payable (Note 2).............         12,762        13,995         5,234         4,201         2,168         2,901
Shareholder servicing and distribution fees
  payable (Note 3)..........................         63,139        38,959        27,568        41,397            --        13,046
Accrued Trustees' fees and expenses (Note
  2)........................................          7,805         6,729         2,178         1,659           993           835
Accrued expenses and other payables.........        102,026       112,234        66,830        26,730        34,641        57,301
                                              -------------  ------------  ------------  ------------  ------------  ------------
    Total Liabilities.......................      8,305,607    15,291,230     2,986,646     2,826,593       449,809       371,644
                                              -------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS.................................. $1,092,993,546  $928,321,020  $308,402,596  $234,740,713  $145,032,459  $130,368,343
                                             ==============  ============  ============  ============  ============  ============
Investments, at cost (Note 1)............... $  902,494,835  $729,834,058  $264,804,832  $215,653,324  $113,493,189  $116,019,475
                                             ==============  ============  ============  ============  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                                           NATIONS        NATIONS        NATIONS        NATIONS        NATIONS
                                           NATIONS         CAPITAL        EMERGING       BALANCED        EQUITY      DISCIPLINED
                                            VALUE           GROWTH         GROWTH         ASSETS         INDEX          EQUITY
                                             FUND            FUND           FUND           FUND           FUND           FUND
                                                    -----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income.... $    3,324,753   $    623,439   $         --   $  1,336,901   $    559,764   $     85,147
Accumulated net realized gain on
  securities and futures contracts.....     41,732,488     92,215,242     31,860,654     25,411,186        696,610      1,744,763
Net unrealized appreciation on
  securities and futures contracts.....    187,500,064    186,570,330     43,690,293     17,458,516     31,718,391     13,734,717
Paid-in capital........................    860,436,241    648,912,009    232,851,649    190,534,110    112,057,694    114,803,716
                                        --------------   ------------   ------------   ------------   ------------   ------------
                                        $1,092,993,546   $928,321,020   $308,402,596   $234,740,713   $145,032,459   $130,368,343
                                        ==============   ============   ============   ============   ============   ============
NET ASSETS:
Trust A Shares......................... $  956,669,182   $867,360,821   $269,483,523   $163,197,605   $145,021,288   $109,939,222
                                        ==============   ============   ============   ============   ============   ============
Investor A Shares...................... $   48,439,821   $ 16,770,234   $  5,764,621   $  5,275,870   $     11,171   $  3,233,587
                                        ==============   ============   ============   ============   ============   ============
Investor C Shares...................... $    4,185,214   $  3,321,765   $    805,429   $    992,336   $         --   $    322,026
                                        ==============   ============   ============   ============   ============   ============
Investor N Shares...................... $   83,699,329   $ 40,868,200   $ 32,349,023   $ 65,274,902   $         --   $ 16,873,508
                                        ==============   ============   ============   ============   ============   ============
SHARES OUTSTANDING:
Trust A Shares.........................     59,020,680     60,888,814     18,875,334     12,872,511     11,228,909      6,442,973
                                        ==============   ============   ============   ============   ============   ============
Investor A Shares......................      2,988,985      1,179,335        406,767        416,830            865        189,820
                                        ==============   ============   ============   ============   ============   ============
Investor C Shares......................        260,051        235,740         58,074         78,725             --         18,981
                                        ==============   ============   ============   ============   ============   ============
Investor N Shares......................      5,183,739      2,888,488      2,323,030      5,168,502             --        999,013
                                        ==============   ============   ============   ============   ============   ============
TRUST A SHARES:
Net asset value, offering price and
  redemption price per share...........         $16.21         $14.24         $14.28         $12.68         $12.91         $17.06
                                                ======         ======         ======         ======         ======         ======
INVESTOR A SHARES:
Net asset value and redemption price
  per share............................         $16.21         $14.22         $14.17         $12.66         $12.91         $17.04
                                                ======         ======         ======         ======         ======         ======
Maximum sales charge...................           5.75%          5.75%          5.75%          5.75%          5.75%          5.75%
Maximum offering price per share.......         $17.20         $15.09         $15.03         $13.43         $13.70         $18.08
                                                ======         ======         ======         ======         ======         ======
INVESTOR C SHARES:
Net asset value and offering price per
  share*...............................         $16.09         $14.09         $13.87         $12.61            N/A         $16.97
                                                ======         ======         ======         ======                        ======
INVESTOR N SHARES:
Net asset value and offering price per
  share*...............................         $16.15         $14.15         $13.93         $12.63            N/A         $16.89
                                                ======         ======         ======         ======                        ======

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                               NATIONS        NATIONS       NATIONS       NATIONS       NATIONS
                                                NATIONS        CAPITAL       EMERGING      BALANCED       EQUITY      DISCIPLINED
                                                 VALUE          GROWTH        GROWTH        ASSETS         INDEX        EQUITY
                                                  FUND           FUND          FUND          FUND          FUND          FUND
                                              -----------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes
  of $65,881, $64,639, $6,063, $0, $12,646
  and $0, respectively).....................  $ 23,902,102   $ 10,687,590   $   689,573   $ 2,125,312   $ 3,122,291   $   952,390
Interest....................................     3,502,806      3,409,117     1,917,863     7,059,582       510,754       194,530
                                              ------------   ------------   -----------   -----------   -----------   -----------
    Total investment income.................    27,404,908     14,096,707     2,607,436     9,184,894     3,633,045     1,146,920
                                              ------------   ------------   -----------   -----------   -----------   -----------
EXPENSES:
Investment advisory fee (Note 2)............     7,231,379      6,269,137     1,858,780     1,624,854       645,286       371,379
Sub-investment advisory fee (Note 2)........            --             --            --            --            --        28,306
Administration fee (Note 2).................       951,938        825,136       244,941       213,630       127,288        53,136
Registration and filing fees................        33,077         65,351        43,442        14,414        54,058       136,400
Transfer agent fees (Note 2)................       570,862        548,431       145,195       143,437        55,077        33,228
Custodian fees (Note 2).....................       138,251        112,654        52,940        47,192        59,352        31,585
Legal and audit fees........................       122,700        219,725        52,099        46,964        36,322        26,184
Trustees' fees and expenses (Note 2)........        19,211         16,720         5,260         7,891         2,546         1,408
Amortization of organization costs (Note
  6)........................................            --          4,036         4,559         4,032         1,500            --
Interest expense (Note 7)...................            --             --            --            --         7,567           193
Other.......................................        41,073         92,009        16,194        33,235        22,759        13,010
                                              ------------   ------------   -----------   -----------   -----------   -----------
    Subtotal................................     9,108,491      8,153,199     2,423,410     2,135,649     1,011,755       694,829
Shareholder servicing and distribution fee
  (Note 3):
  Investor A Shares.........................       100,864         33,996        10,934        12,281             3           926
  Investor C Shares.........................        35,944         29,156         6,801         8,359            --         1,185
  Investor N Shares.........................       449,537        314,386       232,800       421,921            --        39,592
Fees waived by investment adviser (Note
  2)........................................       (25,350)            --        (3,328)           --      (523,117)         (610)
                                              ------------   ------------   -----------   -----------   -----------   -----------
    Total expenses..........................     9,669,486      8,530,737     2,670,617     2,578,210       488,641       735,922
                                              ------------   ------------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME/(LOSS)................    17,735,422      5,565,970       (63,181)    6,606,684     3,144,404       410,998
                                              ------------   ------------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS (NOTES 1 AND 4):
Net realized gain/(loss) from:
  Security transactions.....................    43,961,096     92,498,431    32,794,949    26,614,217      (560,273)    2,168,165
  Futures contracts.........................            --             --            --            --     1,697,064            --
                                              ------------   ------------   -----------   -----------   -----------   -----------
Net realized gain on investments during the
  year......................................    43,961,096     92,498,431    32,794,949    26,614,217     1,136,791     2,168,165
                                              ------------   ------------   -----------   -----------   -----------   -----------
Change in unrealized
  appreciation/(depreciation) of:
  Securities................................   220,609,103    128,143,733    33,098,767    16,197,493    34,556,576    13,293,665
  Futures contracts.........................            --             --            --            --       510,225            --
                                              ------------   ------------   -----------   -----------   -----------   -----------
Net unrealized appreciation of investments
  during the year...........................   220,609,103    128,143,733    33,098,767    16,197,493    35,066,801    13,293,665
                                              ------------   ------------   -----------   -----------   -----------   -----------
Net realized and unrealized gain on
  investments...............................   264,570,199    220,642,164    65,893,716    42,811,710    36,203,592    15,461,830
                                              ------------   ------------   -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................  $282,305,621   $226,208,134   $65,830,535   $49,418,394   $39,347,996   $15,872,828
                                              ============   ============   ===========   ===========   ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1995

                                                       NATIONS         NATIONS         NATIONS         NATIONS         NATIONS
                                      NATIONS          CAPITAL         EMERGING        BALANCED         EQUITY       DISCIPLINED
                                       VALUE            GROWTH          GROWTH          ASSETS          INDEX           EQUITY
                                        FUND             FUND            FUND            FUND            FUND            FUND
                                   ----------------------------------------------------------------------------------------------
Net investment income/(loss)...... $   17,735,422    $  5,565,970    $    (63,181)   $  6,606,684    $  3,144,404    $    410,998
Net realized gain on
  investments.....................     43,961,096      92,498,431      32,794,949      26,614,217       1,136,791       2,168,165
Change in unrealized appreciation
  of investments..................    220,609,103     128,143,733      33,098,767      16,197,493      35,066,801      13,293,665
                                    -------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets
  resulting from operations.......    282,305,621     226,208,134      65,830,535      49,418,394      39,347,996      15,872,828
Distributions to shareholders from
  net investment income:
  Trust A Shares..................    (16,893,397)     (6,313,403)             --      (4,576,371)     (3,222,774)       (309,779)
  Investor A Shares...............       (703,768)        (72,934)             --        (130,629)             --          (4,337)
  Investor C Shares...............        (36,550)             --              --         (15,606)             --            (480)
  Investor N Shares...............       (742,442)             --              --      (1,244,431)             --         (11,255)
Distributions to shareholders from
  net realized gain on
  investments:
  Trust A Shares..................    (41,049,376)    (16,868,479)     (6,438,849)       (310,575)     (1,600,973)             --
  Investor A Shares...............     (1,840,132)       (256,976)       (114,778)         (9,212)             --              --
  Investor C Shares...............       (155,670)        (56,236)        (19,503)         (1,861)             --              --
  Investor N Shares...............     (2,225,891)       (556,449)       (574,543)       (102,838)             --              --
Net increase/(decrease) in net
  assets from Fund share
  transactions:
  Trust A Shares..................    (37,565,902)    (40,958,622)     35,062,583     (29,781,844)    (12,649,164)     85,720,261
  Investor A Shares...............      3,694,114       2,444,605       1,452,905        (565,148)         10,620       2,725,119
  Investor C Shares...............        372,284         221,512         110,631        (121,760)             --         291,675
  Investor N Shares...............     27,133,808       9,592,962      10,950,858       1,231,005              --      15,707,758
                                    -------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets........    212,292,699     173,384,114     106,259,839      13,789,124      21,885,705     119,991,790
NET ASSETS:
Beginning of year.................    880,700,847     754,936,906     202,142,757     220,951,589     123,146,754      10,376,553
                                    -------------    ------------    ------------    ------------    ------------    ------------
End of year....................... $1,092,993,546    $928,321,020    $308,402,596    $234,740,713    $145,032,459    $130,368,343
                                   ==============    ============    ============    ============    ============    ============
Undistributed net investment
  income at end of year........... $    3,324,753    $    623,439    $         --    $  1,336,901    $    559,764    $     85,147
                                   ==============    ============    ============    ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1994

                                                        NATIONS         NATIONS         NATIONS         NATIONS         NATIONS
                                        NATIONS         CAPITAL         EMERGING        BALANCED         EQUITY       DISCIPLINED
                                         VALUE           GROWTH          GROWTH          ASSETS          INDEX          EQUITY
                                          FUND            FUND            FUND            FUND           FUND*          FUND**
                                      -------------------------------------------------------------------------------------------
Net investment income/(loss)......... $ 15,905,183    $  5,874,211    $   (602,199)   $  5,186,951    $  2,704,429    $     6,240
Net realized gain/(loss) on
  investments........................   44,428,639      20,667,121       7,614,329       2,124,345       1,160,792       (413,394)
Change in unrealized appreciation/
  (depreciation) of investments......  (68,927,667)    (15,641,309)      2,098,503     (12,250,587)     (3,348,410)       441,052
                                      ------------    ------------    ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations..........   (8,593,845)     10,900,023       9,110,633      (4,939,291)        516,811         33,898
Distributions to shareholders from
  net investment income:
  Trust A Shares.....................  (13,766,977)     (5,028,665)             --      (4,292,175)     (2,066,295)        (6,113)
  Investor A Shares..................     (517,366)        (58,336)             --        (107,313)             --           (116)
  Investor C Shares..................      (24,215)             --              --         (15,801)             --             --
  Investor N Shares..................     (309,175)             --              --        (769,113)             --            (11)
Distributions to shareholders from
  net realized gain on investments:
  Trust A Shares.....................  (28,230,888)       (235,983)     (1,722,720)             --              --             --
  Investor A Shares..................   (1,320,383)         (4,039)        (27,035)             --              --             --
  Investor C Shares..................     (119,312)         (1,055)         (6,038)             --              --             --
  Investor N Shares..................     (467,946)         (3,860)        (52,823)             --              --             --
Distributions to shareholders from
  capital:
  Trust A Shares.....................           --              --              --              --              --         (3,133)
  Investor A Shares..................           --              --              --              --              --            (60)
  Investor C Shares..................           --              --              --              --              --             --
  Investor N Shares..................           --              --              --              --              --             (6)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Trust A Shares.....................  141,823,408      65,765,165      54,250,065      (8,681,327)    124,696,238      1,818,607
  Investor A Shares..................    4,789,875        (304,011)      1,052,641         (90,193)             --        111,006
  Investor C Shares..................      173,989        (575,658)         47,602        (198,022)             --             --
  Investor N Shares..................   34,026,771      14,210,525      12,051,030      27,406,781              --        178,688
                                      ------------    ------------    ------------    ------------    ------------    -----------
Net increase in net assets...........  127,463,936      84,664,106      74,703,355       8,313,546     123,146,754      2,132,760
NET ASSETS:
Beginning of year....................  753,236,911     670,272,800     127,439,402     212,638,043              --      8,243,793
                                      ------------    ------------    ------------    ------------    ------------    -----------
End of year.......................... $880,700,847    $754,936,906    $202,142,757    $220,951,589    $123,146,754    $10,376,553
                                      ============    ============    ============    ============    ============    ===========
Undistributed net investment income
  at end of year..................... $  3,965,488    $  1,443,806    $         --    $    705,130    $    638,134    $        --
                                      ============    ============    ============    ============    ============    ===========

---------------
 * The Nations Equity Index Fund commenced operations on December 15, 1993.

** The period for the Nations Disciplined Equity Fund reflects operations from April 30, 1994 through November 30, 1994. (Note 8)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                             NATIONS VALUE FUND
                                                  YEAR ENDED                    YEAR ENDED
                                               NOVEMBER 30, 1995             NOVEMBER 30, 1994
                                          ---------------------------   ---------------------------
                                            SHARES         DOLLARS        SHARES         DOLLARS
                                          ------------------------------------------------------------

TRUST A SHARES:
 Sold...................................   14,348,782   $ 200,019,718    24,151,217   $ 330,303,535
 Issued in exchange for Class A Shares
   of The Capitol Mutual Funds
   Equity Portfolio.....................           --              --     2,139,143      28,600,342
 Issued as reinvestment of dividends....    2,007,735      24,844,400       373,924       5,070,322
 Redeemed...............................  (18,925,597)   (262,430,020)  (16,543,074)   (222,150,791)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................   (2,569,080)  $ (37,565,902)   10,121,210   $ 141,823,408
                                          ===========    ============   ===========    ============
INVESTOR A SHARES:
 Sold...................................      632,785   $   9,169,259       660,750   $   8,920,870
 Issued in exchange for Class B Shares
   of The Capitol Mutual Funds
   Equity Portfolio.....................           --              --        19,677         262,688
 Issued as reinvestment of dividends....      196,415       2,460,725       266,697       3,629,175
 Redeemed...............................     (569,919)     (7,935,870)     (593,790)     (8,022,858)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................      259,281   $   3,694,114       353,334   $   4,789,875
                                          ===========    ============   ===========    ============
INVESTOR C SHARES:
 Sold...................................       64,912   $     937,227        82,153   $   1,124,360
 Issued as reinvestment of dividends....       15,572         191,440        19,831         268,695
 Redeemed...............................      (51,592)       (756,383)      (90,540)     (1,219,066)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................       28,892   $     372,284        11,444   $     173,989
                                          ===========    ============   ===========    ============
INVESTOR N SHARES :
 Sold...................................    2,207,667   $  31,834,371     2,674,590   $  36,038,535
 Issued as reinvestment of dividends....      232,059       2,893,160       100,887       1,372,747
 Redeemed...............................     (541,393)     (7,593,723)     (252,251)     (3,384,511)
                                          -----------    ------------   -----------    ------------
 Net increase...........................    1,898,333   $  27,133,808     2,523,226   $  34,026,771
                                          ===========    ============   ===========    ============

                                                        NATIONS CAPITAL GROWTH FUND
                                          ----------------------------------------------------------
                                                  YEAR ENDED                     YEAR ENDED
                                               NOVEMBER 30, 1995              NOVEMBER 30, 1994
                                          ---------------------------    ---------------------------
                                            SHARES         DOLLARS         SHARES         DOLLARS
                                          ----------------------------------------------------------

TRUST A SHARES:
 Sold...................................   16,298,665   $ 198,460,477     27,082,507   $ 309,813,478
 Issued in exchange for Class A Shares
   of The Capitol Mutual Funds
   Equity Portfolio.....................           --              --             --              --
 Issued as reinvestment of dividends....    1,313,582      14,351,770         33,231         378,603
 Redeemed...............................  (20,650,669)   (253,770,869)   (21,559,659)   (244,426,916)
                                          -----------    ------------    -----------    ------------
 Net increase/(decrease)................   (3,038,422)  $ (40,958,622)     5,556,079   $  65,765,165
                                          ===========    ============    ===========    ============
INVESTOR A SHARES:
 Sold...................................    1,641,993   $  22,288,613        227,329   $   2,590,259
 Issued in exchange for Class B Shares
   of The Capitol Mutual Funds
   Equity Portfolio.....................           --              --             --              --
 Issued as reinvestment of dividends....       29,457         322,885          3,414          39,004
 Redeemed...............................   (1,476,579)    (20,166,893)      (257,065)     (2,933,274)
                                          -----------    ------------    -----------    ------------
 Net increase/(decrease)................      194,871   $   2,444,605        (26,322)  $    (304,011)
                                          ===========    ============    ===========    ============
INVESTOR C SHARES:
 Sold...................................       43,310   $     526,572         18,705   $     214,035
 Issued as reinvestment of dividends....        5,274          55,903             92           1,049
 Redeemed...............................      (27,820)       (360,963)       (68,832)       (790,742)
                                          -----------    ------------    -----------    ------------
 Net increase/(decrease)................       20,764   $     221,512        (50,035)  $    (575,658)
                                          ===========    ============    ===========    ============
INVESTOR N SHARES :
 Sold...................................    1,110,085   $  13,768,914      1,415,969   $  16,069,390
 Issued as reinvestment of dividends....       50,490         537,215            331           3,783
 Redeemed...............................     (383,634)     (4,713,167)      (165,619)     (1,862,648)
                                          -----------    ------------    -----------    ------------
 Net increase...........................      776,941   $   9,592,962      1,250,681   $  14,210,525
                                          ===========    ============    ===========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                        NATIONS EMERGING GROWTH FUND
                                                  YEAR ENDED                    YEAR ENDED
                                               NOVEMBER 30, 1995             NOVEMBER 30, 1994
                                          ---------------------------   ---------------------------
                                            SHARES         DOLLARS        SHARES         DOLLARS
                                          ---------------------------------------------------------
TRUST A SHARES:
 Sold...................................    4,681,228   $  57,544,918     8,166,260   $  91,682,920
 Issued as reinvestment of dividends....      425,966       4,485,418         7,836          87,526
 Redeemed...............................   (2,225,688)    (26,967,753)   (3,334,666)    (37,520,381)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................    2,881,506   $  35,062,583     4,839,430   $  54,250,065
                                          ===========   =============   ===========   =============
INVESTOR A SHARES:
 Sold...................................      227,306   $   2,782,921       142,784   $   1,612,909
 Issued as reinvestment of dividends....       10,673         111,756         2,397          26,701
 Redeemed...............................     (116,033)     (1,441,772)      (53,510)       (586,969)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................      121,946   $   1,452,905        91,671   $   1,052,641
                                          ===========   =============   ===========   =============
INVESTOR C SHARES:
 Sold...................................       21,665   $     257,913        13,151   $     142,722
 Issued as reinvestment of dividends....        1,887          19,492           543           6,007
 Redeemed...............................      (13,822)       (166,774)       (8,860)       (101,127)
                                          -----------    ------------   -----------    ------------
 Net increase/(decrease)................        9,730   $     110,631         4,834   $      47,602
                                          ===========   =============   ===========   =============
 INVESTOR N SHARES:
 Sold...................................    1,133,417   $  13,763,774     1,154,104   $  12,845,956
 Issued as reinvestment of dividends....       53,315         552,878         4,623          51,365
 Redeemed...............................     (278,464)     (3,365,794)      (76,006)       (846,291)
                                          -----------    ------------   -----------    ------------
 Net increase...........................      908,268   $  10,950,858     1,082,721   $  12,051,030
                                          ===========   =============   ===========   =============

                                            NATIONS BALANCED ASSETS
                                                     FUND
                                                  YEAR ENDED                     YEAR ENDED
                                               NOVEMBER 30, 1995              NOVEMBER 30, 1994
                                          ---------------------------    ---------------------------
                                            SHARES         DOLLARS         SHARES         DOLLARS
                                          ---------------------------    ----------------------------
TRUST A SHARES:
 Sold...................................    4,299,646   $  49,368,656     8,751,677   $  94,454,382
 Issued as reinvestment of dividends....      310,934       3,525,690       150,747       1,604,956
 Redeemed...............................   (7,276,293)    (82,676,190)   (9,759,219)   (104,740,665)
                                           ----------   -------------    ----------   -------------
 Net increase/(decrease)................   (2,665,713)  $ (29,781,844)     (856,795)  $  (8,681,327)
                                           ==========   =============    ==========   =============
INVESTOR A SHARES:
 Sold...................................       79,414   $     918,636       145,010   $   1,578,550
 Issued as reinvestment of dividends....       12,227         138,700         9,967         106,366
 Redeemed...............................     (143,047)     (1,622,484)     (164,673)     (1,775,109)
                                           ----------   -------------    ----------   -------------
 Net increase/(decrease)................      (51,406)  $    (565,148)       (9,696)  $     (90,193)
                                           ==========   =============    ==========   =============
INVESTOR C SHARES:
 Sold...................................       10,542   $     128,058         3,080   $      33,089
 Issued as reinvestment of dividends....        1,510          17,114         1,450          15,444
 Redeemed...............................      (25,005)       (266,932)      (23,352)       (246,555)
                                           ----------   -------------    ----------   -------------
 Net increase/(decrease)................      (12,953)  $    (121,760)      (18,822)  $    (198,022)
                                           ==========   =============    ==========   =============
INVESTOR N SHARES:
 Sold...................................      868,040   $  10,073,071     3,187,761   $  34,643,155
 Issued as reinvestment of dividends....      113,740       1,291,982        69,311         735,874
 Redeemed...............................     (899,309)    (10,134,048)     (750,078)     (7,972,248)
                                           ----------   -------------    ----------   -------------
 Net increase...........................       82,471   $   1,231,005     2,506,994   $  27,406,781
                                           ==========   =============    ==========   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                                 NATIONS DISCIPLINED EQUITY
                                                 NATIONS EQUITY INDEX FUND                                  FUND
                                         YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                     NOVEMBER 30, 1995               NOVEMBER 30, 1994*              NOVEMBER 30, 1995
                                ----------------------------    ----------------------------    ----------------------------
                                  SHARES          DOLLARS         SHARES          DOLLARS         SHARES          DOLLARS
                                --------------------------------------------------------------------------------------------
TRUST A SHARES:
 Sold........................    5,782,359      $ 65,557,132    19,980,612      $198,737,016     6,862,543      $103,834,207
 Issued as reinvestment
   of dividends..............      211,023         2,255,552        56,290           554,406         6,766           106,057
 Redeemed....................   (7,275,709)      (80,461,848)   (7,525,666)      (74,595,184)   (1,187,030)      (18,220,003)
                                -----------     -------------   -----------     -------------   -----------     -------------
 Net increase/(decrease).....   (1,282,327)     $(12,649,164)   12,511,236      $124,696,238     5,682,279      $ 85,720,261
                                ==========      ============    ==========      ============     =========      ============


                                       PERIOD ENDED
                                   NOVEMBER 30, 1994***
                               ----------------------------
                                 SHARES           DOLLARS
                                --------------------------------------------------------------------------------------------

TRUST A SHARES:
 Sold........................      245,701      $ 3,008,180
 Issued as reinvestment
   of dividends..............          446            5,571
 Redeemed....................      (92,387)      (1,195,144)
                                ----------      -----------
 Net increase/(decrease).....      153,760      $ 1,818,607
                                ==========      ===========

                                        PERIOD ENDED
                                     NOVEMBER 30, 1995*
                                ----------------------
INVESTOR A SHARES:
 Sold........................          865      $     10,620                                       175,763      $  2,801,016
 Issued as reinvestment
   of dividends..............           --                --                                           258             4,102
 Redeemed....................           --                --                                        (5,530)          (79,999)
                                  --------        ----------                                      --------      ------------
 Net increase................          865      $     10,620                                       170,491      $  2,725,119
                                  ========      ============                                      ========      ============


INVESTOR A SHARES:
 Sold........................        8,031      $   124,695
 Issued as reinvestment
   of dividends..............           14              177
 Redeemed....................       (1,093)         (13,866)
                                 ---------      -----------
 Net increase................        6,952      $   111,006
                                 =========      ===========

                                                                                                        PERIOD ENDED
                                                                                                    NOVEMBER 30, 1995**
                                                                                                ----------------------
INVESTOR C SHARES:
 Sold........................                                                                       24,963      $    391,195
 Issued as reinvestment
   of dividends..............                                                                           30               480
 Redeemed....................                                                                       (6,012)         (100,000)
                                                                                                ----------      ------------
 Net increase................                                                                       18,981      $    291,675
                                                                                                ==========      ============

INVESTOR C SHARES:
 Sold........................
 Issued as reinvestment
   of dividends..............
 Redeemed....................
 Net increase................

INVESTOR N SHARES:
 Sold........................                                                                    1,007,447      $ 16,060,453
 Issued as reinvestment
   of dividends..............                                                                          681            11,015
 Redeemed....................                                                                      (22,740)         (363,710)
                                                                                                 ---------      ------------
 Net increase................                                                                      985,388      $ 15,707,758
                                                                                                 =========      ============

                                       PERIOD ENDED
                                   NOVEMBER 30, 1994**
                               ----------------------
INVESTOR N SHARES:
 Sold........................       13,625      $   178,688
 Issued as reinvestment
   of dividends..............           --               --
 Redeemed....................           --               --
                                 ---------      -----------
 Net increase................       13,625      $   178,688
                                 =========      ===========

---------------

  * The Nations Equity Index Fund's Trust A Shares and Investor A Shares commenced operations on December 15, 1993 and October 24, 1995, respectively.

 ** The Nations Disciplined Equity Fund's Investor C Shares and Investor N
    Shares commenced operations on May 10, 1995 and May 20, 1994, respectively.

*** This period reflects operations from April 30, 1994 through November 30,
    1994. (Note 9)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                               TRUST A SHARES
                                            -------------------------------------------------------------------------------------
                                              YEAR        YEAR        YEAR        YEAR         YEAR         YEAR         PERIOD
                                             ENDED       ENDED       ENDED       ENDED        ENDED        ENDED         ENDED
                                            11/30/95    11/30/94    11/30/93    11/30/92     11/30/91     11/30/90     11/30/89*#
NATIONS VALUE FUND
                                            -------------------------------------------------------------------------------------
Operating performance:
Net asset value, beginning of year........  $ 12.98     $ 13.74     $ 12.45     $ 11.16      $  9.71      $ 10.04        $10.00
                                            --------    --------    --------    --------     -------      -------        ------
Net investment income.....................     0.27        0.24        0.24        0.28         0.34         0.35          0.08
Net realized and unrealized gain/(loss) on
 investments..............................     3.91       (0.23)       1.38        1.57         1.47        (0.36)        (0.04)
                                            --------    --------    --------    --------     -------      -------        ------
Net increase/(decrease) in net assets
 resulting from investment operations.....     4.18        0.01        1.62        1.85         1.81        (0.01)         0.04
Distributions:
Dividends from net investment income......    (0.28)      (0.23)      (0.24)      (0.27)       (0.36)       (0.32)           --
Distributions from net realized capital
 gains....................................    (0.67)      (0.54)      (0.09)      (0.29)          --           --            --
                                            --------    --------    --------    --------     -------      -------        ------
Total distributions.......................    (0.95)      (0.77)      (0.33)      (0.56)       (0.36)       (0.32)           --
                                            --------    --------    --------    --------     -------      -------        ------
Net asset value, end of year..............  $ 16.21     $ 12.98     $ 13.74     $ 12.45      $ 11.16      $  9.71        $10.04
                                            =======     =======     =======     =======      =======      =======        ======
Total return++............................    34.53%      (0.08)%     13.19%      17.00%+++    18.79%+++    (0.16)%+++     0.40%+++
                                            =======     =======     =======     =======      =======      =======        ======
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)........ $956,669    $799,743    $707,185    $282,138      $82,360      $19,769        $5,161
Ratio of operating expenses to average net
 assets...................................     0.94%       0.93%       0.96%       0.90%        0.53%        0.21%         0.49%+
Ratio of net investment income to average
 net assets...............................     1.90%       1.85%       1.98%       2.31%        3.33%        4.19%         4.41%+
Portfolio turnover rate...................       63%         75%         64%         60%          51%          24%           --
Ratio of operating expenses to average net
 assets without waivers
 and/or reimbursements....................     0.94%       0.93%       0.97%       0.97%        0.99%        1.11%         1.41%+
Net investment income per share without
 waivers and/or
 reimbursements...........................  $  0.27     $  0.24     $  0.24     $  0.27      $  0.30      $  0.26        $ 0.06

                                                            TRUST A SHARES
                                             ---------------------------------------------
                                               YEAR        YEAR        YEAR       PERIOD
                                              ENDED       ENDED       ENDED       ENDED
                                             11/30/95    11/30/94    11/30/93   11/30/92**
NATIONS CAPITAL GROWTH FUND
                                             ---------------------------------------------
Operating performance:
Net asset value, beginning of year........   $ 11.23     $ 11.08     $ 10.68     $  10.00
                                             -------     -------     -------      -------
Net investment income/(loss)..............      0.09        0.09        0.09         0.02
Net realized and unrealized gain on
 investments..............................      3.28        0.14        0.42         0.66##
                                             -------     -------     -------      -------
Net increase in net assets resulting from
 investment operations....................      3.37        0.23        0.51         0.68
Distributions:
Dividends from net investment income......     (0.10)      (0.08)      (0.10)          --
Distributions from net realized gains.....     (0.26)      (0.00)(a)   (0.01)          --
                                             -------     -------     -------      -------
Total distributions.......................     (0.36 )     (0.08 )     (0.11 )         --
                                             -------     -------     -------      -------
Net asset value, end of year..............   $ 14.24     $ 11.23     $ 11.08     $  10.68
                                             =======     =======     =======     ========
Total return++............................     30.96%       2.14%       4.84%        6.80%+++
                                             -------     -------     -------      -------
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)........  $867,361    $717,914    $646,661     $728,629
Ratio of operating expenses to average net
 assets...................................      0.98%       0.90%       0.80%        0.30%+
Ratio of net investment income/(loss) to
 average net assets.......................      0.71%       0.85%       0.84%        1.33%+
Portfolio turnover rate...................        80%         56%         81%           7%
Ratio of operating expenses to average net
 assets without waivers...................      0.98%       0.91%       0.89%        1.05%+
Net investment income/(loss) per share
 without waivers..........................  $   0.09     $  0.09    $   0.08     $   0.01

---------------
  * The Nations Value Fund's Trust A, Investor A, Investor C Shares and Investor N Shares commenced operations on September 19, 1989, December 6, 1989, June 17, 1992 and June 7, 1993, respectively.

 ** The Nations Capital Growth Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on September 30, 1992, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

(a) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                               INVESTOR A SHARES                                             INVESTOR C SHARES
     ---------------------------------------------------------------------  ---------------------------------------------------
       YEAR         YEAR         YEAR         YEAR      YEAR      PERIOD      YEAR          YEAR          YEAR         PERIOD
      ENDED        ENDED        ENDED        ENDED      ENDED      ENDED      ENDED         ENDED         ENDED         ENDED
     11/30/95     11/30/94     11/30/93     11/30/92  11/30/91   11/30/90*  11/30/95      11/30/94      11/30/93      11/30/92*
     --------------------------------------------------------------------------------------------------------------------------
     $ 12.98      $ 13.72      $ 12.45      $ 11.16    $  9.71    $ 10.04    $ 12.90       $ 13.64       $ 12.41       $ 11.63
     -------      -------      -------      -------    -------     ------     ------        ------        ------        ------
        0.23         0.20         0.22         0.26       0.34       0.35       0.13          0.12          0.13          0.07
        3.92        (0.20)        1.35         1.59       1.47      (0.36)      3.88         (0.22)         1.32          0.78
     -------      -------      -------      -------    -------     ------     ------        ------        ------        ------
        4.15         0.00         1.57         1.85       1.81      (0.01)      4.01         (0.10)         1.45          0.85
       (0.25)       (0.20)       (0.21)       (0.27)     (0.36)     (0.32)     (0.15)        (0.10)        (0.13)        (0.07)
       (0.67)       (0.54)       (0.09)       (0.29)        --         --      (0.67)        (0.54)        (0.09)           --
     -------      -------      -------      -------    -------    -------    -------       -------       -------       -------
       (0.92)       (0.74)       (0.30)       (0.56)     (0.36)     (0.32)     (0.82)        (0.64)        (0.22)        (0.07)
     -------      -------      -------      -------    -------    -------    -------       -------       -------       -------
     $ 16.21      $ 12.98      $ 13.72      $ 12.45    $ 11.16    $  9.71    $ 16.09       $ 12.90       $ 13.64       $ 12.41
     =======      =======      =======      =======    =======    =======    =======       =======       =======       =======
       34.22%       (0.17)%      12.80%       16.96+++   18.79%+++  (0.16) +++ 33.15%        (0.92)%       11.85%        7.33%+++
     =======      =======      =======      =======    =======    =======    =======       =======       =======       =======
     $48,440      $35,445      $32,607      $24,536    $13,514    $ 7,020    $ 4,185       $ 2,983       $ 2,997       $ 1,286
        1.19%        1.18%        1.21%        1.06%      0.53%      0.21%+     1.94%         1.93%         1.96%         1.98%+
        1.65%        1.60%        1.73%        2.15%      3.33%      4.19%+     0.90%         0.85%         0.98%         1.22%+
          63%          75%          64%          60%        51%        24%        63%           75%           64%           60%
        1.19%        1.18%        1.22%        1.15%      0.99%      1.11%+     1.94%         1.93%         1.97%         1.98%+
     $  0.23      $  0.21      $  0.22      $  0.25    $  0.30    $  0.26    $  0.13       $  0.12       $  0.13       $  0.07

                 INVESTOR N SHARES
       -------------------------------------
         YEAR          YEAR         PERIOD
         ENDED         ENDED         ENDED
       11/30/95      11/30/94      11/30/93*
     --------------------------------------------------------------------------------------------------------------------------

        $ 12.94       $ 13.71       $ 13.08
        -------       -------       -------
           0.17          0.15          0.11
           3.89         (0.22)         0.63
        -------       -------       -------
           4.06         (0.07)         0.74
          (0.18)        (0.16)        (0.11)
          (0.67)        (0.54)           --
        -------       -------       -------
          (0.85)        (0.70)        (0.11)
        -------       -------       -------
        $ 16.15       $ 12.94       $ 13.71
        =======       =======       =======
          33.55%        (0.69)%        5.65%
        =======       =======       =======
        $83,699       $42,530       $10,449
           1.69%         1.68%         1.71%+
           1.15%         1.10%         1.23%+
             63%           75%           64%
           1.69%         1.68%         1.72%+
        $  0.17       $  0.15       $  0.11

                    INVESTOR A SHARES                                                        INVESTOR C SHARES
     -----------------------------------------------                        ---------------------------------------------------
       YEAR         YEAR         YEAR        PERIOD                           YEAR          YEAR          YEAR         PERIOD
      ENDED        ENDED        ENDED        ENDED                            ENDED         ENDED         ENDED         ENDED
     11/30/95     11/30/94     11/30/93     11/30/92**                      11/30/95      11/30/94      11/30/93      11/30/92**
     --------------------------------------------------------------------------------------------------------------------------
     $ 11.21      $ 11.06      $ 10.67      $ 10.00                          $ 11.14       $ 11.01       $ 10.67       $ 10.00
     -------      -------      -------      -------                          -------       -------       -------       -------
        0.06         0.07         0.07         0.01                            (0.03)        (0.02)        (0.00)(a)     (0.00)(a)
        3.28         0.14         0.41         0.66##                           3.24          0.15          0.38          0.67##
     -------      -------      -------      -------                          -------       -------       -------       -------
        3.34         0.21         0.48         0.67                             3.21          0.13          0.38          0.67
       (0.07)       (0.06)       (0.08)          --                               --            --         (0.03)           --
       (0.26)       (0.00)(a)    (0.01)          --                            (0.26)        (0.00)(a)     (0.01)           --
     -------      -------      -------      -------                          -------       -------       -------       -------
       (0.33)       (0.06)       (0.09)          --                            (0.26)        (0.00)(a)     (0.04)         0.00(a)
     -------      -------      -------      -------                          -------       -------       -------       -------
     $ 14.22      $ 11.21      $ 11.06      $ 10.67                          $ 14.09       $ 11.14       $ 11.01       $ 10.67
     =======      =======      =======      =======                          =======       =======       =======       =======
       30.70%        1.93%        4.56%        6.70+++                         29.61%         1.22%         3.61%         6.70%+++
     =======      =======      =======      =======                          =======       =======       =======       =======
     $16,770      $11,038      $11,182      $ 1,225                          $ 3,322       $ 2,394       $ 2,919       $   406
        1.23%        1.15%        1.05%        0.55%+                           1.98%         1.90%         1.80%         1.30%+
        0.46%        0.60%        0.59%        1.08%+                          (0.29)%       (0.15)%       (0.16)%        0.33%+
          80%          56%          81%           7%                              80%           56%           81%            7%
        1.23%        1.16%        1.14%        1.30%+                           1.98%         1.91%         1.89%         2.05%+
     $  0.06      $  0.07      $  0.06      $  0.00(a)                       $ (0.03)      $ (0.02)      $  0.00(a)    $  0.00(a)

                 INVESTOR N SHARES
       -------------------------------------
         YEAR          YEAR         PERIOD
         ENDED         ENDED         ENDED
       11/30/95      11/30/94      11/30/93**
     --------------------------------------------------------------------------------------------------------------------------

        $ 11.17       $ 11.05       $ 10.55
        -------       -------       -------
          (0.03)        (0.01)        (0.01)
           3.27          0.13          0.53
        -------       -------       -------
           3.24          0.12          0.52
             --            --         (0.02)
          (0.26)        (0.00)(a)        --
        -------       -------       -------
          (0.26)        (0.00)(a)     (0.02)
        -------       -------       -------
        $ 14.15       $ 11.17       $ 11.05
        =======       =======       =======
          29.80%         1.12%         4.95%
        =======       =======       =======
        $40,868       $23,591       $ 9,511
           1.98%         1.90%         1.80%+
          (0.29)%       (0.15)%       (0.16)%+
             80%           56%           81%
           1.98%         1.91%         1.89%+
        $ (0.03)      $ (0.01)      $ (0.02)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                  TRUST A SHARES
                                                                      --------------------------------------
                                                                        YEAR           YEAR          PERIOD
                                                                       ENDED          ENDED          ENDED
                                                                      11/30/95       11/30/94#      11/30/93*
                                                                        ------------------------------------
NATIONS EMERGING GROWTH FUND
Operating performance:
Net asset value, beginning of year................................    $  11.41       $  10.87       $  10.00
                                                                      --------       --------       --------
Net investment income/(loss)......................................        0.01          (0.03)         (0.01)
Net realized and unrealized gain on investments...................        3.26           0.71           0.89
                                                                      --------       --------       --------
Net increase in net assets resulting from investment operations...        3.27           0.68           0.88
Distributions:
Distributions from net realized gains.............................       (0.40)         (0.14)         (0.01)
                                                                      --------       --------       --------
Total distributions...............................................       (0.40)         (0.14)         (0.01)
                                                                      --------       --------       --------
Net asset value, end of year......................................    $  14.28       $  11.41       $  10.87
                                                                       --------       --------       --------
Total return++....................................................       29.95%          6.26%          8.81%
                                                                       --------       --------       --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)................................    $269,484       $182,459       $121,281
Ratio of operating expenses to average net assets.................        0.98%          1.01%          0.80%+
Ratio of net investment income/(loss) to average net assets.......        0.08%         (0.29)%        (0.15)%+
Portfolio turnover rate...........................................         139%           129%           159%
Ratio of operating expenses to average net assets without
  waivers.........................................................        0.98%          1.01%          1.01%+
Net investment income/(loss) per share without waivers............    $   0.01       $  (0.03)      $  (0.03)

                                                                                          TRUST A SHARES
                                                                      -------------------------------------------------------
                                                                        YEAR           YEAR           YEAR           PERIOD
                                                                       ENDED          ENDED          ENDED           ENDED
                                                                      11/30/95       11/30/94       11/30/93       11/30/92**
                                                                         ----------------------------------------------------
NATIONS BALANCED ASSETS FUND
Operating performance:
Net asset value, beginning of year................................    $ 10.44        $ 10.87        $ 10.24         $  10.00
                                                                      --------       --------       --------        --------
Net investment income.............................................       0.38           0.25           0.29             0.06
Net realized and unrealized gain/(loss) on investments............       2.21          (0.43)          0.64             0.18##
                                                                      --------       --------       --------        --------
Net increase/(decrease) in net assets resulting from investment
  operations......................................................       2.59          (0.18)          0.93             0.24
Distributions:
Dividends from net investment income..............................      (0.33)           --             --                --
Distributions from net realized gains.............................      (0.02)         (0.25)         (0.30)              --
                                                                      --------       --------       --------        --------
Total distributions...............................................      (0.35)         (0.25)         (0.30)              --
                                                                      --------       --------       --------        --------
Net asset value, end of year......................................    $ 12.68        $ 10.44         $ 10.87        $  10.24
                                                                      ========       ========       ========        ========
Total return++....................................................      25.27%         (1.73)%          9.22%           2.40%+++
                                                                      ========       ========       ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)................................   $163,198       $162,215        $178,270        $111,953
Ratio of operating expenses to average net assets.................       0.99%          0.98%           0.90%           0.30%+
Ratio of net investment income to average net assets..............       3.25%          2.31%           2.82%           3.85%+
Portfolio turnover rate...........................................        174%           156%             50%             79%
Ratio of operating expenses to average net assets without
  waivers.........................................................       0.99%          0.99%           0.97%           1.05%+
Net investment income per share without waivers...................    $  0.38        $  0.25        $   0.29         $  0.05

---------------

  * The Nations Emerging Growth Fund's Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares commenced operations on December 4, 1992, December 10, 1992, December 18, 1992 and June 7, 1993, respectively.

 ** The Nations Balanced Assets Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on September 30, 1992, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

        INVESTOR A SHARES                                  INVESTOR C SHARES                            INVESTOR N SHARES
----------------------------------                 ----------------------------------                 ---------------------
  YEAR         YEAR        PERIOD                    YEAR         YEAR        PERIOD                    YEAR         YEAR
 ENDED        ENDED        ENDED                    ENDED        ENDED        ENDED                    ENDED        ENDED
11/30/95     11/30/94#    11/30/93*                11/30/95     11/30/94#    11/30/93*                11/30/95     11/30/94#
---------------------------------------------------------------------------------------------------------------------------
 $11.35       $10.85       $ 9.87                   $11.20       $10.78       $ 9.89                  $ 11.24      $ 10.82
 ------       ------       ------                   ------       ------       ------                  -------      -------
  (0.01)       (0.06)       (0.03)                   (0.08)       (0.14)       (0.09)                   (0.07)       (0.14)
   3.23         0.70         1.02                     3.15         0.70         0.98                     3.16         0.70
 ------       ------       ------                   ------       ------       ------                  -------      -------
   3.22         0.64         0.99                     3.07         0.56         0.89                     3.09         0.56
  (0.40)       (0.14)       (0.01)                   (0.40)       (0.14)          --                    (0.40)       (0.14)
 ------       ------       ------                   ------       ------       ------                  -------      -------
  (0.40)       (0.14)       (0.01)                   (0.40)       (0.14)          --                    (0.40)       (0.14)
 ------       ------       ------                   ------       ------       ------                  -------      -------
 $14.17       $11.35       $10.85                   $13.87       $11.20       $10.78                  $ 13.93      $ 11.24
 ======       ======       ======                   ======       ======       ======                  =======      =======
  29.65%        5.90%        9.99%                   28.67%        5.19%        9.00%                   28.75%        5.17%
 ======       ======       ======                   ======       ======       ======                  =======      =======
 $5,765       $3,234       $2,095                   $  805       $  542       $  469                  $32,349      $15,909
   1.23%        1.26%        1.05%+                   1.98%        2.01%        1.80%+                   1.98%        2.01%
  (0.17)%      (0.54)%      (0.40)%+                 (0.92)%      (1.29)%      (1.15)%+                 (0.92)%      (1.29)%
    139%         129%         159%                     139%         129%         159%                     139%         129%
   1.23%        1.26%        1.26%+                   1.98%        2.01%        2.01%+                   1.98%        2.01%
 $(0.01)      $(0.05)      $(0.04)                  $(0.08)      $(0.12)      $(0.11)                 $ (0.07)     $ (0.09)

--------
    PERIOD
    ENDED
  11/30/93*
-------------------------------------------------------------------------------------------------------------------

   $   9.88
     ------
      (0.02)
       0.96
     ------
       0.94
         --
     ------
         --
     ------
   $  10.82
     ======
       9.51%
     ======
   $  3,594
       1.80%+
      (1.15)%+
        159%
       2.01%+
   $  (0.03)

                INVESTOR A SHARES                                  INVESTOR C SHARES                    INVESTOR N SHARES
-------------------------------------------------  -------------------------------------------------  ---------------------
  YEAR         YEAR         YEAR         PERIOD        YEAR         YEAR         YEAR         PERIOD      YEAR         YEAR
 ENDED        ENDED        ENDED         ENDED        ENDED        ENDED        ENDED         ENDED      ENDED        ENDED
11/30/95     11/30/94     11/30/93     11/30/92**    11/30/95     11/30/94     11/30/93     11/30/92**  11/30/95     11/30/94
---------------------------------------------------------------------------------------------------------------------------
 $10.42       $10.86       $10.24        $10.00       $10.38       $10.82       $10.23        $10.00      $ 10.40      $ 10.85
 ------       ------       ------       -------       ------       ------       ------       -------      -------      -------
   0.34         0.22         0.29          0.01         0.26         0.14         0.23          0.01         0.28         0.17
   2.23        (0.44)        0.62          0.23##       2.21        (0.43)        0.59          0.22##       2.22        (0.44)
 ------       ------       ------       -------       ------       ------       ------       -------      -------      -------
   2.57        (0.22)        0.91          0.24         2.47        (0.29)        0.82          0.23         2.50        (0.27)
  (0.31)          --           --            --        (0.22)          --           --            --        (0.25)          --
  (0.02)       (0.22)       (0.29)           --        (0.02)       (0.15)       (0.23)           --        (0.02)       (0.18)
 ------       ------       ------       -------       ------       ------       ------       -------      -------      -------
  (0.33)       (0.22)       (0.29)           --        (0.24)       (0.15)       (0.23)           --        (0.27)       (0.18)
 ------       ------       ------       -------       ------       ------       ------       -------      -------      -------
 $12.66       $10.42       $10.86        $10.24       $12.61       $10.38       $10.82        $10.23      $ 12.63      $ 10.40
 ======       ======       ======       =======       ======       ======       ======       =======      =======        =======
  25.01%       (2.02)%       8.93%         2.40%+++    24.03%       (2.72)%       8.06%         2.30%+++    24.35%       (2.51)%
=======       ======       ======       =======       ======       ======       ======       =======      =======      =======
 $5,276       $4,881       $5,191        $  547       $  992       $  951       $1,196        $  156      $65,275      $52,905
   1.24%        1.23%        1.15%         0.55%+       1.99%        1.98%        1.90%         1.30%+       1.74 %       1.73%
   3.00%        2.06%        2.57%         3.60%+       2.25%        1.31%        1.82%         2.85%+       2.50 %       1.56%
    174%         156%          50%           79%         174%         156%          50%           79%         174 %        156%
   1.24%        1.24%        1.22%         1.30%+       1.99%        1.99%        1.97%         2.05%+       1.74 %       1.74%
 $ 0.34       $ 0.22       $ 0.28        $ 0.01       $ 0.26       $ 0.14       $ 0.22        $ 0.01      $  0.28      $  0.17

--------
    PERIOD
    ENDED
  11/30/93**
-------------------------------------------------------------------------------------------------------------------

   $  10.61
    -------
       0.14
       0.23
    -------
       0.37
         --
      (0.13)
    -------
      (0.13)
    -------
   $  10.85
    =======
       3.45%
    =======
   $ 27,982
       1.65%+
       2.07%+
         50%
       1.72%+
   $   0.14

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                 TRUST A SHARES
                                                                             ----------------------
                                                                               YEAR         YEAR
                                                                              ENDED        ENDED
                                                                             11/30/95    11/30/94*
                                                                             ----------------------
NATIONS EQUITY INDEX FUND
Operating performance:
Net asset value, beginning of year........................................  $   9.84      $  10.00
                                                                             --------    ----------
Net investment income.....................................................      0.28          0.24
Net realized and unrealized gain/(loss) on investments....................      3.20         (0.21)
                                                                             --------    ----------
Net increase in net assets resulting from investment operations...........      3.48          0.03
Distributions:
Dividends from net investment income......................................     (0.28)        (0.19)
Distributions from net realized gains.....................................     (0.13)           --
                                                                             --------    ----------
Total distributions.......................................................     (0.41)        (0.19)
                                                                             --------    ----------
Net asset value, end of year..............................................  $  12.91      $   9.84
                                                                            ========     ========
Total return++............................................................     36.35%         0.29%
                                                                            ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)........................................  $145,021      $123,147
Ratio of operating expenses to average net assets.........................      0.37%         0.35%+
Ratio of operating expenses to average net assets including interest
  expense.................................................................      0.38%           --
Ratio of net investment income to average net assets......................      2.44%         2.64%+
Portfolio turnover rate...................................................        18%           14%
Ratio of operating expenses to average net assets without waivers.........      0.78%         0.79%+
Net investment income per share without waivers...........................  $   0.23      $   0.20

                                                                                               TRUST A SHARES
                                                                            -----------------------------------------------------
                                                                               YEAR        PERIOD         PERIOD         PERIOD
                                                                              ENDED        ENDED          ENDED          ENDED
                                                                             11/30/95    11/30/94**     04/29/94**     04/30/93**
                                                                               --------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND
Operating performance:
Net asset value, beginning of year........................................   $ 13.08      $  13.31        $13.65         $10.00
                                                                             --------    ----------     ----------     ----------
Net investment income/(loss)..............................................      0.10          0.01         (0.05)         (0.03)
Net realized and unrealized gain/(loss) on investments....................      3.96         (0.23)##       2.66           3.74
                                                                             --------    ----------     ----------     ----------
Net increase/(decrease) in net assets resulting from investment
  operations..............................................................      4.06         (0.22)         2.61           3.71
Distributions:
Dividends from net investment income......................................     (0.08)        (0.01)           --             --
Distributions from net realized gains.....................................        --            --         (2.95)         (0.06)
Return of capital.........................................................        --         (0.00)(a)        --             --
                                                                             --------    ----------     ----------     ----------
Total distributions.......................................................     (0.08)        (0.01)        (2.95)         (0.06)
                                                                             --------    ----------     ----------     ----------
Net asset value, end of year..............................................  $  17.06      $  13.08        $13.31         $13.65
                                                                             ========      ========       =======        =======
Total return++............................................................     31.13%        (1.62)%       18.79%         37.13%
                                                                             ========      ========       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)........................................  $109,939      $  9,947        $8,079         $4,638
Ratio of operating expenses to average net assets.........................      1.30%         1.13%+        1.20%+         1.20%+
Ratio of net investment income/(loss) to average net assets...............      0.85%         0.12%+       (0.60)%+       (0.58)%+
Portfolio turnover rate...................................................       124%          177%          475%           203%
Ratio of operating expenses to average net assets without waivers.........      1.30%         1.56%+        1.53%+         1.31%+
Net investment income/(loss) per share without waivers....................  $   0.10      $  (0.03)       $(0.08)        $(0.03)

---------------
   * The Nations Equity Index Fund's Trust A Shares and Investor A Shares commenced operations on December 15, 1993 and October 24, 1995, respectively.

  ** The period for the Nations Disciplined Equity Fund's Trust A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Trust A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992. (Note 8).

 *** The period for the Nations Disciplined Equity Fund's Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993. (Note 8).

**** The Nations Disciplined Equity Fund's Investor C Shares and Investor N
     Shares commenced operations on May 10, 1995 and May 20, 1994, respectively.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

  ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

 (a) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

    INVESTOR
    A SHARES
    --------
     PERIOD
     ENDED
    11/30/95*
    --------
     $12.28
    --------
       0.03
       0.60
    --------
       0.63
         --
         --
    --------
         --
    --------
     $12.91
    =======
       5.13%
    =======
     $   11
       0.62%+
       0.63%+
       2.19%+
         18%
       1.03%+
     $ 0.02

               INVESTOR A SHARES                   INVESTOR C SHARES           INVESTOR N SHARES
    ----------------------------------------       -----------------       -------------------------
      YEAR         PERIOD          PERIOD               PERIOD               YEAR          PERIOD
     ENDED          ENDED           ENDED                ENDED              ENDED          ENDED
    11/30/95     11/30/94***     04/29/94***         11/30/95****          11/30/95     11/30/94****
    ------------------------------------------------------------------------------------------------
     $13.06        $ 13.30         $ 14.94              $ 14.08            $ 13.02         $12.77
     ------        -------         -------              -------            -------         ------
       0.09           0.00(a)        (0.04)               (0.00)(a)           0.03          (0.02)
       3.96          (0.23)##         1.35                 2.92               3.87           0.28
     ------        -------         -------              -------            -------         ------
       4.05          (0.23)           1.31                 2.92               3.90           0.26
      (0.07)         (0.01)             --                (0.03)             (0.03 )        (0.01)
         --             --           (2.95)                  --                 --             --
         --          (0.00)(a)          --                   --                 --          (0.00)(a)
     ------        -------         -------              -------            -------         ------
      (0.07)         (0.01)          (2.95)               (0.03)             (0.03 )        (0.01)
     ------        -------         -------              -------            -------         ------
     $17.04        $ 13.06         $ 13.30              $ 16.97            $ 16.89         $13.02
     ======        =======         =======              =======            =======         ======
      31.05%         (1.71)%          8.31%               20.78%             29.94 %         2.02%
     ======        =======         =======              =======            =======         ======
     $3,234        $   252         $   165              $   322            $16,874         $  177
       1.40%          1.23%+          1.30%+               2.30%+             2.30 %         2.09%+
       0.75%          0.02%+         (0.62)%+             (0.15)%+           (0.15 )%       (0.84)%+
        124%           177%            475%                 124%               124 %          177%
       1.40%          1.66%+          1.74%+               2.30%+             2.30 %         2.52%+
     $ 0.09        $ (0.07)        $ (0.07)             $ (0.00)(a)        $  0.03         $(0.03)%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offers thirty-one separate portfolios. Information presented in these financial statements pertains only to the following funds: Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund") and Nations Disciplined Equity Fund ("Disciplined Equity Fund") (formerly Nations Special Equity Fund) (collectively, the "Funds"). The financial statements for the remaining funds are presented under separate covers. The Funds (except Equity Index Fund) currently offer four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares. The Equity Index Fund currently offers only Trust A Shares and Investor A Shares. The Board of Trustees has authorized the issuance of Trust B Shares for all Funds. As of November 30, 1995, no Trust B Shares have been issued. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities which are traded on a recognized stock exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter bid prices or if no sale occurred on such day at the mean of the current bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Unless permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with the investment adviser, the distributor or any of their affiliates. The Funds' investment adviser, acting under the supervision of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Futures Contracts: The Equity Index Fund engages in futures contracts for the purpose of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

For futures positions, the asset is marked-to-market daily to reflect the current market value of the futures contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the hedged investments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of market discounts and premiums on investments on the straight-line method and amortization of original issue discounts on the effective yield method, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare and pay dividends from net investment income each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually after the fiscal year in which earned. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations.

Reclassifications for the year ended November 30, 1995, were as follows:

                                                                    INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                                    INCREASE         UNDISTRIBUTED NET       ACCUMULATED NET
                                                 PAID-IN CAPITAL     INVESTMENT INCOME     REALIZED GAIN/(LOSS)
                                                   ---------------------------------------------------------
        Value Fund.............................     $ 181,127             $    --               $ (181,127)
        Emerging Growth Fund...................       602,199              63,181                 (665,380)
        Balanced Assets Fund...................            --              (7,876)                   7,876
        Disciplined Equity Fund................        10,008                  --                  (10,008)

Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Expenses: General expenses of the Trust are allocated to the Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Trust has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to the Funds.

Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee at the following annual rates of average daily net assets:

                                                                                      ANNUAL RATE
                                                                                      ----------
        Value Fund, Capital Growth Fund, Emerging Growth Fund,
          Balanced Assets Fund and Disciplined Equity Fund..........................     0.75%
        Equity Index Fund...........................................................     0.50%

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Prior to April 1, 1995, the Disciplined Equity Fund paid an advisory fee at the annual rate of 0.15% of average daily net assets.

Prior to April 1, 1995, ASB Capital Management, Inc., an indirect, wholly-owned subsidiary of NationsBank Corporation, served as the sub-investment advisor to the Disciplined Equity Fund, pursuant to a Sub-Investment Advisory Agreement, and was entitled to receive a fee at the annual rate of 0.60% of average daily net assets.

Stephens Inc. ("Stephens") serves as the Trust's administrator pursuant to an Administration Agreement. First Data Investor Services Group, Inc., formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Trust's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and the co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of average daily net assets of the Trust and the investment portfolios of Nations Fund, Inc. and Nations Fund Portfolios, Inc. (other registered open-end investment companies that are part of the Nations Fund Family) on a combined basis.

For the year ended November 30, 1995, Stephens earned $1,441,785 from the Funds for its services.

The investment adviser, administrator and co-administrator may, from time to time, reduce their fees payable by each Fund (either voluntarily or pursuant to applicable state limitations). For the year ended November 30, 1995, the investment adviser, voluntarily waived fees as follows:

                                                                                      FEES WAIVED
                                                                                          BY
                                                                                        ADVISER
                                                                                      ----------
        Value Fund..................................................................   $  25,350
        Emerging Growth Fund........................................................       3,328
        Equity Index Fund...........................................................     523,117
        Disciplined Equity Fund.....................................................         610

No officer, director or employee of NationsBank, Stephens or First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. The Trust pays each Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

Each Fund's eligible Trustees may participate in a nonqualified deferred compensation plan and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc. The expense for the deferred compensation plan is included in the "Trustees' fees and expenses" line of the Statements of Operations.

NationsBank of Texas, N.A., acts as custodian for the Funds, and for the year ended November 30, 1995, earned $438,518 for providing such services. First Data Investor Services Group, Inc. serves as transfer agent for the Funds' shares. NationsBank of Texas, N.A. acts as the sub-transfer agent for the Trust A Shares of the Funds and for the year ended November 30, 1995, earned approximately $35,000 for providing such services..

Stephens acts as distributor of the Funds' shares. For the year ended November 30, 1995, the Funds were informed that the distributor received $125,343, representing commissions (sales charges) on sales of Investor A Shares of the Funds. For the year ended November 30, 1995, the Funds were informed that the distributor received $587,167, in contingent deferred sales charges from Investor A, Investor C and Investor N Shares of the Funds. A substantial portion of these fees are paid to affiliates of NationsBank.

For the year ended November 30, 1995, the Funds incurred total brokerage commissions of $5,074,381, of which $76,001 was paid to Dean Witter Reynolds Inc., an affiliate of NationsBank.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust has adopted a shareholder servicing and distribution plan ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds pay fees directly to the distributor. Payments by a Fund under the Investor A Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund's Investor A Shares. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of a Fund as accrued.

The Trust also has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Investor C ("Investor C Plan") and Investor N ("Investor N Plan") Shares of each Fund. Pursuant to the Investor C Plan and the Investor N Plan, the Funds pay fees directly to the distributor. Payments under the Investor C Plan and the Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of a Fund. Fees paid pursuant to the Investor C Plan and the Investor N Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

The Trust also has adopted shareholder servicing plans with respect to Investor C ("Investor C Servicing Plan") and Investor N ("Investor N Servicing Plan") Shares of the Funds. Pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan, the Funds pay for certain shareholder support services that are provided to the owners of Investor C and Investor N Shares by the servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Investor C Servicing Plan and the Investor N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of a Fund. Fees paid pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank.

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                      FEES PAID PURSUANT TO:
                                            INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N      INVESTOR N
                                               PLAN          PLAN       SERVICING PLAN       PLAN       SERVICING PLAN
                                            --------------------------------------------------------------------------
        Value Fund.......................    $ 100,864     $ 26,958         $8,986         $ 299,691       $149,846
        Capital Growth Fund..............       33,996       21,867          7,289           235,790         78,596
        Emerging Growth Fund.............       10,934        5,101          1,700           174,600         58,200
        Balanced Assets Fund.............       12,281        6,269          2,090           279,150        142,771
        Equity Index Fund................            3          N/A            N/A               N/A            N/A
        Disciplined Equity Fund..........          926          889            296            29,694          9,898

For the year ended November 30, 1995, the effective rates paid by the Funds, as a percentage of average daily net assets, under the shareholder servicing and distribution plans were as follows:

                                             INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N      INVESTOR N
                                                PLAN          PLAN       SERVICING PLAN       PLAN       SERVICING PLAN
                                             --------------------------------------------------------------------------
        Value Fund........................      0.25%         0.75%           0.25%           0.50%           0.25%
        Capital Growth Fund...............      0.25          0.75            0.25            0.75            0.25
        Emerging Growth Fund..............      0.25          0.75            0.25            0.75            0.25
        Balanced Assets Fund..............      0.25          0.75            0.25            0.50            0.25
        Equity Index Fund.................      0.25           N/A             N/A             N/A             N/A
        Disciplined Equity Fund...........      0.10          0.75            0.25            0.75            0.25

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended November 30, 1995, was as follows:

                                                                  PURCHASES              SALES
                                                                 ---------------------------------
        Value Fund............................................   $571,750,034         $616,414,004
        Capital Growth Fund...................................    619,972,760          621,002,449
        Emerging Growth Fund..................................    329,152,829          302,027,137
        Balanced Assets Fund..................................    165,475,147          189,234,173
        Equity Index Fund.....................................     21,863,172           37,315,167
        Disciplined Equity Fund...............................    162,927,008           62,329,603

The aggregate cost of purchases and proceeds from sales of securities of long-term U.S. government securities for the year ended November 30, 1995, was as follows:

                                                                  PURCHASES              SALES
                                                                 ---------------------------------
        Balanced Assets Fund..................................   $197,232,820         $218,311,906

At November 30, 1995, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes was as follows:

                                                                    TAX BASIS             TAX BASIS
                                                                   UNREALIZED            UNREALIZED
                                                                  APPRECIATION          DEPRECIATION
                                                                  -----------------------------------
        Value Fund.............................................   $ 190,267,191          $  2,844,012
        Capital Growth Fund....................................     200,725,513            14,155,183
        Emerging Growth Fund...................................      49,681,273             6,713,817
        Balanced Assets Fund...................................      18,435,732             1,479,059
        Equity Index Fund......................................      32,557,012             1,380,954
        Disciplined Equity Fund................................      15,181,857             1,447,140

5.  SHARES OF BENEFICIAL INTEREST.

As of November 30, 1995, an unlimited number of shares without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption. All such costs for Nations Value Fund and Nations Disciplined Equity Fund have been fully amortized.

7.  LINE OF CREDIT.

The Trust and Nations Fund, Inc. participate in a $25 million line of credit provided by Mellon Bank, N.A. (the "Bank") under a Line of Credit Agreement (the "Agreement") dated March 17, 1994. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $10 million or 5% of its net assets. Interest on borrowings is payable either at the higher of the Bank's Money Market Rate or the

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

London Interbank Offered Rate (LIBOR) plus 0.25% on an annualized basis. The Funds and the other affiliated entities are charged an aggregate commitment fee of 0.25% per annum on the amount of the line of credit. Each Fund is liable only for that portion of any commitment with respect to such Fund and shall not be liable for the portion of the commitment fee of any other fund. The Agreement requires, among other things, that each participating Fund maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At November 30, 1995, there were no loans outstanding under this Agreement. During the year ended November 30, 1995, the following Funds had borrowings under the Agreement:

                                          MAXIMUM       AVERAGE                   AVERAGE
                                          AMOUNT        AMOUNT       AVERAGE       DEBT      INTEREST RATE   INTEREST
                 FUND                   OUTSTANDING   OUTSTANDING     SHARES     PER SHARE   HIGH     LOW    EXPENSE
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund.....................  $ 9,100,000    $ 124,384    11,368,022     $0.01     6.00%   6.00%   $7,567
Disciplined Equity Fund...............      400,000        3,014     3,444,903      0.00(a)  6.50%   6.07%      193

---------------
(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended November 30, 1995.

8.  REORGANIZATION.

On April 29, 1994, the Value Fund (Acquiring Fund) acquired the assets and certain liabilities of The Capitol Mutual Funds Equity Portfolio (Acquired
Fund), in exchange for shares of the Acquiring Fund, pursuant to a plan of tax-free reorganization approved by the Acquired Fund's shareholders on March 31, 1994. Total shares issued by the Acquired Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized depreciation included in the Acquired Fund's total net assets at the acquiring date were as follows:

                                                           VALUE OF
                                               SHARES       SHARES       TOTAL NET     TOTAL NET       ACQUIRED
                                              ISSUED BY    ISSUED BY     ASSETS OF     ASSETS OF         FUND
                                              ACQUIRING    ACQUIRING     ACQUIRED      ACQUIRING      UNREALIZED
   ACQUIRING FUND          ACQUIRED FUND        FUND         FUND          FUND*          FUND       DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
                       The Capitol Mutual
Nations Value            Funds Equity
  Fund...............    Portfolio..........  2,158,820   $28,863,030   $28,863,030   $867,890,020    $ 1,410,132

---------------
* The value of the net assets of the Acquiring Fund immediately after the acquisition was $896,753,050.

9.  SUBSEQUENT EVENT.

Effective January 1, 1996, NationsBanc Advisors, Inc. will become the investment advisor to the Trust. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. will become the sub-advisor to the Trust. Both NationsBanc Advisors, Inc. and TradeStreet Investment Associates, Inc. are indirect wholly-owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Trust.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Balanced Assets Fund, Nations Equity Index Fund and Nations Disciplined Equity Fund (formerly Nations Special Equity Fund) (each a Fund of Nations Fund Trust, hereafter referred to as the "Trust") at November 30, 1995 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principals. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 19, 1996

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

This report is submitted for the general information of shareholders of Nations Fund Trust. This material must be accompanied or preceded by a Nations Fund prospectus.

[NATIONS FUND LOGO]

PO Box 34602
Charlotte, NC 28234-4602
Toll Free 1-800-982-2271

                                  BULK RATE
                                 U.S. POSTAGE
                                     PAID
                                  BOSTON, MA
                                  PERMIT NO.
                                    54201

                                     ANNUAL
                                     REPORT
                      For the Year Ended November 30, 1995

                                    NATIONS
                                      FUND

                          Nations Florida Intermediate
                              Municipal Bond Fund

                      Nations Florida Municipal Bond Fund

                          Nations Georgia Intermediate
                              Municipal Bond Fund

                      Nations Georgia Municipal Bond Fund

                         Nations Maryland Intermediate
                              Municipal Bond Fund

                      Nations Maryland Municipal Bond Fund

                      Nations North Carolina Intermediate
                              Municipal Bond Fund

                             Nations North Carolina
                              Municipal Bond Fund

                      Nations South Carolina Intermediate
                              Municipal Bond Fund

                             Nations South Carolina
                              Municipal Bond Fund

                         Nations Tennessee Intermediate
                              Municipal Bond Fund

                               Nations Tennessee
                              Municipal Bond Fund

                           Nations Texas Intermediate
                              Municipal Bond Fund

                       Nations Texas Municipal Bond Fund

                         Nations Virginia Intermediate
                              Municipal Bond Fund

                      Nations Virginia Municipal Bond Fund

                               Nations Short-Term
                             Municipal Income Fund

                              Nations Intermediate
                              Municipal Bond Fund

                         Nations Municipal Income Fund

   NOT                                      MAY LOSE VALUE
   FDIC-                                    NO BANK GUARANTEE
   INSURED

NATIONS FUND DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUND INVESTMENT ADVISER: NATIONSBANK, N.A. ("NATIONSBANK")

                               TABLE OF CONTENTS

                                                                                                  PAGE
SHAREHOLDER LETTER...............................................................................   1

PERFORMANCE AND COMMENTARY:
     Florida Intermediate Municipal Bond Fund....................................................   6
     Florida Municipal Bond Fund.................................................................   6
     Georgia Intermediate Municipal Bond Fund....................................................  14
     Georgia Municipal Bond Fund.................................................................  14
     Maryland Intermediate Municipal Bond Fund...................................................  22
     Maryland Municipal Bond Fund................................................................  22
     North Carolina Intermediate Municipal Bond Fund.............................................  30
     North Carolina Municipal Bond Fund..........................................................  30
     South Carolina Intermediate Municipal Bond Fund.............................................  38
     South Carolina Municipal Bond Fund..........................................................  38
     Tennessee Intermediate Municipal Bond Fund..................................................  46
     Tennessee Municipal Bond Fund...............................................................  46
     Texas Intermediate Municipal Bond Fund......................................................  54
     Texas Municipal Bond Fund...................................................................  54
     Virginia Intermediate Municipal Bond Fund...................................................  62
     Virginia Municipal Bond Fund................................................................  62
     Short-Term Municipal Income Fund............................................................  70
     Intermediate Municipal Bond Fund............................................................  74
     Municipal Income Fund.......................................................................  79

FINANCIAL STATEMENTS:
  SCHEDULE OF INVESTMENTS:
     Florida Intermediate Municipal Bond Fund....................................................  84
     Florida Municipal Bond Fund.................................................................  86
     Georgia Intermediate Municipal Bond Fund....................................................  88
     Georgia Municipal Bond Fund.................................................................  91
     Maryland Intermediate Municipal Bond Fund...................................................  93
     Maryland Municipal Bond Fund................................................................  96
     North Carolina Intermediate Municipal Bond Fund.............................................  99
     North Carolina Municipal Bond Fund.......................................................... 101
     South Carolina Intermediate Municipal Bond Fund............................................. 103
     South Carolina Municipal Bond Fund.......................................................... 106
     Tennessee Intermediate Municipal Bond Fund.................................................. 108
     Tennessee Municipal Bond Fund............................................................... 110
     Texas Intermediate Municipal Bond Fund...................................................... 112
     Texas Municipal Bond Fund................................................................... 114
     Virginia Intermediate Municipal Bond Fund................................................... 116
     Virginia Municipal Bond Fund................................................................ 120
     Short-Term Municipal Income Fund............................................................ 123
     Intermediate Municipal Bond Fund............................................................ 126
     Municipal Income Fund....................................................................... 129

  STATEMENTS OF ASSETS AND LIABILITIES........................................................... 134
  STATEMENTS OF OPERATIONS....................................................................... 142
  STATEMENTS OF CHANGES IN NET ASSETS............................................................ 146
  SCHEDULE OF CAPITAL STOCK ACTIVITY............................................................. 154

                                                                                                  PAGE
FINANCIAL HIGHLIGHTS:
     Florida Intermediate Municipal Bond Fund.................................................... 162
     Florida Municipal Bond Fund................................................................. 162
     Georgia Intermediate Municipal Bond Fund.................................................... 164
     Georgia Municipal Bond Fund................................................................. 164
     Maryland Intermediate Municipal Bond Fund................................................... 166
     Maryland Municipal Bond Fund................................................................ 166
     North Carolina Intermediate Municipal Bond Fund............................................. 168
     North Carolina Municipal Bond Fund.......................................................... 168
     South Carolina Intermediate Municipal Bond Fund............................................. 170
     South Carolina Municipal Bond Fund.......................................................... 170
     Tennessee Intermediate Municipal Bond Fund.................................................. 172
     Tennessee Municipal Bond Fund............................................................... 172
     Texas Intermediate Municipal Bond Fund...................................................... 174
     Texas Municipal Bond Fund................................................................... 174
     Virginia Intermediate Municipal Bond Fund................................................... 176
     Virginia Municipal Bond Fund................................................................ 176
     Short-Term Municipal Income Fund............................................................ 178
     Intermediate Municipal Bond Fund............................................................ 178
     Municipal Income Fund....................................................................... 180

NOTES TO FINANCIAL STATEMENTS.................................................................... 182

REPORT OF INDEPENDENT ACCOUNTANTS................................................................ 190

NATIONS FUND TRUST

DEAR SHAREHOLDER:

We are pleased to present the annual report for Nations Fund Trust for the fiscal year ended November 30, 1995. During this period of bullish growth across many financial markets, assets of the Nations Fund family of mutual funds surpassed the $17 billion level.

Overall, 1995 marked a period that many investors will look back upon with great fondness in the years to come. It offered the potential for investors to enjoy significant returns in an environment marked by subdued volatility. As we look forward to the opportunities 1996 presents, it is appropriate to reflect upon the conclusions that can be drawn from market performance over the past twelve months.

FINANCIAL MARKETS SUMMARY

The past year produced ideal market conditions for U.S. financial assets. Historians might well cite 1995 as the definitive case study of a bull market. Indeed, four factors coincided to make 1995 memorable. The U.S. economy grew at a moderate pace. Inflation slowed more than most observers anticipated. Both the executive and legislative branches of the U.S. government embraced a commitment to reduce the federal deficit and U.S. corporations continued to produce strong profitability. As a result, those who owned financial assets enjoyed strong performance without having this performance eroded or undermined by the threats of an overheated economy, creeping inflation or unbridled federal spending.

How could U.S. corporations produce strong profits without the pricing power of inflation, the tail wind of economic strength or the catalyst of government spending? Clearly, productivity and restructuring played an important role as U.S. companies expanded margins. Moreover, profits earned abroad helped to expand earnings for many companies. And the technology sector of the economy played an important role as computers and telecommunications helped reshape many companies.

On the international front, foreign stock markets lagged behind the U.S. equity bull market. Foreign bond markets, with the exception of Japan, performed in line with the U.S. bond market, providing double digit returns for bond investors. A closer look at stock market facts actually show that foreign market returns for 1995 were in line with their 1994 returns when foreign markets outperformed the U.S. market by a sizable margin. The generally low correlation between the U.S. and foreign stock markets continues to provide opportunities for the portfolio diversification desired by many prudent investors. It is the primary reason that diversifying overseas has become an important asset allocation decision today.

The year also produced a record number of strategic mergers both domestically and internationally. In numerous industries, companies forged ties in order to build long-term profitability. Among others, Banking, Broadcasting, Basic Industry, Software and Health Care experienced strong deal activity. Unlike prior merger cycles, most of these deals were not merely the result of financial engineering.

Overall, 1995 was an important reminder regarding the value of long-term investing. As we entered 1995, investors might have been discouraged by the meager U.S. returns of the prior year. Moreover, some investors might have been tempted to take profits early in the year as the U.S. rally unfolded. The winners in 1995 appear to have been those individuals and institutions with the patience and vision for the long haul.

FINANCIAL OUTLOOK

Investors can reap significant rewards when long-term investment discipline intersects with ideal market conditions. This was the story for 1995.

But what about 1996? Must a bear market necessarily follow the bull market of 1995? Can interest rates continue to fall (and bond prices rise) and stocks continue to rally at a torrid pace? We do not think that a strong bull market necessarily must be followed by a big market sell-off. As long as the financial environment remains favorable, prices can continue to appreciate. However, we do not anticipate the pace of appreciation to be nearly as rapid or steady.

What about investing overseas? Should we expect a reversal of last year with foreign stock markets outperforming U.S. stock markets in 1996? Over the long term, there is a close correlation between real economic growth rates achieved by a country and the performance of that country's stock market. Many of the world's fastest growing economies are located in the Pacific Rim and it is here where we see some of the most exciting opportunities for 1996 and beyond. We also see opportunities in Japan, the world's largest economy and stock market outside the United States, as it recovers from its recent problems. Fundamentally, the fast growing Pacific Rim markets should outperform other world markets, while the more developed countries will be reacting to the same investment environment that exists in the United States.

While moderate economic conditions, low inflation and fiscal restraint are likely to persist in 1996, corporate profitability is likely to slow. As a result, we should not expect to see a market rally that is as broad as 1995, and we should expect to see periodic corrections in both stocks and bonds. However, even without strong earnings as an ally, the general market environment should be positive enough to provide the potential for reasonable returns for investors in the new year. Of course, it is not possible to predict market activity with any certainty.

Thank you for placing your confidence in Nations Fund. We hope the information contained in this report proves valuable as you pursue your investment goals.

Sincerely,
[SIGNATURE LOGO]
A. Max Walker
President and Chairman
of the Board

November 30, 1995

We are pleased to present the following general investment strategies that investors may want to consider. Specific investment decisions should always be based on an analysis of your individual financial goals, tolerance for risk, and investment timeframe.

PREPARE FOR 1996 WITH A
QUICK FINANCIAL REVIEW
--------------------------------------------------------------------------------

Nineteen hundred ninety-five was an exciting year for investors. The Dow Jones Industrial Average (DJIA) surged past the 5000 mark, breaking record after record along the way. The National Association of Securities Dealers Automated Quotations system (NASDAQ), Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500) and New York Stock Exchange (NYSE) indices also reached record levels. During this same period, falling interest rates resulted in a bond rally, driving bond prices up and bond yields down.

DO CHANGES IN MARKET CONDITIONS WARRANT CHANGES IN YOUR
INVESTMENT STRATEGY?

Not necessarily. Short-term market performance should mean very little if your investment goals are long-term in nature. For example, before leaping to take profits when the stock market reaches new highs, as a long-term investor, you should always consider why you invested in stocks in the first place.

If you're seeking long-term gains, a dramatic shift in your strategy today may lead to difficult decisions later regarding when to get back into the stock market -- something that is very difficult to time. That's why most financial advisers encourage a proactive, rather than reactive, approach to investing. A proactive approach involves careful planning, goal setting and a long-term outlook.

As you begin to put your financial affairs in order for the new year, consider the following:

HAVE YOUR INVESTMENT OBJECTIVES CHANGED?

A new job, retirement, the birth of a child or loss of a loved one are among the many lifestyle changes that can have a significant impact on your finances. Perhaps you need to establish a college fund for a child or grandchild. Or, as you're approaching retirement, you're seeking a more conservative investment strategy geared toward asset preservation. These are valid reasons to reassess your investment goals and objectives as well as how your assets are allocated among the various investment classes.

ARE YOUR INVESTMENT ASSETS PROPERLY ALLOCATED?

Maintaining a portfolio that is adequately diversified among the primary asset classes is an important investment principle. In fact, according to an independent study of 82 pension funds over a 10-year period, over 91% of an investment portfolio's return is driven by asset allocation.*

CAN YOU REDUCE YOUR TAXABLE INCOME?

An inheritance, a significant salary increase or relocating to another state can impact your tax situation. If you need to reduce the amount of your income that is subject to taxes, consider tax-exempt investments. Investing in municipal bond funds may be one effective choice because the income you earn on municipal bond funds is generally exempt from federal income taxes.** Also state-specific municipal bond funds seek income that is exempt from both federal, state and local income taxes.

---------------

 * Source: Financial Analysts Journal, May/June 1991: Determinants Of Portfolio Performance II: An Update, by Gary Brinson, Brian Singer and Gilbert Beebower.

** Income derived from municipal bond funds may be subject to state and local taxes and, for certain investors, may be subject to the federal Alternative Minimum Tax (AMT).

ARE YOUR RETIREMENT PLANS ON TRACK?

Many financial experts agree that you will need 80% of your pre-retirement income to maintain a comfortable lifestyle during your retirement years. However, the Social Security Administration reports that many Americans save only one-third of what they will need. While Social Security benefits are an important component of retirement assets, most of us realize that these benefits are not likely to be enough. Even combined with your company pension plan, you may still fall short. Greater emphasis will continue to be placed on personal investments to complete the retirement picture.

Proper asset allocation, one of the strongest drivers of portfolio return, is particularly important where retirement investments are concerned. It's important to determine if your retirement assets are properly allocated to provide the growth you need without taking on undue risk.

WHAT'S RIGHT FOR YOU?

Before making any changes in your investment strategy, take time to understand the relationship between investment risk and investment reward. Generally, the greater the potential for investment reward, such as growth from stock investments, the greater the risk. Consider whether your timeframe is adequate to compensate for potential market downturns.

In determining the level of investment risk you are comfortable with, consider the following:

- STOCKS ARE LONG-TERM INVESTMENT VEHICLES. Since stocks offer the strongest potential for growth among the asset classes, stock market investments are generally suitable for pursuing long-term investment goals. Investors pursuing short-term investment goals may wish to consider shifting assets toward investments with greater price stability.

- BOND INVESTMENTS OFFER GREATER STABILITY THAN STOCKS, BUT ARE NOT WITHOUT RISK. The types of risk a bond investor will incur include credit risk and interest-rate risk, both of which can affect a bond's price and yield. In addition, while bonds generally are not as volatile as stocks, they also do not offer the growth potential found in stock market investments. A portfolio that contains only bond investments may hurt your potential to outpace inflation over time.

- INTERNATIONAL STOCKS AND BONDS OFFER GREATER DIVERSIFICATION. Although international investing presents additional risks such as political, currency and liquidity risk, the diversification benefits can increase the potential for higher overall portfolio returns and lower portfolio risk.

- AVOID PLACING ALL OF YOUR EGGS IN ONE BASKET. Spread your investment dollars among stock, bond and money market investments to help reduce the risk and impact of principal loss should a particular investment perform poorly.

THE NATIONS FUND ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as your financial objectives or market conditions change. The Nations Fund family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBank, N.A. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.
[GRAPH]
For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at 1-(800) 982-2271.
---------------

* The Nations Fund family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

                 NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                       NATIONS FLORIDA MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

 PORTFOLIO MANAGER:

     The Funds are managed by Michele Poirier. Ms. Poirier joined NationsBank in 1990 and is a Vice President and Fixed Income Manager with 21 years of experience in the municipal bond industry. She earned a B.B.A. at Georgia State University in Atlanta.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with the relative stability of principal.

PERFORMANCE REVIEW*

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Florida Intermediate Municipal Bond Fund Trust A Shares returned 15.92%.

NATIONS FLORIDA MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Florida Municipal Bond Fund Trust A Shares returned 22.69%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Poirier shares her views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                      [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Florida increased 13.4% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Florida Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  52.1%
General Obligation....................   9.3%
Hospital..............................   9.8%
Education.............................   3.3%
Housing Revenue.......................   8.2%
Transportation........................   3.7%
Power/Utilities Revenue...............   5.3%
Other.................................   8.3%

       TOP TEN HOLDINGS AS A % OF NET
           ASSETS AS OF 11/30/95

 1. Orlando and Orange Counties, Florida, Expressway
    Authority Revenue Refunding, 6.500% 07/01/10       6.7%
 2. Orange County, Florida, Health Facilities
    Authority Revenue, (Orlando Regional Medical
    Center Hospital), (MBIA Insured), 4.400% 10/01/02  5.8
 3. Hillsborough County, Florida, Environmentally
    Sensitive Lands, 6.250% 07/01/06                   5.6
 4. Florida State Housing Finance Agency, Refunding,
    Multi-family Housing, (Altamonte Project), Series
    C, 7.000% 12/01/03                                 4.1
 5. Dade County, Florida, School District Revenue
    Refunding, (AMBAC Insured), 5.000% 07/15/01        3.3
 6. Florida State Board of Education, GO, Capital
    Outlay, Public Education, Series A, Unrefunded
    Balance, 7.250% 06/01/23                           3.3
 7. Florida State Division Bond, Financial Department
    of General Service Revenue, Preservation
    Authority, (MBIA Insured), 5.800% 07/01/01         3.1
 8. Dunes, Florida, Community Development District
    Revenue, (Intercoastal Water Way Bridge), 5.300%
    10/01/03                                           3.1
 9. Jacksonville, Florida, Electric Authority Revenue
    Refunding, 4th Series, St. John's River
    Authority, Series 6C, 6.200% 10/01/97              3.0
10. Indian River County, Florida, School District,
    (FSA Insured), 5.000% 04/01/03                     3.0

---------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
---------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------

     YEAR ENDED      11.92%         15.68%
     11/30/95
                  ------------------------------
     INCEPTION
     (12/14/92)       5.46%          6.64%
     THROUGH
     11/30/95
                  ------------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Florida
Intermediate Municipal Bond
Fund on December 14, 1992
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/14/94                $ 9,675                  $10,000

02/93                   $10,202                  $10,542

05/93                   $10,175                  $10,499

08/93                   $10,522                  $10,883

11/93                   $10,588                  $10,934

02/94                   $10,620                  $11,008

05/94                   $10,475                  $10,846

08/94                   $10,589                  $11,037

11/94                   $10,119                  $10,664

02/95                   $10,854                  $11,277

05/95                   $11,236                  $11,729

08/95                   $11,393                  $12,007

11/95                   $11,706                  $12,292

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Florida Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      14.34%*        15.34%
     11/30/95
                  --------------------------
     INCEPTION
     (12/17/92)       6.20%          6.20%
     THROUGH
     11/30/95
                  --------------------------
                                  Not
                  *Adjusted for   adjusted
                  maximum         for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  of 1.00%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Florida
Intermediate Municipal Bond
Fund on December 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/17/92                $10,000                  $10,000

02/93                   $10,540                  $10,457

05/93                   $10,487                  $10,414

08/93                   $10,828                  $10,795

11/93                   $10,880                  $10,845

02/94                   $10,896                  $10,919

05/94                   $10,737                  $10,759

08/94                   $10,846                  $10,948

11/94                   $10,356                  $10,577

02/95                   $11,100                  $11,185

05/95                   $11,482                  $11,634

08/95                   $11,635                  $11,910

11/95                   $11,946                  $12,192

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     YEAR ENDED      11.34%         15.34%
     11/30/95
                  -------------------------
     INCEPTION
     (06/07/93)       4.21%          5.33%
     THROUGH
     11/30/95
                  -------------------------
                                  Not
                  Adjusted for    adjusted
                  maximum         for
                  applicable      contingent
                  contingent      deferred
                  deferred        sales
                  sales charge    charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Florida
Intermediate Municipal Bond
Fund on June 7, 1993
(inception). The Lehman 7-
Year Municipal Bond Index is
a performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/07/93                $10,000                  $10,000

08/93                   $10,297                  $10,365

11/93                   $10,353                  $10,413

02/94                   $10,375                  $10,485

05/94                   $10,226                  $10,330

08/94                   $10,329                  $10,512

11/94                   $ 9,863                  $10,156

05/95                   $10,935                  $11,171

08/95                   $11,080                  $11,436

11/95                   $11,076                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Florida Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED                15.92%
     11/30/95
                      ------------------
     INCEPTION
     (12/11/92)                 6.78%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Florida
Intermediate Municipal Bond
Fund on December 11, 1992
(inception). The Lehman 7-
Year Municipal Bond Index is
a performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/11/92                $10,000                  $10,000

02/93                   $10,548                  $10,542

05/93                   $10,515                  $10,499

08/93                   $10,877                  $10,883

11/94                   $10,484                  $10,664

02/95                   $11,250                  $11,277

05/95                   $11,652                  $11,729

08/95                   $11,821                  $12,007

11/95                   $12,152                  $12,292

---------------
Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Florida Municipal Bond Fund

---------------------------------------------
   PORTFOLIO BREAKDOWN AS A % OF TOTAL
  INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  30.9%
Hospital..............................  18.7%
Pollution Control Revenue/
  Industrial Development Revenue......  12.1%
General Obligation....................   9.7%
Housing Revenue.......................   9.5%
Power/Utilities Revenue...............   6.3%
Education.............................   5.7%
Other.................................   7.1%


              TOP TEN HOLDINGS AS A % OF NET
                 ASSETS AS OF 11/30/95

 1. Palm Beach County, Florida, Health Facilities
    Authority Revenue, (Good Samaritans Health
    System), 6.200%  10/01/06                          4.0%
 2. Dade County, Florida, Water and Sewer System
    Revenue Refunding, (FGIC Insured), 5.000%
    10/01/13                                           3.8
 3. Dade County, Florida, Health Facilities
    Authority, Hospital Revenue Refunding, (Baptist
    Hospital, Miami Project), Series A, (MBIA
    Insured), 5.250% 05/15/21                          3.7
 4. Citrus County, Florida, PCR Refunding, Crystal
    River, (Florida Power Corporation), Series B,
    6.350% 02/01/22                                    3.4
 5. Jacksonville, Florida, Electric Authority Revenue
    Refunding, St. John's River Authority, Issue 2,
    Series 9, 5.250% 10/01/21                          3.2
 6. Hillsborough County, Florida, Industrial
    Development Authority, PCR, (Tampa Electric
    Company Project), 8.000% 05/01/22                  3.1
 7. Martin County, Florida, Industrial Development
    Authority Revenue, (Indiantown Cogeneration
    Project), Series A, AMT, 7.875% 12/15/25           3.0
 8. Florida State Municipal Power Agency Revenue,
    (Stanton II Project), Pre-refunded, (AMBAC
    Insured), 6.500% 10/01/20                          3.0
 9. Florida State Board of Education, GO, Capital
    Outlay, Public Education, Unrefunded Balance,
    Series A, 7.250% 06/01/23                          2.9
10. North Broward, Florida, Hospital Revenue, (MBIA
    Insured), 6.250% 01/01/06                          2.8

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------

   YEAR ENDED           17.25%                  22.45%
   11/30/95
                        -----------------------------------
   INCEPTION
   (12/10/93)            1.98%                   4.25%
   THROUGH
   11/30/95
                        -----------------------------------
                        Adjusted for            Not
                        maximum                 adjusted
                        sales charge            for sales
                        of 4.25%                charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Florida
Municipal Bond Fund on
December 10, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
12/10/93                $ 9,575                  $10,000

02/94                   $ 9,346                  $10,062

05/94                   $ 8,973                  $ 9,723

08/94                   $ 9,105                  $ 9,874

11/94                   $ 8,488                  $ 9,200

05/95                   $ 9,875                  $10,723

08/95                   $ 9,909                  $10,759

11/95                   $10,394                  $11,320

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Florida Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED      20.80%*        21.80%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      19.65%         19.65%
     THROUGH
     11/30/95
                  --------------------------
                                  Not
                  *Adjusted for   adjusted
                  maximum         for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  of 1.00%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Florida
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,957                  $ 9,766

02/95                   $11,045                  $10,846

05/95                   $11,554                  $11,382

08/95                   $11,578                  $11,420

11/95                   $12,027                  $12,016

---------------
Assumes the reinvestment of all distributions.


--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED      16.78%         21.78%
     11/30/95
                  --------------------------
     INCEPTION
     (10/22/93)       2.27%         3.61%
     THROUGH
     11/30/95
                  --------------------------
                                  Not
                  Adjusted for    adjusted
                  maximum         for
                  applicable      contingent
                  contingent      deferred
                  deferred        sales
                  sales charge    charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Florida
Municipal Bond Fund on
October 22, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/22/93                $10,000                  $10,000

11/93                   $ 9,765                  $ 9,890

02/94                   $ 9,783                  $ 9,951

05/94                   $ 9,381                  $ 9,616

08/94                   $ 9,506                  $ 9,765

11/94                   $ 8,850                  $ 9,099

02/95                   $ 9,816                  $10,106

05/95                   $10,267                  $10,605

08/95                   $10,289                  $10,641

11/95                   $10,485                  $11,196

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Florida Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED              22.69%
     11/30/95
                   -------------------
     INCEPTION
     (12/13/93)               4.77%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Florida Municipal
Bond Fund on December 13,
1993 (inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
12/13/93                $10,000                  $10,000

02/94                   $ 9,817                  $10,062

05/94                   $ 9,431                  $ 9,723

08/94                   $ 9,575                  $ 9,874

11/94                   $ 8,930                  $ 9,200

02/95                   $ 9,924                  $10,218

05/95                   $10,400                  $10,723

08/95                   $10,441                  $10,759

11/95                   $10,957                  $11,320


---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
                      NATIONS GEORGIA MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by Michele Poirier. Ms. Poirier joined NationsBank in 1990 and is a Vice President and Fixed Income Manager with 21 years of experience in the municipal bond industry. She earned a B.B.A. at Georgia State University in Atlanta.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.

PERFORMANCE REVIEW*

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Georgia Intermediate Municipal Bond Fund Trust A Shares returned 15.42%.

NATIONS GEORGIA MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Georgia Municipal Bond Fund Trust A Shares returned 22.48%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Poirier shares her views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Georgia decreased 39.8% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Georgia Intermediate Municipal Bond Fund

---------------------------------------------
   PORTFOLIO BREAKDOWN AS A % OF TOTAL
      INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  21.7%
General Obligation....................  38.5%
Hospital..............................   8.3%
Housing Revenue.......................   3.5%
Water Revenue.........................   8.4%
Pre-Refunded..........................   3.7%
Power/Utilities Revenue...............   8.2%
Other.................................   7.7%

               TOP TEN HOLDINGS AS A % OF NET
                  ASSETS AS OF 11/30/95

 1. Georgia State, GO, Series C, 6.500% 07/01/05        4.3%
 2. Georgia State Tollway Authority Revenue, (Georgia
    400 Project), 6.375% 07/01/02                       3.7
 3. Georgia State, GO, Series A, 6.250%, 03/01/06       2.8
 4. Georgia State Municipal Gas Authority, Gas Tax
    Revenue, (Southern Storage Gas Project), 6.000%
    07/01/04                                            2.7
 5. Private Colleges and Universities Facilities
    Authority Revenue, Georgia, (Emory University
    Project), Series C, 5.750% 10/01/02                 2.5
 6. DeKalb County, Georgia, School District, GO,
    5.000% 07/01/03                                     2.4
 7. Fulton County, Georgia, Water and Sewer Authority
    Revenue Refunding, (FGIC Insured), 5.100% 01/01/98  2.2
 8. Savannah, Georgia, Hospital Authority Revenue
    Refunding and Improvement, (Candler Hospital
    Project), 7.000% 01/01/11                           2.2
 9. Georgia State Housing and Finance Authority
    Revenue, (Homeownership Opportunity Program),
    (FHA/VA/Private Mortgages Insured), Series B,
    6.600% 06/01/25                                      2.1
10. Paulding County, Georgia, School District, GO,
    Series A, 6.400% 02/01/04                            2.0


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------

     YEAR ENDED       11.45%        15.20%
     11/30/95
                   ----------------------------
     INCEPTION
     (05/04/92)        6.25%         7.23%
     THROUGH
     11/30/95
                   ----------------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Georgia
Intermediate Municipal Bond
Fund on May 4, 1992
(inception). The Lehman 7-
Year Municipal Bond Index is
a performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
05/04/92                $ 9,675                  $10,000

08/92                   $10,146                  $10,461

11/92                   $10,267                  $10,631

02/93                   $10,923                  $11,208

05/93                   $10,865                  $11,162

08/93                   $11,242                  $11,570

11/93                   $11,331                  $11,624

02/94                   $11,335                  $11,703

05/94                   $11,123                  $11,531

08/94                   $11,272                  $11,733

11/94                   $10,779                  $11,336

02/95                   $11,459                  $11,988

05/95                   $11,906                  $12,469

08/95                   $12,098                  $12,765

11/95                   $12,417                  $13,068

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Georgia Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

     YEAR ENDED      13.85%*       14.85%
     11/30/95
                  --------------------------
     INCEPTION
     (06/17/92)       6.39%         6.39%
     THROUGH
     11/30/95
                  --------------------------
                                  Not
                  *Adjusted for   adjusted
                  maximum         for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  of 1.00%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Georgia
Intermediate Municipal Bond
Fund on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/17/92                $10,000                  $10,000

08/92                   $10,266                  $10,192

11/92                   $10,382                  $10,358

02/93                   $11,009                  $10,919

05/93                   $10,945                  $10,875

08/93                   $11,308                  $11,272

11/93                   $11,380                  $10,325

02/94                   $11,367                  $11,402

05/94                   $11,144                  $10,234

08/94                   $11,284                  $11,432

11/94                   $10,782                  $11,045

02/95                   $11,455                  $11,680

05/95                   $11,893                  $12,146

08/95                   $12,075                  $12,437

11/95                   $12,384                  $12,732

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

   YEAR ENDED      10.85%         14.85%
   11/30/95
                  --------------------------
   INCEPTION
   (06/07/93)       3.96%          5.09%
   THROUGH
   11/30/95
                  --------------------------
                                  Not
                  Adjusted for    adjusted
                  maximum         for
                  applicable      contingent
                  contingent      deferred
                  deferred        sales
                  sales charge    charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Georgia
Intermediate Municipal Bond
Fund on June 7, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/07/93                $10,000                  $10,000

08/93                   $10,314                  $10,365

11/93                   $10,386                  $10,413

02/94                   $10,380                  $10,489

05/94                   $10,178                  $10,330

08/94                   $10,307                  $10,512

11/94                   $ 9,848                  $10,156

02/95                   $10,462                  $10,740

05/95                   $10,862                  $11,171

08/95                   $11,029                  $11,436

11/95                   $11,011                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and reinvestment of all distributions.

-------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Georgia Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED             15.42%
     11/30/95
                   ---------------------
     INCEPTION
     (03/01/92)              7.27%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Georgia
Intermediate Municipal Bond
Fund on March 1, 1992
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
03/01/92                $10,000                  $10,000

05/92                   $10,215                  $10,157

08/92                   $10,567                  $10,517

11/92                   $10,707                  $10,688

02/93                   $11,385                  $11,268

05/93                   $11,329                  $11,223

08/93                   $11,727                  $11,633

11/93                   $11,823                  $11,687

02/94                   $11,832                  $11,767

05/94                   $11,617                  $11,594

08/94                   $11,778                  $11,798

11/94                   $11,268                  $11,399

02/95                   $11,985                  $12,055

05/95                   $12,459                  $12,538

08/95                   $12,666                  $12,835

11/95                   $13,006                  $13,139

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Georgia Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  19.2%
Water Revenue.........................  17.6%
Hospital..............................  16.0%
Insured...............................  13.6%
Pollution Control Revenue/
 Industrial Development Revenue.......  12.7%
Power/Utilities Revenue...............  10.3%
Housing Revenue.......................  10.0%
Cash and Cash-Equivalents.............   0.6%

      TOP TEN HOLDINGS AS A % OF NET
          ASSETS AS OF 11/30/95

 1. Municipal Electric Authority of Georgia, Special
    Obligation Bonds, First Crossover, General
    Resolution, 6.500% 01/01/12                         7.0%
 2. Savannah, Georgia, Hospital Authority Revenue
    Refunding and Improvement, (St. Joseph's Hospital
    Project), 6.200% 07/01/23                           6.4
 3. Georgia State, GO, Series C, 6.500% 07/01/05        5.4
 4. Coweta County, Georgia, Development Authority,
    Industrial Development Revenue, (Sivaco National
    Wire Project), AMT, 5.400% 02/01/09                 5.4
 5. White County, Georgia, Industrial Development
    Authority Revenue Refunding, (Clark-Schwebel Fiber
    and Glass Company Project), 6.850% 06/01/10         3.8
 6. Peach County, Georgia, School District, GO, (MBIA
    Insured), 6.500% 02/01/08                           3.6
 7. Columbia County, Georgia, School District, Series
    B, (MBIA Insured), 6.250% 04/01/13                  3.4
 8. Union City, Georgia, Housing Authority,
    Multi-family Housing Revenue Refunding, (Hidden
    Lake Apartments), Series A, (FHA/FNMA Insured),
    7.125% 12/01/25                                     3.4
 9. Fayette County, Georgia, School District, GO,
    6.125% 03/01/15                                     3.4
10. Georgia State, GO, Series E, 5.500% 07/01/07        3.4

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     YEAR ENDED      17.06%         22.25%
     11/30/95
                  -------------------------
     INCEPTION
     (12/30/93)       1.73%          4.06%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Georgia
Municipal Bond Fund on
December 30, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
12/30/93                $ 9,575                  $10,000

02/94                   $ 9,402                  $ 9,825

05/94                   $ 9,014                  $ 9,494

08/94                   $ 9,159                  $ 9,641

11/94                   $ 8,454                  $ 8,984

02/95                   $ 9,382                  $ 9,978

05/95                   $ 9,819                  $10,471

08/95                   $ 9,884                  $10,506

11/95                   $10,335                  $11,054

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Georgia Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURN
------------------------------------------

YEAR ENDED      20.59%*         21.59%
11/30/95
             -----------------------------
INCEPTION
(11/03/94)      19.46%          19.46%
THROUGH
11/30/95
             -----------------------------
             *Adjusted for    Not adjusted
             maximum          for
             contingent       contingent
             deferred         deferred
             sales charge     sales
             of 1.00%         charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Georgia
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,956                  $ 9,766

02/95                   $11,034                  $10,846

05/95                   $11,532                  $11,382

08/95                   $11,593                  $11,420

11/95                   $12,006                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------

 YEAR ENDED     16.58%         21.58%
 11/30/95
              -----------------------------
 INCEPTION
 (10/21/93)      2.13%          3.47%
 THROUGH
 11/30/95
              -----------------------------
              Adjusted for     Not adjusted
              maximum          for
              applicable       contingent
              contingent       deferred
              deferred         sales
              sales charge     charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Georgia
Municipal Bond Fund on
October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

11/93                   $ 9,851                  $ 9,890

02/94                   $ 9,872                  $ 9,951

05/94                   $ 9,450                  $ 9,616

08/94                   $ 9,589                  $ 9,765

11/94                   $ 8,838                  $ 9,099

02/95                   $ 9,794                  $10,106

05/95                   $10,236                  $10,605

08/95                   $10,291                  $10,641

11/95                   $10,454                  $11,196

----------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Georgia Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
------------------------------------------

YEAR ENDED             22.48%
11/30/95
                    ----------------
INCEPTION
(01/13/94)              4.02%
THROUGH
11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Georgia Municipal
Bond Fund on January 13,
1994 (inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
01/13/94                $10,000                  $10,000

02/94                   $ 9,765                  $ 9,825

05/94                   $ 9,366                  $ 9,494

08/94                   $ 9,522                  $ 9,641

11/94                   $ 8,793                  $ 8,984

02/95                   $ 9,672                  $ 9,976

05/95                   $10,221                  $10,471

08/95                   $10,295                  $10,506

11/95                   $10,770                  $11,054

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

               NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
                      NATIONS MARYLAND MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by John Kohl. Mr. Kohl joined NationsBank in 1994 and is a Senior Vice President and Fixed Income Portfolio Manager with 17 years of experience in the municipal bond industry. He holds a joint B.A. in Economics and North American Studies from McGill University in Montreal.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.

PERFORMANCE REVIEW*

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Maryland Intermediate Municipal Bond Fund Trust A Shares returned 15.16%.

NATIONS MARYLAND MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Maryland Municipal Bond Fund Trust A Shares returned 21.23%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kohl shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

     WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS? From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

[CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Maryland decreased 42.5% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Maryland Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  34.1%
Other.................................   6.4%
Pre-Refunded..........................  11.2%
Transportation........................   7.4%
Education.............................   4.4%
Hospital..............................   4.8%
General Obligation....................  31.7%

          TOP TEN HOLDINGS AS A % OF NET
              ASSETS AS OF 11/30/95

 1. Maryland State, Transportation Authority, Special
    Obligation Revenue, (Baltimore-Washington
    International Airport Project), Series A, AMT,
    (FGIC Insured), 6.400% 07/01/19                    4.0%
 2. Charles County, Maryland, Consolidated Public
    Improvement, Revenue Refunding, GO, 4.400%
    06/01/03                                           3.7
 3. Maryland State, Transportation Authority Revenue,
    GO, 4.375% 12/15/03                                3.5
 4. Washington, D.C. Metropolitan Area Transportation
    Authority Revenue Refunding, (FGIC Insured),
    4.400% 01/01/00                                    3.3
 5. Northeast Maryland, Solid Waste Disposal
    Authority Revenue Refunding, (Southwest Resource
    Recovery Facility Project), (MBIA Insured),
    6.900% 01/01/00                                    2.4
 6. Frederick County, Maryland, Consolidated Public
    Improvement, Revenue Refunding, GO, (FGIC
    Insured), 5.750% 12/01/01                          2.4
 7. Maryland State, Transportation Authority, Special
    Obligation Revenue, 6.000% 07/01/97                2.3
 8. Prince Georges County, Maryland, Solid Waste
    Management Systems Authority Revenue Refunding,
    (FSA Insured), 5.100% 06/15/05                     2.2
 9. Cecil County, Maryland, Revenue Refunding,
    Consolidated Public Improvement, GO, (FGIC
    Insured), 4.800% 12/01/04                          2.2
10. Calvert County, Maryland, Consolidated Public
    Improvement, Revenue Refunding, GO, 4.625%
    07/15/05                                           2.2

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     -------------------------------------

     YEAR ENDED      11.20%         14.94%
     11/30/95
                  ------------------------
     FIVE YEARS
     ENDED            6.26%          6.97%
     11/30/95
                  ------------------------
     INCEPTION
     (09/01/90)       6.70%          7.37%
     THROUGH
     11/30/95
                  ------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Maryland
Intermediate Municipal Bond
Fund on September 1, 1990
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
09/01/90                $ 9,675                  $10,000

11/90                   $10,035                  $10,370

02/91                   $10,297                  $10,670

05/91                   $10,490                  $10,851

08/91                   $10,671                  $11,089

11/91                   $10,884                  $11,369

02/92                   $11,148                  $11,643

05/92                   $11,309                  $11,827

08/92                   $11,653                  $12,245

11/92                   $11,789                  $12,445

02/93                   $12,435                  $13,119

05/93                   $12,353                  $13,066

08/93                   $12,760                  $13,543

11/93                   $12,845                  $13,606

02/94                   $12,871                  $13,699

05/94                   $12,651                  $13,498

08/94                   $12,785                  $13,735

11/94                   $12,227                  $13,270

02/95                   $13,016                  $14,033

05/95                   $13,506                  $14,596

08/95                   $13,760                  $14,942

11/95                   $14,053                  $15,297

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Maryland Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

  YEAR ENDED       13.59%*       14.59%
  11/30/95
               -----------------------------
  INCEPTION
  (06/17/92)        5.76%         5.76%
  THROUGH
  11/30/95
               -----------------------------
                                  Not
               *Adjusted for      adjusted
               maximum            for
               contingent         contingent
               deferred           deferred
               sales charge       sales
               of 1.00%           charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Maryland
Intermediate Municipal Bond
Fund on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/17/92                $10,000                  $10,000

08/92                   $10,209                  $10,192

11/92                   $10,313                  $10,358

02/93                   $10,861                  $10,919

05/93                   $10,773                  $10,875

08/93                   $11,112                  $11,272

11/93                   $11,169                  $11,325

02/94                   $11,175                  $11,402

05/94                   $10,973                  $11,234

08/94                   $11,081                  $11,432

11/94                   $10,589                  $11,045

02/95                   $11,264                  $11,680

05/95                   $11,679                  $12,148

08/95                   $11,889                  $12,437

11/95                   $12,133                  $12,732

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

  YEAR ENDED      10.59%          14.59%
  11/30/95
                  --------------------------
  INCEPTION
  (06/08/93)       3.75%           4.89%
  THROUGH
  11/30/95
                  --------------------------
                                  Not
                  Adjusted for    adjusted
                  maximum         for
                  applicable      contingent
                  contingent      deferred
                  deferred        sales
                  sales charge    charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Maryland
Intermediate Municipal Bond
Fund on June 8, 1993
(inception). The Lehman 7-
Year Municipal Bond Index is
a performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/08/93                $10,000                  $10,000

08/93                   $10,294                  $10,365

11/93                   $10,353                  $10,413

02/94                   $10,365                  $10,489

05/94                   $10,180                  $10,330

08/94                   $10,279                  $10,512

11/94                   $ 9,823                  $10,156

02/95                   $10,449                  $10,740

05/95                   $10,834                  $11,171

08/95                   $11,030                  $11,436

11/95                   $10,956                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Maryland Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95

----------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED                15.16%
     11/30/95
                      ------------------
     FIVE YEARS
     ENDED                     7.10%
     11/30/95
                      ------------------
     INCEPTION
     (09/01/90)                7.50%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Maryland
Intermediate Municipal Bond
Fund on September 1, 1990
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
09/01/90                $10,000                  $10,000

11/90                   $10,372                  $10,370

02/91                   $10,642                  $10,670

05/91                   $10,842                  $10,851

08/91                   $11,029                  $11,089

11/91                   $11,250                  $11,369

02/92                   $11,522                  $11,643

05/92                   $11,690                  $11,827

08/92                   $12,050                  $12,245

11/92                   $12,195                  $12,445

02/93                   $12,868                  $13,119

05/93                   $12,788                  $13,066

08/93                   $13,215                  $13,543

11/93                   $13,307                  $13,606

02/94                   $13,339                  $13,699

05/94                   $13,117                  $13,498

08/94                   $13,262                  $13,735

11/94                   $12,689                  $13,270

02/95                   $13,515                  $14,033

05/95                   $14,031                  $14,596

08/95                   $14,302                  $14,942

11/95                   $14,613                  $15,297

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Maryland Municipal Bond Fund

---------------------------------------------
    PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  24.6%
Power/Utility Revenue.................   3.0%
Pollution Control Revenue/
  Industrial Development Revenue......   3.9%
Transportation........................   4.3%
Water Revenue.........................   3.5%
Housing...............................   9.0%
Hospital..............................  12.8%
Other.................................  11.4%
Pre-Refunded..........................  11.1%
Cash and Cash-Equivalents.............   7.5%
General Obligation....................   8.9%

           TOP TEN HOLDINGS AS A % OF NET
               ASSETS AS OF 11/30/95

 1. Commonwealth of Puerto Rico Highway and
    Transportation Authority, Highway Revenue,
    Series T, 6.500% 07/01/22                          5.8%
 2. Maryland State, Transportation Authority Revenue,
    (Transportation Facilities Project), 6.800%
    07/01/16                                           4.2
 3. Prince Georges County, Maryland, Pollution
    Control Revenue Refunding, (Potomac Electric
    Power Project), 5.750% 03/15/10                    3.8
 4. Prince Georges County, Maryland, Solid Waste
    Management Systems, Authority Revenue Refunding,
    (FSA Insured), 5.200% 06/15/06                     3.7
 5. Anne Arundel County, Maryland, Consolidated
    Public Improvement Revenue, GO, 5.300% 04/01/10    3.7
 6. Anne Arundel County, Maryland, Consolidated
    Public Improvement Revenue, GO, 5.250% 07/15/11    3.7
 7. Maryland State, Stadium Authority, Lease Revenue,
    (Ocean City Convention Center), 5.375% 12/15/13    3.7
 8. Howard County, Maryland, Special Facilities
    Revenue, Series A, 6.000% 02/15/21                 3.0
 9. Washington, D.C., Metropolitan Area
    Transportation Authority Revenue Refunding, (FGIC
    Insured), 6.000% 07/01/10                          2.6
10. Washington County, Maryland, Sanitation District
    Refunding, GO, Series F, (FGIC Insured), 5.000%
    01/01/04                                           2.4

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
------------------------------------------

     YEAR ENDED      15.85%         20.99%
     11/30/95
                  ----------------------
     INCEPTION
     (11/04/93)       2.28%         4.45%
     THROUGH
     11/30/95
                  ----------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Maryland
Municipal Bond Fund on
November 4, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/04/93                $ 9,575                  $10,000

11/93                   $ 9,579                  $ 9,890

02/94                   $ 9,653                  $ 9,951

05/94                   $ 9,163                  $ 9,616

08/94                   $ 9,297                  $ 9,765

11/94                   $ 8,661                  $ 9,099

02/95                   $ 9,566                  $10,106

05/95                   $ 9,976                  $10,605

08/95                   $10,046                  $10,641

11/95                   $10,479                  $11,196

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Maryland Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      19.29%*        20.29%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      18.25%         18.25%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Maryland
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,955                  $ 9,766

02/95                   $10,980                  $10,846

05/95                   $11,436                  $11,382

08/95                   $11,498                  $11,420

11/95                   $11,875                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      15.33%         20.33%
     11/30/95
                  --------------------------
     INCEPTION
     (10/21/93)       1.50%          2.83%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Maryland
Municipal Bond Fund on
October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

11/93                   $ 9,806                  $ 9,890

02/94                   $ 9,866                  $ 9,951

05/94                   $ 9,352                  $ 9,616

08/94                   $ 9,475                  $ 9,765

11/94                   $ 8,815                  $ 9,099

02/95                   $ 9,723                  $10,106

05/95                   $10,125                  $10,605

08/95                   $10,182                  $10,641

11/95                   $10,319                  $11,196

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Maryland Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED         21.23%
     11/30/95
                    --------------------
     INCEPTION
     (09/20/94)         12.66%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Maryland
Municipal Bond Fund on
September 20, 1994
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
09/20/94                $10,000                  $10,000

11/94                   $ 9,511                  $ 9,508

02/95                   $10,509                  $10,560

05/95                   $10,965                  $11,082

08/95                   $11,047                  $11,119

11/95                   $11,530                  $11,699

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

            NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
                   NATIONS NORTH CAROLINA MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by Michele Poirier. Ms. Poirier joined NationsBank in 1990 and is a Vice President and Fixed Income Manager with 21 years of experience in the municipal bond industry. She earned a B.B.A. at Georgia State University in Atlanta.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal.

PERFORMANCE REVIEW*

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations North Carolina Intermediate Municipal Bond Fund Trust A Shares returned 15.41%.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations North Carolina Municipal Bond Fund Trust A Shares returned 22.87%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Poirier shares her views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in North Carolina decreased 21% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations North Carolina Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  31.6%
Education.............................   5.4%
Other.................................   8.7%
Insured...............................  19.7%
Water Revenue.........................   5.5%
Pollution Control Revenue/
  Industrial Development Revenue......  11.1%
Hospital..............................   7.7%
Pre-Refunded..........................  10.3%

             TOP TEN HOLDINGS AS A % OF NET
                 ASSETS AS OF 11/30/95

 1. North Carolina Eastern Municipal Power Agency,
    Series A 7.750% 01/01/12                           5.8%
 2. North Carolina State, GO, Series A, 6.100%
    03/01/01                                           5.6
 3. Greenville, North Carolina, Combined Enterprises
    Revenue, 6.000% 09/01/10                           5.4
 4. Government of Guam, Series A, 4.900% 09/01/97      3.9
 5. Greensboro, North Carolina, Enterprise System
    Revenue, Series A, 6.500% 06/01/04                 3.5
 6. Government of Guam, Series A, 5.150% 11/15/07      3.4
 7. Pitt County, North Carolina, Revenue, 5.375%
    12/01/10                                           3.2
 8. Wayne County, North Carolina, GO, 4.900% 04/01/05  3.1
 9. Washington State Public Power Supply, System
    Revenue Refunding, (Nuclear Project Number 2),
    Series A, 5.800% 07/01/07                          3.1
10. Charlotte, North Carolina, Health Care Systems
    Revenue, Refunding, Mecklenburg Hospital
    Authority, 6.250% 01/01/20                         3.0

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     YEAR ENDED      11.44%         15.18%
     11/30/95
                  -------------------------
     INCEPTION
     (12/14/92)       5.06%          6.23%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations North
Carolina Intermediate
Municipal Bond Fund on
December 14, 1992
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/14/94                $ 9,675                  $10,000

02/93                   $10,142                  $10,542

05/93                   $10,150                  $10,499

08/93                   $10,496                  $10,883

11/93                   $10,522                  $10,934

02/94                   $10,557                  $11,008

05/94                   $10,368                  $10,846

08/94                   $10,509                  $11,037

11/94                   $10,047                  $10,664

02/95                   $10,722                  $11,277

05/95                   $11,140                  $11,729

08/95                   $11,323                  $12,007

11/95                   $11,573                  $12,292

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations North Carolina Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED      13.84%*      14.84%
     11/30/95
                  --------------------------
     INCEPTION
     (12/16/92)       5.83%        5.83%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations North
Carolina Intermediate
Municipal Bond Fund on
December 16, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/16/92                $10,000                  $10,000

02/93                   $10,491                  $10,457

05/93                   $10,474                  $10,414

08/93                   $10,815                  $10,795

11/93                   $10,826                  $10,845

02/94                   $10,845                  $10,919

05/94                   $10,640                  $10,759

08/94                   $10,777                  $10,948

11/94                   $10,296                  $10,577

02/95                   $10,980                  $11,185

05/95                   $11,399                  $11,634

08/95                   $11,578                  $11,910

11/95                   $11,825                  $12,192

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED      10.84%         14.84%
     11/30/95
                  --------------------------
     INCEPTION
     (06/07/93)       3.86%          4.99%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations North
Carolina Intermediate
Municipal Bond Fund on June
7, 1993 (inception). The
Lehman 7-Year Municipal Bond
Index is a performance
benchmark for the
intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/07/93                $10,000                  $10,000

08/93                   $10,306                  $10,365

11/93                   $10,323                  $10,413

02/94                   $10,348                  $10,485

05/94                   $10,154                  $10,330

08/94                   $10,285                  $10,512

11/94                   $ 9,826                  $10,156

02/95                   $10,478                  $11,740

05/95                   $10,878                  $11,171

08/95                   $11,049                  $11,436

11/95                   $10,984                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations North Carolina Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED             15.41%
     11/30/95
                  ----------------------
     INCEPTION
     (12/11/92)              6.44%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations North Carolina
Intermediate Municipal Bond
Fund on December 11, 1992
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/11/92                $10,000                  $10,000

02/93                   $10,498                  $10,542

05/93                   $10,510                  $10,499

08/93                   $10,872                  $10,883

11/93                   $10,903                  $10,934

02/94                   $10,943                  $11,008

05/94                   $10,752                  $10,846

08/94                   $10,904                  $11,037

11/94                   $10,430                  $10,664

02/95                   $11,137                  $11,277

05/95                   $11,576                  $11,729

08/95                   $11,773                  $12,007

11/95                   $12,038                  $12,292

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations North Carolina Municipal Bond Fund

---------------------------------------------
    PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  24.7%
Hospital..............................  16.2%
Pollution Control Revenue/
  Industrial Development Revenue......  15.9%
General Obligation....................  13.0%
Power/Utilities Revenue...............   6.6%
Water Revenue.........................   6.6%
Housing Revenue.......................  12.2%
Other.................................   4.8%

   TOP TEN HOLDINGS AS A % OF NET
        ASSETS AS OF 11/30/95

 1. Martin County, North Carolina, Industrial
    Facilities and Pollution Control Financing
    Authority Revenue Solid Waste Disposal, AMT,
    (Weyerhaeuse Company), 5.650% 12/01/23             9.2%
 2. Fayetteville, North Carolina, Public Works
    Commission Revenue Refunding, (FGIC Insured),
    4.750% 03/01/14                                    5.1
 3. Onslow County, North Carolina, Combined
    Enterprise System Revenue, (MBIA Insured), 5.875%
    06/01/09                                           5.0
 4. Charlotte, North Carolina, Health Care System
    Revenue Refunding, Mecklenburg Hospital
    Authority, 6.250% 01/01/20                         4.9
 5. Wake County, North Carolina, Hospital Revenue,
    (MBIA Insured), 5.125% 10/01/26                    4.5
 6. North Carolina Housing Finance Agency,
    Multi-family Revenue, Federal Housing Authority
    Insured Mortgage, 5.350% 09/01/14                  4.4
 7. Buncombe County, North Carolina, Metropolitan
    Sewer District, Sewer System Revenue,
    Pre-refunded, Series B, 6.750% 07/01/22            3.6
 8. North Carolina Medical Care Commission, Hospital
    Revenue Refunding, (Rex Hospital Project), 6.250%
    06/01/17                                           3.4
 9. North Carolina Housing Finance Agency,
    Single-family Revenue, Series W, 6.200% 09/01/09   3.3
10. Charlotte, North Carolina, Public Improvement,
    GO, 5.300% 04/01/05                                3.3

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------

     YEAR ENDED      17.42%         22.63%
     11/30/95
                  -------------------------
     INCEPTION
     (11/01/93)       2.07%          4.22%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations North
Carolina Municipal Bond Fund
on November 1, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
11/01/93                $ 9,575                  $10,000

11/93                   $ 9,498                  $ 9,890

02/94                   $ 9,530                  $ 9,951

05/94                   $ 9,077                  $ 9,616

08/94                   $ 9,210                  $ 9,765

11/94                   $ 8,509                  $ 9,099

02/95                   $ 9,484                  $10,106

05/95                   $ 9,904                  $10,605

08/95                   $ 9,959                  $10,641

11/95                   $10,435                  $11,196

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------

     YEAR ENDED      20.93%*      21.93%
     11/30/95
                  -------------------------
     INCEPTION
     (11/03/94)      19.51%       19.51%
     THROUGH
     11/30/95
                  -------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations North
Carolina Municipal Bond Fund
on November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,933                  $ 9,766

02/95                   $11,056                  $10,846

05/95                   $11,530                  $11,382

08/95                   $11,577                  $11,420

11/95                   $12,012                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

     YEAR ENDED      16.96%         21.96%
     11/30/95
                  --------------------------
     INCEPTION
     (10/21/93)       2.12%          3.46%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations North
Carolina Municipal Bond Fund
on October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

11/93                   $ 9,889                  $ 9,890

02/94                   $ 9,908                  $ 9,951

05/94                   $ 9,423                  $ 9,616

08/94                   $ 9,548                  $ 9,765

11/94                   $ 8,809                  $ 9,099

02/95                   $ 9,805                  $10,106

05/95                   $10,225                  $10,605

08/95                   $10,267                  $10,641

11/95                   $10,452                  $11,196

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED             22.87%
     11/30/95
                   ------------------------
     INCEPTION
     (01/11/94)              3.82%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations North Carolina
Municipal Bond Fund on
January 11, 1994
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
01/11/94                $10,000                  $10,000

02/94                   $ 9,769                  $ 9,825

05/94                   $ 9,309                  $ 9,494

08/94                   $ 9,449                  $ 9,641

11/94                   $ 8,735                  $ 8,984

02/95                   $ 9,741                  $ 9,978

05/95                   $10,177                  $10,471

08/95                   $10,238                  $10,506

11/95                   $10,733                  $11,054

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                      NATIONS SOUTH CAROLINA INTERMEDIATE
                              MUNICIPAL BOND FUND
                   NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by Michele Poirier. Ms. Poirier joined NationsBank in 1990 and is a Vice President and Fixed Income Manager with 21 years of experience in the municipal bond industry. She earned a B.B.A. at Georgia State University in Atlanta.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.

PERFORMANCE REVIEW*

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations South Carolina Intermediate Municipal Bond Fund Trust A Shares returned 15.02%.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations South Carolina Municipal Bond Fund Trust A Shares returned 21.99%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Poirier shares her views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                      [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in South Carolina increased 88.5% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  31.9%
Other.................................   8.3%
Water Revenue.........................   8.9%
Housing Revenue.......................  11.6%
Pollution Control Revenue/
 Industrial Development Revenue.......  14.0%
Hospital..............................   8.5%
General Obligation....................  16.8%


            TOP TEN HOLDINGS AS A % OF NET
               ASSETS AS OF 11/30/95

1.  South Carolina State Housing Finance and
    Development Authority, Multi-family Housing
    Revenue, (United Dominion Project),
    6.500% 05/01/04                                    7.3%
 2. Medical University of South Carolina, Hospital
    Facilities Revenue, Refunding, 7.200% 07/01/05     3.9
 3. Richland County, South Carolina, Revenue
    Refunding and Improvement, Series B, 4.850%
    03/01/04                                           3.0
 4. Grand Strand Water and Sewer Authority Revenue
    Refunding, (MBIA Insured), 6.300% 06/01/05         3.0
 5. Richland County, South Carolina, PCR, (Union Camp
    Corporation Project), Series C, 5.875% 11/01/02    2.9
 6. Rock Hill, South Carolina, School District, No.
    3, Refunding, Series B, (FGIC Insured), 5.900%
    02/01/02                                           2.8
 7. York County, South Carolina, PCR, Refunding,
    (Bowater Inc. Project), Series B, 6.850% 04/01/01  2.8
 8. Piedmont Municipal Power Agency, Revenue Bonds,
    (South Carolina Electric Company Project), 5.400%
    01/01/99                                           2.8
 9. Greenwood, South Carolina, Combined Public
    Utilities, Revenue Refunding and Improvement,
    (AMBAC Insured), 5.500% 12/01/06                   2.8
10. Columbia, South Carolina, Waterworks and Sewer
    System Revenue, Capital Appreciation, Zero Coupon
    02/01/03                                           2.7

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED       11.06%        14.79%
     11/30/95
                   ------------------------
     INCEPTION
     (05/05/92)        5.93%         6.92%
     THROUGH
     11/30/95
                   ------------------------
                   Adjusted for   Not
                   maximum        adjusted
                   sales charge   for sales
                   of 3.25%       charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations South
Carolina Intermediate
Municipal Bond Fund on May
5, 1992 (inception). The
Lehman 7-Year Municipal Bond
Index is a performance
benchmark for the
intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
05/05/92                $ 9,675                  $10,000

08/92                   $10,045                  $10,461

11/92                   $10,162                  $10,631

02/93                   $10,708                  $11,208

05/93                   $10,689                  $11,162

08/93                   $11,025                  $11,570

11/93                   $11,093                  $11,624

02/94                   $11,130                  $11,703

05/94                   $10,973                  $11,531

08/94                   $11,125                  $11,733

11/94                   $10,700                  $11,336

02/95                   $11,373                  $11,988

05/95                   $11,790                  $12,469

08/95                   $11,974                  $12,765

11/95                   $12,283                  $13,068

---------------
Assumes the deduction of maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      13.45%*          14.45%
     11/30/95
                  --------------------------
     INCEPTION
     (06/17/92)       6.23%            6.23%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations South
Carolina Intermediate
Municipal Bond Fund on June
17, 1992 (inception).
Investor C Shares that are
redeemed within one year of
purchase are subject to a
1.00% contingent deferred
sales charge. The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/17/92                $10,000                  $10,000

08/92                   $10,223                  $10,192

11/92                   $10,327                  $10,358

02/93                   $10,855                  $10,919

05/93                   $10,830                  $10,875

08/93                   $11,154                  $11,272

11/93                   $11,206                  $11,325

02/94                   $11,227                  $11,402

05/94                   $11,055                  $11,234

08/94                   $11,200                  $11,432

11/94                   $10,764                  $11,045

02/95                   $11,433                  $11,680

05/95                   $11,843                  $12,148

08/95                   $12,019                  $12,437

11/95                   $12,320                  $12,732

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      10.45%           14.45%
     11/30/95
                  --------------------------
     INCEPTION
     (06/08/93)       4.15%            5.28%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations South
Carolina Intermediate
Municipal Bond Fund on June
8, 1993 (inception). The
Lehman 7-Year Municipal Bond
Index is a performance
benchmark for the
intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/08/93                $10,000                  $10,000

08/93                   $10,269                  $10,365

11/93                   $10,323                  $10,413

02/94                   $10,349                  $10,485

05/94                   $10,194                  $10,330

08/94                   $10,328                  $10,512

11/94                   $ 9,926                  $10,156

02/95                   $10,543                  $10,740

05/95                   $10,921                  $11,171

08/95                   $11,083                  $11,436

11/95                   $11,061                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED                15.02%
     11/30/95
                      ------------------
     INCEPTION
     (01/06/92)                 6.86%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations South Carolina
Intermediate Municipal Bond
Fund on January 6, 1992
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
01/06/92                $10,000                  $10,000

02/92                   $10,044                  $10,027

05/92                   $10,214                  $10,185

08/92                   $10,535                  $10,545

11/92                   $10,662                  $10,717

02/93                   $11,228                  $11,298

05/93                   $11,223                  $11,252

08/93                   $11,580                  $11,663

11/93                   $11,656                  $11,718

02/94                   $11,699                  $11,798

05/94                   $11,539                  $11,624

08/94                   $11,705                  $11,828

11/94                   $11,263                  $11,428

02/95                   $11,978                  $12,085

05/95                   $12,423                  $12,570

08/95                   $12,623                  $12,868

11/95                   $12,955                  $13,173

---------------
Assumes reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations South Carolina Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Pollution Control Revenue/
  Industrial Development Revenue......  36.1%
Insured...............................  21.8%
General Obligation....................  13.8%
Hospital..............................  10.1%
Water Revenue.........................   5.0%
Housing Revenue.......................   3.7%
Other.................................   9.5%

                TOP TEN HOLDINGS AS A % OF NET
                    ASSETS AS OF 11/30/95

     1. Darlington County, South Carolina, Industrial
        Development Revenue, (Nucor Corporation Project),
        Series A, 5.750% 08/01/23                          6.2%
     2. Berkeley County, South Carolina, PCR, South
        Carolina Electric and Gas Company, 6.500%
        10/01/14                                           5.1
     3. Columbia, South Carolina, Waterworks & Sewer
        System Revenue, 5.500% 02/01/09                    4.9
     4. Puerto Rico Industrial, Medical and Environmental
        Agency, Pollution Control Facilities Finance
        Authority Revenue, Higher Education, (Catholic
        University Project), Series A, 5.600% 12/01/07     4.2
     5. South Carolina State Public Service Authority
        Revenue Bonds, Series C, 5.125% 01/01/32           3.6
     6. Clemson University, South Carolina, Stadium
        Refunding Bonds, Student and Faculty Housing,
        Series M, (MBIA Insured), 6.600% 06/01/08          3.5
     7. Charleston, South Carolina, GO, 6.500% 06/01/11    3.5
     8. Georgetown County, South Carolina, PCR,
        (International Paper Company Project), 6.250%
        06/15/05                                           3.4
     9. Chester County, South Carolina, Industrial
        Development Authority Revenue Refunding, (Springs
        Industries Inc. Project), 7.350% 02/01/14          3.4
    10. Richland County, South Carolina, Sewer System
        Revenue, GO, Series A, 5.500% 03/01/17             3.4

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     YEAR ENDED      16.57%          21.74%
     11/30/95
                  -------------------------
     INCEPTION
     (11/08/93)       3.86%           6.07%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations South
Carolina Municipal Bond Fund
on November 8, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/08/93                $ 9,575                  $10,000

11/93                   $ 9,595                  $ 9,890

02/94                   $ 9,707                  $ 9,951

05/94                   $ 9,359                  $ 9,616

08/94                   $ 9,503                  $ 9,765

11/94                   $ 8,881                  $ 9,099

02/95                   $ 9,816                  $10,106

05/95                   $10,266                  $10,605

08/95                   $10,357                  $10,641

11/95                   $10,812                  $11,196

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations South Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------

     YEAR ENDED      20.01%*        21.01%
     11/30/95
                  -------------------------
     INCEPTION
     (11/03/94)      18.82%         18.82%
     THROUGH
     11/30/95
                  -------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations South
Carolina Municipal Bond Fund
on November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.


                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,948                  $ 9,766

02/95                   $10,980                  $10,846

05/95                   $11,466                  $11,382

08/95                   $11,550                  $11,420

11/95                   $11,937                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------

     YEAR ENDED      16.08%         21.08%
     11/30/95
                  -------------------------
     INCEPTION
     (10/21/93)       3.40%          4.76%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for   Not
                  maximum        adjusted
                  applicable     for
                  contingent     contingent
                  deferred       deferred
                  sales charge   sales
                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations South
Carolina Municipal Bond Fund
on October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index

10/21/93                $10,000                  $10,000

11/93                   $ 9,900                  $ 9,890

02/94                   $10,000                  $ 9,951

05/94                   $ 9,629                  $ 9,616

08/94                   $ 9,763                  $ 9,765

11/94                   $ 9,111                  $ 9,099

02/95                   $10,057                  $10,106

05/95                   $10,504                  $10,605

08/95                   $10,583                  $10,641

11/95                   $10,732                  $11,196

---------------
Assumes the deduction of maximum applicable contingent sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations South Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

    ---------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED                21.99%
     11/30/95
                       --------------------
     INCEPTION
     (12/27/93)                5.49%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations South Carolina
Municipal Bond Fund on
December 27, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
12/27/93                $10,000                  $10,000

02/94                   $ 9,919                  $ 9,825

05/94                   $ 9,569                  $ 9,494

08/94                   $ 9,721                  $ 9,641

11/94                   $ 9,088                  $ 8,984

02/95                   $10,051                  $ 9,978

05/95                   $10,516                  $10,471

08/95                   $10,615                  $10,506

11/95                   $11,086                  $11,054

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

               NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
                     NATIONS TENNESSEE MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by Matt Kiselak. Mr. Kiselak is a Vice President and Fixed Income Portfolio Manager with over 8 years of investment experience. Mr. Kiselak joined NationsBank in 1992. He received his B.A. in economics from Pace University in New York.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.

PERFORMANCE REVIEW*

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Tennessee Intermediate Municipal Bond Fund Trust A Shares returned 15.22%.

NATIONS TENNESSEE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Tennessee Municipal Bond Fund Trust A Shares returned 21.52%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kiselak shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.

---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]


     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Tennessee decreased 8.5% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Tennessee Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  23.5%
Hospital..............................  13.3%
Insured...............................  11.8%
Other.................................  11.4%
Pollution Control Revenue/
  Industrial Development Revenue......  10.5%
Water Revenue.........................   9.0%
Pre-Refunded..........................   7.6%
Power/Utilities Revenue...............   6.6%
Housing Revenue.......................   6.3%

              TOP TEN HOLDINGS AS A % OF NET
                  ASSETS AS OF 11/30/95

 1. Memphis, Tennessee, Water Revenue, 5.900%
    01/01/04                                           8.9%
 2. Anderson County, Tennessee, Health and
    Educational Facilities Board, (Methodist Medical
    Center), 5.400% 07/01/04                           5.6
 3. McMinn County, Tennessee, Industrial Development
    Board, PCR, (Bowater Inc.), 6.850% 04/01/01        4.7
 4. Puerto Rico, Industrial, Tourist, Educational,
    Medical and Environmental Control Facilities
    Financing Authority, (Ryder Memorial Hospital
    Project), Series A, 6.400% 05/01/09                4.3
 5. Williamson County, Tennessee, Capital Outlay
    Notes, 5.700% 05/01/02                             4.2
 6. Metropolitan Government, Nashville and Davidson
    County, Tennessee, Refunding, GO, 5.250% 05/15/07  4.2
 7. Tennessee State, Local Development Revenue,
    Series A, 5.750% 03/01/11                          4.2
 8. Memphis, Tennessee, GO, Series A, Pre-Refunded
    6.800% 07/01/09                                    4.1
 9. Hamilton County, Tennessee, GO, 5.000% 07/01/01    3.7
10. Puerto Rico, Electric Power Authority Revenue,
    Series P, 6.750% 07/01/03                          3.6

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
      --------------------------------------

     YEAR ENDED       11.26%        15.00%
     11/30/95
                   -------------------------
     INCEPTION
     (04/02/93)        4.12%         5.42%
     THROUGH
     11/30/95
                   -------------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Tennessee
Intermediate Municipal Bond
Fund on April 2, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
04/02/93                $ 9,675                  $10,000

05/93                   $ 9,748                  $10,092

08/93                   $10,061                  $10,461

11/93                   $10,128                  $10,509

02/94                   $10,183                  $10,581

05/94                   $ 9,991                  $10,426

08/94                   $10,134                  $10,609

11/94                   $ 9,681                  $10,250

02/95                   $10,289                  $10,839

05/95                   $10,672                  $11,273

08/95                   $10,854                  $11,541

11/95                   $11,133                  $11,815

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Tennessee Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED     13.62%*        14.62%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)     12.97%         12.97%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Tennessee
Intermediate Municipal Bond
Fund on November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,947                  $ 9,854

02/95                   $10,563                  $10,421

05/95                   $10,947                  $10,838

08/95                   $11,124                  $11,096

11/95                   $11,301                  $11,359

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      10.65%         14.65%
     11/30/95
                  --------------------------
     INCEPTION
     (06/10/93)       3.88%          5.02%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Tennessee
Intermediate Municipal Bond
Fund on June 10, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/10/93                $10,000                  $10,000

08/93                   $10,273                  $10,365

11/93                   $10,332                  $10,413

02/94                   $10,380                  $10,485

05/94                   $10,175                  $10,330

08/94                   $10,313                  $10,512

11/94                   $ 9,844                  $10,156

02/95                   $10,455                  $10,740

05/95                   $10,835                  $11,171

08/95                   $11,012                  $11,436

11/95                   $10,987                  $11,707

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Tennessee Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED             15.22%
     11/30/95
                   ---------------------
     INCEPTION
     (04/13/93)              5.40%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Tennessee
Intermediate Municipal Bond
Fund on April 13, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
04/13/93                $10,000                  $10,000

05/93                   $10,011                  $10,092

08/93                   $10,337                  $10,461

11/93                   $10,409                  $10,509

02/94                   $10,470                  $10,581

05/94                   $10,276                  $10,426

08/94                   $10,429                  $10,609

11/94                   $ 9,968                  $10,250

02/95                   $10,599                  $10,839

05/95                   $10,998                  $11,273

08/95                   $11,192                  $11,541

11/95                   $11,485                  $11,815

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Tennessee Municipal Bond Fund

---------------------------------------------
   PORTFOLIO BREAKDOWN AS A % OF TOTAL
      INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  28.0%
General Obligation....................  26.8%
Pollution Control Revenue/
Industrial Development Revenue........  21.7%
Water Revenue.........................   9.3%
Hospital..............................   7.7%
Other.................................   6.5%

   TOP TEN HOLDINGS AS A % OF NET
       ASSETS AS OF 11/30/95

 1. Humphreys County, Tennessee, Industrial
    Development
    Board, Solid Waste Disposal Revenue, (du Pont
    (E.I.) deNemours & Company Project), AMT, 6.700%
    05/01/24                                           6.9%
 2. Knox County, Tennessee, Health, Educational and
    Housing Facilities Board, Hospital Facilities
    Revenue Refunding, (Sanders Alliance Project),
    (MBIA Insured), 7.250% 01/01/09                    4.7
 3. Puerto Rico Industrial, Tourist, Educational,
    Medical and Environmental Control, Facilities
    Financing Authority, (Ryder Memorial Hospital
    Project), Series A, 6.600% 05/01/14                4.0
 4. Knoxville, Tennessee, Electric Revenue, Series R,
    5.450% 07/01/08                                    4.0
 5. Metropolitan Government, Nashville and Davidson
    County, Tennessee, Water and Sewer Revenue, (FGIC
    Insured), 5.200% 01/01/13                          3.9
 6. Memphis, Tennessee, GO, 5.250% 03/01/12            3.9
 7. Tennessee State, GO, Series A, 7.000% 03/01/05     3.8
 8. Puerto Rico Public Building Authority, Guaranteed
    Public Education and Health Facilities Revenue
    Refunding, Series M, 5.500% 07/01/21               3.8
 9. Metropolitan Government, Nashville and Davidson
    County, Tennessee, Health and Education
    Facilities Board Revenue, (Meharry Medical
    College Project), (AMBAC Insured), 7.000%
    12/01/11                                           3.8
10. Memphis, Tennessee, Electric System Revenue
    Refunding, Pre-Refunded, 4.900% 01/01/11           3.8

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

    ----------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED       16.13%        21.28%
     11/30/95
                   -------------------------
     INCEPTION
     (11/02/93)        3.25%         5.43%
     THROUGH
     11/30/95
                   -------------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Tennessee
Municipal Bond Fund on
November 2, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/02/93                $ 9,575                  $10,000

11/93                   $ 9,534                  $ 9,890

02/94                   $ 9,618                  $ 9,951

05/94                   $ 9,261                  $ 9,616

08/94                   $ 9,395                  $ 9,765

11/94                   $ 8,811                  $ 9,099

02/95                   $ 9,747                  $10,106

05/95                   $10,165                  $10,605

08/95                   $10,256                  $10,641

11/95                   $10,687                  $11,196

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Tennessee Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      19.62%*          20.62%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      18.98%           18.98%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Tennessee
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,993                  $ 9,766

02/95                   $11,039                  $10,846

05/95                   $11,496                  $11,382

08/95                   $11,583                  $11,420

11/95                   $11,954                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      15.63%           20.63%
     11/30/95
                  --------------------------
     INCEPTION
     (10/21/93)       2.85%            4.20%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Tennessee
Municipal Bond Fund on
October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

11/93                   $ 9,839                  $ 9,890

02/94                   $ 9,911                  $ 9,951

05/94                   $ 9,529                  $ 9,616

08/94                   $ 9,654                  $ 9,765

11/94                   $ 9,042                  $ 9,099

02/95                   $ 9,989                  $10,106

05/95                   $10,402                  $10,605

08/95                   $10,481                  $10,641

11/95                   $10,611                  $11,196

---------------
Assumes the deduction of the maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Tennessee Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------

     YEAR ENDED             21.52%
     11/30/95
                      -------------------
     INCEPTION
     (03/02/94)              7.49%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Tennessee
Municipal Bond Fund on March
2, 1994 (inception). The
Lehman 20-Year Municipal
Bond Index is a performance
benchmark for the tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
03/02/94                $10,000                  $10,000

05/94                   $ 9,800                  $ 9,664

08/94                   $ 9,947                  $ 9,813

11/94                   $ 9,334                  $ 9,144

02/95                   $10,330                  $10,155

05/95                   $10,778                  $10,657

08/95                   $10,879                  $10,693

11/95                   $11,343                  $11,251

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                 NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
                       NATIONS TEXAS MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by Matt Kiselak. Mr. Kiselak is a Vice President and Fixed Income Portfolio Manager with over 8 years of investment experience. Mr. Kiselak joined NationsBank in 1992. He received his B.A. in economics from Pace University in New York.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.

PERFORMANCE REVIEW*

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Texas Intermediate Municipal Bond Fund Trust A Shares returned 13.83%.

NATIONS TEXAS MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Texas Municipal Bond Fund Trust A Shares returned 22.09%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kiselak shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS A LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Texas decreased 12.4% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward, to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Texas Intermediate Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  22.8%
Other.................................   8.2%
Pollution Control Revenue/
  Industrial Development Revenue......   6.9%
Education.............................  12.2%
Hospital..............................  11.9%
Insured...............................  18.3%
Pre-Refunded..........................  14.9%
Transportation........................   4.8%

            TOP TEN HOLDINGS AS A % OF NET
                ASSETS AS OF 11/30/95

 1. Arlington, Texas, Independent School District,
    GO, (PSFG Insured), 5.800% 02/15/02                6.9%
 2. Travis County, Texas, Limited Tax Revenue
    Refunding, Series A, (MBIA Insured), 5.750%
    03/01/06                                           5.1
 3. New Jersey State Turnpike Authority Refunding,
    Series C, 6.500% 01/01/09                          4.8
 4. Harris County, Texas, Municipal Utilities
    District, GO, 5.750% 10/01/03                      4.3
 5. Austin, Texas, GO, Series A, 8.875% 09/01/00       4.3
 6. Maricopa County, Arizona, Unified School District
    No. 69, (Paradise Valley Refunding Project), GO,
    (MBIA Insured), 6.350% 07/01/10                    3.7
 7. Tarrant County, Texas, Certificates of
    Obligation, Pre-refunded, 6.750% 07/15/07          3.6
 8. Garland, Texas, Independent School District, GO,
    (PSFG Insured), 5.500% 02/15/00                    3.6
 9. Alliance Airport Authority Inc., Texas, Special
    Facilities Revenue, (American Airlines Inc.
    Project), 7.000% 12/01/11                          3.5
10. Lower Colorado River Authority, Texas, Revenue
    Refunding, Series A, (AMBAC Insured), 6.400%
    01/01/01                                           3.5

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED       9.91%         13.60%
     11/30/95
                  -------------------------
     INCEPTION
     (02/04/93)       4.05%         5.28%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Texas
Intermediate Municipal Bond
Fund on February 4, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
02/04/93                $ 9,675                  $10,000

05/93                   $ 9,854                  $10,265

08/93                   $10,146                  $10,640

11/93                   $10,221                  $10,689

02/94                   $10,212                  $10,762

05/94                   $10,109                  $10,604

08/94                   $10,226                  $10,790

11/94                   $ 9,847                  $10,425

02/95                   $10,376                  $11,024

05/95                   $10,757                  $11,466

08/95                   $10,918                  $11,739

11/95                   $11,186                  $12,017

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Texas Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

     YEAR ENDED      12.27%*        13.27%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      12.37%         12.37%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Texas
Intermediate Municipal Bond
Fund on November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

02/95                   $10,539                  $10,421

05/95                   $10,917                  $10,838

08/95                   $11,072                  $11,096

11/95                   $11,236                  $11,359

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

     YEAR ENDED       9.27%         13.27%
     11/30/95
                  --------------------------
     INCEPTION
     (06/22/93)       3.45%         4.61%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Texas
Intermediate Municipal Bond
Fund on June 22, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/22/93                $10,000                  $10,000

08/93                   $10,195                  $10,179

11/93                   $10,261                  $10,226

02/94                   $10,244                  $10,296

05/94                   $10,132                  $10,145

08/94                   $10,241                  $10,323

11/94                   $ 9,854                  $ 9,974

02/95                   $10,376                  $10,547

05/95                   $10,749                  $10,970

08/95                   $10,902                  $11,230

11/95                   $10,862                  $11,497

---------------
Assumes the deduction of all maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Texas Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

    ------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------

     YEAR ENDED                13.83%
     11/30/95
                      ------------------
     INCEPTION
     (01/12/93)                6.01%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Texas
Intermediate Municipal Bond
Fund on January 12, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
01/12/93                $10,000                  $10,000

02/93                   $10,435                  $10,457

05/93                   $10,377                  $10,414

08/93                   $10,689                  $10,795

11/93                   $10,772                  $10,845

02/94                   $10,767                  $10,919

05/94                   $10,663                  $10,759

08/94                   $10,792                  $10,948

11/94                   $10,397                  $10,577

02/95                   $10,961                  $11,185

05/95                   $11,369                  $11,634

08/95                   $11,545                  $11,910

11/95                   $11,835                  $12,192

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Texas Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  28.0%
General Obligation....................  23.3%
Hospital..............................  17.4%
Pollution Control Revenue/
  Industrial Development Revenue......   8.9%
Education.............................   7.1%
Water Revenue.........................   3.8%
Power/Utilities Revenue...............   3.5%
Other.................................   8.0%

              TOP TEN HOLDINGS AS A % OF NET
                 ASSETS AS OF 11/30/95

 1. Irving, Texas, Independent School District,
    Capital Appreciation Refunding, GO,
    (PSFG Insured), Zero Coupon 02/15/02               6.4%
 2. Red River Authority, Texas, PCR, (Hoechst
    Celanese Corporation Project), AMT, 6.875%
    04/01/17                                           6.0
 3. Tarrant County, Texas, Health Facilities
    Development Corporation, Health System Revenue,
    (Harris Methodist Health System), 6.000% 09/01/10  6.0
 4. Sabine River Authority, Texas, PCR Refunding,
    (Texas Utilities Electric Company Project),
    Series B, (MBIA Insured), 5.850% 05/01/22          5.8
 5. Lucas County, Ohio, Hospital Revenue, (Flower
    Hospital Project), 6.125% 12/01/13                 5.7
 6. Lower Colorado River Authority, Texas, Revenue
    Refunding, Junior Lien, Fifth Supplemental
    Series, (MBIA Insured), 5.250% 01/01/15            5.6
 7. Dallas-Fort Worth, Texas, Regional Airport
    Revenue Refunding, Series A, (MBIA Insured),
    6.000% 11/01/09                                    4.5
 8. Sherman, Texas, Independent School District, GO,
    (PSFG Insured), 6.500% 02/15/20                    4.0
 9. Texas State, Water Development Board Revenue,
    State Revolving Fund, Senior Lien, 6.400%
    07/15/08                                           3.7
10. Guam Power Authority Revenue, Series A, 6.300%
    10/01/22                                           3.4

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED       16.67%          21.85%
     04/30/95
                   -------------------------
     INCEPTION
     (12/17/93)        1.96%           4.25%
     THROUGH
     11/30/95
                   -------------------------
                   Adjusted for    Not
                      maximum      adjusted
                   sales charge    for sales
                     of 4.25%      charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Texas
Municipal Bond Fund on
December 17, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
12/17/93                $ 9,575                  $10,000

02/94                   $ 9,408                  $ 9,825

05/94                   $ 9,023                  $ 9,494

08/94                   $ 9,172                  $ 9,641

11/94                   $ 8,523                  $ 8,984

02/95                   $ 9,376                  $ 9,978

05/95                   $ 9,857                  $10,471

08/95                   $ 9,943                  $10,506

11/95                   $10,386                  $11,054

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Texas Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED      20.15%*        21.15%
     11/30/95
                  -------------------------
     INCEPTION
     (11/03/94)      19.05%         19.05%
     THROUGH
     11/30/95
                  -------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Texas
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

11/94                   $ 9,957                  $ 9,766

02/95                   $10,938                  $10,846

05/95                   $11,483                  $11,382

08/95                   $11,565                  $11,420

11/95                   $11,962                  $12,016

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED      16.19%         21.19%
     11/30/95
                  -------------------------
     INCEPTION
     (10/21/93)       1.96%         3.30%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Texas
Municipal Bond Fund on
October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

11/93                   $ 9,818                  $ 9,890

02/94                   $ 9,796                  $ 9,951

05/94                   $ 9,382                  $ 9,616

08/94                   $ 9,524                  $ 9,765

11/94                   $ 8,838                  $ 9,099

02/95                   $ 9,709                  $10,106

05/95                   $10,193                  $10,605

08/95                   $10,267                  $10,641

11/95                   $10,419                  $11,196

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Texas Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
   -------------------------------------

     YEAR ENDED                22.09%
     11/30/95
                      ------------------
     INCEPTION
     (02/03/94)                 3.88%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Texas Municipal
Bond Fund on February 3,
1994 (inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
02/03/94                $10,000                  $10,000

05/94                   $ 9,285                  $ 9,376

08/94                   $ 9,443                  $ 9,521

11/94                   $ 8,779                  $ 8,872

02/95                   $ 9,662                  $ 9,854

05/95                   $10,163                  $10,341

08/95                   $10,257                  $10,375

11/95                   $10,719                  $10,917

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

               NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                      NATIONS VIRGINIA MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Funds are managed by John Kohl. Mr. Kohl joined NationsBank in 1994 and is a Senior Vice President and Fixed Income Portfolio Manager with 17 years of experience in the municipal bond industry. He holds a joint B.A. in Economics and North American Studies from McGill University in Montreal.

INVESTMENT OBJECTIVE:

     The Funds' investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

PERFORMANCE REVIEW*

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Virginia Intermediate Municipal Bond Fund Trust A Shares returned 14.39%.

NATIONS VIRGINIA MUNICIPAL BOND FUND

     For the one-year period ended November 30, 1995, Nations Virginia Municipal Bond Fund Trust A Shares returned 22.63%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kohl shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration that their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer groups extended their maturities and the Funds were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Funds began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances. Over the course of the year, issuance of new debt in Virginia decreased 14.8% over the previous year.*

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Funds will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Funds will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund

---------------------------------------------
    PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  42.5%
Other.................................   6.4%
Transportation........................   6.1%
Water Revenue.........................   7.7%
Pollution Control Revenue/
  Industrial Development Revenue......   2.3%
Education.............................   7.6%
Insured...............................  12.0%
Pre-Refunded..........................  15.4%

              TOP TEN HOLDINGS AS A % OF NET
                  ASSETS AS OF 11/30/95

 1. Chesapeake, Virginia, Revenue Refunding, 5.125%
    12/01/05                                           2.6%
 2. Virginia State Transportation Board Authority,
    Contract Revenue, Route 58, Series A, 5.500%
    05/15/09                                           2.2
 3. Newport News, Virginia, Public Improvement,
    Series B, 5.200% 11/01/04                          2.1
 4. Virginia State, Public School Authority Revenue,
    5.000% 01/01/04                                    2.0
 5. Henrico County, Virginia, Public Improvement
    Authority, Refunding, 4.600% 01/15/01              2.0
 6. Southeastern Public Service Authority, Virginia,
    (MBIA Insured), Series A, 5.100% 07/01/08          2.0
 7. Virginia State, Public School Authority Revenue,
    5.750% 01/01/00                                    1.8
 8. Hampton Roads Sanitation District, Virginia,
    Sewer Revenue Refunding, 4.400% 10/01/01           1.8
 9. Augusta County, Virginia, Industrial Development
    Authority, Pre-refunded, 7.000% 09/01/21           1.6
10. Fairfax County, Virginia, Public Improvement, GO,
    Series A, Pre-refunded, 6.250% 04/01/07            1.5

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED         10.45%          14.16%
     11/30/95
                     -------------------------
     FIVE YEARS          6.07%           6.77%
     ENDED 11/30/95
                     -------------------------
     INCEPTION
     (12/05/89)          6.31%           6.89%
     THROUGH
     11/30/95
                     -------------------------
                     Adjusted for    Not
                     maximum         adjusted
                     sales charge    for sales
                     of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Virginia
Intermediate Municipal Bond
Fund on December 5, 1989
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/05/89                $ 9,675                  $10,000

12/89                   $ 9,702                  $10,106

03/90                   $ 9,819                  $10,150

06/90                   $ 9,984                  $10,382

09/90                   $10,066                  $10,453

12/90                   $10,435                  $10,853

03/91                   $10,642                  $11,111

06/91                   $10,794                  $11,303

09/91                   $11,092                  $11,732

12/91                   $11,443                  $12,119

03/92                   $11,430                  $12,109

06/92                   $11,791                  $12,538

09/92                   $12,049                  $12,882

12/92                   $12,227                  $13,093

03/93                   $12,570                  $13,512

06/93                   $12,946                  $13,887

09/93                   $13,310                  $14,289

12/93                   $13,439                  $14,462

03/94                   $12,887                  $13,916

06/94                   $12,974                  $14,062

09/94                   $12,998                  $14,197

12/94                   $12,839                  $14,060

03/95                   $13,505                  $14,799

06/95                   $13,859                  $15,220

09/95                   $14,152                  $15,655

11/95                   $14,420                  $15,965

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      12.82%*        13.82%
     11/30/95
                  --------------------------
     INCEPTION
     (06/17/92)       5.71%          5.71%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Virginia
Intermediate Municipal Bond
Fund on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/17/92                $10,000                  $10,000

06/92                   $10,059                  $

09/92                   $10,264                  $10,192

12/92                   $10,399                  $10,358

03/93                   $10,666                  $10,919

06/93                   $10,978                  $10,875

09/93                   $11,270                  $11,272

12/93                   $11,361                  $11,325

03/94                   $10,879                  $11,402

06/94                   $10,944                  $11,234

09/94                   $10,955                  $11,432

12/94                   $10,813                  $11,045

03/95                   $11,366                  $11,680

06/95                   $11,655                  $12,148

09/95                   $11,893                  $12,437

11/95                   $12,112                  $12,732

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     YEAR ENDED      9.82%         13.82%
     11/30/95
                  --------------------------
     INCEPTION
     (06/07/93)       3.58%         4.72%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Virginia
Intermediate Municipal Bond
Fund on June 7, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
06/07/93                $10,000                  $10,000

06/93                   $10,143                  $

09/93                   $10,419                  $10,365

12/93                   $10,509                  $10,413

03/94                   $10,069                  $10,485

06/94                   $10,130                  $10,330

09/94                   $10,140                  $10,512

12/94                   $10,009                  $10,156

03/95                   $10,521                  $10,740

06/95                   $10,788                  $11,171

09/95                   $11,009                  $11,436

11/95                   $10,911                  $11,707

---------------
Assumes the deduction of the maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURN
----------------------------------------

     YEAR ENDED             14.39%
     11/30/95
                     -------------------
     FIVE YEARS              6.90%
     ENDED 11/30/95
                     -------------------
     INCEPTION
     (09/20/89)              7.01%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Virginia
Intermediate Municipal Bond
Fund on September 20, 1989
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
09/20/89                $10,000                  $10,000

09/89                   $10,000

12/89                   $10,175                  $10,358

03/90                   $10,296                  $10,403

06/90                   $10,470                  $10,641

09/90                   $10,556                  $10,713

12/90                   $10,942                  $11,124

03/91                   $11,160                  $11,389

06/91                   $11,319                  $11,585

09/91                   $11,632                  $12,025

12/91                   $11,999                  $12,421

03/92                   $11,986                  $12,411

06/92                   $12,367                  $12,851

09/92                   $12,643                  $13,203

12/92                   $12,834                  $13,419

03/93                   $13,187                  $13,849

06/93                   $13,599                  $14,233

09/93                   $13,987                  $14,646

12/93                   $14,127                  $14,822

03/94                   $13,553                  $14,263

06/94                   $13,651                  $14,413

09/94                   $13,681                  $14,551

12/94                   $13,521

03/95                   $14,229                  $15,169

06/95                   $14,610                  $15,600

09/95                   $14,927                  $16,045

11/95                   $15,214                  $16,363

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Virginia Municipal Bond Fund

---------------------------------------------
     PORTFOLIO BREAKDOWN AS A % OF TOTAL
    INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Hospital..............................  16.7%
Insured...............................  16.6%
General Obligation....................  16.3%
Pollution Control Revenue/
 Industrial Development Revenue.......  14.2%
Water Revenue.........................  11.2%
Education.............................   8.3%
Housing Revenue.......................   4.3%
Cash and Cash-Equivalents.............   4.8%
Other.................................   7.6%

       TOP TEN HOLDINGS AS A % OF NET
           ASSETS AS OF 11/30/95

 1. Prince William County, Virginia, Industrial
    Development Authority, Hospital Revenue Refunding,
    (Prince William Hospital), 5.625% 04/01/12          6.2%
 2. Fairfax County, Virginia, Sewer Revenue
    Refunding, (AMBAC Insured), 5.500% 11/15/13         4.9
 3. Augusta County, Virginia, Industrial Development
    Authority, Hospital Revenue Refunding, (Augusta
    Hospital Corporation), (AMBAC Insured), 5.500%
    09/01/15                                            4.8
 4. Rivanna, Virginia, Regional Water and Sewer
    Authority, Regional Water and Sewer Systems
    Revenue Refunding, 6.450% 10/01/12                  4.8
 5. Richmond, Virginia, Metropolitan Expressway
    Authority, Revenue Refunding, Series B, (FGIC
    Insured), 6.250% 07/15/22                           4.1
 6. West Point, Virginia, Industrial Development
    Authority, Solid Waste Disposal Revenue, AMT,
    (Chesapeake Corporation Project), Series A,
    6.375% 03/01/19                                     3.9
 7. Giles County, Virginia, Industrial Development
    Authority, Revenue Exempt Facilities, (Hoechst
    Celanese Corporation Project), AMT, 5.950%
    12/01/25                                            3.9
 8. Virginia State, Resource Authority, Sewer Systems
    Revenue, (Hopewell Regional Wastewater Facility),
    Series A, AMT, 6.000% 10/01/15                      3.7
 9. James City County, Virginia, Public Improvement,
    GO, (FGIC Insured), 5.250% 12/15/14                 3.3
10. Virginia State, Public School Authority Revenue,
    Series A, 6.125% 08/01/11                           3.3

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED      17.19%         22.39%
     11/30/95
                  -------------------------
     INCEPTION
     (11/08/93)       2.17%          4.34%
     THROUGH
     11/30/95
                  -------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 4.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Virginia
Municipal Bond Fund on
November 8, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/08/93                $ 9,575                  $10,000

12/93                   $ 9,773                  $ 9,890

03/94                   $ 8,948                  $ 9,951

06/94                   $ 8,968                  $ 9,616

09/94                   $ 8,977                  $ 9,765

12/94                   $ 8,841                  $ 9,099

03/95                   $ 9,561                  $10,106

06/94                   $ 9,783                  $10,605

09/95                   $10,064                  $10,641

11/95                   $10,452                  $11,196

---------------
Assumes the deduction of maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      20.71%*        21.71%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      19.31%         19.31%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge


The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Virginia
Municipal Bond Fund on
November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 20-Year
Municipal Bond Index is a
performance benchmark for
the tax-exempt bond market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

12/94                   $10,279                  $ 9,766

03/95                   $11,101                  $10,846

06/95                   $11,343                  $11,382

09/95                   $11,652                  $11,420

11/95                   $11,990                  $12,016

Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      16.72%         21.72%
     11/30/95
                  --------------------------
     INCEPTION
     (10/21/93)       1.61%          2.94%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge


The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Virginia
Municipal Bond Fund on
October 21, 1993
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
10/21/93                $10,000                  $10,000

12/93                   $10,047                  $ 9,890

03/94                   $ 9,185                  $ 9,951

06/94                   $ 9,193                  $ 9,616

09/94                   $ 9,189                  $ 9,765

12/94                   $ 9,038                  $ 9,099

03/95                   $ 9,761                  $10,106

06/95                   $ 9,974                  $10,605

09/95                   $10,246                  $10,641

11/95                   $10,342                  $11,196

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------

     YEAR ENDED              22.63%
     11/30/95
                       ------------------
     INCEPTION
     (01/11/94)               3.58%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Virginia
Municipal Bond Fund on
January 11, 1994
(inception). The Lehman
20-Year Municipal Bond Index
is a performance benchmark
for the tax-exempt bond
market.

                  Growth of Investment
                   with Distributions         Lehman 20-Year
Date                   Reinvested          Municipal Bond Index
01/11/94                $10,000                  $10,000

03/94                   $ 9,118                  $ 9,825

06/94                   $ 9,143                  $ 9,494

09/94                   $ 9,156                  $ 9,641

12/94                   $ 9,023                  $ 8,984

03/95                   $ 9,762                  $ 9,978

06/95                   $ 9,994                  $10,471

09/95                   $10,286                  $10,506

11/95                   $10,686                  $11,054

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by Matt Kiselak. Mr. Kiselak is a Vice President and Fixed Income Portfolio Manager with over 8 years of investment experience. Mr. Kiselak joined NationsBank in 1992. He received his B.A. in economics from Pace University in New York.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Short-Term Municipal Income Fund Trust A Shares returned 8.16%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kiselak shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     In 1995, the Fund acquired bonds with relatively higher coupons. These higher coupon bonds consisted of high grade (Aaa/AAA or Aa/AA) general obligation and insured premium bonds, and lower quality (Baa/BBB) hospital and corporate-backed par bonds. This credit barbell approach enhanced performance. To take advantage of declining interest rates, the Fund's weighted average maturity was maintained at the maximum allowed by prospectus (three years) for most of the year. The Lipper Short Municipal Debt universe** includes many funds that may extend their weighted average maturities to five years.

HOW DOES THE BARBELL STRATEGY WORK?
     A credit barbell is the combination of the highest and lowest quality securities as reflected by ratings and sectors. The high coupon, high grade bonds purchased contributed to the Fund's performance by adding income during the year and appreciating in line with the market as rates declined. These bonds also provided a high degree of liquidity and, therefore, limited the Fund's need for high levels of cash equivalents. The lower quality bonds performed strongly as credit spreads contracted, a result of improving credit conditions.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN GENERAL FOR 1996?
     I believe that the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Fund will reflect certain maturity segments of the yield curve, based on its average maturity characteristics. Therefore, the outlook for the Fund will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

 * The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

** Source: Lipper Analytical Services, Inc., an independent mutual fund performance monitor.

NATIONS FUND TRUST
Nations Short-Term Municipal Income Fund

---------------------------------------------
    PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

General Obligation....................  26.9%
Power/Utilities Revenue...............   9.4%
Other.................................   6.7%
Transportation........................   9.0%
Education.............................   7.1%
Hospital..............................   6.9%
Insured...............................  24.7%
Pre-Refunded..........................   9.3%

         TOP TEN HOLDINGS AS A % OF NET
              ASSETS AS OF 11/30/95

 1. Jefferson County, Alabama, Board of Education,
    Warrant Anticipation Notes, 4.900% 12/01/95        3.8%
 2. Norfolk, Virginia, GO, Pre-refunded, 6.600%
    06/01/00                                           3.2
 3. North Slope Borough, Alaska, GO, Series B, (CGIC
    Insured), 6.100% 06/30/99                          3.2
 4. University of California, Hospital Revenues,
    Refunding, (UCLA Medical Center), (MBIA Insured),
    8.000% 12/01/97                                    3.2
 5. Louisiana State, Refunding, GO, Series A,
    (MBIA/IBC Insured), 6.600% 08/01/97                3.2
 6. Arizona State Transportation Board, Excise Tax
    Revenue, (Maricopa County Regional Area Road
    Fund), 7.200% 07/01/97                             3.2
 7. Washoe County, Nevada, Airport Authority, Airport
    System Improvement Revenue, Series A, 5.100%
    07/01/99                                           3.1
 8. Philadelphia, Pennsylvania, Water and Wastewater
    Revenue, 4.500% 06/15/97                           3.1
 9. Detroit, Michigan, GO, 5.375% 05/01/96             3.1
10. New Mexico Mortgage Finance Authority,
    Single-family Mortgage Purchase Refunding, Series
    A-1, 5.900% 07/01/99                               3.0

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN
------------------------------------------

     YEAR ENDED       6.33%         7.95%
     11/30/95
                  ------------------------
     INCEPTION
     (11/02/93)       3.48%         4.23%
     THROUGH
     11/30/95
                  ------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  sales charge    for sales
                  of 1.50%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Short-Term
Municipal Income Fund on
November 2, 1993
(inception). The Lehman
3-Year Municipal Bond Index
is a performance benchmark
comprised of 8,000 actual
bonds.

                  Growth of Investment
                   with Distributions         Lehman 3-Year
Date                   Reinvested          Municipal Bond Index
11/02/93                $ 9,850                  $10,000

12/93                   $ 9,954                  $ 9,986

03/94                   $ 9,860                  $10,078

06/94                   $ 9,917                  $10,063

09/94                   $10,001                  $10,185

12/94                   $ 9,981                  $10,117

03/95                   $10,266                  $10,353

06/95                   $10,480                  $10,641

09/95                   $10,609                  $10,864

11/95                   $10,736                  $11,017

---------------
Assumes the deduction of the maximum sales charge of 1.50% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Short-Term Municipal Income Fund

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95

    ------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------

     YEAR ENDED              7.95%
     11/30/95
                      ------------------
     INCEPTION
     (05/19/94)              5.43%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Short-Term
Municipal Income Fund on May
19, 1994 (inception). The
Lehman 3-Year Municipal Bond
Index is a performance
benchmark comprised of 8,000
actual bonds.

                  Growth of Investment
                   with Distributions         Lehman 3-Year
Date                   Reinvested          Municipal Bond Index
05/19/94                $10,000                  $10,000

06/94                   $10,017

09/94                   $10,101                  $10,122

12/94                   $10,082                  $10,054

03/95                   $10,373                  $10,288

06/95                   $10,588                  $10,575

09/95                   $10,717                  $10,796

11/95                   $10,844                  $10,948


Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95

    -------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------

     YEAR ENDED                7.78%
     11/30/95
                      -------------------
     INCEPTION
     (10/12/93)                3.92%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Short-Term
Municipal Bond Fund on
October 12, 1993
(inception). The Lehman
3-Year Municipal Bond Index
is a performance benchmark
comprised of 8,000 actual
bonds.

                  Growth of Investment
                   with Distributions         Lehman 3-Year
Date                   Reinvested          Municipal Bond Index
10/12/93                $10,000                  $10,000

12/93                   $10,095                  $10,008

03/94                   $ 9,995                  $10,100

06/94                   $10,049                  $10,084

09/94                   $10,130                  $10,207

12/94                   $10,106                  $10,138

03/95                   $10,391                  $10,375

06/95                   $10,603                  $10,664

09/95                   $10,730                  $10,887

11/95                   $10,855                  $11,040


Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Short-Term Municipal Income Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------

     YEAR ENDED                8.16%
     11/30/95
                      -------------------
     INCEPTION
     (10/07/93)                4.27%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Short-Term
Municipal Income Fund on
October 7, 1993 (inception).
The Lehman 3-Year Municipal
Bond Index is a performance
benchmark comprised of 8,000
actual bonds.

                  Growth of Investment
                   with Distributions         Lehman 3-Year
Date                   Reinvested          Municipal Bond Index
10/07/93                $10,000                  $10,000

12/93                   $10,107                  $10,008

03/94                   $10,014                  $10,100

06/94                   $10,076                  $10,084

09/94                   $10,168                  $10,207

12/94                   $10,153                  $10,138

03/95                   $10,448                  $10,375

06/95                   $10,671                  $10,664

09/95                   $10,808                  $10,887

11/95                   $10,940                  $11,040

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by John Kohl. Mr. Kohl joined NationsBank in 1994 and is a Senior Vice President and Fixed Income Portfolio Manager with 17 years of experience in the municipal bond industry. He holds a joint B.A. in Economics and North American Studies from McGill University in Montreal.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek higher than money market yields.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Intermediate Municipal Bond Fund Trust A Shares returned 15.60%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Kohl shares his views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Fund's peer group extended its maturities and the Fund was no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Fund began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                     [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances.

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe that the market will continue to react to discussions about tax reform. It is likely to keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Fund will reflect certain maturity segments of the yield curve, based on its average maturity characteristics. Therefore, the outlook for the Fund will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

* Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Intermediate Municipal Bond Fund

---------------------------------------------
   PORTFOLIO BREAKDOWN AS A % OF TOTAL
      INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Insured...............................  22.4%
Pollution Control Revenue/
Industrial Development Revenue........  11.6%
General Obligation....................  17.4%
Other.................................   8.4%
Hospital..............................  11.0%
Education.............................   6.6%
Housing Revenue.......................   6.4%
Pre-Refunded..........................   9.0%
Power/Utilities Revenue...............   7.2%


          TOP TEN HOLDINGS AS A % OF NET
              ASSETS AS OF 11/30/95

 1. Alaska State Student Loan, Corporation, Student
    Loan Revenue, Series A, 5.250% 07/01/03            4.3%
 2. Duval County, Florida, Housing Finance Authority
    Refunding, (Greentree Place Project), 6.750%
    04/01/25                                           3.6
 3. Chicago, Illinois, Gas Supply Revenue, 6.875%
    03/01/15                                           3.5
 4. Washington Suburban Sanitation District
    Authority, Maryland, Water Supply Revenue, GO,
    4.900% 12/01/05                                    3.3
 5. San Diego County, California, Regional
    Transportation Commission Sales Tax Revenue,
    Series A, 6.000% 04/01/08                          3.2
 6. Maine State, Municipal Board Refunding, Series A,
    4.900% 11/01/02                                    3.1
 7. Prince William County, Virginia, GO, Series C,
    5.000% 08/01/06                                    3.0
 8. District of Columbia, GO, Series C, Pre-refunded,
    (AMBAC Insured) 7.600% 06/01/01                    2.9
 9. Geisinger Authority, Pennsylvania, Health Systems
    Revenue, Series A, 6.000% 07/01/01                 2.8
10. Maryland State Transportation Authority Special
    Obligation Revenue, (Baltimore/Washington D.C.
    International Airport Project), Series A, AMT,
    (FGIC Insured), 6.400% 07/01/19                    2.7

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95

    ----------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED    11.63%          15.38%
     11/30/95
                   -------------------------
     INCEPTION
     (08/17/93)     3.42%           4.93%
     THROUGH
     11/30/95
                   -------------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 3.25%        charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations
Intermediate Municipal Bond
Fund on August 17, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
08/17/93                $ 9,675                  $10,000

09/93                   $ 9,857                  $10,109

12/93                   $ 9,979                  $10,231

03/94                   $ 9,571                  $ 9,845

06/94                   $ 9,620                  $ 9,948

09/94                   $ 9,657                  $10,044

12/94                   $ 9,502                  $ 9,947

03/95                   $10,067                  $10,470

06/95                   $10,311                  $10,768

09/95                   $10,570                  $11,075

11/95                   $10,800                  $11,294

---------------
Assumes the deduction of the maximum sales charge of 3.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      13.96%*          14.96%
     11/30/95
                  --------------------------
     INCEPTION
     (11/03/94)      12.95%           12.95%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                  maximum         adjusted
                  contingent      for
                  deferred        contingent
                  sales charge    deferred
                  of 1.00%        sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations
Intermediate Municipal Bond
Fund on November 3, 1994
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman 7-Year
Municipal Bond Index is a
performance benchmark for
the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
11/03/94                $10,000                  $10,000

12/94                   $10,063                  $ 9,854

03/95                   $10,655                  $10,421

06/95                   $10,903                  $10,838

09/95                   $11,162                  $11,096

11/95                   $11,299                  $11,359

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
     ----------------------------------------

     YEAR ENDED       11.02%        15.02%
     11/30/95
                   --------------------------
     INCEPTION
     (12/02/93)        3.10%         4.54%
     THROUGH
     11/30/95
                   --------------------------
                   *Adjusted for   Not
                   maximum         adjusted
                   applicable      for
                   contingent      contingent
                   deferred        deferred
                   sales charge    sales
                                   charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations
Intermediate Municipal Bond
Fund on December 2, 1993
(inception). The Lehman
7-Year Municipal Bond Index
is a performance benchmark
for the intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
12/02/93                $10,000                  $10,000

12/93                   $10,150

03/94                   $ 9,730                  $10,068

06/94                   $ 9,776                  $ 9,920

09/94                   $ 9,806                  $10,095

12/94                   $ 9,641                  $ 9,753

03/95                   $10,207                  $10,314

06/95                   $10,447                  $10,727

09/95                   $10,700                  $10,982

11/95                   $10,627                  $11,242

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

    ---------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------

     YEAR ENDED                15.60%
     11/30/95
                      ---------------------
     INCEPTION
     (07/30/93)                 5.54%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Intermediate
Municipal Bond Fund on July
30, 1993 (inception). The
Lehman 7-Year Municipal Bond
Index is a performance
benchmark for the
intermediate-term,
investment grade tax-exempt
bond market.

                  Growth of Investment
                   with Distributions         Lehman 7-Year
Date                   Reinvested          Municipal Bond Index
07/30/93                $10,000                  $10,000

09/93                   $10,304                  $10,289

12/93                   $10,435                  $10,413

03/94                   $10,015                  $10,020

06/94                   $10,076                  $10,126

09/94                   $10,119                  $10,223

12/94                   $ 9,961                  $10,124

03/95                   $10,559                  $10,656

06/95                   $10,821                  $10,959

09/95                   $11,092                  $11,272

11/95                   $11,342                  $11,495

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                         NATIONS MUNICIPAL INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER:

     The Fund is managed by Michele Poirier. Ms. Poirier joined NationsBank in 1990 and is a Vice President and Fixed Income Manager with 21 years of experience in the municipal bond industry. She earned a B.B.A. at Georgia State University in Atlanta.

INVESTMENT OBJECTIVE:

     The Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes.

PERFORMANCE REVIEW*

     For the one-year period ended November 30, 1995, Nations Municipal Income Fund Trust A Shares returned 21.55%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Poirier shares her views on financial market conditions and Fund performance for the fiscal year ended November 30, 1995.

HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS?
     Nineteen hundred ninety-five will be remembered as a period of declining interest rates. However, not many forecasters called for rates to fall to the extent they did. The yields on intermediate- and longer-term municipal bonds did not decline to the same extent as taxable corporate debt or U.S. Treasury bonds of comparable maturities. Much of this was due to concern about pending legislation in regard to tax reform, specifically, the prospects for a flat tax.

     Throughout the year, it was possible to obtain greater returns from extending municipal bond maturities than in extending U.S. Treasury maturities. This is because the risk premium for longer municipal bonds was maintained throughout the year. This was primarily due to the fear of tax reform, both in terms of the discussions of flat tax proposals, as well as discussions about lowering tax rates across the board.

WHAT DROVE FUND PERFORMANCE OVER THE PAST 12 MONTHS?
     From a broad-based perspective, it was duration, which is a measure of the sensitivity of a bond's price to changes in interest rates. The intermediate- and long-term portfolios were longer in duration than their respective peer groups going into the year, which provided the Funds with an advantage. On the expectation of lower interest rates, going into the year the intermediate- and long-term portfolios were positioned with longer durations than their targets and respective peer groups. This provided the Funds with a performance advantage when the bond market began to rally and interest rates fell. However, during the second half of the year, the Funds' peer group extended their maturities and we were no longer markedly different in duration.

     During the second half of the year, credit took on greater significance. The Fund began to initiate and acquire positions in lower-rated issues, BBB-rated hospital and corporate-backed debt in particular. Gains from those sectors, which resulted from the yield differential between BBB and AAA-rated bonds, continued to help performance through the second half of the fiscal year.
---------------

* The performance shown includes the effect of fee waivers by the investment adviser and/or the administrator(s). Such fee waivers have the effect of increasing total return.

  THE SUPPLY OF "NEW ISSUE" MUNICIPAL DEBT IS AN IMPORTANT FACTOR IN THE MUNICIPAL BOND MARKET. HOW WOULD YOU DESCRIBE SUPPLY CHARACTERISTICS OVER THE COURSE OF THE YEAR?
     New issue supply in 1995 was slightly below the relatively low levels of issuance seen in 1994. The following chart shows historical municipal bond issuance in millions ($) on a yearly basis.*

                                    [CHART]

     While new issue supply was only slightly less in 1995 than the previous year, one can see that new issue supply was dramatically lower in 1995 and 1994 than the record high of $277 billion set in 1993, when interest rates reached their lowest levels in decades. In 1993, state and local governments took advantage of low rates by issuing new debt and refunding much of their higher rate debt that had been issued in prior years -- thus the high level of new issuance in 1993.

IS LOWER NEW ISSUANCE A POSITIVE FACTOR FOR THE MARKET?
     In general, restricted supply or low new issue volume should help municipal bond prices appreciate due to scarcity value. However, the talk of tax reform will likely lead investors to be less willing to purchase municipal bonds. Limited supply has been the good news in the market; it has helped maintain the value of outstanding bonds. However, the unknown factor is tax reform.

HOW WOULD YOU DESCRIBE CURRENT SUPPLY?
     Current supply is manageable given the decreased demand from individual investors. However, some states have had, and will continue to have, temporary supply and demand imbalances.

WHAT WERE THE GREATEST CHALLENGES YOU FACED OVER THE PAST YEAR?
     The challenge in 1995 was acquiring bonds with the most attractive structures, such as coupon rates and call features at the proper valuations. And since new issues tend to have the most attractive structures, lower new issuance limited portfolio restructuring.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET IN 1996?
     I believe the market will continue to react to discussions about tax reform which will likely keep the municipal yield curve somewhat more positively sloped than in the absence of these discussions.

     By nature, the Fund will reflect certain maturity segments of the yield curve, based on their average maturity characteristics. Therefore, the outlook for the Fund will go hand-in-hand with the outlook for that maturity segment of the market. The dominant force in any bond market is the direction of interest rates. I believe that the trend toward rates being lower year-over-year will continue. Therefore, it is very important as we go forward to be careful in managing duration. In addition, credit spreads across the board are narrow and likely to remain so because supply will remain low in the near-term environment.
---------------

*Source: Securities Data Corp.

NATIONS FUND TRUST
Nations Municipal Income Fund

---------------------------------------------
    PORTFOLIO BREAKDOWN AS A % OF TOTAL
   INVESTMENTS AS OF 11/30/95 (UNAUDITED)
---------------------------------------------

Pollution Control Revenue/
  Industrial Development Revenue......  38.7%
Hospital..............................  14.8%
Insured...............................  19.5%
General Obligation....................   9.1%
Other.................................   5.5%
Power/Utilities Revenue...............   3.7%
Housing Revenue.......................   8.7%

          TOP TEN HOLDINGS AS A % OF NET
              ASSETS AS OF 11/30/95

 1. Alliance Airport Authority Inc., Texas, Special
    Facilities Revenue, (American Airlines Inc.
    Project), 7.000% 12/01/11                          4.2%
 2. Connecticut State, Series B, GO, 5.375% 10/01/11   3.4
 3. Butler County, Alabama, Industrial Development
    Board, Solid Waste Disposal Revenue, (James River
    Corporation Project), 8.000% 09/01/28              2.9
 4. White County, Georgia, Industrial Development
    Authority Revenue Refunding, (Clark-Schwebel
    Fiber Glass Company Project), 6.850% 06/01/10      2.7
 5. Washington State, Public Power Supply Systems
    Revenue Refunding, Series B, (Systems Nuclear
    Project No. 3), (FSA Insured), 5.400% 07/01/05     2.7
 6. Illinois Health Facilities Authority Revenue,
    (OSF Healthcare System), 6.000% 11/15/10           2.6
 7. Michigan State Job Development Authority, PCR,
    (General Motors Corporation), 5.550% 04/01/09      2.5
 8. Union County, Georgia, Housing Authority,
    Multi-family Revenue Refunding, (Hidden Lake
    Apartments), (FHA/FNMA Insured), Series A, 7.125%
    12/01/25                                           2.5
 9. South Broward, Florida, Hospital District Revenue
    Refunding, 5.500% 05/01/28                         2.4
10. Savannah, Georgia, Hospital Authority, Revenue
    Refunding and Improvement, (Candler Hospital
    Project), 7.000% 01/01/23                          2.4

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

     YEAR ENDED      16.16%         21.31%
     11/30/95
                  --------------------------
     INCEPTION
     (02/01/91)       7.50%          8.47%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for     Not
                  maximum          adjusted
                  sales charge     for sales
                  of 4.25%         charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Municipal
Income Fund on February 1,
1991 (inception). The Lehman
Municipal Bond Index is a
weighted composite which is
comprised of more than
15,000 bonds issued within
the last 5 years.

                  Growth of Investment
                   with Distributions           Lehman
Date                   Reinvested         Municipal Bond Index
02/01/91                $ 9,575                 $10,000

03/91                   $ 9,653                 $10,090

06/91                   $ 9,794                 $10,306

09/91                   $10,204                 $10,707

12/91                   $10,613                 $11,065

03/92                   $10,580                 $11,099

06/92                   $11,008                 $11,519

09/92                   $11,260                 $11,826

12/92                   $11,485                 $12,041

03/93                   $11,948                 $12,488

06/93                   $12,422                 $12,897

09/93                   $12,903                 $13,333

12/93                   $13,018                 $13,520

03/94                   $12,153                 $12,778

06/94                   $12,254                 $12,918

09/94                   $12,261                 $13,007

12/94                   $12,026                 $12,821

03/95                   $12,983                 $13,727

06/95                   $13,310                 $14,058

09/95                   $13,703                 $14,462

11/95                   $14,179                 $14,916

---------------
Assumes the deduction of the maximum sales charge of 4.25% and the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUND TRUST
Nations Municipal Income Fund

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 11/30/95
--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURN
     ---------------------------------------

     YEAR ENDED      19.65%*        20.65%
     11/30/95
                  --------------------------
     INCEPTION
     (06/17/92)       7.23%          7.23%
     THROUGH
     11/30/95
                  --------------------------
                  *Adjusted for   Not
                   maximum        adjusted
                   contingent     for
                   deferred       contingent
                   sales charge   deferred
                   of 1.00%       sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor C
Shares of Nations Municipal
Income Fund on June 17, 1992
(inception). Investor C
Shares that are redeemed
within one year of purchase
are subject to a 1.00%
contingent deferred sales
charge. The Lehman Municipal
Bond Index is a weighted
composite which is comprised
of more than 15,000 bonds
issued within the last 5
years.

                  Growth of Investment
                   with Distributions             Lehman
Date                   Reinvested          Municipal Bond Index
06/17/92                $10,000                  $10,000

06/92                   $10,078

09/92                   $10,292                  $10,266

12/92                   $10,482                  $10,453

03/93                   $10,889                  $10,841

06/93                   $11,304                  $11,196

09/93                   $11,723                  $11,575

12/93                   $11,809                  $11,737

03/94                   $11,009                  $11,093

06/94                   $11,085                  $11,215

09/94                   $11,076                  $11,292

12/94                   $10,849                  $11,130

03/95                   $11,696                  $11,917

06/95                   $11,974                  $12,204

09/95                   $12,311                  $12,555

11/95                   $12,727                  $12,949

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------

     YEAR ENDED      15.65%         20.65%
     11/30/95
                  --------------------------
     INCEPTION
     (06/07/93)       4.39%          5.51%
     THROUGH
     11/30/95
                  --------------------------
                  Adjusted for    Not
                  maximum         adjusted
                  applicable      for
                  contingent      contingent
                  deferred        deferred
                  sales charge    sales
                                  charge

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor N
Shares of Nations Municipal
Income Fund on June 7, 1993
(inception). The Lehman
Municipal Bond Index is a
weighted composite which is
comprised of more than
15,000 bonds issued within
the last 5 years.

                  Growth of Investment
                   with Distributions            Lehman
Date                   Reinvested          Municipal Bond Index
06/07/93                $10,000                  $10,000

06/93                   $10,146                  $10,167

09/93                   $10,522                  $10,511

12/93                   $10,600                  $10,658

03/94                   $ 9,881                  $10,073

06/94                   $ 9,949                  $10,184

09/94                   $ 9,941                  $10,254

12/94                   $ 9,737                  $10,108

03/95                   $10,498                  $10,622

06/95                   $10,747                  $11,083

09/95                   $11,050                  $11,401

11/95                   $11,125                  $11,759

---------------
Assumes the deduction of maximum applicable contingent deferred sales charge and the reinvestment of all distributions

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Municipal Income Fund

--------------------------------------------------------------------------------
             PERFORMANCE COMPARISON - TRUST A SHARES AS OF 11/30/95
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------

     YEAR ENDED                21.55%
     11/30/95
                      ------------------
     INCEPTION
     (02/01/91)                 8.61%
     THROUGH
     11/30/95

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Trust A Shares
of Nations Municipal Income
Fund on February 1, 1991
(inception). The Lehman
Municipal Bond Index is a
weighted composite which is
comprised of more than
15,000 bonds issued within
the last 5 years.

                  Growth of Investment
                   with Distributions             Lehman
Date                   Reinvested          Municipal Bond Index
02/01/91                $10,000                  $10,000

03/91                   $10,081                  $10,090

06/91                   $10,229                  $10,306

09/91                   $10,657                  $10,709

12/91                   $11,084                  $11,065

03/92                   $11,050                  $11,099

06/92                   $11,500                  $11,519

09/92                   $11,766                  $11,826

12/92                   $12,006                  $12,041

03/93                   $12,484                  $12,488

06/93                   $12,996                  $12,897

09/93                   $13,503                  $13,333

12/93                   $13,629                  $13,520

03/94                   $12,729                  $12,778

06/94                   $12,841                  $12,918

09/94                   $12,855                  $13,007

12/94                   $12,615                  $12,821

03/95                   $13,625                  $13,727

06/95                   $13,975                  $14,058

09/95                   $14,395                  $14,462

11/93                   $14,900                  $14,916

---------------
Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUND TRUST
Nations Florida Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.9%
             FLORIDA -- 94.9%
$1,210,000   Broward County, Florida,
               Airport Authority,
               Series D, AMT, (AMBAC
               Insured),
               4.000% 10/01/97........ Aaa     AAA   $ 1,211,646
   750,000   Broward County, Florida,
               Gas Tax Revenue,
               6.000% 09/01/99........ A1      AA-       796,365
 1,000,000   Broward County, Florida,
               GO, Series C,
               6.200% 01/01/07........ Aa      AA      1,083,100
   500,000   Broward County, Florida,
               School District
               Refunding,
               6.750% 02/15/97........ A1      AA-       518,245
   500,000   Broward County, Florida,
               Solid Waste Revenue,
               (MBIA Insured),
               5.500% 07/01/04........ Aaa     AAA       531,600
 1,000,000   Clearwater, Florida,
               Water and Sewer
               Authority Revenue,
               (AMBAC Insured),
               5.000% 12/01/02........ Aaa     AAA     1,035,820
 1,000,000   Dade County, Florida,
               Aviation Facility
               Revenue, Series B, AMT,
               6.300% 10/01/05........ Aaa     AAA     1,118,930
 1,650,000   Dade County, Florida,
               School District Revenue
               Refunding,
               (AMBAC Insured),
               5.000% 07/15/01........ Aaa     AAA     1,707,090
   500,000   Dade County, Florida,
               Water and Sewer Systems
               Revenue,
               5.000% 10/01/13........ Aaa     AAA       483,355
 1,500,000   Delray Beach, Florida,
               Water and Sewer
               Authority Revenue,
               Series A, Refunding,
               (AMBAC Insured),
               5.000% 10/01/03........ Aaa     AAA     1,545,975
 1,565,000   Dunes, Florida, Community
               Development District
               Revenue, (Intercoastal
               Water Way Bridge),
               5.300% 10/01/03........ A3      BBB     1,602,153
             Florida State Board of
               Education, GO, Capital
               Outlay, Public
               Education, Series A:
 1,000,000   Refunding,
               5.000% 06/01/08........ Aa      AA      1,001,840
 1,500,000   Unrefunded Balance,
               7.250% 06/01/23........ Aa      AA      1,687,725
 $1,500,000   Florida State Division
               Bond, Financial
               Department of General
               Service Revenue,
               Preservation Authority,
               (MBIA Insured),
               5.800% 07/01/01........ Aaa     AAA   $ 1,610,610
             Florida State Housing
               Finance Agency,
               Refunding:
 2,000,000   Multi-family Housing,
               (Altamonte Project),
               Series C,
               7.000% 12/01/03+....... NR      BBB+    2,117,960
 1,000,000   (The Vinyards Project),
               Series H,
               6.400% 11/01/15........ NR      BBB+    1,005,730
   750,000   Florida State Municipal
               Power Agency, GO, (St.
               Lucie Project), (FGIC
               Insured),
               5.600% 10/01/07........ Aaa     AAA       786,135
   525,000   Florida State Sunshine
               Skyway Revenue,
               6.100% 07/01/00........ A       A         564,160
             Florida State Turnpike
               Authority Revenue,
               Department of
               Transportation:
 1,000,000   7.350% 07/01/98.......... A1      A       1,079,510
   500,000   Series A,
               (FGIC Insured),
               5.500% 07/01/11........ Aaa     AAA       510,435
 1,000,000   Fort Lauderdale, Florida,
               Water and Sewer
               Authority Revenue,
               5.500% 09/01/01........ NR      AAA     1,061,560
 1,375,000   Hialeah, Florida, Capital
               Improvement Revenue,
               5.500% 10/01/18........ Baa1    NR      1,304,710
 2,640,000   Hillsborough County,
               Florida,
               Environmentally
               Sensitive Lands,
               6.250% 07/01/06........ Aaa     AAA     2,894,047
             Indian River County,
               Florida, School
               District:
   500,000   (AMBAC Insured),
               6.650% 04/01/03........ Aaa     AAA       550,125
 1,500,000   (FSA Insured),
               5.000% 04/01/03........ Aaa     AAA     1,546,335
             Jacksonville, Florida,
               Electric Authority
               Revenue Refunding, 4th
               Series, St. John's
               River Authority:
 1,000,000   Series 6B,
               6.650% 10/01/02........ Aa1     AA      1,106,830
 1,500,000   Series 6C,
               6.200% 10/01/97........ Aa1     AA      1,560,735

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Florida Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             FLORIDA -- (CONTINUED)
$  750,000   Manatee County, Florida,
               Public Utilities
               Revenue, Series A,
               (MBIA Insured),
               6.250% 10/01/00........ Aaa     AAA   $   816,608
   500,000   Miami Beach, Florida, GO,
               (FGIC Insured),
               5.300% 09/01/03........ Aaa     AAA       525,900
   640,000   North Broward, Florida,
               Hospital Revenue,
               Series A,
               (MBIA Insured),
               6.000% 01/01/02........ Aaa     AAA       691,648
             Orange County, Florida,
               Health Facilities
               Authority Revenue:
 3,000,000   (Orlando Regional Medical
               Center Hospital),
               (MBIA Insured),
               4.400% 10/01/02........ Aaa     AAA     2,987,580
 1,375,000   (Lakeside Alt Inc.),
               6.250% 07/01/05........ NR      BBB     1,433,781
 3,000,000   Orlando and Orange
               Counties, Florida,
               Expressway Authority
               Revenue Refunding,
               6.500% 07/01/10........ Aaa     AAA     3,451,770
 1,300,000   Palm Beach County,
               Florida, GO,
               7.000% 12/01/04........ Aa      AA      1,534,182
 1,000,000   Palm Beach County,
               Florida, Housing
               Finance Authority,
               Series A,
               6.300% 10/01/12........ Aaa     NR      1,029,330
   850,000   St. John's County,
               Florida, Industrial
               Development Authority
               Revenue, Hospital
               Revenue, (Flagler
               Hospital Project),
               5.700% 08/01/02........ A       BBB+      874,208
 1,230,000   South Broward, Florida,
               Hospital District
               Revenue Refunding,
               (AMBAC Insured),
               4.650% 05/01/00........ Aaa     AAA     1,249,594
 1,000,000   Tallahassee, Florida,
               Health Facilities
               Revenue, Memorial
               Regional Medical
               Center, Series A,
               (MBIA Insured),
               5.750% 12/01/04........ Aaa     AAA     1,079,600
 1,025,000   Venice, Florida, Health
               Facilities Revenue
               Refunding, (Venice
               Hospital, Inc.
               Project),
               5.300% 12/01/02........ A       NR      1,076,925
                                                     -----------
                                                      48,773,852
                                                     ===========

             PUERTO RICO -- 3.0%
$  500,000   Puerto Rico Industrial,
               Medical and
               Environmental Agency,
               Pollution Control
               Facilities Finance
               Authority Revenue,
               Higher Education,
               (Catholic University
               Project), Series A,
               5.600% 12/01/07........ NR      BBB-  $   510,075
 1,000,000   Puerto Rico Industrial,
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, (Ryder
               Memorial Hospital
               Project), Series A
               6.600% 05/01/14........ NR      BBB     1,027,210
                                                    ------------
                                                       1,537,285
                                                    ------------
             TOTAL MUNICIPAL BONDS AND
               NOTES
               (Cost $47,992,986).....                50,311,137
                                                     ===========
  SHARES
---------
MONEY MARKET FUND -- 0.5%
  (Cost $236,062)
   236,062   AIM Tax-Exempt Fund.........                236,062
                                                     ===========
TOTAL INVESTMENTS
  (Cost $48,229,048*)....................   98.4%     50,547,199
OTHER ASSETS AND LIABILITIES
  (NET)..................................    1.6         834,715
                                           ------    -----------
NET ASSETS...............................  100.0%    $51,381,914
                                           ======    ===========

---------------

* Aggregate cost for Federal tax purposes.

+ Variable rate note. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated

Nations Florida Intermediate Municipal Bond Fund had the
following insurance concentrations greater than 10% at
November 30, 1995 (as a percentage of net assets):
AMBAC     14.2%
MBIA      15.0%

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Florida Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.2%
             FLORIDA -- 94.0%
$1,000,000   Alachua County, Florida,
               Health Facilities
               Authority Revenue
               Refunding, (Santa Fe
               Healthcare Facilities
               Project),
               6.000% 11/15/09.......  Baa1     BBB+  $ 1,008,910
 1,000,000   Broward County, Florida,
               School District
               Refunding, GO,
               5.700% 02/15/08.......  A1       AA-     1,071,650
 1,250,000   Citrus County, Florida,
               PCR Refunding, Crystal
               River, (Florida Power
               Corporation), Series
               B,
               6.350% 02/01/22.......  A1       A+      1,324,050
 1,475,000   Dade County, Florida,
               Health Facilities
               Authority, Hospital
               Revenue Refunding,
               (Baptist Hospital,
               Miami Project), Series
               A, (MBIA Insured),
               5.250% 05/15/21.......  Aaa      AAA     1,432,623
 1,000,000   Dade County, Florida,
               School District
               Revenue Refunding,
               Series A, GO, (MBIA
               Insured),
               6.125% 06/01/14.......  Aaa      AAA     1,064,970
 1,500,000   Dade County, Florida,
               Water and Sewer System
               Revenue Refunding,
               (FGIC Insured),
               5.000% 10/01/13.......  Aaa      AAA     1,450,065
             Escambia County,
               Florida, PCR,
               (Champion
               International
               Corporation Project),
               AMT:
 1,000,000   5.875% 06/01/22.........  Baa1     BBB       971,890
 1,000,000   6.900% 08/01/22.........  Baa1     BBB     1,074,140
             Florida State Board of
               Education, GO, Capital
               Outlay, Public
               Education:
 1,000,000   Refunding, Series A,
               5.000% 06/01/08.......  Aa       AA      1,001,840
 1,000,000   Refunding, Series D,
               5.125% 06/01/18.......  Aa       AA        959,400
 1,000,000   Unrefunded Balance,
               Series A,
               7.250% 06/01/23.......  Aa       AA      1,125,150
             Florida State Housing
               Finance Agency,
               Refunding:
 1,000,000   Multi-family Housing,
               (Altamonte Project),
               Series C,
               7.000% 12/01/03+......  NR       BBB+    1,058,980
   965,000   Single-family Mortgage,
               Series B, AMT,
               (GNMA/FNMA Insured),
               6.550% 07/01/17.......  Aa1      AAA   $ 1,003,783
   500,000   (The Vinyards Project),
               Series H,
               6.500% 11/01/25.......  NR       BBB+      502,850
 1,000,000   Florida State Municipal
               Power Agency Revenue,
               (Stanton II Project),
               Pre-refunded,
               (AMBAC Insured),
               6.500% 10/01/20.......  Aaa      AAA     1,142,070
 1,000,000   Florida State Turnpike
               Authority Revenue,
               Department of
               Transportation, Series
               A, (FGIC Insured),
               5.500% 07/01/11.......  Aaa      AAA     1,020,870
 1,000,000   Hillsborough County,
               Florida, Industrial
               Development Authority,
               PCR, (Tampa Electric
               Company Project),
               8.000% 05/01/22.......  Aa3      AA      1,197,680
 1,000,000   Hillsborough County,
               Florida, Utility
               Refunding Revenue,
               (MBIA Insured),
               5.500% 08/01/12.......  Aaa      AAA     1,014,370
 1,285,000   Jacksonville, Florida,
               Electric Authority
               Revenue Refunding, St.
               John's River
               Authority, Issue 2,
               Series 9,
               5.250% 10/01/21.......  Aa1      AA      1,239,151
   500,000   Jacksonville, Florida,
               Port Authority
               Revenue, Port Facility
               Refunding, (MBIA
               Insured),
               7.625% 11/01/06.......  Aaa      AAA       601,565
 1,000,000   Martin County, Florida,
               Industrial Development
               Authority Revenue,
               (Indiantown
               Cogeneration Project),
               Series A, AMT,
               7.875% 12/15/25.......  Baa3     BBB-    1,145,990
 1,000,000   North Broward, Florida,
               Hospital Revenue,
               (MBIA Insured),
               6.250% 01/01/06.......  Aaa      AAA     1,091,230

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Florida Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             FLORIDA -- (CONTINUED)
$1,000,000   Orange County, Florida,
               Health Facilities
               Authority Revenue
               Refunding, Hospital,
               (Orlando Regional
               Medical Center
               Hospital), Series B,
               (MBIA Insured),
               5.000% 10/01/10.......  Aaa      AAA   $   980,440
 1,000,000   Orange County, Florida,
               Sales Tax Revenue,
               Series B,
               5.375% 01/01/24.......  A1       A+        973,810
 1,000,000   Orange County, Florida,
               Tourist Development
               Tax Revenue, Series B,
               (MBIA Insured),
               6.000% 10/01/14.......  Aaa      AAA     1,049,490
 1,000,000   Osceola County, Florida,
               Health Facilities
               Authority Revenue
               Refunding, Lutheran
               Good Samaritan
               Society, (AMBAC
               Insured),
               6.000% 05/01/10.......  Aaa      AAA     1,067,000
 1,500,000   Palm Beach County,
               Florida, Health
               Facilities Authority
               Revenue, (Good
               Samaritans Health
               System),
               6.200% 10/01/06.......  NR       A+      1,544,355
 1,000,000   Palm Beach County,
               Florida, Housing
               Finance Authority,
               Single-family Mortgage
               Purchase Revenue,
               Series A,
               (GNMA/FNMA Insured),
               6.500% 10/01/21.......  Aaa      NR      1,030,710
             St. John's County,
               Florida, Industrial
               Development Authority,
               Hospital Revenue,
               (Flagler Hospital
               Project):
   500,000   5.600% 08/01/01.........  A        BBB+      512,925
   945,000   6.000% 08/01/08.........  A        BBB+      981,770
 1,000,000   St. Petersburg, Florida,
               Excise Tax Revenue
               Refunding,
               (FGIC Insured),
               5.000% 10/01/16.......  Aaa      AAA       955,070
   500,000   Sarasota County,
               Florida, Solid Waste
               Systems Revenue
               Refunding,
               5.625% 10/01/13.......  A        A         502,770
 1,000,000   South Broward, Florida,
               Hospital District
               Revenue Refunding,
               5.500% 05/01/28.......  A1       A+        950,730
             Venice, Florida, Health
               Facilities Revenue
               Refunding, (Venice
               Hospital Inc.
               Project):
$  900,000   5.600% 12/01/05.........  A        NR    $   974,214
 1,000,000   5.700% 12/01/06.........  A        NR      1,089,740
                                                      -----------
                                                       36,116,251
                                                      -----------
             GUAM -- 1.6%
   695,000   Government of Guam, GO,
               Series A,
               5.400% 11/15/18.......  NR       BBB          629,740
                                                         -----------
             PUERTO RICO -- 2.6%
 1,000,000   Puerto Rico, Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable Housing
               Mortgage -- Portfolio
               I), AMT, (GNMA/FNMA/
               FHLMC Collateral),
               6.250% 04/01/29.......  Aaa      AAA        1,018,600
                                                         -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $36,023,737)....                     37,764,591
                                                          ==========
  SHARES
---------
MONEY MARKET FUND -- 0.3%
  (Cost $112,836)
   112,836   AIM Tax-Exempt Fund.............                112,836
                                                          ==========
TOTAL INVESTMENTS
  (Cost $36,136,573*)........................     98.5%   37,877,427
OTHER ASSETS AND LIABILITIES
  (NET)......................................      1.5       565,618
                                                  ----   -----------
NET ASSETS...................................    100.0%  $38,443,045
                                                 =====   ===========

---------------

*  Aggregate cost for Federal tax purposes.

+ Variable rate note. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue

Nations Florida Municipal Bond Fund had the following
insurance concentration greater than 10% at November 30,
1995 (as a percentage of net assets):
MBIA      18.8%

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Georgia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.8%
             GEORGIA -- 95.1%
$  500,000   Alpharetta, Georgia, GO,
               Series 1992,
               6.100% 05/01/04....... Aa        AA-   $   552,580
 1,000,000   Atlanta, Georgia,
               Downtown Development
               Authority Revenue
               Refunding,
               (Underground Atlanta
               Project),
               6.250% 10/01/12....... Aa        AA      1,057,580
 1,000,000   Atlanta, Georgia, Water
               and Sewer Authority
               Revenue Refunding,
               5.000% 01/01/15....... Aa        AA-       951,530
             Atlanta and Fulton
               Counties, Georgia,
               Recreation Authority
               Revenue Refunding,
               (Atlanta Zoo Project):
 1,000,000   5.850% 12/01/00......... Aa        AA      1,066,790
   500,000   6.050% 12/01/02......... Aa        AA        544,235
 1,000,000   Burke County, Georgia,
               Development Authority,
               PCR, (Oglethorpe Power
               Corporation), Series
               B, 4.350% 01/01/01.... NR        A+      1,002,590
   560,000   Cartersville, Georgia,
               School District, GO,
               6.150% 01/01/03....... A         A         609,134
 1,000,000   Cherokee County,
               Georgia, School System
               Revenue, GO, (AMBAC
               Insured),
               5.875% 02/01/09....... Aaa       AAA     1,074,580
 1,000,000   Clarke County, Georgia,
               School District
               Refunding, GO,
               (FGIC Insured),
               5.100% 07/01/04....... Aaa       AAA     1,031,520
             Clayton County, Georgia,
               Water and Sewer
               Authority Revenue:
   585,000   6.400% 05/01/04......... A1        A+        645,811
 1,000,000   (MBIA Insured),
               5.400% 05/01/07....... Aaa       AAA     1,030,470
 1,000,000   Cobb County, Georgia,
               Detention Buildings
               and Facilities, GO,
               5.300% 01/01/08....... Aaa       AA+     1,026,050
 1,000,000   Cobb County, Georgia,
               Kennestone Hospital
               Authority Revenue,
               Series A,
               5.700% 04/01/06....... Aa        AA      1,056,240
   685,000   Cobb County, Georgia,
               Water and Sewer
               Authority Revenue
               Refunding, Series A,
               4.400% 07/01/99....... Aa        AA-       690,631
 $  750,000   Columbus, Georgia, Water
               and Sewer Authority
               Revenue Refunding,
               Series 1992,
               (FGIC Insured),
               6.000% 05/01/03....... Aaa       AAA   $   815,340
 1,000,000   Dalton, Georgia,
               Building Authority
               Revenue,
               5.000% 07/01/02....... A1        NR      1,021,330
             DeKalb County, Georgia,
               School District, GO:
 1,000,000   6.650% 07/01/99......... NR        AA      1,059,870
 1,435,000   5.000% 07/01/03......... Aa        AA      1,475,984
 1,000,000   Series A,
               4.250% 07/01/99....... Aa        AA      1,003,270
             Fayette County, Georgia,
               School District, GO,
               Series 1992:
 1,000,000   5.200% 03/01/00......... Aa        A+      1,035,750
   500,000   (FGIC Insured),
               6.000% 09/01/02....... Aaa       AAA       543,220
   750,000   Forsyth County, Georgia,
               School District, GO,
               6.400% 07/01/05....... A1        A+        829,155
             Fulco, Georgia, Hospital
               Authority Revenue,
               Revenue Anticipation
               Certificates:
 1,000,000   Georgia Baptist
               Healthcare, Series A,
               6.000% 09/01/03....... Baa1      NR      1,038,140
 1,000,000   St. Joseph's Hospital,
               4.900% 10/01/03....... A         A       1,002,770
 1,000,000   Fulton and DeKalb
               Counties, Georgia,
               Hospital Authority
               Revenue Refunding,
               (MBIA Insured),
               5.250% 01/01/04....... Aaa       AAA     1,028,470
 1,000,000   Fulton County, Georgia,
               Building Authority
               Revenue, (County
               Government and Health
               Facilities Project),
               Series A,
               5.700% 01/01/04....... Aa        AA      1,066,580
 1,300,000   Fulton County, Georgia,
               Water and Sewer
               Authority Revenue
               Refunding,
               (FGIC Insured),
               5.100% 01/01/98....... Aaa       AAA     1,328,301
   755,000   Georgia State
               Environmental
               Facilities Authority
               Revenue, Water and
               Wastewater Loan
               Program,
               6.100% 07/01/01....... Aaa       AA+       811,867
             Georgia State, GO:
 1,500,000   Series A,
               6.250% 03/01/06....... Aaa       AA+     1,686,015

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Georgia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             GEORGIA -- (CONTINUED)
             Georgia State, GO -- (continued):
$2,250,000   Series C,
               6.500% 07/01/05....... Aaa       AA+   $ 2,568,892
 1,000,000   Series D,
               6.800% 08/01/99....... Aaa       AA+     1,092,820
             Georgia State Housing
               and Finance Authority
               Revenue,
               (Homeownership
               Opportunity Program),
               (FHA/VA/Private
               Mortgages Insured):
   750,000   Program-A-1,
               6.700% 12/01/12....... Aa        NR        796,875
 1,250,000   Series B,
               6.600% 06/01/25....... Aa        AA+     1,284,387
 1,500,000   Georgia State Municipal
               Gas Authority, Gas Tax
               Revenue, (Southern
               Storage Gas Project),
               6.000% 07/01/04....... NR        A-      1,620,990
 2,000,000   Georgia State Tollway
               Authority Revenue,
               (Georgia 400 Project),
               6.375% 07/01/02....... Aaa       AA+     2,220,020
             Gwinnett County,
               Georgia, School
               District, GO:
   500,000   Series A,
               6.000% 02/01/02....... Aa1       AA        541,375
 1,000,000   Series B, Refunding,
               6.000% 02/01/01....... Aa1       AA      1,075,580
             Hall County, Georgia,
               School District, GO:
 1,000,000   (AMBAC Insured),
               6.700% 12/01/14....... Aaa       AAA     1,120,890
   750,000   Series B, Refunding,
               6.000% 12/01/03....... A         NR        809,220
             Macon, Georgia, Water
               and Sewer Authority
               Revenue:
   500,000   4.900% 10/01/98......... A1        A+        510,445
 1,000,000   Series A, Refunding,
               4.700% 10/01/04....... A1        A+        992,100
             Metropolitan Atlanta
               Rapid Transit
               Authority (MARTA),
               Georgia Sales Tax
               Revenue Refunding:
 1,000,000   Series M,
               6.150% 07/01/02....... A1        AA-     1,085,980
             Series P,
               (AMBAC Insured):
   500,000   5.800% 07/01/02......... Aaa       AAA       537,260
 1,000,000   5.900% 07/01/03......... Aaa       AAA     1,082,410
             Monroe County, Georgia,
               Development Authority,
               PCR, (Oglethorpe Power
               Corporation):
   500,000   6.050% 01/01/02......... A3        A+        537,535
 1,000,000   6.800% 01/01/12......... A3        A+      1,144,500

$  500,000   Municipal Electric
               Authority of Georgia,
               Special Obligation
               Bonds, First
               Crossover, General
               Resolution,
               6.500% 01/01/12....... A         A     $   552,330
 1,100,000   Paulding County,
               Georgia, School
               District, GO, Series
               A,
               6.400% 02/01/04....... A         A       1,209,901
             Private Colleges and
               Universities
               Facilities Authority
               Revenue, Georgia:
 1,400,000   (Emory University
               Project), Series C,
               5.750% 10/01/02....... Aa1       AA      1,500,212
 1,000,000   (Spellman College
               Project),
               (FGIC Insured),
               4.850% 06/01/98....... Aaa       AAA     1,018,380
 1,000,000   Richmond County,
               Georgia, Board of
               Education, GO,
               (FGIC Insured),
               4.700% 11/01/06....... Aaa       AAA       981,550
   500,000   Roswell, Georgia, GO,
               5.600% 02/01/10....... Aa        AA        518,545
 1,250,000   Savannah, Georgia,
               Hospital Authority
               Revenue Refunding and
               Improvement, (Candler
               Hospital Project),
               7.000% 01/01/11....... Baa       BBB+    1,299,225
   750,000   Savannah, Georgia,
               Resource Recovery
               Development Authority,
               Revenue Refunding,
               (Savannah Energy
               Systems Company
               Project),
               5.850% 12/01/01....... A1        A+        791,610
 1,200,000   Savannah, Georgia, Water
               and Sewer Revenue,
               Refunding and
               Improvement,
               5.100% 12/01/10....... A1        AA-     1,188,840
   630,000   Spalding County,
               Georgia, Water and
               Sewer Authority
               Revenue, (MBIA
               Insured),
               6.000% 09/01/03....... Aaa       AAA       686,064
   500,000   Warner Robbins, Georgia,
               Water and Sewer
               Authority, Revenue
               Refunding,
               (MBIA Insured),
               6.000% 07/01/02....... Aaa       AAA       542,315
                                                       ----------
                                                       57,396,054
                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Georgia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             PUERTO RICO -- 2.7%
$1,000,000   Commonwealth of Puerto
               Rico, Public
               Improvement, Series A,
               GO, Pre-refunded,
               7.750% 07/01/17....... NR        AAA      $ 1,134,210
   500,000   Puerto Rico Industrial,
               Medical and
               Environmental Agency
               Pollution Control
               Facilities Finance
               Authority Revenue,
               Higher Education,
               (Catholic University
               Project), Series A,
               5.600% 12/01/07....... NR        BBB-         510,075
                                                          ----------
                                                           1,644,285
                                                          ----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $56,349,939)....                     59,040,339
                                                          ==========
MONEY MARKET FUND -- 0.3%
  (Cost $151,495)
   151,495   AIM Tax-Exempt Fund.............                151,495
                                                          ==========
TOTAL INVESTMENTS
  (Cost $56,501,434*)........................     98.1%   59,191,834
OTHER ASSETS AND LIABILITIES
  (NET)......................................      1.9     1,133,104
                                                 =====   ===========
NET ASSETS...................................    100.0%  $60,324,938
                                                 =====   ===========

---------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
VA        Veterans Administration

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Georgia Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.8%
             GEORGIA -- 93.5%
$  500,000   Appling County, Georgia,
               Development Authority,
               PCR, (Oglethorpe Power
               Corporation Plant --
               Hatch Project),
               5.250% 01/01/13.......  A3       A+    $   480,885
   465,000   Atlanta, Georgia, Urban
               Residential Finance
               Authority, Dormitory
               Facilities Revenue,
               (Morehouse College),
               5.350% 12/01/05.......  Aaa      AAA       484,377
   500,000   Atlanta, Georgia, Water
               and Sewer Authority
               Revenue Refunding,
             5.000% 01/01/15.........  Aa       AA-       475,765
   250,000   Cherokee County,
               Georgia, School
               Systems Revenue, GO,
               (AMBAC Insured),
               5.375% 02/01/14.......  Aaa      AAA       250,270
   500,000   Columbia County,
               Georgia, School
               District, Series B,
               (MBIA Insured),
             6.250% 04/01/13.........  Aaa      AAA       539,040
   500,000   Columbus, Georgia, Water
               and Sewer Authority
               Revenue Refunding,
               5.700% 05/01/20.......  A        A+        503,740
   850,000   Coweta County, Georgia,
               Development Authority,
               Industrial Development
               Revenue, (Sivaco
               National Wire
               Project), AMT,
               5.400% 02/01/09.......  A        NR        842,826
   225,000   Douglasville-Douglas
               County, Georgia, Water
               and Sewer Authority
               Revenue Refunding,
               (AMBAC Insured),
               5.625% 06/01/15.......  Aaa      AAA       235,784
   250,000   Ellijay-Gilmer County,
               Georgia, Water and
               Sewer Authority
               Revenue Refunding and
               Improvement,
               5.900% 01/01/24.......  NR       BBB-      247,280
   500,000   Fayette County, Georgia,
               School District, GO,
               6.125% 03/01/15.......  Aa       A+        531,850
   495,000   Fulco, Georgia, Hospital
               Authority Revenue,
               Revenue Anticipation
             Certificates, St.
               Joseph's Hospital,
               5.500% 10/01/14.......  A        A         465,127
             Georgia State, GO:
   750,000   Series C,
               6.500% 07/01/05.......  Aaa      AA+       856,298
   500,000   Series E,
               5.500% 07/01/07.......  Aaa      AA+       531,265

             Georgia State Housing
               and Finance Authority
               Revenue, (FHA/VA/
               Private Mortgages
               Insured):
$  215,000   (Homeownership
               Opportunity Program),
               Program-A-1,
               6.700% 12/01/12.......  Aa       NR    $   228,437
   250,000   Single-family Mortgage,
               Refunding, Series B,
             5.650% 12/01/14.........  Aa       AA+       250,187
   500,000   Gwinnet County, Georgia,
               School District, GO,
               Series A,
               5.125% 02/01/10.......  Aa1      AA        496,730
   500,000   Gwinnet County, Georgia,
               Water and Sewer
               Revenue Refunding,
               4.900% 08/01/06.......  Aa1      AA+       502,445
   500,000   Macon, Georgia, Water
               and Sewer Authority
               Revenue, Series B,
               5.000% 10/01/16.......  A1       A+        469,775
 1,000,000   Municipal Electric
               Authority of Georgia,
               Special Obligation
               Bonds, First
               Crossover, General
               Resolution,
               6.500% 01/01/12.......  A        A       1,104,660
   500,000   Peach County, Georgia,
               School District, GO,
               (MBIA Insured),
               6.500% 02/01/08.......  Aaa      AAA       568,205
   500,000   Putnam County, Georgia,
               Development Authority,
               PCR, (Georgia Power
               Company Plant --
               Branch Project),
               6.000% 03/01/18.......  A1       A+        503,670
   500,000   Roswell, Georgia, GO,
               5.600% 02/01/10.......  Aa       AA        518,545
             Savannah, Georgia,
               Hospital Authority
               Revenue Refunding and
               Improvement:
   495,000   (Candler Hospital
               Project),
               7.000% 01/01/23.......  Baa      BBB+      511,399
             (St. Joseph's Hospital
               Project):
   450,000   6.125% 07/01/12.........  A        NR        465,966
 1,000,000   6.200% 07/01/23.........  A        NR      1,007,110
   500,000   Savannah, Georgia, Water
               and Sewer Revenue
               Refunding and
               Improvement,
               5.100% 12/01/10.......  A1       AA-       495,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Georgia Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             GEORGIA -- (CONTINUED)
$  500,000   Union City, Georgia,
               Housing Authority,
               Multi-family Housing
               Revenue Refunding,
               (Hidden Lake
               Apartments), Series A,
               (FHA/FNMA Insured),
               7.125% 12/01/25.......  Aaa      NR    $   535,255
   570,000   White County, Georgia,
               Industrial Development
               Authority Revenue
               Refunding, (Clark-
               Schwebel Fiber and
               Glass Company
               Project),
               6.850% 06/01/10.......  NR       BBB+      601,128
                                                      -----------
                                                       14,703,369
                                                      -----------
             PUERTO RICO -- 3.3%
   500,000   Puerto Rico Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable
               Housing Mortgage --
               Portfolio I), AMT,
               (GNMA/FNMA/FHLMC
               Collateral),
               6.100% 10/01/15.......  Aaa      AAA        509,790
                                                      ------------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $14,692,014)....                   15,213,159
                                                      ============
MONEY MARKET FUND -- 0.6%
  (Cost $93,000)
    93,000   AIM Tax-Exempt Fund.............         $     93,000
                                                      ============
TOTAL INVESTMENTS
  (Cost $14,785,014*)........................   97.4%   15,306,159
OTHER ASSETS AND LIABILITIES
  (NET)......................................    2.6       414,857
                                                ----   -----------
NET ASSETS...................................  100.0%  $15,721,016
                                               =====   ===========

---------------

* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC   American Municipal Bond Assurance Corporation
AMT     Alternative Minimum Tax
FHA     Federal Housing Authority
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
GO      General Obligation Bonds
MBIA    Municipal Bond Investors Assurance
NR      Not Rated
PCR     Pollution Control Revenue
VA      Veterans Administration

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Maryland Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.4%
             MARYLAND -- 94.1%
             Anne Arundel County,
               Maryland, Consolidated
               Public Improvement
               Revenue, GO:
$1,500,000   5.500% 07/15/00.......... Aa1     AA+   $ 1,584,345
 1,000,000   6.200% 04/15/03.......... Aa1     AA+     1,098,570
 1,000,000   5.125% 07/15/08.......... Aa      AA+     1,013,980
 1,000,000   Baltimore, Maryland,
               Baltimore City Parking
               Facilities Revenue
               Refunding,
               (FGIC Insured),
               4.350% 07/01/02........ Aaa     AAA       988,690
   800,000   Baltimore, Maryland, GO,
               Series A,
               (MBIA Insured),
               9.000% 10/15/98........ Aaa     AAA       907,088
 1,750,000   Baltimore, Maryland,
               Port Facilities
               Revenue, Consolidated
               Coal Sales, Series 85,
               6.500% 12/01/10........ Aa2     AA-     1,919,942
 1,000,000   Baltimore, Maryland,
               Wastewater Systems, GO,
               (MBIA Insured),
               5.100% 07/01/04........ Aaa     AAA     1,031,520
             Baltimore County,
               Maryland, Consolidated
               Public Improvement
               Revenue Refunding:
 1,000,000   5.900% 03/01/98.......... Aaa     AA+     1,040,470
 1,000,000   6.100% 07/01/01.......... Aaa     AA+     1,091,090
 1,000,000   Series A,
               (AMBAC Insured),
               5.300% 10/15/06........ Aaa     AAA     1,025,160
 1,075,000   Series C, (FGIC Insured),
               6.375% 10/15/07........ Aaa     AAA     1,222,651
             Baltimore County,
               Maryland, Metropolitan
               District Special
               Assignment Refunding,
               GO:
 1,375,000   5.750% 05/01/02.......... Aaa     AA+     1,478,579
 1,000,000   5.800% 05/01/03.......... Aaa     AA+     1,081,850
             Calvert County, Maryland,
               Consolidated Public
               Improvement Revenue
               Refunding, GO:
 1,740,000   4.400% 07/15/02.......... Aa      A+      1,728,081
 2,000,000   4.625% 07/15/05.......... Aa      A+      1,969,380
             Carroll County, Maryland,
               Consolidated Public
               Improvement Revenue,
               GO:
 1,350,000   6.000% 11/01/00.......... Aa      AA      1,453,828
   500,000   6.900% 10/01/02.......... Aaa     AA        563,150

             Cecil County, Maryland,
               Revenue Refunding,
               Consolidated Public
               Improvement, GO, (FGIC
               Insured):
$1,000,000   5.300% 12/01/00.......... Aaa     AAA   $ 1,046,870
 2,000,000   4.800% 12/01/04.......... Aaa     AAA     2,021,860
             Charles County, Maryland,
               Consolidated Public
               Improvement Revenue
               Refunding, GO:
 3,400,000   4.400% 06/01/03.......... Aa      AA-     3,359,370
   750,000   6.450% 06/01/04.......... Aaa     AA-       838,177
 1,000,000   6.375% 12/01/04.......... Aaa     AA-     1,098,250
 2,000,000   Frederick County,
               Maryland, Consolidated
               Public Improvement
               Revenue Refunding, GO,
               (FGIC Insured),
               5.750% 12/01/01........ Aaa     AAA     2,141,080
 1,000,000   Frederick County,
               Maryland, GO, Series B,
             6.300% 07/01/06.......... Aa      AA-     1,109,220
             Harford County, Maryland,
               GO:
   500,000   6.000% 12/01/03.......... Aaa     AAA       547,165
   600,000   6.100% 12/01/04.......... Aaa     AAA       659,274
 1,455,000   Harford County, Maryland,
               Public Improvement
               Revenue, GO,
               5.300% 09/01/03........ Aa      AA-     1,527,459
 1,000,000   Howard County, Maryland,
               Metropolitan District,
               GO, Series B,
               6.000% 08/15/03........ Aa1     AA+     1,094,670
   605,000   Laurel, Maryland, GO,
               Series A,
               (MBIA Insured),
               6.300% 07/01/00........ Aaa     AAA       657,472
   500,000   Maryland-National Capital
               Park and Planning
               Commission, (Prince
               Georges County), Series
               J-2,
               6.900% 07/01/02........ Aa      AA        558,905
   700,000   Maryland State, Community
               Development
               Administration Revenue,
               (Single-family Housing
               Project), 1st Series,
               (FHA/VA/Private
               Mortgages Insured),
               6.000% 04/01/97........ Aa      NR        713,965
 1,000,000   Maryland State, GO,
               Third Series,
               6.800% 07/15/04........ Aaa     AAA     1,124,620

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Maryland Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             MARYLAND -- (CONTINUED)
             Maryland State, Health
               and Higher Education
               Facilities Authority
               Revenue:
             Howard County General
               Hospital:
$1,000,000   5.125% 07/01/03.......... Baa1    BBB   $   998,400
 1,000,000   5.500% 07/01/13.......... Baa1    BBB       942,970
   500,000   Sinai Hospital,
               (AMBAC Insured),
               7.300% 07/01/05........ Aaa     AAA       571,160
             The Johns Hopkins
               Hospital:
   700,000   7.000% 07/01/00.......... Aa      AA-       757,442
 1,500,000   5.500% 07/01/07.......... Aa      AA-     1,557,660
 1,000,000   University of Maryland
               Medical Center,
               (FGIC Insured),
               5.200% 07/01/04........ Aaa     AAA     1,027,830
             Maryland State,
               Transportation
               Authority Revenue, GO:
 1,000,000   6.500% 07/15/01.......... Aaa     AAA     1,071,620
 1,250,000   6.100% 09/01/01.......... Aa      AA      1,350,000
 3,235,000   4.375% 12/15/03.......... Aa      AA      3,189,678
             Maryland State,
               Transportation
               Authority, Special
               Obligation Revenue:
 2,000,000   6.000% 07/01/97.......... A1      A+      2,063,600
 3,420,000   (Baltimore-Washington
               International Airport
               Project), Series A,
               AMT, (FGIC Insured),
               6.400% 07/01/19........ Aaa     AAA     3,602,560
 1,005,000   Maryland Water Quality
               Financing
               Administration,
               Revolving Loan Fund
               Revenue, Series A,
               6.650% 09/01/98........ Aa      AA      1,074,506
             Montgomery County,
               Maryland, Consolidated
               Public Improvement
               Revenue, GO, Series A:
 1,000,000   6.900% 04/01/00.......... Aaa     AAA     1,108,030
   500,000   6.700% 04/01/06.......... Aaa     AAA       563,330
 1,000,000   4.900% 10/01/07.......... Aaa     AAA     1,003,890
 1,575,000   Montgomery County,
               Maryland, Parking
               Revenue, Bethesda
               Parking Lot District,
               Series A,
               (FGIC Insured),
               5.700% 06/01/00........ Aaa     AAA     1,664,397

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             MARYLAND -- (CONTINUED)
$1,000,000   Montgomery County,
               Maryland, Rockville,
               GO,
               6.125% 10/01/07........ Aaa     AAA   $ 1,106,110
             Northeast Maryland, Solid
               Waste Disposal
               Authority Revenue
               Refunding, (Southwest
               Resource Recovery
               Facility Project),
               (MBIA Insured):
 2,000,000   6.900% 01/01/00.......... Aaa     AAA     2,187,380
 1,535,000   7.000% 01/01/01.......... Aaa     AAA     1,706,168
   630,000   Ocean City, Maryland, GO,
               (MBIA Insured),
               6.100% 11/01/04........ Aaa     AAA       696,736
             Prince Georges County,
               Maryland, Consolidated
               Public Improvement
               Revenue, GO:
 1,000,000   6.500% 07/01/02.......... A1      AA-     1,109,250
 1,000,000   5.600% 01/15/03.......... A1      AA-     1,056,380
 1,000,000   (MBIA Insured),
               5.375% 01/01/09........ Aaa     AAA     1,021,320
 1,000,000   Prince Georges County,
               Maryland, GO, Series A,
               (MBIA Insured),
               5.400% 03/01/02........ Aaa     AAA     1,051,290
             Prince Georges County,
               Maryland, Solid Waste
               Management Systems
               Authority Revenue
               Refunding,
               (FSA Insured):
   800,000   6.600% 06/30/00.......... Aaa     AAA       877,512
 2,000,000   5.100% 06/15/05.......... Aaa     AAA     2,042,380
   820,000   Rockville, Maryland,
               General Improvement
               Refunding, Series B,
               6.350% 03/15/97........ Aa1     AA+       848,159
 1,000,000   Rockville, Maryland, GO,
               4.750% 04/15/05........ Aa1     AA+     1,001,180
 1,000,000   St. Mary's County,
               Maryland, GO,
               (MBIA Insured),
               5.700% 03/01/08........ Aaa     AAA     1,055,190
             University of Maryland,
               Auxilliary Facilities
               and Tuition Revenue:
               Series A:
   745,000   6.000% 02/01/04.......... Aa      AA+       804,227
 1,000,000   6.300% 02/01/08.......... Aa      AA+     1,084,000
 1,000,000   6.300% 02/01/10.......... Aa      AA+     1,077,790
 1,000,000   Series C,
               4.900% 10/01/08........ Aa      AA+       987,560

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Maryland Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             MARYLAND -- (CONTINUED)
$1,000,000   Washington County,
               Maryland, Consolidated
               Public Improvement
               Revenue, GO,
               (FGIC Insured),
               5.250% 01/01/06........ Aaa     AAA   $ 1,031,290
             Washington County,
               Maryland, GO:
   500,000   6.400% 12/01/00.......... A1      A+        538,085
 1,000,000   Series F,
               (FGIC Insured),
               5.250% 01/01/06........ Aaa     AAA     1,031,290
 1,000,000   Washington Suburban
               Sanitation District
               Authority, Maryland,
               Water Supply Revenue,
               GO,
               5.000% 06/01/03........ Aa1     AA      1,029,610
                                                     -----------
                                                      85,586,711
                                                     -----------
             DISTRICT OF COLUMBIA -- 3.3%
 3,000,000   Washington, D.C.,
               Metropolitan Area
               Transportation
               Authority Revenue
               Refunding, (FGIC
               Insured),
               4.400% 01/01/00........ Aaa     AAA     3,011,040
                                                     -----------
             TOTAL MUNICIPAL BONDS AND
               NOTES
               (Cost $85,073,939).....                88,597,751
                                                      ==========
SHORT-TERM MUNICIPAL BOND -- 0.1%
  (Cost $100,000)
             OREGON -- 0.1%
   100,000   Port St. Helens, Oregon,
               PCR, (Portland General
               Electric Company
               Project),
               3.750% 04/01/10+....... VMIG1   A-1+      100,000
                                                      ==========

                                                        VALUE
  SHARES                                              (NOTE 1)
    ------------------------------------------------------------
MONEY MARKET FUND -- 0.9%
  (Cost $810,000)
   810,000   AIM Tax-Exempt Fund.............        $   810,000
                                                      ==========
TOTAL INVESTMENTS
  (Cost $85,983,939*).......................   98.4%   89,507,751
OTHER ASSETS AND LIABILITIES
  (NET).....................................     1.6    1,453,328
                                                ----  -----------
NET ASSETS..................................  100.0%  $90,961,079
                                              =====    ==========

---------------

*  Aggregate cost for Federal tax purposes.

+ Variable rate demand notes payable upon not more than one business day's notice. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
VA        Veterans Administration
Nations Maryland Intermediate Municipal Bond Fund had the
  following insurance concentration greater than 10% at
November 30, 1995 (as a percentage of net assets):
MBIA      11.3%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Maryland Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
 AMOUNT                               MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 91.1%
           MARYLAND -- 73.0%
           Anne Arundel County,
             Maryland, Consolidated
             Public Improvement
             Revenue, GO:
$500,000   5.300% 04/01/10...........  AA1      AA+   $   508,925
 500,000   5.250% 07/15/11...........  AA       AA+       504,105
           Baltimore, Maryland,
             Consolidated Public
             GO: Improvement Revenue,
  75,000   7.500% 10/15/11...........  A1       A          91,551
 150,000   AMT, Series B,
             (FGIC Insured),
             6.300% 10/15/08.........  Aaa      AAA       161,307
 250,000   Baltimore, Maryland,
             Convention Center
             Revenue, (FGIC Insured),
             6.150% 09/01/19.........  Aaa      AAA       261,850
250,000..  Baltimore, Maryland, Port
             Facilities Revenue,
             Consolidated Coal Sales,
             Series 85,
             6.500% 12/01/10.........  Aa2      AA-       274,277
           Baltimore County,
             Maryland, Mortgage
             Revenue Refunding,
             (Kingswood Common
             III-A),
             (FHA Insured):
 300,000   5.750% 11/01/20...........  NR       AAA       294,531
 300,000   5.850% 09/01/28...........  NR       AAA       295,665
 260,000   Cecil County, Maryland,
             Revenue Refunding,
             Consolidated Public
             Improvement, GO,
             (FGIC Insured),
             4.800% 12/01/04.........  Aaa      AAA       262,842
 250,000   Cumberland, Maryland,
             Refunding, GO, Series A,
             (FGIC Insured),
             5.250% 05/01/21.........  Aaa      AAA       249,292
 400,000   Howard County, Maryland,
             Special Facilities
             Revenue, Series A,
             6.000% 02/15/21.........  Aa       AA+       414,552
           Maryland State, Health and
             Higher Education
             Facilities Authority
             Revenue:
 100,000   Anne Arundel Medical
             Center,
             (AMBAC Insured),
             5.250% 07/01/13.........  Aaa      AAA        99,202
           Frederick Memorial
             Hospital, (FGIC
             Insured):
 110,000   5.250% 07/01/13...........  Aaa      AAA       108,627
 100,000   5.000% 07/01/23...........  Aaa      AAA        93,883
 200,000   Greater Baltimore Medical
             Center, (FGIC Insured),
             5.000% 07/01/13.........  Aaa      AAA       191,856

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
 AMOUNT                               MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           MARYLAND -- (CONTINUED)
           Maryland State, Health and Higher Education
             Facilities Authority Revenue: -- (continued):
$290,000   Memorial Hospital of
             Cumberland,
             6.500% 07/01/10.........  A        A     $   304,358
           Project and Refunding:
 150,000   Doctors Community
             Hospital,
             5.750% 07/01/13.........  Baa      BBB-      139,638
 100,000   Mercy Medical Center
             Issue, (AMBAC Insured),
             5.750% 07/01/15.........  Aaa      AAA       101,169
 200,000   Peninsula Regional Medical
             Center,
             5.000% 07/01/08.........  A        A         196,366
 175,000   University of Maryland
             Medical Center,
             (FGIC Insured),
             5.375% 07/01/13.........  Aaa      AAA       175,186
           Refunding:
 100,000   Francis Scott Key Medical
             Center, (FGIC Insured),
             5.000% 07/01/23.........  Aaa      AAA        93,883
 175,000   Suburban Hospital,
             5.125% 07/01/21.........  A1       A         158,478
 300,000   The Johns Hopkins
             Hospital,
             5.600% 07/01/09.........  Aa       AA-       306,501
 300,000   Maryland State, Industrial
             Development Financing
             Authority, Economic
             Development Revenue,
             Holy Cross Health System
             Corporation,
             (AMBAC Insured),
             5.500% 12/01/15.........  Aa       AA-       295,353
 500,000   Maryland State, Stadium
             Authority, Lease
             Revenue, (Ocean City
             Convention Center),
             5.375% 12/15/13.........  Aa       AA        503,090
 100,000   Maryland State, Third
             Series, Pre-refunded,
             GO,
             6.800% 07/15/04.........  Aaa      AAA       112,462
           Maryland State,
             Transportation Authority
             Revenue, (Transportation
             Facilities Project):
 300,000   5.750% 07/01/15...........  A1       A+        302,763
 500,000   6.800% 07/01/16...........  Aaa      AAA       578,115
           Maryland Water Quality
             Financing
             Administration,
             Revolving Loan Fund
             Revenue, Series A:
 250,000   5.400% 09/01/10...........  Aa       AA        252,978
 200,000   6.550% 09/01/14...........  Aa       AA        219,718

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Maryland Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
 AMOUNT                               MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           MARYLAND -- (CONTINUED)
           Montgomery County,
             Maryland, Housing
             Opportunities
             Commission,
             Single-family Mortgage
             Revenue, Series A:
$100,000   4.900% 07/01/06...........  Aa       NR    $   100,987
 250,000   6.000% 07/01/14...........  Aa       NR        254,097
 300,000   Northeast, Maryland, Solid
             Waste Disposal Authority
             Revenue, (Montgomery
             County Project), AMT,
             Series A,
             6.300% 07/01/16.........  A        NR        309,114
 500,000   Prince Georges County,
             Maryland, PCR Refunding,
             (Potomac Electric
             Project),
             5.750% 03/15/10.........  A1       A         523,840
 175,000   Prince Georges County,
             Maryland, Project and
             Refunding Revenue,
             (Dimensions Health
             Corporation), GO,
             5.375% 07/01/14.........  A        NR        165,837
 500,000   Prince Georges County,
             Maryland, Solid Waste
             Management Systems
             Authority Revenue
             Refunding,
             (FSA Insured),
             5.200% 06/15/06.........  Aaa      AAA       510,930
 200,000   Washington County,
             Maryland, Consolidated
             Public Improvement
             Revenue, GO,
             (MBIA Insured),
             5.800% 01/01/15.........  Aaa      AAA       208,462
 320,000   Washington County,
             Maryland, Sanitation
             District Refunding, GO,
             Series F, (FGIC
             Insured),
             5.000% 01/01/04.........  Aaa      AAA       326,384
                                                      -----------
                                                        9,952,174
                                                      -----------
           DISTRICT OF COLUMBIA -- 3.3%
           Washington, D.C.,
             Metropolitan Area
             Transportation Authority
             Revenue Refunding, (FGIC
             Insured):
 100,000   4.900% 01/01/05...........  Aaa      AAA       100,725
 325,000   6.000% 07/01/10...........  Aaa      AAA       353,421
                                                      -----------
                                                          454,146
                                                      -----------

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
 AMOUNT                               MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           GUAM -- 2.2%
$100,000   Government of Guam, GO,
             Series A,
             5.400% 11/15/18.........  NR       BBB   $    90,610
 200,000   Guam Power Authority
             Revenue, Series A,
             6.300% 10/01/22.........  NR       BBB       202,136
                                                      -----------
                                                          292,746
                                                      -----------
           PUERTO RICO -- 12.6%
 700,000   Commonwealth of Puerto
             Rico Highway and
             Transportation
             Authority, Highway
             Revenue, Series T,
             6.500% 07/01/22.........  NR       AAA       794,122
 200,000   Puerto Rico Electric Power
             Authority Revenue
             Refunding, Series U,
             6.000% 07/01/14.........  Baa1     A-        204,548
 250,000   Puerto Rico Housing, Bank
             and Finance Agency
             Revenue, Single-family
             Mortgage Revenue,
             (Affordable Housing
             Mortgage -- Portfolio
             I), AMT, (GNMA/FNMA/
             FHLMC Collateral),
             6.100% 10/01/15.........  Aaa      AAA       254,895
 250,000   Puerto Rico Industrial,
             Medical and
             Environmental Agency,
             Pollution Control
             Facilities Finance
             Authority Revenue,
             Higher Education,
             (Catholic University
             Project), Series A,
             5.600% 12/01/07.........  NR       BBB-      255,038
 200,000   Puerto Rico Industrial,
             Tourist, Educational,
             Medical and
             Environmental Control
             Facilities Financing
             Authority, (Ryder
             Memorial Hospital
             Project), Series A,
             6.600% 05/01/14.........  NR       BBB       205,442
                                                      -----------
                                                        1,714,045
                                                      -----------
           TOTAL MUNICIPAL BONDS AND
             NOTES
             (Cost $11,915,679)......                  12,413,111
                                                       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Maryland Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                         VALUE
 SHARES                                                (NOTE 1)
     ------------------------------------------------------------
                           MONEY MARKET FUNDS -- 7.3%
 679,364   AIM Tax-Exempt Fund.......                 $   679,364
 321,551   Nuveen Tax-Free Money
             Market Fund.............                     321,551
                                                      -----------
           TOTAL MONEY
             MARKET FUNDS
             (Cost $1,000,915).......                   1,000,915
                                                       ==========
TOTAL INVESTMENTS
  (Cost $12,916,594*).......................    98.4%  13,414,026
OTHER ASSETS AND LIABILITIES
  (NET).....................................      1.6     216,460
                                                 ---- -----------
NET ASSETS..................................   100.0% $13,630,486
                                               ====== ===========

---------------
*  Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations North Carolina Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.9%
             NORTH CAROLINA -- 86.1%
$1,000,000   Buncombe County, North
               Carolina, GO,
               5.000% 03/01/02.......  Aa       AA-   $ 1,032,970
   500,000   Charlotte, North
               Carolina, Certificates
               of Participation,
               (Convention Facilities
               Project),
               6.750% 12/01/21.......  Aaa      AAA       572,525
 1,130,000   Charlotte, North
               Carolina, Health Care
               Systems Revenue,
               Refunding, Mecklenburg
               Hospital Authority,
               6.250% 01/01/20.......  Aa       AA      1,176,432
   340,000   Charlotte, North
               Carolina, Public
               Improvement, GO,
               5.300% 04/01/05.......  Aaa      AAA       357,877
 1,000,000   Charlotte, North
               Carolina, Refunding
               GO,
               4.500% 02/01/03.......  Aaa      AAA     1,006,040
 1,000,000   Cleveland County, North
               Carolina, GO, (FGIC
               Insured),
               5.100% 06/01/05.......  Aaa      AAA     1,028,060
   500,000   Concord, North Carolina,
               GO,
               6.200% 06/01/05.......  Aa       A+        547,740
 1,000,000   Fayetteville, North
               Carolina, Public Works
               Commission Revenue
               Refunding, (FGIC
               Insured),
               4.500% 03/01/04.......  Aaa      AAA       989,750
   500,000   Gastonia, North
               Carolina, Water
               Revenue and Street
               Improvement,
               5.200% 04/01/02.......  Aaa      AAA       521,035
 1,185,000   Greensboro, North
               Carolina, Enterprise
               System Revenue, Series
               A,
               6.500% 06/01/04.......  A1       AA-     1,337,521
 2,000,000   Greenville, North
               Carolina, Combined
               Enterprises Revenue,
               6.000% 09/01/10.......  A1       A+      2,088,080
   500,000   Henderson County, North
               Carolina, School and
               Community College, GO,
               6.500% 06/01/08.......  A1       A+        544,830
   750,000   Lower Cape Fear, North
               Carolina, Water and
               Sewer Authority
               Revenue,
               5.200% 03/01/04.......  A        BBB       763,027

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NORTH CAROLINA -- (CONTINUED)
$1,000,000   Martin County, North
               Carolina, Industrial
               Facilities and
               Pollution Control
               Financing Authority
               Revenue,
               8.500% 06/15/99.......  A2       A     $ 1,134,480
 1,000,000   Mecklenburg County,
               North Carolina,
               Industrial Facilities
               and Pollution Control
               Finance Authority
               Revenue Refunding,
               (Fluor Corporation
               Project),
               5.250% 12/01/09.......  NR       A+        990,230
 1,000,000   Mecklenburg County,
               North Carolina,
               Pre-Refunded, Public
               Improvement, Series B,
               6.200% 04/01/06.......  Aaa      AAA     1,106,620
             North Carolina Eastern
               Municipal Power
               Agency:
 2,000,000   Series A,
               7.750% 01/01/12.......  Aaa      BBB+    2,249,140
   800,000   Series C, (AMBAC
               Insured),
               5.250% 01/01/04.......  Aaa      AAA       822,776
             North Carolina Housing
               Finance Agency,
               Single-family Housing,
               Series R:
   880,000   6.350% 03/01/03.........  Aa       A+        937,130
   885,000   6.350% 09/01/03.........  Aa       A+        937,020
             North Carolina Municipal
               Power Agency,
               Refunding #1, Catawba
               Electric Revenue
               Refunding:
 1,000,000   (FGIC Insured),
               5.200% 01/01/00.......  Aaa      AAA     1,033,360
 1,000,000   (FSA Insured),
               5.500% 01/01/01.......  Aaa      AAA     1,048,670
 1,000,000   North Carolina State,
               Educational Authority
               Revenue,
               5.300% 07/01/03.......  A        NR      1,016,180
 2,000,000   North Carolina State,
               GO, Series A,
               6.100% 03/01/01.......  Aaa      AAA     2,177,300
 1,240,000   Pitt County, North
               Carolina, Revenue,
               5.375% 12/01/10.......  Aa       AA-     1,252,574
   750,000   Rutherford County, North
               Carolina, GO, (MBIA
               Insured),
               6.400% 06/01/01.......  Aaa      AAA       828,383
   500,000   Union County, North
               Carolina, School
               District, GO,
               5.800% 03/01/05.......  A1       A+        532,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations North Carolina Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NORTH CAROLINA -- (CONTINUED)
$1,000,000   University of North
               Carolina, Revenue
               Refunding, Utilities
               Systems,
               5.200% 08/01/06.......  Aa       AA    $ 1,026,600
             Wake County, North
               Carolina, GO:
 1,000,000   4.200% 04/01/98.........  Aaa      AAA     1,007,700
 1,000,000   4.700% 04/01/05.........  Aaa      AAA     1,006,710
 1,000,000   Wake County, North
               Carolina, Public
               Improvement
               Revenue GO,
               4.600% 02/01/06.......  Aaa      AAA       990,340
 1,200,000   Wayne County, North
               Carolina, GO,
               4.900% 04/01/05.......  Aaa      AAA     1,213,368
                                                      -----------
                                                       33,277,293
                                                      -----------
             GUAM -- 7.4%
             Government of Guam,
               Series A:
 1,500,000   4.900% 09/01/97.........  NR       BBB     1,511,160
 1,445,000   5.150% 11/15/07.........  NR       BBB     1,328,461
                                                      -----------
                                                        2,839,621
                                                      -----------
             PUERTO RICO -- 1.3%
   500,000   Puerto Rico Industrial,
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, (Ryder
               Memorial Hospital
               Project), Series A,
               6.600% 05/01/14.......  NR       BBB       513,605
                                                      -----------

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             WASHINGTON -- 3.1%
$1,150,000   Washington State Public
               Power Supply, System
               Revenue Refunding,
               (Nuclear Project
               Number 2), Series A,
               5.800% 07/01/07.......  Aa       AA    $ 1,199,243
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $36,151,873)....                  37,829,762
                                                       ==========
  SHARES
-----------------------------------------------------------------
MONEY MARKET FUND -- 0.6%
  (Cost $241,010)
   241,010   AIM Tax-Exempt Fund.............             241,010
                                                       ----------
TOTAL INVESTMENTS
  (Cost $36,392,883*)........................     98.5%  38,070,772
OTHER ASSETS AND LIABILITIES
  (NET)......................................      1.5      584,432
                                                 ------ -----------
NET ASSETS...................................    100.0% $38,655,204
                                                 ====== ===========

---------------

* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
FGIC      Federal Guaranty Insurance Corporation
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations North Carolina Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
                   MUNICIPAL BONDS AND NOTES -- 97.2%
             NORTH CAROLINA -- 90.8%
$1,000,000   Buncombe County, North
               Carolina, Metropolitan
               Sewer District, Sewer
               System Revenue, Pre-
               refunded, Series B,
               6.750% 07/01/22.......  Aaa      NR    $ 1,152,420
 1,500,000   Charlotte, North
               Carolina, Health Care
               System Revenue
               Refunding,
               Mecklenburg Hospital
               Authority,
               6.250% 01/01/20.......  Aa       AA      1,561,635
 1,000,000   Charlotte, North
               Carolina, Public
               Improvement, GO,
               5.300% 04/01/05.......  Aaa      AAA     1,052,580
 1,750,000   Fayetteville, North
               Carolina, Public Works
               Commission Revenue
               Refunding,
               (FGIC Insured),
               4.750% 03/01/14.......  Aaa      AAA     1,624,613
 3,000,000   Martin County, North
               Carolina, Industrial
               Facilities and
               Pollution Control
               Financing Authority
               Revenue, Solid Waste
               Disposal, AMT,
               (Weyerhaeuser
               Company),
               5.650% 12/01/23.......  A2       A       2,917,830
 1,000,000   Mecklenburg County,
               North Carolina,
               Industrial Facilities
               and Pollution Control
               Finance Authority
               Revenue Refunding,
               (Fluor Corporation
               Project),
               5.250% 12/01/09.......  A2       A         990,230
 1,000,000   Mecklenburg County,
               North Carolina,
               Refunding, GO,
               5.400% 03/01/00.......  Aaa      AAA     1,050,200
 1,000,000   Monroe, North Carolina,
               Combined Enterprise
               System Revenue,
               6.000% 03/01/14.......  A        A       1,033,140
 1,000,000   Morganton, North
               Carolina, Water and
               Sewer Revenue, GO,
               (FGIC Insured),
               5.600% 06/01/10.......  Aaa      AAA     1,044,750
 1,050,000   New Hanover County,
               North Carolina,
               Hospital Revenue, (New
               Hanover Regional
               Medical Center
               Project),
               (AMBAC Insured),
               4.750% 10/01/13.......  Aaa      AAA       973,539

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NORTH CAROLINA -- (CONTINUED)
$1,000,000   New Hanover County,
               North Carolina,
               Industrial Facilities
               and Pollution Control
               Financing Authority,
               AMT, (Solid Waste
               Disposal, Occidental
               Petroleum Corporation
               Project),
               6.500% 08/01/14.......  Baa3     BBB   $ 1,034,100
 1,000,000   North Carolina Eastern
               Municipal Power
               Agency, Power Systems
               Revenue Refunding,
               Series B,
               6.000% 01/01/06.......  A        BBB+    1,019,640
             North Carolina Housing
               Finance Agency:
 1,460,000   Multi-family Revenue,
               Federal Housing
               Authority Insured
               Mortgage,
               5.350% 09/01/14.......  Aa       AA      1,380,576
   830,000   Series U,
               6.700% 03/01/18.......  Aa       A+        873,633
 1,000,000   Single-family Revenue,
               Series W,
               6.200% 09/01/09.......  Aa       A+      1,057,410
             North Carolina Medical
               Care Commission,
               Hospital Revenue
               Refunding:
   800,000   (Carolina MediCorp
               Project),
               5.500% 05/01/15.......  Aa       AA        793,368
 1,000,000   (Presbyterian Health
               Service Project),
               5.500% 10/01/14.......  Aa       AA        998,410
 1,000,000   (Rex Hospital Project),
               6.250% 06/01/17.......  A1       A+      1,068,670
 1,000,000   North Carolina Municipal
               Power Agency,
               Refunding #1,
               Catawba Electric
               Revenue Refunding,
               (FSA Insured),
               6.200% 01/01/18.......  Aaa      AAA     1,048,750
 1,500,000   Onslow County, North
               Carolina, Combined
               Enterprise System
               Revenue,
               (MBIA Insured),
               5.875% 06/01/09.......  Aaa      AAA     1,594,875
 1,000,000   Orange County, North
               Carolina, GO,
               5.500% 02/01/14.......  Aa1      AA+     1,030,130
 1,500,000   Wake County, North
               Carolina, Hospital
               Revenue,
               (MBIA Insured),
               5.125% 10/01/26.......  Aaa      AAA     1,425,330

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations North Carolina Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NORTH CAROLINA -- (CONTINUED)
$1,000,000   Wilmington, North
               Carolina, Water
               Authority, GO,
               5.700% 06/01/15.......  A1       A+    $ 1,043,700
 1,000,000   Winston-Salem, North
               Carolina, Water and
               Sewer Systems Revenue,
               Series B,
               5.600% 06/01/14.......  Aa       AA+     1,016,970
                                                      -----------
                                                       28,786,499
                                                      -----------
             GUAM -- 2.9%
 1,000,000   Government of Guam, GO,
               Series A,
               5.200% 11/15/08.......  NR       BBB       915,960
                                                      -----------
             PUERTO RICO -- 3.5%
   500,000   Puerto Rico Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable Housing
               Mortgage - Portfolio
               I), AMT, (GNMA/FNMA/
               FHLMC Collateral),
               6.250% 04/01/29.......  Aaa      AAA       509,300
   600,000   Puerto Rico Industrial,
               Medical and
               Environmental Agency,
               Pollution Control
               Facilities Finance
               Authority Revenue,
               Higher Education,
               (Catholic University
               Project), Series A,
               5.600% 12/01/07.......  NR       BBB-      612,090
                                                      -----------
                                                        1,121,390
                                                      -----------
             TOTAL MUNICIPAL
               BONDS AND NOTES
               (Cost $29,626,714)....                  30,823,849
                                                      ===========

                                                         VALUE
  SHARES                                               (NOTE 1)
-----------------------------------------------------------------
MONEY MARKET FUND -- 1.1%
  (Cost $338,000)
   338,000   AIM Tax-Exempt Fund.............            $   338,000
                                                         ===========
TOTAL INVESTMENTS
  (Cost $29,964,714*)........................   98.3%     31,161,849
OTHER ASSETS AND LIABILITIES
  (NET)......................................     1.7        528,981
                                                -----    ===========
NET ASSETS...................................   100.0%   $31,690,830
                                                =====    ===========

---------------

*  Aggregate cost for Federal tax purposes was $29,967,605.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.6%
             SOUTH CAROLINA -- 98.6%
$  500,000   Anderson County, South
               Carolina, Revenue
               Refunding, GO,
               6.400% 04/01/03.......  A        A     $   551,540
   500,000   Beaufort County, South
               Carolina, School
               District, GO, (AMBAC
               Insured),
               6.250% 02/01/01.......  Aaa      AAA       541,835
 1,000,000   Berkeley County, South
               Carolina, Refunding
               and Improvement
               Authority, (FGIC
               Insured),
               5.300% 05/01/04.......  Aaa      AAA     1,044,820
   500,000   Berkeley County, South
               Carolina, Water and
               Sewer Authority
               Revenue,
               (MBIA Insured),
               6.100% 06/01/98.......  Aaa      AAA       524,530
             Charleston County, South
               Carolina, Hospital
               Facilities, Revenue
               Refunding and
               Improvement, (Medical
               Society Health
               Project), (MBIA
               Insured):
   500,000   5.000% 10/01/99.........  Aaa      AAA       512,405
 1,000,000   6.000% 10/01/09.........  Aaa      AAA     1,047,360
 1,000,000   Charleston County, South
               Carolina, Park and
               Recreation Commission
               District, GO,
               4.900% 02/01/99.......  Aa       AA-     1,023,500
 1,040,000   Charleston County, South
               Carolina, Solid Waste
               User Fee Revenue,
               (MBIA Insured),
               5.800% 01/01/06.......  Aaa      AAA     1,110,325
   500,000   Chester County, South
               Carolina, School
               District, GO,
               6.100% 02/01/01.......  NR       A         541,360
             Columbia, South
               Carolina, Waterworks
               and Sewer System
               Revenue:
 2,700,000   Capital appreciation,
             Zero coupon 02/01/03+...  Aa       AA      1,939,896
   855,000   6.200% 02/01/99.........  Aa       AA        906,497
 1,250,000   5.500% 02/01/09.........  Aa       AA      1,286,537
 1,000,000   Darlington County, South
               Carolina, Industrial
               Development Revenue,
               (Nucor Corporation
               Project), Series A,
               5.750% 08/01/23.......  A1       AA-       978,240
 1,250,000   Florence, South
               Carolina, Water and
               Sewer Revenue
               Refunding #002,
               (AMBAC Insured),
               5.150% 03/01/06.......  Aaa      AAA     1,272,000

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
$1,000,000   Georgetown County, South
               Carolina, PCR,
               (International Paper
               Company Project),
               6.250% 06/15/05.......  A3       A-    $ 1,081,720
             Grand Strand Water and
               Sewer Authority
               Revenue Refunding,
               (MBIA Insured):
 1,000,000   5.900% 06/01/01.........  Aaa      AAA     1,066,570
 1,950,000   6.300% 06/01/05.........  Aaa      AAA     2,138,077
 1,000,000   Greenville, South
               Carolina, Hospital
               Facilities Revenue
               Refunding, Series C,
               5.300% 05/01/04.......  NR       AA-     1,024,160
 1,885,000   Greenwood, South
               Carolina, Combined
               Public Utilities,
               Revenue Refunding and
               Improvement,
               (AMBAC Insured),
               5.500% 12/01/06.......  Aaa      AAA     1,972,068
             Lancaster County, South
               Carolina, School
               District, GO, (MBIA
               Insured):
   600,000   5.900% 07/01/01.........  Aaa      AAA       645,654
   500,000   6.500% 07/01/07.........  Aaa      AAA       552,110
             Medical University of
               South Carolina,
               Hospital Facilities
               Revenue, Series A:
   500,000   6.400% 07/01/99.........  A        A+        531,865
             Refunding:
   500,000   7.000% 07/01/01.........  A        A+        554,280
 1,000,000   7.000% 07/01/02.........  A        A+      1,102,890
 2,500,000   7.200% 07/01/05.........  A        A+      2,776,800
 1,750,000   North Charleston, South
               Carolina, Refunding,
               GO,
               5.600% 08/01/07.......  A        AA-     1,830,973
 1,000,000   Oconee County, South
               Carolina, PCR,
               Refunding, (Duke Power
               Company Project),
               5.800% 04/01/14.......  Aa2      AA-     1,010,680
 1,500,000   Oconee County, South
               Carolina, School
               District, Refunding,
               Series B,
               6.000% 03/01/99.......  A        A       1,576,980
             Piedmont Municipal Power
               Agency, Revenue Bonds,
               (South Carolina
               Electric Company
               Project):
 2,000,000   5.400% 01/01/99.........  A        BBB     2,023,100
 1,600,000   (MBIA Insured),
               6.000% 01/01/05.......  Aaa      AAA     1,746,128

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
$1,215,000   Richland County, South
               Carolina, Hospital
               Facilities Revenue
               Refunding, (Providence
               Hospital Project),
               (CGIC Insured),
               4.700% 10/01/02.......  Aaa      AAA   $ 1,220,565
             Richland County, South
               Carolina, PCR, (Union
               Camp Corporation
               Project), Series C:
 2,000,000   5.875% 11/01/02.........  A1       A-      2,107,180
 1,000,000   6.350% 11/01/07.........  A1       A-      1,103,460
             Richland County, South
               Carolina, Revenue
               Refunding and
               Improvement:
   500,000   5.750% 12/01/99.........  Aa       AA        529,225
 2,120,000   Series B,
               4.850% 03/01/04.......  Aa       AA      2,148,641
 1,590,000   Richland County, South
               Carolina, School
               District, No. 2,
               Refunding, Series A,
               (MBIA Insured),
               4.900% 03/01/04.......  Aaa      AAA     1,611,433
             Rock Hill, South
               Carolina, School
               District, No. 3,
               Refunding, Series B,
               (FGIC Insured):
   500,000   5.800% 02/01/01.........  Aaa      AAA       531,545
 1,910,000   5.900% 02/01/02.........  Aaa      AAA     2,041,924
             South Carolina State
               Housing Finance and
               Development Authority:
 1,000,000   Homeownership Mortgage
               Purchase, Series A,
               5.550% 07/01/15.......  Aa       AA      1,003,920
             Multi-family Housing
               Revenue:
 1,000,000   Series A, (FHA/VA/
               Private Mortgages
               Insured),
               6.800% 11/15/11.......  Aaa      NR      1,061,960
 5,000,000   (United Dominion
               Project),
               6.500% 05/01/04.......  NR       BBB+    5,220,250
   950,000   Rental Housing Revenue,
               (Windsor Shores
               Project), Series B,
               (FHA/VA/Private
               Mortgages Insured),
               5.600% 07/01/16.......  NR       AA        915,135

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
             South Carolina State
               Jobs -- Economic
               Development Authority,
               Hospital Facilities
               Revenue Refunding,
               (AMBAC Insured) --
               (continued):
$1,000,000   5.450% 08/01/15.........  Aaa      AAA   $   975,200
             (Mary Black Memorial
               Hospital Inc.
               Project):
 1,000,000   5.200% 10/01/04.........  Aaa      AAA     1,027,010
 1,000,000   5.300% 10/01/05.........  Aaa      AAA     1,029,280
             South Carolina State
               Public Service
               Authority, Revenue
               Bonds:
 1,000,000   Series A,
               5.200% 07/01/03.......  Aa       A+      1,030,270
 1,000,000   Series B,
               6.600% 07/01/01.......  Aaa      AAA     1,110,470
 1,000,000   Series C,
               7.200% 07/01/06.......  Aa       AA-     1,034,700
 1,750,000   South Carolina State
               Revenue Bonds, GO,
               Series W,
               6.000% 05/01/01.......  Aaa      AA+     1,896,790
 1,005,000   Spartanburg County,
               South Carolina, GO,
               5.700% 02/01/06.......  A1       A+      1,066,787
 1,000,000   Spartanburg, South
               Carolina, Waterworks
               and Sewer System
               Authority, Revenue
               Refunding &
               Improvement,
               6.200% 06/01/09.......  A1       AA-     1,059,470
   560,000   Summerville, South
               Carolina, Water and
               Sewer Authority
               Revenue,
               6.050% 09/01/00.......  A        A-        601,182
   745,000   Sumter County, South
               Carolina, School
               District, No. 17,
               7.000% 03/01/97.......  A        A         765,309
 1,000,000   York County, South
               Carolina, Industrial
               Development Revenue,
               Exempt Facility,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.700% 01/01/24.......  A2       A+        971,330
             York County, South
               Carolina, PCR
               Refunding, (Bowater
               Inc. Project):
   560,000   Series A,
               7.400% 01/01/10.......  Baa1     BBB       601,670
 1,900,000   Series B,
               6.850% 04/01/01.......  Baa1     BBB     2,037,883

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations South Carolina Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
      ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
$  500,000   York County, South
               Carolina, School
               District, No. 3, GO,
               Series B,
               5.700% 07/01/97.......  Ba       A     $   512,145
   500,000   York County, South
               Carolina, Water and
               Sewer Revenue,
               6.125% 12/01/08.......  NR       NR        524,580
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $67,953,711)....                  70,654,214
                                                       ==========

  SHARES
---------
MONEY MARKET FUND -- 0.2%
  (Cost $152,275)
   152,275   AIM Tax-Exempt Fund.............             152,275
                                                       ==========
TOTAL INVESTMENTS
  (Cost $68,105,986*)........................     98.8%  70,806,489
OTHER ASSETS AND LIABILITIES
  (NET)......................................       1.2     885,753
                                                   ---- -----------
NET ASSETS...................................    100.0% $71,692,242
                                                ======   ==========

---------------

* Aggregate cost for Federal tax purposes.

+ Yield to maturity is 4.815%.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
CGIC      Capital Guaranty Insurance Corporation
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
VA        Veterans Administration
Nations South Carolina Intermediate Municipal Bond Fund had
  the following insurance concentration greater than 10% at
November 30, 1995 (as a percentage of net assets):
MBIA      13.1%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations South Carolina Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                           RATING
PRINCIPAL                                (UNAUDITED)      VALUE
  AMOUNT                               MOODY'S    S&P   (NOTE 1)
      ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.0%
             SOUTH CAROLINA -- 86.5%
$  340,000   Beaufort County, South
               Carolina, GO, (MBIA
               Insured),
               5.600% 12/01/08........  Aaa      AAA   $   351,281
   750,000   Berkeley County, South
               Carolina, PCR, (South
               Carolina Electric and
               Gas Company),
               6.500% 10/01/14........  A2       A1+       803,258
   500,000   Charleston, South
               Carolina, GO,
               6.500% 06/01/11........  Aa       AA        542,810
   500,000   Charleston County, South
               Carolina, Hospital
               Facilities Revenue,
               (Bon Secours Health
               Systems Project), (FSA
               Insured),
               5.625% 08/15/25........  Aaa      AAA       499,595
   500,000   Chester County, South
               Carolina, Industrial
               Development Authority
               Revenue Refunding,
               (Springs Industries
               Inc. Project),
               7.350% 02/01/14........  NR       BBB+      533,720
   500,000   Clemson University, South
               Carolina, Stadium
               Refunding Bonds,
               Student and Faculty
               Housing, Series M,
               (MBIA Insured),
               6.600% 06/01/08........  Aaa      AAA       550,935
   450,000   Columbia, South Carolina,
               GO, Series A,
               6.500% 02/01/12........  Aa       AA        483,295
   750,000   Columbia, South Carolina,
               Waterworks and Sewer
               System Revenue,
               5.500% 02/01/09........  Aa       AA        771,923
             Darlington County, South
               Carolina, Industrial
               Development Revenue:
 1,000,000   (Nucor Corporation
               Project), Series A,
               5.750% 08/01/23........  A1       AA-       978,240
   500,000   (Sonoco Products Company
               Project),
               6.125% 06/01/25........  A2       A+        511,815
   300,000   Darlington County, South
               Carolina, PCR,
               (Carolina Power & Light
               Company),
               6.600% 11/01/10........  A2       A1+       321,522
   500,000   Dorchester County, South
               Carolina, School
               District No. 002, GO,
               (FGIC Insured),
               4.800% 07/01/25........  Aaa      AAA       501,885

                                           RATING
PRINCIPAL                                (UNAUDITED)      VALUE
  AMOUNT                               MOODY'S    S&P   (NOTE 1)
      ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
$  500,000   Georgetown County, South
               Carolina, PCR,
               (International Paper
               Company Project),
               6.250% 06/15/05........  A3       A-    $   540,860
   400,000   Greenville, South
               Carolina, Hospital
               Facilities Revenue
               Refunding, Series C,
               5.500% 05/01/11........  NR       AA-       402,024
   250,000   Myrtle Beach, South
               Carolina, GO,
               5.400% 03/01/11........  A1       A+        251,740
   500,000   Oconee County, South
               Carolina, PCR,
               Refunding, (Duke Power
               Company Project),
               5.800% 04/01/14........  Aa2      AA-       505,340
   500,000   Richland County, South
               Carolina, Hospital
               Facilities Revenue
               Refunding, (Providence
               Hospital Project),
               (CGIC Insured),
               5.250% 10/01/10........  Aaa      AAA       499,450
   525,000   Richland County, South
               Carolina, Sewer System
               Revenue, GO, Series A,
               5.500% 03/01/17........  Aa       AA        533,001
   500,000   Richland County, South
               Carolina, Waste
               Disposal Facilities
               Revenue Refunding,
               (Union Camp Corporation
               Project), Series A,
               AMT,
               6.750% 05/01/22........  A1       A-        526,160
             South Carolina State,
               Housing Finance and
               Development Authority,
               Series A:
   300,000   Homeownership Mortgage
               Purchase,
               6.375% 07/01/16........  Aa       AA        308,703
   250,000   Homeownership Mortgage
               Revenue,
               (FHA/VA/Private
               Mortgages Insured),
               7.625% 07/01/14........  Aa       AA        267,792
             South Carolina State,
               Jobs-Economic
               Development Authority,
               Health Facilities
               Revenue:
   500,000   First Mortgage, (Lowman
               Home-Trinity Lutheran
               Home Project),
               6.700% 09/01/20........  NR       NR        501,125
   500,000   (South Carolina Baptist
               Hospital), (AMBAC
               Insured),
               5.450% 08/01/15........  Aaa      AAA       487,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations South Carolina Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                           RATING
PRINCIPAL                                (UNAUDITED)      VALUE
  AMOUNT                               MOODY'S    S&P   (NOTE 1)
      ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             SOUTH CAROLINA -- (CONTINUED)
$  615,000   South Carolina State
               Public Service
               Authority Revenue
               Bonds, Series C,
               5.125% 01/01/32........  Aa       A+    $   560,222
   500,000   York County, South
               Carolina, GO, (AMBAC
               Insured),
               4.750% 06/01/07........  Aaa      AAA       490,450
   500,000   York County, South
               Carolina, Industrial
               Development Revenue,
               Exempt Facility,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.700% 01/01/24........  A2       A+        485,665
   350,000   York County, South
               Carolina, PCR
               Refunding, (Bowater
               Inc. Project), Series
               A,
               7.400% 01/01/10........  Baa1     BBB       376,043
                                                       -----------
                                                        13,586,454
                                                       -----------
             GUAM -- 5.3%
   350,000   Government of Guam, GO,
               Series A,
               5.200% 11/15/08........  NR       BBB       320,586
   500,000   Guam Airport Authority
               Revenue, Series A,
               5.600% 10/01/00........  NR       BBB       507,990
                                                       -----------
                                                           828,576
                                                       -----------
             PUERTO RICO -- 4.2%
   650,000   Puerto Rico Industrial,
               Medical and
               Environmental Agency,
               Pollution Control
               Facilities Finance
               Authority Revenue,
               Higher Education,
               (Catholic University
               Project), Series A,
               5.600% 12/01/07........  NR       BBB-      663,098
                                                       -----------
             TOTAL MUNICIPAL BONDS AND
               NOTES
               (Cost $14,506,033).....                  15,078,128
                                                        ==========

                                                          VALUE
  SHARES                                                (NOTE 1)
      ------------------------------------------------------------
MONEY MARKET FUND -- 2.5%
  (Cost $402,265)
   402,265   AIM Tax-Exempt Fund..............         $   402,265
                                                       ===========
TOTAL INVESTMENTS
  (Cost $14,908,298*)........................  98.5%    15,480,393
OTHER ASSETS AND LIABILITIES
  (NET)......................................    1.5       229,731
                                               -----   -----------
NET ASSETS...................................  100.0%  $15,710,124
                                               =====   ===========

---------------

* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
CGIC      Capital Guaranty Insurance Corporation
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
VA        Veterans Administration

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tennessee Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.8%
             TENNESSEE -- 80.9%
             Anderson County,
               Tennessee, Health and
               Educational Facilities
               Board, (Methodist
               Medical Center):
$  585,000   5.000% 07/01/01.........  A1       NR    $   593,997
 1,000,000   5.400% 07/01/04.........  A1       NR      1,019,890
   600,000   Bristol, Tennessee,
               Water and Sewer
               Authority Revenue,
               5.000% 07/01/00.......  A        NR        615,534
             Chattanooga-Hamilton
               County, Tennessee,
               Hospital Authority
               Revenue, GO, (Erlanger
               Medical Center), (FSA
               Insured):
   500,000   5.000% 10/01/00.........  Aaa      AAA       514,665
   500,000   5.375% 10/01/04.........  Aaa      AAA       520,470
   650,000   Hamilton County,
               Tennessee, GO,
               5.000% 07/01/01.......  Aa       NR        670,728
   500,000   Knox County, Tennessee,
               GO,
               5.350% 03/01/08.......  Aa       AA        507,650
   500,000   Madison County,
               Tennessee, GO, Series
               A,
               5.850% 08/01/03.......  A1       NR        535,975
   500,000   Maury County, Tennessee,
               Industrial Development
               Board, PCR, Multi-
               Modal Refunding,
               (Saturn Corporation
               Project), General
               Motors Guaranty
               Agreement,
               6.500% 09/01/24.......  A3       BBB+      528,885
   800,000   McMinn County,
               Tennessee, Industrial
               Development Board,
               PCR, (Bowater Inc.),
               6.850% 04/01/01.......  Baa1     BBB       867,720
             Memphis, Tennessee,
               Electric System
               Revenue:
               Refunding,
   500,000   5.000% 01/01/99.........  Aa       AA        512,320
             Pre-refunded:
   235,000   6.750% 01/01/03.........  NR       NR        257,372
   500,000   4.900% 01/01/11.........  Aa       AA        479,785
   700,000   Memphis, Tennessee, GO,
               Series A,
               Pre-Refunded,
               6.800% 07/01/09.......  NR       AA        758,499
 1,500,000   Memphis, Tennessee,
               Water Revenue,
               5.900% 01/01/04.......  Aa       AA      1,624,050
   750,000   Metropolitan Government,
               Nashville and Davidson
               County, Tennessee,
               Refunding, GO,
               5.250% 05/15/07.......  Aaa      AAA       774,787

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TENNESSEE -- (CONTINUED)
             Shelby County,
               Tennessee, Health,
               Education and Housing
               Facility Board:
$  500,000   6.250% 08/01/09.........  Aaa      AAA   $   550,865
   520,000   Series D, (MBIA
               Insured),
               5.300% 08/15/04.......  Aaa      AAA       545,839
             Tennessee Housing
               Development Agency,
               Mortgage Finance:
   200,000   Series A,
               6.300% 01/01/08.......  A1       A+        206,060
   300,000   Series B,
               6.550% 07/01/19.......  A1       A+        310,395
   305,000   Tennessee State, GO,
               Series A,
               7.000% 03/01/05.......  Aaa      AA+       358,369
   750,000   Tennessee State, Local
               Development Revenue,
               Series A,
               5.750% 03/01/11.......  A        AA-       772,155
   500,000   Tennessee State,
               Volunteer State
               Student Funding
               Corporation,
               Educational Loan
               Revenue, Series B,
               4.850% 06/01/99.......  Aa       NR        503,680
   730,000   Williamson County,
               Tennessee, Capital
               Outlay Notes,
               5.700% 05/01/02.......  Aa       NR        777,501
                                                      -----------
                                                       14,807,191
                                                      -----------
             PUERTO RICO -- 15.9%
   300,000   Commonwealth of Puerto
               Rico, GO, Pre-
               Refunded,
               7.700% 07/01/20.......  NR       AAA       348,603
   600,000   Puerto Rico, Electric
               Power Authority
               Revenue, Series P,
               6.750% 07/01/03.......  Baa1     A-        667,158
   600,000   Puerto Rico, Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable Housing
               Mortgage Portfolio I),
               AMT, (GNMA/FNMA/ FHLMC
               Collateral),
               5.450% 04/01/05.......  Aaa      AAA       614,460
   500,000   Puerto Rico, Industrial,
               Medical and
               Environmental Agency
               Facilities Financing
               Authority Revenue,
               Series A, (Intel
               Corporation Project),
               4.000% 09/01/13+......  A2       A+        497,785

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tennessee Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             PUERTO RICO -- (CONTINUED)
$  750,000   Puerto Rico, Industrial,
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, (Ryder
               Memorial Hospital
               Project), Series A,
               6.400% 05/01/09.......  NR       BBB   $   784,179
                                                      -----------
                                                        2,912,185
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $17,132,524)....                  17,719,376
                                                      ===========
MONEY MARKET FUND -- 4.2%
  (Cost $772,413)
   772,413   AIM Tax-Exempt Fund.............         $   772,413
                                                      ===========
  TOTAL INVESTMENTS
    (Cost $17,904,937*)....................  101.0%   18,491,789
  OTHER ASSETS AND LIABILITIES
    (NET)..................................   (1.0)     (184,161)
                                             -----   -----------
  NET ASSETS...............................  100.0%  $18,307,628
                                             =====   ===========

---------------

* Aggregate cost for Federal tax purposes.

+ Variable rate note. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

AMT       Alternative Minimum Tax
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Tennessee Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                           RATING
PRINCIPAL                                (UNAUDITED)     VALUE
 AMOUNT                                MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.4%
           TENNESSEE -- 84.2%
$250,000   Chattanooga-Hamilton
             County, Tennessee,
             Hospital Authority
             Revenue, GO, (Erlanger
             Medical Center),
             (FSA Insured),
             5.500% 10/01/07..........  Aaa      AAA   $  259,010
 145,000   Clarksville, Tennessee,
             Water, Sewer and Gas
             Authority Revenue
             Refunding and
             Improvement,
             (MBIA Insured),
             6.125% 02/01/12..........  Aaa      AAA      153,625
 500,000   Humphreys County,
             Tennessee, Industrial
             Development Board, Solid
             Waste Disposal Revenue,
             (du Pont (E.I.) de
             Nemours & Company
             Project), AMT,
             6.700% 05/01/24..........  Aa3      AA-      529,975
           Knox County, Tennessee,
             Health, Educational and
             Housing Facilities Board,
             Hospital Facilities
             Revenue Refunding:
 100,000   (Mercy Health System),
             Series B,
             (AMBAC Insured),
             5.600% 09/01/07..........  Aaa      AAA      104,657
 300,000   (Sanders Alliance Project),
             (MBIA Insured),
             7.250% 01/01/09..........  Aaa      AAA      358,947
 300,000   Knoxville, Tennessee,
             Electric Revenue, Series
             R,
             5.450% 07/01/08..........  Aa       AA       307,092
           Knoxville, Tennessee, Water
             Authority Revenue,
             Refunding & Improvement:
 250,000   5.100% 04/01/10............  Aa       AA-      245,990
 150,000   Series M,
             5.250% 03/01/12..........  Aa       AA       148,212
 200,000   Loudon County, Tennessee,
             Industrial Development
             Board, Solid Waste
             Disposal Revenue,
             (Kimberly-Clark
             Corporation Project),
             6.200% 02/01/23..........  Aa2      AA       203,334
 250,000   Maury County, Tennessee,
             Industrial Development
             Board, PCR, Multi-Modal
             Refunding, (Saturn
             Corporation Project),
             General Motors Guaranty
             Agreement,
             6.500% 09/01/24..........  A3       BBB+     264,442

                                           RATING
PRINCIPAL                                (UNAUDITED)     VALUE
 AMOUNT                                MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           TENNESSEE -- (CONTINUED)
$250,000   McMinn County, Tennessee,
             Industrial Development
             Board, Solid Waste
             Recycling Facility
             Revenue, (Calhoun
             Newsprint Project), AMT,
             7.400% 12/01/22..........  Baa1     BBB   $  272,778
 300,000   Memphis, Tennessee,
             Electric System Revenue
             Refunding, Pre-refunded,
             4.900% 01/01/11..........  Aa       AA       287,871
 300,000   Memphis, Tennessee, GO,
             5.250% 03/01/12..........  Aa       AA       298,677
           Memphis-Shelby County,
             Tennessee, Airport
             Authority, Special
             Facilities and Project
             Revenue Refunding,
             (Federal Express
             Corporation Project),
             AMT:
 250,000   6.750% 09/01/12............  Baa2     BBB      265,565
 100,000   6.200% 07/01/14............  Baa2     BBB      101,727
           Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health
             and Education Facilities
             Board Revenue:
 250,000   (Meharry Medical College
             Project),
             (AMBAC Insured),
             7.000% 12/01/11..........  Aaa      AAA      289,295
 200,000   (Vanderbilt University),
             Series A,
             6.000% 10/01/16..........  Aa       AA       206,906
 250,000   Metropolitan Government,
             Nashville and Davidson
             County, Tennessee,
             Revenue Refunding, GO,
             5.250% 05/15/07..........  Aa       AA       258,262
 300,000   Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water
             and Sewer Revenue,
             (FGIC Insured),
             5.200% 01/01/13..........  Aaa      AAA      298,977
 200,000   Putnam County, Tennessee,
             GO, (MBIA Insured),
             5.125% 04/01/11..........  Aaa      AAA      196,548
 500,000   Rutherford County,
             Tennessee, GO,
             (MBIA Insured),
             Zero coupon 05/01/15+....  Aaa      AAA      165,485
 245,000   Shelby County, Tennessee,
             Compounded Interest,
             Public Improvement, GO,
             Series A,
             Zero coupon 05/01/09++...  Aa       AA+      118,039

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Tennessee Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                           RATING
PRINCIPAL                                (UNAUDITED)     VALUE
 AMOUNT                                MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           TENNESSEE -- (CONTINUED)
$200,000   Shelby County, Tennessee,
             Health, Education and
             Housing Facilities Board,
             Hospital Revenue,
             (MBIA Insured),
             5.250% 08/01/15..........  Aaa      AAA   $  195,430
 240,000   Shelby County, Tennessee,
             School Bonds, GO, Series
             A,
             5.900% 03/01/15..........  Aa       AA+      249,677
 100,000   Sullivan County, Tennessee,
             Health, Education and
             Housing Facilities Board
             Revenue, (Holston Valley
             Health Care Hospital),
             (MBIA Insured),
             5.750% 02/15/20..........  Aaa      AAA      100,558
 250,000   Sumner County, Tennessee,
             Health, Education and
             Housing Facilities Board
             Revenue Refunding,
             (Sumner Regional Health
             System Inc.),
             7.000% 11/01/03..........  NR       A-       273,917
 250,000   Tennessee State, GO, Series
             A,
             7.000% 03/01/05..........  Aaa      AA+      293,745
                                                       ----------
                                                        6,448,741
                                                       ----------
           GUAM -- 5.4%
 175,000   Government of Guam, GO,
             Series A,
             5.400% 11/15/18..........  NR       BBB      158,567
 250,000   Guam Power Authority
             Revenue, Series A,
             6.300% 10/01/22..........  NR       BBB      252,670
                                                       ----------
                                                          411,237
                                                       ----------
           PUERTO RICO -- 7.8%
 300,000   Puerto Rico Industrial,
             Tourist, Educational,
             Medical and Environmental
             Control, Facilities
             Financing Authority,
             (Ryder Memorial Hospital
             Project), Series A,
             6.600% 05/01/14..........  NR       BBB      308,163

                                           RATING
PRINCIPAL                                (UNAUDITED)     VALUE
 AMOUNT                                MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
           PUERTO RICO -- (CONTINUED)
$300,000   Puerto Rico Public Building
             Authority, Guaranteed
             Public Education and
             Health Facilities Revenue
             Refunding, Series M,
             5.500% 07/01/21..........  Baa1     A     $  290,778
                                                       ----------
                                                          598,941
                                                       ----------
           TOTAL MUNICIPAL BONDS AND
             NOTES
             (Cost $7,092,614)........                  7,458,919
                                                        =========
 SHARES
-------
MONEY MARKET FUND -- 0.5%
  (Cost $35,841)
  35,841   AIM Tax-Exempt Fund................             35,841
                                                        =========
TOTAL INVESTMENTS
    (Cost $7,128,455*)...................   97.9%      7,494,760
OTHER ASSETS AND LIABILITIES
    (NET)................................    2.1         159,299
                                           -----     -----------
NET ASSETS...............................  100.0%    $ 7,654,059
                                           =====     ===========

---------------

 * Aggregate cost for Federal tax purposes.

 + Yield to maturity is 5.890%.

++ Yield to maturity is 5.870%.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
Nations Tennessee Municipal Bond Fund had the following
  insurance concentration greater than 10% at November 30,
1995 (as a percentage of net assets):
MBIA      15.3%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Texas Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.4%
             TEXAS -- 80.7%
$1,000,000   Alief, Texas,
               Independent School
               District, GO,
               Zero coupon
               02/15/01+.............  Aaa      AAA   $   789,420
 1,000,000   Alliance Airport
               Authority Inc., Texas,
               Special Facilities
               Revenue, (American
               Airlines Inc.
               Project),
               7.000% 12/01/11.......  Baa2     BB+     1,095,440
   750,000   Amarillo Texas Junior
               College District, GO,
               (FGIC Insured),
               7.600% 02/15/06.......  Aaa      AAA       900,285
 2,000,000   Arlington, Texas,
               Independent School
               District, GO,
               (PSFG Insured),
               5.800% 02/15/02.......  NR       NR      2,143,397
 1,000,000   Arlington, Texas,
               Waterworks and Sewer
               Authority Revenue,
               (FGIC Insured),
               6.000% 06/01/00.......  Aaa      AAA     1,068,920
 1,100,000   Austin, Texas, GO,
               Series A,
               8.875% 09/01/00.......  Aa       AA      1,314,808
   995,000   Bell County, Texas,
               Health Facilities
               Development, Corporate
               Revenue Refunding,
               (Central Texas Pooled
               Health), Series A,
               4.750% 10/01/23.......  NR       AA        997,557
 1,000,000   Brazos, Texas, Higher
               Education Authority
               Inc., Revenue
               Refunding, Series A-2,
               AMT,
               6.050% 06/01/03.......  Aaa      NR      1,067,600
   500,000   Denton, Texas, Health
               Facilities
               Development,
               Refunding,
               6.000% 05/01/05.......  Aaa      AAA       540,295
 1,050,000   Garland, Texas,
               Independent School
               District, GO,
               (PSFG Insured),
               5.500% 02/15/00.......  Aaa      AAA     1,097,134
 1,000,000   Granbury, Texas,
               Independent School
               District, GO,
               (PSFG Insured),
               5.000% 08/01/09.......  Aaa      AAA       979,580
 1,000,000   Harris County, Texas,
               Health Facilities
               Development
               Corporation, (Memorial
               Hospital),
               6.700% 06/01/00.......  A        A-      1,071,530

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TEXAS -- (CONTINUED)
$1,250,000   Harris County, Texas,
               Municipal Utilities
               District, GO,
               5.750% 10/01/03.......  Aa       AA+   $ 1,333,413
$1,000,000   Harris County, Texas,
               Refunding, Toll Roads,
               Senior Lien,
               5.000% 08/15/16.......  Aaa      AAA       949,220
 1,000,000   Judson, Texas,
               Independent School
               District, GO, (PSFG
               Insured),
               5.900% 02/01/01.......  Aaa      NR      1,067,660
 1,000,000   Lower Colorado River
               Authority, Texas,
               Revenue Refunding,
               Series A,
               (AMBAC Insured),
               6.400% 01/01/01.......  Aaa      AAA     1,089,260
 1,000,000   Tarrant County, Texas,
               Certificates of
               Obligation,
               Pre-refunded,
               6.750% 07/15/07.......  NR       AA+     1,101,700
 1,000,000   Texas A&M University,
               Permanent Funding,
               Series C,
               5.250% 07/01/02.......  Aaa      AA+     1,042,300
 1,000,000   Texas A&M University,
               Revenue Financing
               System, Refunding,
               5.950% 05/15/05.......  Aa       AA      1,086,580
   500,000   Texas State College,
               Texas, Student Loan
               Authority Revenue, GO,
               AMT,
               5.750% 08/01/11.......  Aa       AA        509,865
 1,000,000   Texas State, Revenue
               Refunding, Veterans
               Housing Assistance,
               Series B-4, AMT,
               6.200% 12/01/14.......  Aa       AA      1,021,670
 1,000,000   Texas State, Water
               Resource Finance
               Authority Revenue,
               7.500% 08/15/03.......  A        A       1,083,560
 1,500,000   Travis County, Texas,
               Limited Tax Revenue
               Refunding, Series A,
               (MBIA Insured),
               5.750% 03/01/06.......  Aaa      AAA     1,582,530
                                                      -----------
                                                       24,933,724
                                                      -----------
             ARIZONA -- 3.7%
 1,000,000   Maricopa County,
               Arizona, Unified
               School District No.
               69, (Paradise Valley
               Refunding Project),
               GO,
               (MBIA Insured),
               6.350% 07/01/10**.....  Aaa      AAA     1,129,670
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Texas Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             MAINE -- 3.3%
$1,000,000   Bucksport, Maine, Solid
               Waste Disposal
               Revenue, (Champion
               International
               Corporation Project),
               6.250% 05/01/10.......  Baa1     BBB   $ 1,013,640
                                                      -----------
             NEW JERSEY -- 4.7%
 1,300,000   New Jersey State
               Turnpike Authority
               Refunding, Series C,
               6.500% 01/01/09.......  A        A       1,469,494
                                                      -----------
             PENNSYLVANIA -- 3.2%
 1,000,000   Monroeville,
               Pennsylvania, Hospital
               Authority Revenue,
               5.000% 10/01/99.......  Baa1     BBB+      998,550
                                                      -----------
             WISCONSIN -- 1.8%
   500,000   Milwaukee, Wisconsin,
               Metropolitan Sewer
               District, GO, Series
               A,
               6.125% 10/01/03.......  Aa       AA        548,965
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $29,104,308)....                  30,094,043
                                                      ===========
MONEY MARKET FUND -- 1.2%
  (Cost $352,914)
   352,914   AIM Tax-Exempt Fund..........                352,914
                                                      ===========
TOTAL INVESTMENTS
  (Cost $29,457,222*).....................     98.6%   30,446,957
OTHER ASSETS AND LIABILITIES
  (NET)...................................      1.4       447,562
                                              ------  -----------
NET ASSETS................................    100.0%  $30,894,519
                                              ======  ===========

---------------

 * Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

 + Yield to maturity is 4.700%

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PSFG      Permanent School Funding Guaranty
Nations Texas Intermediate Municipal Bond Fund had the
  following insurance concentration greater than 10% at
November 30, 1995 (as a percentage of net assets):
PSFG      17.1%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Texas Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.7%
             TEXAS -- 75.8%
$  500,000   Brazos River Authority,
               Texas, Revenue
               Refunding, (Houston
               Light & Power Company
               Project),
               (MBIA Insured),
               5.600% 12/01/17.......  Aaa      AAA   $   501,135
   500,000   Carrollton, Texas,
               Independent School
               District Revenue,
               (PSFG Insured),
               8.000% 02/15/02.......  Aaa      AAA       593,230
   500,000   Conroe, Texas,
               Independent School
               District Revenue, Lot
               A, GO, (PSFG Insured),
               5.000% 02/01/11.......  Aaa      AAA       483,955
   500,000   Corpus Christi, Texas,
               Utilities System
               Revenue,
               (MBIA Insured),
               5.200% 07/15/12.......  Aaa      AAA       491,235
   500,000   Dallas County, Texas,
               GO,
               5.250% 08/15/14.......  Aaa      AAA       494,675
   750,000   Dallas-Fort Worth,
               Texas, Regional
               Airport Revenue
               Refunding, Series A,
               (MBIA Insured),
               6.000% 11/01/09.......  Aaa      AAA       794,550
   500,000   Gulf Coast, Texas, Waste
               Disposal Authority
               Revenue Refunding,
               (Houston Light & Power
               Company), Series A,
               (MBIA Insured),
               6.375% 04/01/12.......  Aaa      AAA       538,635
 1,500,000   Irving, Texas,
               Independent School
               District, Capital
               Appreciation
               Refunding, GO, (PSFG
               Insured),
               Zero coupon
               02/15/02+.............  Aaa      AAA     1,127,460
   840,000   Lake Worth, Texas,
               Independent School
               District, Capital
               Appreciation
               Refunding, GO, (PSFG
               Insured),
               Zero coupon
               02/15/19++............  NR       NR        228,959
   995,000   Lower Colorado River
               Authority, Texas,
               Revenue Refunding,
               Junior Lien, Fifth
               Supplemental Series,
               (MBIA Insured),
               5.250% 01/01/15.......  Aaa      AAA       979,637
   500,000   Lubbock, Texas, Health
               Facilities Development
               Corporation, Revenue
               Refunding, (St. Joseph
               Health Systems
               Project),
               5.500% 07/01/23.......  Aa       AA        481,445

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TEXAS -- (CONTINUED)
$  500,000   Plano, Texas,
               Independent School
               District, GO, (PSFG
               Insured),
               7.250% 02/15/04.......  Aaa      AAA   $   585,215
 1,000,000   Red River Authority,
               Texas, PCR, (Hoechst
               Celanese Corporation
               Project), AMT,
               6.875% 04/01/17.......  A2       A+      1,063,370
 1,000,000   Sabine River Authority,
               Texas, PCR Refunding,
               (Texas Utilities
               Electric Company
               Project), Series B,
               (MBIA Insured),
               5.850% 05/01/22.......  Aaa      AAA     1,021,830
   500,000   San Antonio, Texas,
               Water Revenue,
               (FGIC Insured),
               5.900% 05/15/00.......  Aaa      AAA       531,715
650,000...   Sherman, Texas,
               Independent School
               District, GO,
               (PSFG Insured),
               6.500% 02/15/20.......  Aaa      AAA       709,156
 1,000,000   Tarrant County, Texas,
               Health Facilities
               Development
               Corporation, Health
               System Revenue,
               (Harris Methodist
               Health System),
               6.000% 09/01/10.......  A1       NR      1,050,860
   500,000   Texas State College,
               Texas, Student Loan
               Authority Revenue, GO,
               AMT,
               5.750% 08/01/11.......  Aa       AA        509,865
   500,000   Texas State, Revenue
               Refunding, Veterans
               Housing Assistance,
               GO, Series C,
               6.400% 12/01/09.......  Aa       AA        523,240
   600,000   Texas State, Water
               Development Board
               Revenue, State
               Revolving Fund,
               Senior Lien,
               6.400% 07/15/08.......  Aa       AAA       648,414
                                                      -----------
                                                       13,358,581
                                                      -----------
             ARIZONA -- 3.2%
   500,000   Maricopa County,
               Arizona, Unified
               School District No.
               69, (Paradise Valley
               Refunding Project),
               GO, (MBIA Insured),
               6.350% 07/01/10**.....  Aaa      AAA       564,835
                                                      -----------
             GUAM -- 3.4%
   600,000   Guam Power Authority
               Revenue, Series A,
             6.300% 10/01/22.........  NR       BBB       606,408
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Texas Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             OHIO -- 5.7%
$1,000,000   Lucas County, Ohio,
               Hospital Revenue,
               (Flower Hospital
               Project),
               6.125% 12/01/13.......  NR       BBB+  $   997,300
                                                      -----------
             PUERTO RICO -- 5.8%
   500,000   Puerto Rico Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable Housing
               Mortgage -- Portfolio
               I), AMT,
               (GNMA/FNMA/FHLMC
               Collateral),
             6.250% 04/01/29.........  Aaa      AAA       509,300
   500,000   Puerto Rico Industrial,
               Medical and
               Environmental Agency
               Pollution Control
               Facilities Finance
               Authority Revenue,
               Higher Education,
               (Catholic University
               Project), Series A,
               5.600% 12/01/07.......  NR       BBB-      510,075
                                                      -----------
                                                        1,019,375
                                                      -----------
             SOUTH CAROLINA -- 2.8%
   500,000   York County, South
               Carolina, Industrial
               Development Revenue,
               Exempt Facility,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.700% 01/01/24.......  A2       A+        485,665
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $16,035,724)....                  17,032,164
                                                      ===========

                                                         VALUE
  SHARES                                               (NOTE 1)
-----------------------------------------------------------------
MONEY MARKET FUND -- 5.0%
  (Cost $882,260)
   882,260   AIM Tax-Exempt Fund.........             $   882,260
                                                      ===========
TOTAL INVESTMENTS
  (Cost $16,917,984*)....................   101.7%     17,914,424
OTHER ASSETS AND LIABILITIES
  (NET)..................................    (1.7)       (292,708)
                                            ------    ------------
NET ASSETS...............................   100.0%    $17,621,716
                                            ======    ===========

---------------

*  Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

+  Yield to maturity is 5.380%.

++ Yield to maturity is 6.510%.

ABBREVIATIONS:

AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
PSFG      Permanent School Funding Guaranty
Nations Texas Municipal Bond Fund had the following
  insurance concentrations greater than 10% at November 30,
1995 (as a percentage of net assets):
MBIA      24.6%
PSFG      21.2%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.4%
             VIRGINIA -- 98.0%
             Arlington County,
               Virginia, GO:
$2,345,000   5.400% 08/01/02........  Aaa      AAA   $  2,486,075
 3,000,000   5.000% 07/15/03........  Aaa      AAA      3,105,540
 2,900,000   5.900% 12/01/03........  Aaa      AAA      3,163,929
 1,715,000   Series A, Pre-refunded,
               6.700% 06/01/02......  Aaa      AAA      1,885,917
 1,000,000   Arlington County,
               Virginia, Industrial
               Development
               Authority, Hospital
               Facilities Revenue,
               Pre-refunded,
               6.650% 09/01/05......  Aaa      NR       1,131,480
 3,455,000   Augusta County,
               Virginia, Industrial
               Development
               Authority,
               Pre-refunded,
               7.000% 09/01/21......  A        NR       3,951,173
 1,000,000   Charlottesville-Albemarle,
               Virginia, Airport
               Authority Revenue
               Refunding, AMT,
               6.125% 12/01/09......  NR       BBB        984,330
1,000,000..  Chesapeake, Virginia,
               GO,
               5.700% 08/01/01......  Aa       AA       1,067,120
             Chesapeake, Virginia,
               Revenue Refunding:
 1,000,000   5.000% 12/01/03........  Aa       AA       1,029,900
 6,195,000   5.125% 12/01/05........  Aa       AA       6,378,248
             Chesterfield County,
               Virginia, GO:
 1,095,000   7.100% 03/01/00........  Aaa      AA+      1,211,409
 1,000,000   Series A,
               6.500% 01/15/01......  Aaa      AA+      1,101,070
 1,000,000   Series B:
               6.500% 01/01/02......  Aaa      AA+      1,113,180
 2,120,000   Pre-refunded,
               6.700% 01/01/11......  NR       AA+      2,373,934
 2,000,000   Chesterfield County,
               Virginia, Public
               Improvement, GO,
               5.900% 07/15/02......  Aaa      AA+      2,176,660
             Chesterfield County,
               Virginia, Water and
               Sewer Authority
               Revenue,
               Revenue Bond:
 1,000,000   6.200% 11/01/05........  Aa       AA       1,097,200
             Series A:
 2,000,000   5.500% 11/01/00........  Aa       AA       2,107,140
 2,020,000   5.625% 11/01/01........  Aa       AA       2,149,805
 1,320,000   Covington-Allegheny
               County, Virginia,
               Industrial
               Development
               Authority, PCR,
               (Westvaco Corporation
               Project),
               5.900% 03/01/05......  A1       A        1,502,424

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
             Fairfax County,
               Virginia, Industrial
               Development Authority
               Revenue Refunding,
               (Inova Health Systems
               Hospital Project):
$1,000,000   6.100% 08/15/99........  Aa       AA-   $  1,062,780
 2,250,000   4.500% 08/15/02........  Aa       AA-      2,235,712
             Fairfax County,
               Virginia, Public
               Improvement, GO,
               Series A:
 3,500,000   4.900% 06/01/04........  Aaa      AAA      3,565,800
             Pre-refunded:
 1,000,000   5.875% 04/01/02........  Aaa      AAA      1,059,700
 3,500,000   6.250% 04/01/07........  Aaa      AAA      3,787,595
 3,135,000   Fairfax County,
               Virginia, Water and
               Sewer Authority
               Revenue,
               5.100% 11/15/04......  Aaa      AAA      3,225,758
 1,000,000   Fredericksburg,
               Virginia, Industrial
               Development
               Authority, (Mary
               Washington Hospital),
               Series A,
               (FGIC Insured),
               6.100% 08/15/00......  Aaa      AAA      1,075,030
             Hampton, Virginia,
               Public Improvement,
               GO:
 1,000,000   6.500% 01/01/00........  Aa       AA-      1,081,980
 2,190,000   Series C,
               4.750% 08/01/05......  Aa       AA-      2,183,145
             Hampton Roads
               Sanitation District,
               Virginia, Sewer
               Revenue Refunding:
 4,440,000   4.400% 10/01/01........  Aa       AA       4,444,307
 3,000,000   4.500% 10/01/02........  Aa       AA       3,006,840
 1,000,000   Pre-refunded,
               7.100% 07/01/01......  Aaa      AAA      1,114,570
             Henrico County,
               Virginia, Industrial
               Development
               Authority:
 2,105,000   7.500% 08/01/02........  Aa       AA       2,437,611
   500,000   7.000% 08/01/13........  Aa       AA         579,995
 3,500,000   Solid Waste,
               (Browning-Ferris
               Industries Inc.
               Project),
               5.300% 12/01/11**....  A2       A        3,500,000
             Henrico County,
               Virginia, Public
               Improvement
               Authority:
 3,500,000   4.700% 01/15/02........  Aaa      AAA      3,565,100
 1,000,000   4.900% 01/15/04........  Aaa      AAA      1,023,500
 5,000,000   Refunding,
               4.600% 01/15/01......  Aaa      AAA      5,079,600
 1,500,000   Henrico County,
               Virginia, Water and
               Sewer Authority
               Revenue,
               Pre-refunded,
               6.200% 05/01/04......  A1       AAA      1,649,505

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Virginia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
$1,110,000   Henry County, Virginia,
               Public Service
               Authority, Water and
               Sewer Authority
               Revenue,
               5.500% 11/15/99......  Aaa      AAA   $  1,162,092
 1,915,000   James City County, GO,
               (FGIC Insured),
               5.000% 12/15/08**....  Aaa      AAA      1,907,704
 1,000,000   Leesburg, Virginia,
               Revenue Refunding,
               5.500% 08/01/06......  A1       A        1,042,570
             Loudoun County,
               Virginia, Industrial
               Development
               Authority, Hospital
               Revenue, (Loudoun
               Hospital Center),
               (FSA Insured):
 1,500,000   5.500% 06/01/08........  Aaa      AAA      1,525,590
 1,765,000   5.600% 06/01/09........  Aaa      AAA      1,796,770
             Loudoun County,
               Virginia, Sanitation
               Authority:
 2,000,000   Refunding and
               Improvement
               Authority,
               5.000% 10/01/02......  Aa       AA-      2,061,720
 1,000,000   Water and Sewer
               Authority Revenue,
               (FGIC Insured),
               5.800% 01/01/01......  Aaa      AAA      1,062,200
 2,500,000   Lynchburg, Virginia,
               Public Improvement,
               GO,
               4.750% 04/01/01......  Aa       AA       2,547,025
 1,000,000   Manassas, Virginia,
               Industrial
               Development
               Authority, PCR
               Refunding,
               7.300% 05/01/08......  A1       NR       1,104,120
             Newport News, Virginia,
               Public Improvement:
             Series B:
 2,750,000   5.200% 07/01/00........  Aa       AA-      2,839,072
 5,000,000   5.200% 11/01/04........  Aa       AA-      5,187,600
 3,200,000   Series E,
               5.200% 01/01/14......  Aa       AA-      3,137,376
             Newport News, Virginia,
               Water and Sewer
               Authority Revenue:
             Series A:
 1,020,000   5.500% 06/01/01........  Aa       AA-      1,075,325
 1,095,000   5.600% 06/01/02........  Aa       AA-      1,163,525
 1,000,000   Series B,
               5.100% 11/01/03......  Aa       AA-      1,034,180
   520,000   Norfolk, Virginia,
               Industrial
               Development
               Authority, Medical
               Center,
               6.400% 11/01/99......  Aa       NR         536,890

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
             Norfolk, Virginia,
               Public Improvement,
               GO, Series A:
$2,500,000   5.000% 02/01/99........  Aa       AA    $  2,565,350
 1,000,000   5.900% 02/01/06........  Aa       AA       1,065,410
 2,250,000   Norfolk, Virginia,
               Redevelopment and
               Housing Authority,
               Educational Facility
               Revenue, (Tidewater
               Community College
               Campus),
               5.875% 11/01/15......  Aa       AA       2,313,023
 2,000,000   Norfolk, Virginia,
               Water Revenue,
               (MBIA Insured),
               5.700% 11/01/10......  Aaa      AAA      2,084,300
             Portsmouth, Virginia,
               Public Improvement:
 1,000,000   5.000% 08/01/02........  A        AA-      1,029,050
 1,000,000   5.250% 08/01/04........  A        AA-      1,039,450
             Pre-refunded:
 1,750,000   6.700% 08/01/03........  NR       AA-      1,954,540
 1,735,000   6.800% 08/01/06........  NR       AA-      1,945,056
 1,000,000   6.800% 08/01/09........  NR       AA-      1,121,070
             Prince William County,
               Virginia, GO, Series
               A:
 3,500,000   4.900% 08/01/05........  Aa       AA       3,537,380
 1,000,000   5.000% 08/01/06........  Aa       AA       1,011,400
 1,465,000   6.200% 12/01/10........  Aa       AA       1,555,361
             Pre-refunded:
 1,000,000   5.950% 02/01/01........  Aaa      AA       1,058,790
 1,000,000   6.250% 02/01/05........  Aaa      AA       1,076,410
 1,595,000   6.250% 02/01/07........  Aaa      AA       1,723,892
 1,000,000   Prince William County,
               Virginia, Revenue,
               Pre-refunded,
               6.300% 10/15/07......  NR       A-       1,092,260
 2,250,000   Prince William County,
               Virginia, Service
               Authority, Water and
               Sewer Revenue,
               (FGIC Insured),
               6.500% 07/01/21......  Aaa      AAA      2,522,903
 2,000,000   Richmond, Virginia, GO,
               7.150% 01/15/99......  A1       AA       2,174,640
             Richmond, Virginia,
               Metropolitan
               Expressway Authority,
               Revenue Refunding,
               Series A,
               (FGIC Insured):
 1,000,000   5.650% 07/15/00........  Aaa      AAA      1,056,020
   690,000   5.750% 07/15/22........  Aaa      AAA        693,719

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
             Richmond, Virginia,
               Public Improvement,
               GO:
             Series A:
$1,000,000   5.900% 01/15/99........  A1       AA    $  1,051,040
 2,300,000   6.500% 01/15/02........  A1       AA       2,545,019
 1,000,000   6.200% 01/15/03........  A1       AA       1,088,570
 1,000,000   Pre-refunded,
               6.700% 01/15/11......  Aaa      AA       1,122,900
 2,945,000   Series B,
               5.500% 07/15/13......  A1       AA       2,949,152
 2,000,000   Richmond, Virginia,
               Public Utilities
               Revenue, Series A,
               6.900% 01/15/98......  A1       A+       2,113,980
   470,000   Rivanna, Virginia,
               Regional Water and
               Sewer Authority,
               Regional Water and
               Sewer Systems Revenue
               Refunding,
               6.450% 10/01/12......  Aa       A+         503,958
             Roanoke, Virginia,
               Public Improvement,
               GO, Series B:
 2,000,000   5.800% 08/01/99........  Aa       AA       2,107,640
 1,000,000   5.800% 08/01/00........  Aa       AA       1,061,910
 3,295,000   6.000% 08/01/03........  Aa       AA       3,532,009
             Southeastern Public
               Service Authority,
               Virginia, (MBIA
               Insured),
 1,500,000   6.000% 07/01/15........  Aaa      AAA      1,524,510
             Series A:
 1,800,000   4.700% 07/01/04........  Aaa      AAA      1,796,148
 5,000,000   5.100% 07/01/08........  Aaa      AAA      5,032,100
             Spotsylvania County,
               Virginia, Public
               Improvement, GO:
 1,580,000   5.200% 07/15/01........  A1       A+       1,640,704
 2,320,000   5.875% 07/15/09........  A1       A+       2,445,025
             Suffolk, Virginia,
               Refunding and
               Improvement, GO:
 1,110,000   5.400% 08/01/04........  A1       A        1,156,698
 1,500,000   5.750% 08/01/08........  A1       A        1,568,910
 2,000,000   University of Virginia,
               Hospital Revenue
               Bond,
               6.000% 06/01/13......  Aa       AA       2,037,200
             Upper Occoquan Sewer
               Authority, Virginia,
               Regional Sewer
               Revenue, Revenue
               Bond, (MBIA Insured):
 2,625,000   5.850% 07/01/99........  Aaa      AAA      2,772,158
 2,000,000   6.250% 07/01/05........  Aaa      AAA      2,169,160

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
$1,000,000   Virginia Beach,
               Virginia, Development
               Authority Facilities,
               Sentara Bayside
               Hospital,
               5.800% 11/01/99......  Aa       AA    $  1,056,340
             Virginia Beach,
               Virginia, GO:
             Pre-refunded:
 1,190,000   6.850% 06/01/02........  NR       NR       1,332,681
 1,000,000   6.950% 06/01/06........  NR       NR       1,123,950
             Refunding,
 1,000,000   5.550% 02/01/01........  Aa       AA       1,054,010
             Series A:
 1,525,000   6.900% 10/01/00........  Aa       AA       1,691,362
 1,000,000   6.850% 06/01/01........  Aa       AA       1,116,840
             Virginia College
               Building Authority,
               Educational
               Facilities Revenue,
               University of
               Richmond:
 2,000,000   5.625% 11/01/02........  NR       AA-      2,112,480
 1,990,000   5.550% 11/01/05+.......  Aa       A1+      2,029,422
 1,250,000   6.400% 11/01/22........  NR       A1+      1,336,125
 2,000,000   Virginia Educational
               Loan Authority,
               Series E,
               5.400% 03/01/98......  Aaa      NR       2,047,740
             Virginia State, Higher
               Educational
               Institutions Revenue,
               GO:
 1,175,000   6.000% 06/01/01........  Aaa      AAA      1,263,548
 1,000,000   Series A, Pre-refunded,
               6.600% 06/01/07......  Aaa      AAA      1,096,430
             Virginia State, Public
               Building Authority,
               Correctional
               Facilities, Series A:
 1,000,000   6.900% 02/01/99........  Aa       AA       1,082,350
 2,000,000   5.800% 08/01/02........  Aa       AA       2,149,420
 2,000,000   6.500% 08/01/11........  Aa       AA       2,168,300
             Virginia State, Public
               School Authority
               Revenue:
 4,275,000   5.750% 01/01/00........  Aa       AA       4,513,032
 5,000,000   5.000% 01/01/04........  Aa       AA       5,116,650
             Series A:
 1,000,000   6.000% 01/01/01........  Aa       AA       1,064,640
 2,195,000   5.400% 01/01/08........  Aa       AA       2,251,938
 1,000,000   6.500% 08/01/08........  Aa       AA       1,088,810
 1,000,000   Virginia State
               Residential
               Authority, Sewer
               System Revenue,
               (Hopewell Regional
               Wastewater Facility),
               Series A,
               6.000% 10/01/15......  NR       AA       1,026,340

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Virginia Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
             Virginia State
               Transportation Board
               Authority, Contract
               Revenue:
$2,105,000   5.100% 05/15/05........  Aa       AA    $  2,158,951
 3,000,000   Project A,
               4.900% 05/15/03......  Aa       AA       3,063,810
 3,150,000   Route 28,
               6.000% 04/01/02......  Aa       AA       3,414,978
 5,390,000   Route 58, Series A,
               5.500% 05/15/09......  Aa       AA       5,529,709
 2,470,000   Virginia State, Water
               and Sewer Revenue
               Authority, Revenue
               Bond,
               5.150% 10/01/07......  NR       AA       2,500,258
 1,000,000   Washington County,
               Virginia, Industrial
               Development
               Authority, Hospital
               Facility Revenue
               Refunding, First
               Mortgage, (Johnston
               Memorial Hospital),
               5.625% 07/01/02......  A        NR       1,042,570
 1,500,000   Winchester, Virginia,
               Industrial
               Development Authority
               Revenue, (AMBAC
               Insured),
               6.150% 01/01/99......  Aaa      AAA      1,582,890
                                                     ------------
                                                      244,733,210
                                                     ------------
             ALASKA -- 0.4%
 1,000,000   Alaska, Student Loan
               Corporation, Student
               Loan Revenue, Series
               A, (AMBAC Insured),
               5.250% 07/01/03......  Aaa      AAA      1,000,570
                                                     ------------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost
               $233,362,549)........                  245,733,780
                                                      ===========

                                                        VALUE
  SHARES                                               (NOTE 1)
     ------------------------------------------------------------
MONEY MARKET FUND -- 0.5%
  (Cost $1,349,000)
 1,349,000   AIM Tax-Exempt Fund............            $  1,349,000
                                                        ============
TOTAL INVESTMENTS
  (Cost $234,711,549*)......................     98.9%   247,082,780
OTHER ASSETS AND LIABILITIES
  (NET).....................................      1.1      2,736,987
                                                 ----  ------------
NET ASSETS..................................    100.0%  $249,819,767
                                                =====   ============

---------------

 * Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

 + Variable rate note. The interest rate shown reflects the rate in effect at November 30, 1995.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FSA       Financial Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.2%
             VIRGINIA -- 93.7%
$1,000,000   Augusta County,
               Virginia, Industrial
               Development Authority,
               Hospital Revenue
               Refunding, (Augusta
               Hospital Corporation),
               (AMBAC Insured),
               5.500% 09/01/15.......  Aaa      AAA   $   995,140
   370,000   Charlottesville-Albemarle,
               Virginia, Airport
               Authority, Airport
               Revenue Refunding,
               AMT,
               6.125% 12/01/13.......  NR       BBB       373,804
   475,000   Chesapeake, Virginia,
               Industrial Development
               Authority Revenue
               Refunding, Port
               Facilities, (Cargill
               Inc. Project),
               5.875% 03/01/13.......  Aa3      AA-       482,381
   500,000   Covington-Allegheny
               County, Virginia,
               Industrial Development
               Authority, PCR
               Refunding, (Westvaco
               Corporation Project),
               6.650% 09/01/18.......  A1       A         543,865
   250,000   Danville, Virginia,
               Industrial Development
               Authority Revenue,
               (International Paper
               Company Project),
               Series A, AMT,
               6.500% 03/01/19.......  A3       A-        260,507
   500,000   Fairfax County,
               Virginia, Industrial
               Development Authority
               Revenue Refunding,
               (Inova Health Systems
               Hospital Project),
               5.000% 08/15/23.......  Aa       AA-       457,325
 1,000,000   Fairfax County,
               Virginia, Sewer
               Revenue Refunding,
               (AMBAC Insured),
               5.500% 11/15/13.......  Aaa      AAA     1,012,210
   800,000   Giles County, Virginia,
               Industrial Development
               Authority, Revenue
               Exempt Facilities,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.950% 12/01/25.......  A2       A+        802,992

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
$  550,000   Hampton, Virginia,
               Industrial Development
               Authority, Hospital
               Revenue Refunding,
               (Sentara General
               Hospital), Series A,
               5.125% 11/01/16.......  A        A     $   496,078
   400,000   Hampton, Virginia,
               Museum Revenue
               Refunding,
               5.250% 01/01/09.......  NR       A-        391,832
   500,000   Henry County, Virginia,
               GO,
               5.750% 07/15/07.......  A        A         529,885
   700,000   James City County,
               Virginia, Public
               Improvement, GO, (FGIC
               Insured),
               5.250% 12/15/14**.....  Aaa      AAA       692,510
   500,000   Loudoun County,
               Virginia, Industrial
               Development Authority,
               Hospital Revenue,
               (Loudoun Hospital
               Center), (FSA
               Insured),
               5.800% 06/01/20.......  Aaa      AAA       507,550
             Peninsula Ports
               Authority, Virginia,
               Health Care Facilities
               Revenue Refunding:
   600,000   (Mary Immaculate
               Project),
               6.875% 08/01/10.......  NR       BBB+      631,680
   500,000   (Riverside Health
               Systems Project),
               Series A,
               6.625% 07/01/18.......  Aa       AA-       540,000
   500,000   Pittsylvania County,
               Virginia, Public
               Improvement, GO,
               5.850% 07/01/08.......  A        A         528,680
   500,000   Poquoson, Virginia, GO,
               Series A,
               5.375% 01/01/16.......  A1       A         497,240
 1,300,000   Prince William County,
               Virginia, Industrial
               Development Authority,
               Hospital Revenue
               Refunding, (Prince
               William Hospital),
               5.625% 04/01/12.......  A        NR      1,280,110
   500,000   Prince William County,
               Virginia, Park
               Authority Revenue,
               6.875% 10/15/16.......  NR       A-        549,450
   250,000   Prince William County,
               Virginia, Refunding,
               GO, Series C,
               5.250% 08/01/12.......  Aa       AA        248,608

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
     ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             VIRGINIA -- (CONTINUED)
$  800,000   Richmond, Virginia,
               Metropolitan
               Expressway Authority,
               Revenue Refunding,
               Series B, (FGIC
               Insured),
               6.250% 07/15/22.......  Aaa      AAA   $   843,512
   920,000   Rivanna, Virginia,
               Regional Water and
               Sewer Authority,
               Regional Water and
               Sewer Systems Revenue
               Refunding,
               6.450% 10/01/12.......  Aa       A+        986,470
   600,000   Roanoke, Virginia,
               Redevelopment and
               Housing Authority,
               Multi-family Housing
               Revenue Refunding,
               (United Dominion --
               Laurel Ridge Project),
               AMT,
               6.625% 05/01/23.......  NR       BBB+      628,470
   250,000   Southeastern Public
               Service Authority,
               Virginia, Regional
               Solid Waste Systems
               Revenue, AMT,
               6.000% 07/01/17.......  Baa1     A-        249,985
   500,000   Virginia Beach,
               Virginia, Public
               Improvement Refunding,
               GO,
               5.750% 11/01/08.......  Aa       AA        530,805
   500,000   Virginia College
               Building Authority,
               Educational Facilities
               Revenue, (Washington &
               Lee University
               Project),
               5.750% 01/01/14.......  Aa       AA        510,715
   500,000   Virginia Educational
               Loan Authority,
               (Guaranteed Student
               Loan Program), Revenue
               Refunding, Series C,
               AMT,
               5.750% 09/01/10.......  A        NR        497,495
   500,000   Virginia State, Higher
               Educational
               Institutions, GO,
               Series C,
               5.900% 06/01/05.......  Aaa      AAA       536,175
   640,000   Virginia State, Public
               School Authority
               Revenue, Series A,
               6.125% 08/01/11.......  Aa       AA        680,941
$  750,000   Virginia State, Resource
               Authority, Sewer
               Systems Revenue,
               (Hopewell Regional
               Wastewater Facility),
               Series A, AMT,
               6.000% 10/01/15.......  NR       AA    $   769,755
   500,000   Virginia State, Resource
               Authority, Water and
               Sewer Systems Revenue,
               (Fauquier County Water
               and Sanitation
               Authority), Series C,
               6.125% 05/01/14.......  NR       AA        531,030
   800,000   West Point, Virginia,
               Industrial Development
               Authority, Solid Waste
               Disposal Revenue, AMT,
               (Chesapeake
               Corporation Project),
               Series A,
               6.375% 03/01/19.......  Baa3     BBB       806,184
                                                      -----------
                                                       19,393,384
                                                      -----------
             DISTRICT OF COLUMBIA -- 0.1%
    25,000   Washington, D.C.,
               Metropolitan Area
               Transportation
               Authority Revenue
               Refunding, (FGIC
               Insured),
               6.000% 07/01/10.......  Aaa      AAA        27,186
                                                      -----------
             GUAM -- 2.2%
   500,000   Government of Guam, GO,
               Series A,
               5.200% 11/15/08.......  NR       BBB       457,980
                                                      -----------
             PUERTO RICO -- 1.2%
   250,000   Puerto Rico Housing,
               Bank and Finance
               Agency, Single-family
               Mortgage Revenue,
               (Affordable Housing
               Mortgage -- Portfolio
               I), AMT, (GNMA/FNMA/
               FHLMC Collateral),
               6.100% 10/01/15.......  Aaa      AAA       254,895
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $19,359,352)....                  20,133,445
                                                       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                                         VALUE
  SHARES                                                NOTE 1)
     ------------------------------------------------------------
MONEY MARKET FUND -- 4.8%
  (Cost $987,902)
   987,902   AIM Tax-Exempt Fund.............         $   987,902
                                                       ==========
TOTAL INVESTMENTS
  (Cost $20,347,254*)........................   102.0%   21,121,347
OTHER ASSETS AND LIABILITIES
  (NET)......................................    (2.0)    (422,365)
                                                  ----  -----------
NET ASSETS...................................   100.0%  $20,698,982
                                                =====   ===========

---------------

 * Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance
GNMA      Government National Mortgage Association
GO        General Obligation Bonds
NR        Not Rated
PCR       Pollution Control Revenue

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Short-Term Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 101.0%
             ALABAMA -- 3.8%
$2,500,000   Jefferson County,
               Alabama, Board of
               Education, Warrant
               Anticipation Notes,
               4.900% 12/01/95........ NR      NR    $ 2,500,000
                                                     -----------
             ALASKA -- 4.8%
 1,000,000   Alaska State, Student
               Loan Corporation,
               Student Loan Revenue,
               Series A,
               4.900% 07/01/00........ Aaa     AAA     1,000,360
 2,000,000   North Slope Borough,
               Alaska, GO, Series B,
               (CGIC Insured),
               6.100% 06/30/99........ Aaa     AAA     2,120,340
                                                     -----------
                                                       3,120,700
                                                     -----------
             ARIZONA -- 3.2%
 2,000,000   Arizona State
               Transportation Board,
               Excise Tax Revenue,
               (Maricopa County
               Regional Area Road
               Fund),
               7.200% 07/01/97........ Aa      AA-     2,077,480
                                                     -----------
             CALIFORNIA -- 3.2%
 1,945,000   University of California,
               Hospital Revenues,
               Refunding, (UCLA
               Medical Center), (MBIA
               Insured),
               8.000% 12/01/97........ Aaa     AAA     2,099,161
                                                     -----------
             DISTRICT OF COLUMBIA -- 1.6%
 1,000,000   District of Columbia, GO,
               Series A, (MBIA
               Insured),
               6.000% 06/01/98........ Aaa     AAA     1,041,860
                                                     -----------
             FLORIDA -- 1.7%
 1,000,000   Florida State Turnpike
               Authority Revenue,
               7.350% 07/01/98........ A1      NR      1,079,510
                                                     -----------
             GEORGIA -- 7.3%
   500,000   DeKalb County, Georgia,
               GO, Pre-refunded,
               6.500% 01/01/08........ Aaa     AA+       563,180
             Georgia State, Municipal
               Electric Power
               Authority Revenue:
 1,000,000   Series L,
               7.500% 01/01/98........ A       A       1,053,960
 1,000,000   Series V,
               5.700% 01/01/98........ A       A       1,029,220
             Georgia State Refunding,
               GO:
 1,000,000   Series C,
               7.250% 07/01/01........ Aaa     AA+     1,147,730
 1,000,000   Series E,
               4.200% 07/01/99........ Aaa     AA+     1,004,930
                                                     -----------
                                                       4,799,020
                                                     -----------

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             GUAM -- 2.3%
$  500,000   Government of Guam,
               Airport Authority
               Revenue, Series A,
               5.400% 10/01/99........ NR      BBB   $   506,170
 1,000,000   Government of Guam, GO,
               Series A,
               4.900% 09/01/97........ NR      BBB     1,007,440
                                                     -----------
                                                       1,513,610
                                                     -----------
             ILLINOIS -- 1.6%
 1,000,000   Illinois State, GO,
               5.600% 06/01/98........ A1      AA-     1,035,580
                                                     -----------
             INDIANA -- 2.1%
 1,280,000   Indiana State Health
               Facilities Financing
               Authority, Hospital
               Revenue Refunding,
               (Methodist Hospital
               Inc. Project),
               6.000% 09/15/99........ Aa      NR      1,357,862
                                                     -----------
             LOUISIANA -- 4.7%
 2,000,000   Louisiana State,
               Refunding, GO, Series
               A, (MBIA/IBC Insured),
               6.600% 08/01/97........ Aaa     AAA     2,086,320
 1,000,000   New Orleans, Louisiana,
               GO,
               4.600% 10/01/00........ Aaa     AAA     1,012,050
                                                     -----------
                                                       3,098,370
                                                     -----------
             MASSACHUSETTS -- 3.5%
 1,200,000   Massachusetts State,
               Refunding, Consolidated
               Loan, GO, Series A,
               (FSA Insured),
               7.100% 02/01/98........ Aaa     AAA     1,275,960
 1,000,000   Massachusetts State,
               Refunding, GO, Series
               A,
               5.500% 07/01/99........ A1      A+      1,041,810
                                                     -----------
                                                       2,317,770
                                                     -----------
             MICHIGAN -- 7.7%
             Detroit, Michigan, GO:
 2,000,000   5.375% 05/01/96.......... Baa     BBB+    2,011,620
 1,000,000   Series B,
               5.100% 04/01/99........ Ba1     BBB     1,002,360
             Detroit, Michigan, Self-
               Insurance, Series A:
 1,000,000   5.200% 05/01/98.......... NR      BBB-    1,017,900
 1,000,000   5.600% 05/01/01.......... NR      BBB-    1,009,710
                                                     -----------
                                                       5,041,590
                                                     -----------
             NEVADA -- 4.7%
 1,000,000   Clark County, Nevada,
               Sanitation District,
               GO, Series A, (AMBAC
               Insured),
               5.700% 07/01/99........ Aaa     AAA     1,047,040

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Short-Term Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NEVADA -- (CONTINUED)
$2,000,000   Washoe County, Nevada,
               Airport Authority,
               Airport System
               Improvement Revenue,
               Series A,
               5.100% 07/01/99........ Aaa     AAA   $ 2,046,560
                                                     -----------
                                                       3,093,600
                                                     -----------
             NEW MEXICO -- 3.0%
 1,900,000   New Mexico Mortgage
               Finance Authority,
               Single-family Mortgage
               Purchase Refunding,
               Series A-1,
               5.900% 07/01/99........ Aa      AA      1,966,120
                                                     -----------
             NEW YORK -- 2.6%
 1,000,000   New York State,
               Refunding, GO, Series
               B,
               6.375% 08/15/00........ A       A-      1,085,300
   600,000   Port Authority, New York
               and New Jersey,
               Consolidated Notes,
               Series SS, AMT,
               4.900% 09/01/97........ MIGI    SP1+      600,427
                                                     -----------
                                                       1,685,727
                                                     -----------
             PENNSYLVANIA -- 4.6%
 1,000,000   Monroeville,
               Pennsylvania, Hospital
               Authority Revenue,
               5.125% 10/01/00........ Baa1    BBB+      995,910
 2,000,000   Philadelphia,
               Pennsylvania, Water and
               Wastewater Revenue,
               4.500% 06/15/97........ Baa     BBB     2,012,100
                                                     -----------
                                                       3,008,010
                                                     -----------
             SOUTH CAROLINA -- 1.6%
 1,000,000   Medical University of
               South Carolina,
               Hospital Facilities
               Revenue Refunding,
               Series A,
               6.900% 07/01/98........ A       A+      1,063,400
                                                     -----------
             SOUTH DAKOTA -- 1.6%
 1,000,000   South Dakota Student Loan
               Assistance Corporation,
               Student Loan Revenue,
               Series A,
               7.000% 08/01/98........ NR      A+      1,048,030
                                                     -----------
             TEXAS -- 16.1%
 1,000,000   Addison, Texas,
               Refunding, GO, (FGIC
               Insured),
               6.100% 09/01/99........ Aaa     AAA     1,047,510
 1,500,000   Austin, Texas,
               Independent School
               District,
               Zero coupon
               08/01/02+.............. Aaa     AAA     1,100,490
   995,000   Bell County, Texas,
               Health Facilities
               Development, Corporate
               Revenue Refunding,
               (Central Texas Pooled
               Health), Series A,
               4.750% 10/01/23........ NR      AA        997,557

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TEXAS -- (CONTINUED)
$1,000,000   Bexar County, Texas,
               Refunding -- Limited
               Tax, GO,
               6.100% 06/15/98........ Aa      AA    $ 1,031,680
 1,000,000   Brazos, Texas, Higher
               Education Authority
               Inc., Revenue
               Refunding, Senior Lien,
               Series A-2, (SLMA
               Insured), AMT,
               5.300% 06/01/97........ Aaa     NR      1,018,340
 1,000,000   Conroe, Texas,
               Independent School
               District, GO,
               Schoolhouse &
               Refunding, (MBIA
               Insured),
               7.000% 02/01/99........ Aaa     AAA     1,083,130
 1,080,000   Harris County, Texas,
               Health Facilities
               Development
               Corporation, Hospital
               Revenue, (St. Luke's
               Episcopal Hospital),
               7.500% 02/15/97........ Aa      AAA     1,128,945
 1,000,000   Harris County, Texas,
               Municipal Utilities
               District No. 203,
               Refunding, GO, (MBIA
               Insured),
               6.950% 03/01/99........ Aaa     AAA     1,085,880
 1,000,000   Houston, Texas, GO,
               Series C,
               5.600% 03/01/00........ Aa      AA-     1,050,760
 1,000,000   Texas State College,
               Student Loan Authority
               Revenue, GO, AMT,
               5.100% 08/01/01........ Aa      AA      1,016,650
                                                     -----------
                                                      10,560,942
                                                     -----------
             VIRGINIA -- 8.2%
 1,000,000   Chesterfield County,
               Virginia, Series A,
               Pre-refunded,
               6.600% 01/15/03........ NR      AA+     1,102,810
 2,000,000   Norfolk, Virginia, GO,
               Pre-refunded,
               6.600% 06/01/00........ Aaa     NR      2,120,360
 1,000,000   Virginia Beach, Virginia,
               GO, Series A,
               6.800% 06/01/99........ Aa      AA      1,084,890
 1,000,000   Virginia State Water and
               Sewer System Revenue,
               Series A,
               5.500% 10/01/00**...... NR      AA      1,051,830
                                                     -----------
                                                       5,359,890
                                                     -----------
             WASHINGTON -- 8.8%
 1,000,000   Conservation and
               Renewable Energy System
               Revenue, Washington,
               (Washington
               Conservation Project),
               5.050% 10/01/98........ Aa      AA      1,019,230

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Short-Term Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)     VALUE
  AMOUNT                               MOODY'S  S&P   (NOTE 1)
    ------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             WASHINGTON -- (CONTINUED)
$1,570,000   King County, Washington,
               GO, Series A,
               9.000% 12/01/98........ Aa1     AA+   $ 1,787,178
             Washington State Public
               Power Supply System
               Revenue Refunding,
               Series C, (Nuclear
               Project No. 2):
 1,675,000   7.200% 07/01/99.......... Aa      AA      1,825,231
 1,000,000   7.300% 07/01/00.......... Aa      AA      1,111,920
                                                     -----------
                                                       5,743,559
                                                     -----------
             WISCONSIN -- 2.3%
 1,480,000   Wisconsin State
               Transportation Revenue,
               Series A,
               4.600% 07/01/98........ A1      AA-     1,498,293
                                                     -----------
             TOTAL MUNICIPAL BONDS AND
               NOTES
               (Cost $64,922,879).....                66,110,084
                                                      ==========
MONEY MARKET FUND -- 0.6%
  (Cost $376,019)
   376,019   AIM Tax-Exempt Fund.............        $   376,019
                                                      ==========
TOTAL INVESTMENTS
  (Cost $65,298,898*)....................... 101.6%   66,486,103
OTHER ASSETS AND LIABILITIES
  (NET).....................................  (1.6)   (1,027,758)
                                             -----    ----------
NET ASSETS.................................. 100.0%  $65,458,345
                                             =====    ==========

---------------

 * Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

 + Yield to maturity is 5.750%.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
CGIC      Capital Guaranty Insurance Corporation
FGIC      Federal Guaranty Insurance Corporation
FSA       Financial Security Assurance
GO        General Obligation Bonds
IBC       Insured Bond Certificate
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
SLMA      Student Loan Marketing Association
Nations Short-Term Municipal Income Fund had the following
insurance concentration greater than 10% at November 30,
  1995 (as a percentage of net assets):
MBIA      11.3%

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.5%
             ALASKA -- 4.3%
$3,280,000   Alaska State, Student
               Loan Corporation,
               Student Loan Revenue,
               Series A,
               5.250% 07/01/03.......  Aaa      AAA   $ 3,281,870
                                                      -----------
             ARIZONA -- 1.4%
   955,000   Arizona State
               University, Systems
               Revenue, Series A,
               6.500% 07/01/01.......  A1       AA      1,058,808
                                                      -----------
             CALIFORNIA -- 4.5%
 1,000,000   Sacramento, California,
               Cogeneration
               Authority, (Procter &
               Gamble Company
               Project),
               5.700% 07/01/00.......  NR       BBB-    1,019,300
 2,290,000   San Diego County,
               California, Regional
               Transportation
               Commission Sales Tax
               Revenue, Series A,
               6.000% 04/01/08.......  Aaa      AA-     2,449,911
                                                      -----------
                                                        3,469,211
                                                      -----------
             COLORADO -- 2.2%
 1,500,000   Arapahoe County,
               Colorado, School
               District No. 5,
               (Cherry Creek),
               7.000% 12/15/04.......  Aa       AA      1,679,415
                                                      -----------
             DISTRICT OF COLUMBIA -- 5.0%
 2,000,000   District of Columbia,
               GO, Series C,
               Pre-refunded, (AMBAC
               Insured),
               7.600% 06/01/01.......  Aaa      AAA     2,203,560
 1,500,000   Metropolitan Washington,
               D.C., General Airport
               Revenue, Series A,
               AMT, (MBIA Insured),
               5.600% 10/01/06.......  Aaa      AAA     1,563,255
   100,000   Washington, D.C.,
               Metropolitan Area
               Transportation
               Authority Revenue,
               Refunding, (FGIC
               Insured),
               4.900% 01/01/05.......  Aaa      AAA       100,725
                                                      -----------
                                                        3,867,540
                                                      -----------
             FLORIDA -- 5.7%
   500,000   Delray Beach, Florida,
               Water and Sewer
               Authority Revenue,
               Series A, Refunding,
               (AMBAC Insured),
               5.000% 10/01/03.......  Aaa      AAA       515,325
 2,700,000   Duval County, Florida,
               Housing Finance
               Authority Refunding,
               (Greentree Place
               Project),
               6.750% 04/01/25.......  NR       BBB+    2,776,275

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             FLORIDA -- (CONTINUED)
$1,000,000   Florida State Housing
               Finance Agency,
               Refunding,
               Multi-family Housing,
               (Altamonte Project),
               Series C,
               7.000% 12/01/03+......  NR       BBB+  $ 1,058,980
                                                      -----------
                                                        4,350,580
                                                      -----------
             GEORGIA -- 3.9%
 1,500,000   Burke County, Georgia,
               Development Authority,
               PCR, (Oglethorpe Power
               Corporation), Series
               B,
               4.700% 01/01/04.......  NR       A+      1,514,415
 1,500,000   Fulco, Georgia, Hospital
               Authority Revenue,
               Revenue Anticipation
               Certificates,
               5.100% 10/01/05.......  A        A       1,504,500
                                                      -----------
                                                        3,018,915
                                                      -----------
             GUAM -- 1.8%
 1,500,000   Government of Guam, GO,
               Series A,
               5.200% 11/15/08.......  NR       BBB     1,373,940
                                                      -----------
             ILLINOIS -- 11.9%
 2,500,000   Chicago, Illinois, Gas
               Supply Revenue,
               6.875% 03/01/15.......  Aa3      AA-     2,719,300
             Chicago, Illinois,
               School Financing
               Authority, GO:
 2,000,000   4.800% 06/01/04.........  Aaa      AAA     1,997,240
 1,160,000   Series A,
               4.900% 06/01/05.......  Aaa      AAA     1,155,638
             Illinois State Health
               Facilities Authority
               Revenue:
 1,100,000   (Edward Hospital
               Project), Series A,
               5.750% 02/15/09.......  A        A       1,103,256
 1,000,000   (Lutheran General Health
               Systems Project),
               Series C,
               5.250% 04/01/02.......  A        A+      1,018,420
 1,050,000   Lansing, Illinois, Sales
               Tax Increment Revenue,
               Refunding,
               6.500% 12/01/02.......  NR       BBB     1,117,116
                                                      -----------
                                                        9,110,970
                                                      -----------
             INDIANA -- 3.3%
             Indiana State Health
               Facilities Financing
               Authority, Hospital
               Revenue Refunding,
               (Methodist Hospital
               Inc. Project):
 1,280,000   6.200% 09/15/00.........  Aa       NR      1,374,003
 1,040,000   6.500% 09/15/02.........  Aa       NR      1,144,187
                                                      -----------
                                                        2,518,190
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             MAINE -- 3.1%
$2,325,000   Maine State, Municipal
               Board Refunding,
               Series A,
               4.900% 11/01/02.......  Aa       A+    $ 2,372,756
                                                      -----------
             MARYLAND -- 8.1%
 1,500,000   Baltimore, Maryland,
               Port Facilities
               Revenue, Consolidated
               Coal Sales, Series 85,
               6.500% 12/01/10.......  Aa2      AA-     1,645,665
 1,950,000   Maryland State
               Transportation
               Authority, Special
               Obligation Revenue,
               (Baltimore/
               Washington D.C.
               International Airport
               Project), Series A,
               AMT, (FGIC Insured),
               6.400% 07/01/19.......  Aaa      AAA     2,054,091
 2,500,000   Washington Suburban
               Sanitation District
               Authority, Maryland,
               Water Supply Revenue,
               GO,
               4.900% 12/01/05.......  Aa1      AA      2,533,550
                                                      -----------
                                                        6,233,306
                                                      -----------
             MASSACHUSETTS -- 2.6%
 2,000,000   New England Education
               Loan Marketing
               Corporation, Series A,
               5.700% 07/01/05.......  A1       A       2,029,380
                                                      -----------
             MISSISSIPPI -- 2.0%
 1,465,000   Mississippi, Hospital
               Equipment and
               Facilities Authority
               Revenue, (Methodist
               Health System),
               (MBIA Insured),
               5.350% 08/15/05.......  Aaa      AAA     1,513,052
                                                      -----------
             MISSOURI -- 2.7%
 2,000,000   Kansas City, Missouri,
               Industrial Development
               Authority, PCR,
               6.050% 04/01/06.......  A3       A       2,046,860
                                                      -----------
             NEVADA -- 3.6%
 1,500,000   Clark County, Nevada,
               School District GO,
               Series A,
               (MBIA Insured),
               6.700% 03/01/06.......  Aaa      AAA     1,638,105
 1,000,000   Nevada State, Municipal
               GO,
               7.000% 01/01/03.......  Aaa      AAA     1,119,950
                                                      -----------
                                                        2,758,055
                                                      -----------

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             NEW JERSEY -- 0.5%
$  425,000   New Jersey State,
               Housing and Mortgage
               Finance Agency
               Revenue, Home Buyer,
               Series G,
               (MBIA Insured),
               3.750% 10/01/09.......  Aaa      AAA   $   422,713
                                                      -----------
             PENNSYLVANIA -- 6.4%
 2,000,000   Geisinger Authority,
               Pennsylvania, Health
               Systems Revenue,
               Series A,
               6.000% 07/01/01.......  Aa       AA      2,142,560
 1,000,000   Pennsylvania
               Intergovernment
               Cooperative Authority,
               Special Tax Revenue,
               Philadelphia Funding
               Program,
               7.000% 06/15/05.......  Aaa      AAA     1,163,480
 1,500,000   Philadelphia,
               Pennsylvania, Water
               and Wastewater
               Systems,
               (FGIC Insured),
               5.500% 06/15/03.......  Aaa      AAA     1,583,220
                                                      -----------
                                                        4,889,260
                                                      -----------
             PUERTO RICO -- 1.0%
   750,000   University of Puerto
               Rico, University
               Revenue, Series K,
               Pre-refunded,
               6.500% 06/01/04.......  Aaa      A         793,320
                                                      -----------
             SOUTH CAROLINA -- 0.6%
   500,000   York County, South
               Carolina, Industrial
               Development Revenue,
               Exempt Facility,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.700% 01/01/24.......  A2       A+        485,665
                                                      -----------
             TEXAS -- 8.3%
 1,000,000   Brazos, Texas, Higher
               Education Authority
               Inc. Revenue
               Refunding, Series A-2,
               AMT,
               6.050% 06/01/03.......  Aaa      NR      1,067,600
 1,000,000   Dallas, Texas, GO,
               Pre-refunded,
               7.000% 02/15/03.......  Aaa      AAA     1,053,830
 1,000,000   Gulf Coast, Texas,
               Industrial Development
               Authority,
               7.000% 04/01/04.......  Baa1     BBB     1,053,930
 1,500,000   Irving, Texas,
               Independent School
               District, Capital
               Appreciation
               Refunding, GO, (PSFG
               Insured),
               Zero coupon
               02/15/02++............  Aaa      AAA     1,127,460

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TEXAS -- (CONTINUED)
$1,000,000   Texas State, Revenue
               Refunding, Veterans
               Housing Assistance,
               Series B-4, AMT,
               6.100% 12/01/06.......  Aa       AA    $ 1,041,710
   995,000   Texas State, Water
               Resources Finance
               Authority Revenue,
               7.500% 08/15/03.......  A        A       1,078,142
                                                      -----------
                                                        6,422,672
                                                      -----------
             VIRGINIA -- 11.6%
 1,000,000   Covington-Allegheny
               County, Virginia,
               Industrial Development
               Authority, PCR,
               (Westvaco Corporation
               Project),
               5.900% 03/01/05.......  A1       A       1,138,200
 1,330,000   Halifax County,
               Virginia, Industrial
               Development Authority,
               (Old Dominion Electric
               Cooperative), AMT,
               5.900% 12/01/02.......  NR       A+      1,392,005
 1,430,000   Portsmouth, Virginia GO,
               5.600% 08/01/99.......  A        AA-     1,497,825
 2,250,000   Prince William County,
               Virginia, GO, Series
               C,
               5.000% 08/01/06.......  Aa       AA      2,275,650
 1,500,000   Virginia State, Public
               Facilities GO, Series
               A,
               5.400% 06/01/05.......  Aaa      AAA     1,591,545
 1,000,000   Virginia State, Public
               Schools Authority
               Revenue, Series B,
               6.650% 01/01/98.......  Aa       AA      1,047,550
                                                      -----------
                                                        8,942,775
                                                      -----------

                                          RATING
PRINCIPAL                               (UNAUDITED)      VALUE
  AMOUNT                              MOODY'S    S&P   (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             WASHINGTON -- 3.0%
$1,000,000   Washington State, GO,
               Series R-92-A,
               6.400% 09/01/03.......  Aa       AA    $ 1,097,690
 1,150,000   Washington State Public
               Power Supply Systems
               Revenue, (Nuclear
               Project No. 2), Series
               A,
               5.800% 07/01/07.......  Aa       AA      1,199,243
                                                      -----------
                                                        2,296,933
                                                      -----------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost $71,578,431)....                  74,936,186
                                                       ----------
  SHARES
---------
MONEY MARKET FUND -- 1.0%
  (Cost $777,583)
   777,583   AIM Tax Exempt Fund.............             777,583
                                                       ----------
TOTAL INVESTMENTS
  (Cost $72,356,014*)........................     98.5%  75,713,769
OTHER ASSETS AND LIABILITIES
  (NET)......................................       1.5   1,143,384
                                                   ---- -----------
NET ASSETS...................................    100.0% $76,857,153
                                                ======  ===========

---------------

 * Aggregate cost for Federal tax purposes.

 + Variable rate note. The interest shown reflects the rate in effect at November 30, 1995.

++ Yield to maturity is 5.450%.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue
PSFG      Permanent School Funding Guaranty

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.7%
             ALABAMA -- 5.6%
$2,000,000   Birmingham, Alabama,
               Refunding, Series B,
               GO,
               6.250% 04/01/12......  A1       AA    $  2,118,220
 3,000,000   Butler County, Alabama,
               Industrial
               Development Board,
               Solid Waste Disposal
               Revenue, (James River
               Corporation Project),
               8.000% 09/01/28......  NR       BBB-     3,349,830
 1,000,000   Morgan County-Decatur,
               Alabama, Healthcare
               Authority, Hospital
               Revenue Refunding,
               (Decatur General
               Hospital),
               (Connie Lee Insured),
               6.250% 03/01/13......  NR       AAA      1,059,680
                                                     ------------
                                                        6,527,730
                                                     ------------
             ALASKA -- 5.5%
 1,000,000   Alaska State Housing
               Finance Corporation,
               Revenue Bonds,
               (Insured Mortgage
               Program), 1st Series,
               5.750% 12/01/23......  Aa1      A+         968,920
 1,000,000   Anchorage, Alaska,
               Electric Utilities
               Revenue Refunding,
               Senior Lien,
               (MBIA Insured),
               8.000% 12/01/09......  Aaa      AAA      1,283,030
 2,250,000   Anchorage, Alaska,
               Telephone Utilities
               Revenue Refunding,
               (AMBAC Insured),
               Series A,
               4.500% 12/01/02......  Aaa      AAA      2,223,405
 2,000,000   Valdez, Alaska, Marine
               Terminal Revenue
               Refunding, (British
               Petroleum Pipeline
               Inc. Project), Series
               B,
               5.500% 10/01/28......  Aa3      NR       1,932,100
                                                     ------------
                                                        6,407,455
                                                     ------------
             ARIZONA -- 0.9%
 1,000,000   Maricopa County,
               Arizona, Unified
               School District No.
               48, (Scottsdale
               Refunding), Series B,
               6.300% 07/01/04......  Aa       AA       1,115,660
                                                     ------------

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             COLORADO -- 3.2%
$1,500,000   Arapahoe County,
               Colorado, Capital
               Improvement,
               Transportation,
               Federal Highway
               Revenue Bonds, Series
               E-470,
               6.900% 08/31/15......  Baa      NR    $  1,610,610
 2,000,000   Jefferson County,
               Colorado, School
               District No. R-001,
               (AMBAC Insured),
               6.000% 12/15/06......  Aaa      AAA      2,164,960
                                                     ------------
                                                        3,775,570
                                                     ------------
             CONNECTICUT -- 7.0%
 4,000,000   Connecticut State,
               Series B, GO,
               5.375% 10/01/11......  Aa       AA-      4,043,360
             Connecticut State
               Housing Finance
               Authority Revenue,
               (Housing Mortgage
               Finance Program):
 1,980,000   Series A,
               6.100% 05/15/13......  Aa       AA       2,013,601
 2,000,000   Series B,
               6.700% 11/15/12......  Aa       AA       2,107,180
                                                     ------------
                                                        8,164,141
                                                     ------------
             FLORIDA -- 4.2%
 1,000,000   Dade County, Florida,
               Health Facilities
               Authority, Hospital
               Revenue Refunding,
               (Baptist Hospital,
               Miami Project),
               Series A,
               (MBIA Insured),
               5.250% 05/15/21......  Aaa      AAA        971,270
 1,000,000   Martin County, Florida,
               Industrial
               Development Authority
               Revenue, AMT,
               (Indiantown
               Cogeneration
               Project), Series A,
               7.875% 12/15/25......  Baa3     BBB-     1,145,990
 3,000,000   South Broward, Florida,
               Hospital District
               Revenue Refunding,
             5.500% 05/01/28........  A1       A+       2,852,190
                                                     ------------
                                                        4,969,450
                                                     ------------
             GEORGIA -- 13.1%
 4,000,000   Atlanta, Georgia, Urban
               Residential Financial
               Authority,
               Single-family
               Mortgage Revenue,
               Capital Appreciation,
               (AMBAC/FNMA Insured),
               Zero coupon
               10/01/16+............  Aaa      AAA      1,118,960

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             GEORGIA -- (CONTINUED)
$1,000,000   Metropolitan Atlanta
               Rapid Transit
               Authority (MARTA),
               Georgia, Sales Tax
               Revenue Refunding,
               Series P, (AMBAC
               Insured),
               6.100% 07/01/05......  Aaa      AAA   $  1,098,900
 1,000,000   Monroe County, Georgia,
               Development
               Authority, PCR,
               (Oglethorpe Power
               Corporation), Series
               A,
               6.800% 01/01/11......  A3       A+       1,144,270
 1,000,000   Roswell, Georgia, GO,
               5.600% 02/01/10......  Aa       AA       1,037,090
             Savannah, Georgia,
               Hospital Authority,
               Revenue Refunding and
               Improvement:
 2,755,000   (Candler Hospital
               Project),
               7.000% 01/01/23......  Baa      BBB+     2,846,273
 2,000,000   (St. Joseph's Hospital
               Project),
               6.125% 07/01/12......  A        NR       2,070,960
 2,690,000   Union County, Georgia,
               Housing Authority,
               Multi-family Revenue
               Refunding, (Hidden
               Lake Apartments),
               Series A, (FHA/
               FNMA Insured),
               7.125% 12/01/25......  Aaa      NR       2,879,672
 3,000,000   White County, Georgia,
               Industrial
               Development Authority
               Revenue Refunding,
               (Clark-Schwebel Fiber
               Glass Company
               Project),
               6.850% 06/01/10......  NR       BBB+     3,163,830
                                                     ------------
                                                       15,359,955
                                                     ------------
             ILLINOIS -- 9.1%
 1,500,000   Chicago, Illinois,
               O'Hare International
               Airport, Special
               Facilities Revenue
               Refunding, (American
               Airlines Inc.
               Project),
               8.200% 12/01/24......  Baa2     BB+      1,756,080
 1,000,000   Illinois Development
               Finance Authority,
               PCR, Refunding,
               (Edison Company
               Project), Series D,
               (AMBAC Insured),
               6.750% 03/01/15......  Aaa      AAA      1,109,410
 3,000,000   Illinois Health
               Facilities Authority
               Revenue, (OSF
               Healthcare System),
               6.000% 11/15/10......  A1       A+       3,015,510

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             ILLINOIS -- (CONTINUED)
$1,500,000   Illinois State Sales
               Tax Revenue
               Refunding, Series V,
               6.375% 06/15/17......  A1       AAA   $  1,601,745
 1,000,000   Illinois State Toll
               Highway Authority
               Revenue, Series A,
               (FGIC Insured),
               6.200% 01/01/16......  Aaa      AAA      1,048,020
             Regional Transportation
               Authority, Illinois,
               Revenue Bonds, Series
               A:
 1,000,000   (AMBAC Insured),
               6.500% 06/01/15......  Aaa      AAA      1,076,080
 1,000,000   (FGIC Insured),
               6.350% 11/01/04......  Aaa      AAA      1,094,100
                                                     ------------
                                                       10,700,945
                                                     ------------
             INDIANA -- 6.4%
 2,500,000   Franklin, Indiana,
               Economic Development
               Revenue Refunding,
               (Hoover Universal
               Inc. Project
               Guaranteed),
               6.100% 12/01/04......  A2       A        2,650,900
 1,000,000   Indiana State Health
               Facilities Financing
               Authority, Hospital
               Revenue Refunding,
               (Methodist Hospital
               Inc. Project), Series
               A,
               5.750% 09/01/15......  Aa       AA-        994,060
 2,000,000   Indianapolis, Indiana,
               Airport Authority,
               Special Facilities
               Revenue, (Federal
               Express Corporation
               Project),
               7.100% 01/15/17......  Baa2     BBB      2,154,520
 1,700,000   Lawrenceburg, Indiana,
               PCR Refunding,
               (Indiana Michigan
               Power Company
               Project), Series E,
               5.900% 11/01/19......  Baa2     BBB      1,649,085
                                                     ------------
                                                        7,448,565
                                                     ------------
             KANSAS -- 1.8%
 2,000,000   Kansas City, Kansas,
               Utilities System
               Revenue Refunding and
               Improvement,
               (FGIC Insured),
               6.250% 09/01/14......  Aaa      AAA      2,148,920
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             LOUISIANA -- 0.8%
$1,000,000   Louisiana Public
               Hospital Facilities
               Authority, Revenue
               Refunding, (Touro
               Infirmary Project),
               Series A,
               6.125% 08/15/23......  Baa      BBB   $    949,540
                                                     ------------
             MICHIGAN -- 2.5%
 3,000,000   Michigan State Job
               Development
               Authority, PCR,
               (General Motors
               Corporation),
               5.550% 04/01/09......  A3       A-       2,971,350
                                                     ------------
             NEVADA -- 0.9%
 1,000,000   Nevada State, GO,
               (Project No.
               40-41-A),
               6.375% 12/01/17......  NR       AA       1,082,720
                                                     ------------
             NEW JERSEY -- 1.9%
 2,000,000   North Brunswick
               Township, New Jersey,
               Unlimited Tax, GO,
               6.400% 05/15/08......  Aa       NR       2,184,260
                                                     ------------
             OHIO -- 1.7%
 1,000,000   Lucas County, Ohio,
               Hospital Revenue,
               (Flower Hospital
               Project),
               6.125% 12/01/13......  NR       BBB+       997,300
 1,000,000   Ohio State Air Quality
               Development
               Authority, PCR,
               Refunding,
               (Ohio Edison
               Company), Class A,
               5.950% 05/15/29......  Baa2     BBB-       963,510
                                                     ------------
                                                        1,960,810
                                                     ------------
             PENNSYLVANIA -- 6.6%
 2,000,000   Lehigh County,
               Pennsylvania,
               Industrial
               Development
               Authority, PCR
               Refunding,
               (Pennsylvania Power
               and Light Company
               Project), Series A,
               (MBIA Insured),
               6.400% 11/01/21......  Aaa      AAA      2,139,980
 1,000,000   Philadelphia,
               Pennsylvania, Gas
               Works Revenue
               Refunding, 14th
               Series,
               6.250% 07/01/08......  Baa1     BBB      1,046,900
 1,975,000   Philadelphia,
               Pennsylvania,
               Hospital and Higher
               Education Facilities
               Authority, Hospital
               Revenue, (Frankford
               Hospital Project),
               Series A,
               6.000% 06/01/14......  A        BBB+     1,946,817

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             PENNSYLVANIA -- (CONTINUED)
$2,500,000   Philadelphia,
               Pennsylvania,
               Industrial
               Development
               Authority, Industrial
               Development Revenue
               Refunding, (Ashland
               Oil Inc. Project),
               5.700% 06/01/05......  Baa1     NR    $  2,640,775
                                                     ------------
                                                        7,774,472
                                                     ------------
             SOUTH CAROLINA -- 5.3%
 2,000,000   South Carolina State
               Housing Finance and
               Development
               Authority,
               Homeownership
               Mortgage Purchase,
               Series A,
               6.375% 07/01/16......  Aa       AA       2,058,020
 2,000,000   Spartanburg County,
               South Carolina, Solid
               Waste Disposal
               Facilities Revenue,
               (BMW Project),
               7.550% 11/01/24......  NR       NR       2,205,920
 2,000,000   York County, South
               Carolina, Industrial
               Development Revenue,
               Exempt Facility,
               (Hoechst Celanese
               Corporation Project),
               AMT,
               5.700% 01/01/24......  A2       A+       1,942,660
                                                     ------------
                                                        6,206,600
                                                     ------------
             TENNESSEE -- 5.7%
 2,000,000   Humphreys County,
               Tennessee, Industrial
               Development Board,
               Solid Waste Disposal
               Revenue, (duPont
               (E.I.) de Nemours &
               Company Project),
               AMT,
               6.700% 05/01/24......  Aa3      AA-      2,119,900
 2,500,000   Maury County,
               Tennessee, Industrial
               Development Board,
               PCR, Multi-Modal,
               Refunding, (Saturn
               Corporation Project),
               General Motors
               Guaranty Agreement,
               6.500% 09/01/24......  A3       BBB+     2,644,425

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
Nations Municipal Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1995

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             TENNESSSEE -- (CONTINUED)
$1,750,000   McMinn County,
               Tennessee, Industrial
               Development Board,
               Solid Waste Recycling
               Facility Revenue,
               (Calhoun Newsprint
               Project), AMT,
               7.400% 12/01/22......  Baa1     BBB   $  1,909,442
                                                     ------------
                                                        6,673,767
                                                     ------------
             TEXAS -- 8.1%
 4,450,000   Alliance Airport
               Authority Inc.,
               Texas, Special
               Facilities Revenue,
               (American Airlines
               Inc. Project),
               7.000% 12/01/11......  Baa2     BB+      4,874,708
 1,000,000   Brazos River Authority,
               Texas, Revenue
               Refunding, (Houston
               Light & Power Company
               Project), Series B,
               (MBIA Insured),
               6.375% 04/01/12......  Aaa      AAA      1,077,870
 1,500,000   Lubbock, Texas, Health
               Facilities
               Development
               Corporation, Revenue
               Refunding, (St.
               Joseph Health System
               Project),
               5.500% 07/01/14......  Aa       AA       1,462,455
 2,000,000   San Antonio, Texas,
               Electricity & Gas
               Refunding,
               Revenue Bonds,
               5.750% 02/01/11......  Aa1      AA       2,045,760
                                                     ------------
                                                        9,460,793
                                                     ------------
             VIRGINIA -- 2.7%
 2,000,000   Covington-Allegheny
               County, Virginia,
               Industrial
               Development
               Authority, PCR,
               (Westvaco Corporation
               Project),
               6.650% 09/01/18......  A1       A        2,175,460
 1,000,000   Henrico County,
               Virginia, Industrial
               Development Authority
               Revenue, Solid Waste,
               (Browning-Ferris
               Industries Inc.
               Project),
               5.300% 12/01/11**....  A2       A        1,001,230
                                                     ------------
                                                        3,176,690
                                                     ------------

                                         RATING
PRINCIPAL                              (UNAUDITED)      VALUE
  AMOUNT                             MOODY'S    S&P    (NOTE 1)
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
             WASHINGTON -- 5.7%
$2,500,000   Public Industrial
               Corporation, Port
               Camas-Washougal,
               Washington, PCR,
               (James River
               Project),
               6.700% 04/01/23......  NR       BBB-  $  2,557,100
             Washington State,
               Public Power Supply
               Systems Revenue
               Refunding:
 1,000,000   Series A, (Systems
               Nuclear Project No.
               1), (MBIA Insured),
               5.700% 07/01/17......  Aaa      AAA        997,480
 3,000,000   Series B, (Systems
               Nuclear Project No.
               3), (FSA Insured),
               5.400% 07/01/05......  Aaa      AAA      3,108,870
                                                     ------------
                                                        6,663,450
                                                     ------------
             TOTAL MUNICIPAL BONDS
               AND NOTES
               (Cost
               $107,517,072)........                  115,722,843
                                                     ============
  SHARES
=========
MONEY MARKET FUND -- 0.8%
  (Cost $956,523)
   956,523   AIM Tax-Exempt Fund............              956,523
                                                     ============
TOTAL INVESTMENTS
  (Cost $108,473,595*)......................  99.5%   116,679,366
OTHER ASSETS AND LIABILITIES
  (NET).....................................   0.5        552,959
                                             ------  ------------
NET ASSETS.................................. 100.0%  $117,232,325
                                             ======  ============

---------------

 * Aggregate cost for Federal tax purposes.

** When issued security (see Note 1).

 + Yield to maturity is 10.750%.

ABBREVIATIONS:

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
FGIC      Federal Guaranty Insurance Corporation
FHA       Federal Housing Authority
FNMA      Federal National Mortgage Association
FSA       Federal Security Assurance
GO        General Obligation Bonds
MBIA      Municipal Bond Investors Assurance
NR        Not Rated
PCR       Pollution Control Revenue

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      (This Page Intentionally Left Blank)

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                        NOVEMBER 30, 1995

                                                     NATIONS                        NATIONS
                                                     FLORIDA         NATIONS        GEORGIA         NATIONS
                                                   INTERMEDIATE      FLORIDA      INTERMEDIATE      GEORGIA
                                                    MUNICIPAL       MUNICIPAL      MUNICIPAL       MUNICIPAL
                                                    BOND FUND       BOND FUND      BOND FUND       BOND FUND
                                                   ----------------------------------------------------------
ASSETS:
Investments, at value (Note 1),
  See accompanying schedules...................... $50,547,199     $37,877,427    $59,191,834     $15,306,159
Cash..............................................         784             577            514              55
Interest receivable...............................     870,521         613,980      1,166,600         311,914
Dividends receivable..............................         754           2,045            596             805
Receivable for Fund shares sold...................     168,804         100,511        223,599         158,244
Receivable from investment adviser (Note 2).......          --              --             --              --
Unamortized organization costs (Note 6)...........      11,724           1,500          6,131           1,500
Other assets......................................          --              --             --              --
                                                   -----------     -----------    -----------     -----------
  Total Assets....................................  51,599,786      38,596,040     60,589,274      15,778,677
                                                   -----------     -----------    -----------     -----------
LIABILITIES:
Payable for Fund shares redeemed..................       5,696           2,900         37,672              --
Investment advisory fee payable (Note 2)..........       1,383           8,953          5,847           1,890
Administration fee payable (Note 2)...............       2,096           1,555          2,465             628
Shareholder servicing and distribution fees
  payable (Note 3)................................       2,415          15,815          5,913           7,867
Transfer agent fees payable (Note 2)..............       5,638           4,414          6,482           2,340
Custodian fees payable (Note 2)...................         809              --            953              --
Dividends payable.................................     177,493          96,653        180,460          27,664
Accrued Trustees' fees and expenses (Note 2)......         373             273            432             106
Accrued expenses and other payables...............      21,969          22,432         24,112          17,166
                                                   -----------     -----------    -----------     -----------
  Total Liabilities...............................     217,872         152,995        264,336          57,661
                                                   -----------     -----------    -----------     -----------
NET ASSETS........................................ $51,381,914     $38,443,045    $60,324,938     $15,721,016
                                                   ===========     ===========    ===========     ===========
Investments, at cost.............................. $48,229,048     $36,136,573    $56,501,434     $14,785,014
                                                   ===========     ===========    ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

      NATIONS                          NATIONS                               NATIONS
     MARYLAND         NATIONS       NORTH CAROLINA        NATIONS         SOUTH CAROLINA        NATIONS
    INTERMEDIATE     MARYLAND        INTERMEDIATE      NORTH CAROLINA      INTERMEDIATE      SOUTH CAROLINA
     MUNICIPAL       MUNICIPAL        MUNICIPAL          MUNICIPAL          MUNICIPAL          MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND          BOND FUND          BOND FUND          BOND FUND
    -------------------------------------------------------------------------------------------------------
    $89,507,751     $13,414,026      $ 38,070,772       $ 31,161,849       $ 70,806,489       $ 15,480,393
            942             179               614                449                281                837
      1,715,378         232,863           665,622            580,424          1,135,422            268,467
          1,383           1,636               799                393              1,329                656
         52,782          21,270            46,250             30,789             13,548             11,113
             --           3,723                --                 --                 --                 --
             --           2,376             4,877              1,500             12,381              1,792
         12,414              --                --                 --                 --                 --
    -----------     -----------       -----------        -----------        -----------        -----------
     91,290,650      13,676,073        38,788,934         31,775,404         71,969,450         15,763,258
    -----------     -----------       -----------        -----------        -----------        -----------
         19,562              --             3,000                300                490                 --
         11,639              --             4,992              6,721             11,225              2,909
          3,726             532             1,577              1,287              2,931                632
          6,446           6,047             5,174             18,310              7,265              7,899
          9,247           2,104             4,488              3,814              7,491              2,368
          1,235              --               693                 --              1,021                 --
        250,805          17,721            93,083             34,868            224,042             22,440
            657              90               279                226                520                111
         26,254          19,093            20,444             19,048             22,223             16,775
    -----------     -----------       -----------        -----------        -----------        -----------
        329,571          45,587           133,730             84,574            277,208             53,134
    -----------     -----------       -----------        -----------        -----------        -----------
    $90,961,079     $13,630,486      $ 38,655,204       $ 31,690,830       $ 71,692,242       $ 15,710,124
    ===========     ===========     =============      =============      =============      =============
    $85,983,939     $12,916,594      $ 36,392,883       $ 29,964,714       $ 68,105,986       $ 14,908,298
    ===========     ===========     =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                                          NATIONS                               NATIONS
                                                         TENNESSEE           NATIONS             TEXAS
                                                        INTERMEDIATE        TENNESSEE         INTERMEDIATE
                                                         MUNICIPAL          MUNICIPAL          MUNICIPAL
                                                         BOND FUND          BOND FUND          BOND FUND
                                                        --------------------------------------------------
ASSETS:
Investments, at value (Note 1)
  See accompanying schedules..........................  $18,491,789        $7,494,760         $30,446,957
Cash..................................................          204               547                 230
Interest receivable...................................      290,196           112,270             524,890
Dividends receivable..................................        2,033               506                 720
Receivable for Fund shares sold.......................       62,721                --              21,468
Receivable for investment securities sold.............           --           364,851           1,138,339
Unamortized organization costs (Note 6)...............        4,757             2,430               2,588
                                                        -----------        ----------         -----------
  Total Assets........................................   18,851,700         7,975,364          32,135,192
                                                        -----------        ----------         -----------
LIABILITIES:
Payable for Fund shares redeemed......................           --                --               1,011
Payable for investment securities purchased...........      478,698           287,219           1,106,257
Investment advisory fee payable (Note 2)..............        3,186               247               4,287
Administration fee payable (Note 2)...................          741               309               1,261
Shareholder servicing and distribution fees payable
  (Note 3)............................................        2,694             4,109               1,653
Transfer agent fees payable (Note 2)..................        2,597             1,639               3,763
Custodian fees payable (Note 2).......................          458                --                 638
Dividends payable.....................................       33,750            10,009             103,500
Accrued Trustees' fees and expenses (Note 2)..........          130                55                 221
Accrued expenses and other payables...................       21,818            17,718              18,082
                                                        -----------        ----------         -----------
  Total Liabilities...................................      544,072         8 321,305           1,240,673
                                                        -----------        ----------         -----------
NET ASSETS............................................  $18,307,628        $7,654,059         $30,894,519
                                                        ===========        ==========         ===========
Investments, at cost..................................  $17,904,937        $7,128,455         $29,457,222
                                                        ===========        ==========         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                       NATIONS
       NATIONS         VIRGINIA         NATIONS         NATIONS         NATIONS
        TEXAS        INTERMEDIATE      VIRGINIA       SHORT-TERM      INTERMEDIATE       NATIONS
      MUNICIPAL       MUNICIPAL        MUNICIPAL       MUNICIPAL       MUNICIPAL        MUNICIPAL
      BOND FUND       BOND FUND        BOND FUND      INCOME FUND      BOND FUND       INCOME FUND
     ----------------------------------------------------------------------------------------------
     $17,914,424     $247,082,780     $21,121,347     $66,486,103      $75,713,769     $116,679,366
             755              519             421             526              910               --
         320,909        4,020,185         266,332       1,399,743        1,471,602        2,125,958
           1,060            2,530           2,353           1,471            1,288            5,499
             300          153,377          58,624          90,690            7,768           40,253
              --        5,072,413              --              --               --               --
           3,269               --           1,500          23,923           24,422               --
     -----------      -----------     -----------     -----------      -----------     ------------
      18,240,717      256,331,804      21,450,577      68,002,456       77,219,759      118,851,076
     -----------      -----------     -----------     -----------      -----------     ------------
              --          211,860              --           6,051               --          115,804
         553,129        5,396,352         681,539       2,224,275               --        1,000,883
           1,948           88,046           2,350          46,024           18,267           40,499
             718           10,265             837           2,710            3,130            4,765
           7,797           19,653          10,198           3,783              849           17,003
           2,542           24,000           2,785           7,428            7,978           11,524
              --            3,053              --              --            1,085            1,473
          35,565          713,839          35,375         187,179          293,133          392,119
             125            1,830             143             509              553              837
          17,177           43,139          18,368          66,152           37,611           33,844
     -----------     ------------     -----------     -----------      -----------     ------------
         619,001        6,512,037         751,595       2,544,111          362,606        1,618,751
     -----------     ------------     -----------     -----------      -----------     ------------
     $17,621,716     $249,819,767     $20,698,982     $65,458,345      $76,857,153     $117,232,325
     ===========     ============     ===========     ===========      ===========     ============
     $16,917,984     $234,711,549     $20,347,254     $65,298,898      $72,356,014     $108,473,595
     ===========     ============     ===========     ===========      ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                                   NATIONS                         NATIONS
                                                   FLORIDA         NATIONS         GEORGIA         NATIONS
                                                 INTERMEDIATE      FLORIDA       INTERMEDIATE      GEORGIA
                                                  MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                  BOND FUND       BOND FUND       BOND FUND       BOND FUND
                                                 -----------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(distributions in excess of net
  investment income)...........................  $    (3,525)    $     6,617     $    (4,550)    $        --
Accumulated net realized loss on investments
  sold.........................................   (1,127,808)       (885,682)       (379,207)       (403,976)
Net unrealized appreciation of investments.....    2,318,151       1,740,854       2,690,400         521,145
Paid-in capital................................   50,195,096      37,581,256      58,018,295      15,603,847
                                                 -----------     -----------     -----------     -----------
                                                 $51,381,914     $38,443,045     $60,324,938     $15,721,016
                                                 ===========     ===========     ===========     ===========
NET ASSETS:
Trust A Shares.................................  $44,038,090     $11,219,190     $40,382,894     $ 2,628,238
                                                 ===========     ===========     ===========     ===========
Investor A Shares..............................  $ 2,292,009     $ 1,787,227     $ 9,175,379     $     6,522
                                                 ===========     ===========     ===========     ===========
Investor C Shares..............................  $   276,656     $    38,450     $ 2,606,189     $    69,293
                                                 ===========     ===========     ===========     ===========
Investor N Shares..............................  $ 4,775,159     $25,398,178     $ 8,160,476     $13,016,963
                                                 ===========     ===========     ===========     ===========
SHARES OUTSTANDING:
Trust A Shares.................................    4,143,960       1,149,713       3,734,829         270,389
                                                 ===========     ===========     ===========     ===========
Investor A Shares..............................      215,686         183,149         848,557             671
                                                 ===========     ===========     ===========     ===========
Investor C Shares..............................       26,033           3,940         241,033           7,129
                                                 ===========     ===========     ===========     ===========
Investor N Shares..............................      449,334       2,602,770         754,712       1,339,150
                                                 ===========     ===========     ===========     ===========
TRUST A SHARES:
Net asset value, offering price and redemption
  price per share..............................       $10.63          $ 9.76          $10.81          $ 9.72
                                                      ======          ======          ======          ======
INVESTOR A SHARES:
Net asset value and redemption price per
  share........................................       $10.63          $ 9.76          $10.81          $ 9.72
                                                      ======          ======          ======          ======
Maximum sales charge...........................         3.25%           4.25%           3.25%           4.25%
Maximum offering price per share...............       $10.99          $10.19          $11.17          $10.15
                                                      ======          ======          ======          ======
INVESTOR C SHARES:
Net asset value and offering price per
  share*.......................................       $10.63          $ 9.76          $10.81          $ 9.72
                                                      ======          ======          ======          ======
INVESTOR N SHARES:
Net asset value and offering price per
  share*.......................................       $10.63          $ 9.76          $10.81          $ 9.72
                                                      ======          ======          ======          ======

---------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

          NATIONS                           NATIONS                                 NATIONS
         MARYLAND         NATIONS       NORTH CAROLINA          NATIONS         SOUTH CAROLINA          NATIONS
        INTERMEDIATE     MARYLAND        INTERMEDIATE       NORTH CAROLINA       INTERMEDIATE       SOUTH CAROLINA
         MUNICIPAL       MUNICIPAL         MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL
         BOND FUND       BOND FUND         BOND FUND           BOND FUND           BOND FUND           BOND FUND
        -----------------------------------------------------------------------------------------------------------

        $    28,863     $     2,074       $     4,391         $     1,224         $        28         $        --
         (1,047,530)        (36,096)         (330,911)           (787,112)           (440,249)            (72,007)
          3,523,812         497,432         1,677,889           1,197,135           2,700,503             572,095
         88,455,934      13,167,076        37,303,835          31,279,583          69,431,960          15,210,036
        -----------     -----------     -------------       -------------       -------------       -------------
        $90,961,079     $13,630,486       $38,655,204         $31,690,830         $71,692,242         $15,710,124
        ===========     ===========     =============       =============       =============       =============
        $62,460,280     $ 2,595,000       $20,916,366         $ 1,293,414         $45,255,039         $ 1,781,711
        ===========     ===========     =============       =============       =============       =============
        $21,208,042     $ 1,030,995       $ 8,524,686         $   347,357         $14,452,467         $ 1,238,495
        ===========     ===========     =============       =============       =============       =============
        $ 2,808,082     $     2,397       $ 1,366,362         $     2,422         $ 5,527,268         $    19,521
        ===========     ===========     =============       =============       =============       =============
        $ 4,484,675     $10,002,094       $ 7,847,790         $30,047,637         $ 6,457,468         $12,670,397
        ===========     ===========     =============       =============       =============       =============
          5,706,085         269,515         1,990,364             132,963           4,232,778             178,314
        ===========     ===========     =============       =============       =============       =============
          1,937,474         107,082           811,190              35,708           1,351,752             123,945
        ===========     ===========     =============       =============       =============       =============
            256,531             249           130,018                 249             516,969               1,954
        ===========     ===========     =============       =============       =============       =============
            409,688       1,038,837           746,767           3,088,844             603,970           1,268,017
        ===========     ===========     =============       =============       =============       =============
             $10.95          $ 9.63            $10.51              $ 9.73              $10.69              $ 9.99
             ======          ======          ========            ========            ========            ========
             $10.95          $ 9.63            $10.51              $ 9.73              $10.69              $ 9.99
             ======          ======          ========            ========            ========            ========
               3.25%           4.25%             3.25%               4.25%               3.25%               4.25%
             $11.32          $10.06            $10.86              $10.16              $11.05              $10.43
             ======          ======          ========            ========            ========            ========
             $10.95          $ 9.63            $10.51              $ 9.73              $10.69              $ 9.99
             ======          ======          ========            ========            ========            ========
             $10.95          $ 9.63            $10.51              $ 9.73              $10.69              $ 9.99
             ======          ======          ========            ========            ========            ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                                                                    NATIONS                      NATIONS
                                                                   TENNESSEE      NATIONS         TEXAS
                                                                  INTERMEDIATE   TENNESSEE     INTERMEDIATE
                                                                   MUNICIPAL     MUNICIPAL      MUNICIPAL
                                                                   BOND FUND     BOND FUND      BOND FUND
                                                                  ----------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess of
  net investment income)........................................  $      (487)   $    3,145    $    (1,938)
Accumulated net realized loss on investments sold...............     (307,628)     (221,718)    (1,076,108)
Net unrealized appreciation of investments......................      586,852       366,305        989,735
Paid-in capital.................................................   18,028,891     7,506,327     30,982,830
                                                                  -----------    ----------    -----------
                                                                  $18,307,628    $7,654,059    $30,894,519
                                                                  ===========    ==========    ===========
NET ASSETS:
Trust A Shares..................................................  $ 7,159,984    $  768,346    $26,381,996
                                                                  ===========    ==========    ===========
Investor A Shares...............................................  $ 7,572,594    $  203,079    $   806,304
                                                                  ===========    ==========    ===========
Investor C Shares...............................................  $     2,281    $   63,770    $   569,972
                                                                  ===========    ==========    ===========
Investor N Shares...............................................  $ 3,572,769    $6,618,864    $ 3,136,247
                                                                  ===========    ==========    ===========
SHARES OUTSTANDING:
Trust A Shares..................................................      699,673        77,886      2,547,215
                                                                  ===========    ==========    ===========
Investor A Shares...............................................      740,009        20,585         77,851
                                                                  ===========    ==========    ===========
Investor C Shares...............................................          223         6,464         55,031
                                                                  ===========    ==========    ===========
Investor N Shares...............................................      349,138       670,933        302,809
                                                                  ===========    ==========    ===========
TRUST A SHARES:
Net asset value, offering price and redemption price per
  share.........................................................       $10.23        $ 9.87         $10.36
                                                                       ======        ======         ======
INVESTOR A SHARES:
Net asset value and redemption price per share..................       $10.23        $ 9.87         $10.36
                                                                       ======        ======         ======
Maximum sales charge............................................         3.25%         4.25%          3.25%
Maximum offering price per share................................       $10.57        $10.31         $10.71
                                                                       ======        ======         ======
INVESTOR C SHARES:
Net asset value and offering price per share*...................       $10.23        $ 9.87         $10.36
                                                                       ======        ======         ======
INVESTOR N SHARES:
Net asset value and offering price per share*...................       $10.23        $ 9.87         $10.36
                                                                       ======        ======         ======

---------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            NOVEMBER 30, 1995

                          NATIONS
          NATIONS         VIRGINIA         NATIONS         NATIONS         NATIONS
           TEXAS        INTERMEDIATE      VIRGINIA       SHORT-TERM      INTERMEDIATE      NATIONS
         MUNICIPAL       MUNICIPAL        MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
         BOND FUND       BOND FUND        BOND FUND      INCOME FUND      BOND FUND      INCOME FUND
        ---------------------------------------------------------------------------------------------

        $     6,027     $    138,617     $        --     $       947     $    25,134     $     12,961
           (814,474)      (2,072,660)       (621,016)       (731,392)       (406,593)      (4,600,280)
            996,440       12,371,231         774,093       1,187,205       3,357,755        8,205,771
         17,433,723      239,382,579      20,545,905      65,001,585      73,880,857      113,613,873
        -----------     ------------     -----------     -----------     -----------     ------------
        $17,621,716     $249,819,767     $20,698,982     $65,458,345     $76,857,153     $117,232,325
        ===========     ============     ===========     ===========     ===========     ============
        $ 4,612,870     $157,252,317     $ 3,526,641     $49,961,113     $73,897,093     $ 68,836,109
        ===========     ============     ===========     ===========     ===========     ============
        $   351,297     $ 73,252,989     $   649,973     $ 3,740,804     $ 1,248,746     $ 27,963,306
        ===========     ============     ===========     ===========     ===========     ============
        $    70,321     $  7,151,706     $    33,535     $ 1,953,305     $   359,077     $  2,267,653
        ===========     ============     ===========     ===========     ===========     ============
        $12,587,228     $ 12,162,755     $16,488,833     $ 9,803,123     $ 1,352,237     $ 18,165,257
        ===========     ============     ===========     ===========     ===========     ============
            475,499       14,514,712         366,526       4,980,383       7,265,050        6,210,344
        ===========     ============     ===========     ===========     ===========     ============
             36,212        6,761,297          67,552         372,913         122,748        2,522,806
        ===========     ============     ===========     ===========     ===========     ============
              7,248          660,109           3,485         194,715          35,302          204,585
        ===========     ============     ===========     ===========     ===========     ============
          1,297,490        1,122,632       1,713,670         977,224         132,942        1,638,834
        ===========     ============     ===========     ===========     ===========     ============
             $ 9.70           $10.83          $ 9.62          $10.03          $10.17           $11.08
             ======           ======          ======          ======          ======           ======
             $ 9.70           $10.83          $ 9.62          $10.03          $10.17           $11.08
             ======           ======          ======          ======          ======           ======
               4.25%            3.25%           4.25%           1.50%           3.25%            4.25%
             $10.13           $11.19          $10.05          $10.18          $10.51           $11.57
             ======           ======          ======          ======          ======           ======
             $ 9.70           $10.83          $ 9.62          $10.03          $10.17           $11.08
             ======           ======          ======          ======          ======           ======
             $ 9.70           $10.83          $ 9.62          $10.03          $10.17           $11.08
             ======           ======          ======          ======          ======           ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                   NATIONS                         NATIONS
                                                   FLORIDA         NATIONS         GEORGIA         NATIONS
                                                 INTERMEDIATE      FLORIDA       INTERMEDIATE      GEORGIA
                                                  MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                  BOND FUND       BOND FUND       BOND FUND       BOND FUND
                                                 -----------------------------------------------------------
INVESTMENT INCOME:
Interest.......................................   $ 2,618,218     $1,913,438      $ 3,009,748     $  698,769
Dividends......................................        19,736         24,185           18,652         13,827
                                                 ------------     ----------     ------------     ----------
     Total investment income...................     2,637,954      1,937,623        3,028,400        712,596
                                                 ------------     ----------     ------------     ----------
EXPENSES:
Investment advisory fee (Note 2)...............       250,706        199,530          284,974         73,427
Administration fee (Note 2)....................        49,425         32,872           56,219         12,096
Transfer agent fees (Note 2)...................        32,561         26,654           36,437         11,744
Custodian fees (Note 2)........................        10,055          8,105           10,820          5,549
Legal and audit fees...........................        20,509         20,363           25,139         16,629
Trustees' fees and expenses (Note 2)...........           955            669            1,077            245
Amortization of organization costs (Note 6)....         5,766            500            3,656            500
Registration and filing fees...................         1,114          9,363            3,428          4,055
Interest expense (Note 7)......................         1,931            129            1,507            239
Other..........................................        32,234         16,468           34,326          9,282
                                                 ------------     ----------     ------------     ----------
     Subtotal..................................       405,256        314,653          457,583        133,766
Shareholder servicing and distribution fees
  (Note 3):
  Investor A Shares............................         4,198          3,021           20,573             13
  Investor C Shares............................         1,436            182           12,823            270
  Investor N Shares............................        23,484        174,654           38,810         84,678
Fees waived by investment adviser,
  administrator and/or custodian (Note 2)......      (126,412)      (185,241)        (141,434)       (84,848)
                                                 ------------     ----------     ------------     ----------
     Total expenses............................       307,962        307,269          388,355        133,879
                                                 ------------     ----------     ------------     ----------
NET INVESTMENT INCOME..........................     2,329,992      1,630,354        2,640,045        578,717
                                                 ------------     ----------     ------------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS (NOTES 1 AND 4):
Net realized loss on investments sold
  during the year..............................      (715,767)      (129,557)         (17,607)      (146,210)
Net change in unrealized
  appreciation/(depreciation) of investments
  during the year..............................     5,736,744      4,716,846        5,456,008      1,855,998
                                                 ------------     ----------     ------------     ----------
Net realized and unrealized gain on
  investments..................................     5,020,977      4,587,289        5,438,401      1,709,788
                                                 ------------     ----------     ------------     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................   $ 7,350,969     $6,217,643      $ 8,078,446     $2,288,505
                                                  ===========     ==========      ===========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS (CONTINUED)

      NATIONS                          NATIONS                               NATIONS
      MARYLAND        NATIONS       NORTH CAROLINA        NATIONS         SOUTH CAROLINA        NATIONS
    INTERMEDIATE      MARYLAND       INTERMEDIATE      NORTH CAROLINA      INTERMEDIATE      SOUTH CAROLINA
     MUNICIPAL       MUNICIPAL        MUNICIPAL          MUNICIPAL          MUNICIPAL          MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND          BOND FUND          BOND FUND          BOND FUND
    -------------------------------------------------------------------------------------------------------
     $ 4,612,158     $  503,554       $1,807,123         $1,696,448         $ 4,055,757        $  719,813
          29,534         13,881           21,111             18,452              21,010            15,335
     -----------     ----------       ----------         ----------         -----------        ----------
       4,641,692        517,435        1,828,234          1,714,900           4,076,767           735,148
     -----------     ----------       ----------         ----------         -----------        ----------
         436,564         56,020          181,351            177,225             372,578            75,568
          86,092          9,249           35,722             29,151              73,426            12,454
          55,505          9,476           24,622             24,762              38,761            11,338
          14,878          6,158            8,627              7,757              12,744             5,736
          30,819         16,054           19,141             19,341              19,122            16,633
           1,670            198            1,499                573               1,393               257
           3,587            800            2,399                500               7,205               601
          16,734          5,079           10,734              7,103                  --             5,215
           2,765             --            1,300                380               5,814               202
          50,106         14,461           17,798             17,016              27,255             8,432
     -----------     ----------       ----------         ----------         -----------        ----------
         698,720        117,495          303,193            283,808             558,298           136,436
          42,880          1,205           17,214              1,530              31,815               850
          13,177             17            7,248                103              28,757                27
          22,102         52,328           34,834            207,955              30,676            80,631
        (213,741)       (80,320)         (96,194)          (172,996)           (146,305)          (86,375)
     -----------     ----------       ----------         ----------         -----------        ----------
         563,138         90,725          266,295            320,400             503,241           131,569
     -----------     ----------       ----------         ----------         -----------        ----------
       4,078,554        426,710        1,561,939          1,394,500           3,573,526           603,579
     -----------     ----------       ----------         ----------         -----------        ----------
        (681,489)        (2,430)        (307,810           (399,443)           (136,623)          (39,660)
       8,733,915      1,165,404        3,867,311          4,722,309           6,872,223         1,704,426
     -----------     ----------       ----------         ----------         -----------        ----------
       8,052,426      1,162,974        3,559,501          4,322,866           6,735,600         1,664,766
     -----------     ----------       ----------         ----------         -----------        ----------
     $12,130,980     $1,589,684       $5,121,440         $5,717,366         $10,309,126        $2,268,345
     ===========     ==========       ==========         ==========         ===========        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                                NATIONS                         NATIONS
                                                               TENNESSEE        NATIONS          TEXAS
                                                              INTERMEDIATE     TENNESSEE      INTERMEDIATE
                                                               MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                               BOND FUND       BOND FUND       BOND FUND
                                                               -------------------------------------------
INVESTMENT INCOME:
Interest....................................................   $   861,112     $  388,968      $ 1,470,846
Dividends...................................................        16,038          5,957           19,124
                                                               -----------     ----------      -----------
     Total investment income................................       877,150        394,925        1,489,970
                                                               -----------     ----------      -----------
EXPENSES:
Investment advisory fee (Note 2)............................        83,998         40,270          143,571
Administration fee (Note 2).................................        16,576          6,628           28,316
Transfer agent fees (Note 2)................................        13,948          7,371           19,061
Custodian fees (Note 2).....................................         5,080          3,840            7,136
Legal and audit fees........................................        17,237         15,797           19,506
Trustees' fees and expenses (Note 2)........................           308            138              518
Amortization of organization costs (Note 6).................         1,989            819            1,242
Registration and filing fees................................         1,867          3,469              575
Interest expense (Note 7)...................................            87            216              843
Other.......................................................        13,008          6,935           17,554
                                                               -----------     ----------      -----------
     Subtotal...............................................       154,098         85,483          238,322
Shareholder servicing and distribution fees (Note 3):
  Investor A Shares.........................................        15,683            216            1,638
  Investor C Shares.........................................            11            364            2,216
  Investor N Shares.........................................        17,478         46,226           15,692
Fees waived by investment adviser, administrator
  and/or custodian (Note 2).................................       (58,668)       (58,714)         (74,646)
                                                               -----------     ----------      -----------
     Total expenses.........................................       128,602         73,575          183,222
                                                               -----------     ----------      -----------
NET INVESTMENT INCOME.......................................       748,548        321,350        1,306,748
                                                               -----------     ----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 4):
Net realized gain/(loss) on investments sold during the
  year......................................................       (26,134)      (117,288)        (212,078)
Net change in unrealized appreciation/(depreciation) of
  investments during the year...............................     1,581,769      1,007,264        2,582,038
                                                               -----------     ----------      -----------
Net realized and unrealized gain on investments.............     1,555,635        889,976        2,369,960
                                                               -----------     ----------      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................   $ 2,304,183     $1,211,326      $ 3,676,708
                                                               ===========     ==========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS (CONTINUED)

                     NATIONS
     NATIONS         VIRGINIA        NATIONS         NATIONS         NATIONS
      TEXAS        INTERMEDIATE      VIRGINIA       SHORT-TERM      INTERMEDIATE     NATIONS
    MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
    BOND FUND       BOND FUND       BOND FUND      INCOME FUND      BOND FUND      INCOME FUND
    -------------------------------------------------------------------------------------------
    $  887,526      $13,784,825     $1,019,126       $2,824,624     $3,622,370      $ 6,731,598
        16,157           35,963         14,209           26,475         41,855           49,193
    ----------     ------------     ----------       ----------     ----------     ------------
       903,683       13,820,788      1,033,335        2,851,099      3,664,225        6,780,791
    ----------     ------------     ----------       ----------     ----------     ------------
        92,728        1,271,366        105,003          295,327        341,317          652,961
        15,261          250,576         17,292           58,396         67,462          107,333
        14,043          155,184         16,601           38,764         40,924           74,245
         5,742           36,154          6,322           12,607         12,865           17,764
        16,943           57,795         17,225           23,103         26,155           30,688
           300            4,737            346            1,217          1,342            2,045
         1,106               --            500            8,355          9,158              494
         4,566           10,411          5,121           78,165         43,032           26,736
           266            4,734            137            2,252          1,033            2,301
        11,317           99,849         12,770           32,514         28,243           40,119
    ----------     ------------     ----------       ----------     ----------     ------------
       162,272        1,890,806        181,317          550,700        571,531          954,686
           311          151,365            810            4,237          1,714           51,257
            29           38,399             61            2,660            662           19,872
        89,464           55,284        111,655           37,488          5,868          136,830
      (101,213)        (449,752)      (112,299)        (285,030)      (260,200)        (297,941)
    ----------     ------------     ----------       ----------     ----------     ------------
       150,863        1,686,102        181,544          310,055        319,575          864,704
    ----------     ------------     ----------      -----------     ----------     ------------
       752,820       12,134,686        851,791        2,541,044      3,344,650        5,916,087
    ----------     ------------     ----------       ----------     ----------     ------------
        49,758       (1,699,659)       (54,480)        (299,414)      (146,486)        (742,720)
     2,069,817       23,698,770      2,493,836        2,164,389      6,426,385       15,694,163
    ----------     ------------     ----------       ----------     ----------     ------------
     2,119,575       21,999,111      2,439,356        1,864,975      6,279,899       14,951,443
    ----------     ------------     ----------       ----------     ----------     ------------
    $2,872,395     $ 34,133,797     $3,291,147      $ 4,406,019     $9,624,549     $ 20,867,530
    ==========     ============     ==========      ===========     ==========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1995

                                                       NATIONS                       NATIONS
                                                       FLORIDA        NATIONS        GEORGIA        NATIONS
                                                     INTERMEDIATE     FLORIDA      INTERMEDIATE     GEORGIA
                                                      MUNICIPAL      MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                      BOND FUND      BOND FUND      BOND FUND      BOND FUND
                                                     --------------------------------------------------------
Net investment income..............................  $ 2,329,992    $ 1,630,354    $ 2,640,045    $   578,717
Net realized loss on investments...................     (715,767)      (129,557)       (17,607)      (146,210)
Change in unrealized appreciation/(depreciation) of
  investments......................................    5,736,744      4,716,846      5,456,008      1,855,998
                                                     -----------    -----------    -----------    -----------
Net increase in net assets resulting from
  operations.......................................    7,350,969      6,217,643      8,078,446      2,288,505
Distributions to shareholders from net investment
  income:
     Trust A Shares................................   (2,024,302)      (455,981)    (1,728,590)       (45,414)
     Investor A Shares.............................      (95,935)       (79,195)      (471,583)          (346)
     Investor C Shares.............................      (12,415)        (1,076)      (109,319)        (1,560)
     Investor N Shares.............................     (197,340)    (1,094,102)      (330,711)      (531,397)
Distributions in excess of net investment income:
     Trust A Shares................................           --             --             --             --
     Investor A Shares.............................           --             --             --             --
     Investor C Shares.............................           --             --             --             --
     Investor N Shares.............................           --             --             --             --
Distributions to shareholders from net realized
  gain on investments:
     Trust A Shares................................           --             --             --             --
     Investor A Shares.............................           --             --             --             --
     Investor C Shares.............................           --             --             --             --
     Investor N Shares.............................           --             --             --             --
Net increase/(decrease) in net assets from Fund
  share transactions:
     Trust A Shares................................   (2,979,948)     5,919,508      3,825,979      2,277,258
     Investor A Shares.............................      (39,072)       563,238     (2,238,132)          (170)
     Investor C Shares.............................     (368,088)        34,293        (34,367)        64,515
     Investor N Shares.............................     (388,191)     2,187,184        154,765      1,930,805
                                                     -----------    -----------    -----------    -----------
Net increase/(decrease) in net assets..............    1,245,678     13,291,512      7,146,488      5,982,196
NET ASSETS:
Beginning of year..................................   50,136,236     25,151,533     53,178,450      9,738,820
                                                     -----------    -----------    -----------    -----------
End of year........................................  $51,381,914    $38,443,045    $60,324,938    $15,721,016
                                                     ===========    ===========    ===========    ===========
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  year.............................................  $    (3,525)   $     6,617    $    (4,550)   $        --
                                                     ===========    ===========    ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

      NATIONS                          NATIONS                               NATIONS
     MARYLAND         NATIONS       NORTH CAROLINA        NATIONS         SOUTH CAROLINA        NATIONS
    INTERMEDIATE     MARYLAND        INTERMEDIATE      NORTH CAROLINA      INTERMEDIATE      SOUTH CAROLINA
     MUNICIPAL       MUNICIPAL        MUNICIPAL          MUNICIPAL          MUNICIPAL          MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND          BOND FUND          BOND FUND          BOND FUND
    -------------------------------------------------------------------------------------------------------
    $ 4,078,554     $   426,710      $ 1,561,939       $ 1,394,500       $ 3,573,526       $   603,579
       (681,489)         (2,430)        (307,810)         (399,443)         (136,623)          (39,660)
      8,733,915       1,165,404        3,867,311         4,722,309         6,872,223         1,704,426
    -----------     -----------      -----------        ----------        ----------        ----------
     12,130,980       1,589,684        5,121,440         5,717,366        10,309,126         2,268,345
     (2,797,941)        (89,148)        (856,502)          (48,451)       (2,296,902)          (75,100)
       (979,724)        (28,392)        (372,174)          (41,126)         (750,209)          (21,133)
       (112,491)            (99)         (57,764)             (646)         (254,974)             (163)
       (188,577)       (309,071)        (275,499)       (1,304,277)         (271,441)         (507,183)
             --              --              (45)               --                --                --
             --              --              (21)               --                --                --
             --              --               (3)               --                --                --
             --              --              (17)               --                --                --
       (183,741)             --          (21,344)               --                --                --
        (63,714)             --           (8,440)               --                --                --
         (7,723)             --           (1,416)               --                --                --
        (13,237)             --           (5,442)               --                --                --
     (4,098,933)      2,347,528        4,927,881           641,588        (7,959,146)        1,223,037
     (2,885,042)        968,142       (1,261,429)         (987,121)       (3,395,992)        1,050,535
         12,692              99         (267,670)             (361)       (1,172,672)           17,026
       (284,476)      4,282,409        1,498,066         2,361,368           169,959         2,949,577
    -----------     -----------      -----------       -----------       -----------       -----------
        528,073       8,761,152        8,419,621         6,338,340        (5,622,251)        6,904,941
     90,433,006       4,869,334       30,235,583        25,352,490        77,314,493         8,805,183
    ===========     ===========      ===========       ===========       ===========       ===========
    $90,961,079     $13,630,486      $38,655,204       $31,690,830       $71,692,242       $15,710,124
    ===========     ===========      ===========       ===========       ===========       ===========

    $    28,863     $     2,074      $     4,391       $     1,224       $        28       $        --
    -----------     -----------      -----------       -----------       -----------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1995

                                                                  NATIONS                        NATIONS
                                                                 TENNESSEE       NATIONS          TEXAS
                                                                INTERMEDIATE    TENNESSEE      INTERMEDIATE
                                                                 MUNICIPAL      MUNICIPAL       MUNICIPAL
                                                                 BOND FUND      BOND FUND       BOND FUND
                                                                ------------------------------------------
Net investment income.......................................... $   748,548     $  321,350     $ 1,306,748
Net realized gain/(loss) on investments........................     (26,134)      (117,288)       (212,078)
Change in unrealized appreciation/(depreciation) of
  investments..................................................   1,581,769      1,007,264       2,582,038
                                                                -----------     ----------     -----------
Net increase in net assets resulting from operations...........   2,304,183      1,211,326       3,676,708
Distributions to shareholders from net investment income:
     Trust A Shares............................................    (252,687)       (19,802)     (1,123,434)
     Investor A Shares.........................................    (350,278)        (5,514)        (36,160)
     Investor C Shares.........................................         (89)        (2,207)        (18,041)
     Investor N Shares.........................................    (145,494)      (293,827)       (129,113)
Distributions to shareholders from net realized gain on
  investments:
     Trust A Shares............................................          --             --              --
     Investor A Shares.........................................          --             --              --
     Investor C Shares.........................................          --             --              --
     Investor N Shares.........................................          --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
     Trust A Shares............................................   2,575,285        412,513         300,601
     Investor A Shares.........................................  (1,008,586)       148,922          21,754
     Investor C Shares.........................................          89         56,740         540,523
     Investor N Shares.........................................    (131,554)       286,121         101,543
                                                                -----------     ----------     -----------
Net increase/(decrease) in net assets..........................   2,990,869      1,794,272       3,334,381
NET ASSETS:
Beginning of year..............................................  15,316,759      5,859,787      27,560,138
                                                                -----------     ----------     -----------
End of year.................................................... $18,307,628     $7,654,059     $30,894,519
                                                                ===========     ==========     ===========
Undistributed net investment income/(distributions in excess of
  net investment income) at end of year........................ $      (487)    $    3,145     $    (1,938)
                                                                ===========     ==========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                      NATIONS
      NATIONS         VIRGINIA         NATIONS         NATIONS         NATIONS
       TEXAS        INTERMEDIATE      VIRGINIA       SHORT-TERM      INTERMEDIATE      NATIONS
     MUNICIPAL       MUNICIPAL        MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND      INCOME FUND      BOND FUND      INCOME FUND
    ---------------------------------------------------------------------------------------------
    $   752,820     $ 12,134,686     $   851,791     $ 2,541,044     $ 3,344,650     $  5,916,087
         49,758       (1,699,659)        (54,480)       (299,414)       (146,486)        (742,720)
      2,069,817       23,698,770       2,493,836       2,164,389       6,426,385       15,694,163
    -----------     ------------     -----------     -----------     -----------     ------------
      2,872,395       34,133,797       3,291,147       4,406,019       9,624,549       20,867,530
       (182,458)      (7,767,991)       (118,613)     (1,978,655)     (3,246,919)      (3,504,155)
         (7,918)      (3,531,818)        (20,940)        (86,029)        (41,053)      (1,391,290)
           (128)        (336,385)           (349)        (42,850)         (5,747)        (130,542)
       (562,316)        (481,064)       (711,889)       (433,510)        (50,931)        (890,100)
             --          (46,487)             --              --              --               --
             --          (22,606)             --              --              --               --
             --           (2,345)             --              --              --               --
             --           (2,943)             --              --              --               --
      1,898,179      (23,849,129)      2,855,091      15,057,172      29,750,017        1,027,823
        274,086      (12,819,886)        432,416       3,470,015       1,005,279          680,384
         67,369       (1,890,560)         30,349       1,599,897         348,117       (1,179,683)
        108,166        1,558,927       1,602,073      (3,983,071)        301,923       (1,445,764)
    -----------     ------------     -----------     -----------     -----------     ------------
      4,467,375      (15,058,490)      7,359,285      18,008,988      37,685,235       14,034,203
     13,154,341      264,878,257      13,339,697      47,449,357      39,171,918      103,198,122
    -----------     ------------     -----------     -----------     -----------     ------------
    $17,621,716     $249,819,767     $20,698,982     $65,458,345     $76,857,153     $117,232,325
    ===========     ============     ===========     ===========     ===========     ============
    $     6,027     $    138,617     $        --     $       947     $    25,134     $     12,961
    ===========     ============     ===========     ===========     ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1994

                                                           NATIONS                     NATIONS
                                                           FLORIDA       NATIONS       GEORGIA       NATIONS
                                                         INTERMEDIATE    FLORIDA     INTERMEDIATE    GEORGIA
                                                          MUNICIPAL     MUNICIPAL     MUNICIPAL     MUNICIPAL
                                                          BOND FUND     BOND FUND     BOND FUND     BOND FUND
                                                         -----------------------------------------------------
Net investment income..................................  $ 2,254,980   $ 1,059,933   $ 2,554,766   $   430,793
Net realized gain/(loss) on investments................     (412,041)     (749,508)     (361,600)     (249,836)
Net change in unrealized depreciation of investments...   (4,145,480)   (2,757,828)   (4,958,051)   (1,273,260)
                                                         -----------   -----------   -----------   -----------
Net decrease in net assets resulting from operations...   (2,302,541)   (2,447,403)   (2,764,885)   (1,092,303)
Distributions to shareholders from net investment
  income:
     Trust A Shares....................................   (1,956,346)     (113,896)   (1,543,057)       (6,137)
     Investor A Shares.................................      (93,863)      (37,913)     (623,686)         (373)
     Investor C Shares.................................      (28,279)           (8)     (120,269)           (8)
     Investor N Shares.................................     (176,492)     (908,116)     (267,754)     (424,275)
Distributions in excess of net investment income:
     Trust A Shares....................................       (3,058)           --        (2,459)           --
     Investor A Shares.................................         (246)           --        (1,319)           --
     Investor C Shares.................................         (165)           --          (251)           --
     Investor N Shares.................................          (56)           --          (363)           --
Distributions to shareholders from net realized gain on
  investments:
     Trust A Shares....................................      (20,904)           --       (49,571)           --
     Investor A Shares.................................       (1,685)           --       (26,572)           --
     Investor C Shares.................................       (1,126)           --        (5,064)           --
     Investor N Shares.................................         (383)           --        (7,305)           --
Distributions in excess of net realized gain on
  investments:
     Trust A Shares....................................           --            --            --            --
     Investor A Shares.................................           --            --            --            --
     Investor C Shares.................................           --            --            --            --
     Investor N Shares.................................           --            --            --            --
Net increase/(decrease) in net assets from Fund share
  transactions:
     Trust A Shares....................................    5,148,462     4,608,418     5,570,807       254,222
     Investor A Shares.................................       43,476     1,129,724    (5,059,425)        8,638
     Investor C Shares.................................       (2,574)        2,008      (318,919)        2,008
     Investor N Shares.................................    1,770,471    11,484,527     3,412,666     6,177,448
                                                         -----------   -----------   -----------   -----------
Net increase/(decrease) in net assets..................    2,374,691    13,717,341    (1,807,426)    4,919,220
NET ASSETS:
Beginning of year......................................   47,761,545    11,434,192    54,985,876     4,819,600
                                                         -----------   -----------   -----------   -----------
End of year............................................  $50,136,236   $25,151,533   $53,178,450   $ 9,738,820
                                                         -----------   -----------   -----------   -----------
Undistributed net investment income/(distributions in
  excess of net investment income) at end of year......  $    (3,525)  $        --   $    (4,392)  $        --
                                                         -----------   -----------   -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

      NATIONS                          NATIONS                               NATIONS
      MARYLAND        NATIONS       NORTH CAROLINA        NATIONS         SOUTH CAROLINA        NATIONS
    INTERMEDIATE      MARYLAND       INTERMEDIATE      NORTH CAROLINA      INTERMEDIATE      SOUTH CAROLINA
     MUNICIPAL       MUNICIPAL        MUNICIPAL          MUNICIPAL          MUNICIPAL          MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND          BOND FUND          BOND FUND          BOND FUND
    -------------------------------------------------------------------------------------------------------
    $  4,442,616     $  185,783       $ 1,284,133        $ 1,037,488        $  4,255,438       $   362,103
         (90,050)       (31,386)           18,380           (373,405)           (295,874)          (27,930)
      (9,208,784)      (613,834)       (2,700,595)        (3,427,936)         (7,310,075)       (1,092,116)
    ------------     ----------       ------------       ------------       ------------       ------------
      (4,856,218)      (459,437)       (1,398,082)        (2,763,853)         (3,350,511)         (757,943)
      (3,044,453)          (308)         (577,630)            (8,772)         (2,779,062)          (12,354)
      (1,081,440)          (497)         (444,310)           (61,913)           (913,393)           (6,291)
        (145,838)            (8)          (59,909)                (8)           (328,508)               (8)
        (170,885)      (184,970)         (202,284)          (966,795)           (234,475)         (343,450)
              --             --                --                 --              (4,908)               --
              --             --                --                 --              (1,715)               --
              --             --                --                 --                (731)               --
              --             --                --                 --                (370)               --
        (533,833)            --           (58,870)                --             (49,192)               --
        (198,017)            --           (50,965)                --             (17,190)               --
         (37,890)            --            (7,765)                --              (7,328)               --
         (28,640)            --           (20,630)                --              (3,713)               --
          (5,066)            --                --                 --                  --                --
          (1,879)            --                --                 --                  --                --
            (360)            --                --                 --                  --                --
            (272)            --                --                 --                  --                --
       6,616,819         40,327         3,587,881            559,907          (3,010,053)          437,120
       2,472,579          4,754        (3,952,311)           270,849          (2,001,960)          144,376
      (1,471,821)         2,008            38,695              2,008          (1,708,432)            2,008
       1,566,176      2,413,010         2,404,561         15,840,879           2,150,636         5,279,691
    ------------     ----------       ------------       ------------       ------------       ------------
        (921,038)     1,814,879          (741,619)        12,872,302         (12,260,905)        4,743,149
      91,354,044      3,054,455        30,977,202         12,480,188          89,575,398         4,062,034
    ------------     ----------       ------------       ------------       ------------       ------------
    $ 90,433,006     $4,869,334       $30,235,583        $25,352,490        $ 77,314,493       $ 8,805,183
    ============     ==========       ===========        ===========        ============       ===========
    $     19,454     $       --       $        --        $        --        $     (7,724)      $        --
    ============     ==========       ===========        ===========        ============       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1994

                                                                  NATIONS                        NATIONS
                                                                 TENNESSEE       NATIONS          TEXAS
                                                                INTERMEDIATE    TENNESSEE      INTERMEDIATE
                                                                 MUNICIPAL      MUNICIPAL       MUNICIPAL
                                                                 BOND FUND      BOND FUND       BOND FUND
                                                                ------------------------------------------
Net investment income.........................................  $   776,291     $  233,740     $ 1,542,263
Net realized loss on investments..............................     (281,494)       (99,603)       (864,030)
Change in unrealized depreciation of investments..............   (1,219,611)      (598,039)     (1,828,260)
                                                                -----------     ----------     -----------
Net increase/(decrease) in net assets resulting from
  operations..................................................     (724,814)      (463,902)     (1,150,027)
Distributions to shareholders from net investment income:
     Trust A Shares...........................................     (146,160)        (8,596)     (1,394,577)
     Investor A Shares........................................     (509,072)        (1,849)        (57,499)
     Investor C Shares........................................           (7)            (8)             (6)
     Investor N Shares........................................     (121,052)      (223,287)        (91,521)
Distributions in excess of net investment income:
     Trust A Shares...........................................          (54)            --            (667)
     Investor A Shares........................................         (376)            --             (23)
     Investor C Shares........................................           --             --              --
     Investor N Shares........................................          (57)            --             (33)
Distributions to shareholders from net realized gain on
  investments:
     Trust A Shares...........................................       (2,494)            --         (90,430)
     Investor A Shares........................................      (17,354)            --          (3,197)
     Investor C Shares........................................           --             --              --
     Investor N Shares........................................       (2,621)            --          (4,457)
Distributions in excess of net realized gain on investments:
     Trust A Shares...........................................           --             --              --
     Investor A Shares........................................           --             --              --
     Investor C Shares........................................           --             --              --
     Investor N Shares........................................           --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
     Trust A Shares...........................................    2,303,132        335,499      (5,338,085)
     Investor A Shares........................................   (6,822,520)        13,824        (142,259)
     Investor C Shares........................................        2,007          2,009           2,006
     Investor N Shares........................................    1,452,381      2,888,563       1,657,564
                                                                -----------     ----------     -----------
Net increase/(decrease) in net assets.........................   (4,589,061)     2,542,253      (6,613,211)
NET ASSETS:
Beginning of year.............................................   19,905,820      3,317,534      34,173,349
                                                                -----------     ----------     -----------
End of year...................................................  $15,316,759     $5,859,787     $27,560,138
                                                                ===========     ==========     ===========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year....................  $      (487)    $       --     $    (1,938)
                                                                ===========     ==========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                      NATIONS
      NATIONS         VIRGINIA         NATIONS         NATIONS         NATIONS
       TEXAS        INTERMEDIATE      VIRGINIA       SHORT-TERM      INTERMEDIATE      NATIONS
     MUNICIPAL       MUNICIPAL        MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
     BOND FUND       BOND FUND        BOND FUND      INCOME FUND      BOND FUND      INCOME FUND
-------------------------------------------------------------------------------------------------
    $   566,220     $ 13,864,294     $   586,416     $ 1,553,772     $ 1,678,179     $  6,499,259
       (850,801)        (293,503)       (566,536)       (431,978)       (233,822)      (3,839,179)
       (985,160)     (26,702,946)     (1,601,130)       (948,828)     (3,214,062)     (12,993,214)
    -----------     ------------     -----------     -----------     -----------     ------------
     (1,269,741)     (13,132,155)     (1,581,250)        172,966      (1,769,705)     (10,333,134)
        (93,274)      (8,834,035)        (22,238)     (1,012,321)     (1,645,688)      (4,059,259)
         (2,473)      (4,268,679)         (6,310)        (11,966)         (8,436)      (1,398,357)
             (8)        (414,934)             (8)         (5,321)             (7)        (207,471)
       (470,465)        (364,498)       (557,860)       (523,217)        (24,048)        (834,172)
             --               --              --              --          (1,135)          (6,606)
             --               --              --              --             (11)          (2,129)
             --               --              --              --              --             (472)
             --               --              --              --              (5)          (1,234)
             --       (1,604,791)             --            (618)        (24,222)      (1,887,630)
             --         (851,034)             --              (7)           (227)        (608,378)
             --          (90,322)             --              (3)             --         (134,826)
             --          (46,835)             --            (319)            (96)        (352,745)
             --           (1,430)             --              --              --               --
             --             (758)             --              --              --               --
             --              (80)             --              --              --               --
             --              (42)             --              --              --               --
      2,537,276       (7,145,007)        493,291      28,366,391      13,110,322      (17,216,741)
         64,430      (15,081,000)        164,049        (509,542)        130,727         (398,799)
          2,008       (1,833,347)          2,008         326,801           2,007       (2,540,420)
      6,232,860        5,349,023       8,242,954       8,053,505         999,938        4,915,485
    -----------     ------------     -----------     -----------     -----------     ------------
      7,000,613      (48,319,924)      6,734,636      34,856,349      10,769,414      (35,066,888)
      6,153,728      313,198,181       6,605,061      12,593,008      28,402,504      138,265,010
    -----------     ------------     -----------     -----------     -----------     ------------
    $13,154,341     $264,878,257     $13,339,697     $47,449,357     $39,171,918     $103,198,122
    ===========     ============     ===========     ===========     ===========     ============
    $        51     $    118,382     $        --     $       947     $    13,876     $     (5,421)
    ===========     ============     ===========     ===========     ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                               FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                                                                              YEAR ENDED                      YEAR ENDED
                                                                           NOVEMBER 30, 1995               NOVEMBER 30, 1994
                                                                      ---------------------------     ---------------------------
                                                                        SHARES         DOLLARS          SHARES         DOLLARS
                                                                      -----------------------------------------------------------
TRUST A SHARES:
  Sold..............................................................   1,146,972     $ 11,655,676      2,309,346     $ 23,543,111
  Issued as reinvestment of dividends...............................      11,537          118,686          4,042           41,220
  Redeemed..........................................................  (1,459,626)     (14,754,310)    (1,818,091)     (18,435,869)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................    (301,117)    $ (2,979,948)       495,297     $  5,148,462
                                                                      ==========     ============     ==========     ============
INVESTOR A SHARES:
  Sold..............................................................      60,287     $    623,631        129,495     $  1,322,049
  Issued as reinvestment of dividends...............................       6,012           61,967          5,611           57,038
  Redeemed..........................................................     (70,621)        (724,670)      (130,320)      (1,335,611)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................      (4,322)    $    (39,072)         4,786     $     43,476
                                                                      ==========     ============     ==========     ============
INVESTOR C SHARES:
  Sold..............................................................       7,951     $     81,257         22,484     $    237,371
  Issued as reinvestment of dividends...............................         651            6,712          1,209           12,411
  Redeemed..........................................................     (46,413)        (456,057)       (24,940)        (252,356)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................     (37,811)    $   (368,088)        (1,247)    $     (2,574)
                                                                      ==========     ============     ==========     ============
INVESTOR N SHARES:
  Sold..............................................................      61,816     $    629,178        222,164     $  2,284,832
  Issued as reinvestment of dividends...............................       9,672           99,647          8,411           85,289
  Redeemed..........................................................    (110,337)      (1,117,016)       (59,187)        (599,650)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................     (38,849)    $   (388,191)       171,388     $  1,770,471
                                                                      ==========     ============     ==========     ============

                                                                                      GEORGIA MUNICIPAL BOND FUND
                                                                              YEAR ENDED                     PERIOD ENDED
                                                                           NOVEMBER 30, 1995              NOVEMBER 30, 1994*
                                                                      ---------------------------     ---------------------------
                                                                        SHARES         DOLLARS          SHARES         DOLLARS
                                                                      ------------------------------------------------------------
TRUST A SHARES:
  Sold..............................................................     248,412     $  2,325,432         29,172     $    268,300
  Issued in exchange for Class A shares of The Capitol Mutual Funds
    Maryland Tax Free Securities Portfolio (Note 9).................          --               --             --               --
  Issued as reinvestment of dividends...............................          35              326              2               22
  Redeemed..........................................................      (5,684)         (48,500)        (1,548)         (14,100)
                                                                       ---------     ------------       --------     ------------
  Net increase/(decrease)...........................................     242,763     $  2,277,258         27,626     $    254,222
                                                                       =========     ============       ========     ============
INVESTOR A SHARES:
  Sold..............................................................         576     $      5,231            657     $      8,402
  Issued in exchange for Class A shares of The Capitol Mutual Funds
    Maryland Tax Free Securities Portfolio (Note 9).................          --               --             --               --
  Issued as reinvestment of dividends...............................          37              346             27              245
  Redeemed..........................................................        (625)          (5,747)            (1)              (9)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................         (12)    $       (170)           683     $      8,638
                                                                      ==========     ============     ==========     ============
INVESTOR C SHARES:
  Sold..............................................................       6,726     $     62,955            238     $      2,008
  Issued as reinvestment of dividends...............................         165            1,560             --               --
  Redeemed..........................................................          --               --             --               --
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................       6,891     $     64,515            238     $      2,008
                                                                      ==========     ============     ==========     ============

                                                                                                              YEAR ENDED
                                                                                                           NOVEMBER 30, 1994
                                                                                                      ------------------------
INVESTOR N SHARES:
  Sold..............................................................     347,783     $  3,209,054        708,722     $  6,773,034
  Issued as reinvestment of dividends...............................      35,793          331,490         31,713          289,240
  Redeemed..........................................................    (177,731)      (1,609,739)       (98,313)        (884,826)
                                                                      ----------     ------------     ----------     ------------
  Net increase/(decrease)...........................................     205,845     $  1,930,805        642,122     $  6,177,448
                                                                      ==========     ============     ==========     ============

---------------

* The Nations Florida Municipal Bond Fund's Trust A, Investor A and Investor C Shares commenced operations on December 13, 1993, December 10, 1993 and November 3, 1994, respectively. The Nations Georgia Municipal Bond Fund's Trust A, Investor A and Investor C Shares commenced operations on January 13, 1994, December 30, 1993 and November 3, 1994, respectively. The Nations Maryland Municipal Bond Fund's Trust A and Investor C Shares commenced operations on September 20, 1994 and November 3, 1994, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                    FLORIDA MUNICIPAL BOND FUND                            GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
            YEAR ENDED                     PERIOD ENDED                    YEAR ENDED                   YEAR ENDED
         NOVEMBER 30, 1995              NOVEMBER 30, 1994*             NOVEMBER 30, 1995             NOVEMBER 30, 1994
    ---------------------------     ---------------------------     ------------------------     -------------------------
      SHARES         DOLLARS          SHARES         DOLLARS         SHARES        DOLLARS        SHARES         DOLLARS
    ----------------------------------------------------------------------------------------------------------------------
       827,828     $  7,626,050        670,026     $  6,070,482      904,960     $ 9,489,873     1,064,666     $11,063,641
            53              507             --               --        3,190          32,982         4,378          46,120
      (185,287)      (1,707,049)      (162,907)      (1,462,064)    (545,762)     (5,696,876)     (538,490)     (5,538,954)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
       642,594     $  5,919,508        507,119     $  4,608,418      362,388     $ 3,825,979       530,554     $ 5,570,807
    ==========     ============     ==========     ============     ========     ===========     =========     ===========
        69,113     $    638,422        120,455     $  1,116,564       40,780     $   424,999        77,726     $   817,193
         1,391           12,557          3,714           33,387       32,123         336,207        41,219         430,237
        (9,308)         (87,741)        (2,218)         (20,227)    (283,783)     (2,999,338)     (608,234)     (6,306,855)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
        61,196     $    563,238        121,951     $  1,129,724     (210,880)    $(2,238,132)     (489,289)    $(5,059,425)
    ==========     ============     ==========     ============     ========     ===========      ========     ===========
         3,588     $     33,217            237     $      2,008       63,104     $   649,279        27,799     $   301,009
           115            1,076             --               --        5,948          62,325         8,221          85,809
            --               --             --               --      (72,141)       (745,971)      (68,340)       (705,737)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
         3,703     $     34,293            237     $      2,008       (3,089)    $   (34,367)      (32,320)    $  (318,919)
    ==========     ============     ==========     ============     ========     ===========     =========     ===========

                                            YEAR ENDED
                                         NOVEMBER 30, 1994
                                    ---------------------------
       564,818     $  5,228,438      1,633,043     $ 15,454,445      117,607     $ 1,229,942       342,355     $ 3,601,607
        53,698          499,489         42,586          388,868       12,857         134,694        11,785         122,354
      (381,967)      (3,540,743)      (484,038)      (4,358,786)    (116,189)     (1,209,871)      (30,282)       (311,295)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
       236,549     $  2,187,184      1,191,591     $ 11,484,527       14,275     $   154,765       323,858     $ 3,412,666
    ==========     ============     ==========     ============     ========     ===========     =========     ===========

             MARYLAND INTERMEDIATE MUNICIPAL BOND FUND                           MARYLAND MUNICIPAL BOND FUND
            YEAR ENDED                      YEAR ENDED                     YEAR ENDED                  PERIOD ENDED
         NOVEMBER 30, 1995               NOVEMBER 30, 1994             NOVEMBER 30, 1995            NOVEMBER 30, 1994*
    ---------------------------     ---------------------------     ------------------------     -------------------------
      SHARES         DOLLARS          SHARES         DOLLARS         SHARES        DOLLARS        SHARES         DOLLARS
    ----------------------------------------------------------------------------------------------------------------------
     1,493,596     $ 15,841,513      1,621,767     $ 17,497,439      335,224     $ 2,986,149         6,539     $    57,413
            --               --        384,169        4,049,136           --              --            --              --
         6,193           66,317          1,385           14,420          231           2,153            28             238
    (1,930,435)     (20,006,763)    (1,418,621)     (14,944,176)     (70,604)       (640,774)       (1,903)        (17,324)
    ----------      -----------     ----------      -----------      -------      ----------      --------        --------
      (430,646)    $ (4,098,933)       588,700     $  6,616,819      264,851     $ 2,347,528         4,664     $    40,327
    ==========     ============     ==========     ============      =======     ===========      ========     ===========

                                                                                                        YEAR ENDED
                                                                                                     NOVEMBER 30, 1994
                                                                                                 -------------------------
        55,018     $    577,135        274,222     $  2,974,748      120,816     $ 1,109,459           643     $     6,156
            --               --        446,299        4,703,993           --              --
        78,815          834,417         95,971        1,023,814        2,022          18,942            54             489
      (411,563)      (4,296,594)      (597,241)      (6,229,976)     (16,864)       (160,259)         (207)         (1,891)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
      (277,730)    $ (2,885,042)       219,251     $  2,472,579      105,974     $   968,142           490     $     4,754
    ==========     ============     ==========     ============     ========     ===========     =========     ===========

                                                                                                       PERIOD ENDED
                                                                                                    NOVEMBER 30, 1994*
                                                                                                 -------------------------
        82,610     $    882,386         17,907     $    194,299           --     $        --           238     $     2,008
         9,549          101,241         14,389          154,706           11              99            --              --
       (92,742)        (970,935)      (174,009)      (1,820,826)          --              --            --              --
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
          (583)    $     12,692       (141,713)    $ (1,471,821)          11     $        99           238     $     2,008
    ==========     ============     ==========     ============     ========     ===========     =========     ===========

                                                                                                        YEAR ENDED
                                                                                                     NOVEMBER 30, 1994
                                                                                                 ------------------------
        61,601     $    655,626        181,677     $  1,942,843      519,032     $ 4,795,953       353,691     $ 3,248,462
        15,604          165,113         15,751          167,461       25,277         233,044        17,483         158,966
      (104,491)      (1,105,215)       (51,947)        (544,128)     (81,521)       (746,588)     (107,217)       (994,418)
    ----------     ------------     ----------     ------------     --------     -----------     ---------     -----------
       (27,286)    $   (284,476)       145,481     $  1,566,176      462,788     $ 4,282,409       263,957     $ 2,413,010
    ==========     ============     ==========     ============     ========     ===========     =========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                             NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
                                                                                 YEAR ENDED                     YEAR ENDED
                                                                              NOVEMBER 30, 1995             NOVEMBER 30, 1994
                                                                         ---------------------------     ------------------------
                                                                           SHARES         DOLLARS         SHARES        DOLLARS
                                                                         --------------------------------------------------------
TRUST A SHARES:
  Sold.................................................................   1,844,778     $ 18,203,038      961,558     $ 9,714,844
  Issued as reinvestment of dividends..................................         943            9,687           --              --
  Redeemed.............................................................  (1,340,599)     (13,284,844)    (605,780)     (6,126,963)
                                                                         ----------      -----------     --------      ----------
  Net increase/(decrease)..............................................     505,122     $  4,927,881      355,778     $ 3,587,881
                                                                         ==========     ============     ========     ===========
INVESTOR A SHARES:
  Sold.................................................................     131,196     $  1,347,569      177,347     $ 1,818,480
  Issued as reinvestment of dividends..................................      21,179          214,891       37,064         375,402
  Redeemed.............................................................    (275,097)      (2,823,889)    (594,991)     (6,146,193)
                                                                         ----------      -----------     --------      ----------
  Net increase/(decrease)..............................................    (122,722)    $ (1,261,429)    (380,580)    $(3,952,311)
                                                                         ==========     ============     ========     ===========
INVESTOR C SHARES:
  Sold.................................................................       1,507     $     15,010       11,490     $   118,070
  Issued as reinvestment of dividends..................................       5,291           53,777        6,131          61,968
  Redeemed.............................................................     (32,759)        (336,457)     (13,899)       (141,343)
                                                                         ----------      -----------     --------      ----------
  Net increase/(decrease)..............................................     (25,961)    $   (267,670)       3,722     $    38,695
                                                                         ==========     ============     ========     ===========
INVESTOR N SHARES:
  Sold.................................................................     200,084     $  2,036,562      254,061     $ 2,594,678
  Issued as reinvestment of dividends..................................      21,150          215,945       16,601         167,499
  Redeemed.............................................................     (73,500)        (754,441)     (37,063)       (357,616)
                                                                         ----------      -----------     --------      ----------
  Net increase.........................................................     147,734     $  1,498,066      233,599     $ 2,404,561
                                                                         ==========     ============     ========     ===========

                                                                                    SOUTH CAROLINA MUNICIPAL BOND FUND
                                                                                 YEAR ENDED                    PERIOD ENDED
                                                                              NOVEMBER 30, 1995             NOVEMBER 30, 1994*
                                                                         ---------------------------     ------------------------
                                                                           SHARES         DOLLARS         SHARES        DOLLARS
                                                                         --------------------------------------------------------
TRUST A SHARES:
  Sold.................................................................     193,093     $  1,813,604       49,997     $   472,120
  Issued as reinvestment of dividends..................................         189            1,827           --              --
  Redeemed.............................................................     (61,148)        (592,394)      (3,817)        (35,000)
                                                                         ----------      -----------     --------      ----------
  Net increase.........................................................     132,134     $  1,223,037       46,180     $   437,120
                                                                         ==========     ============     ========     ===========
                                                                                                                YEAR ENDED
                                                                                                            NOVEMBER 30, 1994
                                                                                                         ------------------------
INVESTOR A SHARES:
  Sold.................................................................     120,735     $  1,168,760       23,520     $   220,798
  Issued as reinvestment of dividends..................................       1,785           17,400          468           4,329
  Redeemed.............................................................     (14,782)        (135,625)      (9,214)        (80,751)
                                                                         ----------      -----------     --------      ----------
  Net increase/(decrease)..............................................     107,738     $  1,050,535       14,774     $   144,376
                                                                         ==========     ============     ========     ===========
                                                                                                               PERIOD ENDED
                                                                                                            NOVEMBER 30, 1994*
                                                                                                         ------------------------
INVESTOR C SHARES:
  Sold.................................................................       1,707     $     16,863          230     $     2,008
  Issued as reinvestment of dividends..................................          17              163           --              --
  Redeemed.............................................................          --               --           --              --
                                                                         ----------      -----------     --------      ----------
  Net increase.........................................................       1,724     $     17,026          230     $     2,008
                                                                         ==========     ============     ========     ===========
                                                                                                               YEAR ENDED
                                                                                                            NOVEMBER 30, 1994
                                                                                                         ------------------------
INVESTOR N SHARES:
  Sold.................................................................     383,905     $  3,618,893      656,030     $ 6,319,041
  Issued as reinvestment of dividends..................................      35,863          342,751       23,798         221,284
  Redeemed.............................................................    (106,842)      (1,012,067)    (135,136)     (1,260,634)
                                                                         ----------      -----------     --------      ----------
  Net increase/(decrease)..............................................     312,926     $  2,949,577      544,692     $ 5,279,691
                                                                         ==========     ============     ========     ===========

---------------

* The Nations North Carolina Municipal Bond Fund's Trust A and Investor C Shares commenced operations on January 11, 1994 and November 3, 1994, respectively. The Nations South Carolina Municipal Bond Fund's Trust A and Investor C Shares commenced operations on December 27, 1993 and November 3, 1994, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

              NORTH CAROLINA MUNICIPAL BOND FUND                     SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
           YEAR ENDED                  PERIOD ENDED                    YEAR ENDED                      YEAR ENDED
       NOVEMBER 30, 1995            NOVEMBER 30, 1994*              NOVEMBER 30, 1995               NOVEMBER 30, 1994
    ------------------------     -------------------------     ---------------------------     ---------------------------
     SHARES        DOLLARS        SHARES         DOLLARS         SHARES         DOLLARS          SHARES         DOLLARS
    ----------------------------------------------------------------------------------------------------------------------
     134,128     $ 1,225,334        66,129     $   584,503      1,269,794     $ 13,084,967      1,632,589     $ 17,045,423
         402           3,756            --              --         23,686          244,498         20,204          209,937
     (64,999)       (587,502)       (2,697)        (24,596)    (2,083,337)     (21,288,611)    (2,001,654)     (20,265,413)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
      69,531     $   641,588        63,432     $   559,907       (789,857)    $ (7,959,146)      (348,861)    $ (3,010,053)
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                         YEAR ENDED
                                     NOVEMBER 30, 1994
                                 -------------------------
      15,161     $   140,254        47,712     $   434,312        171,771     $  1,780,993        328,445     $  3,473,277
       1,393          12,876         1,876          18,167         30,605          317,889         53,253          549,376
    (119,674)     (1,140,251)      (20,947)       (181,630)      (528,145)      (5,494,874)      (591,371)      (6,024,613)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
    (103,120)    $  (987,121)       28,641     $   270,849       (325,769)    $ (3,395,992)      (209,673)    $ (2,001,960)
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                        PERIOD ENDED
                                    NOVEMBER 30, 1994*
                                 -------------------------
       2,465     $    22,340           238     $     2,008         30,840     $    318,257         35,243     $    373,269
          66             607            --              --         16,641          172,531         23,321          240,015
      (2,520)        (23,308)           --              --       (162,128)      (1,663,460)      (227,919)      (2,321,716)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
          11     $      (361)          238     $     2,008       (114,647)    $ (1,172,672)      (169,355)    $ (1,708,432)
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                         YEAR ENDED
                                     NOVEMBER 30, 1994
                                 -------------------------
     585,537     $ 5,377,481     1,873,243     $17,644,762         65,508     $    684,158        253,749     $  2,642,786
      98,756         915,990        75,016         681,663         14,507          150,640         14,580          149,520
    (424,337)     (3,932,103)     (276,360)     (2,485,546)       (63,990)        (664,839)       (62,786)        (641,670)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
     259,956     $ 2,361,368     1,671,899     $15,840,879         16,025     $    169,959        205,543     $  2,150,636
    ========     ===========     =========     ===========     ==========     ============     ==========     ============

          TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND                          TENNESSEE MUNICIPAL BOND FUND
           YEAR ENDED                   YEAR ENDED                     YEAR ENDED                     PERIOD ENDED
       NOVEMBER 30, 1995            NOVEMBER 30, 1994*              NOVEMBER 30, 1995              NOVEMBER 30, 1994*
    ------------------------     -------------------------     ---------------------------     ---------------------------
     SHARES        DOLLARS        SHARES         DOLLARS         SHARES         DOLLARS          SHARES         DOLLARS
    ----------------------------------------------------------------------------------------------------------------------
     312,878     $ 3,118,192       315,802     $ 3,110,506         71,158     $    674,501         42,790     $    395,864
       3,932          39,550         3,832          38,269             12              119             85              787
     (59,477)       (582,457)      (85,686)       (845,643)       (29,492)        (262,107)        (6,667)         (61,152)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
     257,333     $ 2,575,285       233,948     $ 2,303,132         41,678     $    412,513         36,208     $    335,499
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                                                                                       YEAR ENDED
                                                                                                    NOVEMBER 30, 1994
                                                                                               ---------------------------
       3,845     $    38,649       110,895     $ 1,103,153         15,348     $    147,007          1,480     $     13,231
      28,686         283,928        44,474         440,335            340            3,255             66              602
    (134,147)     (1,331,163)     (842,796)     (8,366,008)          (139)          (1,340)            (1)              (9)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
    (101,616)    $(1,008,586)     (687,427)    $(6,822,520)        15,549     $    148,922          1,545     $     13,824
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                       PERIOD ENDED                                                    PERIOD ENDED
                                    NOVEMBER 30, 1994*                                              NOVEMBER 30, 1994*
                                 -------------------------                                     ---------------------------
          --     $        --           214     $     2,007          6,000     $     54,533            233     $      2,009
           9              89            --              --            231            2,207             --               --
          --              --            --              --             --               --             --               --
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
           9     $        89           214     $     2,007          6,231     $     56,740            233     $      2,009
    ========     ===========     =========     ===========     ==========     ============     ==========     ============
                                        YEAR ENDED                                                      YEAR ENDED
                                     NOVEMBER 30, 1994                                               NOVEMBER 30, 1994
                                 -------------------------                                     ---------------------------
      71,840     $   697,591       156,097     $ 1,565,658         86,927     $    813,298        481,662     $  4,576,228
      11,321         112,089        10,251         100,518         21,741          205,165         15,895          146,618
     (95,940)       (941,234)      (21,442)       (213,795)       (79,247)        (732,342)      (190,967)      (1,834,283)
    --------     -----------     ---------     -----------     ----------     ------------     ----------     ------------
     (12,779)    $  (131,554)      144,906     $ 1,452,381         29,421     $    286,121        306,590     $  2,888,563
    ========     ===========     =========     ===========     ==========     ============     ==========     ============

---------------
* The Nations Tennessee Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
  The Nations Tennessee Municipal Bond Fund's Trust A and Investor C Shares commenced operations on March 2, 1994 and November 3, 1994, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                               TEXAS INTERMEDIATE MUNICIPAL BOND FUND
                                                                           YEAR ENDED                        YEAR ENDED
                                                                       NOVEMBER 30, 1995                  NOVEMBER 30, 1994
                                                                   --------------------------       -----------------------------
                                                                    SHARES          DOLLARS           SHARES           DOLLARS
                                                                      -------------------------------------------------------
TRUST A SHARES:
Sold............................................................    975,430       $ 9,791,251        1,583,846       $ 16,093,317
Issued as reinvestment of dividends.............................         --                --               --                 --
Redeemed........................................................   (952,900)       (9,490,650)      (2,139,866)       (21,431,402)
                                                                   --------       -----------       ----------       ------------
Net increase/(decrease).........................................     22,530       $   300,601         (556,020)      $ (5,338,085)
                                                                    =======       ===========       ==========       ============
INVESTOR A SHARES:
Sold............................................................     21,831       $   220,133          110,706       $  1,140,021
Issued as reinvestment of dividends.............................      2,485            25,000            3,401             34,175
Redeemed........................................................    (21,758)         (223,379)        (132,400)        (1,316,455)
                                                                   --------       -----------       ----------       ------------
Net increase/(decrease).........................................      2,558       $    21,754          (18,293)      $   (142,259)
                                                                    =======       ===========       ==========       ============
                                                                                                            PERIOD ENDED
                                                                                                         NOVEMBER 30, 1994*
                                                                                                    -----------------------------
INVESTOR C SHARES:
Sold............................................................     53,044       $   522,482              210       $      2,006
Issued as reinvestment of dividends.............................      1,777            18,041               --                 --
Redeemed........................................................         --                --               --                 --
                                                                   --------       -----------       ----------       ------------
Net increase/(decrease).........................................     54,821       $   540,523              210       $      2,006
                                                                    =======       ===========       ==========       ============
                                                                                                             YEAR ENDED
                                                                                                          NOVEMBER 30, 1994
                                                                                                    -----------------------------
INVESTOR N SHARES:
Sold............................................................     84,923       $   838,444          183,524       $  1,864,286
Issued as reinvestment of dividends.............................      7,959            80,137            6,392             67,778
Redeemed........................................................    (81,044)         (817,038)         (27,495)          (274,500)
                                                                   --------       -----------       ----------       ------------
Net increase....................................................     11,838       $   101,543          162,421       $  1,657,564
                                                                    =======       ===========       ==========       ============

                                                                                    VIRGINIA MUNICIPAL BOND FUND
                                                                           YEAR ENDED                       PERIOD ENDED
                                                                       NOVEMBER 30, 1995                 NOVEMBER 30, 1994*
                                                                   --------------------------       -----------------------------
                                                                    SHARES          DOLLARS           SHARES           DOLLARS
                                                                      -------------------------------------------------------
TRUST A SHARES:
Sold............................................................    413,959       $ 3,772,491          106,914       $    966,670
Issued as reinvestment of dividends.............................         --                --               --                 --
Redeemed........................................................    (99,561)         (917,400)         (54,786)          (473,379)
                                                                   --------       -----------       ----------       ------------
Net increase....................................................    314,398       $ 2,855,091           52,128       $    493,291
                                                                    =======       ===========       ==========       ============
                                                                                                             YEAR ENDED
                                                                                                          NOVEMBER 30, 1994
                                                                                                    -----------------------------
INVESTOR A SHARES:
Sold............................................................     49,113       $   448,875           17,866       $    165,480
Issued as reinvestment of dividends.............................      1,639            15,216              314              2,815
Redeemed........................................................     (3,460)          (31,675)            (470)            (4,246)
                                                                   --------       -----------       ----------       ------------
Net increase/(decrease).........................................     47,292       $   432,416           17,710       $    164,049
                                                                    =======       ===========       ==========       ============
                                                                                                             PERIOD ENDED
                                                                                                          NOVEMBER 30, 1994*
                                                                                                    -----------------------------
INVESTOR C SHARES:
Sold............................................................      3,208       $    30,000              240       $      2,008
Issued as reinvestment of dividends.............................         37               349               --                 --
Redeemed........................................................         --                --               --                 --
                                                                   --------       -----------       ----------       ------------
Net increase....................................................      3,245       $    30,349              240       $      2,008
                                                                    =======       ===========       ==========       ============
                                                                                                             YEAR ENDED
                                                                                                          NOVEMBER 30, 1994
                                                                                                    -----------------------------
INVESTOR N SHARES:
Sold............................................................    428,382       $ 3,908,794        1,000,395       $  9,455,632
Issued as reinvestment of dividends.............................     50,257           460,342           42,670            385,001
Redeemed........................................................   (301,881)       (2,767,063)        (179,519)        (1,597,679)
                                                                   --------       -----------       ----------       ------------
Net increase/(decrease).........................................    176,758       $ 1,602,073          863,546       $  8,242,954
                                                                    =======       ===========       ==========       ============

---------------
* The Nations Texas Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
  The Nations Virginia Municipal Bond Fund's Trust A and Investor C Shares commenced operations on January 11, 1994 and November 3, 1994, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                   TEXAS MUNICIPAL BOND FUND                                 VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
            YEAR ENDED                     PERIOD ENDED                     YEAR ENDED                      YEAR ENDED
         NOVEMBER 30, 1995              NOVEMBER 30, 1994*               NOVEMBER 30, 1995               NOVEMBER 30, 1994
    ---------------------------     ---------------------------     ---------------------------     ---------------------------
      SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS
    ---------------------------------------------------------------------------------------------------------------------------
       383,634     $  3,559,000        429,692     $  3,942,777      3,677,758     $ 38,089,007      4,563,720     $ 48,487,391
            12              118              2               23          4,718           50,365             --               --
      (180,416)      (1,660,939)      (157,425)      (1,405,524)    (6,003,387)     (61,988,501)    (5,296,345)     (55,632,398)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
       203,230     $  1,898,179        272,269     $  2,537,276     (2,320,911)    $(23,849,129)      (732,625)    $ (7,145,007)
    ==========     ============     ==========     ============     ==========     ============      =========     ============
        29,379     $    271,807          6,339     $     62,220        391,410     $  4,179,181        682,362     $  7,384,659
           497            4,619            246            2,219        247,675        2,607,528        367,431        3,899,471
          (250)          (2,340)            (1)              (9)    (1,864,040)     (19,606,595)    (2,497,554)     (26,365,130)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
        29,626     $    274,086          6,584     $     64,430     (1,224,955)    $(12,819,886)    (1,447,761)    $(15,081,000)
    ==========     ============     ==========     ============     ==========     ============      =========     ============
         6,997     $     67,241            237     $      2,008         33,822     $    356,429         45,288     $    489,437
            14              128             --               --         22,321          234,946         36,072          383,195
            --               --             --               --       (237,954)      (2,481,935)      (256,327)      (2,705,979)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
         7,011     $     67,369            237     $      2,008       (181,811)    $ (1,890,560)      (174,967)    $ (1,833,347)
    ==========     ============     ==========     ============     ==========     ============      =========     ============
                                            YEAR ENDED
                                         NOVEMBER 30, 1994
                                    ---------------------------
       182,446     $  1,660,888        792,749     $  7,440,036        196,577     $  2,066,617        529,403     $  5,682,636
        37,332          344,793         30,384          275,484         31,902          336,450         28,767          302,965
      (210,246)      (1,897,515)      (164,326)      (1,482,660)       (80,314)        (844,140)       (61,316)        (636,578)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
         9,532     $    108,166        658,807     $  6,232,860        148,165     $  1,558,927        496,854     $  5,349,023
    ==========     ============     ==========     ============     ==========     ============      =========     ============

               SHORT-TERM MUNICIPAL INCOME FUND                                  INTERMEDIATE MUNICIPAL BOND FUND
            YEAR ENDED                      YEAR ENDED                      YEAR ENDED                      YEAR ENDED
         NOVEMBER 30, 1995               NOVEMBER 30, 1994               NOVEMBER 30, 1995               NOVEMBER 30, 1994
    ---------------------------     ---------------------------     ---------------------------     ---------------------------
      SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS
    ---------------------------------------------------------------------------------------------------------------------------
     6,040,524     $ 59,807,211      4,683,601     $ 46,390,137      6,368,745     $ 61,040,972      3,081,509     $ 30,234,809
           487            4,829             50              503          4,403           43,854            480            4,711
    (4,515,896)     (44,754,868)    (1,830,646)     (18,024,249)    (3,227,145)     (31,334,809)    (1,765,129)     (17,129,198)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
     1,525,115     $ 15,057,172      2,853,005     $ 28,366,391      3,146,003     $ 29,750,017      1,316,860     $ 13,110,322
    ==========     ============     ==========     ============     ==========     ============      =========     ============
       372,440     $  3,687,711         32,876     $    327,492        186,665     $  1,837,122         38,039     $    381,605
         7,790           77,653            885            9,505          1,577           15,712            504            4,962
       (29,657)        (295,349)       (84,786)        (846,539)       (84,078)        (847,555)       (26,676)        (255,840)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
       350,573     $  3,470,015        (51,025)    $   (509,542)       104,164     $  1,005,279         11,867     $    130,727
    ==========     ============     ==========     ============     ==========     ============      =========     ============
                                           PERIOD ENDED                                                    PERIOD ENDED
                                        NOVEMBER 30, 1994*                                              NOVEMBER 30, 1994*
                                    ---------------------------                                     ---------------------------
       228,014     $  2,263,288         42,971     $    421,477         38,466     $    382,247            215     $      2,007
         4,037           40,227            542            5,324            577            5,747             --               --
       (70,700)        (703,618)       (10,149)        (100,000)        (3,956)         (39,877)            --               --
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
       161,351     $  1,599,897         33,364     $    326,801         35,087     $    348,117            215     $      2,007
    ==========     ============     ==========     ============     ==========     ============      =========     ============
                                            YEAR ENDED
                                         NOVEMBER 30, 1994
                                    ---------------------------
       254,567     $  2,524,044      2,548,512     $ 25,329,457         31,097     $    303,553        102,578     $  1,005,236
        39,266          388,621         48,572          478,362          2,088           20,580          1,043           10,018
      (701,404)      (6,895,736)    (1,800,883)     (17,754,314)        (2,286)         (22,210)        (1,578)         (15,316)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
      (407,571)    $ (3,983,071)       796,201     $  8,053,505         30,899     $    301,923        102,043     $    999,938
    ==========     ============     ==========     ============     ==========     ============      =========     ============

---------------
* The Nations Texas Municipal Bond Fund's Trust A, Investor A and Investor C Shares commenced operations on February 3, 1994, December 17, 1993 and November 3, 1994, respectively. The Nations Short-Term Municipal Income Fund's Investor C Shares commenced operations on May 19, 1994. The Nations Intermediate Municipal Bond Fund's Investor C and Investor N Shares commenced operations on November 3, 1994 and December 2, 1993, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                      MUNICIPAL INCOME FUND
                                                                         YEAR ENDED                          YEAR ENDED
                                                                      NOVEMBER 30, 1995                   NOVEMBER 30, 1994
                                                                -----------------------------       -----------------------------
                                                                  SHARES           DOLLARS            SHARES           DOLLARS
                                                                   ----------------------------------------------------------
TRUST A SHARES:
Sold.........................................................    1,796,749       $ 19,011,473        1,709,915       $ 18,554,070
Issued as reinvestment of dividends..........................       12,986            136,573            9,943            106,583
Redeemed.....................................................   (1,748,870)       (18,120,223)      (3,370,890)       (35,877,394)
                                                                ----------       ------------       ----------       ------------
Net increase/(decrease)......................................       60,865       $  1,027,823       (1,651,032)      $(17,216,741)
                                                                ==========       ============       ==========       ============
INVESTOR A SHARES:
Sold.........................................................      373,929       $  3,983,637          396,545       $  4,295,878
Issued as reinvestment of dividends..........................       65,431            692,155          117,538          1,271,953
Redeemed.....................................................     (380,762)        (3,995,408)        (557,648)        (5,966,630)
                                                                ----------       ------------       ----------       ------------
Net increase/(decrease)......................................       58,598       $    680,384          (43,565)      $   (398,799)
                                                                ==========       ============       ==========       ============
INVESTOR C SHARES:
Sold.........................................................       13,377       $    142,171           20,317       $    222,683
Issued as reinvestment of dividends..........................        8,175             86,132           24,095            262,572
Redeemed.....................................................     (134,879)        (1,407,986)        (285,245)        (3,025,675)
                                                                ----------       ------------       ----------       ------------
Net decrease.................................................     (113,327)      $ (1,179,683)        (240,833)      $ (2,540,420)
                                                                ==========       ============       ==========       ============
INVESTOR N SHARES:
Sold.........................................................      104,723       $  1,102,342          702,667       $  7,578,629
Issued as reinvestment of dividends..........................       43,957            464,375           74,373            799,575
Redeemed.....................................................     (283,805)        (3,012,481)        (338,651)        (3,462,719)
                                                                ----------       ------------       ----------       ------------
Net increase/(decrease)......................................     (135,125)      $ (1,445,764)         438,389       $  4,915,485
                                                                ==========       ============       ==========       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      (This Page Intentionally Left Blank)

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                     TRUST A SHARES
                                                                                        -----------------------------------------
                                                                                          YEAR            YEAR           PERIOD
                             NATIONS FLORIDA INTERMEDIATE                                ENDED           ENDED            ENDED
                                 MUNICIPAL BOND FUND                                    11/30/95        11/30/94        11/30/93*
                                                                                           ===================================
Operating performance:
Net asset value, beginning of year....................................................  $  9.61         $  10.50         $ 10.00
                                                                                        --------       ----------       ---------
Net investment income.................................................................     0.48             0.45            0.44
Net realized and unrealized gain/(loss) on investments................................     1.02            (0.88)           0.50
                                                                                        --------       ----------       ---------
Net increase/(decrease) in net assets resulting from investment operations............     1.50            (0.43)           0.94
Distributions:
Dividends from net investment income..................................................    (0.48)          (0.45)          (0.44)
Distributions in excess of net investment income......................................       --            (0.00)#            --
Distributions from net realized gains.................................................       --            (0.01)             --
                                                                                        --------       ----------       ---------
Total distributions...................................................................    (0.48)          (0.46)          (0.44)
                                                                                        --------       ----------       ---------
Net asset value, end of year..........................................................  $ 10.63         $   9.61         $ 10.50
                                                                                        =======          =======         =======
Total return++........................................................................    15.92%           (4.26)%          9.50%
                                                                                        =======          =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)....................................................  $44,038         $ 42,717         $41,489
Ratio of operating expenses to average net assets.....................................     0.55%(a)         0.55%(a)        0.44%+
Ratio of net investment income to average net assets..................................     4.70%            4.44%           4.28%+
Portfolio turnover rate...............................................................       27%              34%             15%
Ratio of operating expenses to average net assets without waivers.....................     0.81%            0.76%           0.80%+
Net investment income per share without waivers.......................................  $  0.46         $   0.43         $  0.40

                                                                                             TRUST A SHARES
                                                                                        -------------------------
                                                                                          YEAR           PERIOD
                                   NATIONS FLORIDA                                       ENDED           ENDED
                                 MUNICIPAL BOND FUND                                    11/30/95       11/30/94**
                                                                                          =====================
Operating performance:
Net asset value, beginning of year....................................................  $  8.40         $   9.93
                                                                                        --------       ----------
Net investment income.................................................................     0.51             0.49
Net realized and unrealized gain/(loss) on investments................................     1.36            (1.53)
                                                                                        --------       ----------
Net increase/(decrease) in net assets resulting from investment operations............     1.87            (1.04)
Dividends from net investment income..................................................    (0.51)           (0.49)
                                                                                        --------       ----------
Net asset value, end of year..........................................................  $  9.76         $   8.40
                                                                                        =======          =======
Total return++........................................................................    22.69%          (10.70)%
                                                                                        =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)....................................................  $11,219         $  4,258
Ratio of operating expenses to average net assets.....................................     0.39%(a)         0.21%+(a)
Ratio of net investment income to average net assets..................................     5.44%            5.55%+
Portfolio turnover rate...............................................................       13%              46%
Ratio of operating expenses to average net assets without waivers.....................     0.95%            0.91%+
Net investment income per share without waivers.......................................  $  0.46         $   0.43

---------------

  * The Nations Florida Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on December 11, 1992, December 14, 1992, December 17, 1992 and June 7, 1993, respectively.
 ** The Nations Florida Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on December 13, 1993, December 10, 1993, November 3, 1994 and October 22, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

              INVESTOR A SHARES                              INVESTOR C SHARES
    -------------------------------------           ------------------------------------
      YEAR          YEAR         PERIOD               YEAR         YEAR         PERIOD
     ENDED         ENDED          ENDED              ENDED        ENDED         ENDED
    11/30/95      11/30/94      11/30/93*           11/30/95     11/30/94     11/30/93*
     =========================================================================================
     $ 9.61        $10.50        $  9.99             $ 9.61       $10.50        $ 9.98
    --------     ----------     ---------           --------     --------     ----------
       0.46          0.43           0.42               0.43         0.39          0.35
       1.02         (0.88)          0.51               1.02        (0.88)         0.52
    --------     ----------     ---------           --------     --------     ----------
       1.48         (0.45)          0.93               1.45        (0.49)         0.87
      (0.46)        (0.43)         (0.42)             (0.43)       (0.39)        (0.35)
         --         (0.00)#           --                 --        (0.00)#          --
         --         (0.01)            --                 --        (0.01)           --
    --------     ----------     ---------           --------     --------     ----------
      (0.46)        (0.44)         (0.42)             (0.43)       (0.40)        (0.35)
    --------     ----------     ---------           --------     --------     ----------
     $10.63        $ 9.61        $ 10.50             $10.63       $ 9.61        $10.50
     ======       =======         ======             ======       ======       =======
      15.68%        (4.43)%         9.44%             15.34%       (4.81)%        8.80%
     ======       =======         ======             ======       ======       =======
     $2,292        $2,114        $ 2,261             $  277       $  614        $  684
       0.75%(a)      0.73%(a)       0.59%+             1.05%(a)     1.13%(a)      1.19%+
       4.50%         4.26%          4.13%+             4.20%        3.86%         3.53%+
         27%           34%            15%                27%          34%           15%
       1.01%         0.94%          0.95%+             1.31%        1.34%         1.55%+
     $ 0.44        $ 0.41        $  0.39             $ 0.41       $ 0.37        $ 0.31


                INVESTOR N SHARES
     -----------------------------------
       YEAR         YEAR          PERIOD
      ENDED        ENDED          ENDED
     11/30/95     11/30/94      11/30/93*
========================================
      $ 9.61       $10.50         $10.32
     --------     --------      ----------
        0.43         0.40           0.18
        1.02        (0.88)          0.18
     --------     --------      ----------
        1.45        (0.48)          0.36
       (0.43)       (0.40)         (0.18)
          --        (0.00)#           --
          --        (0.01)            --
     --------     --------      ----------
       (0.43)       (0.41)         (0.18)
     --------     --------      ----------
      $10.63       $ 9.61         $10.50
      ======       ======        -------
       15.34%       (4.73)%         3.53%
      ======       ======        -------
      $4,775       $4,691         $3,328
        1.05%(a)     1.05%(a)       0.94%+
        4.20%        3.94%          3.78%+
          27%          34%            15%
        1.31%        1.26%          1.30%+
      $ 0.41       $ 0.38         $ 0.17


       INVESTOR A SHARES                              INVESTOR C SHARES
    -----------------------                         ---------------------
      YEAR         PERIOD                             YEAR        PERIOD
     ENDED         ENDED                             ENDED        ENDED
    11/30/95     11/30/94**                         11/30/95     11/30/94**
     ==============================================================================================
     $ 8.40        $ 9.98                            $ 8.40       $ 8.47
    --------     ----------                         --------     --------
       0.49          0.47                              0.44         0.03
       1.36         (1.58)                             1.36        (0.07)
    --------     ----------                         --------     --------
       1.85         (1.11)                             1.80        (0.04)
      (0.49)        (0.47)                            (0.44)       (0.03)
    --------     ----------                         --------     --------
     $ 9.76        $ 8.40                            $ 9.76       $ 8.40
     ======       =======                            ======       ======
      22.45%       (11.35)%                           21.80%       (0.43)%
     ======       =======                            ======       ======
     $1,787        $1,024                            $   38       $    2
       0.59%(a)      0.39%+(a)                         1.14%(a)     0.96%+(a)
       5.24%         5.37%+                            4.69%        4.80%+
         13%           46%                               13%          46%
       1.15%         1.09%+                            1.70%        1.66%+
     $ 0.44        $ 0.42                            $ 0.39       $ 0.03



            INVESTOR N SHARES
-----------------------------------------
  YEAR         YEAR                PERIOD
 ENDED        ENDED               ENDED
11/30/95     11/30/94           11/30/93**
=========================================
$  8.40      $  9.73             $  10.00
--------     --------           ----------
   0.44         0.45                 0.03
   1.36        (1.33)               (0.27)
--------     --------           ----------
   1.80        (0.88)               (0.24)
  (0.44 )      (0.45)               (0.03)
--------     --------           ----------
$  9.76      $  8.40             $   9.73
=======      =======              =======
  21.78%       (9.37)%              (2.35)%
=======      =======              =======
$25,398      $19,868             $ 11,434
   1.14%(a)     0.96%(a)             0.68%+
   4.69%        4.80%                3.29%+
     13%          46%                   0%
   1.70%        1.66%                1.84%+
$  0.39      $  0.38             $   0.02


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                 TRUST A SHARES
                                                                               --------------------------------------------------
                                                                                 YEAR          YEAR          YEAR        PERIOD
                        NATIONS GEORGIA INTERMEDIATE                            ENDED         ENDED         ENDED         ENDED
                            MUNICIPAL BOND FUND                                11/30/95      11/30/94      11/30/93     11/30/92*
                                                                               ==================================================
Operating performance:
Net asset value, beginning of year..........................................   $  9.82       $  10.82      $ 10.29       $ 10.00
                                                                               --------     ----------     --------     ---------
Net investment income.......................................................      0.50           0.49         0.50          0.41
Net realized and unrealized gain/(loss) on investments......................      0.99          (0.98)        0.56          0.29
                                                                               --------     ----------     --------     ---------
Net increase/(decrease) in net assets resulting from investment
  operations................................................................      1.49          (0.49)        1.06          0.70
Distributions:
Dividends from net investment income........................................     (0.50)         (0.49)       (0.50)        (0.41)
Distributions in excess of net investment income............................        --          (0.00)#         --            --
Distributions from net realized capital gains...............................        --          (0.02)       (0.03)           --
                                                                               --------     ----------     --------     ---------
Total distributions.........................................................     (0.50)         (0.51)       (0.53)        (0.41)
                                                                               --------     ----------     --------     ---------
Net asset value, end of year................................................   $ 10.81       $   9.82      $ 10.82       $ 10.29
                                                                               =======        =======      =======       =======
Total return++..............................................................     15.42%         (4.70)%      10.43%         7.07%+++
                                                                               =======        =======      =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................................   $40,383       $ 33,111      $30,738       $20,584
Ratio of operating expenses to average net assets...........................      0.55%          0.54%        0.46%         0.20%+
Ratio of operating expenses to average net assets including interest
  expense...................................................................        -- (a)       0.55%          --            --
Ratio of net investment income to average net assets........................      4.76%          4.74%        4.57%         5.25%+
Portfolio turnover rate.....................................................        17%            22%           6%           12%
Ratio of operating expenses to average net assets without waivers...........      0.80%          0.75%        0.77%         0.77%+
Net investment income per share without waivers.............................   $  0.47       $   0.47      $  0.46       $  0.37

                                                                                   TRUST A SHARES
                                                                               -----------------------
                                                                                 YEAR         PERIOD
                              NATIONS GEORGIA                                   ENDED         ENDED
                            MUNICIPAL BOND FUND                                11/30/95     11/30/94**
                                                                               =======================
Operating performance:
Net asset value, beginning of year..........................................   $  8.38       $  10.02
                                                                               --------     ----------
Net investment income.......................................................      0.51           0.46
Net realized and unrealized gain/(loss) on investments......................      1.34          (1.64)
                                                                               --------     ----------
Net increase/(decrease) in net assets resulting from investment
  operations................................................................      1.85          (1.18)
Dividends from net investment income........................................     (0.51)         (0.46)
                                                                               --------     ----------
Net asset value, end of year................................................   $  9.72       $   8.38
                                                                               =======        =======
Total return++..............................................................     22.48%        (12.07)%
                                                                               =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................................   $ 2,628       $    232
Ratio of operating expenses to average net assets...........................      0.40%(a)       0.21%+(a)
Ratio of net investment income to average net assets........................      5.42%          5.60%+
Portfolio turnover rate.....................................................        26%            35%
Ratio of operating expenses to average net assets without waivers...........      1.09%          1.04%+
Net investment income per share without waivers.............................   $  0.44       $   0.39

---------------

  * The Nations Georgia Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on March 1, 1992, May 4, 1992, June 17, 1992 and June 7, 1993, respectively.
 ** The Nations Georgia Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on January 13, 1994, December 30, 1993, November 3, 1994 and October 21, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                 INVESTOR
                   INVESTOR A SHARES                                      INVESTOR C SHARES                      N SHARES
    ------------------------------------------------      -------------------------------------------------      --------
      YEAR         YEAR         YEAR        PERIOD          YEAR         YEAR         YEAR         PERIOD          YEAR
     ENDED        ENDED        ENDED         ENDED         ENDED        ENDED        ENDED         ENDED          ENDED
    11/30/95     11/30/94     11/30/93     11/30/92*      11/30/95     11/30/94     11/30/93     11/30/92*       11/30/95
    =====================================================================================================================
    $  9.82      $ 10.82      $ 10.28       $  9.98        $ 9.82       $10.82       $10.29        $10.11         $ 9.82
    --------     --------     --------     ---------      --------     --------     --------     ----------      --------
       0.48         0.47         0.48          0.30          0.45         0.43         0.42          0.20           0.45
       0.99        (0.98 )       0.57          0.30          0.99        (0.98)        0.56          0.18           0.99
    --------     --------     --------     ---------      --------     --------     --------     ----------      --------
       1.47        (0.51 )       1.05          0.60          1.44        (0.55)        0.98          0.38           1.44
      (0.48 )      (0.47 )      (0.48 )       (0.30)        (0.45)       (0.43)       (0.42)        (0.20)         (0.45)
         --        (0.00 )#        --            --            --        (0.00)#         --            --             --
         --        (0.02 )      (0.03 )          --            --        (0.02)       (0.03)           --             --
    --------     --------     --------     ---------      --------     --------     --------     ----------      --------
      (0.48 )      (0.49 )      (0.51 )       (0.30)        (0.45)       (0.45)       (0.45)        (0.20)         (0.45)
    --------     --------     --------     ---------      --------     --------     --------     ----------      --------
    $ 10.81      $  9.82      $ 10.82       $ 10.28        $10.81       $ 9.82       $10.82        $10.29         $10.81
    ========     ========     ========     =========      ========     ========     ========     ==========      ========
      15.20%       (4.87 )%     10.37%         6.12%+++     14.85%       (5.25)%       9.61%         3.82%+++      14.85%
    ========     ========     ========     =========      ========     ========     ========     ==========      ========
    $ 9,175      $10,401      $16,752       $ 3,809        $2,606       $2,397       $2,990        $  992         $8,160
       0.75%        0.72%        0.61%         0.34%+        1.05%        1.12%        1.21%         0.91%+         1.05%
         -- (a)     0.73%          --            --            --(a)      1.13%          --            --             --(a)
       4.56%        4.56%        4.42%         5.01%+        4.26%        4.16%        3.82%         4.21%+         4.26%
         17%          22%           6%           12%           17%          22%           6%           12%            17%
       1.00%        0.93%        0.92%         0.91%+        1.30%        1.33%        1.52%         1.72%+         1.30%
    $  0.45      $  0.45      $  0.45       $  0.27        $ 0.42       $ 0.41       $ 0.39        $ 0.16         $ 0.42


        YEAR         PERIOD
       ENDED         ENDED
      11/30/94     11/30/93*
    ------------------------------------
       $10.82        $10.61
      --------     ----------
         0.44          0.20
        (0.98)         0.21
      --------     ----------
        (0.54)         0.41
        (0.44)        (0.20)
        (0.00)#          --
        (0.02)           --
      --------     ----------
        (0.46)        (0.20)
      --------     ----------
       $ 9.82        $10.82
      ========     ==========
        (5.17)%        3.86%
      ========     ==========
       $7,269        $4,506
         1.04%         0.96%+
         1.05%           --
         4.24%         4.07%+
           22%            6%
         1.25%         1.27%+
       $ 0.42        $ 0.18

                                                                                                                 INVESTOR
      INVESTOR A SHARES                                     INVESTOR C SHARES                                    N SHARES
    ---------------------                                 ---------------------                                  --------
      YEAR        PERIOD                                    YEAR        PERIOD                                     YEAR
     ENDED        ENDED                                    ENDED        ENDED                                     ENDED
    11/30/95     11/30/94**                               11/30/95     11/30/94**                                11/30/95
    ---------------------------------------------------------------------------------------------------------------------
    $  8.38      $  9.99                                   $ 8.38       $ 8.45                                   $  8.38
    --------     --------                                 --------     --------                                  --------
       0.49         0.47                                     0.44         0.03                                      0.44
       1.34        (1.61 )                                   1.34        (0.07)                                     1.34
    --------     --------                                 --------     --------                                  --------
       1.83        (1.14 )                                   1.78        (0.04)                                     1.78
      (0.49 )      (0.47 )                                  (0.44)       (0.03)                                    (0.44)
    --------     --------                                 --------     --------                                  --------
    $  9.72      $  8.38                                   $ 9.72       $ 8.38                                   $  9.72
    ========     ========                                 ========     ========                                  ========
      22.25%      (11.71 )%                                 21.59%       (0.44)%                                   21.58%
    ========     ========                                 ========     ========                                  ========
    $     7      $     6                                   $   69       $    2                                   $13,017
       0.60%(a)     0.39%+(a)                                1.15%(a)     0.96%+(a)                                 1.15%(a)
       5.22%        5.42%+                                   4.67%        4.85%+                                    4.67%
         26%          35%                                      26%          35%                                       26%
       1.29%        1.22%+                                   1.84%        1.79%+                                    1.84%
    $  0.42      $  0.40                                   $ 0.37       $ 0.02                                   $  0.37


        YEAR         PERIOD
       ENDED         ENDED
      11/30/94     11/30/93**
    ------------------------------------------------
       $ 9.81        $10.00
      --------     ----------
         0.45          0.04
        (1.43)        (0.19)
      --------     ----------
        (0.98)        (0.15)
        (0.45)        (0.04)
      --------     ----------
       $ 8.38        $ 9.81
      ========     ==========
       (10.28)%       (1.49)%
      ========     ==========
       $9,500        $4,820
         0.96%(a)      0.70%+
         4.85%         3.63%+
           35%           30%
         1.79%         2.08%+
       $ 0.38        $ 0.03

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                  TRUST A SHARES
                                                 --------------------------------------------------------------------------------
                                                    YEAR            YEAR          YEAR         YEAR         YEAR         PERIOD
        NATIONS MARYLAND INTERMEDIATE               ENDED          ENDED         ENDED        ENDED        ENDED         ENDED
             MUNICIPAL BOND FUND                  11/30/95        11/30/94      11/30/93     11/30/92     11/30/91     11/30/90*
                                                 ===================================================================
Operating performance:
Net asset value, beginning of year............     $ 10.00        $  11.09      $ 10.72      $ 10.44      $ 10.21       $  10.00
                                                 -----------     ----------     --------     --------     --------     ----------
Net investment income.........................        0.51            0.50         0.52         0.55         0.60           0.16
Net realized and unrealized gain/(loss) on
  investments.................................        0.98           (0.99)        0.44         0.31         0.24           0.21
                                                 -----------     ----------     --------     --------     --------     ----------
Net increase/(decrease) in net assets
  resulting from investment operations........        1.49           (0.49)        0.96         0.86         0.84           0.37
Distributions:
Dividends from net investment income..........       (0.51)          (0.50)       (0.52)       (0.55)       (0.60)         (0.16)
Distributions from net realized capital
  gains.......................................       (0.03)          (0.10)       (0.07)       (0.03)       (0.01)            --
Distributions in excess of net realized
  capital gains...............................          --           (0.00)#         --           --           --             --
                                                 -----------     ----------     --------     --------     --------     ----------
Total distributions...........................       (0.54)          (0.60)       (0.59)       (0.58)       (0.61)         (0.16)
                                                 -----------     ----------     --------     --------     --------     ----------
Net asset value, end of year..................     $ 10.95        $  10.00      $ 11.09      $ 10.72      $ 10.44       $  10.21
                                                  ========       ==========     ========     ========     =======       =========
Total return++................................       15.16%          (4.64)%       9.11%        8.41%+++     8.46%+++       3.72%+++
                                                 =========       =========      =======       =======     =======       =========
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)............     $62,460        $ 61,349      $61,552      $48,192      $31,088       $ 11,087
Ratio of operating expenses to average net
  assets......................................        0.55%(a)        0.53%(a)     0.49%        0.39%        0.20%          0.21%+
Ratio of net investment income to average net
  assets......................................        4.76%           4.73%        4.73%        5.12%        5.76%          6.12%+
Portfolio turnover rate.......................          11%             22%          26%          38%          26%            49%
Ratio of operating expenses to average net
  assets
  without waivers.............................        0.80%           0.73%        0.73%        0.78%        0.71%          0.84%+
Net investment income per share without
  waivers.....................................     $  0.48        $   0.48      $  0.49      $  0.51      $  0.55       $   0.13

                                                       TRUST A SHARES
                                                 --------------------------
                                                    YEAR           PERIOD
               NATIONS MARYLAND                     ENDED          ENDED
             MUNICIPAL BOND FUND                  11/30/95       11/30/94**
                                                 ==========================
Operating performance:
Net asset value, beginning of year............     $  8.37        $   8.90
                                                 -----------     ----------
Net investment income.........................        0.48            0.11
Net realized and unrealized gain/(loss) on
  investments.................................        1.26           (0.53)
                                                 -----------     ----------
Net increase/(decrease) in net assets
  resulting from investment operations........        1.74           (0.42)
Dividends from net investment income..........       (0.48)          (0.11)
                                                 -----------     ----------
Net asset value, end of year..................     $  9.63        $   8.37
                                                  ========        ========
Total return++................................       21.23%          (4.89)%
                                                  ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)............     $ 2,595        $     39
Ratio of operating expenses to average net
  assets......................................        0.40%           0.21%+(a)
Ratio of net investment income to average net
  assets......................................        5.14%           5.48%+
Portfolio turnover rate.......................          11%             39%
Ratio of operating expenses to average net
  assets without waivers......................        1.26%           1.30%+
Net investment income per share without
  waivers.....................................     $  0.40        $   0.09

---------------

  * The Nations Maryland Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on September 1, 1990, September 1, 1990, June 17, 1992 and June 8, 1993, respectively.
 ** The Nations Maryland Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on September 20, 1994, November 4, 1993, November 3, 1994 and October 21, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                          INVESTOR
                              INVESTOR A SHARES                                          INVESTOR C SHARES                N SHARES
    ---------------------------------------------------------------------    ------------------------------------------   --------
      YEAR        YEAR        YEAR      YEAR         YEAR        PERIOD        YEAR       YEAR       YEAR      PERIOD       YEAR
     ENDED       ENDED       ENDED     ENDED        ENDED         ENDED       ENDED      ENDED      ENDED      ENDED       ENDED
    11/30/95    11/30/94    11/30/93  11/30/92     11/30/91     11/30/90*    11/30/95   11/30/94   11/30/93  11/30/92*    11/30/95
============================================================================================================================
   $ 10.00     $ 11.09     $ 10.72   $ 10.44       $10.21       $ 10.00      $10.00     $11.09     $10.72     $10.58      $10.00
   --------    --------    --------  --------     --------     ---------    --------   --------   --------  ----------   --------
      0.48        0.48        0.51      0.54         0.60          0.16        0.45       0.44       0.40       0.19        0.45
      0.98       (0.99)       0.44      0.31         0.24          0.21        0.98      (0.99)      0.44       0.14        0.98
   --------    --------    --------  --------     --------     ---------    --------   --------   --------  ----------   --------
      1.46       (0.51)       0.95      0.85         0.84          0.37        1.43      (0.55)      0.84       0.33        1.43
     (0.48)      (0.48)      (0.51)    (0.54)       (0.60)        (0.16)      (0.45)     (0.44)     (0.40)     (0.19)      (0.45)
     (0.03)      (0.10)      (0.07)    (0.03)       (0.01)           --       (0.03)     (0.10)     (0.07)        --       (0.03)
        --       (0.00)#       --        --           --            --          --      (0.00)#       --         --          --
   --------    --------    --------  --------     --------     ---------    --------   --------   --------  ----------   --------
     (0.51)      (0.58)       (0.58)   (0.57)       (0.61)        (0.16)      (0.48)     (0.54)     (0.47)     (0.19)      (0.48)
   --------    --------    --------  --------     --------     ---------    --------   --------   --------  ----------   --------
   $ 10.95     $ 10.00     $ 11.09   $ 10.72       $10.44       $ 10.21      $10.95     $10.00     $11.09     $10.72     $ 10.95
   =======     =======     =======   =======       ======-       ------      ======     ======     ======    =======     =======
     14.94%      (4.82)%      8.96%     8.32%+++     8.46%+++      3.72%+++   14.59%     (5.20)%     8.30%      3.13%+++   14.59%
   =======                 =======    ======       ======         =====      ======     ======     ======    =======     =======
   $21,208     $22,145     $22,144   $20,092       $9,934       $ 2,228      $2,808     $2,570     $4,424     $1,796      $4,485
      0.75%(a)    0.71%(a)    0.64%     0.48%        0.20%         0.21%+      1.05%(a)   1.11%(a)   1.24%      1.16%+      1.05%(a)
      4.56%       4.55%       4.58%     4.98%        5.76%         6.12%+      4.26%      4.15%      3.98%      3.88%+      4.26%
        11%         22%         26%       38%          26%           49%         11%        22%        26%        38%         11%
      1.00%       0.91%       0.88%     0.87%        0.71%         0.84%+      1.30%      1.31%      1.48%      1.44%+      1.30%
   $  0.45     $  0.46     $  0.48   $  0.50       $ 0.55       $  0.13      $ 0.42     $ 0.42     $ 0.38     $ 0.18      $ 0.42



           INVESTOR
           N SHARES
           --------
        YEAR       PERIOD
       ENDED       ENDED
      11/30/94   11/30/93*
   =======================
       $11.09      $10.94
      --------   ----------
         0.45        0.21
        (0.99)       0.17
      --------   ----------

        (0.54)       0.38
        (0.45)      (0.21)
        (0.10)      (0.02)
        (0.00)#        --
      --------   ----------
        (0.55)      (0.23)
      --------   ----------
       $10.00      $11.09
       ======      ======
        (5.12)%      3.53%
       ======     =======
       $4,368      $3,234
         1.03%(a)     0.99%+
         4.23%       4.23%+
           22%         26%
         1.23%       1.23%+
       $ 0.43      $ 0.20

                                                                                                                          INVESTOR
           INVESTOR A SHARES                                                  INVESTOR C SHARES                           N SHARES
    --------------------------------                                         -------------------                          --------
      YEAR        YEAR       PERIOD                                            YEAR      PERIOD                             YEAR
     ENDED       ENDED       ENDED                                            ENDED      ENDED                             ENDED
    11/30/95    11/30/94    11/30/93**                                       11/30/95   11/30/94**                        11/30/95
    ----------------------------------------------------------------------------------------------------------------------------
    SC>
    $  8.37     $  9.77     $  9.80                                           $ 8.37     $ 8.44                           $  8.37
    --------    --------    --------                                         --------   --------                          --------
       0.46        0.49        0.03                                             0.41       0.03                              0.41
       1.26       (1.40)      (0.03)                                            1.26      (0.07)                             1.26
    --------    --------    --------                                         --------   --------                          --------
       1.72       (0.91)         --                                             1.67      (0.04)                             1.67
      (0.46)      (0.49)      (0.03)                                           (0.41)     (0.03)                            (0.41)
    --------    --------    --------                                         --------   --------                          --------
    $  9.63     $  8.37     $  9.77                                           $ 9.63     $ 8.37                           $  9.63
    =======     =======     =======                                           ======     ======                           =======
      20.99%      (9.59)%      0.05%                                           20.29%     (0.45)%                           20.33%
    =======     =======     =======                                           ======     ======                           =======
    $ 1,031     $     9     $     6                                           $    2     $    2                           $10,002
       0.60%       0.39%(a)    0.13%+                                           1.15%      0.96%+(a)                         1.15%
       4.94%       5.30%       3.97%+                                           4.39%      4.73%+                            4.39%
         11%         39%          1%                                              11%        39%                               11%
       1.46%       1.48%       1.76%+                                           2.01%      2.05%+                            2.01%
    $  0.38     $  0.41     $  0.02                                           $ 0.33     $ 0.02                           $  0.33


           INVESTOR N
             SHARES
      -------------------
        YEAR       PERIOD
       ENDED       ENDED
      11/30/94   11/30/93**
     ====================
       $ 9.77      $10.00
      --------   ----------
         0.44        0.04
        (1.40)      (0.23)
      --------   ----------
        (0.96)      (0.19)
        (0.44)      (0.04)
      --------   ----------
       $ 8.37      $ 9.77
       ------     -------
       (10.11)%     (1.94)%
       ------     -------
       $4,819      $3,048
         0.96%(a)    0.73%+
         4.73%       3.37%+
           39%          1%
         2.05%       2.36%+
       $ 0.35      $ 0.02

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                      TRUST A SHARES
                                                                                          ---------------------------------------
                                                                                            YEAR           YEAR          PERIOD
                          NATIONS NORTH CAROLINA INTERMEDIATE                              ENDED          ENDED           ENDED
                                  MUNICIPAL BOND FUND                                     11/30/95       11/30/94       11/30/93*
                                                                                             =================================
Operating performance:
Net asset value, beginning of year......................................................  $  9.53        $ 10.46         $ 10.00
                                                                                          --------       --------       ---------
Net investment income...................................................................     0.45           0.44            0.43
Net realized and unrealized gain/(loss) on investments..................................     0.99          (0.88 )          0.46
                                                                                          --------       --------       ---------
Net increase/(decrease) in net assets resulting from investment operations..............     1.44          (0.44 )          0.89
Distributions:
Dividends from net investment income....................................................    (0.45 )        (0.44 )         (0.43)
Distributions in excess of net investment income........................................    (0.00 )#          --              --
Distributions from net realized capital gains...........................................    (0.01 )        (0.05 )            --
                                                                                          --------       --------       ---------
Total distributions.....................................................................    (0.46 )        (0.49 )         (0.43)
                                                                                          --------       --------       ---------
Net asset value, end of year............................................................  $ 10.51        $  9.53         $ 10.46
                                                                                          =======        =======         =======
Total return++..........................................................................    15.41%         (4.34 )%         9.03%
                                                                                          =======        =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................................................  $20,916        $14,148         $11,814
Ratio of operating expenses to average net assets.......................................     0.57%(a)       0.55%(a)        0.42%+
Ratio of net investment income to average net assets....................................     4.47%          4.38%           4.23%+
Portfolio turnover rate.................................................................       57%            37%             29%
Ratio of operating expenses to average net assets without waivers.......................     0.84%          0.82%           0.85%+
Net investment income per share without waivers.........................................  $  0.43        $  0.42         $  0.39

                                                                                              TRUST A SHARES
                                                                                          -----------------------
                                                                                            YEAR          PERIOD
                                 NATIONS NORTH CAROLINA                                    ENDED          ENDED
                                  MUNICIPAL BOND FUND                                     11/30//95      11/30/94**
                                                                                           ====================
Operating performance:
Net asset value, beginning of year......................................................  $  8.36        $ 10.06
                                                                                          -------        -------
Net investment income...................................................................     0.50           0.45
Net realized and unrealized gain/(loss) on investments..................................     1.37          (1.70 )
                                                                                          -------        -------
Net increase/(decrease) in net assets resulting from investment operations..............     1.87          (1.25 )
Dividends from net investment income....................................................    (0.50 )        (0.45 )
                                                                                          -------        -------
Net asset value, end of year............................................................  $  9.73        $  8.36
                                                                                          =======        =======
Total return++..........................................................................    22.87%        (12.65 )%
                                                                                          =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................................................  $ 1,293        $   531
Ratio of operating expenses to average net assets.......................................     0.38%(a)       0.21%+(a)
Ratio of net investment income to average net assets....................................     5.43%          5.53%+
Portfolio turnover rate.................................................................       40%            29%
Ratio of operating expenses to average net assets without waivers.......................     0.96%          0.92%+
Net investment income per share without waivers.........................................  $  0.45        $  0.40

---------------

  * The Nations North Carolina Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on December 11, 1992, December 14, 1992, December 16, 1992 and June 7, 1993, respectively.
 ** The Nations North Carolina Municipal Bond Fund's Trust A, Investor A,
    Investor C and Investor N Shares commenced operations on January 11, 1994, November 1, 1993, November 3, 1994 and October 21, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

             INVESTOR A SHARES                           INVESTOR C SHARES                           INVESTOR N SHARES
    -----------------------------------         -----------------------------------         -----------------------------------
      YEAR         YEAR        PERIOD             YEAR         YEAR        PERIOD             YEAR         YEAR        PERIOD
     ENDED        ENDED         ENDED            ENDED        ENDED         ENDED            ENDED        ENDED         ENDED
    11/30/95     11/30/94     11/30/93*         11/30/95     11/30/94     11/30/93*         11/30/95     11/30/94     11/30/93*
             =========================================================================================================
     $ 9.53      $ 10.46       $ 10.01           $ 9.53       $10.46       $  9.99          $  9.53        10.46       $ 10.31
     ------      -------       -------           ------       ------       -------          -------      -------       -------
       0.43         0.42          0.42             0.40         0.38          0.35             0.40         0.39          0.18
       0.99        (0.88 )        0.45             0.99        (0.88)         0.47             0.99        (0.88 )        0.15
     ------      -------       -------           ------       ------       -------          -------      -------       -------
       1.42        (0.46 )        0.87             1.39        (0.50)         0.82             1.39        (0.49 )        0.33
      (0.43)       (0.42 )       (0.42)           (0.40)       (0.38)        (0.35)           (0.40 )      (0.39 )       (0.18)
      (0.00)#         --            --            (0.00)#         --            --            (0.00 )#        --            --
      (0.01)       (0.05 )          --            (0.01)       (0.05)           --            (0.01 )      (0.05 )          --
     ------      -------       -------           ------       ------       -------          -------      -------       -------
      (0.44)       (0.47 )       (0.42)           (0.41)       (0.43)        (0.35)           (0.41 )      (0.44 )       (0.18)
     ------      -------       -------           ------       ------       -------          -------      -------       -------
     $10.51      $  9.53       $ 10.46           $10.51       $ 9.53       $ 10.46          $ 10.51      $  9.53       $ 10.46
     ======      =======       =======           ======       ======       =======          =======      =======       =======
      15.18%       (4.51 )%       8.76%           14.84%       (4.89)%        8.26%           14.84%       (4.82 )%       3.23%
     ======      =======       =======           ======       ======       =======          =======      =======       =======
     $8,525      $ 8,896       $13,749           $1,366       $1,486       $ 1,592          $ 7,848      $ 5,706       $ 3,822
       0.77%(a)     0.73%(a)      0.57%+           1.07%(a)     1.13%(a)      1.17%+           1.07%(a)     1.05%(a)      0.92%+
       4.27%        4.20%         4.08%+           3.97%        3.80%         3.48%+           3.97%        3.88%         3.73%+
         57%          37%           29%              57%          37%           29%              57%          37%           29%
       1.04%        1.00%         1.00%+           1.34%        1.40%         1.60%+           1.34%        1.32%         1.35%+
     $ 0.41      $  0.40       $  0.38           $ 0.38       $ 0.36       $  0.30          $  0.38      $  0.37       $  0.17

             INVESTOR A SHARES                    INVESTOR C SHARES                                  INVESTOR N SHARES
    -----------------------------------         ---------------------                       -----------------------------------
      YEAR         YEAR        PERIOD             YEAR        PERIOD                          YEAR         YEAR        PERIOD
     ENDED        ENDED         ENDED            ENDED        ENDED                          ENDED        ENDED         ENDED
    11/30/95     11/30/94     11/30/93**        11/30/95     11/30/94**                     11/30/95     11/30/94     11/30/93**
             =========================================================================================================
     $ 8.36      $  9.85       $  9.97           $ 8.36       $ 8.45                        $  8.36      $  9.85       $ 10.00
     ------      -------       -------           ------       ------                        -------      -------       -------
       0.49         0.50          0.04             0.43         0.03                           0.43         0.45          0.04
       1.37        (1.49 )       (0.12)            1.37        (0.09)                          1.37        (1.49 )       (0.15)
     ------      -------       -------           ------       ------                        -------      -------       -------
       1.86        (0.99 )       (0.08)            1.80        (0.06)                          1.80        (1.04 )       (0.11)
      (0.49)       (0.50 )       (0.04)           (0.43)       (0.03)                         (0.43 )      (0.45 )       (0.04)
     ------      -------       -------           ------       ------                        -------      -------       -------
     $ 9.73      $  8.36       $  9.85           $ 9.73       $ 8.36                        $  9.73      $  8.36       $  9.85
     ======      =======       =======           ======       ======                        =======      =======       =======
      22.63%      (10.41 )%      (0.80)%          21.93%       (0.67)%                        21.96%      (10.92 )%      (1.11)%
     ======      =======       =======           ======       ======                        =======      =======       =======
     $  347      $ 1,161       $ 1,085           $    2       $    2                        $30,048      $23,659       $11,395
       0.58%(a)     0.39%(a)      0.09%+           1.13%(a)     0.96%+(a)                      1.13%(a)     0.96%(a)      0.69%+
       5.23%        5.35%         3.97%+           4.68%        4.78%+                         4.68%        4.78%         3.37%+
         40%          29%           10%              40%          29%                            40%          29%           10%
       1.16%        1.10%         1.21%+           1.71%        1.67%+                         1.71%        1.67%         1.81%+
     $ 0.44      $  0.43       $  0.03           $ 0.38       $ 0.03                        $  0.38      $  0.38       $  0.03

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                               TRUST A SHARES
                                                                           ------------------------------------------------------
                                                                             YEAR            YEAR            YEAR        PERIOD
                   NATIONS SOUTH CAROLINA INTERMEDIATE                      ENDED           ENDED           ENDED         ENDED
                           MUNICIPAL BOND FUND                             11/30/95        11/30/94        11/30/93     11/30/92*
                                                                               ==============================================
Operating performance:
Net asset value, beginning of year.......................................  $  9.76         $  10.61        $ 10.18       $ 10.00
                                                                           --------       ----------       --------     ---------
Net investment income....................................................     0.51             0.50           0.50          0.47
Net realized and unrealized gain/(loss) on investments...................     0.93            (0.84)          0.43          0.18
                                                                           --------       ----------       --------     ---------
Net increase/(decrease) in net assets resulting from investment
  operations.............................................................     1.44            (0.34)          0.93          0.65
Distributions:
Dividends from net investment income.....................................    (0.51 )          (0.50)         (0.50 )       (0.47)
Distributions in excess of net investment income.........................       --            (0.00)#           --            --
Distributions from net realized capital gains............................       --            (0.01)            --            --
                                                                           --------       ----------       --------     ---------
Total distributions......................................................    (0.51 )          (0.51)         (0.50 )       (0.47)
                                                                           --------       ----------       --------     ---------
Net asset value, end of year.............................................  $ 10.69         $   9.76        $ 10.61       $ 10.18
                                                                           =======         ========        =======       =======
Total return++...........................................................    15.02%           (3.37)%         9.32%         6.62%+++
                                                                           =======         ========        =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).......................................  $45,255         $ 49,030        $56,995       $39,535
Ratio of operating expenses to average net assets........................     0.55%(a)         0.54%(a)       0.45%         0.20%+
Ratio of net investment income to average net assets.....................     4.92%            4.82%          4.68%         4.11%+
Portfolio turnover rate..................................................       11%              30%            11%            7%
Ratio of operating expenses to average net assets without waivers........     0.75%            0.75%          0.75%         0.74%+
Net investment income per share without waivers..........................  $  0.49         $   0.48        $  0.47       $  0.42

                                                                                TRUST A SHARES
                                                                           -------------------------
                                                                             YEAR           PERIOD
                         NATIONS SOUTH CAROLINA                             ENDED           ENDED
                           MUNICIPAL BOND FUND                             11/30/95       11/30/94**
                                                                             =====================
Operating performance:
Net asset value, beginning of year.......................................  $  8.65         $  10.02
                                                                           -------          -------
Net investment income....................................................     0.52             0.48
Net realized and unrealized gain/(loss) on investments...................     1.34            (1.37)
                                                                           -------          -------
Net increase/(decrease) in net assets resulting from
  investment operations..................................................     1.86            (0.89)
Dividends from net investment income.....................................    (0.52 )          (0.48)
                                                                           -------          -------
Net asset value, end of year.............................................  $  9.99         $   8.65
                                                                           =======         ========
Total return++...........................................................    21.99%           (9.12)%
                                                                           =======         ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).......................................  $ 1,782         $    400
Ratio of operating expenses to average net assets........................     0.40%(a)         0.21%+(a)
Ratio of net investment income to average net assets.....................     5.44%            5.48%+
Portfolio turnover rate..................................................       13%              14%
Ratio of operating expenses to average net assets without waivers........     1.08%            1.12%+
Net investment income per share without waivers..........................  $  0.46         $   0.41

---------------

  * The Nations South Carolina Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on January 6, 1992, May 5, 1992, June 17, 1992 and June 8, 1993, respectively.
 ** The Nations South Carolina Municipal Bond Fund's Trust A, Investor A,
    Investor C and Investor N Shares commenced operations on December 27, 1993, November 8, 1993, November 3, 1994 and October 21, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                 INVESTOR A SHARES                                    INVESTOR C SHARES
  ------------------------------------------------     ------------------------------------------------
    YEAR         YEAR         YEAR        PERIOD         YEAR         YEAR         YEAR        PERIOD
   ENDED        ENDED        ENDED         ENDED        ENDED        ENDED        ENDED         ENDED
  11/30/95     11/30/94     11/30/93     11/30/92*     11/30/95     11/30/94     11/30/93     11/30/92*
  --------------------------------------------------------------------------------------------------------
  $  9.76      $ 10.61      $ 10.18       $  9.98       $ 9.76       $10.61       $10.18       $ 10.05
  --------     --------     --------     ---------     --------     --------     --------     ---------
     0.49         0.48         0.48          0.30         0.46         0.44         0.42          0.20
     0.93        (0.84 )       0.43          0.20         0.93        (0.84)        0.43          0.13
  --------     --------     --------     ---------     --------     --------     --------     ---------
     1.42        (0.36 )       0.91          0.50         1.39        (0.40)        0.85          0.33
    (0.49 )      (0.48 )      (0.48 )       (0.30)       (0.46)       (0.44)       (0.42)        (0.20)
       --        (0.00 )#        --            --           --        (0.00)#         --            --
       --        (0.01 )         --            --           --        (0.01)          --            --
  --------     --------     --------     ---------     --------     --------     --------     ---------
    (0.49 )      (0.49 )      (0.48 )       (0.30)       (0.46)       (0.45)       (0.42)        (0.20)
  --------     --------     --------     ---------     --------     --------     --------     ---------
  $ 10.69      $  9.76      $ 10.61       $ 10.18       $10.69       $ 9.76       $10.61       $ 10.18
  ========     ========     ========     =========     ========     ========     ========     =========
    14.79%       (3.54 )%      9.16%         5.03%+++    14.45%       (3.94)%       8.51%         3.27%+++
  ========     ========     ========     =========     ========     ========     ========     =========
  $14,452      $16,378      $20,024       $ 7,414       $5,527       $6,167       $8,499       $ 4,436
     0.75%(a)     0.72%(a)     0.60%         0.33%+       1.05%(a)     1.12%(a)     1.20%         0.88%+
     4.72%        4.64%        4.53%         4.83%+       4.42%        4.24%        3.93%         4.10%+
       11%          30%          11%            7%          11%          30%          11%            7%
     0.95%        0.93%        0.90%         0.85%+       1.25%        1.33%        1.50%         1.48%+
   $  0.47      $  0.46      $  0.45       $  0.27       $ 0.44       $ 0.42       $ 0.39       $  0.17

             INVESTOR N SHARES
  --------------------------------------
    YEAR         YEAR          PERIOD
   ENDED        ENDED           ENDED
  11/30/95     11/30/94       11/30/93*
----------------------------------------
  $  9.76       $10.61          $10.47
  --------     --------       ----------
     0.46         0.45            0.20
     0.93        (0.84)           0.14
  --------     --------       ----------
     1.39        (0.39)           0.34
    (0.46 )      (0.45)          (0.20)
       --        (0.00)#            --
       --        (0.01)             --
  --------     --------       ----------
    (0.46 )      (0.46)          (0.20)
  --------     --------       ----------
  $ 10.69       $ 9.76          $10.61
  ========     ========        -------
    14.45%       (3.85)%          3.23%
  ========     ========        -------
  $ 6,457       $5,740          $4,057
     1.05%(a)     1.04%(a)        0.95%+
     4.42%        4.32%           4.18%+
       11%          30%             11%
     1.25%        1.25%           1.25%+
   $  0.44       $ 0.43         $ 0.19

          INVESTOR A SHARES                              INVESTOR C SHARES                                    INVESTOR N SHARES
  ----------------------------------                   ---------------------                                ---------------------
    YEAR         YEAR         YEAR                       YEAR        PERIOD                                   YEAR         YEAR
   ENDED        ENDED        ENDED                      ENDED        ENDED                                   ENDED        ENDED
  11/30/95     11/30/94     11/30/93**                 11/30/95     11/30/94**                              11/30/95     11/30/94
  ===============================================================================================================================
  $  8.65      $  9.86      $  9.87                     $ 8.65       $ 8.73                                 $  8.65       $ 9.86
  --------     --------     --------                   --------     --------                                --------     --------
     0.50         0.50         0.03                       0.45         0.03                                    0.45         0.45
     1.34        (1.21 )      (0.01 )                     1.34        (0.08)                                   1.34        (1.21)
  --------     --------     --------                   --------     --------                                --------     --------
     1.84        (0.71 )       0.02                       1.79        (0.05)                                   1.79        (0.76)
    (0.50 )      (0.50 )      (0.03 )                    (0.45)       (0.03)                                  (0.45 )      (0.45)
  --------     --------     --------                   --------     --------                                --------     --------
  $  9.99      $  8.65      $  9.86                     $ 9.99       $ 8.65                                 $  9.99       $ 8.65
  ========     ========     ========                   ========     ========                                ========     ========
    21.74%       (7.45 )%      0.21%                     21.01%       (0.52)%                                 21.08%       (7.97)%
  ========     ========     ========                   ========     ========                                ========     ========
  $ 1,238      $   140      $    14                     $   20       $    2                                 $12,670       $8,263
     0.60%(a)     0.39%(a)     0.10%+                     1.15%(a)     0.96%+(a)                               1.15%(a)     0.96%(a)
     5.24%        5.30%        4.16%+                     4.69%        4.73%+                                  4.69%        4.73%
       13%          14%           8%                        13%          14%                                     13%          14%
     1.28%        1.30%        1.63%+                     1.83%        1.87%+                                  1.83%        1.87%
  $  0.44      $  0.42      $  0.02                     $ 0.39       $ 0.03                                 $  0.39       $ 0.37


        PERIOD
        ENDED
      11/30/93**

        $10.00
      ----------
          0.04
         (0.14)
      ----------
         (0.10)
         (0.04)
      ----------
        $ 9.86
      ==========
         (1.00)%
      ==========
        $4,048
          0.70%+
          3.56%+
             8%
          2.23%+
        $ 0.02

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                      TRUST A SHARES
                                                                                          ---------------------------------------
                                                                                            YEAR           YEAR          PERIOD
                             NATIONS TENNESSEE INTERMEDIATE                                ENDED          ENDED           ENDED
                                  MUNICIPAL BOND FUND                                     11/30/95       11/30/94       11/30/93*
                                                                                             =================================
Operating performance:
Net asset value, beginning of year......................................................   $ 9.30         $10.18         $ 10.06
                                                                                          --------       --------       ---------
Net investment income...................................................................     0.46           0.45            0.29
Net realized and unrealized gain/(loss) on investments..................................     0.93          (0.87)           0.12
                                                                                          --------       --------       ---------
Net increase/(decrease) in net assets resulting from investment operations..............     1.39          (0.42)           0.41
Distributions:
Dividends from net investment income....................................................    (0.46)         (0.45)          (0.29)
Distributions in excess of net investment income........................................       --          (0.00)#            --
Distributions from net realized capital gains...........................................       --          (0.01)             --
                                                                                          --------       --------       ---------
Total distributions.....................................................................    (0.46)         (0.46)          (0.29)
                                                                                          --------       --------       ---------
Net asset value, end of year............................................................   $10.23         $ 9.30         $ 10.18
                                                                                           ======         ======          ======
Total return++..........................................................................    15.22%         (4.24)%          4.09%
                                                                                           ======         ======          ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................................................   $7,160         $4,116         $ 2,123
Ratio of operating expenses to average net assets.......................................     0.57%          0.52%           0.27%+
Ratio of operating expenses including interest expense..................................       --(a)        0.53%             --
Ratio of net investment income to average net assets....................................     4.65%          4.56%           4.31%+
Portfolio turnover rate.................................................................       34%            41%             16%
Ratio of operating expenses to average net assets without waivers.......................     0.92%          0.89%           0.94%+
Net investment income per share without waivers.........................................   $ 0.43         $ 0.41         $  0.24

                                                                                              TRUST A SHARES
                                                                                          -----------------------
                                                                                            YEAR          PERIOD
                                   NATIONS TENNESSEE                                       ENDED          ENDED
                                  MUNICIPAL BOND FUND                                     11/30/95       11/30/94**
                                                                                           --------------------
Operating performance:
Net asset value, beginning of year......................................................   $ 8.58         $ 9.59
                                                                                          --------       --------
Net investment income...................................................................     0.52           0.39
Net realized and unrealized gain/(loss) on investments..................................     1.29          (1.01)
                                                                                          --------       --------
Net increase/(decrease) in net assets resulting from investment operations..............     1.81          (0.62)
Dividends from net investment income....................................................    (0.52)         (0.39)
                                                                                          --------       --------
Net asset value, end of year............................................................   $ 9.87         $ 8.58
                                                                                           ======         ======
Total return++..........................................................................    21.52%         (6.66)%
                                                                                           ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................................................   $  768         $  311
Ratio of operating expenses to average net assets.......................................     0.40%(a)       0.21%+(a)
Ratio of net investment income to average net assets....................................     5.49%          5.56%+
Portfolio turnover rate.................................................................       45%            38%
Ratio of operating expenses to average net assets without waivers.......................     1.27%          1.20%+
Net investment income per share without waivers.........................................   $ 0.44         $ 0.32

---------------

    * The Nations Tennessee Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on April 13, 1993, April 2, 1993, November 3, 1994 and June 10, 1993, respectively.
   ** The Nations Tennessee Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on March 2, 1994, November 2, 1993, November 3, 1994 and October 21, 1993, respectively.
    + Annualized.
   ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
    # Amount represents less than $0.01 per share.
  (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

               INVESTOR A SHARES                         INVESTOR C SHARES                          INVESTOR N SHARES
    ---------------------------------------           ------------------------           ---------------------------------------
      YEAR           YEAR          PERIOD               YEAR          PERIOD               YEAR           YEAR          PERIOD
     ENDED          ENDED           ENDED              ENDED           ENDED              ENDED          ENDED           ENDED
    11/30/95       11/30/94       11/30/93*           11/30/95       11/30/94*           11/30/95       11/30/94       11/30/93*
            ------------------------------------------------------------------------------------------------------------
     $ 9.30         $10.18         $ 10.00             $ 9.30         $  9.38             $ 9.30         $10.18         $ 10.03
    --------       --------       ---------           --------       ---------           --------       --------       ---------
       0.44           0.43            0.29               0.41            0.03               0.41           0.40            0.17
       0.93          (0.87)           0.18               0.93           (0.08)              0.93          (0.87)           0.15
    --------       --------       ---------           --------       ---------           --------       --------       ---------
       1.37          (0.44)           0.47               1.34           (0.05)              1.34          (0.47)           0.32
      (0.44)         (0.43)          (0.29)             (0.41)          (0.03)             (0.41)         (0.40)          (0.17)
         --          (0.00)#            --                 --              --                 --          (0.00)#            --
         --          (0.01)             --                 --              --                 --          (0.01)             --
    --------       --------       ---------           --------       ---------           --------       --------       ---------
      (0.44)         (0.44)          (0.29)             (0.41)          (0.03)             (0.41)         (0.41)          (0.17)
    --------       --------       ---------           --------       ---------           --------       --------       ---------
     $10.23         $ 9.30         $ 10.18             $10.23         $  9.30             $10.23         $ 9.30         $ 10.18
     ======         ======         =======             ======          ======             ======         ======          ======
      15.00%         (4.41)%          4.68%             14.62%          (0.53)%            14.65%         (4.72)%          3.32%
     ======         ======         =======             ======          ======             ======         ======          ======
     $7,573         $7,831         $15,573             $    2         $     2             $3,573         $3,368         $ 2,210
       0.77%          0.70%           0.42%+             1.07%           1.02%+             1.07%          1.02%           0.77%+
         --(a)        0.71%             --                 --(a)         1.03%+               --(a)        1.03%             --
       4.45%          4.38%           4.16%+             4.15%           4.06%+             4.15%          4.06%           3.81%+
         34%            41%             16%                34%             41%                34%            41%             16%
       1.12%          1.07%           1.09%+             1.42%           1.39%+             1.42%          1.39%           1.44%+
     $ 0.41         $ 0.40         $  0.24             $ 0.38         $  0.02             $ 0.38         $ 0.37         $  0.14

               INVESTOR A SHARES                         INVESTOR C SHARES                          INVESTOR N SHARES
    ---------------------------------------           ------------------------           ---------------------------------------
      YEAR           YEAR          PERIOD               YEAR          PERIOD               YEAR           YEAR          PERIOD
     ENDED          ENDED           ENDED              ENDED           ENDED              ENDED          ENDED           ENDED
    11/30/95       11/30/94       11/30/93**          11/30/95       11/30/94**          11/30/95       11/30/94       11/30/93**
            ------------------------------------------------------------------------------------------------------------
     $ 8.58         $ 9.80         $  9.88             $ 8.58         $  8.62             $ 8.58         $ 9.80         $ 10.00
    --------       --------       ---------           --------       ---------           --------       --------       ---------
       0.50           0.50            0.04               0.45            0.03               0.45           0.45            0.04
       1.29          (1.22)          (0.08)              1.29           (0.04)              1.29          (1.22)          (0.20)
    --------       --------       ---------           --------       ---------           --------       --------       ---------
       1.79          (0.72)          (0.04)              1.74           (0.01)              1.74          (0.77)          (0.16)
      (0.50)         (0.50)          (0.04)             (0.45)          (0.03)             (0.45)         (0.45)          (0.04)
    --------       --------       ---------           --------       ---------           --------       --------       ---------
     $ 9.87         $ 8.58         $  9.80             $ 9.87         $  8.58             $ 9.87         $ 8.58         $  9.80
     ======         ======          ======             ======          ======             ======         ======          ======
      21.28%         (7.58)%         (0.43)%            20.62%          (0.07)%            20.63%         (8.10)%         (1.61)%
     ======         ======          ======             ======          ======             ======         ======          ======
     $  203         $   43         $    34             $   64         $     2             $6,619         $5,504         $ 3,284
       0.60%(a)       0.39%(a)        0.17%+             1.15%(a)        0.96%+(a)          1.15%(a)       0.96%(a)        0.77%+
       5.29%          5.38%           4.31%+             4.74%           4.81%+             4.74%          4.81%           3.71%+
         45%            38%              3%                45%             38%                45%            38%              3%
       1.47%          1.38%           1.86%+             2.02%           1.95%+             2.02%          1.95%           2.46%+
     $ 0.42         $ 0.42         $  0.03             $ 0.37         $  0.02             $ 0.37         $ 0.37         $  0.02

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                       TRUST A SHARES
                                                                                            -------------------------------------
                                                                                              YEAR          YEAR         PERIOD
NATIONS TEXAS INTERMEDIATE                                                                    ENDED         ENDED          ENDED
MUNICIPAL BOND FUND                                                                          11/30/95      11/30/94      11/30/93*
                                                                                               -------------------------------
Operating performance:
Net asset value, beginning of year.......................................................   $  9.53       $  10.35       $ 10.00
                                                                                            --------     ----------     ---------
Net investment income....................................................................      0.46           0.44          0.41
Net realized and unrealized gain/(loss) on investments...................................      0.83          (0.79)         0.35
                                                                                            --------     ----------     ---------
Net increase/(decrease) in net assets resulting from
  investment operations..................................................................      1.29          (0.35)         0.76
Distributions:
Dividends from net investment income.....................................................     (0.46 )        (0.44)        (0.41)
Distributions in excess of net investment income.........................................        --          (0.00)#          --
Distributions from net realized capital gains............................................        --          (0.03)           --
                                                                                            --------     ----------     ---------
Total distributions......................................................................     (0.46 )        (0.47)        (0.41)
                                                                                            --------     ----------     ---------
Net asset value, end of year.............................................................   $ 10.36       $   9.53       $ 10.35
                                                                                            =======        =======       =======
Total return++...........................................................................     13.83%         (3.48)%        7.72%
                                                                                            =======        =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).......................................................   $26,382       $ 24,066       $31,875
Ratio of operating expenses to average net assets........................................      0.57%(a)       0.55%(a)      0.44%+
Ratio of net investment income to average net assets.....................................      4.62%          4.40%         4.43%+
Portfolio turnover rate..................................................................        64%            61%           63%
Ratio of operating expenses to average net assets
  without waivers........................................................................      0.83%          0.78%         0.82%+
Net investment income per share without waivers..........................................   $  0.44       $   0.42       $  0.38

                                                                                                TRUST A SHARES
                                                                                            -----------------------
                                                                                              YEAR         PERIOD
NATIONS TEXAS                                                                                 ENDED         ENDED
MUNICIPAL BOND FUND                                                                          11/30/95     11/30/94**
                                                                                              -------------------
Operating performance:
Net asset value, beginning of year.......................................................   $  8.39       $  10.01
                                                                                            -------        -------
Net investment income....................................................................      0.50           0.42
Net realized and unrealized gain/(loss) on investments...................................      1.31          (1.62)
                                                                                            -------        -------
Net increase/(decrease) in net assets resulting from investment operations...............      1.81          (1.20)
Dividends from net investment income.....................................................     (0.50 )        (0.42)
                                                                                            -------        -------
Net asset value, end of year.............................................................   $  9.70       $   8.39
                                                                                            =======        =======
Total return++...........................................................................     22.09%        (12.21)%
                                                                                            =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).......................................................   $ 4,613       $  2,285
Ratio of operating expenses to average net assets........................................      0.39%(a)       0.22%+(a)
Ratio of net investment income to average net assets.....................................      5.45%          5.52%+
Portfolio turnover rate..................................................................        50%           107%
Ratio of operating expenses to average net assets without waivers........................      1.05%          1.06%+
Net investment income per share without waivers..........................................   $  0.44       $   0.35

---------------

    * The Nations Texas Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on January 12, 1993, February 4, 1993, November 3, 1994 and June 22, 1993, respectively.
   ** The Nations Texas Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on February 3, 1994, December 17, 1993, November 3, 1994 and October 21, 1993, respectively.
    + Annualized.
   ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
    # Amount represents less than $0.01 per share.
  (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

             INVESTOR A SHARES                     INVESTOR C SHARES                     INVESTOR N SHARES
    -----------------------------------         -----------------------         ------------------------------------
      YEAR         YEAR        PERIOD             YEAR         PERIOD             YEAR         YEAR         PERIOD
     ENDED        ENDED         ENDED            ENDED         ENDED             ENDED        ENDED         ENDED
    11/30/95     11/30/94     11/30/93*         11/30/95     11/30/94*          11/30/95     11/30/94     11/30/93*
            ------------------------------------------------------------------------------------------------
     $ 9.53       $10.35       $ 10.15           $ 9.53        $ 9.55           $  9.53      $ 10.35        $10.25
    --------     --------     ---------         --------     ----------         --------     --------     ----------
       0.44         0.42          0.37             0.41          0.03              0.41         0.39          0.17
       0.83        (0.79)         0.20             0.83         (0.02)             0.83        (0.79)         0.10
    --------     --------     ---------         --------     ----------         --------     --------     ----------
       1.27        (0.37)         0.57             1.24          0.01              1.24        (0.40)         0.27
      (0.44)       (0.42)        (0.37)           (0.41)        (0.03)            (0.41)       (0.39)        (0.17)
         --        (0.00)#          --               --         (0.00)#              --        (0.00)#          --
         --        (0.03)           --               --            --                --        (0.03)           --
    --------     --------     ---------         --------     ----------         --------     --------     ----------
      (0.44)       (0.45)        (0.37)           (0.41)        (0.03)            (0.41)       (0.42)        (0.17)
    --------     --------     ---------         --------     ----------         --------     --------     ----------
     $10.36       $ 9.53       $ 10.35           $10.36        $ 9.53           $ 10.36      $  9.53        $10.35
     ======       ======        ======           ======       =======           =======      =======       =======
      13.60%       (3.66)%        5.64%           13.27%         0.08%            13.27%       (3.96)%        2.61%
     ======       ======        ======           ======       =======           =======      =======       =======
     $  806       $  718       $   968           $  570        $    2           $ 3,136      $ 2,774        $1,330
       0.77%(a)     0.73%(a)      0.59%+           1.07%(a)      1.05%+(a)         1.07%(a)     1.05%(a)      0.94%+
       4.42%        4.22%         4.28%+           4.12%         3.90%+            4.12%        3.90%         3.93%+
         64%          61%           63%              64%           61%               64%          61%           63%
       1.03%        0.96%         0.97%+           1.33%         1.28%+            1.33%        1.28%         1.32%+
     $ 0.42       $ 0.40       $  0.34           $ 0.39        $ 0.02           $  0.39      $  0.37        $ 0.16

      INVESTOR A SHARES                            INVESTOR C SHARES                     INVESTOR N SHARES
    ---------------------                       -----------------------         ------------------------------------
      YEAR        PERIOD                          YEAR         PERIOD             YEAR         YEAR         PERIOD
     ENDED        ENDED                          ENDED         ENDED             ENDED        ENDED         ENDED
    11/30/95     11/30/94**                     11/30/95     11/30/94**         11/30/95     11/30/94     11/30/93**
            ------------------------------------------------------------------------------------------------
     $ 8.39       $ 9.92                         $ 8.39        $ 8.46           $  8.39      $  9.78        $10.00
     ------       ------                         ------       -------           -------      -------       -------
       0.49         0.47                           0.43          0.03              0.43         0.44          0.04
       1.31        (1.53)                          1.31         (0.07)             1.31        (1.39)        (0.22)
     ------       ------                         ------       -------           -------      -------       -------
       1.80        (1.06)                          1.74         (0.04)             1.74        (0.95)        (0.18)
      (0.49)       (0.47)                         (0.43)        (0.03)            (0.43)       (0.44)        (0.04)
     ------       ------                         ------       -------           -------      -------       -------
     $ 9.70       $ 8.39                         $ 9.70        $ 8.39           $  9.70      $  8.39        $ 9.78
     ======       ======                         ======       =======           =======      =======       =======
      21.85%      (10.98)%                        21.15%        (0.43)%           21.19%       (9.98)%       (1.82)%
     ======       ======                         ======       =======           =======      =======       =======
     $  351       $   55                         $   70        $    2           $12,587      $10,812        $6,154
       0.59%(a)     0.40%+(a)                      1.14%(a)      0.97%+(a)         1.14%(a)     0.97%(a)      0.70%+
       5.25%        5.34%+                         4.70%         4.77%+            4.70%        4.77%         3.32%+
         50%         107%                            50%          107%               50%         107%            5%
       1.25%        1.24%+                         1.80%         1.81%+            1.80%        1.81%         2.05%+
     $ 0.43       $ 0.39                         $ 0.37        $ 0.02           $  0.37      $  0.37        $ 0.03
    --------     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                             TRUST A SHARES
                                        -----------------------------------------------------------------------------------------
                                          YEAR          YEAR          YEAR         YEAR         YEAR         YEAR        PERIOD
NATIONS VIRGINIA INTERMEDIATE            ENDED         ENDED         ENDED        ENDED        ENDED        ENDED         ENDED
MUNICIPAL BOND FUND                     11/30/95      11/30/94      11/30/93     11/30/92     11/30/91     11/30/90     11/30/89*
                                                   -------------------------------------------------------------------
Operating performance:
Net asset value, beginning of year....  $   9.94      $  10.99      $  10.59     $  10.34     $  10.14     $ 10.08       $ 10.00
                                        --------     ----------     --------     --------     --------     --------     ---------
Net investment income.................      0.51          0.50          0.48         0.54         0.58        0.61          0.12
Net realized and unrealized
 gain/(loss) on investments...........      0.89         (0.96)         0.42         0.29         0.21        0.11          0.03
                                        --------     ----------     --------     --------     --------     --------     ---------
Net increase/(decrease) in net assets
 resulting from
 investment operations................      1.40         (0.46)         0.90         0.83         0.79        0.72          0.15
Distributions:
Dividends from net investment
 income...............................     (0.51)        (0.50)        (0.48)       (0.54)       (0.58)      (0.66)        (0.07)
Distributions from net realized
 capital gains........................     (0.00)#       (0.09)        (0.02)       (0.04)       (0.01)         --            --
Distributions in excess of net
 realized capital gains...............        --         (0.00)#          --           --           --          --            --
                                        --------     ----------     --------     --------     --------     --------     ---------
Total distributions...................     (0.51)        (0.59)        (0.50)       (0.58)       (0.59)      (0.66)        (0.07)
                                        --------     ----------     --------     --------     --------     --------     ---------
Net asset value, end of year..........  $  10.83      $   9.94      $  10.99     $  10.59     $  10.34     $ 10.14       $ 10.08
                                          ======       =======        ======       ======       ======      ======        ======
Total return++........................     14.39%        (4.35)%        9.08%        8.28%+++     8.04%+++    7.41%+++      1.46%+++
                                          ======       =======        ======       ======       ======      ======        ======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in 000's)....  $157,252      $167,405      $193,084     $157,773     $119,757     $75,962       $46,560
Ratio of operating expenses to average
 net assets...........................      0.56%(a)      0.61%(a)      0.57%        0.56%        0.45%       0.26%         0.16%+
Ratio of net investment income to
 average net assets...................      4.87%         4.76%         4.80%        5.17%        5.67%       6.09%         6.09%+
Portfolio turnover rate...............        22%           14%           26%          13%          24%         19%           12%
Ratio of operating expenses to average
 net assets without waivers...........      0.74%         0.73%         0.69%        0.68%        0.73%       0.80%         0.81%+
Net investment income per share
 without waivers......................  $   0.49      $   0.49      $   0.47     $   0.53     $   0.55     $  0.55       $  0.08

                                            TRUST A SHARES
                                        -----------------------
                                          YEAR         PERIOD
NATIONS VIRGINIA                         ENDED         ENDED
MUNICIPAL BOND FUND                     11/30/95     11/30/94**
                                           -----------------
Operating performance:
Net asset value, beginning of year....  $   8.29      $  10.00
                                          ------       -------
Net investment income.................      0.51          0.45
Net realized and unrealized
 gain/(loss) on investments...........      1.33         (1.71)
                                          ------       -------
Net increase/(decrease) in net assets
 resulting from investment
 operations...........................      1.84         (1.26)
Dividends from net investment
 income...............................     (0.51)        (0.45)
                                          ------       -------
Net asset value, end of year..........  $   9.62      $   8.29
                                          ======       =======
Total return++........................     22.63%       (12.86)%
                                          ======       =======
Ratios to average net
 assets/supplemental data:
Net assets, end of year (in 000's)....  $  3,527      $    432
Ratio of operating expenses to average
 net assets...........................      0.39%(a)      0.21%+(a)
Ratio of net investment income to
 average net assets...................      5.51%         5.52%+
Portfolio turnover rate...............        16%           61%
Ratio of operating expenses to average
 net assets without waivers...........      1.04%         0.99%+
Net investment income per share
 without waivers......................  $   0.46      $   0.38

---------------

  * The Nations Virginia Intermediate Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on September 20, 1989, December 5, 1989, June 17, 1992 and June 7, 1993, respectively.
 ** The Nations Virginia Municipal Bond Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on January 11, 1994, November 8, 1993, November 3, 1994 and October 21, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                               INVESTOR A SHARES                                                INVESTOR C SHARES
   -------------------------------------------------------------------------     ------------------------------------------------
     YEAR         YEAR         YEAR         YEAR         YEAR        PERIOD        YEAR         YEAR         YEAR        PERIOD
    ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
   11/30/95     11/30/94     11/30/93     11/30/92     11/30/91     11/30/90*    11/30/95     11/30/94     11/30/93     11/30/92*
    ----------------------------------------------------------------------------------------------------------------------------
   $  9.94      $ 10.99      $  10.59     $ 10.34      $ 10.14      $ 10.08       $ 9.94       $10.99      $ 10.59       $ 10.44
   --------     --------     --------     --------     --------     --------     --------     --------     --------     ---------
      0.49         0.48          0.51        0.54         0.58         0.61         0.46         0.44         0.44          0.19
      0.89        (0.96)         0.42        0.29         0.21         0.11         0.89        (0.96)        0.42          0.15
   --------     --------     --------     --------     --------     --------     --------     --------     --------     ---------
      1.38        (0.48)         0.93        0.83         0.79         0.72         1.35        (0.52)        0.86          0.34
     (0.49)       (0.48)        (0.51)      (0.54)       (0.58)       (0.66)       (0.46)       (0.44)       (0.44)        (0.19)
     (0.00)#      (0.09)        (0.02)      (0.04)       (0.01)          --        (0.00)#      (0.09)       (0.02)           --
        --        (0.00)#          --          --           --           --           --        (0.00)#         --            --
   --------     --------     --------     --------     --------     --------     --------     --------     --------     ---------
     (0.49)       (0.57)        (0.53)      (0.58)       (0.59)       (0.66)       (0.46)       (0.53)       (0.46)        (0.19)
   --------     --------     --------     --------     --------     --------     --------     --------     --------     ---------
   $ 10.83      $  9.94      $  10.99     $ 10.59      $ 10.34      $ 10.14       $10.83       $ 9.94      $ 10.99       $ 10.59
   ========     ========     ========     ========     ========     ========     ========     ========     ========     =========
     14.16%       (4.52) %       8.91%       8.18%+++     8.04%+++     7.41%+++    13.82%       (4.90)%       8.25%         3.36%+++
   ========     ========     ========     ========     ========     ========     ========     ========     ========     =========
   $73,253      $79,412      $103,689     $76,650      $44,540      $24,303       $7,152       $8,372      $11,176       $ 4,769
      0.76%(a)     0.79%(a)      0.72%       0.65%        0.45%        0.26%+       1.06%(a)     1.19%(a)     1.32%         1.28%+
      4.67%        4.58%         4.65%       5.04%        5.67%        6.09%+       4.37%        4.18%        4.05%         3.99%+
        22%          14%           26%         13%          24%          19%          22%          14%          26%           13%
      0.94%        0.91%         0.84%       0.97%        0.73%        0.80%+       1.24%        1.31%        1.44%         2.80%+
    $  0.47      $  0.47      $   0.49     $  0.50      $  0.55      $  0.55       $ 0.44       $ 0.43      $  0.43       $  0.12

               INVESTOR N SHARES
      -----------------------------------
        YEAR         YEAR        PERIOD
       ENDED        ENDED         ENDED
      11/30/95     11/30/94     11/30/93*

      $  9.94       $10.99       $ 10.83
      --------     --------     ---------
         0.46         0.45          0.21
         0.89        (0.96)         0.16
      --------     --------     ---------
         1.35        (0.51)         0.37
        (0.46)       (0.45)        (0.21)
        (0.00)#      (0.09)           --
           --        (0.00)#          --
      --------     --------     ---------
        (0.46)       (0.54)        (0.21)
      --------     --------     ---------
      $ 10.83       $ 9.94       $ 10.99
       ------        -----         -----
        13.82%       (4.82)%        3.48%
       ------        -----         -----
      $12,163       $9,690       $ 5,249
         1.06%(a)     1.11%(a)      1.07%+
         4.37%        4.26%         4.30%+
           22%          14%           26%
         1.24%        1.23%         1.19%+
      $  0.44       $ 0.43       $  0.20

            INVESTOR A SHARES                   INVESTOR C SHARES                INVESTOR N SHARES
    ----------------------------------        ---------------------     ------------------------------------
      YEAR         YEAR        PERIOD           YEAR        PERIOD        YEAR         YEAR       PERIOD
     ENDED        ENDED        ENDED           ENDED        ENDED        ENDED        ENDED        ENDED
    11/30/95     11/30/94     11/30/93**      11/30/95     11/30/94**   11/30/95     11/30/94    11/30/93**
    -------------------------------------------------------------------------------------------------------
    $  8.29      $  9.77      $   9.84         $ 8.29       $ 8.38      $  8.29      $  9.77      $ 10.00
    --------     --------     --------        --------     --------     --------     --------    ---------
       0.49         0.49          0.03           0.44         0.03         0.44         0.44         0.04
       1.33        (1.48)        (0.07)          1.33        (0.09)        1.33        (1.48)       (0.23)
    --------     --------     --------        --------     --------     --------     --------    ---------
       1.82        (0.99)        (0.04)          1.77        (0.06)        1.77        (1.04)       (0.19)
      (0.49)       (0.49)        (0.03)         (0.44)       (0.03)       (0.44)       (0.44)       (0.04)
    --------     --------     --------        --------     --------     --------     --------    ---------
    $  9.62      $  8.29      $   9.77         $ 9.62       $ 8.29      $  9.62      $  8.29      $  9.77
    ========     ========     =======         ========     ========     ========     ========    =========
      22.39%      (10.44) %      (0.42)%        21.71%       (0.67)%      21.72%      (10.95)%      (1.93)%
    ========     ========     =======         ========     ========     ========     ========    =========
    $   650      $   168      $     25         $   34       $    2      $16,489      $12,738      $ 6,580
       0.59%(a)     0.39%(a)      0.10%+         1.14%(a)     0.96%+(a)    1.14%(a)     0.96%(a)     0.70%+
       5.31%        5.34%         3.88%+         4.76%        4.77%+       4.76%        4.77%        3.28%+
         16%          61%            0%            16%          61%          16%          61%           0%
       1.24%        1.17%         1.30%+         1.79%        1.74%+       1.79%        1.74%        1.90%+
    $  0.44      $  0.43      $   0.02         $ 0.39       $ 0.03      $  0.39      $  0.37      $  0.03


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                        TRUST A SHARES
                                                                                              -----------------------------------
                                                                                                YEAR         YEAR        PERIOD
NATIONS SHORT-TERM                                                                            ENDED        ENDED         ENDED
MUNICIPAL INCOME FUND                                                                        11/30/95     11/30/94     11/30/93*
                                                                                                 -----------------------------
Operating performance:
Net asset value, beginning of year..........................................................  $  9.69      $  9.96       $ 10.00
                                                                                              --------     --------     ---------
Net investment income.......................................................................     0.44         0.38          0.05
Net realized and unrealized gain/(loss) on investments......................................     0.34        (0.27)        (0.04)
                                                                                              --------     --------     ---------
Net increase in net assets resulting from investment operations.............................     0.78         0.11          0.01
Distributions:
Dividends from net investment income........................................................    (0.44)       (0.38)        (0.05)
Distributions from net realized capital gains...............................................       --        (0.00)#          --
                                                                                              --------     --------     ---------
Total distributions.........................................................................    (0.44)       (0.38)        (0.05)
                                                                                              --------     --------     ---------
Net asset value, end of year................................................................  $ 10.03      $  9.69       $  9.96
                                                                                              -------      -------        ------
Total return++..............................................................................     8.16%        1.09%         0.06%
                                                                                              -------      -------        ------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................................................  $49,961      $33,488       $ 5,999
Ratio of operating expenses to average net assets...........................................     0.45%(a)     0.34%(a)      0.09%+
Ratio of net investment income to average net assets........................................     4.38%        3.83%         3.16%+
Portfolio turnover rate.....................................................................       82%          57%           45%
Ratio of operating expenses to average net assets without waivers...........................     0.93%        0.80%         1.04%+
Net investment income per share without waivers.............................................  $  0.39      $  0.33       $  0.04

                                                                                                        TRUST A SHARES
                                                                                             ------------------------------------
                                                                                               YEAR         YEAR         PERIOD
NATIONS INTERMEDIATE                                                                          ENDED        ENDED         ENDED
MUNICIPAL BOND FUND                                                                          11/30/95     11/30/94     11/30/93**
                                                                                                ------------------------------
Operating performance:
Net asset value, beginning of year.........................................................  $  9.24      $ 10.11       $  10.00
                                                                                             --------     --------     ----------
Net investment income......................................................................     0.48         0.45           0.14
Net realized and unrealized gain/(loss) on investments.....................................     0.93        (0.86)          0.11
                                                                                             --------     --------     ----------
Net increase/(decrease) in net assets resulting from investment operations.................     1.41        (0.41)          0.25
Distributions:
Dividends from net investment income.......................................................    (0.48 )      (0.45 )        (0.14)
Distributions in excess of net investment income...........................................       --        (0.00 )#          --
Distributions from net realized capital gains..............................................       --        (0.01 )           --
                                                                                             --------     --------     ----------
Total distributions........................................................................    (0.48)       (0.46)         (0.14)
                                                                                             --------     --------     ----------
Net asset value, end of year...............................................................  $ 10.17      $  9.24       $  10.11
                                                                                             -------      -------        -------
Total return++.............................................................................    15.60%       (4.25)%         2.46%
                                                                                             -------      -------        -------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).........................................................  $73,897      $38,055       $ 28,335
Ratio of operating expenses to average net assets..........................................     0.45%(a)     0.35%(a)       0.24%+
Ratio of net investment income to average net assets.......................................     4.91%        4.59%          4.07%+
Portfolio turnover rate....................................................................       31%          51%            23%
Ratio of operating expenses to average net assets without waivers..........................     0.84%        0.88%          0.96%+
Net investment income per share without waivers............................................  $  0.45      $  0.40       $   0.12

---------------

  * The Nations Short-Term Municipal Income Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on October 7, 1993, November 2, 1993, May 19, 1994 and October 12, 1993, respectively.
 ** The Nations Intermediate Municipal Bond Fund's Trust A, Investor A, Investor
    C and Investor N Shares commenced operations on July 30, 1993, August 17, 1993, November 3, 1994 and December 2, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less that $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

             INVESTOR A SHARES                     INVESTOR C SHARES                      INVESTOR N SHARES
    -----------------------------------         -----------------------         -------------------------------------
      YEAR         YEAR        PERIOD             YEAR         PERIOD             YEAR          YEAR         PERIOD
     ENDED        ENDED         ENDED            ENDED         ENDED             ENDED         ENDED          ENDED
    11/30/95     11/30/94     11/30/93*         11/30/95     11/30/94*          11/30/95      11/30/94      11/30/93*
            -------------------------------------------------------------------------------------------------
     $ 9.69       $ 9.96       $  9.98           $ 9.69        $ 9.84            $ 9.69       $   9.96       $ 10.00
    --------     --------     ---------         --------     ----------         --------     ----------     ---------
       0.42         0.36          0.03             0.42          0.19              0.40           0.34          0.04
       0.34        (0.27)        (0.02)            0.34         (0.15)             0.34          (0.27)        (0.04)
    --------     --------     ---------         --------     ----------         --------     ----------     ---------
       0.76         0.09          0.01             0.76          0.04              0.74           0.07            --
      (0.42)       (0.36)        (0.03)           (0.42)        (0.19)            (0.40)         (0.34)        (0.04)
         --        (0.00)#          --               --         (0.00)#              --          (0.00)#          --
    --------     --------     ---------         --------     ----------         --------     ----------     ---------
      (0.42)       (0.36)        (0.03)           (0.42)        (0.19)            (0.40)         (0.34)        (0.04)
    --------     --------     ---------         --------     ----------         --------     ----------     ---------
     $10.03       $ 9.69       $  9.96           $10.03        $ 9.69            $10.03       $   9.69       $  9.96
     ======       ======       =======           ======       =======            ======       ========       =======
       7.95%        0.90%         0.06%            7.95%         0.45%             7.78%          0.73%        (0.02)%
     ======       ======       =======           ======       =======            ======       ========       =======
     $3,741       $  217       $   731           $1,953        $  323            $9,803       $ 13,421       $ 5,863
       0.65%(a)     0.52%(a)      0.24%+           0.70%(a)      0.59%+(a)         0.80%(a)       0.69%(a)      0.44%+
       4.18%        3.65%         3.01%+           4.13%         3.58%+            4.03%          3.48%         2.81%+
         82%          57%           45%              82%           57%               82%            57%           45%
       1.13%        0.99%         1.19%+           1.18%         1.05%+            1.28%          1.15%         1.39%+
     $ 0.37       $ 0.33       $  0.02           $ 0.37        $ 0.18            $ 0.35       $   0.31       $  0.04

             INVESTOR A SHARES                     INVESTOR C SHARES               INVESTOR N SHARES
    -----------------------------------         -----------------------         -----------------------
      YEAR         YEAR        PERIOD             YEAR         PERIOD             YEAR         PERIOD
     ENDED        ENDED         ENDED            ENDED         ENDED             ENDED         ENDED
    11/30/95     11/30/94     11/30/93**        11/30/95     11/30/94**         11/30/95     11/30/94**
           -------------------------------------------------------------------------------------
     $ 9.24       $10.11       $ 10.10           $ 9.24        $ 9.35            $ 9.24        $10.13
    --------     --------     ---------         --------     ----------         --------     ----------
       0.47         0.42          0.12             0.43          0.03              0.43          0.39
       0.93        (0.86)         0.01             0.93         (0.11)             0.93         (0.88)
    --------     --------     ---------         --------     ----------         --------     ----------
       1.40        (0.44)         0.13             1.36         (0.08)             1.36         (0.49)
      (0.47)       (0.42)        (0.12)           (0.43)        (0.03)            (0.43)        (0.39)
         --        (0.00)#          --               --            --                --         (0.00)#
         --        (0.01)           --               --            --                --         (0.01)
    --------     --------     ---------         --------     ----------         --------     ----------
      (0.47)       (0.43)        (0.12)           (0.43)        (0.03)            (0.43)        (0.40)
    --------     --------     ---------         --------     ----------         --------     ----------
     $10.17       $ 9.24       $ 10.11           $10.17        $ 9.24            $10.17        $ 9.24
     ======       ======       =======           ======        ======            ======       =======
      15.38%       (4.48)%        1.28%           14.96%        (0.52)%           15.02%        (5.00)%
     ======       ======        ======           ======        ======            ======       =======
     $1,249       $  172       $    68           $  359        $    2            $1,352        $  943
       0.65%(a)     0.53%(a)      0.39%+           0.95%(a)      0.85%+(a)         0.95%(a)      0.85%+(a)
       4.71%        4.41%         3.92%+           4.41%         4.09%+            4.41%         4.09%+
         31%          51%           23%              31%           51%               31%           51%
       1.04%        1.06%         1.11%+           1.34%         1.38%+            1.34%         1.38%+
     $ 0.44       $ 0.38       $  0.10           $ 0.40        $ 0.02            $ 0.40        $ 0.34

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                          TRUST A SHARES
                                                                  ---------------------------------------------------------------
                                                                    YEAR         YEAR         YEAR         YEAR          PERIOD
                                                                   ENDED        ENDED        ENDED        ENDED           ENDED
                 NATIONS MUNICIPAL INCOME FUND                    11/30/95     11/30/94     11/30/93     11/30/92       11/30/91*
                                                                       -----------------------------------------------------
Operating performance:
Net asset value, beginning of year..............................  $  9.64      $ 11.33      $ 10.65      $ 10.25         $ 10.00
                                                                  --------     --------     --------     --------       ---------
Net investment income...........................................     0.59         0.57         0.59         0.59            0.52
Net realized and unrealized gain/(loss) on investments..........     1.44        (1.44)        0.72         0.41            0.25
                                                                  --------     --------     --------     --------       ---------
Net increase/(decrease) in net assets resulting from
  investment operations.........................................     2.03        (0.87)        1.31         1.00            0.77
Distributions:
Dividends from net investment income............................    (0.59)       (0.57)       (0.59)       (0.59)          (0.52)
Distributions in excess of net investment income................       --        (0.00)#         --           --              --
Distributions from net realized capital gains...................       --        (0.25)       (0.04)       (0.01)             --
                                                                  --------     --------     --------     --------       ---------
Total distributions.............................................     (0.59)       (0.82)      (0.63)       (0.60)          (0.52)
                                                                  --------     --------     --------     --------       ---------
Net asset value, end of year....................................  $ 11.08      $  9.64      $ 11.33      $ 10.65         $ 10.25
                                                                  =======      =======      =======      =======         =======
Total return++..................................................    21.55%       (8.17)%      12.54%        9.97%+++        7.87%+++
                                                                  =======      =======      =======      =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..............................  $68,836      $59,279      $88,386      $62,387         $23,631
Ratio of operating expenses to average net assets...............     0.60%        0.61%        0.52%        0.43%           0.20%+
Ratio of operating expenses to average net assets including
  interest expense..............................................       -- (a)     0.62%          --           --              --
Ratio of net investment income to average net assets............     5.63%        5.42%        5.24%        5.51%           6.07%+
Portfolio turnover rate.........................................       49%          63%          48%          19%             54%
Ratio of operating expenses to average net assets without
  waivers.......................................................     0.88%        0.90%        0.84%        0.90%           0.88%+
Net investment income per share without waivers.................  $  0.56      $  0.54      $  0.55      $  0.54         $  0.45

---------------

  * The Nations Municipal Income Fund's Trust A, Investor A, Investor C and Investor N Shares commenced operations on February 1, 1991, February 1, 1991, June 17, 1992 and June 7, 1993, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less that $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                         INVESTOR A SHARES                                        INVESTOR C SHARES
    -----------------------------------------------------------     ----------------------------------------------
      YEAR         YEAR        YEAR        YEAR        PERIOD         YEAR         YEAR        YEAR       PERIOD
     ENDED        ENDED       ENDED       ENDED         ENDED        ENDED        ENDED       ENDED        ENDED
    11/30/95     11/30/94    11/30/93    11/30/92     11/30/91*     11/30/95     11/30/94    11/30/93    11/30/92*
    ------------------------------------------------------------------------------------------------------------------
    $  9.64      $ 11.33     $ 10.65     $ 10.25       $ 10.00       $ 9.64       $11.33      $10.65      $ 10.48
    --------     --------    --------    --------     ---------     --------     --------    --------    ---------
       0.57         0.55        0.57        0.58          0.52         0.51         0.49        0.50         0.21
       1.44        (1.44)       0.72        0.41          0.25         1.44        (1.44)       0.72         0.17
    --------     --------   --------    --------     ---------     --------     --------    --------    ---------
       2.01        (0.89)       1.29        0.99          0.77         1.95        (0.95)       1.22         0.38
      (0.57)       (0.55)      (0.57)      (0.58)        (0.52)       (0.51)       (0.49)      (0.50)       (0.21)
         --        (0.00)#        --          --            --           --        (0.00)#        --           --
         --        (0.25)      (0.04)      (0.01)           --           --        (0.25)      (0.04)          --
    --------     -------    --------    --------     ---------     --------     --------    --------    ---------
      (0.57)       (0.80)      (0.61)      (0.59)        (0.52)       (0.51)       (0.74)      (0.54)       (0.21)
    --------     -------    --------    --------     ---------     --------     --------    --------    ---------
    $ 11.08      $  9.64     $ 11.33     $ 10.65       $ 10.25       $11.08       $ 9.64      $11.33      $ 10.65
    =======      =======     =======     =======       =======       ======      =======      ======      =======
      21.31%       (8.34)%     12.37%       9.88%+++      7.87%+++    20.65%       (8.86)%     11.69%        3.63%+++
    =======      =======     =======     =======       =======       ======      =======      ======      =======
    $27,963      $23,754     $28,415     $21,056       $ 7,234       $2,268       $3,064      $6,331      $ 3,744
       0.80%        0.79%       0.60%       0.52%         0.20%+       1.35%        1.36%       1.27%        1.21%+
         -- (a)     0.80%         --          --            --           --(a)      1.37%         --           --
       5.43%        5.24%       5.09%       5.42%         6.07%+       4.88%        4.67%       4.49%        4.36%+
         49%          63%         48%         19%           54%          49%          63%         48%          19%
       1.08%        1.08%       0.99%       0.99%         0.88%+       1.63%        1.65%       1.59%        1.61%+
    $  0.54      $  0.52     $  0.53     $  0.53       $  0.45       $ 0.48       $ 0.46      $ 0.46      $  0.19


                INVESTOR N SHARES
     ---------------------------------------
        YEAR            YEAR       PERIOD
       ENDED           ENDED        ENDED
      11/30/95        11/30/94    11/30/93*
     ---------------------------------------
      $  9.64         $ 11.33      $ 11.13
      --------       --------    ---------
         0.51            0.49         0.23
         1.44           (1.44)        0.20
      --------       --------    ---------
         1.95           (0.95)        0.43
        (0.51)          (0.49)       (0.23)
           --           (0.00)#         --
           --           (0.25)          --
      --------       --------    ---------
        (0.51)          (0.74)       (0.23)
      --------       --------    ---------
      $ 11.08         $  9.64      $ 11.33
      =======         =======      =======
        20.65%          (8.86)%       3.89%
      =======         =======      =======
      $18,165         $17,101      $15,133
         1.35%           1.36%        1.27%+
           --(a)         1.37%          --
         4.88%           4.67%        4.49%+
           49%             63%          48%
         1.63%           1.65%        1.59%+
      $  0.48         $  0.46      $  0.22

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES.

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offers thirty-one separate portfolios. Information presented in these financial statements pertains only to the following funds: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund (collectively the "Funds"). The financial statements for the remaining Funds are presented under separate covers. The Funds currently offer four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares. The Board of Trustees has authorized the issuance of Trust B Shares for all Funds. As of November 30, 1995, no Trust B Shares have been issued. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations: Investments in municipal bonds are valued by an independent pricing service approved by the Board of Trustees. Valuations are based upon a matrix system and/or appraisals provided by the pricing service which takes into consideration such factors as yields, prices, maturities, sell features and ratings on comparable securities. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Certain states' municipal obligations may be obligations of issuers which rely in whole or in part on state specific revenues, real property taxes and revenues from health care institutions, as appropriate, or obligations secured by mortgages on real property. Consequently, the possible effect of economic conditions in these states or their laws on these obligations must be considered.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of market discounts and premiums on investments and amortization of original issue discounts on the effective yield method, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends daily from net investment income and pay such dividends monthly. Each Fund will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations.

Reclassifications for the year ended November 30, 1995, were as follows:

                                                                             INCREASE              DECREASE
                                                   INCREASE/(DECREASE)   UNDISTRIBUTED NET       ACCUMULATED
                                                     PAID-IN CAPITAL     INVESTMENT INCOME   REALIZED GAIN/(LOSS)
                                                   ---------------------------------------------------------
    Florida Municipal Bond Fund....................            --             $ 6,617              $ (6,617)
    Maryland Intermediate Municipal Bond Fund......       $(9,588)              9,588                    --
    Maryland Municipal Bond Fund...................            --               2,074                (2,074)
    North Carolina Municipal Bond Fund.............            --               1,224                (1,224)
    North Carolina Intermediate Municipal Bond
      Fund.........................................            --               4,477                (4,477)
    South Carolina Intermediate Municipal Bond
      Fund.........................................            --               7,752                (7,752)
    Tennessee Municipal Bond Fund..................          (695)              3,145                (2,450)
    Texas Municipal Bond Fund......................        (1,107)              5,976                (4,869)
    Virginia Intermediate Municipal Bond Fund......            --               2,807                (2,807)
    Intermediate Municipal Bond Fund...............            --              11,258               (11,258)
    Municipal Income Fund..........................            --              18,382               (18,382)

Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Expenses: General expenses of the Trust are allocated to the Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to that Fund's or class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Trust has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to the Funds.

Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee at the following annual rates of average daily net assets:

                                                                                       ANNUAL RATE
                                                                                       ----------
        Florida Intermediate Municipal Bond Fund, Georgia                                  0.50%
          Intermediate Municipal Bond Fund, Maryland Intermediate
        Municipal Bond Fund, North Carolina Intermediate
        Municipal Bond Fund, South Carolina Intermediate
        Municipal Bond Fund, Tennessee Intermediate Municipal
        Bond Fund, Texas Intermediate Municipal Bond Fund,
        Virginia Intermediate Municipal Bond Fund, Short-Term
        Municipal Income Fund and Intermediate Municipal Bond
        Fund

        Florida Municipal Bond Fund, Georgia Municipal Bond Fund,                          0.60%
        Maryland Municipal Bond Fund, North Carolina Municipal
        Bond Fund, South Carolina Municipal Bond Fund,
        Tennessee Municipal Bond Fund, Texas Municipal Bond Fund,
        Virginia Municipal Bond Fund and Municipal Income Fund

Stephens Inc. ("Stephens") serves as the Trust's administrator pursuant to an Administration Agreement. First Data Investor Services Group, Inc., formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Trust's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Administration and Co-Administration Agreements, the administrator and the co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of average daily net assets of the Trust and the investment portfolios of Nations Fund, Inc. and Nations Fund Portfolios, Inc. (other registered open-end investment companies that are part of the Nations Fund Family) on a combined basis.

For the year ended November 30, 1995, Stephens earned $390,789 (after fee waivers) from the Funds for its services.

The investment adviser, administrator, co-administrator and custodian may, from time to time, reduce their fees payable by each Fund (either voluntarily or pursuant to applicable state limitations). For the year ended November 30, 1995, the investment adviser, administrator and/or custodian voluntarily waived fees as follows:

                                                                                FEES WAIVED BY:
                                                                  ADVISER        ADMINISTRATOR       CUSTODIAN
                                                                ----------------------------------------------
Florida Intermediate Municipal Bond Fund......................  $   113,704         $ 12,708                --
Florida Municipal Bond Fund...................................      168,010            9,126          $  8,105
Georgia Intermediate Municipal Bond Fund......................      126,861           14,573                --
Georgia Municipal Bond Fund...................................       75,891            3,408             5,549
Maryland Intermediate Municipal Bond Fund.....................      191,375           22,366                --
Maryland Municipal Bond Fund..................................       71,347            2,815             6,158
North Carolina Intermediate Municipal Bond Fund...............       86,937            9,257                --
North Carolina Municipal Bond Fund............................      157,625            7,614             7,757
South Carolina Intermediate Municipal Bond Fund...............      143,374            2,931                --
South Carolina Municipal Bond Fund............................       77,066            3,573             5,736
Tennessee Intermediate Municipal Bond Fund....................       54,285            4,383                --
Tennessee Municipal Bond Fund.................................       53,062            1,812             3,840
Texas Intermediate Municipal Bond Fund........................       67,309            7,337                --
Texas Municipal Bond Fund.....................................       91,303            4,168             5,742
Virginia Intermediate Municipal Bond Fund.....................      439,488           10,264                --
Virginia Municipal Bond Fund..................................      101,277            4,700             6,322
Short-Term Municipal Income Fund..............................      255,162           17,261            12,607
Intermediate Municipal Bond Fund..............................      241,595           18,605                --
Municipal Income Fund.........................................      269,813           28,128                --

No officer, director or employee of NationsBank, Stephens or First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. The Trust pays each Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund, and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

Each Fund's eligible Trustees may participate in a nonqualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc. The expense for the deferred compensation plan is included in the "Trustees' fees and expenses" line of the Statements of Operations.

NationsBank of Texas, N.A. acts as custodian for the Funds and for the year ended November 30, 1995, earned $136,123 (after waivers) for providing such services. First Data Investor Services Group, Inc. serves as transfer agent for the Funds' shares. NationsBank of Texas, N.A. acts as the sub-transfer agent for the Trust A Shares of the Funds and for the year ended November 30, 1995, earned approximately $111,000 for providing such services.

Stephens acts as distributor of the Funds' shares. For the year ended November 30, 1995, the Funds were informed that the distributor received $128,446, representing commissions (sales charges) on sales of Investor A Shares of the Funds. For the year ended November 30, 1995, the Funds were informed that the distributor received $635,019 in contingent deferred sales charges from Investor C and Investor N Shares of the Funds. A substantial portion of these fees are paid to affiliates of NationsBank.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust has adopted a shareholder servicing and distribution plan ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds pay fees directly to the distributor. Payments by a Fund under the Investor A Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund's Investor A Shares. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of a Fund as accrued.

The Trust also has adopted a shareholder servicing plan ("Investor A Servicing Plan") for the Investor A Shares of the Short-Term Municipal Income Fund. Under the Investor A Servicing Plan, the Short-Term Municipal Income Fund may pay for shareholder services provided by institutions to shareholders of Investor A Shares of the Fund. Payments by the Short-Term Municipal Income Fund under the Investor A Servicing Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of Investor A Shares of the Fund.

The Trust also has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Investor C ("Investor C Plan") and Investor N ("Investor N Plan") Shares of each Fund. Pursuant to the Plans, the Funds pay fees directly to the distributor. Payments under the Investor C Plan and the Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of a Fund. Fees paid pursuant the Investor C Plan and the Investor N Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

The Trust also has adopted shareholder servicing plans with respect to Investor C ("Investor C Servicing Plan") and Investor N ("Investor N Servicing Plan") Shares of the Funds. Pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan, each Fund pays for certain shareholder support services that are provided to the owners of Investor C or Investor N Shares by the servicing agents that have entered into a shareholder servicing agreement with the Trust. Payments under the Investor C Servicing Plan and the Investor N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor C or Investor N Shares, respectively, of a Fund. Fees paid pursuant to the Investor C Servicing Plan and the Investor N Servicing Plan are charged as expenses of Investor C or Investor N Shares, respectively, of a Fund as accrued.

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank.

For the year ended November 30, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                          FEES PAID PURSUANT TO:
                                          INVESTOR A     INVESTOR A     INVESTOR C     INVESTOR C     INVESTOR N     INVESTOR N
                                             PLAN      SERVICING PLAN      PLAN      SERVICING PLAN      PLAN      SERVICING PLAN
                                                  -----------------------------------------------------------------------
Florida Intermediate Municipal
  Bond Fund.............................   $  4,198            N/A       $  1,436         $ --         $ 11,742       $ 11,742
Florida Municipal Bond Fund.............      3,021            N/A            182           --          116,436         58,218
Georgia Intermediate Municipal Bond
  Fund..................................     20,573            N/A         12,823           --           19,405         19,405
Georgia Municipal Bond Fund.............         13            N/A            270           --           56,452         28,226
Maryland Intermediate Municipal Bond
  Fund..................................     42,880            N/A         13,177           --           11,051         11,051
Maryland Municipal Bond Fund............      1,205            N/A             17           --           34,885         17,443
North Carolina Intermediate Municipal
  Bond Fund.............................     17,214            N/A          7,248           --           17,417         17,417
North Carolina Municipal Bond Fund......      1,530            N/A            103           --          138,637         69,318
South Carolina Intermediate Municipal
  Bond Fund.............................     31,815            N/A         28,757           --           15,338         15,338
South Carolina Municipal Bond Fund......        850            N/A             27           --           53,754         26,877
Tennessee Intermediate Municipal Bond
  Fund..................................     15,683            N/A             11           --            8,739          8,739
Tennessee Municipal Bond Fund...........        216            N/A            364           --           30,817         15,409
Texas Intermediate Municipal Bond
  Fund..................................      1,638            N/A          2,216           --            7,846          7,846
Texas Municipal Bond Fund...............        311            N/A             29           --           59,643         29,821
Virginia Intermediate Municipal Bond
  Fund..................................    151,365            N/A         38,399           --           27,642         27,642
Virginia Municipal Bond Fund............        810            N/A             61           --           74,437         37,218
Short-Term Municipal Income Fund........         --       $  4,237          2,660           --           10,711         26,777
Intermediate Municipal Bond Fund........      1,714            N/A            662           --            2,934          2,934
Municipal Income Fund...................     51,257            N/A         19,872           --           91,220         45,610

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended November 30, 1995, the effective rates paid by the Funds, as a percentage of average daily net assets under the shareholder servicing and distribution plans were as follows:

                                          INVESTOR A     INVESTOR A     INVESTOR C     INVESTOR C     INVESTOR N     INVESTOR N
                                             PLAN      SERVICING PLAN      PLAN      SERVICING PLAN      PLAN      SERVICING PLAN
                                                        ----------------------------------------------------------
Florida Intermediate Municipal Bond
  Fund..................................     0.20%           N/A           0.50%          0.00%          0.25%          0.25%
Florida Municipal Bond Fund.............     0.20            N/A           0.75           0.00           0.50           0.25
Georgia Intermediate Municipal Bond
  Fund..................................     0.20            N/A           0.50           0.00           0.25           0.25
Georgia Municipal Bond Fund.............     0.20            N/A           0.75           0.00           0.50           0.25
Maryland Intermediate Municipal Bond
  Fund..................................     0.20            N/A           0.50           0.00           0.25           0.25
Maryland Municipal Bond Fund............     0.20            N/A           0.75           0.00           0.50           0.25
North Carolina Intermediate Municipal
  Bond Fund.............................     0.20            N/A           0.50           0.00           0.25           0.25
North Carolina Municipal Bond Fund......     0.20            N/A           0.75           0.00           0.50           0.25
South Carolina Intermediate Municipal
  Bond Fund.............................     0.20            N/A           0.50           0.00           0.25           0.25
South Carolina Municipal Bond Fund......     0.20            N/A           0.75           0.00           0.50           0.25
Tennessee Intermediate Municipal Bond
  Fund..................................     0.20            N/A           0.50           0.00           0.25           0.25
Tennessee Municipal Bond Fund...........     0.20            N/A           0.75           0.00           0.50           0.25
Texas Intermediate Municipal Bond
  Fund..................................     0.20            N/A           0.50           0.00           0.25           0.25
Texas Municipal Bond Fund...............     0.20            N/A           0.75           0.00           0.50           0.25
Virginia Intermediate Municipal Bond
  Fund..................................     0.20            N/A           0.50           0.00           0.25           0.25
Virginia Municipal Bond Fund............     0.20            N/A           0.75           0.00           0.50           0.25
Short-Term Municipal Income Fund........     0.00           0.20%          0.25           0.00           0.10           0.25
Intermediate Municipal Bond Fund........     0.20            N/A           0.50           0.00           0.25           0.25
Municipal Income Fund...................     0.20            N/A           0.75           0.00           0.50           0.25

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended November 30, 1995, was as follows:

                                                                                                   PURCHASES             SALES
                                                                                                   ----------------------------
Florida Intermediate Municipal Bond Fund.......................................................   $13,181,154         $17,834,108
Florida Municipal Bond Fund....................................................................    12,892,370           4,275,229
Georgia Intermediate Municipal Bond Fund.......................................................    12,807,438           9,516,107
Georgia Municipal Bond Fund....................................................................     7,040,329           3,018,475
Maryland Intermediate Municipal Bond Fund......................................................     9,121,965          17,131,720
Maryland Municipal Bond Fund...................................................................     7,915,289             932,923
North Carolina Intermediate Municipal Bond Fund................................................    25,843,181          20,137,369
North Carolina Municipal Bond Fund.............................................................    13,811,888          11,412,705
South Carolina Intermediate Municipal Bond Fund................................................     8,199,911          21,115,207
South Carolina Municipal Bond Fund.............................................................     6,882,945           1,557,357
Tennessee Intermediate Municipal Bond Fund.....................................................     7,268,473           5,552,505
Tennessee Municipal Bond Fund..................................................................     3,645,724           2,950,049
Texas Intermediate Municipal Bond Fund.........................................................    18,517,179          17,852,700
Texas Municipal Bond Fund......................................................................     9,638,243           7,392,260
Virginia Intermediate Municipal Bond Fund......................................................    55,193,405          92,223,415
Virginia Municipal Bond Fund...................................................................     7,381,520           2,635,303
Short-Term Municipal Income Fund...............................................................    63,839,601          46,659,713
Intermediate Municipal Bond Fund...............................................................    49,736,624          20,804,985
Municipal Income Fund..........................................................................    52,613,097          52,063,083

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 1995, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes was as follows:

                                                                                                TAX BASIS             TAX BASIS
                                                                                               UNREALIZED            UNREALIZED
                                                                                              APPRECIATION          DEPRECIATION
                                                                                                ------------------------------
Florida Intermediate Municipal Bond Fund...................................................    $ 2,318,151                    --
Florida Municipal Bond Fund................................................................      1,840,338           $    99,484
Georgia Intermediate Municipal Bond Fund...................................................      2,708,621                18,221
Georgia Municipal Bond Fund................................................................        565,002                43,857
Maryland Intermediate Municipal Bond Fund..................................................      3,598,723                74,911
Maryland Municipal Bond Fund...............................................................        544,776                47,344
North Carolina Intermediate Municipal Bond Fund............................................      1,687,659                 9,770
North Carolina Municipal Bond Fund.........................................................      1,315,323               121,079
South Carolina Intermediate Municipal Bond Fund............................................      2,799,897                99,394
South Carolina Municipal Bond Fund.........................................................        603,542                31,447
Tennessee Intermediate Municipal Bond Fund.................................................        586,852                    --
Tennessee Municipal Bond Fund..............................................................        367,030                   725
Texas Intermediate Municipal Bond Fund.....................................................        990,543                   808
Texas Municipal Bond Fund..................................................................      1,010,590                14,150
Virginia Intermediate Municipal Bond Fund..................................................     12,498,603               127,372
Virginia Municipal Bond Fund...............................................................        824,135                50,042
Short-Term Municipal Income Fund...........................................................      1,192,792                 5,587
Intermediate Municipal Bond Fund...........................................................      3,378,396                20,641
Municipal Income Fund......................................................................      8,239,608                33,837

5.  SHARES OF BENEFICIAL INTEREST.

As of November 30, 1995, an unlimited number of shares without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption.

As of November 30, 1995, all organizational costs were fully amortized for Nations Maryland Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Municipal Income Fund.

7.  LINE OF CREDIT.

The Trust and Nations Fund, Inc. participate in a $25 million line of credit provided by Mellon Bank, N.A. (the "Bank") under a Line of Credit Agreement (the "Agreement") dated March 17, 1994. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under this Agreement, each Fund may borrow up to the lesser of $10 million or 5% of its net assets. Interest on borrowings is payable either at the higher of the Bank's Money Market Rate or the London Interbank Offered Rate (LIBOR) plus 0.25% on an annualized basis. The Funds and the other affiliated entities are charged an aggregate commitment fee of 0.25% per annum on the amount of the line of credit. Each Fund is liable only for that portion of the commitment with respect to such Fund and shall not be liable for the portion of the commitment fee of any other fund. The Agreement requires, among other things, that each participating Fund maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 1995, there were no loans outstanding under this Agreement. During the year ended November 30, 1995, the following Funds had borrowings under the Agreement:

                                                                                                AVERAGE
                                                         MAXIMUM       AVERAGE                   DEBT       INTEREST
                                                         AMOUNT        AMOUNT       AVERAGE       PER         RATE        INTEREST
                        FUND                           OUTSTANDING   OUTSTANDING     SHARES      SHARE    HIGH    LOW     EXPENSE
 ------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Municipal Bond Fund.............  $  700,000      $30,959      4,885,506  $0.0063    6.38%   5.65%   $1,931
Florida Municipal Bond Fund..........................     400,000        2,192      3,573,142   0.0006    5.90    5.70       129
Georgia Intermediate Municipal Bond Fund.............     800,000       23,014      5,456,716   0.0042    6.38    6.00     1,507
Georgia Municipal Bond Fund..........................     300,000        3,836      1,331,538   0.0029    6.32    5.70       239
Maryland Intermediate Municipal Bond Fund............   2,400,000       44,932      8,265,978   0.0054    6.49    5.70     2,765
North Carolina Intermediate Municipal Bond Fund......   4,300,000       19,726      3,539,733   0.0056    6.33    5.90     1,300
North Carolina Municipal Bond Fund...................     600,000        4,932      3,195,528   0.0015    6.44    5.85       380
South Carolina Intermediate Municipal Bond Fund......   3,400,000       97,534      7,200,999   0.0135    6.38    5.65     5,814
South Carolina Municipal Bond Fund...................     400,000        3,288      1,321,187   0.0025    6.19    5.94       202
Tennessee Intermediate Municipal Bond Fund...........     100,000        1,370      1,702,952   0.0008    6.32    6.25        87
Tennessee Municipal Bond Fund........................     200,000        3,562        712,772   0.0050    6.25    5.70       216
Texas Intermediate Municipal Bond Fund...............     500,000       13,699      2,854,051   0.0048    6.32    5.65       843
Texas Municipal Bond Fund............................     200,000        4,384      1,673,531   0.0026    6.25    5.94       266
Virginia Intermediate Municipal Bond Fund............   1,800,000       76,712     24,217,328   0.0032    6.55    5.65     4,734
Virginia Municipal Bond Fund.........................     100,000        1,644      1,911,607   0.0009    6.35    6.07       137
Short-Term Municipal Income Fund.....................   1,000,000       35,342      5,910,846   0.0060    6.37    5.80     2,252
Intermediate Municipal Bond Fund.....................     900,000       17,260      6,857,280   0.0025    6.44    5.75     1,033
Municipal Income Fund................................     900,000       35,616     10,337,647   0.0034    6.44    5.70     2,301

The average amount outstanding was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended November 30, 1995.

8.  CAPITAL LOSS CARRYFORWARD.

At November 30 1995, the following Funds had available for Federal income tax purposes the following unused capital losses:

                                                                                                          LOSSES         LOSSES
                                                                                                         DEFERRED       DEFERRED
                                                                                                         EXPIRING       EXPIRING
                                                FUND                                                     IN 2002        IN 2003
------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Municipal Bond Fund............................................................    $  374,901     $  752,907
Florida Municipal Bond Fund.........................................................................       531,197        354,485
Georgia Intermediate Municipal Bond Fund............................................................        57,603        321,604
Georgia Municipal Bond Fund.........................................................................       181,039        222,938
Maryland Intermediate Municipal Bond Fund...........................................................            --      1,047,530
Maryland Municipal Bond Fund........................................................................        31,592          4,504
North Carolina Intermediate Municipal Bond Fund.....................................................            --        330,912
North Carolina Municipal Bond Fund..................................................................       358,960        425,261
South Carolina Intermediate Municipal Bond Fund.....................................................        44,516        395,705
South Carolina Municipal Bond Fund..................................................................        24,955         47,052
Tennessee Intermediate Municipal Bond Fund..........................................................       254,343         53,285
Tennessee Municipal Bond Fund.......................................................................        46,910        174,808
Texas Intermediate Municipal Bond Fund..............................................................       595,573        474,023
Texas Municipal Bond Fund...........................................................................       682,573        131,901
Virginia Intermediate Municipal Bond Fund...........................................................            --      2,072,659
Virginia Municipal Bond Fund........................................................................       514,704         77,074
Short-Term Municipal Income Fund....................................................................       353,743        373,533
Intermediate Municipal Bond Fund....................................................................       133,155        273,438
Municipal Income Fund...............................................................................     2,200,825      2,394,822

NATIONS FUND TRUST

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  REORGANIZATION.

On March 31, 1994, the Maryland Intermediate Municipal Bond Fund (Acquiring
Fund) acquired the assets and certain liabilities of The Capitol Mutual Funds Maryland Tax Free Securities Portfolio (Acquired Fund), in exchange for shares of the Acquiring Fund, pursuant to a plan of tax-free reorganization approved by the Acquired Fund's shareholders on March 31, 1994. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized depreciation included in the Acquired Fund's total net assets at the acquisition date were as follows:

                                                                            VALUE OF
                                                                SHARES       SHARES     TOTAL NET      TOTAL NET       ACQUIRED
                                                              ISSUED BY    ISSUED BY    ASSETS OF      ASSETS OF         FUND
                                                              ACQUIRING    ACQUIRING     ACQUIRED      ACQUIRING      UNREALIZED
        ACQUIRING FUND              ACQUIRED FUND                FUND         FUND        FUND*          FUND        DEPRECIATION
 ------------------------------------------------------------------------------------------------------------------------------
Maryland Intermediate            The Capitol Mutual
  Municipal Bond Fund              Funds
                                 Maryland Tax Free
                                   Securities Portfolio         830,468    $8,753,129   $8,753,129    $82,822,501      $109,366

---------------
* The value of the net assets of the Acquiring Fund immediately after the acquisition was $91,575,630.

10.  SUBSEQUENT EVENT.

Effective January 1, 1996, NationsBanc Advisors, Inc. will become the investment advisor to the Trust. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. will become the sub-advisor to the Trust. Both NationsBanc Advisors, Inc. and TradeStreet Investment Associates Inc. are indirect wholly-owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Trust.

NATIONS FUND TRUST
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nineteen Tax-Exempt Income Funds that constitute part of Nations Fund Trust (the "Trust") at November 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 19, 1996

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

This report is submitted for the general information of shareholders of Nations Fund Trust. This material must be preceded or accompanied by a Nations Fund prospectus.